UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07452

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000

Houston, Texas 77046

(Address of principal executive offices) (Zip code)

Sheri Morris

11 Greenway Plaza,

Suite 1000 Houston, Texas 77046

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end: 12/31

Date of reporting period: 12/31/18

Item 1. Report to Stockholders.

Annual Report to Shareholders	December 31, 2018

Invesco V.I. American Franchise Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The Fund’s Form N-Q (or any successor Form) filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q (or any successor Form), have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/ proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Invesco Distributors, Inc.	VK-VIAMFR-AR-1	02152019 1210

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2018, Series I shares of Invesco V.I. American Franchise Fund (the Fund) underperformed the Russell 1000 Growth Index, the Fund’s style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/17 to 12/31/18, excluding variable product issuer charges.

If variable product issuer charges were included, returns would be lower.

Series I Shares	-3.62%
Series II Shares	-3.89
S&P 500 Index▼ (Broad Market Index)	-4.38
Russell 1000 Growth Index∎ (Style-Specific Index)	-1.51
Lipper VUF Large-Cap Growth Funds Index◆ (Peer Group Index)	-0.68
Source(s): ▼FactSet Research Systems Inc.; ∎RIMES Technologies Corp.; ◆Lipper Inc.

Market conditions and your Fund

Calendar year 2018 proved to be an increasingly volatile time for US equities. In January 2018, US equity markets steadily moved higher, as investors remained enthused about the passage of the Tax Cuts and Jobs Act signed into law in late December 2017. However, in February 2018, volatility returned to the US stock and bond markets. Worries about how rising interest rates might affect economic growth, concerns about a potential trade war and heightened geopolitical tensions caused the US stock markets to pull back and volatility to increase.

    US equity markets generally recovered in the second quarter of 2018 as strong US retail sales and low unemployment buoyed markets. Throughout the summer, US equities moved higher as corporate profits surged. Several US equity indexes reached new highs despite potential headwinds including trade tensions, tariff announcements and contagion concerns over a Turkish currency crisis. After a relatively quiet summer, market volatility noticeably rose in October, as US equity markets suffered a sharp sell-off through year-end, amid rising interest rates and concerns that higher inflation could mean a more restrictive monetary policy. In this environment, there was a flight to safety, as investors fled to defensive areas of the equities markets, like health care and utilities, and US Treasuries.

    Given signs of a strong economy, the US Federal Reserve raised interest rates four times during the year: in March, June, September and December 2018. Following December’s Federal Reserve meeting, Chairman Jerome Powell raised interest rates for the fourth time in 2018 by 25 basis points to a targeted range of 2.25% to 2.50%, and lowered guidance from three to two rate hikes in 2019, signaling a slightly more dovish stance than expected.1 In contrast, the European Central Bank and central banks in several other countries maintained extraordinarily accommodative monetary policies.

    During the year, the Fund produced a loss and underperformed the style-specific benchmark. Stock selection in the communication services and consumer staples sectors, as well as overweight exposures in the communication services and energy sectors, were key detractors from relative performance. Key contributors to relative performance included stock selection and underweight exposures in the industrials and materials sectors, as well as stock selection in the information technology (IT) sector. Ancillary cash was also beneficial to relative returns given stock market volatility during the year.

    Within communication services, entertainment industry holdings Nintendo and Activision Blizzard were key individual detractors from both absolute and relative returns for the year. Nintendo’s stock fell in the second quarter following a decline in its Switch console sales that resulted from a lack of momentum in Nintendo Labo, a series of do-it-yourself kits that work with the Switch console. Nintendo also saw a lack of Switch support for popular third-party titles, such as “Fortnite.” Activision Blizzard experienced weak third-quarter results and reduced its outlook after experiencing a lower-than-expected performance of the expansion pack for its key “Destiny” title and a lack of a major game release for 2019. In general, global video game stocks saw weakness in the fourth quarter as a result of China’s regulatory head-winds combined with a market rotation out of growth and toward defensive areas.

    During the year, an overweight allocation in Facebook detracted from the Fund’s performance relative to the style-specific benchmark. The social media company faced a few tough periods in 2018, with the first being a major sell-off in March following the announcement that Cambridge Analytica (not a Fund holding) had harvested personal data from profiles to use for targeted political ads. In July, Facebook’s management released guidance indicating slower-than-expected revenue growth in the second half of 2018 driven by the migration of

Portfolio Composition
By sector	% of total net assets

Information Technology	22.4%
Consumer Discretionary	22.1
Communication Services	20.4
Health Care	16.7
Industrials	7.5
Consumer Staples	2.5
Energy	2.5
Financials	2.3
Materials	2.3
Money Market Funds
Plus Other Assets Less Liabilities	1.3

Top 10 Equity Holdings*
% of total net assets

1. Amazon.com, Inc.	8.6%
2. Alphabet Inc.-Class A	7.0
3. Facebook, Inc.-Class A	4.1
4. Microsoft Corp.	4.1
5. UnitedHealth Group Inc.	3.9
6. Alibaba Group Holding Ltd.-ADR	3.7
7. Mastercard Inc.-Class A	3.5
8. Visa Inc.-Class A	3.2
9. salesforce.com, inc.	3.1
10. Lowe’s Cos., Inc.	3.1

Total Net Assets	$538.4 million

Total Number of Holdings*	66

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of December 31, 2018.

Invesco V.I. American Franchise Fund

users from the application’s News Feed to its Stories section, along with higher-than-expected expense growth related to safety, security and privacy controls. We continued to hold the stock but decreased exposure throughout the year.

    Within the energy sector, Noble Energy, Marathon Oil and Occidental Petroleum were among detractors from the Fund’s performance versus the style-specific benchmark for the year. In general, the energy sector was among the worst-performing sectors this year given volatility in oil prices. We used weakness in energy stocks to reallocate into companies with higher conviction that we believed were higher quality, such as Noble Energy. Shares of Noble Energy have underperformed other large exploration and production companies for the last several years given its exposure to Mediterranean gas markets, which are still ramping up and less understood by investors. We received shares of Marathon Oil following its takeover of Andeavor (not a Fund holding) and have maintained the shares. Occidental Petroleum was sold during the year as part of our original reason for owning the stock had deteriorated. Gaps between crude oil prices in the Permian Basin versus Brent Oil had been wide earlier in the year due to energy infrastructure constraints. The gap narrowed.

    Within the consumer discretionary sector, retail and e-commerce giant Amazon.com was a key contributor to both absolute and relative returns for the year. Amazon reported strong revenue growth across all segments and strong profit margins in its retail and Amazon Web Services (AWS) segments. AWS provides on-demand cloud computing services enabling retailers to increase operational efficiency in order to have a global reach and gain scale quickly.

    Within the IT sector, salesforce.com, Mastercard and Palo Alto Networks contributed to both absolute and relative returns. salesforce.com provides customer relationship management (CRM) software that is delivered via internet browsers and on mobile devices to help companies increase sales and promote customer satisfaction. Quarterly revenue results were strong during 2018, with double-digit growth over the previous year. Further, the company continued to increase future guidance on these strong results. Mastercard experienced strong results for much of the year given payment volume growth due to its thoughtful approach toward investments within the business-to-business payments arena, blockchain technology and fast ACH processing. Palo Alto Networks is a cybersecurity company that provides advanced firewall protection and helps businesses protect against cyber-attacks. Unlike its competitors, Palo Alto Network’s services run on the same hardware and threats are evaluated with its unique “single pass” technology. We believed this would help Palo Alto Networks continue to gain market share as security breaches increase worldwide.

    At the end of the year, the Fund’s largest overweight positions relative to the Russell 1000 Growth Index were in the communication services, consumer discretionary, health care and energy sectors. The largest underweight exposures were in the IT, industrials, consumer staples, financials and real estate sectors. Our overweight exposures are primarily focused on companies that we believe will benefit from technology-driven market share shifts, demographics and changing consumer behaviors. While our underweight exposures are primarily driven by late economic cycle dynamics, such as excess inventory and slowing growth rates in combination with reduced, and in some cases reversed, fiscal stimulus or high geopolitical uncertainty.

    Our view is that we are in a slowing, but not declining, growth environment as the benefits of US tax stimulus and deregulation are offset by higher interest rates, rising labor costs and trade pressures. In such an environment, true growth will likely remain scarce, and we believe the market will favor companies that can produce growth and compound earnings in spite of the economic cycle. We believe that change is the fuel for growth, thus we are seeking to identify “share-takers,” companies that can gain market share from technology-enabled advantages in their business models and from disruptive shifts in consumer behavior. Though we anticipate a possible economic slowing, we continue to prudently balance the Fund’s portfolio between dynamic growth opportunities and more durable growth opportunities.

    Thank you for your commitment to the Invesco V.I. American Franchise Fund and for sharing our long-term investment horizon.

1	Source: US Federal Reserve

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Erik Voss Chartered Financial Analyst, Portfolio Manager, is lead manager of Invesco V.I. American Franchise
Fund. He joined Invesco in 2010. Mr. Voss earned a BS in mathematics and an MS in finance from the University of Wisconsin.

Ido Cohen Portfolio Manager, is manager of Invesco V.I. American Franchise Fund. He joined Invesco in 2010. Mr. Cohen earned a BS in economics from The Wharton School of the University of Pennsylvania.

Invesco V.I. American Franchise Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/08

1	Source: RIMES Technologies Corp.
2	Source: Lipper Inc.
3	Source: FactSet Research Systems Inc.

Past performance cannot guarantee

comparable future results.

Average Annual Total Returns
As of 12/31/18

Series I Shares
Inception (7/3/95)	8.88%
10 Years	15.58
5 Years	7.40
1 Year	-3.62

Series II Shares
Inception (9/18/00)	1.52%
10 Years	15.29
5 Years	7.13
1 Year	-3.89

Effective June 1, 2010, Class I and Class II shares of the predecessor fund, Van Kampen Life Investment Trust Capital Growth Portfolio, advised by Van Kampen Asset Management were reorganized into Series I and Series II shares, respectively, of Invesco Van Kampen V.I. Capital Growth Fund (renamed Invesco V.I. American Franchise Fund on April 29, 2013). Returns shown above, prior to June 1, 2010, for Series I and Series II shares are blended returns of the predecessor fund and Invesco V.I. American Franchise Fund. Share class returns will differ from the predecessor fund because of different expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures in the table and chart do not reflect deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund Shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.89% and 1.14%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. American Franchise Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. American Franchise Fund

Invesco V.I. American Franchise Fund’s investment objective is to seek capital growth.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2018, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.

Principal risks of investing in the Fund

Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.

    Growth investing risk. Growth stocks tend to be more expensive relative to the issuing company’s earnings or assets compared with other types of stock. As a result, they tend to be more sensitive to changes in, or investors’ expectations of, the issuing company’s earnings and can be more volatile.

    Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.

    Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.

    Mid-capitalization companies risk. Mid-capitalization companies tend to be more vulnerable to changing market conditions and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.

    Sector focus risk. The Fund may from time to time invest a significant amount of its assets (i.e. over 25%) in one market sector or group of related industries. In this event, the Fund’s performance will depend to a greater extent on the overall condition of the sector or group of industries and there is increased risk that the Fund will lose significant value if conditions adversely affect that sector or group of industries.

About indexes used in this report

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

    The Russell 1000® Growth Index is an unmanaged index considered representative of large-cap growth stocks. The Russell 1000 Growth Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

    The Lipper VUF Large-Cap Growth Funds Index is an unmanaged index considered representative of large-cap growth variable insurance underlying funds tracked by Lipper.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

    Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Invesco V.I. American Franchise Fund

Schedule of Investments(a)

December 31, 2018

	Shares	Value
Common Stocks & Other Equity Interests–98.67%
Aerospace & Defense–2.39%
Airbus S.E. (France)	50,081	$4,789,793
BAE Systems PLC (United Kingdom)	469,424	2,739,803
Boeing Co. (The)	10,354	3,339,165
Raytheon Co.	12,862	1,972,388
		12,841,149

Agricultural & Farm Machinery–0.51%
Deere & Co.	18,235	2,720,115

Application Software–4.54%
Adobe Inc.(b)	33,466	7,571,348
salesforce.com, inc.(b)	123,124	16,864,294
		24,435,642

Biotechnology–1.11%
Alexion Pharmaceuticals, Inc.(b)	24,785	2,413,068
BioMarin Pharmaceutical Inc.(b)	9,774	832,256
Celgene Corp.(b)	42,366	2,715,237
		5,960,561

Cable & Satellite–1.55%
Charter Communications, Inc.–Class A(b)	29,213	8,324,829

Commodity Chemicals–0.57%
LyondellBasell Industries N.V.–Class A	36,727	3,054,217

Consumer Electronics–2.44%
Sony Corp. (Japan)	273,300	13,161,279

Data Processing & Outsourced Services–8.49%
Mastercard Inc.–Class A	101,095	19,071,571
PayPal Holdings, Inc.(b)	111,743	9,396,469
Visa Inc.–Class A	130,852	17,264,613
		45,732,653

Diversified Support Services–1.02%
Cintas Corp.	32,542	5,466,731

Environmental & Facilities Services–1.62%
Republic Services, Inc.	61,582	4,439,446
Waste Management, Inc.	48,056	4,276,504
		8,715,950

Financial Exchanges & Data–1.99%
London Stock Exchange Group PLC (United Kingdom)	83,026	4,284,560
S&P Global Inc.	37,898	6,440,386
		10,724,946

Health Care Equipment–4.62%
Abbott Laboratories	66,472	4,807,920
Boston Scientific Corp.(b)	157,402	5,562,587
Intuitive Surgical, Inc.(b)	14,197	6,799,227
Stryker Corp.	36,670	5,748,022

	Shares	Value
Health Care Equipment–(continued)
Teleflex Inc.	7,569	$1,956,435
		24,874,191

Home Improvement Retail–3.71%
Home Depot, Inc. (The)	20,703	3,557,190
Lowe’s Cos., Inc.	177,956	16,436,016
		19,993,206

Hotels, Resorts & Cruise Lines–2.69%
Norwegian Cruise Line Holdings Ltd.(b)	66,083	2,801,258
Royal Caribbean Cruises Ltd.	119,306	11,666,934
		14,468,192

Industrial Gases–0.85%
Air Products & Chemicals, Inc.	28,575	4,573,429

Industrial Machinery–0.93%
Stanley Black & Decker Inc.	41,949	5,022,973

Interactive Home Entertainment–6.04%
Activision Blizzard, Inc.	232,064	10,807,221
Electronic Arts Inc.(b)	55,585	4,386,212
Nintendo Co., Ltd. (Japan)	44,400	11,730,959
Take-Two Interactive Software, Inc.(b)	54,306	5,590,260
		32,514,652

Interactive Media & Services–11.12%
Alphabet Inc.–Class A(b)	36,063	37,684,393
Facebook, Inc.–Class A(b)	169,256	22,187,769
		59,872,162

Internet & Direct Marketing Retail–13.21%
Alibaba Group Holding Ltd.–ADR (China)(b)	143,962	19,732,871
Amazon.com, Inc.(b)	30,672	46,068,424
Booking Holdings Inc.(b)	3,088	5,318,833
		71,120,128

Investment Banking & Brokerage–0.29%
Morgan Stanley	39,324	1,559,197

Life Sciences Tools & Services–4.57%
Illumina, Inc.(b)	38,459	11,535,008
IQVIA Holdings Inc.(b)	50,862	5,908,639
Thermo Fisher Scientific, Inc.	31,970	7,154,566
		24,598,213

Managed Health Care–4.60%
Anthem, Inc.	13,549	3,558,374
UnitedHealth Group Inc.	85,198	21,224,526
		24,782,900

Movies & Entertainment–1.72%
Netflix, Inc.(b)	24,324	6,510,562
Vivendi S.A. (France)	113,461	2,756,797
		9,267,359

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. American Franchise Fund

	Shares	Value
Oil & Gas Exploration & Production–0.93%
Diamondback Energy Inc.	13,173	$1,221,137
Noble Energy, Inc.	202,081	3,791,040
		5,012,177

Oil & Gas Refining & Marketing–1.56%
Marathon Petroleum Corp.	142,449	8,405,915

Packaged Foods & Meats–0.95%
Tyson Foods, Inc.–Class A	96,104	5,131,954

Pharmaceuticals–1.80%
Allergan PLC	24,875	3,324,792
Zoetis Inc.	74,242	6,350,661
		9,675,453

Railroads–1.01%
Canadian Pacific Railway Ltd. (Canada)	30,591	5,433,573

Semiconductor Equipment–0.57%
Applied Materials, Inc.	49,640	1,625,214
ASML Holding N.V.–New York Shares (Netherlands)	9,404	1,463,450
		3,088,664

Semiconductors–1.38%
Broadcom Inc.	16,410	4,172,735
NVIDIA Corp.	24,289	3,242,581
		7,415,316

Specialty Chemicals–0.90%
Sherwin-Williams Co. (The)	12,309	4,843,099

	Shares	Value
Systems Software–5.22%
Microsoft Corp.	215,631	$21,901,641
Palo Alto Networks, Inc.(b)	15,765	2,969,338
ServiceNow, Inc.(b)	18,311	3,260,273
		28,131,252

Technology Hardware, Storage & Peripherals–2.23%
Apple Inc.	76,285	12,033,196

Tobacco–1.54%
Philip Morris International Inc.	124,136	8,287,319
Total Common Stocks & Other Equity Interests (Cost $337,101,278)		531,242,592

Money Market Funds–1.26%
Invesco Government & Agency Portfolio– Institutional Class, 2.30%(c)	2,370,601	2,370,601
Invesco Liquid Assets Portfolio–Institutional Class, 2.48%(c)	1,692,961	1,693,130
Invesco Treasury Portfolio–Institutional Class, 2.30%(c)	2,709,258	2,709,258
Total Money Market Funds (Cost $6,773,039)		6,772,989
TOTAL INVESTMENTS IN SECURITIES–99.93% (Cost $343,874,317)		538,015,581
OTHER ASSETS LESS LIABILITIES–0.07%		391,801
NET ASSETS–100.00%		$538,407,382

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of December 31, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. American Franchise Fund

Statement of Assets and Liabilities

December 31, 2018

Statement of Operations

For the year ended December 31, 2018

Assets:
Investments in securities, at value (Cost $337,101,278)	$531,242,592
Investments in affiliated money market funds, at value (Cost $6,773,039)	6,772,989
Foreign currencies, at value (Cost $6,378)	6,435
Receivable for:
Fund shares sold	919,017
Dividends	356,332
Investment for trustee deferred compensation and retirement plans	308,560
Total assets	539,605,925

Liabilities:
Payable for:
Amount due to custodian	326,286
Fund shares reacquired	151,503
Accrued fees to affiliates	323,307
Accrued trustees’ and officers’ fees and benefits	5,630
Accrued other operating expenses	58,434
Trustee deferred compensation and retirement plans	333,383
Total liabilities	1,198,543
Net assets applicable to shares outstanding	$538,407,382

Net assets consist of:
Shares of beneficial interest	$265,582,159
Distributable earnings	272,825,223
$538,407,382

Net Assets:
Series I	$405,191,586
Series II	$133,215,796

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	7,090,515
Series II	2,426,408
Series I:
Net asset value per share	$57.15
Series II:
Net asset value per share	$54.90

Investment income:
Dividends (net of foreign withholding taxes of $78,544)	$5,671,729
Dividends from affiliated money market funds (includes securities lending income of $27,451)	62,216
Total investment income	5,733,945

Expenses:
Advisory fees	4,389,714
Administrative services fees	1,131,436
Custodian fees	40,791
Distribution fees — Series II	409,064
Transfer agent fees	74,683
Trustees’ and officers’ fees and benefits	29,771
Reports to shareholders	9,607
Professional services fees	56,948
Other	12,733
Total expenses	6,154,747
Less: Fees waived	(1,483)
Net expenses	6,153,264
Net investment income (loss)	(419,319)

Realized and unrealized gain (loss):
Investment securities (includes net gains from securities sold to affiliates of $3,569)	85,212,324
Foreign currencies	(46,249)
85,166,075
Change in net unrealized appreciation (depreciation) of:
Investment securities	(97,418,031)
Foreign currencies	(3,135)
(97,421,166)
Net realized and unrealized gain (loss)	(12,255,091)
Net increase (decrease) in net assets resulting from operations	$(12,674,410)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. American Franchise Fund

Statement of Changes in Net Assets

For the years ended December 31, 2018 and 2017

	2018	2017
Operations:
Net investment income (loss)	$(419,319)	$(832,957)
Net realized gain	85,166,075	40,086,602
Change in net unrealized appreciation (depreciation)	(97,421,166)	111,505,076
Net increase (decrease) in net assets resulting from operations	(12,674,410)	150,758,721

Distributions to shareholders from distributable earnings(1):
Series I	(29,906,066)	(37,895,048)
Series II	(10,129,348)	(13,392,445)
Total distributions from distributable earnings	(40,035,414)	(51,287,493)

Share transactions–net:
Series I	(46,845,225)	(2,950,365)
Series II	(24,264,904)	(6,716,707)
Net increase (decrease) in net assets resulting from share transactions	(71,110,129)	(9,667,072)
Net increase (decrease) in net assets	(123,819,953)	89,804,156

Net assets:
Beginning of year	662,227,335	572,423,179
End of year	$538,407,382	$662,227,335

(1)

For the year ended December 31, 2017, distributions to shareholders from distributable earnings consisted of distributions from net investment income and distributions from net realized gains. The Securities and Exchange Commission eliminated the requirement to disclose the distribution components separately, except for tax return of capital. For the year ended December 31, 2017, distributions from net investment income were $384,589 and $0 and distributions from net realized gains were $37,510,459 and $13,392,445 for Series I and Series II, respectively.

Notes to Financial Statements

December 31, 2018

NOTE 1—Significant Accounting Policies

Invesco V.I. American Franchise Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is to seek capital growth.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect

Invesco V.I. American Franchise Fund

appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain

Invesco V.I. American Franchise Fund

tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

J.

Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

Invesco V.I. American Franchise Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.695%
Next $250 million	0.67%
Next $500 million	0.645%
Next $550 million	0.62%
Next $3.45 billion	0.60%
Next $250 million	0.595%
Next $2.25 billion	0.57%
Next $2.5 billion	0.545%
Over $10 billion	0.52%

For the year ended December 31, 2018, the effective advisory fees incurred by the Fund was 0.67%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, formerly Invesco PowerShares Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2019, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2019. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2020, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended December 31, 2018, the Adviser waived advisory fees of $1,483.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2018, Invesco was paid $154,846 for accounting and fund administrative services and was reimbursed $976,590 for fees paid to insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2018, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the year ended December 31, 2018, the Fund incurred $4,274 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Invesco V.I. American Franchise Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$491,779,401	$39,463,191	$—	$531,242,592
Money Market Funds	6,772,989	—	—	6,772,989
Total Investments	$498,552,390	$39,463,191	$—	$538,015,581

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2018, the Fund engaged in securities purchases of $315,563 and securities sales of $376,802, which resulted in net realized gains of $3,569.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2018 and 2017:

	2018	2017
Ordinary income	$3,547,796	$384,589
Long-term capital gain	36,487,618	50,902,904
Total distributions	$40,035,414	$51,287,493

Invesco V.I. American Franchise Fund

Tax Components of Net Assets at Period-End:

2018
Undistributed ordinary income	$1,304,602
Undistributed long-term gain	80,981,012
Net unrealized appreciation — investments	190,854,679
Net unrealized appreciation (depreciation) — foreign currencies	(3,206)
Temporary book/tax differences	(311,864)
Shares of beneficial interest	265,582,159
Total net assets	$538,407,382

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and straddles.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2018.

NOTE 8—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2018 was $272,241,197 and $388,896,809, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$206,928,224
Aggregate unrealized (depreciation) of investments	(16,073,545)
Net unrealized appreciation of investments	$190,854,679

Cost of investments for tax purposes is $347,160,902.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses, on December 31, 2018, undistributed net investment income (loss) was increased by $448,600 and undistributed net realized gain was decreased by $448,600. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

Invesco V.I. American Franchise Fund

NOTE 10—Share Information

	Summary of Share Activity
	Years ended December 31,
	2018(a)		2017
	Shares	Amount	Shares	Amount
Sold:
Series I	309,111	$20,899,475	632,683	$39,590,013
Series II	172,561	11,056,980	193,178	11,491,194

Issued as reinvestment of dividends:
Series I	428,393	29,906,066	623,684	37,895,048
Series II	150,914	10,129,348	228,151	13,392,445

Reacquired:
Series I	(1,448,513)	(97,650,766)	(1,308,965)	(80,435,426)
Series II	(709,185)	(45,451,232)	(527,169)	(31,600,346)
Net increase (decrease) in share activity	(1,096,719)	$(71,110,129)	(158,438)	$(9,667,072)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 34% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Series I
Year ended 12/31/18	$62.97	$(0.00)	$(1.50)	$(1.50)	$—	$(4.32)	$(4.32)	$57.15	(3.62)%	$405,192	0.88	%(d)	0.88	%(d)	(0.00	)%(d)	42%
Year ended 12/31/17	53.58	(0.04)	14.50	14.46	(0.05)	(5.02)	(5.07)	62.97	27.34	491,271	0.89		0.89		(0.06)		45
Year ended 12/31/16	57.30	0.07	1.33	1.40	—	(5.12)	(5.12)	53.58	2.27	420,824	0.93		0.93		0.12		59
Year ended 12/31/15	54.88	(0.03)	2.76	2.73	—	(0.31)	(0.31)	57.30	5.01	479,298	0.96		0.96		(0.05)		68
Year ended 12/31/14	50.63	(0.09)	4.36	4.27	(0.02)	—	(0.02)	54.88	8.44	541,929	0.92		0.95		(0.17)		64
Series II
Year ended 12/31/18	60.79	(0.16)	(1.41)	(1.57)	—	(4.32)	(4.32)	54.90	(3.88)	133,216	1.13	(d)	1.13	(d)	(0.25	)(d)	42
Year ended 12/31/17	51.95	(0.19)	14.05	13.86	—	(5.02)	(5.02)	60.79	27.03	170,956	1.14		1.14		(0.31)		45
Year ended 12/31/16	55.85	(0.06)	1.28	1.22	—	(5.12)	(5.12)	51.95	2.00	151,599	1.18		1.18		(0.13)		59
Year ended 12/31/15	53.63	(0.16)	2.69	2.53	—	(0.31)	(0.31)	55.85	4.75	175,919	1.21		1.21		(0.30)		68
Year ended 12/31/14	49.58	(0.22)	4.27	4.05	—	—	—	53.63	8.17	199,141	1.17		1.20		(0.42)		64

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $487,880 and $163,626 for Series I and Series II shares, respectively.

Invesco V.I. American Franchise Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

and Shareholders of Invesco V.I. American Franchise Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. American Franchise Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

February 14, 2019

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. American Franchise Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2018 through December 31, 2018.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (07/01/18)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/18)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/18)	Expenses Paid During Period[2]
Series I	$1,000.00	$874.30	$4.16	$1,020.77	$4.48	0.88%
Series II	1,000.00	873.20	5.34	1,019.51	5.75	1.13

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2018 through December 31, 2018, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. American Franchise Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2018:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$36,487,618
Corporate Dividends Received Deduction*	100%
U.S. Treasury Obligations*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. American Franchise Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

Invesco V.I. American Franchise Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesse Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	1998	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	158	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None
Christopher L. Wilson — 1957 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	ISO New England, Inc. (non-profit organization managing regional electricity market)

Invesco V.I. American Franchise Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor — 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC; Secretary and Vice President, Jemstep, Inc.

Formerly: Head of Legal, Worldwide Institutional; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

Invesco V.I. American Franchise Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. American Franchise Fund

Annual Report to Shareholders	December 31, 2018

Invesco V.I. American Value Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The Fund’s Form N-Q (or any successor Form) filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q (or any successor Form), have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange- traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Invesco Distributors, Inc.                                                                                   VK-VIAMVA-AR-1             02152019    1210

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2018, Series I shares of Invesco V.I. American Value Fund (the Fund) underperformed the Russell Midcap Value Index, the Fund’s style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/17 to 12/31/18, excluding variable product issuer charges.

If variable product issuer charges were included, returns would be lower.

Series I Shares	-12.65%
Series II Shares	-12.87
S&P 500 Index▼ (Broad Market Index)	-4.38
Russell Midcap Value Index∎ (Style-Specific Index)	-12.29
Lipper VUF Mid-Cap Value Funds Index◆ (Peer Group Index)	-13.38
Source(s): ▼FactSet Research Systems Inc.; ∎RIMES Technologies Corp.; ◆Lipper Inc.

Market conditions and your Fund

Calendar year 2018 proved to be an increasingly volatile time for US equities. In January 2018, US equity markets steadily moved higher, as investors remained enthused about the passage of the Tax Cuts and Jobs Act signed into law in late December 2017. However, in February 2018, volatility returned to the US stock and bond markets. Worries about how rising interest rates might affect economic growth, concerns about a potential trade war and heightened geopolitical tensions caused the US stock markets to pull back and volatility to increase.

    US equity markets generally recovered in the second quarter of 2018 as strong US retail sales and low unemployment buoyed markets. Throughout the summer, US equities moved higher as corporate profits surged. Several US equity indexes reached new highs despite potential headwinds including trade tensions, tariff announcements and contagion concerns over a Turkish currency crisis. After a relatively quiet summer, market volatility noticeably rose in October, as US equity markets suffered a sharp sell-off through year-end, amid rising interest rates and concerns that higher inflation could mean a more restrictive monetary policy. In this environment, there was a flight to safety, as investors fled to defensive areas of the equities markets, like health care and utilities, and US Treasuries.

    Given signs of a strong economy, the US Federal Reserve raised interest rates four times during the year: in March, June, September and December 2018. Following December’s Federal Reserve meeting, Chairman Jerome Powell raised interest rates for the fourth time in 2018 by 25 basis points to a targeted range of 2.25% to 2.50%, and lowered guidance from three to two rate hikes in 2019, signaling a slightly more dovish stance than expected.1 In contrast, the European Central Bank and central banks in several other countries maintained extraordinarily accommodative monetary policies.

    Within the Russell Midcap Value Index, just two sectors – communication services and utilities – had positive returns for the year. Energy was the worst-performing sector in the Russell Midcap Value Index for the year with a loss of approximately 27%.

    Given energy’s steep declines during the year, an overweight allocation and stock selection in the energy sector was the largest detractor from the Fund’s performance relative to the style-specific benchmark during the year. Oil prices began the year at $60 per barrel, rising to a high of roughly $75 per barrel in early October, only to sharply decline to the mid $40s by late December.2 Energy stocks fell in tandem, and a number of the Fund’s largest detractors, such as Noble Energy, Devon Energy and Technip-FMC, came from this sector.

    Security selection in the health care sector also detracted from the Fund’s performance relative to the style-specific benchmark during the year. Key detractors in this sector included Mylan and DaVita. Along with other generic and specialty pharmaceutical companies, Mylan faced negative headlines regarding potential drug pricing legislation and investigations into drug price collusion. A number of company-specific headwinds also impacted Mylan, including delays in approval for its generic asthma treatment and an FDA warning letter for one of its manufacturing facilities, resulting in remediation expenses and production delays. DaVita’s shares came under pressure due to weaker-than-anticipated organic growth. In addition, the company’s sale of its medical group business to United Healthcare (not a Fund holding), while positive in our view, was renegotiated lower in the fourth quarter and added to share price weakness. We continued to hold both Mylan and DaVita at year end.

    The Fund’s lack of exposure to the communication services sector detracted from the Fund’s performance relative to the style-specific benchmark during the year as it was one of only two sectors to post a positive return for the year. The Fund’s material underweight allocation to other defensive areas, such as utilities

Portfolio Composition
By sector	% of total net assets

Financials	26.7%
Industrials	12.9
Consumer Discretionary	11.2
Energy	10.0
Health Care	9.3
Information Technology	8.0
Materials	6.9
Real Estate	6.5
Utilities	3.4
Consumer Staples	2.0
Money Market Funds
Plus Other Assets Less Liabilities	3.1

Top 10 Equity Holdings*
% of total net assets

1. FirstEnergy Corp.	3.4%
2. Royal Caribbean Cruises Ltd.	3.4
3. Willis Towers Watson PLC	3.2
4. Arthur J. Gallagher & Co.	3.1
5. Keysight Technologies, Inc.	3.0
6. W.R. Grace & Co.	3.0
7. Teradata Corp.	2.8
8. Zions Bancorp., N.A.	2.7
9. Johnson Controls International PLC	2.7
10. KeyCorp	2.5

Total Net Assets	$246.5 million

Total Number of Holdings*	44

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of December 31, 2018.

Invesco V.I. American Value Fund

and real estate, also detracted from the Fund’s relative returns.

    Stock selection in the information technology (IT) sector was the largest contributor to the Fund’s performance relative to the style-specific benchmark during the year. Technology hardware and equipment companies Ciena, Key-sight Technologies and ARRIS International were top contributors in this sector. Both Ciena and Keysight reported stronger-than-expected earnings throughout the year, which boosted shares. In November, CommScope (not a Fund holding) announced it was acquiring ARRIS for a premium to the company’s share price. We sold the stock following the announcement.

    Stock selection in the consumer discretionary sector during the year was another contributor to the Fund’s performance relative to the style-specific benchmark during the year. A strong contributor within the sector was Advance Auto Parts as the company’s turnaround initiatives resulted in stronger-than-expected earnings for much of the year. We took profits based on positive performance and trimmed our position in the stock.

    Security selection in the financials sector also contributed to the Fund’s performance relative to the style-specific benchmark. Insurer Arthur J. Gallagher was a key contributor in this sector as the company benefited from strong organic revenue growth, which helped increase profit margins.

    The Fund’s cash position and underweight allocation to the consumer staples sector during the year also contributed to the Fund’s performance relative to the style-specific benchmark.

    During the year, we increased our exposure to the consumer staples and consumer discretionary sectors and decreased our exposure to the IT sector. At year end, the Fund’s largest overweight allocations relative to the style-specific benchmark were in the financials and energy sectors, while the largest relative underweight allocations were in the utilities and real estate sectors.

    Market volatility increased significantly during the year, and we believe it may continue into 2019 given the potential for slowing economic growth, higher interest rates and uncertainty around US imposed tariffs on trade. We believe market volatility creates opportunities to invest in companies with attractive valuations and strong fundamentals. We believe that ultimately those valuations and fundamentals will be reflected in those companies’ stock prices.

    As always, we are committed to working to achieve positive returns for the Fund’s shareholders through an entire market cycle. Thank you for your continued investment in Invesco V.I. American Value Fund.

1	Source: US Federal Reserve
2	Source: Bloomberg

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Jeffrey Vancavage Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. American Value Fund. He joined
Invesco in 2016. Mr. Vancavage earned a BS in aeronautical science from Embry-Riddle Aeronautical University and an MBA from the University of Florida.

Invesco V.I. American Value Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/08

1	Source: FactSet Research Systems Inc.
2	Source: RIMES Technologies Corp.
3	Source: Lipper Inc.

Past performance cannot guarantee

comparable future results.

Average Annual Total Returns
As of 12/31/18

Series I Shares
Inception (1/2/97)	8.74%
10 Years	11.59
5 Years	2.04
1 Year	-12.65

Series II Shares
Inception (5/5/03)	8.91%
10 Years	11.38
5 Years	1.79
1 Year	-12.87

Effective June 1, 2010, Class I and Class II shares of the predecessor fund, The Universal Institutional Funds, Inc. U.S. Mid Cap Value Portfolio, advised by Morgan Stanley Investment Management Inc. were reorganized into Series I and Series II shares, respectively, of Invesco Van Kampen V.I. Mid Cap Value Fund (renamed Invesco V.I. American Value Fund on April 29, 2013). Returns shown above, prior to June 1, 2010, for Series I and Series II shares are blended returns of the predecessor fund and Invesco V.I. American Value Fund. Share class returns will differ from the predecessor fund because of different expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures in the table and chart do not reflect deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.94% and 1.19%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. American Value Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly.

Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. American Value Fund

Invesco V.I. American Value Fund’s investment objective is to provide above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2018, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.

Principal risks of investing in the Fund

Depositary receipts risk. Investing in depositary receipts involves the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.

    Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Derivatives strategies may not always be successful. For example, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

    Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.

    Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.

    Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.

    REIT risk/real estate risk. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Shares of real estate related companies, which tend to be small- and mid-cap companies, may be more volatile and less liquid.

    Sector focus risk. The Fund may from time to time invest a significant amount of its assets (i.e. over 25%) in one market sector or group of related industries. In this event, the Fund’s performance will depend to a greater extent on the overall condition of the sector or group of industries and there is increased risk that the Fund will lose significant value if conditions adversely affect that sector or group of industries.

    Small- and mid-capitalization companies risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.

    Value investing style risk. A value investing style subjects the Fund to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market.

About indexes used in this report

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

    The Russell Midcap® Value Index is an unmanaged index considered representative of mid-cap value stocks. The Russell Midcap Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

    The Lipper VUF Mid Cap Value Funds Index is an unmanaged index considered representative of mid-cap value variable insurance underlying funds tracked by Lipper.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

Invesco V.I. American Value Fund

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

    Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Invesco V.I. American Value Fund

Schedule of Investments(a)

December 31, 2018

	Shares	Value
Common Stocks & Other Equity Interests–96.93%
Aerospace & Defense–1.98%
Textron Inc.	106,100	$4,879,539

Apparel, Accessories & Luxury Goods–1.94%
Tapestry, Inc.	141,350	4,770,562

Automotive Retail–1.78%
Advance Auto Parts, Inc.	27,836	4,383,057

Biotechnology–1.00%
Myriad Genetics, Inc.(b)	85,066	2,472,869

Building Products–2.67%
Johnson Controls International PLC	222,030	6,583,189

Communications Equipment–2.26%
Ciena Corp.(b)	164,046	5,562,800

Consumer Finance–2.12%
Santander Consumer USA Holdings Inc.	297,232	5,228,311

Copper–1.77%
Freeport-McMoRan Inc.	422,007	4,350,892

Distributors–2.00%
LKQ Corp.(b)	207,850	4,932,280

Diversified Chemicals–2.14%
Eastman Chemical Co.	72,185	5,277,445

Diversified REITs–2.43%
Liberty Property Trust	142,777	5,979,501

Electric Utilities–3.44%
FirstEnergy Corp.	225,656	8,473,383

Electronic Equipment & Instruments–2.99%
Keysight Technologies, Inc.(b)	118,692	7,368,399

Food Distributors–0.80%
Performance Food Group Co.(b)	61,253	1,976,634

Food Retail–1.23%
Kroger Co. (The)	110,483	3,038,283

Health Care Distributors–1.81%
AmerisourceBergen Corp.	59,886	4,455,518

Health Care Facilities–1.95%
Encompass Health Corp.	78,018	4,813,711

Health Care Services–2.31%
DaVita Inc.(b)	110,648	5,693,946

Hotels, Resorts & Cruise Lines–5.48%
Norwegian Cruise Line Holdings Ltd.(b)	119,627	5,070,988
Royal Caribbean Cruises Ltd.	86,230	8,432,432
		13,503,420

	Shares	Value
Industrial Machinery–2.13%
Kennametal Inc.	157,918	$5,255,511

Insurance Brokers–6.29%
Arthur J. Gallagher & Co.	103,126	7,600,386
Willis Towers Watson PLC	52,125	7,915,703
		15,516,089

Investment Banking & Brokerage–2.29%
Stifel Financial Corp.	136,535	5,655,280

Life & Health Insurance–2.07%
Athene Holding Ltd.–Class A(b)	128,298	5,110,109

Marine–2.23%
Kirby Corp.(b)	81,661	5,500,685

Office REITs–2.26%
Hudson Pacific Properties, Inc.	191,697	5,570,715

Oil & Gas Equipment & Services–2.17%
TechnipFMC PLC (United Kingdom)	273,673	5,358,517

Oil & Gas Exploration & Production–7.84%
Anadarko Petroleum Corp.	121,481	5,325,727
Devon Energy Corp.	189,739	4,276,717
Marathon Oil Corp.	349,274	5,008,589
Noble Energy, Inc.	251,898	4,725,607
		19,336,640

Other Diversified Financial Services–2.15%
Voya Financial, Inc.	132,301	5,310,562

Pharmaceuticals–2.26%
Mylan N.V.(b)	202,997	5,562,118

Regional Banks–11.73%
Comerica Inc.	83,962	5,767,350
First Horizon National Corp.	408,013	5,369,451
KeyCorp	413,058	6,104,997
Wintrust Financial Corp.	76,394	5,079,437
Zions Bancorp., N.A.	161,909	6,596,173
		28,917,408

Specialized REITs–1.83%
Life Storage, Inc.	48,603	4,519,593

Specialty Chemicals–2.98%
W.R. Grace & Co.	113,166	7,345,605

Systems Software–2.75%
Teradata Corp.(b)	176,683	6,777,560

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. American Value Fund

	Shares	Value
Trucking–3.85%
Knight-Swift Transportation Holdings Inc.	225,654	$5,657,146
Ryder System, Inc.	79,387	3,822,484
		9,479,630
Total Common Stocks & Other Equity Interests (Cost $235,497,310)		238,959,761

Money Market Funds–2.80%
Invesco Government & Agency Portfolio–Institutional Class, 2.30%(c)	2,412,823	2,412,823
Invesco Liquid Assets Portfolio–Institutional Class, 2.48%(c)	1,723,129	1,723,301
Invesco Treasury Portfolio–Institutional Class, 2.30%(c)	2,757,511	2,757,511
Total Money Market Funds (Cost $6,893,701)		6,893,635
TOTAL INVESTMENTS IN SECURITIES–99.73% (Cost $242,391,011)		245,853,396
OTHER ASSETS LESS LIABILITIES–0.27%		672,719
NET ASSETS–100.00%		$246,526,115

Investment Abbreviations:

REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of December 31, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. American Value Fund

Statement of Assets and Liabilities

December 31, 2018

Statement of Operations

For the year ended December 31, 2018

Assets:
Investments in securities, at value (Cost $235,497,310)	$238,959,761
Investments in affiliated money market funds, at value (Cost $6,893,701)	6,893,635
Receivable for:
Fund shares sold	629,354
Dividends	388,840
Investment for trustee deferred compensation and retirement plans	51,625
Total assets	246,923,215

Liabilities:
Payable for:
Fund shares reacquired	61,234
Accrued fees to affiliates	231,552
Accrued trustees’ and officers’ fees and benefits	4,730
Accrued other operating expenses	39,549
Trustee deferred compensation and retirement plans	60,035
Total liabilities	397,100
Net assets applicable to shares outstanding	$246,526,115

Net assets consist of:
Shares of beneficial interest	$224,227,289
Distributable earnings	22,298,826
$246,526,115

Net Assets:
Series I	$77,490,519
Series II	$169,035,596

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	5,589,000
Series II	12,325,813
Series I:
Net asset value per share	$13.86
Series II:
Net asset value per share	$13.71

Investment income:
Dividends	$4,900,864
Dividends from affiliated money market funds	142,920
Total investment income	5,043,784

Expenses:
Advisory fees	2,500,751
Administrative services fees	605,163
Custodian fees	13,643
Distribution fees — Series II	620,640
Transfer agent fees	25,668
Trustees’ and officers’ fees and benefits	25,205
Reports to shareholders	9,200
Professional services fees	47,159
Other	8,638
Total expenses	3,856,067
Less: Fees waived	(9,219)
Net expenses	3,846,848
Net investment income	1,196,936

Realized and unrealized gain (loss) from:
Net realized gain from investment securities	23,028,494
Change in net unrealized appreciation (depreciation) of investment securities	(59,304,127)
Net realized and unrealized gain (loss)	(36,275,633)
Net increase (decrease) in net assets resulting from operations	$(35,078,697)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. American Value Fund

Statement of Changes in Net Assets

For the years ended December 31, 2018 and 2017

	2018	2017
Operations:
Net investment income	$1,196,936	$1,181,060
Net realized gain	23,028,494	43,350,554
Change in net unrealized appreciation (depreciation)	(59,304,127)	(9,438,439)
Net increase (decrease) in net assets resulting from operations	(35,078,697)	35,093,175

Distributions to shareholders from distributable earnings(1):
Series I	(13,858,867)	(2,078,429)
Series II	(33,748,480)	(4,637,366)
Total distributions from distributable earnings	(47,607,347)	(6,715,795)

Share transactions–net:
Series I	(2,498,966)	(20,241,160)
Series II	(67,396,523)	(9,832,937)
Net increase (decrease) in net assets resulting from share transactions	(69,895,489)	(30,074,097)
Net increase (decrease) in net assets	(152,581,533)	(1,696,717)

Net assets:
Beginning of year	399,107,648	400,804,365
End of year	$246,526,115	$399,107,648

(1)

For the year ended December 31, 2017, distributions to shareholders from distributable earnings consisted of distributions from net investment income and distributions from net realized gains. The Securities and Exchange Commission eliminated the requirement to disclose the distribution components separately, except for tax return of capital. For the year ended December 31, 2017, distributions from net investment income were $854,814 and $1,557,213 and distributions from net realized gains were $1,223,615 and $3,080,153 for Series I and Series II shares, respectively.

Notes to Financial Statements

December 31, 2018

NOTE 1—Significant Accounting Policies

Invesco V.I. American Value Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is to provide above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect

Invesco V.I. American Value Fund

appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.

C.

Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

D.

Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Invesco V.I. American Value Fund

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

E.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

F.

Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $1 billion	0.72%
Over $1 billion	0.65%

For the year ended December 31, 2018, the effective advisory fees incurred by the Fund was 0.72%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, formerly Invesco PowerShares Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2019, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2019. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2020, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2018, the Adviser waived advisory fees of $9,219.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2018, Invesco was paid $84,885 for accounting and fund administrative services and was reimbursed $520,278 for fees paid to insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the

Invesco V.I. American Value Fund

Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2018, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the year ended December 31, 2018, the Fund incurred $5,513 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of December 31, 2018, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 6—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2018 and 2017:

	2018	2017
Ordinary income	$3,909,159	$2,412,027
Long-term capital gain	43,698,188	4,303,768
Total distributions	$47,607,347	$6,715,795

Tax Components of Net Assets at Period-End:

2018
Undistributed ordinary income	$2,353,120
Undistributed long-term gain	19,938,685
Net unrealized appreciation — investments	63,222
Temporary book/tax differences	(56,201)
Shares of beneficial interest	224,227,289
Total net assets	$246,526,115

Invesco V.I. American Value Fund

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2018.

NOTE 7—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2018 was $131,986,520 and $246,727,422, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$33,800,959
Aggregate unrealized (depreciation) of investments	(33,737,737)
Net unrealized appreciation of investments	$63,222

Cost of investments for tax purposes is $245,790,174.

NOTE 8—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of REIT distributions, on December 31, 2018, undistributed net investment income was increased by $253,303, undistributed net realized gain was decreased by $206,121 and shares of beneficial interest was decreased by $47,182. This reclassification had no effect on the net assets of the Fund.

NOTE 9—Share Information

	Summary of Share Activity
	Years ended December 31,
	2018(a)		2017
	Shares	Amount	Shares	Amount
Sold:
Series I	237,067	$3,989,332	303,660	$5,290,582
Series II	1,290,855	23,139,466	3,186,094	54,783,210

Issued as reinvestment of dividends:
Series I	796,944	13,858,867	122,260	2,078,429
Series II	1,959,842	33,748,480	275,215	4,637,366

Reacquired:
Series I	(1,132,589)	(20,347,165)	(1,582,312)	(27,610,171)
Series II	(7,116,736)	(124,284,469)	(4,078,148)	(69,253,513)
Net increase (decrease) in share activity	(3,964,617)	$(69,895,489)	(1,773,231)	$(30,074,097)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 64% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. American Value Fund

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Series I
Year ended 12/31/18	$18.38	$0.10	$(1.87)	$(1.77)	$(0.09)	$(2.66)	$(2.75)	$13.86	(12.65)%	$77,491	0.93	%(d)	0.93	%(d)	0.52	%(d)	39%
Year ended 12/31/17	17.06	0.08	1.59	1.67	(0.14)	(0.21)	(0.35)	18.38	9.96	104,510	0.94		0.94		0.48		56
Year ended 12/31/16	15.69	0.13	2.23	2.36	(0.06)	(0.93)	(0.99)	17.06	15.49	116,762	0.97		0.97		0.84		50
Year ended 12/31/15	19.92	0.06	(1.82)	(1.76)	(0.06)	(2.41)	(2.47)	15.69	(9.13)	125,686	0.99		0.99		0.33		26
Year ended 12/31/14	19.89	0.07	1.78	1.85	(0.10)	(1.72)	(1.82)	19.92	9.75	152,938	0.99		1.00		0.32		48
Series II
Year ended 12/31/18	18.19	0.05	(1.83)	(1.78)	(0.04)	(2.66)	(2.70)	13.71	(12.82)	169,036	1.18	(d)	1.18	(d)	0.27	(d)	39
Year ended 12/31/17	16.90	0.04	1.56	1.60	(0.10)	(0.21)	(0.31)	18.19	9.62	294,598	1.19		1.19		0.23		56
Year ended 12/31/16	15.55	0.09	2.21	2.30	(0.02)	(0.93)	(0.95)	16.90	15.22	284,043	1.22		1.22		0.59		50
Year ended 12/31/15	19.75	0.02	(1.80)	(1.78)	(0.01)	(2.41)	(2.42)	15.55	(9.36)	210,354	1.24		1.24		0.08		26
Year ended 12/31/14	19.73	0.01	1.77	1.78	(0.04)	(1.72)	(1.76)	19.75	9.48	270,908	1.24		1.25		0.07		48

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $99,070 and $248,256 for Series I and Series II shares, respectively.

Invesco V.I. American Value Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. American Value Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. American Value Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

February 14, 2019

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. American Value Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2018 through December 31, 2018.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (07/01/18)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/18)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/18)	Expenses Paid During Period[2]
Series I	$1,000.00	$830.20	$4.34	$1,020.47	$4.79	0.94%
Series II	1,000.00	829.00	5.49	1,019.21	6.06	1.19

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2018 through December 31, 2018, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. American Value Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2018:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$43,698,188
Corporate Dividends Received Deduction*	90.50%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. American Value Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

Invesco V.I. American Value Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesse Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	1998	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	158	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None
Christopher L. Wilson — 1957 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	ISO New England, Inc. (non-profit organization managing regional electricity market)

Invesco V.I. American Value Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor — 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC; Secretary and Vice President, Jemstep, Inc.

Formerly: Head of Legal, Worldwide Institutional; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

Invesco V.I. American Value Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. American Value Fund

Annual Report to Shareholders	December 31, 2018

Invesco V.I. Balanced-Risk Allocation Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The Fund’s Form N-Q (or any successor Form) filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q (or any successor Form), have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Invesco Distributors, Inc.                                                                                                                   VIIBRA-AR-1          02152019    1215

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2018, Series I shares of Invesco V.I. Balanced-Risk Allocation Fund (the Fund) underperformed the Custom Invesco V.I. Balanced-Risk Allocation Index, the Fund’s custom style-specific index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/17 to 12/31/18, excluding variable product issuer charges.

If variable product issuer charges were included, returns would be lower.

Series I Shares	-6.46%
Series II Shares	-6.71
MSCI World Index▼ (Broad Market Index)	-8.71
Custom Invesco V.I. Balanced-Risk Allocation Index∎ (Style-Specific Index)	-5.10
Lipper VUF Absolute Return Funds Classification Average◆ (Peer Group)	-7.06
Source(s): ▼RIMES Technologies Corp.; ∎Invesco, FactSet Research Systems Inc., RIMES Technologies Corp.; ◆Lipper Inc.

Market conditions and your Fund

For the year ended December 31, 2018, the Fund reported negative absolute performance as two of the three asset classes in which the Fund invests (stocks and commodities) detracted from Fund performance. The Fund invests in derivatives, such as swaps and futures, which are expected to correspond to the performance of US and international fixed income, equity and commodity markets. The strategic allocation portion of the investment process involves first selecting representative assets for each asset class from a universe of more than 50 assets. Next, we seek to construct the portfolio so that an approximately equal amount of risk comes from our equity, fixed income and commodity allocations. Tactical adjustments to the Fund’s portfolio are then made on a monthly basis to try and take advantage of short-term market dynamics.

    The Fund’s strategic exposure to equities, obtained through the use of swaps and futures, detracted from results for the year as all six markets in which the Fund invests posted negative returns. Asian and European equities were the largest detractors. The Hong Kong market languished as it tends to trade in sympathy with China, where markets fell in response to the ongoing trade conflict, as well as weakening economic data. Similarly, the Japanese market was also pressured by trade battles and fears of slowing global growth. Europe’s performance was affected by a sluggish economy, a stronger euro versus major trading partners’ currencies and the transition to a less accommodative monetary policy from the European Central Bank (ECB) due to cuts in bond purchases. The UK market was not immune to the volatility in global equities as it had to also deal with the ongoing challenge to leave the European Union (Brexit).

    US large-cap equities were able to shrug off concerns about the global trade conflicts as tax cuts and stronger US economic growth supported earnings throughout the year, until a sharp pull-back in October erased the year’s gains. US small-cap equities also could not hold gains, despite benefiting from less direct export exposure, as global stock markets sold off late in the year. Tactical positioning in equities, obtained through the use of swaps and futures, detracted from Fund results during the year. Losses from overweight exposures versus the strategic allocation in Europe, Hong Kong, Japan and the UK outweighed gains from positioning in US large- and small-cap equities.

    The Fund’s strategic exposure to global government bonds, obtained through the use of swaps and futures, contributed to Fund performance for the year as five of the six markets in which the Fund invests posted positive performance. German government bonds were the top contributor to Fund performance for the year after having started the year off on weak footing as the ECB was signaling that it would begin to reduce asset purchases later in 2018. Prices then rose later in the year after Italy elected a new government – sparking fears of fracture across the European Union – and as the ECB reassured markets that policy would continue to be accommodative and data driven. Given Australia’s natural resource-based economy, Australian bonds benefited from escalating trade war concerns, which drove investors to safe-haven securities. Australian bonds also benefited from China’s slowing economic growth. Exposure to US bonds was the sole detractor within bonds during the year as the US Federal Reserve continued to raise interest rates as economic growth accelerated.

    Tactical positioning to government bonds detracted from the Fund’s performance during the year as losses in Germany and the UK were not fully offset by gains in the US.

    The Fund’s strategic exposure to commodities, obtained through the use of swaps, futures and commodity-linked notes, also detracted from Fund performance for the year as all strategic assets in which the strategy invests posted negative returns. Agriculture experienced the largest decline during the year due to the trade conflict and oversupplied markets. Within agriculture, soybeans and sugar were the top detractors from the

Target Risk Allocation and
Notional Asset Weights as of 12/31/18
By asset class
Asset Class	Target Risk Allocation*	Notional Asset Weights**
Equities	27.94%	31.01%
Fixed Income	49.97	79.67
Commodities	22.09	28.51
Total	100.00	139.19
*

Reflects the risk that each asset class is expected to contribute to the overall risk of the Fund as measured by standard deviation and estimates of risk based on historical data. Standard deviation measures the annualized fluctuations (volatility) of monthly returns.

**

Proprietary models determine the Notional Asset Weights necessary to achieve the Target Risk Allocations. Total Notional Asset Weight greater than 100% is achieved through derivatives and other instruments that create leverage.

Total Net Assets	$1.0 billion

Invesco V.I. Balanced-Risk Allocation Fund

Fund’s performance. Sugar suffered as bumper crops in India and Thailand continued to add to the global supply glut. Additionally, depreciating currencies in emerging markets, against a stronger US dollar, caused emerging market agriculture producers to lower prices in response to consumer demand. Soybeans also declined as they were caught in the crosshairs of the trade battle with China while the US harvest produced high crop yields.

    Energy posted gains through the year, before collapsing in the fourth quarter and detracting from the Fund’s performance. Evidence of slowing manufacturing and economic activity, which resulted from the trade dispute between the US and China and the effects of central bank actions, tempered demand expectations. This bearish demand sentiment, along with concerns about robust production, led to sharp declines in energy prices during the year.

    Industrial metals also detracted from the Fund’s performance during the year due to the strengthening US dollar and a softening Chinese economy. Precious metals declined as higher interest rates in the US provided support for the US dollar and decreased demand for gold and silver. Silver declined more than gold as it traded in sympathy with its crossover use as an industrial metal.

    Tactical positioning in commodities contributed to the Fund’s performance during the year due to positioning in energy and underweight allocations to agriculture and precious metals.

    Please note that our strategy is principally implemented with derivative instruments that include futures, commodity-linked notes and total return swaps. Therefore, all or most of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Thank you for your continued investment in Invesco V.I. Balanced-Risk Allocation Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Mark Ahnrud Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. Balanced-Risk Allocation Fund.
He joined Invesco in 2000. Mr. Ahnrud earned a BS in finance and investments from Babson College and an MBA from Duke University Fuqua School of Business.

Chris Devine Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. Balanced-Risk Allocation Fund.
He joined Invesco in 1998. Mr. Devine earned a BA in economics from Wake Forest University and an MBA from the University of Georgia.

Scott Hixon Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. Balanced-Risk Allocation Fund.
He joined Invesco in 1994. Mr. Hixon earned a BBA in finance from Georgia Southern University and an MBA in finance from Georgia State University.

Christian Ulrich Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. Balanced-Risk Allocation Fund.
He joined Invesco in 2000. Mr. Ulrich earned the equivalent of a BBA from the KV Zurich Business School in Zurich, Switzerland.

Scott Wolle Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. Balanced-Risk Allocation Fund.
He joined Invesco in 1999. Mr. Wolle earned a BS in finance from Virginia Polytechnic Institute and State University and an MBA from Duke University Fuqua School of Business.

Assisted by Invesco’s Global Asset Allocation Team

Invesco V.I. Balanced-Risk Allocation Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 1/23/09

1	Source: RIMES Technologies Corp.
2	Source(s): Invesco, FactSet Research Systems Inc., RIMES Technologies Corp.

Past performance cannot guarantee comparable future results.

    Due to changes within the Lipper VUF Absolute Returns Funds Classification Average, certain components do not have 10 years of historical data. As such, the benchmark has not been included within the chart above.

Average Annual Total Returns
As of 12/31/18

Series I Shares
Inception (1/23/09)	7.52%
5 Years	3.16
1 Year	-6.46

Series II Shares
Inception (1/23/09)	7.24%
5 Years	2.92
1 Year	-6.71

The returns shown above include the returns of Invesco Van Kampen V.I. Global Tactical Asset Allocation Fund (the first predecessor fund) for the period June 1, 2010, to May 2, 2011, the date the first predecessor fund was reorganized into the Fund, and the returns of Van Kampen Life Investment Trust Global Tactical Asset Allocation Portfolio (the second predecessor fund) for the period prior to June 1, 2010, the date the second predecessor fund was reorganized into the first predecessor fund. The second predecessor fund was advised by Van Kampen Asset Management. Returns shown above for Series I and Series II shares are blended returns of the predecessor funds and Invesco V.I. Balanced-Risk Allocation Fund. Share class returns will differ from the predecessor funds because of different expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures in the table and chart do not reflect deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.80% and 1.05%, respectively.1,2,3 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.26% and 1.51%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. Balanced-Risk Allocation Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.15%.
2

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2020. See current prospectus for more information.

3	Total annual Fund operating expenses after any contractual fee waivers by the adviser in effect through at least June 30, 2020. See current prospectus for more information.

Invesco V.I. Balanced-Risk Allocation Fund

Invesco V.I. Balanced-Risk Allocation Fund’s investment objective is total return with a low to moderate correlation to traditional financial market indices.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2018, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.

Principal risks of investing in the Fund

Active trading risk. Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

    Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near, at or below zero. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.

    Commodities tax risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from certain commodity-linked derivatives was treated as non-qualifying income, the Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the Fund level. As a result of a recent announcement by the Internal Revenue Service, the Fund intends to invest in commodity-linked notes: (a) directly, relying on an opinion of counsel confirming that income from such investments should be qualifying income because such commodity-linked notes constitute securities under section 2(a)(36) of the 1940 Act or (b) indirectly through the Subsidiary. Should the Internal Revenue Service issue further guidance, or Congress enact legislation, that adversely affects the tax treatment of the Fund’s use of commodity-linked notes or the Subsidiary (which guidance might be applied to the Fund retroactively), it could, among other consequences, limit the Fund’s ability to pursue its investment strategy.

    Commodity-linked notes risk. In addition to risks associated with the underlying commodities, investments in commodity-linked notes may be subject to additional risks, such as non-payment of interest and loss of principal, counterparty risk, lack of a secondary market and risk of greater volatility than traditional equity and debt securities. The value of the commodity-linked notes the Fund buys may fluctuate significantly because the values of the underlying investments to which they are linked are themselves volatile. Additionally, certain commodity-linked notes employ “economic” leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. Such economic leverage will increase the volatility of the value of these commodity-linked notes and the Fund to the extent it invests in such notes.

    Commodity risk. The Fund may have investment exposure to the commodities markets and/or a particular sector of the commodities markets, which may subject the Fund to greater volatility than investments in traditional securities, such as stocks and bonds. Volatility in the commodities markets may be caused by changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates, investment and trading activities of mutual funds, hedge funds and commodities funds, and factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments or supply and demand disruptions. Because the Fund’s performance may be linked to the performance of volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the Fund’s shares.

    Correlation risk. Because the Fund’s investment strategy seeks to balance risk across three asset classes and, within each asset class, across different countries and investments, to the extent either the asset classes or the selected countries and investments become correlated in a way not anticipated by the Adviser, the Fund’s risk allocation process may result in magnified risks and loss instead of balancing (reducing) the risk of loss.

    Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.

    Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset, which may

Invesco V.I. Balanced-Risk Allocation Fund

make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. The SEC has proposed new regulations related to the use of derivatives and related instruments by registered investment companies. If adopted as proposed, these regulations would limit the Fund’s ability to engage in derivatives transactions and may result in increased costs or require the Fund to modify its investment strategies or to liquidate. Derivatives strategies may not always be successful. For example, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions. These risks are greater for the Fund than most other mutual funds because the Fund will implement its investment strategy primarily through derivative instruments rather than direct investments in stocks/bonds.

    Exchange-traded funds risk. In addition to the risks associated with the underlying assets held by the exchange-traded fund, investments in exchange-traded funds are subject to the following additional risks: (1) an exchange-traded fund’s shares may trade above or below its net asset value; (2) an active trading market for the exchange-traded fund’s shares may not develop or be maintained; (3) trading an exchange-traded fund’s shares may be halted by the listing exchange; (4) a passively managed exchange-traded fund may not track the performance of the reference asset; and (5) a passively managed exchange-traded fund may hold troubled securities. Investment in exchange-traded funds may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain exchange-traded funds in which the Fund may invest are leveraged, which may result in economic leverage, permitting the Fund to gain exposure that is greater than would be the case in an unlevered instrument and potentially resulting in greater volatility.

    Exchange-traded notes risk. Exchange-traded notes are subject to credit risk, counterparty risk, and the risk that the value of the exchange-traded note may drop due to a downgrade in the issuer’s credit rating. The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, and economic, legal, political, or geographic events that affect the referenced underlying market or assets. The Fund will bear its proportionate share of any fees and expenses borne by an exchange-traded note in which it invests. For certain exchange-traded notes, there may be restrictions on the Fund’s right to redeem its investment, which is meant to be held until maturity.

    Foreign government debt risk. Investments in foreign government debt securities (sometimes referred to as sovereign debt securities) involve certain risks in addition to those relating to foreign securities or debt securities generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse in the event of a default against the defaulting government. Without the approval of debt holders, some governmental debtors have in the past been able to reschedule or restructure their debt payments or declare moratoria on payments.

    Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.

    Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Because the Fund’s investment process relies heavily on its asset allocation process, market movements that are counter to the portfolio managers’ expectations may have a significant adverse effect on the Fund’s net asset value. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.

    Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.

    Short position risk. Because the Fund’s potential loss on a short position arises from increases in the value of the asset sold short, the Fund will incur a loss on a short position, which is theoretically unlimited, if the price of the asset sold short increases from the short sale price. The counterparty to a short position or other market factors may prevent the Fund from closing out a short position at a desirable time or price and may reduce or eliminate any gain or result in a loss. In a rising market, the Fund’s short positions will cause the Fund to underperform the overall market and its peers that do not engage in shorting. If the Fund holds both long and short positions, and both positions decline simultaneously, the short positions will not provide any buffer (hedge) from declines in value of the Fund’s long positions. Certain types of short positions involve leverage, which may exaggerate any losses, potentially more than the actual cost of the investment, and will increase the volatility of the Fund’s returns.

Invesco V.I. Balanced-Risk Allocation Fund

    Subsidiary risk. By investing in the Subsidiary, the Fund is indirectly exposed to risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (1940 Act), and, except as otherwise noted in the prospectus, is not subject to the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in the prospectus and the SAI, and could negatively affect the Fund and its shareholders.

    US government obligations risk. Obligations of US government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the US government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the US government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

    Volatility risk. Although the Fund’s investment strategy targets a specific volatility level, certain of the Fund’s investments may appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time.

About indexes used in this report

The MSCI WorldSM Index is considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

    The Custom Invesco V.I. Balanced-Risk Allocation Index is composed of the MSCI World Index and Bloomberg Barclays U.S. Aggregate Bond Index. Prior to May 2, 2011, the index comprised the MSCI World Index, JP Morgan GBI Global Index and FTSE US 3-Month Treasury Bill Index.

    The Lipper VUF Absolute Return Funds Classification Average represents an average of all variable insurance underlying funds in the Lipper Absolute Return Funds Classification.

    The Bloomberg Barclays U.S. Aggregate Bond Index is considered representative of the US investment grade, fixed-rate bond market.

    The FTSE US 3-Month Treasury Bill Index is considered representative of three-month US Treasury bills.

    The JP Morgan GBI Global Index tracks the performance of fixed-rate issuances from high-income, developed market countries.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

Invesco V.I. Balanced-Risk Allocation Fund

Consolidated Schedule of Investments

December 31, 2018

	Interest Rate	Maturity Date	Principal Amount	Value
U.S. Treasury Bills–12.39%(a)
U.S. Treasury Bills	0.10%	01/10/2019	$50,000,000	$49,973,919
U.S. Treasury Bills(b)	0.44%	02/07/2019	14,300,000	14,268,004
U.S. Treasury Bills	1.89%	03/14/2019	13,000,000	12,937,870
U.S. Treasury Bills(b)	2.13%	06/06/2019	48,000,000	47,483,265
Total U.S. Treasury Bills (Cost $124,662,370)				124,663,058

		Expiration Date
Commodity-Linked Securities–1.95%
Canadian Imperial Bank of Commerce EMTN, U.S. Federal Funds Effective Rate minus 0.03% (linked to the Canadian Imperial Bank of Commerce Custom 7 Agriculture Commodity Index, multiplied by 2)(c)(*)		08/23/2019	8,540,000	7,598,426
Cargill, Inc., Commodity-Linked Notes, one mo. USD LIBOR minus 0.10% (linked to the Monthly Rebalance Commodity Excess Return Index, multiplied by 2)(c)(*)		08/21/2019	13,450,000	12,048,925
Total Commodity-Linked Securities (Cost $21,990,000)				19,647,351

			Shares
Money Market Funds–84.65%(d)
Invesco Government & Agency Portfolio–Institutional Class, 2.30%			310,595,820	310,595,820
Invesco Government Money Market Fund–Cash Reserve Shares, 1.89%			41,970,831	41,970,831
Invesco Premier U.S. Government Money Portfolio–Institutional Class, 2.30%			86,563,159	86,563,159
Invesco Treasury Obligations Portfolio–Institutional Class, 2.21%			171,324,067	171,324,067
Invesco Treasury Portfolio–Institutional Class, 2.30%			176,995,281	176,995,281
Invesco V.I. Government Money Market Fund–Series I, 2.12%			16,640,310	16,640,310
STIC (Global Series) PLC–U.S. Dollar Liquidity Portfolio–Institutional Class (Ireland), 2.47%			47,247,984	47,247,984
Total Money Market Funds (Cost $851,337,452)				851,337,452
TOTAL INVESTMENTS IN SECURITIES–98.99% (Cost $997,989,822)				995,647,861
OTHER ASSETS LESS LIABILITIES–1.01%				10,131,640
NET ASSETS–100.00%				$1,005,779,501

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Balanced-Risk Allocation Fund

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Brent Crude	290	April-2019	$15,825,300	$(2,249,255)	$(2,249,255)
Gasoline Reformulated Blendstock Oxygenate Blending	378	January-2019	20,672,140	(2,278,064)	(2,278,064)
Natural Gas	33	November-2019	972,180	(27,551)	(27,551)
New York Harbor Ultra-Low Sulfur Diesel	30	February-2019	2,104,074	(926,127)	(926,127)
Silver	162	March-2019	12,587,400	948,072	948,072
WTI Crude	151	May-2019	7,086,430	(1,088,940)	(1,088,940)
Subtotal — Commodity Risk				(5,621,865)	(5,621,865)
E-Mini Russell 2000 Index	595	March-2019	40,132,750	(2,644,176)	(2,644,176)
E-Mini S&P 500 Index	296	March-2019	37,076,960	(2,075,548)	(2,075,548)
EURO STOXX 50 Index	1,520	March-2019	51,793,385	(1,407,161)	(1,407,161)
FTSE 100 Index	615	March-2019	52,198,493	(612,103)	(612,103)
Hang Seng Index	370	January-2019	61,081,540	262,216	262,216
Tokyo Stock Price Index	438	March-2019	59,682,770	(3,418,385)	(3,418,385)
Subtotal — Equity Risk				(9,895,157)	(9,895,157)
Australia 10 Year Bonds	1,705	March-2019	159,331,549	1,781,073	1,781,073
Canada 10 Year Bonds	2,540	March-2019	254,465,133	7,497,845	7,497,845
Euro Bund	593	March-2019	111,113,909	618,785	618,785
Japan 10 Year Government Bonds	43	March-2019	59,820,629	196,158	196,158
Long Gilt	834	March-2019	130,931,707	1,036,204	1,036,204
U.S. Treasury Long Bonds	839	March-2019	122,494,000	5,427,999	5,427,999
Subtotal — Interest Rate Risk				16,558,064	16,558,064
Total Futures Contracts				$1,041,042	$1,041,042

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Balanced-Risk Allocation Fund

Open Over-The-Counter Total Return Swap Agreements(e)(f)
Counterparty	Pay/ Receive	Reference Entity(*)	Fixed Rate	Payment Frequency	Number of Contracts	Maturity Date	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Cargill, Inc.	Receive	Monthly Rebalance Commodity Excess Return Index	0.47%	Monthly	36,350	July-2019	$25,892,447	$—	$0	$0
JPMorgan Chase Bank, N.A.	Receive	S&P GSCI Gold Index Excess Return	0.09	Monthly	151,500	October-2019	15,225,689	—	113,731	113,731
Merrill Lynch International	Receive	Merrill Lynch Gold Excess Return Index	0.14	Monthly	111,500	June-2019	17,692,831	—	0	0
Merrill Lynch International	Receive	MLCX Dynamic Enhanced Copper Excess Return Index	0.25	Monthly	2,300	September-2019	1,307,309	—	0	0
Merrill Lynch International	Receive	MLCX Natural Gas Annual Excess Return Index	0.25	Monthly	309,000	November-2019	14,436,078	—	6	6
Subtotal — Commodity Risk								—	113,737	113,737
Goldman Sachs International	Receive	Hang Seng Index Futures	—	Monthly	5	January-2019	822,269	—	3,025	3,025
Subtotal — Equity Risk								—	3,025	3,025
Subtotal — Appreciation								—	116,762	116,762
Barclays Bank PLC	Receive	Barclays Commodity Strategy 1452 Excess Return Index	0.33	Monthly	41,800	October-2019	20,581,981	—	(527,829)	(527,829)
Barclays Bank PLC	Receive	Barclays Commodity Strategy 1735 Excess Return Index	0.45	Monthly	113,200	July-2019	27,891,439	—	(957,695)	(957,695)
Canadian Imperial Bank of Commerce	Receive	Canadian Imperial Bank of Commerce Dynamic Roll LME Copper Excess Return Index 2	0.30	Monthly	268,500	April-2019	20,708,063	—	(667,867)	(667,867)
Goldman Sachs International	Receive	Goldman Sachs Commodity Strategy 1072	0.40	Monthly	350,000	July-2019	27,229,178	—	(1,335,585)	(1,335,585)
JPMorgan Chase Bank, N.A.	Receive	J.P. Morgan Contag Beta Gas Oil Excess Return Index	0.25	Monthly	25,300	April-2019	5,592,282	—	(32,607)	(32,607)
Morgan Stanley Capital Services LLC	Receive	S&P GSCI Aluminum Dynamic Roll Index Excess Return	0.38	Monthly	145,500	October-2019	14,072,670	—	(630,064)	(630,064)
Subtotal — Depreciation — Commodity Risk								—	(4,151,647)	(4,151,647)
Total — Over-The-Counter Total Return Swap Agreements								$—	$(4,034,885)	$(4,034,885)

Investments Abbreviations:

EMTN	– European Medium-Term Notes
LIBOR	– London Interbank Offered Rate
USD	– U.S. Dollar

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Balanced-Risk Allocation Fund

Notes to Consolidated Schedule of Investments:

(a)	Securities traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(b)	All or a portion of the value was pledged as collateral to cover margin requirements for Open Futures Contracts. See Note 1L.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2018, was $19,647,351, which represented 1.95% of the Fund’s Net Assets.

(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of December 31, 2018.
(e)	The Fund receives or pays payments based on any positive or negative return on the Reference Entity, respectively.
(f)	Open Over-The-Counter Total Return Swap Agreements are collateralized by cash held with the swap Counterparties in the amount of $14,434,596.
(*)	The table below includes additional information regarding the underlying components of certain reference entities that are not publicly available.

Reference Entity Components
Reference Entity	Underlying Components	Percentage
Canadian Imperial Bank of Commerce Custom 7 Agriculture Commodity Index
	Long Futures Contracts
	Coffee ‘C’	4.39%
	Corn	5.04
	Cotton No. 2	20.55
	Lean Hogs	0.51
	Live Cattle	1.75
	Soybean Meal	19.44
	Soybean Oil	4.39
	Soybeans	19.15
	Sugar No. 11	19.96
	Wheat	4.82
	Total	100.00%
Monthly Rebalance Commodity Excess Return Index
	Long Futures Contracts
	Coffee ‘C’	4.39%
	Corn	5.04
	Cotton No. 2	20.55
	Lean Hogs	0.51
	Live Cattle	1.75
	Soybean Meal	19.44
	Soybean Oil	4.39
	Soybeans	19.15
	Sugar No. 11	19.96
	Wheat	4.82
	Total	100.00%
S&P GSCI Aluminum Dynamic Roll Index Excess Return
	Long Futures Contracts
	Aluminum	100.00%
Merrill Lynch Gold Excess Return Index
	Long Futures Contracts
	Gold	100.00%
MLCX Dynamic Enhanced Copper Excess Return Index
	Long Futures Contracts
	Copper	100.00%
MLCX Natural Gas Annual Excess Return Index
	Long Futures Contracts
	Natural Gas	100.00%

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Balanced-Risk Allocation Fund

Reference Entity Components—(continued)
Reference Entity	Underlying Components	Percentage
Barclays Commodity Strategy 1452 Excess Return Index
	Long Futures Contracts
	Copper	100.00%
Barclays Commodity Strategy 1735 Excess Return Index
	Long Futures Contracts
	Coffee ‘C’	4.39%
	Corn	5.04
	Cotton No. 2	20.55
	Lean Hogs	0.51
	Live Cattle	1.75
	Soybean Meal	19.44
	Soybean Oil	4.39
	Soybeans	19.15
	Sugar No. 11	19.96
	Wheat	4.82
	Total	100.00%
Canadian Imperial Bank of Commerce Dynamic Roll LME Copper Excess Return Index 2
	Long Futures Contracts
	Copper	100.00%
Goldman Sachs Commodity Strategy 1072
	Long Futures Contracts
	Coffee ‘C’	4.39%
	Corn	5.04
	Cotton No. 2	20.55
	Lean Hogs	0.51
	Live Cattle	1.75
	Soybean Meal	19.44
	Soybean Oil	4.39
	Soybeans	19.15
	Sugar No. 11	19.96
	Wheat	4.82
	Total	100.00%
J.P. Morgan Contag Beta Gas Oil Excess Return Index
	Long Futures Contracts
	Gas Oil	100.00%
S&P GSCI Gold Index Excess Return
	Long Futures Contracts
	Gold	100.00%

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Balanced-Risk Allocation Fund

Consolidated Statement of Assets and Liabilities

December 31, 2018

Consolidated Statement of Operations

For the year ended December 31, 2018

Assets:
Investments in securities, at value (Cost $146,652,370)	$144,310,409
Investments in affiliated money market funds, at value and cost	851,337,452
Other investments:
Variation margin receivable — futures contracts	2,126,644
Swaps receivable — OTC	763,619
Unrealized appreciation on swap agreements — OTC	116,762
Deposits with brokers:
Cash collateral — OTC derivatives	14,434,596
Foreign currencies, at value (Cost $1,411)	1,194
Receivable for:
Investments sold	220
Fund shares sold	502,073
Dividends and interest	1,596,488
Investment for trustee deferred compensation and retirement plans	92,142
Total assets	1,015,281,599

Liabilities:
Other investments:
Swaps payable — OTC	1,431,043
Unrealized depreciation on swap agreements — OTC	4,151,647
Payable for:
Amount due to custodian	406,356
Fund shares reacquired	2,264,026
Accrued fees to affiliates	1,064,977
Accrued trustees’ and officers’ fees and benefits	6,706
Accrued other operating expenses	72,068
Trustee deferred compensation and retirement plans	105,275
Total liabilities	9,502,098
Net assets applicable to shares outstanding	$1,005,779,501

Net assets consist of:
Shares of beneficial interest	$1,038,102,867
Distributable earnings	(32,323,366)
$1,005,779,501

Net Assets:
Series I	$37,450,084
Series II	$968,329,417

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	3,955,850
Series II	103,708,360
Series I:
Net asset value per share and offering price per share	$9.47
Series II:
Net asset value per share	$9.34

Investment income:
Dividends from affiliated money market funds	$16,375,349
Interest	2,454,775
Total investment income	18,830,124

Expenses:
Advisory fees	10,267,998
Administrative services fees	1,948,419
Custodian fees	12,935
Distribution fees — Series II	2,711,759
Transfer agent fees	24,533
Trustees’ and officers’ fees and benefits	35,657
Reports to shareholders	11,761
Professional services fees	90,062
Other	14,463
Total expenses	15,117,587
Less: Fees waived	(5,003,680)
Net expenses	10,113,907
Net investment income	8,716,217

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investment securities	(4,967,794)
Foreign currencies	1,180,226
Futures contracts	(40,238,569)
Swap agreements	(18,874,989)
(62,901,126)
Change in net unrealized appreciation (depreciation) of:
Investment securities	(2,355,176)
Foreign currencies	55,920
Futures contracts	(6,787,546)
Swap agreements	(12,151,994)
(21,238,796)
Net realized and unrealized gain (loss)	(84,139,922)
Net increase (decrease) in net assets resulting from operations	$(75,423,705)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Balanced-Risk Allocation Fund

Consolidated Statement of Changes in Net Assets

For the years ended December 31, 2018 and 2017

	2018	2017
Operations:
Net investment income (loss)	$8,716,217	$(1,675,961)
Net realized gain (loss)	(62,901,126)	101,494,421
Change in net unrealized appreciation (depreciation)	(21,238,796)	10,795,576
Net increase (decrease) in net assets resulting from operations	(75,423,705)	110,614,036

Distributions to shareholders from distributable earnings(1):
Series I	(3,802,380)	(3,554,824)
Series II	(107,564,085)	(106,373,815)
Total distributions from distributable earnings	(111,366,465)	(109,928,639)

Return of Capital:
Series I	(318,341)	—
Series II	(2,637,420)	—
Total Return of Capital	(2,955,761)	—

Share transactions–net:
Series I	4,812,203	4,606,109
Series II	(6,703,716)	43,872,788
Net increase (decrease) in net assets resulting from share transactions	(1,891,513)	48,478,897
Net increase (decrease) in net assets	(191,637,444)	49,164,294

Net assets:
Beginning of year	1,197,416,945	1,148,252,651
End of year	$1,005,779,501	$1,197,416,945

(1)

For the year ended December 31, 2017, distributions to shareholders from distributable earnings consisted of distributions from net investment income and distributions from net realized gains. The Securities and Exchange Commission eliminated the requirement to disclose the distribution components separately, except for tax return of capital. For the year ended December 31, 2017, distributions from net investment income were $1,508,787 and $43,695,120 and distributions from net realized gains were $2,046,037 and $62,678,695 for Series I and Series II, respectively.

Notes to Consolidated Financial Statements

December 31, 2018

Invesco V.I. Balanced-Risk Allocation Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these consolidated financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund will seek to gain exposure to the commodity markets primarily through investments in the Invesco Cayman Commodity Fund IV Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Subsidiary was organized by the Fund to invest in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Fund may invest up to 25% of its total assets in the Subsidiary.

The Fund’s investment objective is total return with a low to moderate correlation to traditional financial market indices.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Invesco V.I. Balanced-Risk Allocation Fund

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in

Invesco V.I. Balanced-Risk Allocation Fund

which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.

Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates — The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation.

In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

H.

Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

J.

Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the

Invesco V.I. Balanced-Risk Allocation Fund

contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.

K.

Structured Securities — The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.

L.

Futures Contracts — The Fund may enter into futures contracts to equitize the Fund’s cash holdings or to manage exposure to interest rate, equity, commodity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.

M.

Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency, commodity or credit risk. Such transactions are agreements between Counterparties. These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying securities and financing rate payable from the Counterparty. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts

Invesco V.I. Balanced-Risk Allocation Fund

to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

N.

Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

O.

Other Risks — The Fund will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in exchange-traded funds and commodity-linked derivatives. The Subsidiary, unlike the Fund, may invest without limitation in commodities, commodity-linked derivatives and other securities, such as exchange-traded and commodity-linked notes, that may provide leveraged and non-leveraged exposure to commodity markets. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.

P.

Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser less the amount paid by the Subsidiary to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.95%
Next $250 million	0.925%
Next $500 million	0.90%
Next $1.5 billion	0.875%
Next $2.5 billion	0.85%
Next $2.5 billion	0.825%
Next $2.5 billion	0.80%
Over $10 billion	0.775%

For the year ended December 31, 2018, the effective advisory fees incurred by the Fund was 0.91%.

The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, formerly Invesco PowerShares Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least April 30, 2020, to waive advisory fees and/or reimburse expenses of shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (including prior fiscal year-end Acquired Fund Fees and Expenses of 0.15% and excluding certain items discussed below) of Series I shares to 0.80% and Series II shares to 1.05% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of the Fund directly, but are fees and expenses, including management fees, of the investment companies in which the Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2020, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2018, the Adviser waived advisory fees of $5,003,680.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2018, Invesco was paid $263,402 for accounting and fund administrative services and was reimbursed $1,685,017 for fees paid to insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2018, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Transfer agent fees.

Invesco V.I. Balanced-Risk Allocation Fund

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2018, expenses incurred under the Plan are detailed in the Consolidated Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Treasury Securities	$—	$124,663,058	$—	$124,663,058
Commodity Linked Securities	—	19,647,351	—	19,647,351
Money Market Funds	851,337,452	—	—	851,337,452
Total Investments in Securities	851,337,452	144,310,409	—	995,647,861

Other Investments — Assets*
Futures Contracts	17,768,352	—	—	17,768,352
Swap Agreements	—	116,762	—	116,762
	17,768,352	116,762	—	17,885,114

Other Investments — Liabilities*
Futures Contracts	(16,727,310)	—	—	(16,727,310)
Swap Agreements	—	(4,151,647)	—	(4,151,647)
	(16,727,310)	(4,151,647)	—	(20,878,957)
Total Other Investments	1,041,042	(4,034,885)	—	(2,993,843)
Total Investments	$852,378,494	$140,275,524	$—	$992,654,018

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.

Invesco V.I. Balanced-Risk Allocation Fund

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2018:

	Value
Derivative Assets	Commodity Risk	Equity Risk	Interest Rate Risk	Total
Unrealized appreciation on futures contracts — Exchange-Traded(a)	$948,072	$262,216	$16,558,064	$17,768,352
Unrealized appreciation on swap agreements — OTC	113,737	3,025	—	116,762
Total Derivative Assets	1,061,809	265,241	16,558,064	17,885,114
Derivatives not subject to master netting agreements	(948,072)	(262,216)	(16,558,064)	(17,768,352)
Total Derivative Assets subject to master netting agreements	$113,737	$3,025	$—	$116,762

	Value
Derivative Liabilities	Commodity Risk	Equity Risk	Interest Rate Risk	Total
Unrealized depreciation on futures contracts — Exchange-Traded(a)	$(6,569,937)	$(10,157,373)	$—	$(16,727,310)
Unrealized depreciation on swap agreements — OTC	(4,151,647)	—	—	(4,151,647)
Total Derivative Liabilities	(10,721,584)	(10,157,373)	—	(20,878,957)
Derivatives not subject to master netting agreements	6,569,937	10,157,373	—	16,727,310
Total Derivative Liabilities subject to master netting agreements	$(4,151,647)	$—	$—	$(4,151,647)

(a)	The daily variation margin receivable at period-end is recorded in the Consolidated Statement of Assets and Liabilities.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of December 31, 2018.

	Financial Derivative Assets	Financial Derivative Liabilities	Net Value of Derivatives	Collateral (Received)/Pledged		Net Amount(b)
Counterparty	Swap Agreements	Swap Agreements		Non-Cash	Cash
Fund
Goldman Sachs International	$3,025	$(7,251)	$(4,226)	$—	$—	$(4,226)
Subtotal — Fund	3,025	(7,251)	(4,226)	—	—	(4,226)

Subsidiary
Barclays Bank PLC	—	(1,493,324)	(1,493,324)	—	1,493,324	—
Canadian Imperial Bank of Commerce	—	(671,374)	(671,374)	—	671,374	—
Cargill, Inc.	0	(1,060,854)	(1,060,854)	—	820,000	(240,854)
Goldman Sachs International	—	(1,343,149)	(1,343,149)	—	1,343,149	—
JPMorgan Chase Bank, N.A.	113,731	(34,017)	79,714	—	—	79,714
Merrill Lynch International	763,625	(336,020)	427,605	—	—	427,605
Morgan Stanley Capital Services LLC	—	(636,701)	(636,701)	—	600,000	(36,701)
Subtotal — Subsidiary	877,356	(5,575,439)	(4,698,083)	—	4,927,847	229,764
Total	$880,381	$(5,582,690)	$(4,702,309)	$—	$4,927,847	$225,538

(b)	The Fund and the Subsidiary are recognized as separate legal entities and as such are subject to separate netting arrangements with the Counterparty.

Effect of Derivative Investments for the year ended December 31, 2018

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Consolidated Statement of Operations
	Commodity Risk	Equity Risk	Interest Rate Risk	Total
Realized Gain (Loss):
Futures contracts	$(1,478,047)	$(30,439,615)	$(8,320,907)	$(40,238,569)
Swap agreements	(18,073,975)	(675,791)	(125,223)	(18,874,989)
Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	(11,494,797)	(16,282,170)	20,989,421	(6,787,546)
Swap agreements	(11,895,387)	(330,691)	74,084	(12,151,994)
Total	$(42,942,206)	$(47,728,267)	$12,617,375	$(78,053,098)

Invesco V.I. Balanced-Risk Allocation Fund

The table below summarizes the average notional value of futures contracts and swap agreements outstanding during the period.

	Futures Contracts	Swap Agreements
Average notional value	$1,340,734,471	$233,286,501

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets-

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2018 and 2017:

	2018	2017
Ordinary income	$84,502,400	$72,920,240
Return of capital	2,955,761	—
Long-term capital gain	26,864,065	37,008,399
Total distributions	$114,322,226	$109,928,639

Tax Components of Net Assets at Period-End:

2018
Net unrealized appreciation — investments	$3,980,008
Net unrealized appreciation — foreign currencies	55,968
Temporary book/tax differences	(99,042)
Capital loss carryforward	(36,260,300)
Shares of beneficial interest	1,038,102,867
Total net assets	$1,005,779,501

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to futures contracts and swap agreements.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of December 31, 2018, as follows:

Capital Loss Carryforward
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$24,253,552	$12,006,748	$36,260,300

Invesco V.I. Balanced-Risk Allocation Fund

NOTE 8—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2018 was $46,410,000 and $44,819,778, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$17,886,403
Aggregate unrealized (depreciation) of investments	(13,906,395)
Net unrealized appreciation of investments	$3,980,008

Cost of investments for tax purposes is $988,674,010.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of capital loss carryforward, net operating loss and foreign currencies, on December 31, 2018, undistributed net investment income was increased by $3,034,608, undistributed net realized gain (loss) was increased by $45,102,244 and shares of beneficial interest was decreased by $48,136,852. This reclassification had no effect on the net assets of the Fund.

NOTE 10—Share Information

	Summary of Share Activity
	Years ended December 31,
	2018(a)		2017
	Shares	Amount	Shares	Amount
Sold:
Series I	438,450	$4,686,758	353,444	$4,089,594
Series II	7,359,729	79,190,918	11,147,285	127,157,678

Issued as reinvestment of dividends:
Series I	415,814	4,120,721	330,067	3,554,824
Series II	11,268,048	110,201,505	9,988,152	106,373,815

Reacquired:
Series I	(376,740)	(3,995,276)	(264,404)	(3,038,309)
Series II	(18,613,654)	(196,096,139)	(16,688,062)	(189,658,705)
Net increase (decrease) in share activity	491,647	$(1,891,513)	4,866,482	$48,478,897

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 83% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Balanced-Risk Allocation Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Return of capital	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Series I
Year ended 12/31/18	$11.31	$0.11	$(0.79)	$(0.68)	$(0.14)	$(0.99)	$(0.03)	$(1.16)	$9.47	(6.46)%	$37,450	0.65	%(d)(e)	1.10	%(d)	1.03	%(d)	199%
Year ended 12/31/17	11.35	0.01	1.08	1.09	(0.48)	(0.65)	—	(1.13)	11.31	10.06	39,340	0.68	(e)	1.11		0.10		52
Year ended 12/31/16	10.20	(0.04)	1.24	1.20	(0.05)	—	—	(0.05)	11.35	11.74	34,714	0.67	(e)	1.12		(0.33)		120
Year ended 12/31/15	12.30	(0.07)	(0.44)	(0.51)	(0.52)	(1.07)	—	(1.59)	10.20	(4.10)	26,854	0.69		1.15		(0.61)		44
Year ended 12/31/14	12.30	(0.08)	0.80	0.72	—	(0.72)	—	(0.72)	12.30	5.91	11,397	0.69	(e)	1.11		(0.65)		60
Series II
Year ended 12/31/18	11.17	0.08	(0.78)	(0.70)	(0.11)	(0.99)	(0.03)	(1.13)	9.34	(6.71)	968,329	0.90	(d)(e)	1.35	(d)	0.78	(d)	199
Year ended 12/31/17	11.22	(0.02)	1.07	1.05	(0.45)	(0.65)	—	(1.10)	11.17	9.83	1,158,077	0.93	(e)	1.36		(0.15)		52
Year ended 12/31/16	10.08	(0.06)	1.22	1.16	(0.02)	—	—	(0.02)	11.22	11.51	1,113,539	0.92	(e)	1.37		(0.58)		120
Year ended 12/31/15	12.17	(0.10)	(0.44)	(0.54)	(0.48)	(1.07)	—	(1.55)	10.08	(4.40)	939,354	0.94		1.40		(0.86)		44
Year ended 12/31/14	12.21	(0.12)	0.80	0.68	—	(0.72)	—	(0.72)	12.17	5.62	1,002,835	0.94	(e)	1.36		(0.90)		60

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $38,782 and $1,084,704 for Series I and Series II shares, respectively.
(e)

In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund’s total return. Estimated acquired fund fees from underlying funds were 0.16%, 0.15%, 0.12% and 0.09% for the year ended December 31, 2018, 2017, 2016 and 2014, respectively.

Invesco V.I. Balanced-Risk Allocation Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

and Shareholders of Invesco V.I. Balanced-Risk Allocation Fund:

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Invesco V.I. Balanced-Risk Allocation Fund and its subsidiary (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) as of December 31, 2018, the related consolidated statement of operations for the year ended December 31, 2018, the consolidated statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

February 14, 2019

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. Balanced-Risk Allocation Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2018 through December 31, 2018.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (07/01/18)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/18)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/18)	Expenses Paid During Period[2]
Series I	$1,000.00	$937.90	$3.18	$1,021.92	$3.32	0.65%
Series II	1,000.00	937.10	4.40	1,020.66	4.59	0.90

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2018 through December 31, 2018, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Balanced-Risk Allocation Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2018:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$26,864,065
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	13.15%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Balanced-Risk Allocation Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

Invesco V.I. Balanced-Risk Allocation Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesse Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	1998	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	158	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None
Christopher L. Wilson — 1957 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	ISO New England, Inc. (non-profit organization managing regional electricity market)

Invesco V.I. Balanced-Risk Allocation Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor — 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC; Secretary and Vice President, Jemstep, Inc.

Formerly: Head of Legal, Worldwide Institutional; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

Invesco V.I. Balanced-Risk Allocation Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. Balanced-Risk Allocation Fund

Annual Report to Shareholders	December 31, 2018

Invesco V.I. Comstock Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The Fund’s Form N-Q (or any successor Form) filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q (or any successor Form), have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Invesco Distributors, Inc.	VK-VICOM-AR-1	02152019 1211

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2018, Series I shares of Invesco V.I. Comstock Fund (the Fund) underperformed the Russell 1000 Value Index, the Fund’s style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/17 to 12/31/18, excluding variable product issuer charges.

If variable product issuer charges were included, returns would be lower.

Series I Shares	-12.16%
Series II Shares	-12.37
S&P 500 Index▼ (Broad Market Index)	-4.38
Russell 1000 Value Index∎ (Style-Specific Index)	-8.27
Lipper VUF Large-Cap Value Funds Index♦ (Peer Group Index)	-9.47

Source(s): ▼FactSet Research Systems Inc.; ∎RIMES Technologies Corp.; ♦Lipper Inc.

Market conditions and your Fund

Calendar year 2018 proved to be an increasingly volatile time for US equities. In January 2018, US equity markets steadily moved higher, as investors remained enthused about the passage of the Tax Cuts and Jobs Act signed into law in late December 2017. However, in February 2018, volatility returned to the US stock and bond markets. Worries about how rising interest rates might affect economic growth, concerns about a potential trade war and heightened geopolitical tensions, caused the US stock markets to pull back and volatility to increase.

    US equity markets generally recovered in the second quarter of 2018 as strong US retail sales and low unemployment buoyed markets. Throughout the summer, US equities moved higher as corporate profits surged. Several US equity indexes reached new highs despite potential headwinds including trade tensions, tariff announcements and contagion concerns over a Turkish currency crisis. After a relatively quiet summer, market volatility noticeably rose in October, as US equity markets suffered a sharp sell-off through year-end, amid rising interest rates and concerns that higher inflation could mean a more restrictive monetary policy. In this environment, there was a flight to safety, as investors fled to defensive areas of the equities markets, like health care and utilities, and US Treasuries.

    Given signs of a strong economy, the US Federal Reserve raised interest rates four times during the year: in March, June, September and December 2018. Following December’s Federal Reserve meeting, Chairman Jerome Powell raised interest rates for the fourth time in 2018 by 25 basis points to a targeted range of 2.25% to 2.50%, and lowered guidance from three to two rate hikes in 2019, signaling a slightly more dovish stance than expected.1 In contrast, the European Central Bank and central banks in several other countries maintained extraordinarily accommodative monetary policies.

    During the year, nine of the 11 sectors posted negative returns within the Russell 1000 Value Index. The industrials and energy sectors were the weakest-performing sectors, posting double-digit losses, while health care and utilities were the only sectors with positive returns.

    On the positive side, stock selection within the information technology sector was the largest driver of the Fund’s performance relative to the style-specific benchmark for the year. Most notably, Microsoft, Cisco Systems and NetApp were top performers within the sector. NetApp’s stock performed well after reporting sales and profits exceeding expectations due to strong product adoption, expanding their customer base and expanding new cloud partnerships. Microsoft also contributed to the Fund’s relative performance after the company reported earnings in April and July that beat expectations and provided strong guidance on optimism around sales of its Azure and Office 365 products.

    The Fund’s allocation to cash, averaging less than 5% for the year, contributed to relative performance in a negative market environment.

    An underweight allocation to the consumer staples sector also aided the Fund’s performance versus the style-specific benchmark for the year. Lack of exposure to Philip Morris International was a top contributor to the Fund’s relative performance. Kimberly-Clark, the maker of Huggies diapers and Kleenex tissues, also boosted the Fund’s relative and absolute returns. The company benefited from managing expenses and discretionary spending, while returning capital back to shareholders by increasing dividends and re-purchasing stock. In addition, investors favored the new chief executive officer, effective January 1, 2019, upon the speculation of brand divestments, mergers or a boost to current dividend increases and stock buybacks.

    On the negative side, stock selection in the financials sector was a large detractor from the Fund’s performance relative to the style-specific index for the year. Within banks, insurance and diversified financials, Citigroup, American International Group (AIG), Allstate, State Street and Morgan Stanley were the

Portfolio Composition
By sector	% of total net assets

Financials	28.4%
Energy	16.4
Health Care	15.3
Consumer Discretionary	9.0
Information Technology	8.6
Industrials	5.9
Consumer Staples	4.6
Communication Services	2.8
Materials	2.2
Money Market Funds
Plus Other Assets Less Liabilities	6.8

Top 10 Equity Holdings*
% of total net assets

1. Citigroup Inc.	4.4%
2. Bank of America Corp.	4.3
3. JPMorgan Chase & Co.	3.6
4. Cisco Systems, Inc.	2.5
5. Royal Dutch Shell PLC-Class A-ADR	2.3
6. American International Group, Inc.	2.1
7. Suncor Energy, Inc.	2.0
8. Intel Corp.	2.0
9. Chevron Corp.	2.0
10. BP PLC-ADR	1.9

Total Net Assets	$1.3 billion

Total Number of Holdings*	75

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of December 31, 2018.

Invesco V.I. Comstock Fund

largest relative detractors. During the year, many of the large banks and interest rate-sensitive financial stocks were down due to concerns over a flattening yield curve, possibly signaling a recession. In our view, financials have not performed as expected, given a normalizing rate environment and posting positive earnings and guidance. At the close of the year, we believed that financials were still attractively valued, with valuations at historically low levels.

    Another detractor from the Fund’s performance relative to the style-specific benchmark was stock selection in and overweight exposure to the energy sector. Devon Energy and Halliburton were two of the largest detractors on a relative and absolute basis. Since the third quarter, oil prices have deteriorated amid weaker inventory data and concerns over global demand destruction caused by a potential trade war. Oil prices dropped from roughly $75 per barrel in early October to the mid $40s per barrel during the fourth quarter.3 Absent a meaningful decrease in demand, at the end of the year we still believe energy equities represent compelling value and are poised for recovery.

    Stock selection in the health care sector also hurt the Fund’s performance versus the style-specific benchmark for the year. Mylan, Cardinal Health and McKesson were the largest detractors within the sector. In May, Cardinal Health’s stock hit a three-year low after reporting a more than 30% drop in earnings from the prior year due to a higher-than-expected tax rate on its medical devices division, with most business derived from outside the US. In our long-term view, valuations and fundamentals still remain attractive.

    We used currency forward contracts during the year for the purpose of hedging currency exposure of non-US-based companies held in the Fund. Derivatives were used solely for the purpose of hedging and not for speculative purposes or leverage. The use of currency forward contracts had a positive impact on the Fund’s performance relative to the Russell 1000 Value Index for the year.

    At the close of the year, the Fund held overweight exposure relative to the style-specific benchmark in the financials sector, as we have a favorable view of large banks within financials. We also maintained a constructive view on the long–term prospects for our energy holdings, as we believe supply and demand for oil should balance over time. The Fund’s exposure to each sector has a higher beta2 than the style-specific benchmark. Therefore, the portfolio should be more sensitive to broad moves within these sectors for the foreseeable future.

    Thank you for your investment in Invesco V.I. Comstock Fund and for sharing our long-term investment horizon.

1	Source: US Federal Reserve
2	Beta is a measure of risk representing how a security is expected to respond to general market movements.
3	Source: Bloomberg

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Kevin Holt Chartered Financial Analyst, Portfolio Manager and Chief Investment Officer for Invesco US Value
Equities, is lead manager of Invesco V.I. Comstock Fund. He joined Invesco in 2010. Mr. Holt earned a bachelor’s degree from the University of Iowa and an MBA from the University of Chicago Graduate School of Business.

Devin Armstrong Chartered Financial Analyst, Portfolio Manager, is lead manager of Invesco V.I. Comstock Fund. He joined Invesco in 2010. Mr. Armstrong earned a BS in psychology and finance from the University of Illinois and an MBA from Columbia University.

Charles DyReyes Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. Comstock Fund. He joined Invesco in 2015. Mr. DyReyes earned a BS in finance from Lehigh University.

James (Jay) Warwick Portfolio Manager, is manager of Invesco V.I. Comstock Fund. He joined Invesco in 2010. Mr. Warwick earned a
BBA from Stephen F. Austin State University and an MBA from the University of Houston.

Invesco V.I. Comstock Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/08

1	Source: FactSet Research Systems Inc.
2	Source: RIMES Technologies Corp.
3	Source: Lipper Inc.

Past performance cannot guarantee

comparable future results.

Average Annual Total Returns
As of 12/31/18

Series I Shares
Inception (4/30/99)	6.39%
10 Years	11.49
5 Years	4.54
1 Year	-12.16

Series II Shares
Inception (9/18/00)	6.36%
10 Years	11.21
5 Years	4.29
1 Year	-12.37

Effective June 1, 2010, Class I and Class II shares of the predecessor fund, Van Kampen Life Investment Trust Comstock Portfolio, advised by Van Kampen Asset Management were reorganized into Series I and Series II shares, respectively, of Invesco Van Kampen V.I. Comstock Fund (renamed Invesco V.I. Comstock Fund on April 29, 2013). Returns shown above, prior to June 1, 2010, for Series I and Series II shares are blended returns of the predecessor fund and Invesco V.I. Comstock Fund. Share class returns will differ from the predecessor fund because of different expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures in the table and chart do not reflect deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund Shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.76% and 1.01%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. Comstock Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Comstock Fund

Invesco V.I. Comstock Fund’s investment objective is to seek capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2018, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.

Principal risks of investing in the Fund

Depositary receipts risk. Investing in depositary receipts involves the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.

    Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Derivatives strategies may not always be successful. For example, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

    Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.

    Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.

    Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.

    Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.

    REIT risk/real estate risk. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Shares of real estate related companies, which tend to be small- and mid-cap companies, may be more volatile and less liquid.

    Sector focus risk. The Fund may from time to time invest a significant amount of its assets (i.e. over 25%) in one market sector or group of related industries. In this event, the Fund’s performance will depend to a greater extent on the overall condition of the sector or group of industries and there is increased risk that the Fund will lose significant value if conditions adversely affect that sector or group of industries.

    Small- and mid-capitalization companies risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.

Invesco V.I. Comstock Fund

    Value investing style risk. A value investing style subjects the Fund to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market.

About indexes used in this report

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

    The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

    The Lipper VUF Large-Cap Value Funds Index is an unmanaged index considered representative of large-cap value variable insurance underlying funds tracked by Lipper.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

    Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Invesco V.I. Comstock Fund

Schedule of Investments(a)

December 31, 2018

	Shares	Value
Common Stocks & Other Equity Interests–93.18%
Aerospace & Defense–1.17%
Arconic Inc.	361,933	$6,102,190
Textron Inc.	202,000	9,289,980
		15,392,170

Agricultural Products–1.15%
Archer-Daniels-Midland Co.	247,273	10,130,775
Bunge Ltd.	93,479	4,995,518
		15,126,293

Apparel Retail–0.68%
Gap, Inc. (The)	346,739	8,931,997

Asset Management & Custody Banks–2.49%
Bank of New York Mellon Corp. (The)	351,164	16,529,289
State Street Corp.	256,827	16,198,079
		32,727,368

Automobile Manufacturers–1.92%
General Motors Co.	754,140	25,225,983

Automotive Retail–0.76%
Advance Auto Parts, Inc.	63,233	9,956,668

Biotechnology–1.23%
Gilead Sciences, Inc.	257,631	16,114,819

Broadcasting–0.68%
CBS Corp.–Class B	205,587	8,988,264

Building Products–1.60%
Johnson Controls International PLC	708,404	21,004,179

Cable & Satellite–1.89%
Charter Communications, Inc.–Class A(b)	42,918	12,230,342
Comcast Corp.–Class A	368,793	12,557,402
		24,787,744

Communications Equipment–2.45%
Cisco Systems, Inc.	743,751	32,226,731

Construction Machinery & Heavy Trucks–0.41%
Caterpillar Inc.	41,891	5,323,089

Consumer Finance–0.82%
Ally Financial Inc.	476,946	10,807,596

Diversified Banks–13.73%
Bank of America Corp.	2,302,985	56,745,550
Citigroup Inc.	1,108,065	57,685,864
JPMorgan Chase & Co.	477,632	46,626,436
Wells Fargo & Co.	414,890	19,118,131
		180,175,981

	Shares	Value
Electrical Components & Equipment–1.77%
Eaton Corp. PLC	231,015	$15,861,490
Emerson Electric Co.	124,158	7,418,440
		23,279,930

Fertilizers & Agricultural Chemicals–0.75%
CF Industries Holdings, Inc.	226,289	9,845,834

Health Care Distributors–1.50%
Cardinal Health, Inc.	227,245	10,135,127
McKesson Corp.	86,655	9,572,778
		19,707,905

Health Care Equipment–1.10%
Medtronic PLC	159,027	14,465,096

Health Care Services–1.01%
CVS Health Corp.	202,187	13,247,292

Hotels, Resorts & Cruise Lines–1.92%
Carnival Corp.	512,305	25,256,637

Household Products–2.27%
Kimberly-Clark Corp.	178,296	20,315,046
Reckitt Benckiser Group PLC (United Kingdom)	123,882	9,460,374
		29,775,420

Industrial Conglomerates–0.31%
General Electric Co.	536,572	4,061,850

Industrial Machinery–0.64%
Ingersoll-Rand PLC	91,943	8,387,960

Integrated Oil & Gas–9.29%
BP PLC–ADR (United Kingdom)	672,343	25,495,247
Chevron Corp.	236,821	25,763,757
Exxon Mobil Corp.	47,228	3,220,477
Occidental Petroleum Corp.	187,523	11,510,162
Royal Dutch Shell PLC–Class A–ADR (United Kingdom)	511,657	29,814,253
Suncor Energy, Inc. (Canada)	935,597	26,168,648
		121,972,544

Integrated Telecommunication Services–1.20%
Verizon Communications Inc.	279,770	15,728,669

Internet & Direct Marketing Retail–2.04%
Altaba Inc.(b)	94,980	5,503,141
eBay Inc.(b)	756,418	21,232,654
		26,735,795

Investment Banking & Brokerage–2.56%
Goldman Sachs Group, Inc. (The)	68,247	11,400,662
Morgan Stanley	559,265	22,174,857
		33,575,519

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Comstock Fund

	Shares	Value
IT Consulting & Other Services–0.85%
Cognizant Technology Solutions Corp.–Class A	176,370	$11,195,968

Life & Health Insurance–1.51%
MetLife, Inc.	483,912	19,869,427

Managed Health Care–1.90%
Anthem, Inc.	95,016	24,954,052

Multi-Line Insurance–2.13%
American International Group, Inc.	707,874	27,897,314

Oil & Gas Equipment & Services–0.60%
Halliburton Co.	295,772	7,861,620

Oil & Gas Exploration & Production–6.46%
Anadarko Petroleum Corp.	177,692	7,790,017
Canadian Natural Resources Ltd. (Canada)	476,143	11,488,537
Devon Energy Corp.	692,703	15,613,526
Encana Corp. (Canada)	734,881	4,247,612
Hess Corp.	360,646	14,606,163
Marathon Oil Corp.	1,542,916	22,125,415
Noble Energy, Inc.	476,562	8,940,303
		84,811,573

Packaged Foods & Meats–1.22%
Danone S.A. (France)	227,804	16,054,501

Paper Packaging–1.48%
International Paper Co.	481,625	19,438,385

Pharmaceuticals–8.59%
Allergan PLC	152,168	20,338,775
Bristol-Myers Squibb Co.	132,174	6,870,405
Merck & Co., Inc.	246,376	18,825,590
Mylan N.V.(b)	437,406	11,984,924
Novartis AG (Switzerland)	146,589	12,555,110
Pfizer Inc.	511,557	22,329,463
Sanofi–ADR (France)	456,811	19,830,166
		112,734,433

Property & Casualty Insurance–0.98%
Allstate Corp. (The)	155,199	12,824,093

	Shares	Value
Regional Banks–4.15%
Citizens Financial Group, Inc.	463,801	$13,788,804
Fifth Third Bancorp	799,680	18,816,470
KeyCorp	297,811	4,401,647
PNC Financial Services Group, Inc. (The)	149,379	17,463,899
		54,470,820

Semiconductors–3.57%
Intel Corp.	551,114	25,863,780
QUALCOMM Inc.	369,130	21,007,188
		46,870,968

Systems Software–1.48%
Microsoft Corp.	190,991	19,398,956

Technology Hardware, Storage & Peripherals–0.29%
NetApp, Inc.	64,139	3,827,174

Wireless Telecommunication Services–0.63%
Vodafone Group PLC (United Kingdom)	4,232,690	8,224,661
Total Common Stocks & Other Equity Interests (Cost $1,211,108,593)		1,223,263,278

Money Market Funds–5.08%
Invesco Government & Agency Portfolio–Institutional Class, 2.30%(c)	23,340,411	23,340,411
Invesco Liquid Assets Portfolio–Institutional Class, 2.48%(c)	16,669,569	16,671,236
Invesco Treasury Portfolio–Institutional Class, 2.30%(c)	26,674,756	26,674,756
Total Money Market Funds (Cost $66,687,872)		66,686,403
TOTAL INVESTMENTS IN SECURITIES–98.26% (Cost $1,277,796,465)		1,289,949,681
OTHER ASSETS LESS LIABILITIES–1.74%		22,800,575
NET ASSETS–100.00%		$1,312,750,256

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of December 31, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Comstock Fund

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Unrealized Appreciation (Depreciation)
		Deliver		Receive
01/18/2019	Canadian Imperial Bank of Commerce	CAD	13,342,628	USD	9,967,711	$190,233
01/18/2019	Royal Bank of Canada	CAD	13,342,731	USD	9,965,881	188,329
Subtotal — Appreciation						378,562
01/18/2019	Goldman Sachs International	EUR	14,677,286	USD	16,684,111	(153,327)
01/18/2019	Goldman Sachs International	GBP	8,800,877	USD	11,114,231	(111,683)
01/18/2019	Royal Bank of Canada	CHF	6,378,087	USD	6,440,334	(57,236)
01/18/2019	Royal Bank of Canada	EUR	14,677,189	USD	16,679,921	(157,407)
01/18/2019	Royal Bank of Canada	GBP	8,800,799	USD	11,110,709	(115,105)
Subtotal — Depreciation						(594,758)
Total Forward Foreign Currency Contracts — Currency Risk						$(216,196)

Abbreviations:

CAD	– Canadian Dollar
CHF	– Swiss Franc
EUR	– Euro
GBP	– British Pound Sterling
USD	– U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Comstock Fund

Statement of Assets and Liabilities

December 31, 2018

Statement of Operations

For the year ended December 31, 2018

Assets:
Investments in securities, at value (Cost $1,211,108,593)	$1,223,263,278
Investments in affiliated money market funds, at value (Cost $66,687,872)	66,686,403
Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	378,562
Foreign currencies, at value (Cost $124,370)	124,497
Receivable for:
Fund shares sold	23,131,117
Dividends	2,050,787
Investment for trustee deferred compensation and retirement plans	184,204
Total assets	1,315,818,848

Liabilities:
Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	594,758
Payable for:
Amount due to custodian	776,683
Fund shares reacquired	132,581
Accrued fees to affiliates	1,290,493
Accrued trustees’ and officers’ fees and benefits	7,881
Accrued other operating expenses	57,220
Trustee deferred compensation and retirement plans	208,976
Total liabilities	3,068,592
Net assets applicable to shares outstanding	$1,312,750,256

Net assets consist of:
Shares of beneficial interest	$1,112,484,889
Distributable earnings	200,265,367
$1,312,750,256

Net Assets:
Series I	$214,084,452
Series II	$1,098,665,804

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	13,278,786
Series II	68,428,956
Series I:
Net asset value per share	$16.12
Series II:
Net asset value per share	$16.06

Investment income:
Dividends (net of foreign withholding taxes of $891,564)	$38,303,099
Dividends from affiliated money market funds	1,255,331
Total investment income	39,558,430

Expenses:
Advisory fees	9,403,039
Administrative services fees	2,802,642
Custodian fees	65,792
Distribution fees — Series II	3,521,709
Transfer agent fees	39,029
Trustees’ and officers’ fees and benefits	43,807
Reports to shareholders	10,271
Professional services fees	65,334
Other	26,339
Total expenses	15,977,962
Less: Fees waived	(80,376)
Net expenses	15,897,586
Net investment income	23,660,844

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities	168,440,520
Foreign currencies	124,870
Forward foreign currency contracts	1,010,561
169,575,951
Change in net unrealized appreciation (depreciation) of:
Investment securities	(381,445,364)
Foreign currencies	(15,389)
Forward foreign currency contracts	2,912,890
(378,547,863)
Net realized and unrealized gain (loss)	(208,971,912)
Net increase (decrease) in net assets resulting from operations	$(185,311,068)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Comstock Fund

Statement of Changes in Net Assets

For the years ended December 31, 2018 and 2017

	2018	2017
Operations:
Net investment income	$23,660,844	$23,545,726
Net realized gain	169,575,951	156,183,437
Change in net unrealized appreciation (depreciation)	(378,547,863)	123,678,223
Net increase (decrease) in net assets resulting from operations	(185,311,068)	303,407,386

Distributions to shareholders from distributable earnings(1):
Series I	(29,013,356)	(16,364,250)
Series II	(151,533,451)	(99,337,584)
Total distributions from distributable earnings	(180,546,807)	(115,701,834)

Share transactions–net:
Series I	1,540,438	(11,573,352)
Series II	(236,864,144)	(198,048,701)
Net increase (decrease) in net assets resulting from share transactions	(235,323,706)	(209,622,053)
Net increase (decrease) in net assets	(601,181,581)	(21,916,501)

Net assets:
Beginning of year	1,913,931,837	1,935,848,338
End of year	$1,312,750,256	$1,913,931,837

(1)

For the year ended December 31, 2017, distributions to shareholders from distributable earnings consisted of distributions from net investment income and distributions from net realized gains. The Securities and Exchange Commission eliminated the requirement to disclose the distribution components separately, except for tax return of capital. For the year ended December 31, 2017, distributions from net investment income were $5,551,772 and $31,132,801 for Series I and Series II shares, respectively, and distributions from net realized gains were $10,812,478 and $68,204,783 for Series I and Series II shares, respectively.

Notes to Financial Statements

December 31, 2018

NOTE 1—Significant Accounting Policies

Invesco V.I. Comstock Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is to seek capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Invesco V.I. Comstock Fund

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Invesco V.I. Comstock Fund

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.60%
Over $500 million	0.55%

For the year ended December 31, 2018, the effective advisory fees incurred by the Fund was 0.57%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, formerly Invesco PowerShares Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the

Invesco V.I. Comstock Fund

fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least April 30, 2020, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 0.78% and Series II shares to 1.03% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2020, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2018, the Adviser waived advisory fees of $80,376.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2018, Invesco was paid $371,345 for accounting and fund administrative services and was reimbursed $2,431,297 for fees paid to insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2018, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the year ended December 31, 2018, the Fund incurred $9,599 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Invesco V.I. Comstock Fund

The following is a summary of the tiered valuation input levels, as of December 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stock & Other Equity Interests	$1,193,023,133	$30,240,145	$—	$1,223,263,278
Money Market Funds	66,686,403	—	—	66,686,403
Total Investments in Securities	1,259,709,536	30,240,145	—	1,289,949,681

Other Investments — Assets*
Forward Foreign Currency Contracts	—	378,562	—	378,562

Other Investments — Liabilities*
Forward Foreign Currency Contracts	—	(594,758)	—	(594,758)
Total Other Investments	—	(216,196)	—	(216,196)
Total Investments	$1,259,709,536	$30,023,949	$—	$1,289,733,485

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2018:

Value
Derivative Assets	Currency Risk
Unrealized appreciation on forward foreign currency contracts outstanding	$378,562
Derivatives not subject to master netting agreements	—
Total Derivative Assets subject to master netting agreements	$378,562

Value
Derivative Liabilities	Currency Risk
Unrealized depreciation on forward foreign currency contracts outstanding	$(594,758)
Derivatives not subject to master netting agreements	—
Total Derivative Liabilities subject to master netting agreements	$(594,758)

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of December 31, 2018.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Canadian Imperial Bank of Commerce	$190,233	$—	$190,233	$—	$—	$190,233
Goldman Sachs International	—	(265,010)	(265,010)	—	—	(265,010)
Royal Bank of Canada	188,329	(329,748)	(141,419)	—	—	(141,419)
Total	$378,562	$(594,758)	$(216,196)	$—	$—	$(216,196)

Invesco V.I. Comstock Fund

Effect of Derivative Investments for the year ended December 31, 2018

The table below summarizes the gains on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on Statement of Operations
Currency Risk
Realized Gain:
Forward foreign currency contracts	$1,010,561
Change in Net Unrealized Appreciation:
Forward foreign currency contracts	2,912,890
Total	$3,923,451

The table below summarizes the average notional value of forward foreign currency contracts outstanding during the period.

Forward Foreign Currency Contracts
Average notional value	$126,933,492

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2018 and 2017:

	2018	2017
Ordinary income	$23,575,887	$47,708,517
Long-term capital gain	156,970,920	67,993,317
Total distributions	$180,546,807	$115,701,834

Tax Components of Net Assets at Period-End:

2018
Undistributed ordinary income	$35,237,643
Undistributed long-term gain	157,771,551
Net unrealized appreciation — investments	7,456,961
Net unrealized appreciation (depreciation) — foreign currencies	(2,827)
Temporary book/tax differences	(197,961)
Shares of beneficial interest	1,112,484,889
Total net assets	$1,312,750,256

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales and forward foreign currency contracts.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Invesco V.I. Comstock Fund

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2018.

NOTE 8—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2018 was $308,951,768 and $706,542,588, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$175,502,051
Aggregate unrealized (depreciation) of investments	(168,045,090)
Net unrealized appreciation of investments	$7,456,961
Cost of investments for tax purposes is $1,282,276,524.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, on December 31, 2018, undistributed net investment income was increased by $174,085 and undistributed net realized gain was decreased by $174,085. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 10—Share Information

	Summary of Share Activity
	Years ended December 31,
	2018(a)		2017
	Shares	Amount	Shares	Amount
Sold:
Series I	899,651	$17,343,797	618,922	$11,976,966
Series II	3,163,658	57,343,771	2,755,173	52,626,539

Issued as reinvestment of dividends:
Series I	1,479,518	29,013,356	863,093	16,364,250
Series II	7,755,038	151,533,451	5,255,957	99,337,584

Reacquired:
Series I	(2,224,115)	(44,816,715)	(2,062,592)	(39,914,568)
Series II	(22,497,477)	(445,741,366)	(18,238,937)	(350,012,824)
Net increase (decrease) in share activity	(11,423,727)	$(235,323,706)	(10,808,384)	$(209,622,053)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 62% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Comstock Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Series I
Year ended 12/31/18	$20.62	$0.33	$(2.41)	$(2.08)	$(0.36)	$(2.06)	$(2.42)	$16.12	(12.16)%	$214,084	0.75	%(d)	0.75	%(d)	1.63	%(d)	19%
Year ended 12/31/17	18.69	0.28	2.94	3.22	(0.44)	(0.85)	(1.29)	20.62	17.85	270,651	0.75		0.75		1.47		13
Year ended 12/31/16	17.57	0.38	2.47	2.85	(0.29)	(1.44)	(1.73)	18.69	17.30	256,080	0.77		0.78		2.20		21
Year ended 12/31/15	19.16	0.28	(1.45)	(1.17)	(0.37)	(0.05)	(0.42)	17.57	(5.98)	332,411	0.78		0.83		1.52		16
Year ended 12/31/14	17.75	0.32	1.34	1.66	(0.25)	—	(0.25)	19.16	9.39	338,159	0.78		0.83		1.73		19
Series II
Year ended 12/31/18	20.54	0.28	(2.40)	(2.12)	(0.30)	(2.06)	(2.36)	16.06	(12.37)	1,098,666	1.00	(d)	1.00	(d)	1.38	(d)	19
Year ended 12/31/17	18.62	0.23	2.93	3.16	(0.39)	(0.85)	(1.24)	20.54	17.58	1,643,281	1.00		1.00		1.22		13
Year ended 12/31/16	17.51	0.34	2.45	2.79	(0.24)	(1.44)	(1.68)	18.62	16.99	1,679,769	1.02		1.03		1.95		21
Year ended 12/31/15	19.08	0.24	(1.44)	(1.20)	(0.32)	(0.05)	(0.37)	17.51	(6.19)	1,549,679	1.03		1.08		1.27		16
Year ended 12/31/14	17.68	0.27	1.33	1.60	(0.20)	—	(0.20)	19.08	9.10	1,840,794	1.03		1.08		1.48		19

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $255,505 and $1,408,684 for Series I and Series II shares, respectively.

Invesco V.I. Comstock Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

and Shareholders of Invesco V.I. Comstock Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. Comstock Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

February 14, 2019

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. Comstock Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2018 through December 31, 2018.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
Class	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/18)	Expenses Paid During Period[2]	Annualized Expense Ratio
Series I	$1,000.00	$877.50	$3.55	$1,021.42	$3.82	0.75%
Series II	1,000.00	1,000.00	4.73	1,020.16	5.09	1.00

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2018 through December 31, 2018, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Comstock Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2018:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$156,970,920
Corporate Dividends Received Deduction*	99.99%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Comstock Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

Invesco V.I. Comstock Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesse Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	1998	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	158	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None
Christopher L. Wilson — 1957 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	ISO New England, Inc. (non-profit organization managing regional electricity market)

Invesco V.I. Comstock Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor — 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC; Secretary and Vice President, Jemstep, Inc.

Formerly: Head of Legal, Worldwide Institutional; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

Invesco V.I. Comstock Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. Comstock Fund

Annual Report to Shareholders	December 31, 2018

Invesco V.I. Core Equity Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The Fund’s Form N-Q (or any successor Form) filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q (or any successor Form), have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Invesco Distributors, Inc.	VICEQ-AR-1	02152019 1151

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2018, Series I shares of Invesco V.I. Core Equity Fund (the Fund) underperformed the Russell 1000 Index, the Fund’s style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/17 to 12/31/18, excluding variable product issuer charges.

If variable product issuer charges were included, returns would be lower.

Series I Shares	-9.40%
Series II Shares	-9.61
S&P 500 Index▼ (Broad Market Index)	-4.38
Russell 1000 Index∎ (Style-Specific Index)	-4.78
Lipper VUF Large-Cap Core Funds Index♦ (Peer Group Index)	-5.26
Source(s): ▼FactSet Research Systems Inc.; ∎RIMES Technologies Corp.; ♦Lipper Inc.

Market conditions and your Fund

Calendar year 2018 proved to be an increasingly volatile time for US equities. In January 2018, US equity markets steadily moved higher, as investors remained enthused about the passage of the Tax Cuts and Jobs Act signed into law in late December 2017. However, in February 2018, volatility returned to the US stock and bond markets. Worries about how rising interest rates might affect economic growth, concerns about a potential trade war and heightened geopolitical tensions, caused the US stock markets to pull back and volatility to increase.

    US equity markets generally recovered in the second quarter of 2018 as strong US retail sales and low unemployment buoyed markets. Throughout the summer, US equities moved higher as corporate profits surged. Several US equity indexes reached new highs despite potential headwinds including trade tensions, tariff announcements and contagion concerns over a Turkish currency crisis. After a relatively quiet summer, market volatility noticeably rose in October, as US equity markets suffered a sharp sell-off through year-end, amid rising interest rates and concerns that higher inflation could mean a more restrictive monetary policy. In this environment, there was a flight to safety, as investors fled to defensive areas of the equities markets, like health care and utilities, and US Treasuries.

    Given signs of a strong economy, the US Federal Reserve raised interest rates four times during the year: in March, June, September and December 2018. Following December’s Federal Reserve meeting, Chairman Jerome Powell raised interest rates for the fourth time in 2018 by 25 basis points to a targeted range of 2.25% to 2.50%, and lowered guidance from three to two rate hikes in 2019, signaling a slightly more dovish stance than expected.1 In contrast, the European Central Bank and central banks in several other countries maintained extraordinarily accommodative monetary policies.

    During the year, stock selection in the financials and consumer staples sectors contributed to the Fund’s performance versus the style-specific index. In addition, underweight exposure to the  consumer staples and materials sectors benefited the Fund’s relative performance. The largest detractors from the Fund’s relative performance included stock selection in the health care, communication services, consumer discretionary, industrials and information technology (IT) sectors. Underweight exposure to the IT sector and overweight exposure to the industrials sector was a drag on relative performance, as well

    Several health care stocks were strong performers for the year. The top contributor to the Fund’s performance relative to the style-specific index was HCA Healthcare, which reported good results and a favorable outlook for the year. The stock responded well as the market had been skeptical that it could meet, much less beat, management’s initial guidance for the year. Investors also appeared to be more confident in the company’s outlook for 2019.

    During the year, Thermo Fisher Scientific performed well due to several solid quarters of organic growth that were well above expectations. Estimates during the year appeared very conservative given fundamentals and the stock’s current valuation.

    Nike was a leading contributor to the Fund’s performance relative to its style-specific index for the year. The company reported solid numbers with material upside in sales and gross profit margin. Nike also benefited from growing online sales and quality of earnings.

    The leading detractor from the Fund’s performance versus the style-specific index was FedEx. During the year, the company missed earnings expectations as European volume was lower than expected. This earnings flop, coupled with the general sell-off in industrial stocks, pushed shares of the company lower.

    Social media giant Facebook was a top detractor from the Fund’s performance versus the style-specific index for the year, as management’s earnings guidance for third-quarter evenue was weaker

Portfolio Composition
By sector	% of total net assets

Financials	18.0%
Health Care	17.5
Information Technology	13.7
Consumer Discretionary	12.7
Industrials	12.7
Communication Services	12.0
Energy	5.3
Consumer Staples	3.5
Utilities	2.1
Money Market Funds
Plus Other Assets Less Liabilities	2.5

Top 10 Equity Holdings*
% of total net assets

1. Alphabet Inc.-Class C	5.1%
2. Microsoft Corp.	4.1
3. Comcast Corp.-Class A	3.0
4. Thermo Fisher Scientific, Inc.	3.0
5. American Express Co.	2.9
6. Mastercard Inc.-Class A	2.6
7. UnitedHealth Group Inc.	2.6
8. PepsiCo, Inc.	2.4
9. U.S. Bancorp	2.3
10. NIKE, Inc.-Class B	2.2

Total Net Assets	$879 million

Total Number of Holdings*	55

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of December 31, 2018.

Invesco V.I. Core Equity Fund

than expected. The stock price rose significantly in the second quarter, setting up the decline when expectations were not met. We exited our position in Facebook before the close of the year.

    Concho Resources was another detractor from the Fund’s performance relative to the style-specific index during the year. The company sold off along with the energy sector as a whole, as oil prices fell during the year. In our view, company-specific issues were not the catalyst for the stock’s downturn.

    Dental equipment maker Dentsply Sirona performed poorly during the year after the company delivered lower-than-expected synergies in several key segments and experienced a series of leadership changes. We exited our position in the holding before the close of the year.

    During the year, the Fund’s cash levels were brought down to under 5%. The cash was both deployed to new and existing holdings within the Fund.

    At the close of the year, the Fund’s largest overweight positions relative to the Russell 1000 Index were in the consumer discretionary, health care and industrials sectors. The Fund’s largest underweight positions were in the consumer staples and IT sectors.

    As always, the Fund focuses on companies that provide an attractive return on invested capital, trade at attractive valuations and have high-quality management teams with a long-term perspective. In short, we seek to take advantage of the market’s volatile behavior and short-term focus. We believe our conservative approach should position the Fund to navigate the evolving economic backdrop.

    We thank you for your continued investment in Invesco V.I. Core Equity Fund.

1	Source: US Federal Reserve

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Ronald Sloan Chartered Financial Analyst, Portfolio Manager and Co-Chief Investment Officer of Invesco’s Global Core Equity Team, is lead manager of Invesco V.I. Core Equity Fund. He joined Invesco in 1998. Mr. Sloan earned a BS in business administration and an MBA from the University of Missouri.

Assisted by Invesco’s Global Core Equity Team

Invesco V.I. Core Equity Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/08

1	Source: RIMES Technologies Corp.
2	Source: FactSet Research Systems Inc.
3	Source: Lipper Inc.

Past performance cannot guarantee

comparable future results.

Average Annual Total Returns
As of 12/31/18

Series I Shares
Inception (5/2/94)	7.37%
10 Years	9.07
5 Years	2.87
1 Year	-9.40

Series II Shares
Inception (10/24/01)	5.68%
10 Years	8.80
5 Years	2.62
1 Year	-9.61

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures in the table and chart do not reflect deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.81% and 1.06%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.82% and 1.07%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. Core Equity Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2020. See current prospectus for more information.

Invesco V.I. Core Equity Fund

Invesco V.I. Core Equity Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2018, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.

Principal risks of investing in the Fund

Cash/cash equivalents risk. In rising markets, holding cash or cash equivalents will negatively affect the Fund’s performance relative to its benchmark.

    Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.

    Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Derivatives strategies may not always be successful. For example, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

    Foreign government debt risk. Investments in foreign government debt securities (sometimes referred to as sovereign debt securities) involve certain risks in addition to those relating to foreign securities or debt securities generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse in the event of a default against the defaulting government. Without the approval of debt holders, some governmental debtors have in the past been able to reschedule or restructure their debt payments or declare moratoria on payments.

    Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.

    Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.

    Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.

    Small- and mid-capitalization companies risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.

Invesco V.I. Core Equity Fund

About indexes used in this report

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

    The Russell 1000® Index is an unmanaged index considered representative of large-cap stocks. The Russell 1000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

    The Lipper VUF Large-Cap Core Funds Index is an unmanaged index considered representative of large-cap core variable insurance underlying funds tracked by Lipper.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

    Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Invesco V.I. Core Equity Fund

Schedule of Investments(a)

December 31, 2018

	Shares	Value
Common Stocks & Other Equity Interests–97.54%
Aerospace & Defense–2.66%
General Dynamics Corp.	54,687	$8,597,343
United Technologies Corp.	138,741	14,773,142
		23,370,485

Air Freight & Logistics–1.36%
FedEx Corp.	73,974	11,934,225

Airlines–1.25%
Delta Air Lines, Inc.	220,513	11,003,599

Asset Management & Custody Banks–1.34%
BlackRock, Inc.	29,989	11,780,279

Auto Parts & Equipment–0.84%
Aptiv PLC	120,251	7,403,854

Biotechnology–4.76%
Biogen Inc.(b)	57,291	17,240,008
BioMarin Pharmaceutical Inc.(b)	83,913	7,145,192
Celgene Corp.(b)	138,147	8,853,841
Vertex Pharmaceuticals Inc.(b)	51,771	8,578,972
		41,818,013

Cable & Satellite–2.99%
Comcast Corp.–Class A	772,497	26,303,523

Casinos & Gaming–1.12%
Wynn Resorts Ltd.	99,513	9,842,831

Consumer Finance–2.86%
American Express Co.	263,977	25,162,288

Data Processing & Outsourced Services–2.61%
Mastercard Inc.–Class A	121,742	22,966,628

Distillers & Vintners–1.17%
Diageo PLC (United Kingdom)	289,240	10,280,607

Diversified Banks–3.59%
Toronto-Dominion Bank (The) (Canada)	234,987	11,680,499
U.S. Bancorp	434,854	19,872,828
		31,553,327

Financial Exchanges & Data–1.02%
Moody’s Corp.	63,781	8,931,891

Footwear–2.20%
NIKE, Inc.–Class B	260,938	19,345,943

General Merchandise Stores–1.99%
Dollar General Corp.	162,123	17,522,254

Health Care Equipment–2.89%
Medtronic PLC	165,651	15,067,615
Zimmer Biomet Holdings, Inc.	99,483	10,318,377
		25,385,992

	Shares	Value
Health Care Facilities–1.92%
HCA Healthcare, Inc.	135,245	$16,831,240

Home Improvement Retail–1.43%
Home Depot, Inc. (The)	73,314	12,596,812

Hotels, Resorts & Cruise Lines–1.93%
Carnival Corp.	344,832	17,000,218

Industrial Conglomerates–2.96%
Honeywell International Inc.	105,198	13,898,760
Siemens AG (Germany)	108,570	12,113,492
		26,012,252

Industrial Machinery–3.43%
Parker-Hannifin Corp.	106,798	15,927,854
Stanley Black & Decker Inc.	118,871	14,233,613
		30,161,467

Insurance Brokers–2.15%
Marsh & McLennan Cos., Inc.	237,446	18,936,319

Integrated Oil & Gas–3.82%
Chevron Corp.	166,814	18,147,695
Suncor Energy, Inc. (Canada)	551,989	15,439,132
		33,586,827

Integrated Telecommunication Services–2.16%
Verizon Communications Inc.	337,254	18,960,420

Interactive Home Entertainment–1.77%
Activision Blizzard, Inc.	333,712	15,540,968

Interactive Media & Services–5.09%
Alphabet Inc.–Class C(b)	43,243	44,782,883

Internet & Direct Marketing Retail–3.21%
Alibaba Group Holding Ltd.–ADR (China)(b)	66,317	9,090,071
Booking Holdings Inc.(b)	11,093	19,106,805
		28,196,876

IT Consulting & Other Services–3.20%
Cognizant Technology Solutions Corp.–Class A	202,854	12,877,172
EPAM Systems, Inc.(b)	131,556	15,261,812
		28,138,984

Life Sciences Tools & Services–2.99%
Thermo Fisher Scientific, Inc.	117,532	26,302,486

Managed Health Care–2.55%
UnitedHealth Group Inc.	90,053	22,434,003

Multi-Utilities–2.15%
WEC Energy Group, Inc.	272,490	18,872,657

Oil & Gas Exploration & Production–1.46%
Concho Resources Inc.(b)	124,798	12,827,986

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Equity Fund

	Shares	Value
Pharmaceuticals–2.37%
Allergan PLC	85,305	$11,401,866
Novo Nordisk A/S–Class B (Denmark)	205,727	9,456,799
		20,858,665

Property & Casualty Insurance–3.54%
Chubb Ltd.	100,411	12,971,093
Progressive Corp. (The)	300,404	18,123,373
		31,094,466

Railroads–1.03%
Norfolk Southern Corp.	60,374	9,028,328

Regional Banks–3.45%
First Republic Bank	178,688	15,527,987
PNC Financial Services Group, Inc. (The)	126,374	14,774,385
		30,302,372

Semiconductors–2.83%
Analog Devices, Inc.	213,044	18,285,566
QUALCOMM Inc.	115,002	6,544,764
		24,830,330

Soft Drinks–2.37%
PepsiCo, Inc.	188,266	20,799,628

	Shares	Value
Systems Software–5.08%
Microsoft Corp.	352,238	$35,776,814
Oracle Corp.	197,220	8,904,483
		44,681,297
Total Common Stocks & Other Equity Interests (Cost $749,610,687)		857,383,223

Money Market Funds–2.43%
Invesco Government & Agency Portfolio–Institutional Class, 2.30%(c)	7,477,437	7,477,437
Invesco Liquid Assets Portfolio–Institutional Class, 2.48%(c)	5,336,150	5,336,684
Invesco Treasury Portfolio–Institutional Class, 2.30%(c)	8,545,642	8,545,642
Total Money Market Funds (Cost $21,359,784)		21,359,763
TOTAL INVESTMENTS IN SECURITIES–99.97% (Cost $770,970,471)		878,742,986
OTHER ASSETS LESS LIABILITIES–0.03%		287,800
NET ASSETS–100.00%		$879,030,786

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of December 31, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Equity Fund

Statement of Assets and Liabilities

December 31, 2018

Statement of Operations

For the year ended December 31, 2018

Assets:
Investments in securities, at value (Cost $749,610,687)	$857,383,223
Investments in affiliated money market funds, at value (Cost $21,359,784)	21,359,763
Cash	65,221
Foreign currencies, at value (Cost $1,301)	1,350
Receivable for:
Fund shares sold	355,191
Dividends	915,787
Investment for trustee deferred compensation and retirement plans	383,155
Other assets	191
Total assets	880,463,881

Liabilities:
Payable for:
Fund shares reacquired	587,445
Accrued fees to affiliates	348,169
Accrued trustees’ and officers’ fees and benefits	6,505
Accrued other operating expenses	65,948
Trustee deferred compensation and retirement plans	425,028
Total liabilities	1,433,095
Net assets applicable to shares outstanding	$879,030,786

Net assets consist of:
Shares of beneficial interest	$674,186,373
Distributable earnings	204,844,413
$879,030,786

Net Assets:
Series I	$858,827,939
Series II	$20,202,847

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	27,759,107
Series II	658,920
Series I:
Net asset value per share	$30.94
Series II:
Net asset value per share	$30.66

Investment income:
Dividends (net of foreign withholding taxes of $199,072)	$14,683,310
Dividends from affiliated money market funds	1,209,807
Total investment income	15,893,117

Expenses:
Advisory fees	6,532,746
Administrative services fees	1,704,013
Custodian fees	70,933
Distribution fees — Series II	169,290
Transfer agent fees	73,543
Trustees’ and officers’ fees and benefits	35,488
Reports to shareholders	10,330
Professional services fees	102,710
Other	21,327
Total expenses	8,720,380
Less: Fees waived	(99,125)
Net expenses	8,621,255
Net investment income	7,271,862

Realized and unrealized gain (loss):
Net realized gain from:
Investment securities	95,783,721
Foreign currencies	596,575
96,380,296
Change in net unrealized appreciation (depreciation) of:
Investment securities	(196,608,141)
Foreign currencies	(942,187)
(197,550,328)
Net realized and unrealized gain (loss)	(101,170,032)
Net increase (decrease) in net assets resulting from operations	$(93,898,170)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Equity Fund

Statement of Changes in Net Assets

For the years ended December 31, 2018 and 2017

	2018	2017
Operations:
Net investment income	$7,271,862	$8,746,855
Net realized gain	96,380,296	63,198,866
Change in net unrealized appreciation (depreciation)	(197,550,328)	80,767,444
Net increase (decrease) in net assets resulting from operations	(93,898,170)	152,713,165

Distributions to shareholders from distributable earnings(1):
Series I	(72,928,447)	(65,021,597)
Series II	(1,504,788)	(11,137,579)
Total distributions from distributable earnings	(74,433,235)	(76,159,176)

Share transactions–net:
Series I	(35,235,681)	(44,176,644)
Series II	(162,186,906)	(888,493)
Net increase (decrease) in net assets resulting from share transactions	(197,422,587)	(45,065,137)
Net increase (decrease) in net assets	(365,753,992)	31,488,852

Net assets:
Beginning of year	1,244,784,778	1,213,295,926
End of year	$879,030,786	$1,244,784,778

(1)

For the year ended December 31, 2017, distributions to shareholders from distributable earnings consisted of distributions from net investment income and distributions from net realized gains. The Securities and Exchange Commission eliminated the requirement to disclose distribution components separately, except for tax return of capital. For the year ended December 31, 2017, distributions from net investment income were $10,820,715 and $1,482,765 and distributions from net realized gains were $54,200,882 and $9,654,814 for Series I and Series II shares, respectively.

Notes to Financial Statements

December 31, 2018

NOTE 1—Significant Accounting Policies

Invesco V.I. Core Equity Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect

Invesco V.I. Core Equity Fund

appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain

Invesco V.I. Core Equity Fund

tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.65%
Over $250 million	0.60%

For the year ended December 31, 2018, the effective advisory fees incurred by the Fund was 0.61%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, formerly Invesco PowerShares Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Invesco V.I. Core Equity Fund

The Adviser has contractually agreed, through at least June 30, 2019, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2019. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2020, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2018, the Adviser waived advisory fees of $99,125.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2018, Invesco was paid $250,630 for accounting and fund administrative services and was reimbursed $1,453,383 for fees paid to insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2018, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the year ended December 31, 2018, the Fund incurred $2,128 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$837,645,817	$19,737,406	$—	$857,383,223
Money Market Funds	21,359,763	—	—	21,359,763
Total Investments	$859,005,580	$19,737,406	$—	$878,742,986

Invesco V.I. Core Equity Fund

NOTE 4—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 6—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2018 and 2017:

	2018	2017
Ordinary income	$8,935,012	$13,761,073
Long-term capital gain	65,498,223	62,398,103
Total distributions	$74,433,235	$76,159,176

Tax Components of Net Assets at Period-End:

2018
Undistributed ordinary income	$7,833,861
Undistributed long-term gain	92,661,295
Net unrealized appreciation — investments	104,758,020
Net unrealized appreciation (depreciation) — foreign currencies	(6,454)
Temporary book/tax differences	(402,309)
Shares of beneficial interest	674,186,373
Total net assets	$879,030,786

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2018.

NOTE 7—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2018 was $454,739,294 and $576,794,895, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$167,990,750
Aggregate unrealized (depreciation) of investments	(63,232,730)
Net unrealized appreciation of investments	$104,758,020

Cost of investments for tax purposes is $773,984,966.

Invesco V.I. Core Equity Fund

NOTE 8—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, on December 31, 2018, undistributed net investment income (loss) was increased by $596,574 and undistributed net realized gain (loss) was decreased by $596,574. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 9—Share Information

	Summary of Share Activity
	Years ended December 31,
	2018(a)		2017
	Shares	Amount	Shares	Amount
Sold:
Series I	1,686,758	$61,083,116	1,051,421	$37,861,752
Series II	96,316	3,437,247	212,324	7,514,897

Issued as reinvestment of dividends:
Series I	2,005,181	72,928,448	1,829,018	65,021,597
Series II	41,719	1,504,788	317,853	11,137,579

Reacquired:
Series I	(4,659,767)	(169,247,245)	(4,043,650)	(147,059,993)
Series II	(4,730,829)	(167,128,941)	(544,318)	(19,540,969)
Net increase (decrease) in share activity	(5,560,622)	$(197,422,587)	(1,177,352)	$(45,065,137)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 61% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Series I
Year ended 12/31/18	$36.72	$0.25	$(3.29)	$(3.04)	$(0.34)	$(2.40)	$(2.74)	$30.94	(9.40)%	$858,828	0.79	%(d)	0.80	%(d)	0.70	%(d)	46%
Year ended 12/31/17	34.58	0.27	4.21	4.48	(0.39)	(1.95)	(2.34)	36.72	13.17	1,054,802	0.79		0.80		0.74		30
Year ended 12/31/16	33.84	0.39	3.07	3.46	(0.28)	(2.44)	(2.72)	34.58	10.26	1,033,700	0.84		0.85		1.11		38
Year ended 12/31/15	41.00	0.32	(2.79)	(2.47)	(0.46)	(4.23)	(4.69)	33.84	(5.75)	921,516	0.89		0.90		0.81		45
Year ended 12/31/14	38.43	0.40	2.72	3.12	(0.35)	(0.20)	(0.55)	41.00	8.12	1,096,219	0.88		0.90		1.01		35
Series II
Year ended 12/31/18	36.18	0.16	(3.28)	(3.12)	—	(2.40)	(2.40)	30.66	(9.61)	20,203	1.04	(d)	1.05	(d)	0.45	(d)	46
Year ended 12/31/17	34.11	0.18	4.14	4.32	(0.30)	(1.95)	(2.25)	36.18	12.87	189,982	1.04		1.05		0.49		30
Year ended 12/31/16	33.40	0.30	3.03	3.33	(0.18)	(2.44)	(2.62)	34.11	10.02	179,596	1.09		1.10		0.86		38
Year ended 12/31/15	40.53	0.22	(2.75)	(2.53)	(0.37)	(4.23)	(4.60)	33.40	(5.98)	178,126	1.14		1.15		0.56		45
Year ended 12/31/14	38.03	0.30	2.67	2.97	(0.27)	(0.20)	(0.47)	40.53	7.82	185,406	1.13		1.15		0.76		35

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $1,000,242 and $67,716 for Series I and Series II shares, respectively.

Invesco V.I. Core Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

and Shareholders of Invesco V.I. Core Equity Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. Core Equity Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

February 14, 2019

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. Core Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2018 through December 31, 2018.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
Class	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/18)	Expenses Paid During Period[2]	Annualized Expense Ratio
Series I	$1,000.00	$909.30	$3.80	$1,021.22	$4.02	0.79%
Series II	1,000.00	908.20	5.00	1,019.96	5.30	1.04

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2018 through December 31, 2018, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Core Equity Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2018:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$65,498,223
Corporate Dividends Received Deduction*	100.00%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Core Equity Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

Invesco V.I. Core Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesse Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	1998	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	158	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None
Christopher L. Wilson — 1957 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	ISO New England, Inc. (non-profit organization managing regional electricity market)

Invesco V.I. Core Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor — 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC; Secretary and Vice President, Jemstep, Inc.

Formerly: Head of Legal, Worldwide Institutional; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

Invesco V.I. Core Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. Core Equity Fund

Annual Report to Shareholders	December 31, 2018

Invesco V.I. Core Plus Bond Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The Fund’s Form N-Q (or any successor Form) filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q (or any successor Form), have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Invesco Distributors, Inc.	VICPB-AR-1	02152019 1151

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2018, Series I shares of Invesco V.I. Core Plus Bond Fund (the Fund), underperformed the Fund’s broad market/style-specific index, the Bloomberg Barclays U.S. Aggregate Bond Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/17 to 12/31/18, excluding variable product issuer charges.

If variable product issuer charges were included, returns would be lower.

Series I Shares	-2.37%
Series II Shares	-2.64
Bloomberg Barclays U.S. Aggregate Bond Index▼ (Broad Market/Style-Specific Index)	0.01
Lipper VUF Core Plus Bond Funds Index∎ (Peer Group Index)	-0.74
Source(s): ▼FactSet Research Systems Inc.; ∎Lipper Inc.

Market conditions and your Fund

For the year ended December 31, 2018, US bond returns were mixed across fixed income indexes, primarily driven by heightened market volatility, a widening of fixed income credit spreads, and a decline in overall demand for debt securities. The US Federal Reserve (the Fed) raised the fed funds rate to a range of 2.25% to 2.50% in December 2018, highlighting the ongoing positive health of the US economy, with low unemployment and moderate economic growth.1 This was the Fed’s fourth 0.25% rate hike in 2018, and further hikes are expected in 2019.1 A benign inflation outlook dampened long-term interest rates as the yield curve flattened, benefiting investors invested in shorter maturity securities. In addition, the benign inflation environment may allow the Fed to remain less aggressive with rate hikes in the future. As proxies for interest rate movements, the two-year US Treasury yield rose from 1.89% to 2.48% during the year.2 In contrast, the 10-year US Treasury yield increased from 2.40% to 2.69%, and the 30-year US Treasury yield rose from 2.74% to 3.02% during the year.2

    The US corporate credit sector was a primary detractor from the Fund’s performance for the year, with lower-rated investment grade securities generally underperforming higher-rated credits and comparable-maturity Treasuries. Corporate debt issuance was roughly $1.325 trillion3 for the year, yet spread premiums moved wider in the face of lower net supply as overseas buyer demand softened while credit spreads steadily widened over the course of the year. Issuance related to large scale mergers and acquisitions transactions continued to be strong throughout the year. The high yield sector also benefited from strong demand during the first nine months of the year but succumbed to weakening credit technicals due to heavy risk-off sentiment observed in the fourth quarter. Within structured securities, asset-backed securities performed well in the midst of higher short-term interest rates. Agency mortgage-backed securities underperformed comparable maturity Treasuries on a relative basis for the year as the Fed continued to systematically de-lever its mortgage-backed securities (MBS) and Treasury holdings.

     The US investment grade bond market, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index, returned 0.01% for the year. This was largely attributed to income (bond coupon payments) of underlying debt offset by the underperformance of credit-related fixed income sectors relative to Treasuries. The treasury, government-related and securitized sectors posted positive returns for the year while corporate credit lagged. The Fund’s out-of-index exposure, such as high yield and emerging market (EM) debt, detracted from the Fund’s performance for the year. High yield sector total returns were negative in 2018 as a result of deteriorating credit fundamentals and a lack of buyer demand in the fourth quarter. Growth and interest rate differentials favored the US relative to EM in 2018. As a result, EM saw capital outflows and downward pressure on EM asset prices.

    The Fund generated negative returns for the year and underperformed its broad market/style-specific benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. The Fund’s overweight allocation to corporate credit negatively impacted the Fund’s performance relative to the broad market/style-specific index. In addition, the Fund’s overweight exposure to lower-rated investment grade securities and its allocation to high yield securities also dampened relative results. The Fund’s security selection within the securitized sector positively contributed to relative returns. The Fund’s slight overweight duration posture was a detractor for the year, with an increase in interest rates along the intermediate and long maturity spectrums.

    The Fund benefited from incremental income earned from transactions in the highly liquid to-be-announced market for agency MBS for the year. Such transactions involve the Fund selling an agency MBS to a financial institution, with an agreement to repurchase a substantially similar security at an agreed upon price and date. Cash received by the Fund as a result of these repurchase transactions

Portfolio Composition
By security type	% of total investments

Bonds & Notes	51.9%
U.S. Government Sponsored Agency Mortgage-Backed Securities	16.6
Asset-Backed Securities	9.9
U.S. Treasury Securities	5.6
Preferred Stocks	1.4
Security Types Each Less Than 1% of Portfolio	0.4
Money Market Funds	14.2

Top Five Debt Issuers*
% of total net assets

1. Federal National Mortgage Association	12.5%
2. U.S. Treasury Securities	6.6
3. Federal Home Loan Mortgage Corp.	3.7
4. Government National Mortgage Association	3.3
5. Sprint Spectrum Co. LLC/Sprint
Spectrum Co. II LLC/Sprint Spectrum Co. III LLC	2.3

Total Net Assets	$17.1 million

Total Number of Holdings*	477

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of December 31, 2018.

Invesco V.I. Core Plus Bond Fund

may be invested in short-term instruments, and the income from these investments, together with any additional fee income received from this activity, may generate income for the Fund.

    The Fund also may use active duration and yield curve positioning for risk management and for generating excess return versus its broad market/style-specific benchmark. Duration measures a portfolio’s price sensitivity to interest rate changes. Yield curve positioning refers to actively emphasizing particular points (maturities) along the yield curve with favorable risk-return expectations. Duration of the portfolio was maintained close to that of the Fund’s broad market/style-specific benchmark, on average, and the timing of changes and the degree of variance from the benchmark during the year detracted modestly from relative returns. Buying and selling US Treasury futures and interest rate swaptions were important tools used during the year for the management of interest rate risk and to maintain the Fund’s targeted portfolio duration.

    Part of the Fund’s strategy to manage credit and currency risk in the portfolio during the reporting period entailed purchasing and selling credit and currency derivatives. We managed credit market risk by purchasing and selling protection through credit default swaps at various points throughout the year. Currency management was carried out via currency forwards and options on an as-needed basis.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The risk may be greater in the current market environment because interest rates are near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics such as price, maturity, duration and coupon and market forces such as supply and demand for similar securities. We are monitoring interest rates, and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise, markets may experience increased volatility, which may affect the value and/ or liquidity of certain of the Fund’s investments.

    Thank you for investing in Invesco V.I. Core Plus Bond Fund and for sharing our long-term investment horizon.

1 Source: US Federal Reserve

2 Source: US Department of the Treasury

3 Source: Bloomberg

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Matt Brill Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. Core Plus Bond Fund. He joined
Invesco in 2013. Mr. Brill earned a BA in economics from Washington and Lee University.

Chuck Burge Portfolio Manager, is manager of Invesco V.I. Core Plus Bond Fund. He joined Invesco in 2002. Mr. Burge earned a BS in economics from Texas A&M University and an MBA in finance and accounting from Rice University.

Michael Hyman Portfolio Manager, is manager of Invesco V.I. Core Plus Bond Fund. He joined Invesco in 2013. Mr. Hyman earned a BSE in finance from Pennsylvania State University and an MBA from the Stern School of Business at New York University.

Joseph Portera Portfolio Manager, is manager of Invesco V.I. Core Plus Bond Fund. He joined Invesco in 2012. Mr. Portera earned BA and MA degrees in Soviet studies and an MA in international political economy and development from Fordham University.

Rashique Rahman Portfolio Manager, is manager of Invesco V.I. Core Plus Bond Fund. Mr. Rahman is the Head of Emerging Markets for
Invesco Fixed Income. He joined Invesco in 2014. Mr. Rahman did undergraduate work at the University of California, Los Angeles, and earned an MA and an MBA from Columbia University.

Scott Roberts Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. Core Plus Bond Fund. He joined
Invesco in 2000. Mr. Roberts earned a BBA in finance from the University of Houston.

Robert Waldner Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. Core Plus Bond Fund. He joined
Invesco in 2013. Mr. Waldner earned a BSE degree in civil engineering from Princeton University.

Invesco V.I. Core Plus Bond Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/08

1 Source: FactSet Research Systems Inc.

Past performance cannot guarantee comparable future results.

    The Lipper VUF Core Plus Bond Fund Index is not shown on the chart as the index does not have 10 years of performance history.

Average Annual Total Returns
As of 12/31/18

Series I Shares
Inception (5/5/93)	4.18%
10 Years	5.62
5 Years	3.57
1 Year	-2.37

Series II Shares
Inception (3/14/02)	3.63%
10 Years	5.34
5 Years	3.31
1 Year	-2.64

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures in the table and chart do not reflect deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.62% and 0.87%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.60% and 1.85%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. Core Plus Bond Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2020. See current prospectus for more information.

2

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2020. See current prospectus for more information.

Invesco V.I. Core Plus Bond Fund

Invesco V.I. Core Plus Bond Fund’s investment objective is total return, comprised of current income and capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2018, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.

Principal risks of investing in the Fund

Active trading risk. Active trading of portfolio securities may result in added expenses and a lower return.

    Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near, at or below zero. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.

    Collateralized loan obligations risk. CLOs are subject to the risks of substantial losses due to actual defaults by underlying borrowers, which will be greater during periods of economic or financial stress. CLOs may also lose value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CLO securities as a class. The risks of CLOs will be greater if the Fund invests in CLOs that hold loans of uncreditworthy borrowers or if the Fund holds subordinate tranches of the CLO that absorbs losses from the defaults before senior tranches. In addition, CLOs are subject to interest rate risk and credit risk.

    Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.

    Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Derivatives strategies may not always be successful. For example, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

    Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.

    Foreign government debt risk. Investments in foreign government debt securities (sometimes referred to as sovereign debt securities) involve certain risks in addition to those relating to foreign securities or debt securities generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse in the event of a default against the defaulting government. Without the approval of debt holders, some governmental debtors have in the past been able to reschedule or restructure their debt payments or declare moratoria on payments.

    Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign

Invesco V.I. Core Plus Bond Fund

currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.

    High yield debt securities (junk bond) risk. Investments in high yield debt securities (“junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile.

    Liquidity risk. The Fund may be unable to sell illiquid investments at the time or price it desires and, as a result, could lose its entire investment in such investments. Liquid securities can become illiquid during periods of market stress. If a significant amount of the Fund’s securities become illiquid, the Fund may not be able to timely pay redemption proceeds and may need to sell securities at significantly reduced prices.

    Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.

    Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.

    Mortgage- and asset-backed securities risk. Mortgage- and asset-backed securities,

including collateralized debt obligations and collateralized mortgage obligations, are subject to prepayment or call risk, which is the risk that a borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. This could result in the Fund reinvesting these early payments at lower interest rates, thereby reducing the Fund’s income. Mortgage- and asset-backed securities also are subject to extension risk, which is the risk that an unexpected rise in interest rates could reduce the rate of prepayments, causing the price of the mortgage- and asset-backed securities and the Fund’s share price to fall. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The Fund may invest in mortgage pools that include subprime mortgages, which are loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages. Privately issued mortgage-related securities are not subject to the same underwriting requirements as those with government or government-sponsored entity guarantees and, therefore, mortgage loans underlying privately issued mortgage-related securities may have less favorable collateral, credit risk or other underwriting characteristics, and wider variances in interest rate, term, size, purpose and borrower characteristics.

    Municipal securities risk. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

    TBA transactions risk. TBA transactions involve the risk of loss if the securities received are less favorable than what was anticipated by the Fund when entering into the TBA transaction, or if the counterparty fails to deliver the securities. When the Fund enters into a short sale of a TBA mortgage it does not own, the Fund may have to purchase deliverable mortgages to settle the short sale at a higher price than anticipated, thereby causing a loss. As there is no limit on how much the price of mortgage securities can increase, the Fund’s exposure is unlimited. The Fund may not always be able to purchase mortgage securities to close out the short position at a particular time or at an acceptable price. In addition, taking short positions results in a form of leverage, which could increase the volatility of the Fund’s share price.

    US government obligations risk. Obligations of U.S. Government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the U.S. Government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

    When-issued, delayed delivery and forward commitment risks. When-issued and delayed delivery transactions subject the Fund to market risk because the value or yield of a security at delivery may be more or less than the purchase price or yield generally available when delivery occurs, and counterparty risk because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction. These transactions also have a leveraging effect on the Fund because the Fund commits to purchase securities that it does not have to pay for until a later date, which increases the Fund’s overall investment exposure and, as a result, its volatility.

    Zero Coupon or pay-in-kind securities risk. The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than loans that periodically pay interest.

Invesco V.I. Core Plus Bond Fund

About indexes used in this report

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment grade, fixed-rate bond market.

    The Lipper VUF Core Plus Bond Funds Index is an unmanaged index considered representative of core plus bond variable insurance underlying funds tracked by Lipper.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

Invesco V.I. Core Plus Bond Fund

Schedule of Investments(a)

December 31, 2018

	Principal Amount	Value
Bonds & Notes–61.49%
Aerospace & Defense–0.05%
BBA U.S. Holdings, Inc., Sr. Unsec. Notes, 5.38%, 05/01/2026(b)	$2,000	$1,900
Moog Inc., Sr. Unsec. Gtd. Notes, 5.25%, 12/01/2022(b)	2,000	1,990
TransDigm Inc., Sr. Unsec. Gtd. Sub. Global Notes, 6.50%, 07/15/2024	2,000	1,952
Triumph Group, Inc., Sr. Unsec. Gtd. Global Notes, 7.75%, 08/15/2025	2,000	1,770
		7,612

Agricultural & Farm Machinery–0.03%
Titan International, Inc., Sr. Sec. Gtd. First Lien Global Notes, 6.50%, 11/30/2023	5,000	4,500

Air Freight & Logistics–0.01%
XPO Logistics, Inc., Sr. Unsec. Gtd. Notes, 6.50%, 06/15/2022(b)	2,000	1,990

Airlines–4.05%
Air Canada Pass Through Trust (Canada),
Series 2017-1, Class A,
Sec. Pass Through Ctfs., 3.55%, 07/15/2031(b)	37,000	35,426
Series 2017-1, Class B,
Sec. Pass Through Ctfs., 3.70%, 07/15/2027(b)	39,000	37,071
Series 2017-1, Class AA, Sec. Pass Through Ctfs., 3.30%, 07/15/2031(b)	38,000	36,417
American Airlines Pass Through Trust,
Series 2016-1, Class AA, Sr. Sec. First Lien Pass Through Ctfs., 3.58%, 07/15/2029	28,940	28,506
Series 2016-3, Class B, Sec. Third Lien Pass Through Ctfs., 3.75%, 04/15/2027	31,907	30,657
Series 2017-1, Class B, Sec. Third Lien Pass Through Ctfs., 4.95%, 08/15/2026	31,590	31,723
Series 2017-1, Class AA, Sr. Sec. First Lien Pass Through Ctfs., 3.65%, 02/15/2029	38,798	38,309
Series 2017-2, Class A, Sec. Second Lien Pass Through Ctfs., 3.60%, 04/15/2031	44,755	42,566
Series 2017-2, Class B, Sec. Third Lien Pass Through Ctfs., 3.70%, 04/15/2027	34,180	33,093
Delta Air Lines, Inc., Sr. Unsec. Global Notes,
2.88%, 03/13/2020	27,000	26,825
3.63%, 03/15/2022	45,000	44,067
3.80%, 04/19/2023	24,000	23,638
4.38%, 04/19/2028	38,000	36,505

	Principal Amount	Value
Airlines–(continued)
LATAM Airlines Group S.A. Pass Through Trust (Chile), Series 2015-1, Class A, Sr. Sec. First Lien Global Pass Through Ctfs., 4.20%, 08/15/2029	$98,445	$95,246
United Airlines Pass Through Trust,
Series 2014-2, Class B, Sec. Second Lien Pass Through Ctfs., 4.63%, 03/03/2024	35,930	35,784
Series 2018-1, Class A, Sec. Second Lien Pass Through Ctfs., 3.70%, 09/01/2031	62,000	60,603
Series 2018-1, Class AA, Sr. Sec. First Lien Pass Through Ctfs., 3.50%, 09/01/2031	58,000	57,062
US Airways Pass Through Trust, Series 2012-1, Class B, Sec. Second Lien Pass Through Ctfs., 8.00%, 04/01/2021	656	677
		694,175

Alternative Carriers–0.06%
CenturyLink, Inc.,
Series S, Sr. Unsec. Notes, 6.45%, 06/15/2021	2,000	2,002
Series Y, Sr. Unsec. Global Notes, 7.50%, 04/01/2024	1,000	968
Level 3 Financing, Inc., Sr. Unsec. Gtd. Global Notes,
5.25%, 03/15/2026	2,000	1,835
5.38%, 05/01/2025	5,000	4,700
		9,505

Aluminum–0.02%
Novelis Corp., Sr. Unsec. Gtd. Notes,
5.88%, 09/30/2026(b)	2,000	1,775
6.25%, 08/15/2024(b)	2,000	1,885
		3,660

Apparel Retail–0.24%
L Brands, Inc., Sr. Unsec. Gtd. Global Notes,
5.63%, 02/15/2022	39,000	39,000
6.88%, 11/01/2035	2,000	1,680
		40,680

Apparel, Accessories & Luxury Goods–0.02%
Hanesbrands Inc., Sr. Unsec. Gtd. Notes, 4.88%, 05/15/2026(b)	3,000	2,719

Asset Management & Custody Banks–0.77%
Carlyle Finance LLC, Sr. Unsec. Gtd. Notes, 5.65%, 09/15/2048(b)	52,000	51,844
Carlyle Holdings II Finance LLC, Sr. Unsec. Gtd. Notes, 5.63%, 03/30/2043(b)	75,000	74,548

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

	Principal Amount	Value
Asset Management & Custody Banks–(continued)
Prime Security Services Borrower, LLC/Prime Finance, Inc., Sec. Gtd. Second Lien Notes, 9.25%, 05/15/2023(b)	$5,000	$5,169
		131,561

Auto Parts & Equipment–0.06%
Dana Inc., Sr. Unsec. Notes, 5.50%, 12/15/2024	5,000	4,675
Delphi Technologies PLC, Sr. Unsec. Gtd. Notes, 5.00%, 10/01/2025(b)	1,000	844
Flexi-Van Leasing, Inc., Sec. Second Lien Notes, 10.00%, 02/15/2023(b)	4,000	3,260
Hertz Corp. (The), Sec. Gtd. Second Lien Notes, 7.63%, 06/01/2022(b)	2,000	1,890
		10,669

Automobile Manufacturers–0.86%
General Motors Financial Co., Inc.,
Sr. Unsec. Gtd. Notes, 3.15%, 01/15/2020	39,000	38,772
Series B, Jr. Unsec. Sub. Global Notes, 6.50%(c)	124,000	105,090
J.B. Poindexter & Co., Inc., Sr. Unsec. Bonds, 7.13%, 04/15/2026(b)	4,000	3,760
		147,622

Automotive Retail–0.12%
Advance Auto Parts, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 05/01/2020	12,000	12,293
Lithia Motors, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 08/01/2025(b)	2,000	1,847
Murphy Oil USA, Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 05/01/2027	2,000	1,930
Penske Automotive Group Inc., Sr. Unsec. Sub. Gtd. Notes, 5.50%, 05/15/2026	4,000	3,735
		19,805

Biotechnology–0.13%
AbbVie Inc., Sr. Unsec. Global Notes, 3.75%, 11/14/2023	22,000	21,911

Brewers–0.45%
Anheuser-Busch Cos. LLC/ Anheuser-Busch InBev Worldwide Inc (Belgium), Sr. Unsec. Gtd. Notes, 3.65%, 02/01/2026(b)	55,000	52,036
Anheuser-Busch InBev Worldwide Inc. (Belgium), Sr. Unsec. Gtd. Global Notes, 4.38%, 04/15/2038	28,000	25,088
		77,124

Broadcasting–0.10%
Clear Channel Worldwide Holdings, Inc., Series B, Sr. Unsec. Gtd. Sub. Global Notes, 7.63%, 03/15/2020	6,000	5,872
Netflix, Inc.,
Sr. Unsec. Global Notes, 5.75%, 03/01/2024	3,000	3,053
Sr. Unsec. Notes, 5.88%, 11/15/2028(b)	2,000	1,954

	Principal Amount	Value
Broadcasting–(continued)
Nexstar Broadcasting, Inc., Sr. Unsec. Gtd. Notes, 5.63%, 08/01/2024(b)	$4,000	$3,750
Tribune Media Co., Sr. Unsec. Gtd. Global Notes, 5.88%, 07/15/2022	3,000	3,030
		17,659

Building Products–0.47%
Gibraltar Industries Inc., Sr. Unsec. Gtd. Sub. Global Notes, 6.25%, 02/01/2021	2,000	2,005
Standard Industries Inc., Sr. Unsec. Notes,
4.75%, 01/15/2028(b)	38,000	32,062
5.00%, 02/15/2027(b)	3,000	2,632
6.00%, 10/15/2025(b)	3,000	2,889
Toll Brothers Finance Corp., Sr. Unsec. Gtd. Notes, 4.35%, 02/15/2028	48,000	41,280
		80,868

Cable & Satellite–1.23%
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec. Global Notes, 5.75%, 09/01/2023	2,000	1,995
Sr. Unsec. Notes, 5.75%, 02/15/2026(b)	11,000	10,807
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp., Sr. Sec. Gtd. First Lien Global Notes,
5.38%, 04/01/2038	25,000	23,367
5.75%, 04/01/2048	30,000	28,222
Comcast Corp., Sr. Unsec. Gtd. Global Notes,
3.95%, 10/15/2025	20,000	20,263
4.60%, 10/15/2038	30,000	30,386
4.70%, 10/15/2048	17,000	17,339
4.95%, 10/15/2058	31,000	31,647
CSC Holdings LLC, Sr. Unsec. Global Notes, 6.75%, 11/15/2021	7,000	7,193
Discovery Communications LLC, Sr. Unsec. Gtd. Global Notes, 5.20%, 09/20/2047	15,000	13,918
DISH DBS Corp., Sr. Unsec. Gtd. Global Notes, 5.88%, 11/15/2024	8,000	6,470
Gray Escrow, Inc., Sr. Unsec. Notes, 7.00%, 05/15/2027(b)	2,000	1,955
Hughes Satellite Systems Corp.,
Sr. Sec. Gtd. First Lien Global Notes, 5.25%, 08/01/2026	2,000	1,840
Sr. Unsec. Gtd. Global Notes, 7.63%, 06/15/2021	5,000	5,200
Intelsat Jackson Holdings S.A. (Luxembourg),
Sr. Unsec. Gtd. Global Bonds, 5.50%, 08/01/2023	6,000	5,250
Sr. Unsec. Gtd. Notes, 8.50%, 10/15/2024(b)	2,000	1,950
Sirius XM Radio Inc., Sr. Unsec. Gtd. Notes, 6.00%, 07/15/2024(b)	2,000	2,013
		209,815

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

	Principal Amount	Value
Casinos & Gaming–0.10%
Boyd Gaming Corp., Sr. Unsec. Gtd. Global Notes,
6.00%, 08/15/2026	$2,000	$1,878
6.88%, 05/15/2023	3,000	3,041
MGM Resorts International, Sr. Unsec. Gtd. Notes, 7.75%, 03/15/2022	5,000	5,331
Scientific Games International Inc., Sr. Unsec. Gtd. Global Notes, 10.00%, 12/01/2022	2,000	2,032
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Sr. Unsec. Gtd. Notes, 5.50%, 03/01/2025(b)	5,000	4,675
		16,957

Coal & Consumable Fuels–0.02%
SunCoke Energy Partners, L.P./ SunCoke Energy Partners Finance Corp., Sr. Unsec. Gtd. Notes, 7.50%, 06/15/2025(b)	4,000	3,800

Commodity Chemicals–0.03%
Nufarm Australia Ltd./Nufarm Americas Inc. (Australia), Sr. Unsec. Gtd. Notes, 5.75%, 04/30/2026(b)	2,000	1,833
Valvoline Inc., Sr. Unsec. Gtd. Global Notes, 5.50%, 07/15/2024	4,000	3,920
		5,753

Construction & Engineering–0.01%
William Lyon Homes, Inc., Sr. Unsec. Gtd. Global Notes, 6.00%, 09/01/2023	2,000	1,810

Construction Machinery & Heavy Trucks–0.61%
Meritor Inc., Sr. Unsec. Gtd. Notes, 6.25%, 02/15/2024	3,000	2,880
Terex Corp., Sr. Unsec. Gtd. Notes, 5.63%, 02/01/2025(b)	6,000	5,595
Wabtec Corp., Sr. Unsec. Gtd. Global Notes,
4.15%, 03/15/2024	25,000	24,185
4.70%, 09/15/2028	77,000	72,396
		105,056

Consumer Finance–0.07%
Ally Financial Inc.,
Sr. Unsec. Global Notes,
4.63%, 03/30/2025	2,000	1,945
5.13%, 09/30/2024	3,000	2,985
Sr. Unsec. Gtd. Global Notes, 8.00%, 03/15/2020	2,000	2,075
Discover Financial Services, Inc., Series C, Jr. Unsec. Sub. Global Notes, 5.50%(c)	2,000	1,664
Navient Corp., Sr. Unsec. Medium-Term Notes,
7.25%, 01/25/2022	2,000	1,938
8.00%, 03/25/2020	2,000	2,037
		12,644

	Principal Amount	Value
Containers & Glass Products–0.24%
Reynolds Group Issuer Inc./LLC,
Sr. Sec. Gtd. First Lien Global Notes, 5.75%, 10/15/2020	$35,857	$35,812
Sr. Unsec. Gtd. Notes, 7.00%, 07/15/2024(b)	6,000	5,726
		41,538

Copper–0.19%
First Quantum Minerals Ltd. (Zambia), Sr. Unsec. Gtd. Notes, 7.00%, 02/15/2021(b)	7,000	6,733
Freeport-McMoRan Inc., Sr. Unsec. Gtd. Global Notes, 5.40%, 11/14/2034	9,000	7,132
Southern Copper Corp. (Peru), Sr. Unsec. Global Notes, 5.88%, 04/23/2045	18,000	18,474
Taseko Mines Ltd. (Canada), Sr. Sec. Gtd. First Lien Notes, 8.75%, 06/15/2022(b)	1,000	903
		33,242

Data Processing & Outsourced Services–0.10%
First Data Corp., Sec. Gtd. Second Lien Notes, 5.75%, 01/15/2024(b)	6,000	5,882
Fiserv, Inc., Sr. Unsec. Global Notes, 4.20%, 10/01/2028	11,000	11,007
		16,889

Distillers & Vintners–0.13%
Constellation Brands, Inc., Sr. Unsec. Gtd. Global Floating Rate Notes, 3.21% (3 mo. USD LIBOR + 0.70%), 11/15/2021(d)	22,000	21,745

Distributors–0.09%
HD Supply, Inc., Sr. Unsec. Gtd. Notes, 5.38%, 10/15/2026(b)	15,000	14,604

Diversified Banks–7.52%
Bank of America Corp.,
Sr. Unsec. Medium-Term Global Notes, 3.59%, 07/21/2028	50,000	47,494
Series Z, Jr. Unsec. Sub. Notes, 6.50%(c)	85,000	86,169
Series DD, Jr. Unsec. Sub. Notes, 6.30%(c)	30,000	30,544
Series FF, Jr. Unsec. Sub. Notes, 5.88%(c)	20,000	18,233
BBVA Bancomer S.A. (Mexico), Unsec. Sub. Notes, 6.75%, 09/30/2022(b)	150,000	158,439
BNP Paribas S.A. (France), Unsec. Sub. Notes, 4.38%, 03/01/2033(b)	58,000	54,398
Citigroup Inc.,
Sr. Unsec. Global Notes,
2.88%, 07/24/2023	20,000	19,365
3.67%, 07/24/2028	75,000	70,968
Sr. Unsec. Notes, 4.65%, 07/23/2048	21,000	20,634
Series Q, Jr. Unsec. Sub. Global Notes, 5.95%(c)	25,000	24,172
Series T, Jr. Unsec. Sub. Global Notes, 6.25%(c)	30,000	28,769

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

	Principal Amount	Value
Diversified Banks–(continued)
Corp. Andina de Fomento (Supranational), Sr. Unsec. Global Notes, 4.38%, 06/15/2022	$50,000	$51,872
HSBC Holdings PLC (United Kingdom),
Jr. Unsec. Sub. Global Bonds, 6.00%(c)	200,000	180,596
Sr. Unsec. Global Notes, 4.00%, 03/30/2022	45,000	45,605
JPMorgan Chase & Co.,
Sr. Unsec. Global Floating Rate Notes, 3.37% (3 mo. USD LIBOR + 0.89%), 07/23/2024(d)	65,000	63,554
Sr. Unsec. Global Notes,
3.54%, 05/01/2028	17,000	16,236
3.78%, 02/01/2028	35,000	34,029
Sr. Unsec. Medium-Term Global Notes, 2.30%, 08/15/2021	65,000	63,438
Unsec. Sub. Global Notes, 3.63%, 12/01/2027	35,000	32,650
Series I, Jr. Unsec. Sub. Global Variable Rate Notes, 5.99% (3 mo. USD LIBOR + 3.47%)(c)(d)	50,000	49,500
Series V, Jr. Unsec. Sub. Global Notes, 5.00%(c)	40,000	38,650
Series W, Jr. Unsec. Sub. Global Floating Rate Notes, 3.62% (3 mo. USD LIBOR + 1.00%), 05/15/2077(d)	65,000	47,612
Series CC, Jr. Unsec. Sub. Global Notes, 4.63%(c)	50,000	42,495
Royal Bank of Scotland Group PLC (United Kingdom), Unsec. Sub. Global Notes, 6.00%, 12/19/2023	5,000	5,066
Wells Fargo & Co., Unsec. Sub. Medium-Term Notes, 4.75%, 12/07/2046	25,000	24,158
Westpac Banking Corp. (Australia), Jr. Unsec. Sub. Global Bonds, 5.00%(c)	40,000	33,273
		1,287,919

Diversified Chemicals–0.20%
Chemours Co. (The), Sr. Unsec. Gtd. Global Notes,
6.63%, 05/15/2023	5,000	5,069
7.00%, 05/15/2025	2,000	2,025
Dow Chemical Co. (The), Sr. Unsec. Notes, 4.80%, 11/30/2028(b)	25,000	25,501
Trinseo Materials Operating S.C.A./Trinseo Materials Finance, Inc., Sr. Unsec. Gtd. Notes, 5.38%, 09/01/2025(b)	2,000	1,758
		34,353

Diversified Metals & Mining–0.05%
HudBay Minerals, Inc. (Canada), Sr. Unsec. Gtd. Notes, 7.63%, 01/15/2025(b)	4,000	3,930
Teck Resources Ltd. (Canada), Sr. Unsec. Notes, 6.13%, 10/01/2035	4,000	3,840
		7,770

	Principal Amount	Value
Diversified REITs–1.13%
CyrusOne L.P./CyrusOne Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.00%, 03/15/2024	$2,000	$1,965
Trust F/1401 (Mexico), Sr. Unsec. Notes, 5.25%, 01/30/2026(b)	200,000	191,250
		193,215

Drug Retail–0.83%
CVS Pass Through Trust, Sr. Sec. First Lien Mortgage Pass Through Ctfs., 5.77%, 01/10/2033(b)	135,151	142,246

Electric Utilities–0.18%
Southern Co. (The), Series B, Jr. Unsec. Sub. Global Notes, 5.50%, 03/15/2057	32,000	30,840

Electronic Equipment & Instruments–0.03%
Itron, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 01/15/2026(b)	6,000	5,505

Electronic Manufacturing Services–0.08%
Jabil, Inc., Sr. Unsec. Global Notes, 3.95%, 01/12/2028	15,000	13,399

Environmental & Facilities Services–0.08%
Advanced Disposal Services, Inc., Sr. Unsec. Gtd. Notes, 5.63%, 11/15/2024(b)	4,000	3,930
Core & Main LP, Sr. Unsec. Notes, 6.13%, 08/15/2025(b)	5,000	4,463
Hulk Finance Corp. (Canada), Sr. Unsec. Notes, 7.00%, 06/01/2026(b)	4,000	3,500
Waste Pro USA, Inc., Sr. Unsec. Notes, 5.50%, 02/15/2026(b)	2,000	1,850
		13,743

Financial Exchanges & Data–2.02%
Moody’s Corp.,
Sr. Unsec. Global Bonds, 5.50%, 09/01/2020	110,000	114,100
Sr. Unsec. Global Notes,
2.75%, 07/15/2019	45,000	45,013
4.88%, 02/15/2024	138,000	145,354
5.25%, 07/15/2044	35,000	37,915
MSCI Inc., Sr. Unsec. Gtd. Notes, 5.75%, 08/15/2025(b)	3,000	3,037
		345,419

Food Distributors–0.02%
US Foods, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 06/15/2024(b)	4,000	3,905

Food Retail–0.03%
Albertsons Cos. LLC/ Safeway Inc./New Albertson’s L.P./Albertson’s LLC, Sr. Unsec. Gtd. Global Notes, 6.63%, 06/15/2024	6,000	5,595

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

	Principal Amount	Value
Gas Utilities–0.06%
AmeriGas Partners, L.P./AmeriGas Finance Corp., Sr. Unsec. Global Notes,
5.63%, 05/20/2024	$4,000	$3,800
5.88%, 08/20/2026	2,000	1,835
Ferrellgas L.P./Ferrellgas Finance Corp.,
Sr. Unsec. Global Notes, 6.50%, 05/01/2021	2,000	1,650
Sr. Unsec. Gtd. Global Notes, 6.75%, 06/15/2023	2,000	1,620
Suburban Propane Partners, L.P./Suburban Energy Finance Corp., Sr. Unsec. Global Notes, 5.50%, 06/01/2024	2,000	1,870
		10,775

Health Care Distributors–0.08%
AmerisourceBergen Corp., Sr. Unsec. Global Notes, 4.30%, 12/15/2047	16,000	13,759

Health Care Equipment–0.32%
Hill-Rom Holdings, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 02/15/2025(b)	2,000	1,910
Teleflex Inc., Sr. Unsec. Gtd. Global Notes, 4.63%, 11/15/2027	17,000	15,831
Zimmer Biomet Holdings, Inc., Sr. Unsec. Global Floating Rate Notes, 3.55% (3 mo. USD LIBOR + 0.75%), 03/19/2021(d)	38,000	37,656
		55,397

Health Care Facilities–1.70%
Acadia Healthcare Co., Inc., Sr. Unsec. Gtd. Global Notes, 6.50%, 03/01/2024	2,000	1,940
Credit Suisse Group AG (Switzerland), Jr. Unsec. Sub. Notes, 7.25%(b)(c)	200,000	189,170
Encompass Health Corp., Sr. Unsec. Gtd. Global Notes, 5.75%, 09/15/2025	2,000	1,960
HCA, Inc.,
Sr. Sec. Gtd. First Lien Global Notes, 6.50%, 02/15/2020	19,000	19,522
Sr. Sec. Gtd. First Lien Notes,
5.25%, 04/15/2025	2,000	1,995
5.50%, 06/15/2047	62,000	58,900
Sr. Unsec. Gtd. Notes,
5.38%, 09/01/2026	2,000	1,950
5.88%, 02/15/2026	10,000	9,975
Tenet Healthcare Corp.,
Sec. Gtd. Second Lien Notes, 7.50%, 01/01/2022(b)	2,000	2,033
Sr. Unsec. Global Notes,
6.75%, 06/15/2023	2,000	1,885
8.13%, 04/01/2022	2,000	2,013
		291,343

Health Care REITs–0.79%
HCP, Inc., Sr. Unsec. Global Notes, 4.00%, 12/01/2022	71,000	70,956
MPT Operating Partnership L.P./MPT Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.00%, 10/15/2027	4,000	3,667

	Principal Amount	Value
Health Care REITs–(continued)
Physicians Realty L.P., Sr. Unsec. Gtd. Global Notes, 4.30%, 03/15/2027	$20,000	$19,465
Senior Housing Properties Trust, Sr. Unsec. Notes, 6.75%, 12/15/2021	40,000	41,936
		136,024

Health Care Services–1.28%
AMN Healthcare, Inc., Sr. Unsec. Gtd. Notes, 5.13%, 10/01/2024(b)	2,000	1,920
Cigna Corp.,
Sr. Unsec. Gtd. Floating Rate Notes, 3.33% (3 mo. USD LIBOR + 0.89%), 07/15/2023(b)(d)	62,000	61,093
Sr. Unsec. Gtd. Notes,
3.40%, 09/17/2021(b)	36,000	35,940
3.75%, 07/15/2023(b)	60,000	59,858
4.50%, 03/15/2021	45,000	46,000
DaVita Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 05/01/2025	2,000	1,823
Eagle Holding Co. II, LLC, Sr. Unsec. PIK Notes, 8.38% PIK Rate, 7.63% Cash Rate, 05/15/2022(b)(e)	2,000	1,915
Heartland Dental, LLC, Sr. Unsec. Notes, 8.50%, 05/01/2026(b)	6,000	5,415
MEDNAX, Inc., Sr. Unsec. Gtd. Notes, 6.25%, 01/15/2027(b)	3,000	2,902
Surgery Center Holdings, Inc., Sr. Unsec. Gtd. Notes,
6.75%, 07/01/2025(b)	2,000	1,710
8.88%, 04/15/2021(b)	1,000	1,003
		219,579

Homebuilding–0.95%
Ashton Woods USA LLC/Ashton Woods Finance Co., Sr. Unsec. Notes, 6.88%, 02/15/2021(b)	2,000	1,930
Beazer Homes USA, Inc., Sr. Unsec. Gtd. Global Notes,
6.75%, 03/15/2025	3,000	2,591
8.75%, 03/15/2022	3,000	3,008
KB Home, Sr. Unsec. Gtd. Notes,
7.50%, 09/15/2022	3,000	3,097
8.00%, 03/15/2020	2,000	2,070
Lennar Corp., Sr. Unsec. Gtd. Global Notes,
5.25%, 06/01/2026	5,000	4,731
8.38%, 01/15/2021	2,000	2,135
MDC Holdings, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 01/15/2043	174,000	136,590
Meritage Homes Corp., Sr. Unsec. Gtd. Global Notes, 7.15%, 04/15/2020	2,000	2,048
SRS Distribution Inc., Sr. Unsec. Gtd. Notes, 8.25%, 07/01/2026(b)	2,000	1,840
Taylor Morrison Communities Inc./ Taylor Morrison Holdings II, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 04/15/2023(b)	3,000	2,910
		162,950

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

	Principal Amount	Value
Hotels, Resorts & Cruise Lines–0.31%
Royal Caribbean Cruises Ltd., Sr. Unsec. Global Notes, 3.70%, 03/15/2028	$57,000	$52,554

Household Products–0.01%
Spectrum Brands, Inc., Sr. Unsec. Gtd. Global Notes, 5.75%, 07/15/2025	2,000	1,909

Independent Power Producers & Energy Traders–0.05%
AES Corp. (The), Sr. Unsec. Notes, 5.50%, 04/15/2025	5,000	4,987
NRG Energy, Inc., Sr. Unsec. Gtd. Global Notes, 6.25%, 05/01/2024	2,000	2,038
Vistra Energy Corp., Sr. Unsec. Gtd. Global Notes, 7.38%, 11/01/2022	2,000	2,070
		9,095

Industrial Machinery–0.09%
Cleaver-Brooks, Inc., Sr. Sec. Notes, 7.88%, 03/01/2023(b)	8,000	7,740
EnPro Industries, Inc., Sr. Unsec. Notes, 5.75%, 10/15/2026(b)	2,000	1,935
Mueller Industries, Inc., Unsec. Sub. Deb., 6.00%, 03/01/2027	2,000	1,870
Mueller Water Products, Inc., Sr. Unsec. Gtd. Notes, 5.50%, 06/15/2026(b)	2,000	1,945
Stevens Holding Co., Inc., Sr. Unsec. Gtd. Notes, 6.13%, 10/01/2026(b)	2,000	1,980
		15,470

Integrated Oil & Gas–0.57%
Parsley Energy, LLC/Finance Corp., Sr. Unsec. Gtd. Notes, 5.63%, 10/15/2027(b)	2,000	1,828
Petrobras Global Finance B.V. (Brazil), Sr. Unsec. Gtd. Global Notes, 5.75%, 02/01/2029	4,000	3,710
Petróleos Mexicanos (Mexico),
Sr. Unsec. Gtd. Global Bonds, 6.63%, 06/15/2035	23,000	20,194
Sr. Unsec. Gtd. Global Notes,
6.35%, 02/12/2048	29,000	23,244
6.50%, 03/13/2027	23,000	21,677
6.50%, 01/23/2029	28,000	26,159
		96,812

Integrated Telecommunication Services–1.34%
AT&T Inc.,
Sr. Unsec. Global Notes,
5.15%, 02/15/2050	141,000	131,282
5.70%, 03/01/2057	35,000	34,620
Sr. Unsec. Notes, 4.45%, 04/01/2024	30,000	30,530
Cincinnati Bell Inc., Sr. Unsec. Gtd. Notes, 7.00%, 07/15/2024(b)	2,000	1,660
Telecom Italia Capital S.A. (Italy), Sr. Unsec. Gtd. Global Notes, 7.20%, 07/18/2036	5,000	4,800
Verizon Communications Inc., Sr. Unsec. Global Notes, 4.81%, 03/15/2039	27,000	26,646
		229,538

	Principal Amount	Value
Internet & Direct Marketing Retail–0.31%
QVC, Inc., Sr. Sec. Gtd. First Lien Global Notes, 5.45%, 08/15/2034	$61,000	$53,465

Investment Banking & Brokerage–1.80%
Cantor Fitzgerald, L.P., Unsec. Notes, 6.50%, 06/17/2022(b)	34,000	36,076
E*TRADE Financial Corp., Series B, Jr. Unsec. Sub. Global Notes, 5.30%(c)	30,000	24,903
Goldman Sachs Group, Inc. (The),
Sr. Unsec. Notes, 3.27%, 09/29/2025	50,000	46,901
Series L, Jr. Unsec. Sub. Notes, 5.70%(c)	55,000	53,699
Series P, Jr. Unsec. Sub. Notes, 5.00%(c)	40,000	33,825
Jefferies Group LLC/Jefferies Group Capital Finance Inc., Sr. Unsec. Global Notes, 4.15%, 01/23/2030	49,000	42,136
Morgan Stanley, Sr. Unsec. Global Notes, 3.59%, 07/22/2028	75,000	70,963
		308,503

Leisure Facilities–0.01%
Six Flags Entertainment Corp., Sr. Unsec. Gtd. Notes, 4.88%, 07/31/2024(b)	2,000	1,890

Life & Health Insurance–4.22%
American Equity Investment Life Holding Co., Sr. Unsec. Global Notes, 5.00%, 06/15/2027	40,000	38,979
Athene Holding Ltd., Sr. Unsec. Notes, 4.13%, 01/12/2028	90,000	81,950
Dai-ichi Life Insurance Co., Ltd. (The) (Japan), Jr. Unsec. Sub. Notes, 4.00%(b)(c)	200,000	185,300
MetLife, Inc.,
Series C, Jr. Unsec. Sub. Global Notes, 5.25%(c)	65,000	62,562
Series D, Jr. Unsec. Sub. Global Notes, 5.88%(c)	49,000	47,101
Nationwide Financial Services, Inc., Sr. Unsec. Notes, 5.38%, 03/25/2021(b)	165,000	171,054
Nationwide Mutual Insurance Co., Unsec. Sub. Notes, 4.95%, 04/22/2044(b)	100,000	101,145
Pacific Life Insurance Co., Unsec. Sub. Notes, 4.30%, 10/24/2067(b)	40,000	35,242
		723,333

Life Sciences Tools & Services–0.01%
Charles River Laboratories International, Inc., Sr. Unsec. Gtd. Notes, 5.50%, 04/01/2026(b)	2,000	1,975

Managed Health Care–0.54%
Centene Corp., Sr. Unsec. Notes, 5.38%, 06/01/2026(b)	4,000	3,900
Molina Healthcare, Inc., Sr. Unsec. Gtd. Notes, 4.88%, 06/15/2025(b)	1,000	916

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

	Principal Amount	Value
Managed Health Care–(continued)
UnitedHealth Group Inc., Sr. Unsec. Global Notes,
3.50%, 02/15/2024	$18,000	$18,127
3.75%, 07/15/2025	35,000	35,476
3.88%, 12/15/2028	26,000	26,386
WellCare Health Plans Inc., Sr. Unsec. Notes,
5.25%, 04/01/2025	5,000	4,831
5.38%, 08/15/2026(b)	2,000	1,935
		91,571

Metal & Glass Containers–0.06%
Ball Corp., Sr. Unsec. Gtd. Global Notes, 5.25%, 07/01/2025	3,000	3,000
Berry Global, Inc., Sec. Gtd. Second Lien Global Notes, 6.00%, 10/15/2022	2,000	2,025
Flex Acquisition Co., Inc., Sr. Unsec. Notes, 7.88%, 07/15/2026(b)	4,000	3,610
OI European Group B.V., Sr. Unsec. Gtd. Notes, 4.00%, 03/15/2023(b)	2,000	1,875
		10,510

Movies & Entertainment–0.02%
AMC Entertainment Holdings, Inc., Sr. Unsec. Gtd. Sub. Global Notes, 5.75%, 06/15/2025	3,000	2,651

Multi-Line Insurance–0.64%
AIG Global Funding, Sr. Sec. First Lien Notes, 2.70%, 12/15/2021(b)	42,000	41,021
American Financial Group, Inc., Sr. Unsec. Notes, 3.50%, 08/15/2026	20,000	18,908
Fairfax Financial Holdings Ltd. (Canada), Sr. Unsec. Notes, 4.85%, 04/17/2028(b)	35,000	33,712
Massachusetts Mutual Life Insurance Co., Unsec. Sub. Notes, 4.90%, 04/01/2077(b)	15,000	15,027
		108,668

Multi-Utilities–0.56%
CenterPoint Energy, Inc., Series A, Jr. Unsec. Sub. Notes, 6.13%(c)	99,000	96,649

Office REITs–0.37%
Alexandria Real Estate Equities, Inc., Sr. Unsec. Gtd. Global Notes, 3.95%, 01/15/2027	40,000	38,900
Hudson Pacific Properties, LP, Sr. Unsec. Gtd. Notes, 3.95%, 11/01/2027	27,000	25,157
		64,057

Office Services & Supplies–0.51%
Pitney Bowes Inc., Sr. Unsec. Global Notes,
3.88%, 10/01/2021	55,000	51,769
4.95%, 04/01/2023	39,000	34,612
		86,381

	Principal Amount	Value
Oil & Gas Drilling–0.07%
Ensco PLC, Sr. Unsec. Global Notes, 7.75%, 02/01/2026	$6,000	$4,470
Noble Holding International Ltd., Sr. Unsec. Gtd. Global Notes, 7.75%, 01/15/2024	4,000	3,045
Precision Drilling Corp. (Canada), Sr. Unsec. Gtd. Global Notes,
5.25%, 11/15/2024	2,000	1,670
6.50%, 12/15/2021	1,353	1,265
Transocean Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 04/15/2031	2,000	1,525
		11,975

Oil & Gas Equipment & Services–0.03%
Archrock Partners, L.P./Archrock Partners Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 10/01/2022	2,000	1,890
SESI, L.L.C., Sr. Unsec. Gtd. Global Notes, 7.13%, 12/15/2021	2,000	1,710
Sunoco LP/ Sunoco Finance Corp., Sr. Unsec. Gtd. Global Notes, 4.88%, 01/15/2023	2,000	1,955
		5,555

Oil & Gas Exploration & Production–1.07%
Ascent Resources Utica Holdings, LLC /ARU Finance Corp., Sr. Unsec. Notes, 10.00%, 04/01/2022(b)	4,000	4,111
Callon Petroleum Co., Sr. Unsec. Gtd. Global Notes, 6.13%, 10/01/2024	2,000	1,870
Concho Resources Inc., Sr. Unsec. Gtd. Global Notes, 4.38%, 01/15/2025	52,000	51,449
Continental Resources Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 09/15/2022	56,000	55,665
EP Energy LLC/Everest Acquisition Finance Inc., Sr. Sec. Gtd. First Lien Notes, 8.00%, 11/29/2024(b)	2,000	1,500
Gulfport Energy Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 10/15/2024	4,000	3,560
Jagged Peak Energy LLC, Sr. Unsec. Gtd. Notes, 5.88%, 05/01/2026(b)	6,000	5,610
Newfield Exploration Co., Sr. Unsec. Global Notes, 5.63%, 07/01/2024	3,000	3,045
NGPL PipeCo. LLC,
Sr. Unsec. Bonds, 4.88%, 08/15/2027(b)	21,000	19,871
Sr. Unsec. Notes, 4.38%, 08/15/2022(b)	13,000	12,805
Oasis Petroleum Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 01/15/2023	2,000	1,852
QEP Resources, Inc.,
Sr. Unsec. Global Notes,
5.25%, 05/01/2023	2,000	1,780
5.63%, 03/01/2026	2,000	1,668
Sr. Unsec. Notes, 6.88%, 03/01/2021	2,000	2,025
Range Resources Corp., Sr. Unsec. Gtd. Global Notes, 5.88%, 07/01/2022	2,000	1,860
SM Energy Co., Sr. Unsec. Global Notes, 6.13%, 11/15/2022	4,000	3,800

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

	Principal Amount	Value
Oil & Gas Exploration & Production–(continued)
Southwestern Energy Co., Sr. Unsec. Gtd. Global Notes,
7.50%, 04/01/2026	$2,000	$1,900
7.75%, 10/01/2027	3,000	2,865
Whiting Petroleum Corp., Sr. Unsec. Gtd. Global Notes, 6.25%, 04/01/2023	2,000	1,830
WildHorse Resource Development Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 02/01/2025	3,000	2,850
WPX Energy Inc., Sr. Unsec. Notes, 5.25%, 09/15/2024	2,000	1,820
		183,736

Oil & Gas Refining & Marketing–0.01%
Parkland Fuel Corp. (Canada), Sr. Unsec. Notes, 6.00%, 04/01/2026(b)	2,000	1,885

Oil & Gas Storage & Transportation–4.70%
Abu Dhabi Crude Oil Pipeline LLC (United Arab Emirates), Sr. Sec. Notes, 3.65%, 11/02/2029(b)	200,000	190,200
Antero Midstream Partners LP/Antero Midstream Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 09/15/2024	2,000	1,875
Buckeye Partners, L.P., Sr. Unsec. Global Notes, 5.60%, 10/15/2044	51,000	45,638
Energy Transfer Equity, L.P., Sr. Sec. First Lien Notes, 5.88%, 01/15/2024	2,000	2,047
Energy Transfer Partners, L.P.,
Series A, Jr. Unsec. Sub. Global Notes, 6.25%(c)	2,000	1,678
Series B, Jr. Unsec. Sub. Global Notes, 6.63%(c)	79,000	65,323
Enterprise Products Operating LLC,
Sr. Unsec. Gtd. Notes,
4.15%, 10/16/2028	69,000	68,832
4.80%, 02/01/2049	6,000	5,860
Series D, Jr. Unsec. Gtd. Sub. Deb., 4.88%, 08/16/2077	42,000	34,920
Holly Energy Partners L.P./Holly Energy Finance Corp., Sr. Unsec. Gtd. Notes, 6.00%, 08/01/2024(b)	2,000	1,970
MPLX L.P., Sr. Unsec. Global Notes,
4.80%, 02/15/2029	28,000	28,004
5.50%, 02/15/2049	58,000	56,694
Plains All American Pipeline, L.P., Series B, Jr. Unsec. Sub. Notes, 6.13%(c)	181,000	152,492
SemGroup Corp./ Rose Rock Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.63%, 11/15/2023	2,000	1,830
Targa Resources Partners L.P./Targa Resources Partners Finance Corp.,
Sr. Unsec. Gtd. Global Bonds,
5.13%, 02/01/2025	2,000	1,885
5.25%, 05/01/2023	57,000	56,003
Sr. Unsec. Gtd. Notes, 5.88%, 04/15/2026(b)	2,000	1,955

	Principal Amount	Value
Oil & Gas Storage & Transportation–(continued)
Williams Cos., Inc. (The), Sr. Unsec. Global Notes, 4.55%, 06/24/2024	$4,000	$4,043
Sr. Unsec. Notes, 4.13%, 11/15/2020	83,000	83,677
		804,926

Other Diversified Financial Services–0.44%
Football Trust V, Sec. Pass Through Ctfs., 5.35%, 10/05/2020(b)	65,868	68,183
Lions Gate Capital Holdings LLC, Sr. Unsec. Gtd. Notes, 5.88%, 11/01/2024(b)	2,000	1,985
LPL Holdings Inc., Sr. Unsec. Gtd. Notes, 5.75%, 09/15/2025(b)	2,000	1,880
Tempo Acquisition, LLC/Finance Corp., Sr. Unsec. Notes, 6.75%, 06/01/2025(b)	2,000	1,860
VFH Parent LLC/Orchestra Co-Issuer Inc., Sec. Gtd. Second Lien Notes, 6.75%, 06/15/2022(b)	2,000	1,946
		75,854

Packaged Foods & Meats–0.42%
B&G Foods, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 04/01/2025	2,000	1,868
Conagra Brands, Inc., Sr. Unsec. Global Notes,
4.60%, 11/01/2025	14,000	14,071
5.30%, 11/01/2038	33,000	31,309
5.40%, 11/01/2048	20,000	18,508
JBS USA Lux S.A./JBS USA Finance Inc., Sr. Unsec. Gtd. Notes, 5.75%, 06/15/2025(b)	2,000	1,917
Lamb Weston Holdings, Inc., Sr. Unsec. Gtd. Notes, 4.63%, 11/01/2024(b)	4,000	3,900
		71,573

Paper Packaging–0.01%
Plastipak Holdings Inc., Sr. Unsec. Notes, 6.25%, 10/15/2025(b)	2,000	1,780

Paper Products–0.03%
Mercer International Inc. (Canada), Sr. Unsec. Global Notes, 6.50%, 02/01/2024	4,000	3,930
Schweitzer-Mauduit International, Inc., Sr. Unsec. Gtd. Notes, 6.88%, 10/01/2026(b)	2,000	1,885
		5,815

Pharmaceuticals–0.23%
Bausch Health Cos. Inc., Sr. Sec. Gtd. First Lien Notes, 5.50%, 11/01/2025(b)	4,000	3,745
Elanco Animal Health Inc., Sr. Unsec. Notes, 3.91%, 08/27/2021(b)	31,000	31,211
HLF Financing S.a.r.l., LLC/ Herbalife International, Inc., Sr. Unsec. Gtd. Notes, 7.25%, 08/15/2026(b)	2,000	1,973

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

	Principal Amount	Value
Pharmaceuticals–(continued)
Teva Pharmaceutical Finance IV, B.V. (Israel), Sr. Unsec. Gtd. Global Notes, 3.65%, 11/10/2021	$2,000	$1,896
		38,825

Property & Casualty Insurance–0.64%
Allstate Corp. (The), Sr. Unsec. Notes, 4.20%, 12/15/2046	20,000	19,529
Liberty Mutual Group Inc., Jr. Unsec. Gtd. Sub. Bonds, 7.80%, 03/07/2087(b)	45,000	49,162
W.R. Berkley Corp., Sr. Unsec. Notes, 7.38%, 09/15/2019	40,000	41,175
		109,866

Publishing–0.04%
Meredith Corp., Sr. Unsec. Gtd. Notes, 6.88%, 02/01/2026(b)	6,000	5,880

Railroads–0.01%
Kenan Advantage Group Inc. (The), Sr. Unsec. Notes, 7.88%, 07/31/2023(b)	2,000	1,925

Regional Banks–0.90%
CIT Group Inc., Sr. Unsec. Global Notes, 5.00%, 08/01/2023	2,000	1,965
Fifth Third Bancorp, Unsec. Sub. Notes, 4.30%, 01/16/2024	55,000	55,683
First Niagara Financial Group Inc., Unsec. Sub. Notes, 7.25%, 12/15/2021	35,000	38,291
Huntington Bancshares, Inc., Series E, Jr. Unsec. Sub. Global Notes, 5.70%(c)	31,000	27,571
Synovus Financial Corp., Sr. Unsec. Global Notes, 3.13%, 11/01/2022	33,000	31,185
		154,695

Reinsurance–0.18%
Reinsurance Group of America, Inc., Sr. Unsec. Medium-Term Notes, 4.70%, 09/15/2023	30,000	31,336

Residential REITs–0.67%
Essex Portfolio L.P., Sr. Unsec. Gtd. Global Notes, 3.63%, 08/15/2022	115,000	114,977

Restaurants–0.50%
1011778 BC ULC/ New Red Finance, Inc. (Canada), Sec. Gtd. Second Lien Notes, 5.00%, 10/15/2025(b)	6,000	5,535
Sr. Sec. Gtd. First Lien Notes, 4.63%, 01/15/2022(b)	32,000	31,040
Aramark Services, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 04/01/2025(b)	2,000	1,960
Carrols Restaurant Group, Inc., Sec. Gtd. Second Lien Global Notes, 8.00%, 05/01/2022	2,000	2,008
IRB Holding Corp., Sr. Unsec. Gtd. Notes, 6.75%, 02/15/2026(b)	50,000	43,875

	Principal Amount	Value
Restaurants–(continued)
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, Sr. Unsec. Gtd. Notes, 4.75%, 06/01/2027(b)	$2,000	$1,865
		86,283

Security & Alarm Services–0.01%
Brink’s Co. (The), Sr. Unsec. Gtd. Notes, 4.63%, 10/15/2027(b)	2,000	1,830

Semiconductors–0.18%
Analog Devices, Inc., Sr. Unsec. Global Notes, 3.13%, 12/05/2023	30,000	29,171
Micron Technology, Inc., Sr. Unsec. Global Notes, 5.50%, 02/01/2025	2,000	1,968
		31,139

Soft Drinks–0.33%
Keurig Dr Pepper Inc., Sr. Unsec. Gtd. Notes,
3.55%, 05/25/2021(b)	39,000	38,962
4.06%, 05/25/2023(b)	18,000	17,943
		56,905

Sovereign Debt–1.67%
Argentine Republic Government International Bond (Argentina), Sr. Unsec. Global Notes,
4.63%, 01/11/2023	9,000	7,138
7.13%, 06/28/2117	1,000	719
Hungary Government International Bond (Hungary), Sr. Unsec. Global Notes, 5.38%, 03/25/2024	28,000	30,034
Mexico Government International Bond (Mexico), Sr. Unsec. Global Notes, 4.00%, 10/02/2023	14,000	13,952
Peruvian Government International Bond (Peru), Sr. Unsec. Global Bonds, 4.13%, 08/25/2027	8,000	8,280
Turkey Government International Bond (Turkey), Sr. Unsec. Global Notes, 7.25%, 12/23/2023	200,000	205,891
Uruguay Government International Bond (Uruguay), Sr. Unsec. Global Notes, 4.38%, 10/27/2027	20,000	20,071
		286,085

Specialized Consumer Services–0.03%
ServiceMaster Co., LLC (The),
Sr. Unsec. Gtd. Notes, 5.13%, 11/15/2024(b)	2,000	1,895
Sr. Unsec. Notes, 7.45%, 08/15/2027	3,000	3,075
		4,970

Specialized Finance–2.86%
AerCap Global Aviation Trust (Ireland), Jr. Unsec. Gtd. Sub. Notes, 6.50%, 06/15/2045(b)	235,000	229,125
Air Lease Corp., Sr. Unsec. Global Notes,
3.00%, 09/15/2023	64,000	60,158
3.38%, 06/01/2021	60,000	59,459
3.88%, 04/01/2021	85,000	85,149

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

	Principal Amount	Value
Specialized Finance–(continued)
Aircastle Ltd., Sr. Unsec. Notes,
5.00%, 04/01/2023	$2,000	$2,010
5.50%, 02/15/2022	2,000	2,048
Aviation Capital Group LLC, Sr. Unsec. Floating Rate Notes, 3.19% (3 mo. USD LIBOR + 0.67%), 07/30/2021(b)(d)	22,000	21,837
Sr. Unsec. Notes, 4.13%, 08/01/2025(b)	31,000	30,139
		489,925

Specialized REITs–0.55%
Crown Castle International Corp., Sr. Unsec. Global Bonds, 3.80%, 02/15/2028	57,000	53,595
Equinix Inc., Sr. Unsec. Notes, 5.88%, 01/15/2026	5,000	5,050
GLP Capital LP/GLP Financing II Inc., Sr. Unsec. Gtd. Notes, 5.38%, 04/15/2026	2,000	1,983
Iron Mountain Inc., Sr. Unsec. Gtd. Notes, 6.00%, 08/15/2023	2,000	2,030
Iron Mountain US Holdings, Inc., Sr. Unsec. Gtd. Notes, 5.38%, 06/01/2026(b)	2,000	1,830
Rayonier A.M. Products Inc., Sr. Unsec. Gtd. Notes, 5.50%, 06/01/2024(b)	4,000	3,540
Regency Centers, L.P., Sr. Unsec. Gtd. Notes, 4.13%, 03/15/2028	25,000	24,745
SBA Communications Corp., Sr. Unsec. Global Notes, 4.88%, 09/01/2024	2,000	1,888
		94,661

Specialty Chemicals–2.38%
Ashland LLC, Sr. Unsec. Gtd. Global Notes, 4.75%, 08/15/2022	2,000	1,977
GCP Applied Technologies Inc., Sr. Unsec. Gtd. Notes, 5.50%, 04/15/2026(b)	4,000	3,910
Platform Specialty Products Corp., Sr. Unsec. Gtd. Notes, 5.88%, 12/01/2025(b)	2,000	1,880
Sasol Financing USA LLC (South Africa), Sr. Unsec. Gtd. Global Notes,
5.88%, 03/27/2024	200,000	199,787
6.50%, 09/27/2028	200,000	200,500
		408,054

Steel–0.16%
ArcelorMittal (Luxembourg), Sr. Unsec. Global Notes, 7.00%, 10/15/2039	2,000	2,113
Cleveland-Cliffs Inc., Sr. Unsec. Gtd. Global Notes, 5.75%, 03/01/2025	4,000	3,610
Steel Dynamics, Inc., Sr. Unsec. Gtd. Global Notes, 5.13%, 10/01/2021	15,000	15,000
United States Steel Corp., Sr. Unsec. Global Notes, 6.88%, 08/15/2025	8,000	7,360
		28,083

Systems Software–0.44%
CommScope Technologies LLC, Sr. Unsec. Gtd. Notes, 6.00%, 06/15/2025(b)	6,000	5,490

	Principal Amount	Value
Systems Software–(continued)
Microsoft Corp., Sr. Unsec. Global Notes, 4.25%, 02/06/2047	$24,000	$25,294
VMware, Inc., Sr. Unsec. Global Notes, 2.30%, 08/21/2020	45,000	44,085
		74,869

Technology Distributors–0.20%
Avnet, Inc., Sr. Unsec. Global Notes, 4.63%, 04/15/2026	35,000	34,264

Technology Hardware, Storage & Peripherals–0.92%
Apple Inc., Sr. Unsec. Global Notes, 4.25%, 02/09/2047	20,000	20,008
Dell International LLC/ EMC Corp., Sr. Sec. Gtd. First Lien Notes,
6.02%, 06/15/2026(b)	62,000	62,398
8.35%, 07/15/2046(b)	61,000	66,302
Sr. Unsec. Gtd. Notes, 7.13%, 06/15/2024(b)	8,000	8,146
		156,854

Trading Companies & Distributors–0.10%
BMC East, LLC, Sr. Sec. Gtd. First Lien Notes, 5.50%, 10/01/2024(b)	4,000	3,745
H&E Equipment Services, Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 09/01/2025	4,000	3,685
Herc Rentals Inc., Sec. Gtd. Second Lien Notes, 7.75%, 06/01/2024(b)	2,000	2,095
United Rentals North America Inc., Sr. Unsec. Gtd. Global Notes, 6.50%, 12/15/2026	6,000	5,925
Sr. Unsec. Gtd. Notes, 5.50%, 05/15/2027	2,000	1,860
		17,310

Trucking–0.17%
Avis Budget Car Rental LLC/Avis Budget Finance Inc., Sr. Unsec. Gtd. Notes, 5.25%, 03/15/2025(b)	2,000	1,738
DAE Funding LLC (United Arab Emirates), Sr. Unsec. Gtd. Notes,
4.00%, 08/01/2020(b)	12,000	11,730
4.50%, 08/01/2022(b)	17,000	16,362
		29,830

Wireless Telecommunication Services–2.51%
Sprint Communications Inc., Sr. Unsec. Gtd. Notes, 7.00%, 03/01/2020(b)	8,000	8,220
Sprint Corp., Sr. Unsec. Gtd. Global Notes, 7.25%, 09/15/2021	3,000	3,078
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Sr. Sec. Gtd. First Lien Notes,
4.74%, 09/20/2029(b)	200,000	196,750
5.15%, 09/20/2029(b)	209,000	205,865

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

	Principal Amount	Value
Wireless Telecommunication Services–(continued)
T-Mobile USA, Inc.,
Sr. Unsec. Gtd. Global Bonds, 6.50%, 01/15/2026	$10,000	$10,225
Sr. Unsec. Gtd. Global Notes, 6.38%, 03/01/2025	6,000	6,090
		430,228
Total Bonds & Notes (Cost $10,957,011)		10,536,573

U.S. Government Sponsored Agency Mortgage-Backed Securities–19.63%
Collateralized Mortgage Obligations–0.16%
Freddie Mac Whole Loan Securities Trust, 3.50%, 05/25/2047	27,653	27,604

Federal Home Loan Mortgage Corp. (FHLMC)–3.69%
Pass Through Ctfs., 6.50%, 07/01/2031 to 08/01/2032	1,404	1,525
Pass Through Ctfs., TBA,
3.50%, 03/15/2048(f)	488,000	487,885
4.00%, 06/15/2048(f)	140,000	142,731
		632,141

Federal National Mortgage Association (FNMA)–12.49%
Pass Through Ctfs.,
7.50%, 04/01/2029	1,019	1,088
3.50%, 12/01/2030	45,624	46,280
6.50%, 09/01/2031	767	865
7.00%, 09/01/2032	4,986	5,219
Pass Through Ctfs., TBA,
2.50%, 05/25/2032(f)	291,000	284,223
3.00%, 03/25/2033 to 05/25/2047(f)	829,000	817,257
3.50%, 04/25/2033 to 02/25/2048(f)	657,000	659,072
4.00%, 05/25/2048(f)	320,000	326,331
		2,140,335

Government National Mortgage Association (GNMA)–3.29%
Pass Through Ctfs.,
7.50%, 06/15/2023	1,483	1,546
8.50%, 11/15/2024	862	864
7.00%, 07/15/2031 to 08/15/2031	965	1,080
6.50%, 11/15/2031 to 03/15/2032	2,154	2,320
6.00%, 11/15/2032	1,154	1,261
Pass Through Ctfs., TBA,
3.00%, 05/20/2047(f)	345,000	339,475
4.00%, 05/20/2048(f)	212,000	217,119
		563,665
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $3,311,614)		3,363,745

Asset-Backed Securities–11.76%
Adjustable Rate Mortgage Trust, Series 2004-2, Class 6A1, Variable Rate Pass Through Ctfs., 4.48%, 02/25/2035(g)	13,989	14,043

	Principal Amount	Value
Angel Oak Mortgage Trust LLC, Series 2017-3, Class A1, Variable Rate Pass Through Ctfs., 2.71%, 11/25/2047(b)(g)	$27,101	$26,950
Banc of America Commercial Mortgage Trust, Series 2015-UBS7, Class AS, Variable Rate Pass Through Ctfs., 3.99%, 09/15/2048(g)	70,000	71,208
CGDBB Commercial Mortgage Trust,
Series 2017-BIOC, Class A, Floating Rate Pass Through Ctfs., 3.25% (1 mo. USD LIBOR + 0.79%), 07/15/2032(b)(d)	100,000	99,149
Series 2017-BIOC, Class C, Floating Rate Pass Through Ctfs., 3.51% (1 mo. USD LIBOR + 1.05%), 07/15/2032(b)(d)	100,000	98,159
Series 2017-BIOC, Class D, Floating Rate Pass Through Ctfs., 4.06% (1 mo. USD LIBOR + 1.60%), 07/15/2032(b)(d)	100,000	98,485
Chase Mortgage Trust,
Series 2016-1, Class M3, Variable Rate Pass Through Ctfs., 3.75%, 04/25/2045(b)(g)	65,309	64,913
Series 2016-2, Class M3, Variable Rate Pass Through Ctfs., 3.75%, 12/25/2045(b)(g)	72,636	71,727
Commercial Mortgage Trust, Series 2015-CR23, Class CMB, Variable Rate Pass Through Ctfs., 3.68%, 05/10/2048(b)(g)	150,000	150,273
Series 2015-CR25, Class B, Variable Rate Pass Through Ctfs., 4.54%, 08/10/2048(g)	72,000	74,247
Series 2016-GCT, Class B, Pass Through Ctfs., 3.09%, 08/10/2029(b)	100,000	98,325
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-AR5, Class 3A1, Variable Rate Pass Through Ctfs., 4.14%, 06/25/2034(g)	24,245	24,378
CSWF, Series 2018-TOP, Class B, Floating Rate Pass Through Ctfs., 3.76% (1 mo. USD LIBOR + 1.30%), 08/15/2035(b)(d)	100,000	100,781
DB Master Finance LLC, Series 2015-1A, Class A2II, Pass Through Ctfs., 3.98%, 02/20/2045(b)	66,413	67,414
GMACM Mortgage Loan Trust, Series 2006-AR1, Class 1A1, Variable Rate Pass Through Ctfs., 3.83%, 04/19/2036(g)	68,325	60,866
HMH Trust, Series 2017-NSS, Class A, Pass Through Ctfs., 3.06%, 07/05/2031(b)	100,000	97,990
Invitation Homes Trust, Series 2017-SFR2, Class C, Floating Rate Pass Through Ctfs., 3.91% (1 mo. USD LIBOR + 1.45%), 12/17/2036(b)(d)	100,000	99,738
Merrill Lynch Mortgage Investors Trust, Series 2005-3, Class 3A, Variable Rate Pass Through Ctfs., 4.23%, 11/25/2035(g)	16,691	16,777
Morgan Stanley Capital I Trust,
Series 2006-HQ10, Class AJ, Variable Rate Pass Through Ctfs., 5.39%, 11/12/2041(g)	499	498

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

	Principal Amount	Value
Series 2017-CLS, Class A, Floating Rate Pass Through Ctfs., 3.16% (1 mo. USD LIBOR + 0.70%), 11/15/2034(b)(d)	$99,000	$97,571
Series 2017-CLS, Class B, Floating Rate Pass Through Ctfs., 3.31% (1 mo. USD LIBOR + 0.85%), 11/15/2034(b)(d)	49,000	48,261
Series 2017-CLS, Class C, Floating Rate Pass Through Ctfs., 3.46% (1 mo. USD LIBOR + 1.00%), 11/15/2034(b)(d)	33,000	32,540
Starwood Waypoint Homes Trust, Series 2017-1, Class D, Floating Rate Pass Through Ctfs., 4.41% (1 mo. USD LIBOR + 1.95%), 01/17/2035(b)(d)	100,000	99,381
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-12, Class 3A2, Variable Rate Pass Through Ctfs., 4.33%, 09/25/2034(g)	17,521	17,310
Structured Asset Securities Corp., Series 2003-34A, Class 5A5, Variable Rate Pass Through Ctfs., 4.39%, 11/25/2033(g)	72,509	72,792
Thornburg Mortgage Securities Trust,
Series 2005-1, Class A3, Variable Rate Pass Through Ctfs., 3.72%, 04/25/2045(g)	59,326	59,773
Series 2005-2, Class A1, Variable Rate Pass Through Ctfs., 3.79%, 07/25/2045(g)	28,456	27,941
Towd Point Mortgage Trust, Series 2017-2, Class A1, Variable Rate Pass Through Ctfs., 2.75%, 04/25/2057(b)(g)	67,201	65,800
Wells Fargo Mortgage Backed Securities Trust, Series 2004-Z, Class 2A1, Variable Rate Pass Through Ctfs., 4.97%, 12/25/2034(g)	19,612	20,005
Wendys Funding LLC, Series 2018-1A, Class A2II, Pass Through Ctfs., 3.88%, 03/15/2048(b)	59,400	56,044
WFRBS Commercial Mortgage Trust, Series 2012-C6, Class B, Pass Through Ctfs., 4.70%, 04/15/2045	80,000	81,949
Total Asset-Backed Securities (Cost $2,036,217)		2,015,288

U.S. Treasury Securities–6.63%
U.S. Treasury Bills–0.15%
0.98%, 01/24/2019(h)(i)	25,000	24,966

U.S. Treasury Notes–4.45%
2.63%, 12/15/2021	10,400	10,448
2.63%, 12/31/2023	47,000	47,247
2.63%, 12/31/2025	253,500	254,250
3.13%, 11/15/2028	434,400	450,964
		762,909

U.S. Treasury Bonds–2.03%
3.00%, 08/15/2048	348,500	347,555
Total U.S. Treasury Securities (Cost $1,105,092)		1,135,430

	Shares	Value
Preferred Stocks–1.63%
Diversified Banks–0.84%
Wells Fargo & Co., Class A, Series L, $75.00 Conv. Pfd.	114	$143,865

Investment Banking & Brokerage–0.75%
Morgan Stanley, Series F, 6.88% Pfd.	5,000	129,500

Regional Banks–0.04%
SunTrust Banks, Inc., Series G, 5.05% Pfd.	7,000	6,160
Total Preferred Stocks (Cost $276,887)		279,525

	Principal Amount
Variable Rate Senior Loan Interests–0.42%(j)
Technology Distributors–0.42%
Refinitiv US Holdings, Inc., Term Loan B, 6.56% (3 mo. USD LIBOR + 3.75%), 10/01/2025 (Cost $75,810)	$76,000	72,675

	Shares

Common Stocks & Other Equity Interests–0.00%
Broadcasting–0.00%
Adelphia Recovery Trust–Series ACC-1(k)	87,412	9
Diversified Support Services–0.00%
ACC Claims Holdings, LLC(l)(m)	73,980	591
Total Common Stocks & Other Equity Interests (Cost $22,182)		600

Money Market Funds–16.85%
Invesco Government & Agency Portfolio–Institutional Class, 2.30%(n)	1,008,708	1,008,708
Invesco Liquid Assets Portfolio–Institutional Class, 2.48%(n)	725,113	725,185
Invesco Treasury Portfolio–Institutional Class, 2.30%(n)	1,152,810	1,152,810
Total Money Market Funds (Cost $2,886,779)		2,886,703
TOTAL INVESTMENTS IN SECURITIES–118.41% (Cost $20,671,592)		20,290,539
OTHER ASSETS LESS LIABILITIES–(18.41)%		(3,154,341)
NET ASSETS–100.00%		$17,136,198

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

Investment Abbreviations:

Conv.	– Convertible
Ctfs.	– Certificates
Deb.	– Debentures
Gtd.	– Guaranteed
Jr.	– Junior
LIBOR	- London Interbank Offered Rate
Pfd.	– Preferred
PIK	– Pay-in-Kind

REIT	– Real Estate Investment Trust
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
TBA	– To Be Announced
Unsec.	– Unsecured
USD	– U.S. Dollar

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2018 was $4,971,808, which represented 29.01% of the Fund’s Net Assets.

(c)	Perpetual bond with no specified maturity date.
(d)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on December 31, 2018.
(e)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(f)	Security purchased on a forward commitment basis. This security is subject to dollar roll transactions. See Note 1M.
(g)

Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on December 31, 2018.

(h)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(i)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1L.
(j)

Variable rate senior loan interests are, at present, not readily marketable, not registered under the 1933 Act, and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the LIBOR, on set dates, typically every 30 days but not greater than one year; and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(k)	Non-income producing security acquired as part of the Adelphia Communications bankruptcy reorganization.
(l)	Non-income producing security.
(m)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(n)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of December 31, 2018.

Open Futures Contracts
	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Long Futures Contracts
U.S. Treasury 2 Year Notes	4	March-2019	$849,250	$5,590	$5,590
U.S. Treasury 5 Year Notes	5	March-2019	573,437	9,043	9,043
U.S. Treasury 10 Year Notes	2	March-2019	244,031	(36)	(36)
U.S. Treasury Long Bonds	3	March-2019	438,000	20,477	20,477
U.S. Treasury Ultra Bonds	3	March-2019	481,969	25,479	25,479
Subtotal — Long Futures Contracts				60,553	60,553

Short Futures Contracts
U.S. Treasury 10 Year Ultra Bonds	9	March-2019	(1,170,703)	(37,251)	(37,251)
Total Futures Contracts — Interest Rate Risk				$23,302	$23,302

	Open Forward Foreign Currency Contracts — Currency Risk
Settlement Date		Contract to				Unrealized Appreciation (Depreciation)
	Counterparty	Deliver		Receive
02/28/2019	Goldman Sachs International	EUR	101,288	USD	115,752	$(843)

Abbreviations:

EUR	– Euro
USD	– U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

Statement of Assets and Liabilities

December 31, 2018

Statement of Operations

For the year ended December 31, 2018

Assets:
Investments in securities, at value (Cost $17,784,813)	$17,403,836
Investments in affiliated money market funds, at value (Cost $2,886,779)	2,886,703
Other investments:
Variation margin receivable — futures contracts	729
Foreign currencies, at value (Cost $65,977)	66,371
Receivable for:
Investments sold	18,193
Dividends and interest	159,835
Fund expenses absorbed	1,531
Investment for trustee deferred compensation and retirement plans	50,907
Other assets	369
Total assets	20,588,474

Liabilities:
Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	843
Payable for:
Investments purchased	3,319,089
Amount due to custodian	4,909
Fund shares reacquired	17,059
Accrued fees to affiliates	875
Accrued trustees’ and officers’ fees and benefits	3,985
Accrued other operating expenses	52,495
Trustee deferred compensation and retirement plans	53,021
Total liabilities	3,452,276
Net assets applicable to shares outstanding	$17,136,198

Net assets consist of:
Shares of beneficial interest	$17,268,313
Distributable earnings	(132,115)
$17,136,198

Net Assets:
Series I	$17,019,017
Series II	$117,181

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	2,836,435
Series II	19,615
Series I:
Net asset value and offering per share	$6.00
Series II:
Net asset value per share	$5.97

Investment income:
Interest	$684,085
Dividends	11,371
Dividends from affiliated money market funds	51,432
Total investment income	746,888

Expenses:
Advisory fees	80,792
Administrative services fees	76,891
Custodian fees	10,747
Distribution fees — Series II	297
Transfer agent fees	9,316
Trustees’ and officers’ fees and benefits	20,313
Reports to shareholders	10,897
Professional services fees	56,518
Other	53,988
Total expenses	319,759
Less: Fees waived and expenses reimbursed	(213,325)
Net expenses	106,434
Net investment income	640,454

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investment securities	(225,222)
Foreign currencies	(3,427)
Forward foreign currency contracts	7,341
Futures contracts	(116,219)
(337,527)
Change in net unrealized appreciation (depreciation) of:
Investment securities	(784,056)
Foreign currencies	(660)
Forward foreign currency contracts	1,479
Futures contracts	27,112
(756,125)
Net realized and unrealized gain (loss)	(1,093,652)
Net increase (decrease) in net assets resulting from operations	$(453,198)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

Statement of Changes in Net Assets

For the years ended December 31, 2018 and 2017

	2018	2017
Operations:
Net investment income	$640,454	$609,394
Net realized gain (loss)	(337,527)	195,564
Change in net unrealized appreciation (depreciation)	(756,125)	201,684
Net increase (decrease) in net assets resulting from operations	(453,198)	1,006,642

Distributions to shareholders from distributable earnings: (1)
Series I	(636,171)	(647,374)
Series II	(4,086)	(3,900)
Total distributions from distributable earnings	(640,257)	(651,274)

Share transactions–net:
Series I	(2,220,996)	4,488,700
Series II	1,722	(6,224)
Net increase (decrease) in net assets resulting from share transactions	(2,219,274)	4,482,476
Net increase (decrease) in net assets	(3,312,729)	4,837,844

Net assets:
Beginning of year	20,448,927	15,611,083
End of year	$17,136,198	$20,448,927

(1)

The Securities and Exchange Commission eliminated the requirement to disclose distribution components separately, except for tax return of capital. For the year ended December 31, 2017, distributions to shareholders from distributable earnings consisted of distributions from net investment income.

Notes to Financial Statements

December 31, 2018

NOTE 1—Significant Accounting Policies

Invesco V.I. Core Plus Bond Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is total return, comprised of current income and capital appreciation.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Invesco V.I. Core Plus Bond Fund

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s

Invesco V.I. Core Plus Bond Fund

taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Lower-Rated Securities — The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims.

J.

Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss)

Invesco V.I. Core Plus Bond Fund

on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
M.

Dollar Rolls and Forward Commitment Transactions — The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.

The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions increase the Fund’s portfolio turnover rate. The Fund will segregate liquid assets in an amount equal to its dollar roll commitments.

Dollar roll transactions involve the risk that a Counterparty to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar roll transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. Dollar roll transactions covered in this manner are not treated as senior securities for purposes of a Fund’s fundamental investment limitation on senior securities and borrowings.

N.

Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

O.

Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.45%
Next $500 million	0.425%
Next $1.5 billion	0.40%
Next $2.5 billion	0.375%
Over $5 billion	0.35%

For the year ended December 31, 2018, the effective advisory fees incurred by the Fund was 0.45%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, formerly Invesco PowerShares Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least April 30, 2020, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 0.61% and Series II shares to 0.86% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2020, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2018, the Adviser waived advisory fees of $80,792 and reimbursed Fund expenses of $132,533.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2018, Invesco was paid $50,000 for accounting and fund administrative services and was reimbursed $26,891 for fees paid to insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the

Invesco V.I. Core Plus Bond Fund

course of providing such services. For the year ended December 31, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2018, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Bonds & Notes	$—	$10,536,573	$—	$10,536,573
U.S. Government Sponsored Agency Mortgage-Backed Securities	—	3,363,745	—	3,363,745
Asset-Backed Securities	—	2,015,288	—	2,015,288
U.S. Treasury Securities	—	1,135,430	—	1,135,430
Preferred Stocks	273,365	6,160	—	279,525
Variable Rate Senior Loan Interests	—	72,675	—	72,675
Common Stocks & Other Equity Interests	—	9	591	600
Money Market Funds	2,886,703	—	—	2,886,703
Total Investments in Securities	3,160,068	17,129,880	591	20,290,539

Other Investments — Assets*
Futures Contracts	60,589	—	—	60,589

Other Investments — Liabilities*
Forward Foreign Currency Contracts	—	(843)	—	(843)
Futures Contracts	(37,287)	—	—	(37,287)
	(37,287)	(843)	—	(38,130)
Total Other Investments	23,302	(843)	—	22,459
Total Investments	$3,183,370	$17,129,037	$591	$20,312,998

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Invesco V.I. Core Plus Bond Fund

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2018:

	Value
Derivative Assets	Currency Risk	Interest Rate Risk	Total
Unrealized appreciation on futures contracts — Exchange-Traded(a)	$—	$60,589	$60,589
Derivatives not subject to master netting agreements	—	(60,589)	(60,589)
Total Derivative Assets subject to master netting agreements	$—	$—	$—

	Value
Derivative Liabilities	Currency Risk	Interest Rate Risk	Total
Unrealized depreciation on futures contracts — Exchange-Traded(a)	$—	$(37,287)	$(37,287)
Unrealized depreciation on forward foreign currency contracts outstanding	(843)	—	(843)
Total Derivative Liabilities	(843)	(37,287)	(38,130)
Derivatives not subject to master netting agreements	—	37,287	37,287
Total Derivative Liabilities subject to master netting agreements	$(843)	$—	$(843)

(a)	The daily variation margin receivable at period-end is recorded in the Statement of Assets and Liabilities.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of December 31, 2018.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged		Net Amount
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash
Goldman Sachs International	$—	$(843)	$(843)	$—	$—	$(843)

Effect of Derivative Investments for the year ended December 31, 2018

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Currency Risk	Interest Rate Risk	Total
Realized Gain (Loss):
Forward foreign currency contracts	$7,341	$—	$7,341
Futures contracts	—	(116,219)	(116,219)
Change in Net Unrealized Appreciation:
Forward foreign currency contracts	1,479	—	1,479
Futures contracts	—	27,112	27,112
Total	$8,820	$(89,107)	$(80,287)

The table below summarizes the average notional value of forward foreign currency contracts and futures contracts outstanding during the year.

	Forward Foreign Currency Contracts	Futures Contracts
Average notional value	$139,624	$3,600,419

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

Invesco V.I. Core Plus Bond Fund

NOTE 6—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund’s total assets.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2018 and 2017:

	2018	2017
Ordinary income	$640,257	$651,274

Tax Components of Net Assets at Period-End:

2018
Undistributed ordinary income	$661,848
Net unrealized appreciation (depreciation) — investments	(381,561)
Net unrealized appreciation — foreign currencies	395
Temporary book/tax differences	(48,246)
Capital loss carryforward	(364,551)
Shares of beneficial interest	17,268,313
Total net assets	$17,136,198

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to futures contracts.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of December 31, 2018, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$303,213	$61,338	$364,551

*

Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2018 was $61,038,291 and $61,727,959, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $12,300,332 and $12,358,586, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$222,081
Aggregate unrealized (depreciation) of investments	(603,642)
Net unrealized appreciation (depreciation) of investments	$(381,561)

Cost of investments for tax purposes is $20,694,559.

Invesco V.I. Core Plus Bond Fund

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of dollar rolls and forward foreign currency contracts, on December 31, 2018, undistributed net investment income was increased by $51,718, undistributed net realized gain (loss) was decreased by $51,304 and shares of beneficial interest was decreased by $414. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 10—Share Information

	Summary of Share Activity
	Years ended December 31,
	2018(a)		2017
	Shares	Amount	Shares	Amount
Sold:
Series I	395,009	$2,447,919	1,139,378	$7,342,799
Series II	3	19	2	14

Issued as reinvestment of dividends:
Series I	105,501	636,171	101,948	647,374
Series II	625	3,758	568	3,588

Reacquired:
Series I	(851,917)	(5,305,086)	(545,804)	(3,501,473)
Series II	(335)	(2,055)	(1,551)	(9,826)
Net increase (decrease) in share activity	(351,114)	$(2,219,274)	694,541	$4,482,476

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 83% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Series I
Year ended 12/31/18	$6.38	$0.22	$(0.37)	$(0.15)	$(0.23)	6.00	(2.37)%	$17,019	0.59	%(d)	1.78	%(d)	3.57	%(d)	339
Year ended 12/31/17	6.21	0.22	0.17	0.39	(0.22)	6.38	6.34	20,326	0.60		1.58		3.46		407
Year ended 12/31/16	6.07	0.23	0.18	0.41	(0.27)	6.21	6.66	15,485	0.55		1.68		3.71		474
Year ended 12/31/15	6.39	0.24	(0.26)	(0.02)	(0.30)	6.07	(0.37)	15,587	0.65		1.73		3.81		416
Year ended 12/31/14	6.23	0.26	0.24	0.50	(0.34)	6.39	8.03	17,821	0.75		1.77		4.04		255
Series II
Year ended 12/31/18	6.35	0.20	(0.37)	(0.17)	(0.21)	5.97	(2.64)	117	0.84	(d)	2.03	(d)	3.32	(d)	339
Year ended 12/31/17	6.19	0.20	0.16	0.36	(0.20)	6.35	5.89	123	0.85		1.83		3.21		407
Year ended 12/31/16	6.04	0.22	0.18	0.40	(0.25)	6.19	6.52	126	0.80		1.93		3.46		474
Year ended 12/31/15	6.36	0.22	(0.26)	(0.04)	(0.28)	6.04	(0.64)	156	0.90		1.98		3.56		416
Year ended 12/31/14	6.19	0.24	0.24	0.48	(0.31)	6.36	7.85	161	1.00		2.02		3.79		255

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $17,835 and $119 for Series I and Series II shares, respectively.

Invesco V.I. Core Plus Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. Core Plus Bond Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. Core Plus Bond Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

February 14, 2019

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. Core Plus Bond Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2018 through December 31, 2018.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (07/01/18)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/18)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/18)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,001.50	$2.98	$1,022.23	$3.01	0.59%
Series II	1,000.00	1,000.40	4.24	1,020.97	4.28	0.84

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2018 through December 31, 2018, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Core Plus Bond Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2018:

Federal and State Income Tax
Corporate Dividends Received Deduction*	1.32%
U.S. Treasury Obligations*	3.40%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Core Plus Bond Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

Invesco V.I. Core Plus Bond Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesse Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	1998	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	158	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None
Christopher L. Wilson — 1957 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	ISO New England, Inc. (non-profit organization managing regional electricity market)

Invesco V.I. Core Plus Bond Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor — 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC; Secretary and Vice President, Jemstep, Inc.

Formerly: Head of Legal, Worldwide Institutional; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

Invesco V.I. Core Plus Bond Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. Core Plus Bond Fund

Annual Report to Shareholders	December 31, 2018

Invesco V.I. Diversified Dividend Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The Fund’s Form N-Q (or any successor Form) filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q (or any successor Form), have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Invesco Distributors, Inc. VIDDI-AR-1 02152019 1152

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2018, Series I shares of Invesco V.I. Diversified Dividend Fund (the Fund) outperformed the Russell 1000 Value Index, the Fund’s style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/17 to 12/31/18, excluding variable product issuer charges.

If variable product issuer charges were included, returns would be lower.

Series I Shares	-7.57%
Series II Shares	-7.82
S&P 500 Index▼ (Broad Market Index)	-4.38
Russell 1000 Value Index∎ (Style-Specific Index)	-8.27
Lipper VUF Large-Cap Value Funds Index♦ (Peer Group Index)	-9.47
Source(s): ▼FactSet Research Systems Inc.; ∎RIMES Technologies Corp.; ♦Lipper Inc.

Market conditions and your Fund

Calendar year 2018 proved to be an increasingly volatile time for US equities. In January 2018, US equity markets steadily moved higher, as investors remained enthused about the passage of the Tax Cuts and Jobs Act signed into law in late December 2017. However, in February 2018, volatility returned to the US stock and bond markets. Worries about how rising interest rates might affect economic growth, concerns about a potential trade war and heightened geopolitical tensions caused the US stock markets to pull back and volatility to increase.

    US equity markets generally recovered in the second quarter of 2018 as strong US retail sales and low unemployment buoyed markets. Throughout the summer, US equities moved higher as corporate profits surged. Several US equity indexes reached new highs despite potential headwinds including trade tensions, tariff announcements and contagion concerns over a Turkish currency crisis. After a relatively quiet summer, market volatility noticeably rose in October, as US equity markets suffered a sharp sell-off through year-end, amid rising interest rates and concerns that higher inflation could mean a more restrictive monetary policy.

    Within the S&P 500 Index, health care, utilities and consumer discretionary were the best-performing sectors for the year while energy, materials and industrials were the worst-performing sectors. It is important to view the market’s performance within the context of a full market cycle. This cycle, which began in March 2009, is one of the longest expansions on record with one of the largest bull markets, despite a historically low recovery in revenue versus previous cycle troughs.1

    During the year, our management discipline remained unchanged. Our total return approach emphasizes long-term capital appreciation, current income and capital preservation. We believe the Fund may serve as an equity foundation within a well-diversified asset allocation strategy, complementing more aggressive and cyclical investments. We look for dividend-paying companies with strong profitability, solid balance sheets and capital allocation policies that support sustained or increasing dividends and share repurchases. We perform extensive fundamental research, incorporating both financial statement analysis and an assessment of the potential upside relative to the downside risk, to determine a fair valuation over our two- to three-year investment horizon for each stock. We believe this process may provide a valuable combination of dividend income, price appreciation and capital preservation. We also maintain a rigorous sell discipline and consider selling or reducing shares in stocks that no longer meet our investment criteria.

    Within the Fund’s style-specific benchmark, health care and utilities were the best-performing sectors, while industrials, energy and materials were the worst-performing sectors during the year. The Fund’s overweight position in the utilities sector contributed the most to its performance versus the style-specific index. Stock selection in the energy and consumer discretionary sectors and an underweight position in the financials sector also made positive contributions to relative performance. The Fund’s underweight position in the health care sector detracted the most from relative performance during the year. Stock selection in communication services, real estate and consumer staples also hurt relative performance.

    Holdings in the health care and utilities sectors were the largest contributors to the Fund’s performance relative to its style-specific benchmark for the year. Pharmaceutical companies Eli Lilly and Merck performed well within the sector during the year. Eli Lilly saw continued success in its diabetes platform. The company also spun out its animal health division, Elanco. Merck benefited from many positive trials within its immuno-oncology portfolio, strengthening its position in

Portfolio Composition

By sector	% of total net assets

Consumer Staples	22.4%
Utilities	18.0
Financials	13.0
Industrials	8.7
Health Care	8.4
Energy	6.4
Communication Services	6.1
Consumer Discretionary	4.7
Materials	3.2
Information Technology	1.2
Real Estate	1.1
Money Market Funds
Plus Other Assets Less Liabilities	6.8

Top 10 Equity Holdings*
% of total net assets

1. Coca-Cola Co. (The)	3.2%
2. AT&T Inc.	3.2
3. Exelon Corp.	2.8
4. General Mills, Inc.	2.7
5. Entergy Corp.	2.7
6. Hartford Financial Services
Group, Inc. (The)	2.7
7. Procter & Gamble Co. (The)	2.6
8. Dominion Energy, Inc.	2.4
9. PPL Corp.	2.3
10. Eli Lilly and Co.	2.1

Total Net Assets	$542.3 million

Total Number of Holdings*	70

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of December 31, 2018.

Invesco V.I. Diversified Dividend Fund

this growing market. Utility company Exelon also performed well during the year. The company benefited from regulatory changes that supported their merchant nuclear plants as well as their transmission and distribution businesses.

    Within the sector, consumer staples holdings General Mills and Kraft Heinz were among the largest detractors from the Fund’s performance versus the style-specific benchmark for the year. General Mills underperformed following the acquisition of Blue Buffalo (not a Fund holding), a premium pet food brand. Kraft Heinz saw a decline in profitability despite improved sales growth as customer service and transportation costs increased.

    Within the communications services sector, AT&T performed poorly during the year and detracted from the Fund’s performance relative to the style-specific benchmark. The company’s acquisition of Time Warner (not a Fund holding) was poorly received by investors and its entertainment services (DirecTV and U-verse) have been challenged by lower cost- streaming options.

    The Fund used currency forward contracts for the purpose of hedging currency exposure of some non-US-based companies held in the portfolio and not for speculative purposes or leverage. The use of currency forward contracts had a very small positive impact on the Fund’s relative performance during the year.

    The Fund has successfully navigated multiple market cycles with a consistent long-term mandate to emphasize capital appreciation, current income and capital preservation over a full market cycle.

    It has been our privilege to oversee Invesco V.I. Diversified Dividend Fund and we thank you for your continued investment.

1	Sources: National Bureau of Economic Research, Ned Davis Research and FactSet Research Systems Inc.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Meggan Walsh Chartered Financial Analyst, Portfolio Manager and Head of Invesco’s Dividend Value Team, is lead manager of
Invesco V.I. Diversified Dividend Fund. She joined Invesco in 1991. Ms. Walsh earned a BS in finance from the University of Maryland and an MBA from Loyola University Maryland.

Robert Botard Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. Diversified Dividend Fund. He joined
Invesco in 1993. Mr. Botard earned a BBA in finance and a BBA in international business from The University of Texas at Austin. He also earned a Master of International Management degree from the Thunderbird School of Global Management.

Kristina Bradshaw Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. Diversified Dividend Fund. She joined Invesco in 2006. Ms. Bradshaw earned a BBA with honors from The University of Texas at Austin and an MBA from Stanford University’s Graduate School of Business.

Chris McMeans Chartered Financial Analyst, Portfolio Manager is manager of Invesco V.I. Diversified Dividend Fund. He joined Invesco in 2008. Mr. McMeans earned a BA in economics from The University of Texas at Austin and an MBA with honors from the University of Houston.

Invesco V.I. Diversified Dividend Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/08

1	Source: FactSet Research Systems Inc.
2	Source: RIMES Technologies Corp.
3	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

Average Annual Total Returns
As of 12/31/18

Series I Shares
Inception (3/1/90)	7.65%
10 Years	11.00
5 Years	5.82
1 Year	-7.57

Series II Shares
Inception (6/5/00)	4.95%
10 Years	10.72
5 Years	5.56
1 Year	-7.82

Effective June 1, 2010, Class X and Class Y shares of the predecessor fund, Morgan Stanley Variable Investment Dividend Growth Portfolio, advised by Morgan Stanley Investment Advisors Inc. were reorganized into Series I and Series II shares, respectively, of Invesco V.I. Dividend Growth Fund (renamed Invesco V.I. Diversified Dividend Fund on April 30, 2012). Returns shown above, prior to June 1, 2010, for Series I and Series II shares are blended returns of the predecessor fund and Invesco V.I. Dividend Growth Fund. Share class returns will differ from the predecessor fund because of different expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures in the table and chart do not reflect deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund Shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.66% and 0.91%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.67% and 0.92%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. Diversified Dividend Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable

Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2020. See current prospectus for more information.

Invesco V.I. Diversified Dividend Fund

Invesco V.I. Diversified Dividend Fund’s investment objective is to provide reasonable current income and long-term growth of income and capital.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2018, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.

Principal risks of investing in the Fund

Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.

    Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.

    Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.

    Value investing style risk. A value investing style subjects the Fund to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market.

About indexes used in this report

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

    The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

    The Lipper VUF Large-Cap Value Funds Index is an unmanaged index considered representative of large-cap value variable insurance underlying funds tracked by Lipper.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

    Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Invesco V.I. Diversified Dividend Fund

Schedule of Investments(a)

December 31, 2018

	Shares	Value
Common Stocks & Other Equity Interests–93.20%
Aerospace & Defense–1.47%
General Dynamics Corp.	36,964	$5,811,110
Raytheon Co.	14,099	2,162,082
		7,973,192

Air Freight & Logistics–1.10%
United Parcel Service, Inc.–Class B	61,466	5,994,779

Apparel Retail–1.19%
TJX Cos., Inc. (The)	144,470	6,463,588

Apparel, Accessories & Luxury Goods–0.55%
Columbia Sportswear Co.	35,507	2,985,784

Asset Management & Custody Banks–0.61%
Federated Investors, Inc.–Class B	124,680	3,310,254

Brewers–2.16%
Anheuser-Busch InBev S.A./N.V. (Belgium)	38,029	2,514,088
Heineken N.V. (Netherlands)	104,375	9,199,335
		11,713,423

Construction Machinery & Heavy Trucks–0.79%
Cummins Inc.	32,024	4,279,687

Consumer Finance–1.61%
American Express Co.	91,496	8,721,399

Data Processing & Outsourced Services–1.17%
Automatic Data Processing, Inc.	48,267	6,328,769

Diversified Chemicals–0.25%
BASF SE (Germany)	19,780	1,368,841

Electric Utilities–12.16%
American Electric Power Co., Inc.	124,600	9,312,604
Duke Energy Corp.	101,291	8,741,413
Entergy Corp.	168,837	14,531,801
Exelon Corp.	330,942	14,925,484
PPL Corp.	436,339	12,361,484
SSE PLC (United Kingdom)	443,438	6,096,932
		65,969,718

Electrical Components & Equipment–2.18%
ABB Ltd. (Switzerland)	312,145	5,951,222
Emerson Electric Co.	84,813	5,067,577
nVent Electric PLC (United Kingdom)	36,152	811,974
		11,830,773

Fertilizers & Agricultural Chemicals–0.75%
Nutrien Ltd. (Canada)	86,131	4,045,356

Food Distributors–1.28%
Sysco Corp.	110,420	6,918,917

General Merchandise Stores–1.28%
Target Corp.	105,314	6,960,202

	Shares	Value
Health Care Equipment–0.51%
Stryker Corp.	17,485	$2,740,774

Household Products–4.43%
Kimberly-Clark Corp.	89,559	10,204,352
Procter & Gamble Co. (The)	150,148	13,801,604
		24,005,956

Industrial Conglomerates–1.05%
Siemens AG (Germany)	51,006	5,690,898

Industrial Machinery–2.14%
Flowserve Corp.	236,038	8,974,165
Pentair PLC (United Kingdom)	69,521	2,626,503
		11,600,668

Integrated Oil & Gas–3.95%
Royal Dutch Shell PLC–Class B (Netherlands)	102,643	3,054,324
Suncor Energy, Inc. (Canada)	271,857	7,592,959
TOTAL S.A. (France)	203,933	10,773,376
		21,420,659

Integrated Telecommunication Services–6.12%
AT&T Inc.	599,242	17,102,367
BT Group PLC (United Kingdom)	2,530,078	7,658,616
Deutsche Telekom AG (Germany)	497,608	8,449,389
		33,210,372

Motorcycle Manufacturers–1.11%
Harley-Davidson, Inc.	176,720	6,029,686

Multi-Line Insurance–2.66%
Hartford Financial Services Group, Inc. (The)	324,098	14,406,156

Multi-Utilities–5.89%
Consolidated Edison, Inc.	125,244	9,576,156
Dominion Energy, Inc.	179,586	12,833,216
Sempra Energy	88,170	9,539,112
		31,948,484

Oil & Gas Equipment & Services–0.72%
Baker Hughes, a GE Co.	182,446	3,922,589

Oil & Gas Exploration & Production–1.69%
ConocoPhillips	146,719	9,147,930

Packaged Foods & Meats–8.50%
Campbell Soup Co.	238,038	7,852,874
Danone S.A. (France)	63,783	4,495,111
General Mills, Inc.	377,290	14,691,672
Kraft Heinz Co. (The)	116,249	5,003,357
Mondelez International, Inc.–Class A	207,147	8,292,094
Nestle S.A. (Switzerland)	70,784	5,754,799
		46,089,907

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Diversified Dividend Fund

	Shares	Value
Paper Packaging–2.23%
Avery Dennison Corp.	27,399	$2,461,252
International Paper Co.	136,278	5,500,180
Sonoco Products Co.	78,344	4,162,417
		12,123,849

Personal Products–1.36%
L’Oreal S.A. (France)	32,164	7,383,311

Pharmaceuticals–7.93%
Bayer AG (Germany)	87,157	6,047,528
Bristol-Myers Squibb Co.	186,167	9,676,961
Eli Lilly and Co.	99,690	11,536,127
Johnson & Johnson	45,566	5,880,292
Merck & Co., Inc.	128,865	9,846,574
		42,987,482

Property & Casualty Insurance–1.54%
Travelers Cos., Inc. (The)	69,629	8,338,073

Regional Banks–6.58%
Cullen/Frost Bankers, Inc.	38,015	3,343,039
Fifth Third Bancorp	185,567	4,366,392
KeyCorp	224,492	3,317,992
M&T Bank Corp.	71,932	10,295,627
PNC Financial Services Group, Inc. (The)	54,022	6,315,712
Zions Bancorp., N.A.	196,957	8,024,028
		35,662,790

	Shares	Value
Restaurants–0.52%
Darden Restaurants, Inc.	28,302	$2,826,238

Soft Drinks–3.21%
Coca-Cola Co. (The)	367,882	17,419,213

Specialized REITs–1.06%
Weyerhaeuser Co.	263,553	5,761,268

Tobacco–1.45%
Altria Group, Inc.	76,122	3,759,666
Philip Morris International Inc.	61,582	4,111,214
		7,870,880
Total Common Stocks & Other Equity Interests (Cost $438,920,295)		505,451,865

Money Market Funds–6.91%
Invesco Government & Agency Portfolio–Institutional Class, 2.30%(b)	14,251,288	14,251,288
Invesco Liquid Assets Portfolio–Institutional Class, 2.48%(b)	10,233,528	10,234,552
Invesco Treasury Portfolio–Institutional Class, 2.30%(b)	13,011,121	13,011,121
Total Money Market Funds (Cost $37,497,442)		37,496,961
TOTAL INVESTMENTS IN SECURITIES–100.11% (Cost $476,417,737)		542,948,826
OTHER ASSETS LESS LIABILITIES–(0.11)%		(599,204)
NET ASSETS–100.00%		$542,349,622

Investment Abbreviations:

REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of December 31, 2018.

Open Forward Foreign Currency Contracts
		Contract to				Unrealized Appreciation (Depreciation)
Settlement Date	Counterparty	Deliver		Receive
02/08/2019	Barclays Bank PLC	USD	729,645	EUR	637,833	$3,348
Subtotal — Appreciation						3,348
02/08/2019	Citibank N.A.	EUR	7,411,216	USD	8,432,555	(84,363)
02/08/2019	Goldman Sachs International	EUR	9,177,744	USD	8,067,043	(92,849)
02/08/2019	JP Morgan Chase Bank N.A	EUR	7,411,215	USD	8,435,446	(81,473)
Subtotal — Depreciation						(258,685)
Total Forward Foreign Currency Contracts — Currency Risk						$(255,337)

Abbreviations:

EUR	– Euro
USD	– U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Diversified Dividend Fund

Statement of Assets and Liabilities

December 31, 2018

Statement of Operations

For the year ended December 31, 2018

Assets:
Investments in securities, at value (Cost $438,920,295)	$505,451,865
Investments in affiliated money market funds, at value (Cost $37,497,442)	37,496,961
Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	3,348
Foreign currencies, at value (Cost $149,813)	149,864
Receivable for:
Fund shares sold	158,065
Dividends and interest	1,331,278
Investment for trustee deferred compensation and retirement plans	77,685
Total assets	544,669,066

Liabilities:
Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	258,685
Payable for:
Investments purchased	865,072
Amount due to custodian	167,088
Fund shares reacquired	559,145
Accrued fees to affiliates	317,819
Accrued trustees’ and officers’ fees and benefits	5,488
Accrued other operating expenses	32,330
Trustee deferred compensation and retirement plans	113,817
Total liabilities	2,319,444
Net assets applicable to shares outstanding	$542,349,622

Net assets consist of:
Shares of beneficial interest	$438,205,398
Distributable earnings	104,144,224
$542,349,622

Net Assets:
Series I	$337,460,810
Series II	$204,888,812

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	14,235,964
Series II	8,704,333
Series I:
Net asset value per share	$23.70
Series II:
Net asset value per share	$23.54

Investment income:
Dividends (net of foreign withholding taxes of $354,671)	$17,815,222
Dividends from affiliated money market funds	933,461
Total investment income	18,748,683

Expenses:
Advisory fees	2,918,704
Administrative services fees	926,261
Custodian fees	36,532
Distribution fees — Series II	575,583
Transfer agent fees	24,978
Trustees’ and officers’ fees and benefits	29,156
Reports to shareholders	8,909
Professional services fees	49,867
Other	11,189
Total expenses	4,581,179
Less: Fees waived	(63,163)
Net expenses	4,518,016
Net investment income	14,230,667

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	24,024,604
Foreign currencies	(6,019)
Forward foreign currency contracts	1,465,953
25,484,538
Change in net unrealized appreciation (depreciation) of:
Investment securities	(86,060,784)
Foreign currencies	(2,437)
Forward foreign currency contracts	246,661
(85,816,560)
Net realized and unrealized gain (loss)	(60,332,022)
Net increase (decrease) in net assets resulting from operations	$(46,101,355)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Diversified Dividend Fund

Statement of Changes in Net Assets

For the years ended December 31, 2018 and 2017

	2018	2017
Operations:
Net investment income	$14,230,667	$13,317,506
Net realized gain	25,484,538	23,965,217
Change in net unrealized appreciation (depreciation)	(85,816,560)	17,403,668
Net increase (decrease) in net assets resulting from operations	(46,101,355)	54,686,391

Distributions to shareholders from distributable earnings(1):
Series I	(22,064,854)	(22,172,434)
Series II	(12,822,377)	(11,625,406)
Total distributions from distributable earnings	(34,887,231)	(33,797,840)

Share transactions–net:
Series I	(48,998,234)	(16,772,830)
Series II	(7,380,757)	20,130,628
Net increase (decrease) in net assets resulting from share transactions	(56,378,991)	3,357,798
Net increase (decrease) in net assets	(137,367,577)	24,246,349

Net assets:
Beginning of year	679,717,199	655,470,850
End of year	$542,349,622	$679,717,199

(1)

For the year ended December 31, 2017, distributions to shareholders from distributable earnings consisted of distributions from net investment income and distributions from net realized gains. The Securities and Exchange Commission eliminated the requirement to disclose the distribution components separately, except for tax return of capital. For the year ended December 31, 2017, distributions from net investment income were $7,270,269 and $3,521,736 and distributions from net realized gains were $14,902,165 and $8,103,670 for Series I and Series II, respectively.

Notes to Financial Statements

December 31, 2018

NOTE 1—Significant Accounting Policies

Invesco V.I. Diversified Dividend Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is to provide reasonable current income and long-term growth of income and capital.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for

Invesco V.I. Diversified Dividend Fund

unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain

Invesco V.I. Diversified Dividend Fund

tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.545%
Next $750 million	0.42%
Next $1 billion	0.395%
Over $2 billion	0.37%

For the year ended December 31, 2018, the effective advisory fees incurred by the Fund was 0.47%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, formerly Invesco PowerShares Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the

Invesco V.I. Diversified Dividend Fund

fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2019, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2019. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2020, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2018, the Adviser waived advisory fees of $63,163.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2018, Invesco was paid $147,721 for accounting and fund administrative services and was reimbursed $778,540 for fees paid to insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2018, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Invesco V.I. Diversified Dividend Fund

The following is a summary of the tiered valuation input levels, as of December 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$449,579,950	$55,871,915	$—	$505,451,865
Money Market Funds	37,496,961	—	—	37,496,961
Total Investments in Securities	487,076,911	55,871,915	—	542,948,826

Other Investments — Assets*
Forward Foreign Currency Contracts	—	3,348	—	3,348

Other Investments — Liabilities*
Forward Foreign Currency Contracts	—	(258,685)	—	(258,685)
Total Other Investments	—	(255,337)	—	(255,337)
Total Investments	$487,076,911	$55,616,578	$—	$542,693,489

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2018:

Value
Derivative Assets	Currency Risk
Unrealized appreciation on forward foreign currency contracts outstanding	$3,348
Derivatives not subject to master netting agreements	—
Total Derivative Assets subject to master netting agreements	$3,348

Value
Derivative Liabilities	Currency Risk
Unrealized depreciation on forward foreign currency contracts outstanding	$(258,685)
Derivatives not subject to master netting agreements	—
Total Derivative Liabilities subject to master netting agreements	$(258,685)

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of December 31, 2018.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Barclays Bank PLC	$3,348	$—	$3,348	$—	$—	$3,348
Citibank N.A.	—	(84,363)	(84,363)	—	—	(84,363)
Goldman Sachs International	—	(92,849)	(92,849)	—	—	(92,849)
JP Morgan Chase Bank N.A.	—	(81,473)	(81,473)	—	—	(81,473)
Total	$3,348	$(258,685)	$(255,337)	$—	$—	$(255,337)

Invesco V.I. Diversified Dividend Fund

Effect of Derivative Investments for the year ended December 31, 2018

The table below summarizes the gains on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on Statement of Operations
Currency Risk
Realized Gain:
Forward foreign currency contracts	$1,465,953
Change in Net Unrealized Appreciation:
Forward foreign currency contracts	246,661
Total	$1,712,614

The table below summarizes the average notional value of forward foreign currency contracts outstanding during the period.

Forward Foreign Currency Contracts
Average notional value	$26,158,008

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2018 and 2017:

	2018	2017
Ordinary income	$13,981,690	$10,792,005
Long-term capital gain	20,905,541	23,005,835
Total distributions	$34,887,231	$33,797,840

Tax Components of Net Assets at Period-End:

2018
Undistributed ordinary income	$14,390,448
Undistributed long-term gain	24,130,336
Net unrealized appreciation — investments	65,731,446
Net unrealized appreciation (depreciation) — foreign currencies	(37)
Temporary book/tax differences	(107,969)
Shares of beneficial interest	438,205,398
Total net assets	$542,349,622

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales and forward foreign currency contracts.

Invesco V.I. Diversified Dividend Fund

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2018.

NOTE 8—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2018 was $58,946,746 and $104,471,757, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$96,692,926
Aggregate unrealized (depreciation) of investments	(30,961,480)
Net unrealized appreciation of investments	$65,731,446

Cost of investments for tax purposes is $476,962,043.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, on December 31, 2018, undistributed net investment income was decreased by $5,104 and undistributed net realized gain was increased by $5,104. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 10—Share Information

	Summary of Share Activity
	Years ended December 31,
	2018(a)		2017
	Shares	Amount	Shares	Amount
Sold:
Series I	1,113,850	$29,225,680	1,525,555	$41,126,302
Series II	628,883	16,528,837	1,317,421	35,352,684

Issued as reinvestment of dividends:
Series I	836,424	22,064,855	845,631	22,172,434
Series II	489,217	12,822,377	446,102	11,625,406

Reacquired:
Series I	(3,794,255)	(100,288,769)	(2,963,737)	(80,071,566)
Series II	(1,398,007)	(36,731,971)	(998,279)	(26,847,462)
Net increase (decrease) in share activity	(2,123,888)	$(56,378,991)	172,693	$3,357,798

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 68% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Diversified Dividend Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Series I
Year ended 12/31/18	$27.18	$0.63	$(2.53)	$(1.90)	$(0.65)	$(0.93)	$(1.58)	$23.70	(7.57)%	$337,461	0.64	%(d)	0.65	%(d)	2.38	%(d)	10%
Year ended 12/31/17	26.38	0.56	1.65	2.21	(0.46)	(0.95)	(1.41)	27.18	8.58	437,104	0.64		0.65		2.06		16
Year ended 12/31/16	23.27	0.50	2.93	3.43	(0.32)	—	(0.32)	26.38	14.81	439,857	0.66		0.68		2.02		14
Year ended 12/31/15	23.21	0.43	0.04	0.47	(0.41)	—	(0.41)	23.27	2.07	333,573	0.70		0.71		1.84		15
Year ended 12/31/14	20.93	0.40	2.26	2.66	(0.38)	—	(0.38)	23.21	12.83	330,370	0.72		0.73		1.80		6
Series II
Year ended 12/31/18	27.00	0.56	(2.51)	(1.95)	(0.58)	(0.93)	(1.51)	23.54	(7.78)	204,889	0.89	(d)	0.90	(d)	2.13	(d)	10
Year ended 12/31/17	26.23	0.49	1.64	2.13	(0.41)	(0.95)	(1.36)	27.00	8.31	242,614	0.89		0.90		1.81		16
Year ended 12/31/16	23.16	0.43	2.92	3.35	(0.28)	—	(0.28)	26.23	14.54	215,614	0.91		0.93		1.77		14
Year ended 12/31/15	23.11	0.37	0.04	0.41	(0.36)	—	(0.36)	23.16	1.82	132,477	0.95		0.96		1.59		15
Year ended 12/31/14	20.85	0.34	2.25	2.59	(0.33)	—	(0.33)	23.11	12.54	105,813	0.97		0.98		1.55		6

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $390,292 and $230,233 for Series I and Series II shares, respectively.

Invesco V.I. Diversified Dividend Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

and Shareholders of Invesco V.I. Diversified Dividend Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. Diversified Dividend Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

February 14, 2019

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. Diversified Dividend Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2018 through December 31, 2018.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (07/01/18)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/18)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/18)	Expenses Paid During Period[2]
Series I	$1,000.00	$944.40	$3.09	$1,022.03	$3.21	0.63%
Series II	1,000.00	943.50	4.31	1,020.77	4.48	0.88

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2018 through December 31, 2018, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Diversified Dividend Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2018:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$20,905,541
Corporate Dividends Received Deduction*	99.70%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Diversified Dividend Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

Invesco V.I. Diversified Dividend Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesse Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	1998	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	158	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None
Christopher L. Wilson — 1957 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	ISO New England, Inc. (non-profit organization managing regional electricity market)

Invesco V.I. Diversified Dividend Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor — 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC; Secretary and Vice President, Jemstep, Inc.

Formerly: Head of Legal, Worldwide Institutional; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

Invesco V.I. Diversified Dividend Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. Diversified Dividend Fund

Annual Report to Shareholders	December 31, 2018

Invesco V.I. Equally-Weighted S&P 500 Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The Fund’s Form N-Q (or any successor Form) filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q (or any successor Form), have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Invesco Distributors, Inc.                                                                           MS-VIEWSP-AR-1            02152019    1149

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2018, Series I shares of Invesco V.I. Equally-Weighted S&P 500 Fund (the Fund) underperformed the S&P 500 Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/17 to 12/31/18, excluding variable product issuer charges.

If variable product issuer charges were included, returns would be lower.

Series I Shares	-7.87%
Series II Shares	-8.11
S&P 500 Index▼ (Broad Market Index)	-4.38
S&P 500 Equal Weight Index▼ (Style-Specific Index)	-7.64
Lipper VUF Multi-Cap Core Funds Index∎ (Peer Group Index)	-7.63
Source(s): ▼FactSet Research Systems Inc.; ∎Lipper Inc.

Market conditions and your Fund

Calendar year 2018 proved to be an increasingly volatile time for US equities. In January 2018, US equity markets steadily moved higher, as investors remained enthused about the passage of the Tax Cuts and Jobs Act signed into law in late December 2017. However, in February 2018, volatility returned to the US stock and bond markets. Worries about how rising interest rates might affect economic growth, concerns about a potential trade war and heightened geopolitical tensions caused the US stock markets to pull back and volatility to increase.

    US equity markets generally recovered in the second quarter of 2018 as strong US retail sales and low unemployment buoyed markets. Throughout the summer, US equities moved higher as corporate profits surged. Several US equity indexes reached new highs despite potential headwinds including trade tensions, tariff announcements and contagion concerns over a Turkish currency crisis. After a relatively quiet summer, market volatility noticeably rose in October, as US equity markets suffered a sharp sell-off through year-end, amid rising interest rates and concerns that higher inflation could mean a more restrictive monetary policy. In this environment, there was a flight to safety, as investors fled to defensive areas of the equities markets, like health care and utilities, and US Treasuries.

    Given signs of a strong economy, the US Federal Reserve raised interest rates four times during the year: in March, June, September and December 2018. Following December’s Federal Reserve meeting, Chairman Jerome Powell raised interest rates for the fourth time in 2018 by 25 basis points to a targeted range of 2.25% to 2.50%, and lowered guidance from three to two rate hikes in 2019, signaling a slightly more dovish stance than expected.1 In contrast, the European Central Bank and central banks in several other countries maintained extraordinarily accommodative monetary policies.

    Invesco V.I. Equally-Weighted S&P 500 Fund seeks total return through growth of capital and current income. The Fund invests in a diversified portfolio of common stocks represented in the S&P 500 Index. The Fund generally invests in each common stock included in the S&P 500 Index in approximately equal proportions, which differs from the S&P 500 Index because stocks in the S&P 500 Index are represented in proportion to their market value or market capitalization. Due to the equally-weighted nature of the Fund and the capitalization-weighted nature of the S&P 500 Index, the Fund will lag when mega- and large-cap stocks outperform mid-cap stocks.

    During the year, the sectors that contributed the most to the Fund’s absolute performance were information technology (IT) and real estate. Relative to the S&P 500 Index, underweight allocation to the communication services sector and overweight allocations to the real estate and utilities sectors contributed to the Fund’s results.

    The energy, financials and industrials sectors were the top detractors from the Fund’s absolute performance for the year. Overweight allocation to the consumer discretionary sector and underweight allocation to the health care sector detracted from the Fund’s results. In general, the Fund’s underweight exposure to mega-cap stocks and overweight exposure to mid-cap stocks were key detractors.

    The most significant contributor to the Fund’s absolute and relative results for the year was Advanced Micro Devices. This holding generated a nearly 70% return during the year.

    During the year, the largest detractors from the Fund’s performance versus the S&P 500 Index included Coty, Nektar Therapeutics and Mohawk Industries.

Portfolio Composition
By sector % of total net assets

Financials	13.7%
Industrials	13.6
Information Technology	13.2
Consumer Discretionary	12.9
Health Care	12.0
Consumer Staples	6.3
Real Estate	6.1
Energy	5.7
Utilities	5.4
Materials	5.0
Communication Services	4.2
Money Market Funds Plus Other Assets Less Liabilities	1.9

Top 10 Equity Holdings*
% of total net assets

1. Kohl’s Corp.	0.2%
2. Foot Locker, Inc.	0.2
3. Hartford Financial Services Group, Inc. (The)	0.2
4. AbbVie Inc.	0.2
5. General Electric Co.	0.2
6. MetLife, Inc.	0.2
7. Dollar Tree, Inc.	0.2
8. American International Group, Inc.	0.2
9. Ross Stores, Inc.	0.2
10. FleetCor Technologies Inc.	0.2

Total Net Assets	$259.3 million

Total Number of Holdings*	505

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of December 31, 2018.

Invesco V.I. Equally-Weighted S&P 500 Fund

    Please note, the Fund’s strategy is principally implemented through equity investments, but the Fund may also use S&P 500 futures contracts, which are derivative instruments used to gain exposure to the equity market. During the year, the Fund invested in S&P 500 futures contracts, which generated a negative return and detracted from absolute performance. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    We welcome new investors who joined the Fund during the year and thank you for your investment in Invesco V.I. Equally-Weighted S&P 500 Fund.

1	Source: US Federal Reserve

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Anthony Munchak Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. Equally-Weighted
S&P 500 Fund. He joined Invesco in 2000. Mr. Munchak earned a BS and an MS in finance from Boston College and an MBA from Bentley College.

Glen Murphy Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. Equally-Weighted
S&P 500 Fund. He joined Invesco in 1995. Mr. Murphy earned a BA from the University of Massachusetts at Amherst and an MS in finance from Boston College.

Francis Orlando Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. Equally-Weighted
S&P 500 Fund. He joined Invesco in 1987. Mr. Orlando earned a BA in business administration from Merrimack College and an MBA from Boston University.

Daniel Tsai Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. Equally-Weighted
S&P 500 Fund. He joined Invesco in 2000. Mr. Tsai earned a BS in mechanical engineering from National Taiwan University, an MS in mechanical engineering from the University of Michigan and an MS in computer science from Wayne State University.

Anne Unflat Portfolio Manager, is manager of Invesco V.I. Equally-Weighted S&P 500 Fund. She joined Invesco in 1988. Ms. Unflat earned a BA in economics from Queens College and an MBA in finance from St. John’s University.

Invesco V.I. Equally-Weighted S&P 500 Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/08

1	Source: FactSet Research Systems Inc.
2	Source: Lipper Inc.

Past performance cannot guarantee

comparable future results.

Average Annual Total Returns
As of 12/31/18

Series I Shares
Inception (11/9/94)	10.09%
10 Years	14.44
5 Years	6.70
1 Year	-7.87

Series II Shares
Inception (7/24/00)	7.93%
10 Years	14.16
5 Years	6.44
1 Year	-8.11

Effective June 1, 2010, Class X and Class Y shares of the predecessor fund, Morgan Stanley V.I. Select Dimensions Equally-Weighted S&P 500 Fund, advised by Morgan Stanley Investment Advisors Inc. were reorganized into Series I and Series II shares, respectively, of Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund (renamed Invesco V.I. Equally-Weighted S&P 500 Fund on April 30, 2012). Returns shown above, prior to June 1, 2010, for Series I and Series II shares are blended returns of the predecessor fund and Invesco V.I. Equally-Weighted S&P 500 Fund. Share class returns will differ from the predecessor fund because of different expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures in the table and chart do not reflect deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.32% and 0.57%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. Equally-Weighted S&P 500 Fund, a series portfolio of AIM Variable Insurance Funds (Invesco

Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Equally-Weighted S&P 500 Fund

Invesco V.I. Equally-Weighted S&P 500 Fund’s investment objective is to achieve a high level of total return on its assets through a combination of capital appreciation and current income.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2018, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.

Principal risks of investing in the Fund

Depositary receipts risk. Investing in depositary receipts involves the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.

    Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Derivatives strategies may not always be successful. For example, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

    Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.

    Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.

    Indexing risk. The Fund is operated as a passively managed index fund and, therefore, the adverse performance of a particular security necessarily will not result in the elimination of the security from the Fund’s portfolio. Ordinarily, the Adviser will not sell the Fund’s portfolio securities except to reflect additions or deletions of the securities that comprise the Index, or as may be necessary to raise cash to pay Fund shareholders who sell Fund shares. As such, the Fund will be negatively affected by declines in the securities represented by the Index. Also, there is no guarantee that the Adviser will be able to correlate the Fund’s performance with that of the Index.

    Market risk. The market values of the

Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.

About indexes used in this report

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

    The S&P 500® Equal Weight Index is the equally weighted version of the S&P 500 Index.

    The Lipper VUF Multi-Cap Core Funds Index is an unmanaged index considered representative of multicap core variable insurance underlying funds tracked by Lipper.

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

    Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Invesco V.I. Equally-Weighted S&P 500 Fund

Schedule of Investments(a)

December 31, 2018

	Shares	Value
Common Stocks & Other Equity Interests–98.12%
Advertising–0.39%
Interpublic Group of Cos., Inc. (The)	23,899	$493,036
Omnicom Group Inc.	7,004	512,973
		1,006,009

Aerospace & Defense–2.27%
Arconic Inc.	26,889	453,349
Boeing Co. (The)	1,658	534,705
General Dynamics Corp.	3,140	493,639
Harris Corp.	3,573	481,104
Huntington Ingalls Industries, Inc.	2,676	509,270
L3 Technologies, Inc.	2,761	479,475
Lockheed Martin Corp.	1,844	482,833
Northrop Grumman Corp.	2,020	494,698
Raytheon Co.	3,124	479,065
Textron Inc.	10,729	493,427
TransDigm Group, Inc.(b)	1,530	520,292
United Technologies Corp.	4,467	475,646
		5,897,503

Agricultural & Farm Machinery–0.20%
Deere & Co.	3,561	531,194

Agricultural Products–0.19%
Archer-Daniels-Midland Co.	11,930	488,772

Air Freight & Logistics–0.78%
C.H. Robinson Worldwide, Inc.	6,270	527,244
Expeditors International of Washington, Inc.	7,530	512,718
FedEx Corp.	2,882	464,953
United Parcel Service, Inc.–Class B	5,380	524,711
		2,029,626

Airlines–0.98%
Alaska Air Group, Inc.	8,519	518,381
American Airlines Group Inc.	16,377	525,866
Delta Air Lines, Inc.	9,919	494,958
Southwest Airlines Co.	10,596	492,502
United Continental Holdings Inc.(b)	6,049	506,483
		2,538,190

Alternative Carriers–0.18%
CenturyLink Inc.	31,223	473,028

Apparel Retail–1.01%
Foot Locker, Inc.	10,775	573,230
Gap, Inc. (The)	19,947	513,835
L Brands, Inc.	17,216	441,935
Ross Stores, Inc.	6,700	557,440
TJX Cos., Inc. (The)	11,737	525,113
		2,611,553

	Shares	Value
Apparel, Accessories & Luxury Goods–1.39%
Hanesbrands, Inc.	39,115	$490,111
Michael Kors Holdings Ltd.(b)	13,990	530,501
PVH Corp.	5,694	529,257
Ralph Lauren Corp.	5,229	540,993
Tapestry, Inc.	15,340	517,725
Under Armour, Inc.–Class A(b)(c)	14,281	252,345
Under Armour, Inc.–Class C(b)	14,641	236,745
VF Corp.	7,062	503,803
		3,601,480

Application Software–1.60%
Adobe Inc.(b)	2,307	521,936
ANSYS, Inc.(b)	3,544	506,579
Autodesk, Inc.(b)	4,035	518,941
Cadence Design Systems, Inc.(b)	12,280	533,935
Citrix Systems, Inc.	4,863	498,263
Intuit Inc.	2,641	519,881
salesforce.com, inc.(b)	3,890	532,813
Synopsys, Inc.(b)	6,055	510,073
		4,142,421

Asset Management & Custody Banks–1.81%
Affiliated Managers Group, Inc.	5,557	541,474
Ameriprise Financial, Inc.	4,817	502,750
Bank of New York Mellon Corp. (The)	10,905	513,298
BlackRock, Inc.	1,388	545,234
Franklin Resources, Inc.	16,920	501,847
Invesco Ltd.(d)	31,315	524,213
Northern Trust Corp.	6,145	513,661
State Street Corp.	8,354	526,887
T. Rowe Price Group Inc.	5,771	532,779
		4,702,143

Auto Parts & Equipment–0.40%
Aptiv PLC	8,047	495,454
BorgWarner, Inc.	15,327	532,460
		1,027,914

Automobile Manufacturers–0.38%
Ford Motor Co.	62,301	476,603
General Motors Co.	15,122	505,831
		982,434

Automotive Retail–0.81%
Advance Auto Parts, Inc.	3,240	510,170
AutoZone, Inc.(b)	609	510,549
CarMax, Inc.(b)	8,671	543,932
O’Reilly Automotive, Inc.(b)	1,524	524,759
		2,089,410

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equally-Weighted S&P 500 Fund

	Shares	Value
Biotechnology–1.79%
AbbVie Inc.	6,199	$571,486
Alexion Pharmaceuticals, Inc.(b)	4,850	472,196
Amgen Inc.	2,763	537,873
Biogen Inc.(b)	1,687	507,652
Celgene Corp.(b)	7,782	498,748
Gilead Sciences, Inc.	8,094	506,280
Incyte Corp.(b)	8,011	509,420
Regeneron Pharmaceuticals, Inc.(b)	1,392	519,912
Vertex Pharmaceuticals Inc.(b)	3,120	517,015
		4,640,582

Brewers–0.18%
Molson Coors Brewing Co.–Class B	8,560	480,730

Broadcasting–0.37%
CBS Corp.–Class B	11,046	482,931
Discovery, Inc.–Class A(b)(c)	6,040	149,430
Discovery, Inc.–Class C(b)	13,905	320,927
		953,288

Building Products–0.98%
A.O. Smith Corp.	12,817	547,286
Allegion PLC	6,146	489,898
Fortune Brands Home & Security, Inc.	13,131	498,847
Johnson Controls International PLC	16,602	492,249
Masco Corp.	17,968	525,384
		2,553,664

Cable & Satellite–0.55%
Charter Communications, Inc.–Class A(b)	1,715	488,724
Comcast Corp.–Class A	14,606	497,334
DISH Network Corp.–Class A(b)	17,317	432,405
		1,418,463

Casinos & Gaming–0.38%
MGM Resorts International	20,060	486,656
Wynn Resorts Ltd.	4,974	491,978
		978,634

Commodity Chemicals–0.21%
LyondellBasell Industries N.V.–Class A	6,446	536,049

Communications Equipment–0.97%
Arista Networks Inc.(b)	2,407	507,155
Cisco Systems, Inc.	11,584	501,935
F5 Networks, Inc.(b)	3,207	519,630
Juniper Networks, Inc.	19,114	514,358
Motorola Solutions, Inc.	4,190	482,017
		2,525,095

Computer & Electronics Retail–0.20%
Best Buy Co., Inc.	9,586	507,675

Construction & Engineering–0.61%
Fluor Corp.	16,133	519,483
Jacobs Engineering Group Inc.	9,041	528,537

	Shares	Value
Construction & Engineering–(continued)
Quanta Services, Inc.	17,535	$527,803
		1,575,823

Construction Machinery & Heavy Trucks–0.62%
Caterpillar Inc.	4,186	531,915
Cummins Inc.	3,965	529,882
PACCAR Inc.	9,383	536,145
		1,597,942

Construction Materials–0.40%
Martin Marietta Materials, Inc.	3,026	520,079
Vulcan Materials Co.	5,327	526,307
		1,046,386

Consumer Electronics–0.20%
Garmin Ltd.	8,147	515,868

Consumer Finance–0.78%
American Express Co.	5,021	478,602
Capital One Financial Corp.	6,741	509,552
Discover Financial Services	8,585	506,343
Synchrony Financial	22,024	516,683
		2,011,180

Copper–0.20%
Freeport-McMoRan Inc.	50,217	517,737

Data Processing & Outsourced Services–2.79%
Alliance Data Systems Corp.	3,064	459,845
Automatic Data Processing, Inc.	3,936	516,088
Broadridge Financial Solutions, Inc.	5,493	528,701
Fidelity National Information Services, Inc.	5,075	520,441
Fiserv, Inc.(b)	6,958	511,344
FleetCor Technologies Inc.(b)	2,999	556,974
Global Payments Inc.	5,224	538,751
Jack Henry & Associates, Inc.	4,039	511,014
Mastercard Inc.–Class A	2,716	512,374
Paychex, Inc.	8,026	522,894
PayPal Holdings, Inc.(b)	6,177	519,424
Total System Services, Inc.	6,271	509,770
Visa Inc.–Class A	3,928	518,260
Western Union Co. (The)	29,197	498,101
		7,223,981

Department Stores–0.62%
Kohl’s Corp.	8,666	574,902
Macy’s, Inc.	17,340	516,385
Nordstrom, Inc.	10,919	508,935
		1,600,222

Distillers & Vintners–0.39%
Brown-Forman Corp.–Class B	11,278	536,607
Constellation Brands, Inc.–Class A	2,927	470,720
		1,007,327

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equally-Weighted S&P 500 Fund

	Shares	Value
Distributors–0.40%
Genuine Parts Co.	5,366	$515,243
LKQ Corp.(b)	21,576	511,999
		1,027,242

Diversified Banks–0.99%
Bank of America Corp.	21,682	534,244
Citigroup Inc.	9,647	502,223
JPMorgan Chase & Co.	5,292	516,605
U.S. Bancorp	10,888	497,582
Wells Fargo & Co.	11,404	525,496
		2,576,150

Diversified Chemicals–0.42%
DowDuPont Inc.	10,056	537,795
Eastman Chemical Co.	7,423	542,695
		1,080,490

Diversified Support Services–0.41%
Cintas Corp.	3,126	525,137
Copart, Inc.(b)	11,048	527,873
		1,053,010

Drug Retail–0.18%
Walgreens Boots Alliance, Inc.	6,740	460,544

Electric Utilities–2.89%
Alliant Energy Corp.	11,711	494,790
American Electric Power Co., Inc.	6,633	495,750
Duke Energy Corp.	5,848	504,682
Edison International	8,899	505,196
Entergy Corp.	5,912	508,846
Evergy, Inc.	8,767	497,703
Eversource Energy	7,607	494,759
Exelon Corp.	11,278	508,638
FirstEnergy Corp.	13,567	509,441
NextEra Energy, Inc.	2,928	508,945
PG&E Corp.(b)	20,407	484,666
Pinnacle West Capital Corp.	5,804	494,501
PPL Corp.	17,351	491,554
Southern Co. (The)	11,214	492,519
Xcel Energy, Inc.	9,988	492,109
		7,484,099

Electrical Components & Equipment–0.79%
AMETEK, Inc.	7,540	510,458
Eaton Corp. PLC	7,520	516,323
Emerson Electric Co.	8,781	524,665
Rockwell Automation, Inc.	3,385	509,375
		2,060,821

Electronic Components–0.40%
Amphenol Corp.–Class A	6,376	516,584
Corning Inc.	16,925	511,304
		1,027,888

	Shares	Value
Electronic Equipment & Instruments–0.41%
FLIR Systems, Inc.	12,309	$535,934
Keysight Technologies, Inc.(b)	8,631	535,812
		1,071,746

Electronic Manufacturing Services–0.41%
IPG Photonics Corp.(b)	4,497	509,465
TE Connectivity Ltd.	7,270	549,830
		1,059,295

Environmental & Facilities Services–0.60%
Republic Services, Inc.	7,132	514,146
Rollins, Inc.	14,510	523,811
Waste Management, Inc.	5,823	518,189
		1,556,146

Fertilizers & Agricultural Chemicals–0.60%
CF Industries Holdings, Inc.	12,619	549,053
FMC Corp.	6,873	508,327
Mosaic Co. (The)	17,160	501,243
		1,558,623

Financial Exchanges & Data–1.40%
Cboe Global Markets, Inc.	5,261	514,684
CME Group Inc.–Class A	2,828	532,003
Intercontinental Exchange, Inc.	6,884	518,572
Moody’s Corp.	3,646	510,586
MSCI Inc.	3,527	519,985
Nasdaq, Inc.	6,133	500,269
S&P Global Inc.	3,185	541,259
		3,637,358

Food Distributors–0.20%
Sysco Corp.	8,117	508,611

Food Retail–0.19%
Kroger Co. (The)	17,962	493,955

Footwear–0.21%
NIKE, Inc.–Class B	7,317	542,482

General Merchandise Stores–0.63%
Dollar General Corp.	5,056	546,452
Dollar Tree, Inc.(b)	6,181	558,268
Target Corp.	7,901	522,177
		1,626,897

Gold–0.21%
Newmont Mining Corp.	15,934	552,113

Health Care Distributors–0.77%
AmerisourceBergen Corp.	6,721	500,043
Cardinal Health, Inc.	10,603	472,894
Henry Schein, Inc.(b)	6,591	517,525
McKesson Corp.	4,543	501,865
		1,992,327

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equally-Weighted S&P 500 Fund

	Shares	Value
Health Care Equipment–3.02%
Abbott Laboratories	7,500	$542,475
ABIOMED, Inc.(b)	1,678	545,417
Baxter International Inc.	8,078	531,694
Becton, Dickinson and Co.	2,290	515,983
Boston Scientific Corp.(b)	14,826	523,951
Danaher Corp.	5,286	545,092
Edwards Lifesciences Corp.(b)	3,314	507,605
Hologic, Inc.(b)	12,655	520,121
IDEXX Laboratories, Inc.(b)	2,789	518,810
Intuitive Surgical, Inc.(b)	1,079	516,755
Medtronic PLC	5,663	515,106
ResMed Inc.	4,700	535,189
Stryker Corp.	3,186	499,406
Varian Medical Systems, Inc.(b)	4,455	504,796
Zimmer Biomet Holdings, Inc.	4,870	505,116
		7,827,516

Health Care Facilities–0.40%
HCA Healthcare, Inc.	4,187	521,072
Universal Health Services, Inc.–Class B	4,380	510,533
		1,031,605

Health Care REITs–0.59%
HCP, Inc.	18,334	512,069
Ventas, Inc.	8,483	497,019
Welltower Inc.	7,337	509,261
		1,518,349

Health Care Services–0.94%
Cigna Corp.	2,584	490,818
CVS Health Corp.	7,384	483,800
DaVita Inc.(b)	9,147	470,705
Laboratory Corp. of America Holdings(b)	3,862	488,002
Quest Diagnostics Inc.	6,209	517,023
		2,450,348

Health Care Supplies–0.61%
Align Technology, Inc.(b)	2,461	515,407
Cooper Cos., Inc. (The)	2,123	540,304
DENTSPLY SIRONA Inc.	14,357	534,224
		1,589,935

Health Care Technology–0.19%
Cerner Corp.(b)	9,493	497,813

Home Furnishings–0.41%
Leggett & Platt, Inc.	14,679	526,095
Mohawk Industries, Inc.(b)	4,536	530,531
		1,056,626

Home Improvement Retail–0.41%
Home Depot, Inc. (The)	3,080	529,205
Lowe’s Cos., Inc.	5,685	525,067
		1,054,272

	Shares	Value
Homebuilding–0.61%
D.R. Horton, Inc.	14,952	$518,236
Lennar Corp.–Class A	13,200	516,780
PulteGroup Inc.	20,726	538,669
		1,573,685

Hotel & Resort REITs–0.19%
Host Hotels & Resorts Inc.	29,853	497,650

Hotels, Resorts & Cruise Lines–0.96%
Carnival Corp.	9,436	465,195
Hilton Worldwide Holdings Inc.	7,356	528,161
Marriott International Inc.–Class A	4,930	535,201
Norwegian Cruise Line Holdings Ltd.(b)	11,146	472,479
Royal Caribbean Cruises Ltd.	4,956	484,647
		2,485,683

Household Appliances–0.19%
Whirlpool Corp.	4,689	501,113

Household Products–0.97%
Church & Dwight Co., Inc.	7,722	507,799
Clorox Co. (The)	3,225	497,101
Colgate-Palmolive Co.	8,144	484,731
Kimberly-Clark Corp.	4,519	514,895
Procter & Gamble Co. (The)	5,492	504,825
		2,509,351

Housewares & Specialties–0.17%
Newell Brands, Inc.	24,040	446,904

Human Resource & Employment Services–0.20%
Robert Half International, Inc.	9,188	525,554

Hypermarkets & Super Centers–0.41%
Costco Wholesale Corp.	2,562	521,905
Walmart Inc.	5,778	538,221
		1,060,126

Independent Power Producers & Energy Traders–0.38%
AES Corp. (The)	33,279	481,215
NRG Energy, Inc.	12,542	496,663
		977,878

Industrial Conglomerates–0.81%
3M Co.	2,706	515,601
General Electric Co.	74,761	565,941
Honeywell International Inc.	3,889	513,814
Roper Technologies, Inc.	1,940	517,049
		2,112,405

Industrial Gases–0.41%
Air Products & Chemicals, Inc.	3,414	546,411
Linde PLC (United Kingdom)	3,381	527,571
		1,073,982

Industrial Machinery–1.99%
Dover Corp.	6,954	493,386

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equally-Weighted S&P 500 Fund

	Shares	Value
Industrial Machinery–(continued)
Flowserve Corp.	12,707	$483,120
Fortive Corp.	7,707	521,456
Illinois Tool Works Inc.	4,049	512,968
Ingersoll-Rand PLC	5,530	504,502
Parker-Hannifin Corp.	3,514	524,078
Pentair PLC (United Kingdom)	13,546	511,768
Snap-on Inc.	3,602	523,335
Stanley Black & Decker Inc.	4,483	536,794
Xylem, Inc.	8,110	541,099
		5,152,506

Industrial REITs–0.37%
Duke Realty Corp.	18,916	489,924
Prologis, Inc.	8,189	480,858
		970,782

Insurance Brokers–0.79%
Aon PLC	3,449	501,347
Arthur J. Gallagher & Co.	7,155	527,323
Marsh & McLennan Cos., Inc.	6,394	509,922
Willis Towers Watson PLC	3,451	524,069
		2,062,661

Integrated Oil & Gas–0.57%
Chevron Corp.	4,663	507,288
Exxon Mobil Corp.	7,022	478,830
Occidental Petroleum Corp.	8,152	500,370
		1,486,488

Integrated Telecommunication Services–0.39%
AT&T Inc.	17,564	501,277
Verizon Communications Inc.	9,298	522,733
		1,024,010

Interactive Home Entertainment–0.60%
Activision Blizzard, Inc.	11,116	517,672
Electronic Arts Inc.(b)	6,621	522,463
Take-Two Interactive Software, Inc.(b)	5,130	528,082
		1,568,217

Interactive Media & Services–0.73%
Alphabet Inc.–Class A(b)	251	262,285
Alphabet Inc.–Class C(b)	256	265,116
Facebook, Inc.–Class A(b)	3,677	482,018
TripAdvisor, Inc.(b)	8,743	471,597
Twitter, Inc.(b)	14,797	425,266
		1,906,282

Internet & Direct Marketing Retail–0.78%
Amazon.com, Inc.(b)(e)	333	500,156
Booking Holdings Inc.(b)	293	504,669
eBay Inc.(b)	18,359	515,337
Expedia Group, Inc.	4,483	505,010
		2,025,172

	Shares	Value
Internet Services & Infrastructure–0.39%
Akamai Technologies, Inc.(b)	8,152	$497,924
VeriSign, Inc.(b)	3,476	515,456
		1,013,380

Investment Banking & Brokerage–1.02%
Charles Schwab Corp. (The)	12,886	535,156
E*TRADE Financial Corp.	12,187	534,766
Goldman Sachs Group, Inc. (The)	3,071	513,010
Morgan Stanley	13,389	530,874
Raymond James Financial, Inc.	7,139	531,213
		2,645,019

IT Consulting & Other Services–0.95%
Accenture PLC–Class A	3,412	481,126
Cognizant Technology Solutions Corp.–Class A	7,826	496,794
DXC Technology Co.	9,351	497,193
Gartner, Inc.(b)	3,820	488,349
International Business Machines Corp.	4,426	503,103
		2,466,565

Leisure Products–0.37%
Hasbro, Inc.	6,314	513,012
Mattel, Inc.(b)(c)	45,021	449,760
		962,772

Life & Health Insurance–1.63%
Aflac, Inc.	11,898	542,073
Brighthouse Financial, Inc.(b)	16,623	506,669
Lincoln National Corp.	9,915	508,739
MetLife, Inc.	13,648	560,387
Principal Financial Group, Inc.	12,168	537,460
Prudential Financial, Inc.	6,443	525,427
Torchmark Corp.	6,874	512,319
Unum Group	17,877	525,226
		4,218,300

Life Sciences Tools & Services–1.38%
Agilent Technologies, Inc.	7,652	516,204
Illumina, Inc.(b)	1,625	487,386
IQVIA Holdings Inc.(b)	4,496	522,300
Mettler-Toledo International Inc.(b)	903	510,719
PerkinElmer, Inc.	6,339	497,929
Thermo Fisher Scientific, Inc.	2,266	507,108
Waters Corp.(b)	2,808	529,729
		3,571,375

Managed Health Care–0.97%
Anthem, Inc.	1,925	505,563
Centene Corp.(b)	4,161	479,763
Humana Inc.	1,769	506,783
UnitedHealth Group Inc.	2,002	498,738
WellCare Health Plans, Inc.(b)	2,238	528,370
		2,519,217

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equally-Weighted S&P 500 Fund

	Shares	Value
Metal & Glass Containers–0.20%
Ball Corp.	11,055	$508,309

Motorcycle Manufacturers–0.20%
Harley-Davidson, Inc.	15,287	521,592

Movies & Entertainment–0.79%
Netflix, Inc.(b)	1,988	532,108
Twenty-First Century Fox, Inc.–Class A	7,411	356,617
Twenty-First Century Fox, Inc.–Class B	3,424	163,599
Viacom Inc.–Class B	18,578	477,455
Walt Disney Co. (The)	4,730	518,644
		2,048,423

Multi-Line Insurance–0.85%
American International Group, Inc.	14,158	557,967
Assurant, Inc.	5,880	525,907
Hartford Financial Services Group, Inc. (The)	12,861	571,672
Loews Corp.	11,812	537,682
		2,193,228

Multi-Sector Holdings–0.41%
Berkshire Hathaway Inc.–Class B(b)	2,653	541,690
Jefferies Financial Group Inc.	30,090	522,362
		1,064,052

Multi-Utilities–1.91%
Ameren Corp.	7,602	495,878
CenterPoint Energy, Inc.	18,115	511,386
CMS Energy Corp.	10,035	498,238
Consolidated Edison, Inc.	6,331	484,068
Dominion Energy, Inc.	6,900	493,074
DTE Energy Co.	4,489	495,137
NiSource Inc.	19,308	489,458
Public Service Enterprise Group Inc.	9,531	496,088
Sempra Energy	4,478	484,475
WEC Energy Group, Inc.	7,137	494,309
		4,942,111

Office REITs–0.74%
Alexandria Real Estate Equities, Inc.	4,332	499,220
Boston Properties, Inc.	4,220	474,961
SL Green Realty Corp.	5,956	471,000
Vornado Realty Trust	7,764	481,601
		1,926,782

Oil & Gas Drilling–0.17%
Helmerich & Payne, Inc.	9,040	433,378

Oil & Gas Equipment & Services–0.98%
Baker Hughes, a GE Co.	24,745	532,017
Halliburton Co.	18,302	486,467
National Oilwell Varco Inc.	19,895	511,302
Schlumberger Ltd.	13,574	489,750
TechnipFMC PLC (United Kingdom)	26,355	516,031
		2,535,567

	Shares	Value
Oil & Gas Exploration & Production–2.61%
Anadarko Petroleum Corp.	10,417	$456,681
Apache Corp.	17,552	460,740
Cabot Oil & Gas Corp.	22,770	508,910
Cimarex Energy Co.	7,743	477,356
Concho Resources Inc.(b)	4,613	474,170
ConocoPhillips	8,223	512,704
Devon Energy Corp.	20,541	462,994
Diamondback Energy Inc.	5,725	530,708
EOG Resources, Inc.	5,303	462,475
Hess Corp.	10,428	422,334
Marathon Oil Corp.	35,292	506,087
Newfield Exploration Co.(b)	36,108	529,343
Noble Energy, Inc.	24,359	456,975
Pioneer Natural Resources Co.	3,869	508,851
		6,770,328

Oil & Gas Refining & Marketing–0.81%
HollyFrontier Corp.	9,815	501,743
Marathon Petroleum Corp.	8,865	523,123
Phillips 66	6,112	526,549
Valero Energy Corp.	7,241	542,858
		2,094,273

Oil & Gas Storage & Transportation–0.57%
Kinder Morgan, Inc.	32,826	504,864
ONEOK, Inc.	8,817	475,677
Williams Cos., Inc. (The)	22,634	499,080
		1,479,621

Packaged Foods & Meats–2.27%
Campbell Soup Co.(c)	13,553	447,114
Conagra Brands, Inc.	17,757	379,290
General Mills, Inc.	14,200	552,948
Hershey Co. (The)	4,920	527,326
Hormel Foods Corp.	11,908	508,233
JM Smucker Co. (The)	5,208	486,896
Kellogg Co.	8,793	501,289
Kraft Heinz Co. (The)	11,183	481,316
Lamb Weston Holdings, Inc.	6,999	514,846
McCormick & Co., Inc.	3,501	487,479
Mondelez International, Inc.–Class A	12,187	487,846
Tyson Foods, Inc.–Class A	9,598	512,533
		5,887,116

Paper Packaging–0.96%
Avery Dennison Corp.	5,820	522,811
International Paper Co.	12,218	493,118
Packaging Corp. of America	5,680	474,053
Sealed Air Corp.	15,639	544,863
WestRock Co.	11,962	451,685
		2,486,530

Personal Products–0.38%
Coty Inc.–Class A(b)	72,613	476,341

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equally-Weighted S&P 500 Fund

	Shares	Value
Personal Products–(continued)
Estee Lauder Cos. Inc. (The)–Class A	3,925	$510,643
		986,984

Pharmaceuticals–1.92%
Allergan PLC	3,580	478,503
Bristol-Myers Squibb Co.	10,184	529,364
Eli Lilly and Co.	4,742	548,744
Johnson & Johnson	3,990	514,910
Merck & Co., Inc.	6,939	530,209
Mylan N.V.(b)	18,271	500,625
Nektar Therapeutics(b)	14,538	477,864
Perrigo Co. PLC	9,313	360,879
Pfizer Inc.	12,118	528,951
Zoetis Inc.	6,000	513,240
		4,983,289

Property & Casualty Insurance–1.02%
Allstate Corp. (The)(e)	6,693	553,043
Chubb Ltd.	4,142	535,063
Cincinnati Financial Corp.	6,683	517,398
Progressive Corp. (The)	8,560	516,425
Travelers Cos., Inc. (The)	4,402	527,139
		2,649,068

Publishing–0.19%
News Corp.–Class A	32,619	370,226
News Corp.–Class B	10,530	121,621
		491,847

Railroads–0.79%
CSX Corp.	8,024	498,531
Kansas City Southern	5,490	524,021
Norfolk Southern Corp.	3,517	525,932
Union Pacific Corp.	3,722	514,492
		2,062,976

Real Estate Services–0.20%
CBRE Group, Inc.–Class A(b)	12,933	517,837

Regional Banks–2.79%
BB&T Corp.	11,624	503,552
Citizens Financial Group, Inc.	17,540	521,464
Comerica Inc.	7,694	528,501
Fifth Third Bancorp	22,415	527,425
First Republic Bank	5,788	502,977
Huntington Bancshares Inc.	43,615	519,891
KeyCorp	35,082	518,512
M&T Bank Corp.	3,590	513,837
People’s United Financial, Inc.	34,806	502,250
PNC Financial Services Group, Inc. (The)	4,478	523,523
Regions Financial Corp.	39,406	527,252
SunTrust Banks, Inc.	10,172	513,076
SVB Financial Group(b)	2,768	525,698
Zions Bancorp., N.A.	12,777	520,535
		7,248,493

	Shares	Value
Reinsurance–0.21%
Everest Re Group, Ltd.	2,464	$536,561

Research & Consulting Services–0.78%
Equifax Inc.	5,461	508,583
IHS Markit Ltd.(b)	10,826	519,323
Nielsen Holdings PLC	20,637	481,461
Verisk Analytics, Inc.–Class A(b)	4,663	508,454
		2,017,821

Residential REITs–1.15%
Apartment Investment & Management Co.–Class A	11,252	493,737
AvalonBay Communities, Inc.	2,839	494,128
Equity Residential	7,588	500,884
Essex Property Trust, Inc.	2,023	496,060
Mid-America Apartment Communities, Inc.	5,234	500,894
UDR, Inc.	12,634	500,559
		2,986,262

Restaurants–1.00%
Chipotle Mexican Grill, Inc.(b)	1,159	500,445
Darden Restaurants, Inc.	5,143	513,580
McDonald’s Corp.	2,895	514,065
Starbucks Corp.	8,123	523,121
Yum! Brands, Inc.	5,788	532,033
		2,583,244

Retail REITs–1.13%
Federal Realty Investment Trust	4,053	478,416
Kimco Realty Corp.	32,267	472,712
Macerich Co. (The)	11,111	480,884
Realty Income Corp.	8,000	504,320
Regency Centers Corp.	8,630	506,408
Simon Property Group, Inc.	2,905	488,011
		2,930,751

Semiconductor Equipment–0.62%
Applied Materials, Inc.	16,257	532,254
KLA-Tencor Corp.	5,929	530,586
Lam Research Corp.	3,939	536,374
		1,599,214

Semiconductors–2.58%
Advanced Micro Devices, Inc.(b)	26,673	492,384
Analog Devices, Inc.	6,082	522,018
Broadcom Inc.	2,082	529,411
Intel Corp.	11,090	520,454
Maxim Integrated Products, Inc.	10,056	511,348
Microchip Technology Inc.(c)	7,408	532,783
Micron Technology, Inc.(b)	15,520	492,450
NVIDIA Corp.	3,623	483,670
Qorvo, Inc.(b)	8,769	532,541
QUALCOMM Inc.	9,211	524,198
Skyworks Solutions, Inc.	7,726	517,797

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equally-Weighted S&P 500 Fund

	Shares	Value
Semiconductors–(continued)
Texas Instruments Inc.	5,631	$532,129
Xilinx, Inc.	5,975	508,891
		6,700,074

Soft Drinks–0.58%
Coca-Cola Co. (The)	10,757	509,344
Monster Beverage Corp.(b)	10,027	493,529
PepsiCo, Inc.	4,658	514,616
		1,517,489

Specialized Consumer Services–0.19%
H&R Block, Inc.	19,673	499,104

Specialized REITs–1.73%
American Tower Corp.–Class A	3,185	503,835
Crown Castle International Corp.	4,632	503,174
Digital Realty Trust, Inc.	4,642	494,605
Equinix, Inc.	1,371	483,360
Extra Space Storage Inc.	5,454	493,478
Iron Mountain Inc.	15,157	491,238
Public Storage	2,608	527,885
SBA Communications Corp.–Class A(b)	3,076	497,974
Weyerhaeuser Co.	22,088	482,844
		4,478,393

Specialty Chemicals–1.21%
Albemarle Corp.	6,246	481,379
Celanese Corp.	6,122	550,797
Ecolab Inc.	3,435	506,147
International Flavors & Fragrances Inc.	3,916	525,801
PPG Industries, Inc.	5,321	543,966
Sherwin-Williams Co. (The)	1,374	540,614
		3,148,704

Specialty Stores–0.59%
Tiffany & Co.	6,421	516,955
Tractor Supply Co.	5,951	496,551
Ulta Beauty, Inc.(b)	2,149	526,161
		1,539,667

Steel–0.19%
Nucor Corp.	9,413	487,688

Systems Software–0.97%
Fortinet, Inc.(b)	7,279	512,660
Microsoft Corp.	5,006	508,459
Oracle Corp.	11,390	514,259
Red Hat, Inc.(b)	3,006	527,974
Symantec Corp.	24,608	464,968
		2,528,320

Technology Hardware, Storage & Peripherals–1.34%
Apple Inc.	3,206	505,715
Hewlett Packard Enterprise Co.	37,328	493,103
HP Inc.	24,116	493,413

	Shares	Value
Technology Hardware, Storage & Peripherals–(continued)
NetApp, Inc.	8,640	$515,549
Seagate Technology PLC	13,768	531,307
Western Digital Corp.	13,686	505,971
Xerox Corp.	21,709	428,970
		3,474,028

Tires & Rubber–0.20%
Goodyear Tire & Rubber Co. (The)	25,543	521,333

Tobacco–0.36%
Altria Group, Inc.	10,066	497,160
Philip Morris International Inc.	6,433	429,467
		926,627

Trading Companies & Distributors–0.60%
Fastenal Co.	9,853	515,213
United Rentals, Inc.(b)	5,017	514,393
W.W. Grainger, Inc.	1,865	526,602
		1,556,208

Trucking–0.20%
J.B. Hunt Transport Services, Inc.	5,726	532,747

Water Utilities–0.19%
American Water Works Co., Inc.	5,464	495,967
Total Common Stocks & Other Equity Interests (Cost $213,146,798)		254,457,667

Money Market Funds–1.58%
Invesco Government & Agency Portfolio–Institutional Class, 2.30%(f)	1,732,285	1,732,285
Invesco Liquid Assets Portfolio–Institutional Class, 2.48%(f)	1,303,156	1,303,286
Invesco Treasury Portfolio–Institutional Class, 2.30%(f)	1,070,156	1,070,156
Total Money Market Funds (Cost $4,105,730)		4,105,727
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)–99.70% (Cost $217,252,528)		258,563,394

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.47%
Invesco Government & Agency Portfolio–Institutional Class, 2.30% (Cost $1,216,213)(f)(g)	1,216,213	1,216,213
TOTAL INVESTMENTS IN SECURITIES–100.17% (Cost $218,468,741)		259,779,607
OTHER ASSETS LESS LIABILITIES–(0.17)%		(453,095)
NET ASSETS–100.00%		$259,326,512

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equally-Weighted S&P 500 Fund

Investment Abbreviations:

REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at December 31, 2018.
(d)

The Fund’s Adviser is a subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Fund. The value of this security as of December 31, 2018 represented less than 1% of the Fund’s Net Assets. See Note 5.

(e)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1J.
(f)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of December 31, 2018.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

Open Futures Contracts — Equity Risk
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation
E-Mini S&P 500 Index	37	March–2019	$4,634,620	$4,582	$4,582

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equally-Weighted S&P 500 Fund

Statement of Assets and Liabilities

December 31, 2018

Statement of Operations

For the year ended December 31, 2018

Assets:
Investments in securities, at value (Cost $212,413,937)*	$253,933,454
Investments in affiliates, at value (Cost $6,054,804)	5,846,153
Other investments:
Variation margin receivable — futures contracts	33,974
Cash	229,881
Receivable for:
Investments sold	497,431
Fund shares sold	404,185
Dividends	394,812
Investment for trustee deferred compensation and retirement plans	32,108
Total assets	261,371,998

Liabilities:
Payable for:
Investments purchased	502,977
Fund shares reacquired	78,826
Collateral upon return of securities loaned	1,216,213
Accrued fees to affiliates	162,035
Accrued trustees’ and officers’ fees and benefits	4,654
Accrued other operating expenses	46,009
Trustee deferred compensation and retirement plans	34,772
Total liabilities	2,045,486
Net assets applicable to shares outstanding	$259,326,512

Net assets consist of:
Shares of beneficial interest	$211,850,740
Distributable earnings	47,475,772
$259,326,512

Net Assets:
Series I	$109,413,912
Series II	$149,912,600

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	6,147,635
Series II	8,672,104
Series I:
Net asset value per share	$17.80
Series II:
Net asset value per share	$17.29

*	At December 31, 2018, securities with an aggregate value of $1,184,882 were on loan to brokers.

Investment income:
Dividends	$4,937,292
Dividends from affiliates (includes securities lending income of $9,626)	102,959
Total investment income	5,040,251

Expenses:
Advisory fees	315,675
Administrative services fees	315,556
Custodian fees	22,111
Distribution fees — Series II	348,665
Transfer agent fees	5,273
Trustees’ and officers’ fees and benefits	23,818
Licensing fees	45,095
Reports to shareholders	10,707
Professional services fees	52,513
Other	36,255
Total expenses	1,175,668
Less: Fees waived	(3,992)
Net expenses	1,171,676
Net investment income	3,868,575

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	4,621,993
Futures contracts	(589,276)
4,032,717
Change in net unrealized appreciation (depreciation) of:
Investment securities	(31,130,533)
Futures contracts	13,185
(31,117,348)
Net realized and unrealized gain (loss)	(27,084,631)
Net increase (decrease) in net assets resulting from operations	$(23,216,056)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equally-Weighted S&P 500 Fund

Statement of Changes in Net Assets

For the years ended December 31, 2018 and 2017

	2018	2017
Operations:
Net investment income	$3,868,575	$2,917,967
Net realized gain	4,032,717	4,516,918
Change in net unrealized appreciation (depreciation)	(31,117,348)	26,902,954
Net increase (decrease) in net assets resulting from operations	(23,216,056)	34,337,839

Distributions to shareholders from distributable earnings(1):
Series I	(3,643,484)	(3,280,890)
Series II	(4,379,437)	(2,595,830)
Total distributions from distributable earnings	(8,022,921)	(5,876,720)

Share transactions–net:
Series I	(5,211,678)	(3,857,449)
Series II	50,915,126	57,119,964
Net increase in net assets resulting from share transactions	45,703,448	53,262,515
Net increase in net assets	14,464,471	81,723,634

Net assets:
Beginning of year	244,862,041	163,138,407
End of year	$259,326,512	$244,862,041

(1)

For the year ended December 31, 2017, distributions to shareholders from distributable earnings consisted of distributions from net investment income and distributions from net realized gains. The Securities and Exchange Commission eliminated the requirement to disclose the distribution components separately, except for tax return of capital. For the year ended December 31, 2017, distributions from net investment income were $959,664 and $684,524 and distributions from net realized gains were $2,321,226 and $1,911,306 for Series I and Series II shares, respectively.

Notes to Financial Statements

December 31, 2018

NOTE 1—Significant Accounting Policies

Invesco V.I. Equally-Weighted S&P 500 Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is to achieve a high level of total return on its assets through a combination of capital appreciation and current income.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect

Invesco V.I. Equally-Weighted S&P 500 Fund

appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

Invesco V.I. Equally-Weighted S&P 500 Fund

E.

Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

J.

Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

K.

Collateral — To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

Invesco V.I. Equally-Weighted S&P 500 Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $2 billion	0.12%
Over $2 billion	0.10%

For the year ended December 31, 2018, the effective advisory fees incurred by the Fund was 0.12%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, formerly Invesco PowerShares Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2019, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2019. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

The Adviser has contractually agreed, through at least June 30, 2020, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended December 31, 2018, the Adviser waived advisory fees of $3,992.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2018, Invesco was paid $65,504 for accounting and fund administrative services and was reimbursed $250,052 for fees paid to insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2018, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Invesco V.I. Equally-Weighted S&P 500 Fund

The following is a summary of the tiered valuation input levels, as of December 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$254,457,667	$—	$—	$254,457,667
Money Market Funds	5,321,940	—	—	5,321,940
Total Investments in Securities	259,779,607	—	—	259,779,607
Other Investments — Assets*
Futures Contracts	4,582	—	—	4,582
Total Investments	$259,784,189	$—	$—	$259,784,189

*	Unrealized appreciation.

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2018:

Value
Derivative Assets	Equity Risk
Unrealized appreciation on futures contracts — Exchange-Traded(a)	$4,582
Derivatives not subject to master netting agreements	(4,582)
Total Derivative Assets subject to master netting agreements	$—

(a)	The daily variation margin receivable at period-end is recorded in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended December 31, 2018

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Equity Risk
Realized Gain (Loss):
Futures contracts	$(589,276)
Change in Net Unrealized Appreciation:
Futures contracts	13,185
Total	$(576,091)

The table below summarizes the average notional value of futures contracts outstanding during the period.

Futures Contracts
Average notional value	$3,694,784

NOTE 5—Investments in Affiliates

The Fund’s Adviser is a subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Fund. The following is a summary of the transactions in, and earnings from, investments in Invesco Ltd. for the year ended December 31, 2018.

	Value 12/31/17	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value 12/31/18	Dividend Income
Invesco Ltd.	$467,675	$422,638	$—	$(366,100)	$—	$524,213	$21,162

Invesco V.I. Equally-Weighted S&P 500 Fund

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2018 and 2017:

	2018	2017
Ordinary income	$5,428,590	$3,672,562
Long-term capital gain	2,594,331	2,204,158
Total distributions	$8,022,921	$5,876,720

Tax Components of Net Assets at Period-End:

2018
Undistributed ordinary income	$5,216,221
Undistributed long-term gain	3,001,735
Net unrealized appreciation — investments	39,289,640
Temporary book/tax differences	(31,824)
Shares of beneficial interest	211,850,740
Total net assets	$259,326,512

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2018.

NOTE 9—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2018 was $101,171,417 and $61,815,772, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$53,852,913
Aggregate unrealized (depreciation) of investments	(14,563,273)
Net unrealized appreciation of investments	$39,289,640

Cost of investments for tax purposes is $220,494,549.

Invesco V.I. Equally-Weighted S&P 500 Fund

NOTE 10—Share Information

	Summary of Share Activity
	Years ended December 31,
	2018(a)		2017
	Shares	Amount	Shares	Amount
Sold:
Series I	424,677	$8,542,209	441,919	$8,277,046
Series II	3,056,048	59,434,939	3,562,087	64,459,112

Issued as reinvestment of dividends:
Series I	174,246	3,643,484	177,345	3,280,890
Series II	215,418	4,379,437	144,133	2,595,830

Reacquired:
Series I	(863,544)	(17,397,371)	(830,573)	(15,415,385)
Series II	(667,704)	(12,899,250)	(547,921)	(9,934,978)
Net increase in share activity	2,339,141	$45,703,448	2,946,990	$53,262,515

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 91% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Series I
Year ended 12/31/18	$19.88	$0.32	$(1.80)	$(1.48)	$(0.23)	$(0.37)	$(0.60)	$17.80	(7.87)%	$109,414	0.31	%(d)	0.31	%(d)	1.61	%(d)	24%
Year ended 12/31/17	17.24	0.29	2.87	3.16	(0.15)	(0.37)	(0.52)	19.88	18.58	127,462	0.32		0.32		1.55		22
Year ended 12/31/16	15.81	0.26	1.96	2.22	(0.10)	(0.69)	(0.79)	17.24	14.24	114,202	0.39		0.39		1.56		22
Year ended 12/31/15	19.98	0.26	(0.94)	(0.68)	(0.28)	(3.21)	(3.49)	15.81	(2.68)	27,974	0.55		0.55		1.38		25
Year ended 12/31/14	21.18	0.29	2.41	2.70	(0.33)	(3.57)	(3.90)	19.98	13.88	33,878	0.59		0.59		1.34		18
Series II
Year ended 12/31/18	19.35	0.26	(1.74)	(1.48)	(0.21)	(0.37)	(0.58)	17.29	(8.11)	149,913	0.56	(d)	0.56	(d)	1.36	(d)	24
Year ended 12/31/17	16.82	0.24	2.79	3.03	(0.13)	(0.37)	(0.50)	19.35	18.26	117,400	0.57		0.57		1.30		22
Year ended 12/31/16	15.44	0.21	1.93	2.14	(0.07)	(0.69)	(0.76)	16.82	14.01	48,936	0.64		0.64		1.31		22
Year ended 12/31/15	19.60	0.21	(0.92)	(0.71)	(0.24)	(3.21)	(3.45)	15.44	(2.92)	38,643	0.80		0.80		1.13		25
Year ended 12/31/14	20.84	0.23	2.37	2.60	(0.27)	(3.57)	(3.84)	19.60	13.61	37,205	0.84		0.84		1.09		18

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $123,596 and $139,466 for Series I and Series II shares, respectively.

Invesco V.I. Equally-Weighted S&P 500 Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

and Shareholders of Invesco V.I. Equally-Weighted S&P 500 Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. Equally-Weighted S&P 500 Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

February 14, 2019

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. Equally-Weighted S&P 500 Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2018 through December 31, 2018.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value (07/01/18)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)
Class		Ending Account Value (12/31/18)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/18)	Expenses Paid During Period[2]	Annualized Expense Ratio
Series I	$1,000.00	$906.70	$1.49	$1,023.64	$1.58	0.31%
Series II	1,000.00	905.80	2.69	1,022.38	2.85	0.56

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2018 through December 31, 2018, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Equally-Weighted S&P 500 Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2018:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$2,594,331
Corporate Dividends Received Deduction*	55.98%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Equally-Weighted S&P 500 Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

Invesco V.I. Equally-Weighted S&P 500 Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesse Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	1998	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	158	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None
Christopher L. Wilson — 1957 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	ISO New England, Inc. (non-profit organization managing regional electricity market)

Invesco V.I. Equally-Weighted S&P 500 Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor — 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC; Secretary and Vice President, Jemstep, Inc.

Formerly: Head of Legal, Worldwide Institutional; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

Invesco V.I. Equally-Weighted S&P 500 Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. Equally-Weighted S&P 500 Fund

Annual Report to Shareholders	December 31, 2018

Invesco V.I. Equity and Income Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semi-annual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The Fund’s Form N-Q (or any successor Form) filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q (or any successor Form), have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Invesco Distributors, Inc.	VK-VIEQI-AR-1	02152019 1212

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2018, Series I shares of Invesco V.I. Equity and Income Fund (the Fund) underperformed the Russell 1000 Value Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/17 to 12/31/18, excluding variable product issuer charges.

If variable product issuer charges were included, returns would be lower.

Series I Shares	-9.50%
Series II Shares	-9.73
Russell 1000 Value Index▼ (Broad Market Index)	-8.27
Bloomberg Barclays U.S. Government/Credit Index∎ (Style-Specific Index)	-0.42
Lipper VUF Mixed-Asset Target Allocation Growth Funds Index♦ (Peer Group Index)	-6.39
Source(s):▼RIMES Technologies Corp.;∎FactSet Research Systems Inc.; ♦Lipper Inc.

Market conditions and your Fund

Calendar year 2018 proved to be an increasingly volatile time for US equities. In January 2018, US equity markets steadily moved higher, as investors remained enthused about the passage of the Tax Cuts and Jobs Act signed into law in late December 2017. However, in February 2018, volatility returned to the US stock and bond markets. Worries about how rising interest rates might affect economic growth, concerns about a potential trade war and heightened geopolitical tensions, caused the US stock markets to pull back and volatility to increase.

    US equity markets generally recovered in the second quarter of 2018 as strong US retail sales and low unemployment buoyed markets. Throughout the summer, US equities moved higher as corporate profits surged. Several US equity indexes reached new highs despite potential headwinds including trade tensions, tariff announcements and contagion concerns over a Turkish currency crisis. After a relatively quiet summer, market volatility noticeably rose in October, as US equity markets suffered a sharp sell-off through year-end, amid rising interest rates and concerns that higher inflation could mean a more restrictive monetary policy. In this environment, there was a flight to safety, as investors fled to defensive areas of the equities markets, like health care and utilities, and US Treasuries.

    Given signs of a strong economy, the US Federal Reserve raised interest rates four times during the year: in March, June, September and December 2018. Following December’s Federal Reserve meeting, Chairman Jerome Powell raised interest rates for the fourth time in 2018 by 25 basis points to a targeted range of 2.25% to 2.50%, and lowered guidance from three to two rate hikes in 2019, signaling a slightly more dovish stance than expected.1 In contrast, the European Central Bank and central banks in several other countries maintained extraordinarily accommodative monetary policies.

    During the year, nine of the 11 sectors within the Russell 1000 Value Index posted negative returns. The industrials and energy sectors were the weakest-performing sectors, posting double-digit losses, while health care and utilities were the only sectors with positive returns.

    Stock selection in the industrials sector was a large contributor to the Fund’s performance relative to its style-specific benchmark for the year. CSX, a rail-based transportation services firm, was one of the top contributors within the sector. The company reported strong earnings and revenues in July 2018 as it benefited from improved profit margins and a lower tax rate. Having no exposure to General Electric was also a large contributor to the Fund’s relative performance, as the stock performed poorly for the year.

    Stock selection in the materials sector also contributed to the Fund’s performance relative to its style-specific benchmark for the year. Notably, The Mosaic Company, a potash and phosphate supplier was a contributor to relative performance. An upbeat earnings outlook, healthy prospects from the Vale Fertilizantes (not a Fund holding) buyout, along with strong demand and pricing fundamentals for crop nutrients contributed to the company’s strong performance.

    Stock selection in information technology (IT) also boosted the Fund’s performance versus the style-specific benchmark. Within IT, QUALCOMM and Oracle were key contributors. During the third quarter, QUALCOMM reported better-than-expected earnings and announced a share repurchase plan totaling $30 billion after the company terminated its plan to purchase NXP Semiconductors (not a Fund holding).

    During the year, a large driver of underperformance relative to the style-specific benchmark was stock selection within the financials sector – notably within banks and capital markets. Financials were negatively impacted by the flattening yield curve and subsequent concerns over a recession due to a slowing economy. Within the sector, Citigroup, Morgan Stanley and State Street were key detractors. At the close of the year, we still believed that large banks and capital markets were attractively valued, had strong balance sheets and the potential for future growth as

Portfolio Composition
By security type	% of total net assets

Common Stocks & Other Equity
Interests	61.6%
Bonds & Notes	20.3
U.S. Treasury Securities	12.8
Security Types Less Than 1% of Portfolio	0.6
Money Market Funds
Plus Other Assets Less Liabilities	4.7

Top 10 Equity Holdings*
% of total net assets

1. Citigroup Inc.	2.6%
2. Bank of America Corp.	2.4
3. Johnson & Johnson	2.0
4. JPMorgan Chase & Co.	2.0
5. American International Group, Inc.	1.6
6. General Motors Co.	1.6
7. CVS Health Corp.	1.6
8. Morgan Stanley	1.5
9. Carnival Corp.	1.4
10. Mondelez International, Inc.-Class A	1.2

Total Net Assets	$1.2 billion

Total Number of Holdings*	368

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of December 31, 2018.

Invesco V.I. Equity and Income Fund

they continued to return high levels of capital to shareholders in the form of stock buybacks and dividends.

    Stock selection in and overweight exposure to the energy sector also dampened the Fund’s performance relative to its style-specific benchmark for the year. Oil prices declined sharply during the fourth quarter, falling from roughly $75 per barrel in early October to the mid $40s per barrel in late December. As energy stocks fell in tandem, a number of the portfolio’s largest individual detractors came from the sector including Devon Energy, Canadian Natural Resources, Apache and TechnipFMC.

    The Fund’s material underweight exposures in more defensive areas, such as the communication services, consumer staples and utilities sectors also detracted from its relative returns for the year. At the close of the year, we maintained underweight exposure in these sectors, as we believed valuations and fundamentals were unattractive.

    The Fund’s use of high-grade bonds as a source of income and to dampen return volatility was a contributor to the Fund’s relative performance, as the bond portion of the Fund’s portfolio posted negative returns, but outperformed the style-specific index for the year. Similarly, the Fund’s allocation to convertible securities also posted negative returns, but outperformed the Russell 1000 Value Index, acting as a relative contributor to returns for the year.

    We used currency forward contracts during the year for the purpose of hedging currency exposure of non-US-based companies held in the Fund. Derivatives were used solely for the purpose of hedging and not for speculative purposes or leverage. The use of currency forward contracts had a positive impact on the Fund’s performance relative to the Russell 1000 Value Index for the year.

    At the end of the year, the Fund’s largest overweight exposures relative to the style-specific benchmark were in the financials and energy sectors, while the largest underweight exposures were in the real estate and utilities sectors.

    Thank you for your investment in Invesco V.I. Equity and Income Fund and for sharing our long-term investment horizon.

1	Source: US Federal Reserve

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Thomas Bastian Chartered Financial Analyst, Portfolio Manager, is lead manager of Invesco V.I. Equity and Income Fund.
He joined Invesco in 2010. Mr. Bastian earned a BA in accounting from St. John’s University and an MBA in finance from the University of Michigan.

Brian Jurkash Portfolio Manager, is lead manager of Invesco V.I. Equity and Income Fund. He joined Invesco in 2000. Mr. Jurkash earned a BBA degree in finance from Stephen F. Austin State University and an MBA in finance from the University of Houston.

Matthew Titus Chartered Financial Analyst, Portfolio Manager, is lead manager of Invesco V.I. Equity and Income Fund.
He joined Invesco in 2016. Mr. Titus earned a bachelor’s degree in accounting and economics from Luther College in Decorah, Iowa, and an MBA from Ohio State University.

Chuck Burge Portfolio Manager, is manager of Invesco V.I. Equity and Income Fund. He joined Invesco in 2002. Mr. Burge earned a BS in economics from Texas A&M University and an MBA in finance and accounting from Rice University.

Sergio Marcheli Portfolio Manager, is manager of Invesco V.I. Equity and Income Fund. He joined Invesco in 2010. Mr. Marcheli earned a BBA from the University of Houston and an MBA from the University of St. Thomas.

Invesco V.I. Equity and Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/08

1	Source: RIMES Technologies Corp.
2	Source: Lipper Inc.
3	Source: FactSet Research Systems Inc.

Past performance cannot guarantee comparable future results.

Average Annual Total Returns
As of 12/31/18

Series I Shares
10 Years	8.94%
5 Years	4.27
1 Year	-9.50

Series II Shares
Inception (4/30/03)	7.08%
10 Years	8.75
5 Years	4.00
1 Year	-9.73

Effective June 1, 2010, Class II shares of the predecessor fund, Universal Institutional Funds Equity and Income Portfolio, advised by Morgan Stanley Investment Management Inc. were reorganized into Series II shares of Invesco Van Kampen V.I. Equity and Income Fund (renamed Invesco V.I. Equity and Income Fund on April 29, 2013). Returns shown above, prior to June 1, 2010, for Series II shares are blended returns of the predecessor fund and Invesco V.I. Equity and Income Fund. Share class returns will differ from the predecessor fund because of different expenses.

    Series I shares incepted on June 1, 2010. Series I shares performance shown prior to that date is that of the predecessor fund’s Class II shares and includes the 12b-1 fees applicable to the predecessor fund’s Class II shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures in the table and chart do not reflect deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.56% and 0.81%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.57% and 0.82%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. Equity and Income Fund,

a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2020. See current prospectus for more information.

Invesco V.I. Equity and Income Fund

Invesco V.I. Equity and Income Fund’s investment objectives are both capital appreciation and current income.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2018, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.

Principal risks of investing in the Fund

Active trading risk. Active trading of portfolio securities may result in added expenses and a lower return.

    Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near, at or below zero. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.

    Convertible securities risk. The market values of convertible securities are affected by market interest rates, the risk of actual issuer default on interest or principal payments and the value of the underlying common stock into which the convertible security may be converted. Additionally, a convertible security is subject to the same types of market and issuer risks as apply to the underlying common stock. In addition, certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of certain triggering events, and, as a result, are subject to an increased risk of loss. Convertible securities may be rated below investment grade.

    Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.

    Depositary receipts risk. Investing in depositary receipts involves the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.

    Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the

Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Derivatives strategies may not always be successful. For example, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

    Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.

    Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.

    Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or

Invesco V.I. Equity and Income Fund

unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.

    Preferred securities risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.

    REIT risk/real estate risk. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Shares of real estate related companies, which tend to be small- and mid-cap companies, may be more volatile and less liquid.

    Small- and mid-capitalization companies risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.

    Value investing style risk. A value investing style subjects the Fund to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market.

    Warrants risk. Warrants may be significantly less valuable or worthless on their expiration date and may also be postponed or terminated early, resulting in a partial or total loss. Warrants may also be illiquid.

    Zero coupon or pay-in-kind securities risk. The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than loans that periodically pay interest.

About indexes used in this report

The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

    The Bloomberg Barclays U.S. Government/Credit Index is a broad-based benchmark that includes investment-grade, US dollar-denominated, fixed-rate Treasuries, government-related and corporate securities.

    The Lipper VUF Mixed-Asset Target Allocation Growth Funds Index is an unmanaged index considered representative of mixed-asset target allocation growth variable insurance underlying funds tracked by Lipper.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

    Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Invesco V.I. Equity and Income Fund

Schedule of Investments(a)

December 31, 2018

	Shares	Value
Common Stocks–61.57%
Aerospace & Defense–1.28%
General Dynamics Corp.	98,365	$15,463,962

Apparel, Accessories & Luxury Goods–0.50%
Michael Kors Holdings Ltd.(b)	160,749	6,095,602

Asset Management & Custody Banks–1.23%
Northern Trust Corp.	62,481	5,222,787
State Street Corp.	152,920	9,644,664
		14,867,451

Automobile Manufacturers–1.59%
General Motors Co.	575,585	19,253,318

Biotechnology–0.52%
Celgene Corp.(b)	98,072	6,285,434

Broadcasting–0.45%
CBS Corp.–Class B	125,416	5,483,188

Building Products–1.00%
Johnson Controls International PLC	406,613	12,056,075

Cable & Satellite–1.78%
Charter Communications, Inc.–Class A(b)	46,410	13,225,458
Comcast Corp.–Class A	242,890	8,270,404
		21,495,862

Communications Equipment–1.85%
Cisco Systems, Inc.	372,149	16,125,216
Juniper Networks, Inc.	233,365	6,279,852
		22,405,068

Diversified Banks–8.36%
Bank of America Corp.	1,187,592	29,262,267
Citigroup Inc.	609,941	31,753,528
JPMorgan Chase & Co.	247,221	24,133,714
Wells Fargo & Co.	342,921	15,801,800
		100,951,309

Diversified Chemicals–0.24%
DowDuPont Inc.	53,847	2,879,738

Diversified Metals & Mining–0.42%
BHP Billiton Ltd. (Australia)	208,118	5,017,703

Electric Utilities–0.75%
Duke Energy Corp.	60,475	5,218,993
FirstEnergy Corp.	103,282	3,878,239
		9,097,232

Fertilizers & Agricultural Chemicals–1.02%
Mosaic Co. (The)	236,576	6,910,385
Nutrien Ltd. (Canada)	115,533	5,430,051
		12,340,436

	Shares	Value
Food Distributors–0.82%
US Foods Holding Corp.(b)	313,208	$9,909,901

Health Care Distributors–0.84%
McKesson Corp.	91,369	10,093,533

Health Care Equipment–1.61%
Medtronic PLC	97,755	8,891,795
Zimmer Biomet Holdings, Inc.	101,779	10,556,518
		19,448,313

Health Care Services–1.57%
CVS Health Corp.	289,601	18,974,657

Home Improvement Retail–0.60%
Kingfisher PLC (United Kingdom)	2,753,184	7,281,606

Hotels, Resorts & Cruise Lines–1.41%
Carnival Corp.	346,561	17,085,457

Industrial Machinery–0.90%
Ingersoll-Rand PLC	119,373	10,890,399

Insurance Brokers–1.66%
Aon PLC	54,611	7,938,255
Willis Towers Watson PLC	79,582	12,085,322
		20,023,577

Integrated Oil & Gas–3.49%
BP PLC (United Kingdom)	2,055,022	12,966,003
Occidental Petroleum Corp.	215,070	13,200,997
Royal Dutch Shell PLC–Class A (United Kingdom)	544,671	15,986,370
		42,153,370

Internet & Direct Marketing Retail–0.79%
eBay Inc.(b)	340,062	9,545,540

Investment Banking & Brokerage–2.09%
Goldman Sachs Group, Inc. (The)	40,561	6,775,715
Morgan Stanley	464,669	18,424,126
		25,199,841

IT Consulting & Other Services–0.74%
Cognizant Technology Solutions Corp.–Class A	141,599	8,988,705

Managed Health Care–0.66%
Anthem, Inc.	30,264	7,948,234

Multi-Line Insurance–1.61%
American International Group, Inc.	492,609	19,413,721

Oil & Gas Equipment & Services–1.31%
Schlumberger Ltd.	188,674	6,807,358
TechnipFMC PLC (United Kingdom)	462,984	9,065,227
		15,872,585

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

	Shares	Value
Oil & Gas Exploration & Production–3.42%
Anadarko Petroleum Corp.	221,106	$9,693,287
Apache Corp.	209,821	5,507,801
Canadian Natural Resources Ltd. (Canada)	280,005	6,756,054
Devon Energy Corp.	493,772	11,129,621
Marathon Oil Corp.	573,605	8,225,496
		41,312,259

Other Diversified Financial Services–0.97%
AXA Equitable Holdings, Inc.	283,331	4,711,795
Voya Financial, Inc.	174,189	6,991,946
		11,703,741

Packaged Foods & Meats–1.37%
Mondelez International, Inc.–Class A	412,121	16,497,204

Pharmaceuticals–5.68%
Bristol-Myers Squibb Co.	176,912	9,195,886
Johnson & Johnson	191,141	24,666,746
Merck & Co., Inc.	169,101	12,921,007
Novartis AG (Switzerland)	150,771	12,913,292
Sanofi (France)	102,929	8,895,025
		68,591,956

Railroads–0.77%
CSX Corp.	148,705	9,239,042

Regional Banks–3.17%
Citizens Financial Group, Inc.	489,716	14,559,257
Fifth Third Bancorp	371,276	8,736,124
First Horizon National Corp.	330,712	4,352,170
PNC Financial Services Group, Inc. (The)	91,077	10,647,812
		38,295,363

Semiconductors–2.45%
Intel Corp.	324,631	15,234,933
QUALCOMM Inc.	251,919	14,336,710
		29,571,643

Systems Software–1.37%
Oracle Corp.	365,144	16,486,252

Tobacco–1.28%
Philip Morris International Inc.	232,053	15,491,858
Total Common Stocks (Cost $653,576,801)		743,711,135

	Principal Amount

Bonds & Notes–20.26%
Aerospace & Defense–0.08%
BAE Systems Holdings Inc. (United Kingdom), Sr. Unsec. Gtd. Notes, 2.85%, 12/15/2020(c)	$288,000	284,282
Precision Castparts Corp., Sr. Unsec. Global Notes, 2.50%, 01/15/2023	365,000	355,094

	Principal Amount	Value
Aerospace & Defense–(continued)
United Technologies Corp., Sr. unsec. Global Notes, 4.45%, 11/16/2038	$327,000	$318,591
		957,967

Agricultural & Farm Machinery–0.10%
Deere & Co., Sr. Unsec. Notes, 2.60%, 06/08/2022	1,275,000	1,248,407

Agricultural Products–0.02%
Ingredion Inc., Sr. Unsec. Notes, 6.63%, 04/15/2037	255,000	304,585

Air Freight & Logistics–0.13%
FedEx Corp.,
Sr. Unsec. Gtd. Bonds, 4.90%, 01/15/2034	440,000	451,300
Sr. Unsec. Gtd. Notes, 5.10%, 01/15/2044	910,000	900,107
United Parcel Service, Inc., Sr. Unsec. Notes, 3.40%, 11/15/2046	258,000	223,179
		1,574,586

Airlines–0.17%
American Airlines Pass Through Trust, Series 2014-1, Class A, Sr. Sec. First Lien Pass Through Ctfs., 3.70%, 04/01/2028	349,986	340,134
Continental Airlines Pass Through Trust, Series 2010-1, Class A, Sr. Sec. First Lien Pass Through Ctfs., 4.75%, 07/12/2022	169,858	172,231
Series 2012-1, Class A, Sr. Sec. First Lien Pass Through Ctfs., 4.15%, 10/11/2025	371,942	372,072
United Airlines Pass Through Trust, Series 2014-2, Class A, Sr. Sec. First Lien Pass Through Ctfs., 3.75%, 03/03/2028	451,991	442,926
Series 2018-1, Class AA, Sr. Sec. First Lien Pass Through Ctfs., 3.50%, 09/01/2031	543,000	534,215
Virgin Australia Pass Through Trust (Australia), Series 2013-1, Class A, Sec. Gtd. First Lien Pass Through Ctfs., 5.00%, 04/23/2025(c)	167,138	169,628
		2,031,206

Application Software–0.89%
Citrix Systems, Inc., Sr. Unsec. Conv. Notes, 0.50%, 04/15/2019	2,171,000	3,087,957
Nuance Communications, Inc., Sr. Unsec. Conv. Bonds, 1.00%, 12/15/2022(d)	2,703,000	2,354,702
Sr. Unsec. Conv. Global Bonds, 1.25%, 04/01/2025	1,713,000	1,517,396
RealPage, Inc., Sr. Unsec. Conv. Bonds, 1.50%, 11/15/2022	690,000	894,972

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

	Principal Amount	Value
Application Software–(continued)
Workday, Inc., Sr. Unsec. Conv. Notes, 0.25%, 10/01/2022	$2,389,000	$2,930,675
		10,785,702

Asset Management & Custody Banks–0.32%
Apollo Management Holdings L.P., Sr. Unsec. Gtd. Notes, 4.00%, 05/30/2024(c)	2,985,000	2,987,779
Brookfield Asset Management Inc. (Canada), Sr. Unsec. Notes, 4.00%, 01/15/2025	460,000	449,347
Carlyle Holdings Finance LLC, Sr. Unsec. Gtd. Notes, 3.88%, 02/01/2023(c)	106,000	106,622
KKR Group Finance Co. III LLC, Sr. Unsec. Gtd. Bonds, 5.13%, 06/01/2044(c)	315,000	311,312
		3,855,060

Automobile Manufacturers–0.18%
Ford Motor Credit Co. LLC, Sr. Unsec. Global Notes, 3.10%, 05/04/2023	267,000	241,588
3.81%, 01/09/2024	445,000	411,105
4.13%, 08/04/2025	687,000	619,979
General Motors Co., Sr. Unsec. Global Notes, 6.60%, 04/01/2036	397,000	387,786
General Motors Financial Co., Inc., Sr. Unsec. Gtd. Global Notes, 5.25%, 03/01/2026	503,000	493,045
		2,153,503

Automotive Retail–0.09%
Advance Auto Parts, Inc., Sr. Unsec. Gtd. Notes, 4.50%, 12/01/2023	660,000	676,178
5.75%, 05/01/2020	399,000	408,737
		1,084,915

Biotechnology–0.79%
AbbVie Inc., Sr. Unsec. Global Notes, 4.50%, 05/14/2035	720,000	668,620
BioMarin Pharmaceutical Inc., Sr. Unsec. Sub. Conv. Notes, 1.50%, 10/15/2020	2,388,000	2,662,620
Celgene Corp., Sr. Unsec. Global Notes, 4.00%, 08/15/2023	485,000	487,686
4.63%, 05/15/2044	1,390,000	1,226,875
Gilead Sciences, Inc., Sr. Unsec. Global Notes, 2.55%, 09/01/2020	1,805,000	1,790,521
4.40%, 12/01/2021	492,000	507,911
Neurocrine Biosciences, Inc., Sr. Unsec. Conv. Notes, 2.25%, 05/15/2024	1,853,000	2,216,618
		9,560,851

	Principal Amount	Value
Brewers–0.37%
Anheuser-Busch Cos. LLC /Anheuser-Busch InBev Worldwide Inc. (Belgium), Sr. Unsec. Gtd. Notes, 4.70%, 02/01/2036(c)	$1,005,000	$938,523
4.90%, 02/01/2046(c)	1,122,000	1,044,114
Anheuser-Busch InBev Finance, Inc. (Belgium), Sr. Unsec. Gtd. Global Notes, 2.65%, 02/01/2021	306,000	300,919
3.30%, 02/01/2023	593,000	577,927
Heineken NV (Netherlands), Sr. Unsec. Notes, 3.50%, 01/29/2028(c)	1,000,000	966,735
Molson Coors Brewing Co., Sr. Unsec. Gtd. Global Notes, 1.45%, 07/15/2019	341,000	337,562
4.20%, 07/15/2046	395,000	329,844
		4,495,624

Broadcasting–0.65%
Liberty Media Corp., Liberty Formula One, Sr. Unsec. Conv. Bonds, 1.00%, 01/30/2023	570,000	588,479
Sr. Unsec. Conv. Deb., 2.25%, 10/05/2021(d)	1,538,000	731,473
Sr. Unsec. Conv. Notes, 1.38%, 10/15/2023	6,063,000	6,507,418
		7,827,370

Cable & Satellite–0.90%
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp., Sr. Sec. Gtd. First Lien Global Notes, 4.46%, 07/23/2022	1,065,000	1,076,018
Comcast Corp., Sr. Unsec. Gtd. Global Notes, 3.90%, 03/01/2038	820,000	761,460
4.15%, 10/15/2028	995,000	1,012,163
4.60%, 10/15/2038	400,000	405,141
4.70%, 10/15/2048	480,000	489,562
Sr. Unsec. Gtd. Notes, 6.45%, 03/15/2037	305,000	364,753
DISH Network Corp., Sr. Unsec. Conv. Bonds, 3.38%, 08/15/2026	4,954,000	4,012,819
GCI Liberty, Inc., Sr. Unsec. Conv. Deb., 1.75%, 10/05/2023(c)(d)	2,357,000	2,306,864
NBCUniversal Media LLC, Sr. Unsec. Gtd. Global Notes, 5.15%, 04/30/2020	175,000	179,668
5.95%, 04/01/2041	215,000	247,534
		10,855,982

Commodity Chemicals–0.07%
Basell Finance Co. B.V. (Netherlands), Sr. Unsec. Gtd. Deb., 8.10%, 03/15/2027(c)	745,000	897,742

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

	Principal Amount	Value
Communications Equipment–0.37%
Finisar Corp., Sr. Unsec. Conv. Bonds, 0.50%, 12/15/2021(d)	$1,114,000	$1,060,216
Viavi Solutions Inc., Sr. Unsec. Conv. Notes, 1.00%, 03/01/2024	1,986,000	1,964,686
1.75%, 06/01/2023(c)	1,424,000	1,425,994
		4,450,896

Consumer Finance–0.15%
American Express Co., Unsec. Sub. Global Notes, 3.63%, 12/05/2024	336,000	328,872
Capital One Financial Corp., Sr. Unsec. Global Notes, 3.20%, 01/30/2023	1,035,000	1,008,074
Synchrony Financial, Sr. Unsec. Global Notes, 3.95%, 12/01/2027	600,000	506,568
		1,843,514

Data Processing & Outsourced Services–0.18%
Fiserv, Inc., Sr. Unsec. Global Notes, 3.80%, 10/01/2023	1,535,000	1,546,099
Visa Inc., Sr. Unsec. Global Notes, 4.15%, 12/14/2035	670,000	694,896
		2,240,995

Diversified Banks–2.64%
ANZ New Zealand (Int’l) Ltd. (New Zealand), Sr. Unsec. Gtd. Notes, 2.88%, 01/25/2022(c)	350,000	343,389
Australia and New Zealand Banking Group Ltd. (Australia), Sr. Unsec. Medium-Term Global Notes, 2.30%, 06/01/2021	713,000	696,455
Bank of America Corp., Sr. Unsec. Medium-Term Global Notes, 3.50%, 04/19/2026	255,000	245,832
Sr. Unsec. Medium-Term Notes, 3.25%, 10/21/2027	565,000	523,071
Bank of Montreal (Canada), Sr. Unsec. Medium-Term Notes, 2.10%, 12/12/2019	2,580,000	2,555,913
BBVA Bancomer S.A. (Mexico), Sr. Unsec. Notes, 4.38%, 04/10/2024(c)	700,000	690,382
Citigroup Inc., Sr. Unsec. Global Notes, 3.67%, 07/24/2028	545,000	515,698
Unsec. Sub. Global Notes, 5.30%, 05/06/2044	250,000	250,317
6.68%, 09/13/2043	815,000	965,690
Unsec. Sub. Notes, 4.75%, 05/18/2046	375,000	347,553
Commonwealth Bank of Australia (Australia), Sr. Unsec. Notes, 2.25%, 03/10/2020(c)	1,085,000	1,075,486
Coöperatieve Rabobank U.A. (Netherlands), Jr. Unsec. Sub. Notes, 11.00%(c)(e)	810,000	839,363

	Principal Amount	Value
Diversified Banks–(continued)
Credit Suisse AG (Switzerland), Sr. Unsec. Conv. Medium-Term Notes, 0.50%, 06/24/2024(c)	$7,880,000	$6,903,668
Unsec. Sub. Notes, 6.50%, 08/08/2023(c)	686,000	717,306
Discover Bank, Sr. Unsec. Notes, 3.35%, 02/06/2023	1,500,000	1,461,336
JPMorgan Chase & Co., Sr. Unsec. Global Notes, 3.20%, 06/15/2026	415,000	391,415
3.51%, 01/23/2029	1,145,000	1,085,715
3.90%, 01/23/2049	1,145,000	1,008,198
4.26%, 02/22/2048	525,000	490,144
4.50%, 01/24/2022	80,000	82,463
Series V, Jr. Unsec. Sub. Global Notes, 5.00%(e)	640,000	618,400
Mizuho Bank Ltd. (Japan), Sr. Unsec. Gtd. Notes, 2.65%, 09/25/2019(c)	675,000	672,711
Mizuho Financial Group Cayman 3 Ltd. (Japan), Unsec. Gtd. Sub. Notes, 4.60%, 03/27/2024(c)	200,000	203,053
National Australia Bank Ltd. (Australia), Sr. Unsec. Medium-Term Global Notes, 2.00%, 01/14/2019	930,000	929,735
Sr. Unsec. Notes, 1.88%, 07/12/2021	945,000	909,782
Société Générale S.A. (France), Sr. Unsec. Notes, 2.63%, 09/16/2020(c)	890,000	879,414
Unsec. Sub. Notes, 5.00%, 01/17/2024(c)	735,000	741,821
Standard Chartered PLC (United Kingdom), Sr. Unsec. Notes, 3.05%, 01/15/2021(c)	680,000	670,781
Sumitomo Mitsui Banking Corp. (Japan), Sr. Unsec. Gtd. Medium-Term Global Notes, 2.65%, 07/23/2020	715,000	707,797
U.S. Bancorp, Series W, Unsec. Sub. Medium-Term Notes, 3.10%, 04/27/2026	2,295,000	2,176,303
Wells Fargo & Co., Sr. Unsec. Medium-Term Notes, 3.55%, 09/29/2025	655,000	635,472
Unsec. Sub. Medium-Term Notes, 4.10%, 06/03/2026	450,000	440,073
4.65%, 11/04/2044	1,200,000	1,133,624
		31,908,360

Diversified Chemicals–0.02%
Eastman Chemical Co., Sr. Unsec. Global Notes, 2.70%, 01/15/2020	248,000	246,207

Diversified Metals & Mining–0.02%
Rio Tinto Finance USA Ltd. (Australia), Sr. Unsec. Gtd. Global Notes, 7.13%, 07/15/2028	200,000	249,256

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

	Principal Amount	Value
Drug Retail–0.15%
CVS Pass Through Trust, Sr. Sec. First Lien Global Pass Through Ctfs., 6.04%, 12/10/2028	$750,434	$799,335
Walgreens Boots Alliance Inc., Sr. Unsec. Global Notes, 3.30%, 11/18/2021	602,000	599,612
4.50%, 11/18/2034	444,000	427,433
		1,826,380

Electric Utilities–0.21%
Electricite de France S.A. (France), Jr. Unsec. Sub. Notes, 5.63%(c)(e)	745,000	688,194
Sr. Unsec. Notes, 4.60%, 01/27/2020(c)	150,000	152,190
4.88%, 01/22/2044(c)	930,000	843,135
NextEra Energy Capital Holdings, Inc., Sr. Unsec. Gtd. Deb., 3.55%, 05/01/2027	569,000	544,234
Ohio Power Co., Series M, Sr. Unsec. Notes, 5.38%, 10/01/2021	200,000	211,584
PPL Electric Utilities Corp., Sr. Sec. First Mortgage Bonds, 6.25%, 05/15/2039	50,000	62,743
Virginia Electric & Power Co., Sr. Unsec. Notes, 5.00%, 06/30/2019	15,000	15,117
		2,517,197

Environmental & Facilities Services–0.04%
Waste Management, Inc., Sr. Unsec. Gtd. Global Notes, 3.90%, 03/01/2035	469,000	457,003

Financial Exchanges & Data–0.08%
Moody’s Corp., Sr. Unsec. Global Notes, 4.50%, 09/01/2022	935,000	962,477

Food Retail–0.01%
Alimentation Couche-Tard Inc. (Canada), Sr. Unsec. Gtd. Notes, 4.50%, 07/26/2047(c)	120,000	110,433

General Merchandise Stores–0.03%
Dollar General Corp., Sr. Unsec. Global Notes, 3.25%, 04/15/2023	365,000	357,198

Health Care Distributors–0.09%
McKesson Corp., Sr. Unsec. Global Notes, 2.28%, 03/15/2019	1,095,000	1,092,789

Health Care Equipment–1.31%
Becton, Dickinson and Co., Sr. Unsec. Global Notes, 4.88%, 05/15/2044	750,000	713,385
Sr. Unsec. Notes, 2.68%, 12/15/2019	274,000	271,462
DexCom, Inc., Sr. Unsec. Conv. Notes, 0.75%, 05/15/2022	2,591,000	3,501,317
0.75%, 12/01/2023(c)	2,902,000	2,938,435

	Principal Amount	Value
Health Care Equipment–(continued)
Insulet Corp., Sr. Unsec. Conv. Notes, 1.38%, 11/15/2024(c)	$476,000	$506,709
Medtronic, Inc., Sr. Unsec. Gtd. Global Notes, 3.15%, 03/15/2022	1,076,000	1,073,467
4.38%, 03/15/2035	358,000	367,550
4.63%, 03/15/2044	525,000	546,668
NuVasive, Inc., Sr. Unsec. Conv. Notes, 2.25%, 03/15/2021	1,880,000	1,983,315
Wright Medical Group N.V., Sr. Unsec. Conv. Bonds, 2.25%, 11/15/2021	986,000	1,354,987
Wright Medical Group, Inc., Sr. Unsec. Gtd. Conv. Notes, 1.63%, 06/15/2023(c)	2,525,000	2,583,938
		15,841,233

Health Care Facilities–0.93%
Convertible Trust–Consumer, Series 2018-1, Sr. Unsec. Medium-Term Notes, 0.25%, 02/05/2024	5,897,000	5,693,554
Convertible Trust–Healthcare, Series 2018-1, Sr. Unsec. Medium-Term Notes, 0.25%, 01/17/2024	5,674,000	5,490,162
		11,183,716

Health Care REITs–0.10%
HCP, Inc., Sr. Unsec. Global Notes, 3.88%, 08/15/2024	505,000	497,584
4.20%, 03/01/2024	480,000	481,689
Ventas Realty L.P., Sr. Unsec. Gtd. Notes, 5.70%, 09/30/2043	215,000	235,020
		1,214,293

Health Care Services–0.29%
CVS Health Corp., Sr. Unsec. Global Bonds, 3.38%, 08/12/2024	375,000	364,113
Sr. Unsec. Global Notes, 4.10%, 03/25/2025	1,359,000	1,348,907
Express Scripts Holding Co., Sr. Unsec. Gtd. Global Notes, 2.25%, 06/15/2019	575,000	572,618
Cigna Corp., Sr. Sec. Gtd. Notes, 4.80%, 08/15/2038(c)	326,000	324,280
Laboratory Corp. of America Holdings, Sr. Unsec. Notes, 3.20%, 02/01/2022	602,000	597,851
4.70%, 02/01/2045	264,000	246,981
		3,454,750

Home Improvement Retail–0.05%
Home Depot, Inc. (The), Sr. Unsec. Global Notes, 2.00%, 04/01/2021	631,000	618,713

Homebuilding–0.07%
MDC Holdings, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 01/15/2043	1,050,000	824,250

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

	Principal Amount	Value
Hotel & Resort REITs–0.04%
Hospitality Properties Trust, Sr. Unsec. Notes, 4.50%, 06/15/2023	$270,000	$272,528
5.00%, 08/15/2022	200,000	204,426
		476,954

Housewares & Specialties–0.04%
Tupperware Brands Corp., Sr. Unsec. Gtd. Global Notes, 4.75%, 06/01/2021	475,000	486,867

Insurance Brokers–0.02%
Willis North America, Inc., Sr. Unsec. Gtd. Global Notes, 3.60%, 05/15/2024	250,000	244,367

Integrated Oil & Gas–0.13%
Husky Energy Inc. (Canada), Sr. Unsec. Global Notes, 3.95%, 04/15/2022	300,000	301,761
Occidental Petroleum Corp., Sr. Unsec. Global Notes, 3.40%, 04/15/2026	365,000	357,634
Petróleos Mexicanos (Mexico), Sr. Unsec. Gtd. Global Notes, 4.88%, 01/24/2022	570,000	556,320
Suncor Energy Inc. (Canada), Sr. Unsec. Notes, 3.60%, 12/01/2024	334,000	327,091
		1,542,806

Integrated Telecommunication Services–0.56%
AT&T Inc., Sr. Unsec. Global Notes, 3.00%, 06/30/2022	520,000	507,521
3.40%, 05/15/2025	289,000	272,047
4.30%, 02/15/2030	348,000	329,792
4.50%, 05/15/2035	463,000	417,256
4.80%, 06/15/2044	935,000	841,708
5.15%, 03/15/2042	90,000	84,444
5.15%, 11/15/2046	140,000	130,729
5.35%, 09/01/2040	101,000	98,664
Orange S.A. (France), Sr. Unsec. Global Notes, 1.63%, 11/03/2019	1,455,000	1,437,111
Telefónica Emisiones, S.A.U. (Spain), Sr. Unsec. Gtd. Global Notes, 4.67%, 03/06/2038	750,000	681,249
5.21%, 03/08/2047	700,000	643,842
7.05%, 06/20/2036	360,000	411,679
Verizon Communications Inc., Sr. Unsec. Global Notes, 4.13%, 08/15/2046	83,000	73,617
4.40%, 11/01/2034	325,000	314,424
4.81%, 03/15/2039	503,000	496,417
		6,740,500

Internet & Direct Marketing Retail–0.57%
Amazon.com, Inc., Sr. Unsec. Global Notes, 2.60%, 12/05/2019	1,660,000	1,656,040

	Principal Amount	Value
Internet & Direct Marketing Retail–(continued)
Ctrip.com International, Ltd. (China), Sr. Unsec. Conv. Bonds, 1.25%, 09/15/2019(d)	$2,992,000	$2,900,433
Liberty Expedia Holdings, Inc., Sr. Unsec. Conv. Deb., 1.00%, 07/05/2022(c)(d)	1,574,000	1,508,287
QVC, Inc., Sr. Sec. Gtd. First Lien Global Notes, 5.45%, 08/15/2034	880,000	771,294
		6,836,054

Investment Banking & Brokerage–0.56%
Goldman Sachs Group, Inc. (The), Sr. Unsec. Global Notes, 5.25%, 07/27/2021	400,000	415,370
Unsec. Sub. Notes, 4.25%, 10/21/2025	552,000	529,310
GS Finance Corp., Series 0001, Sr. Unsec. Conv. Medium-Term Notes, 0.25%, 07/08/2024	5,920,000	5,158,925
Morgan Stanley, Sr. Unsec. Medium-Term Global Notes, 4.00%, 07/23/2025	680,000	671,728
		6,775,333

IT Consulting & Other Services–0.04%
DXC Technology Co., Sr. Unsec. Global Notes, 4.45%, 09/18/2022	490,000	500,398

Life & Health Insurance–0.35%
Athene Global Funding, Sec. Notes, 4.00%, 01/25/2022(c)	1,220,000	1,232,968
Jackson National Life Global Funding, Sr. Sec. Notes, 2.10%, 10/25/2021(c)	525,000	506,802
3.25%, 01/30/2024(c)	480,000	470,944
Nationwide Financial Services Inc., Sr. Unsec. Notes, 5.30%, 11/18/2044(c)	445,000	472,136
Prudential Financial, Inc., Sr. Unsec. Global Notes, 3.91%, 12/07/2047	155,000	138,951
3.94%, 12/07/2049	496,000	445,974
Reliance Standard Life Global Funding II, Sr. Sec. First Lien Notes, 3.05%, 01/20/2021(c)	465,000	460,872
Teachers Insurance and Annuity Association of America, Unsec. Sub. Notes, 4.27%, 05/15/2047(c)	498,000	478,480
		4,207,127

Movies & Entertainment–0.18%
Live Nation Entertainment, Inc., Sr. Unsec. Conv. Notes, 2.50%, 03/15/2023(c)	2,147,000	2,191,520

Multi-Line Insurance–0.17%
American Financial Group, Inc., Sr. Unsec. Notes, 4.50%, 06/15/2047	520,000	469,014

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

	Principal Amount	Value
Multi-Line Insurance–(continued)
American International Group, Inc., Sr. Unsec. Global Notes, 2.30%, 07/16/2019	$385,000	$383,443
4.38%, 01/15/2055	720,000	601,045
Metropolitan Life Global Funding I, Sec. Notes, 2.05%, 06/12/2020(c)	590,000	580,627
		2,034,129

Multi-Utilities–0.09%
NiSource Inc., Sr. Unsec. Global Notes, 4.38%, 05/15/2047	616,000	576,115
Sempra Energy, Sr. Unsec. Global Notes, 3.80%, 02/01/2038	605,000	521,657
		1,097,772

Office REITs–0.06%
Government Properties Income Trust, Sr. Unsec. Global Notes, 4.00%, 07/15/2022	730,000	718,975

Oil & Gas Equipment & Services–0.37%
Ensco Jersey Finance Ltd., Sr. Unsec. Gtd. Conv. Bonds, 3.00%, 01/31/2024	2,100,000	1,393,904
Helix Energy Solutions Group, Inc., Sr. Unsec. Conv. Notes, 4.25%, 05/01/2022	1,105,000	1,025,226
Nabors Industries Inc., Sr. Unsec. Gtd. Conv. Bonds, 0.75%, 01/15/2024	1,150,000	711,948
Oil States International, Inc., Sr. Unsec. Conv. Notes, 1.50%, 02/15/2023(c)	1,595,000	1,315,269
		4,446,347

Oil & Gas Exploration & Production–0.19%
Anadarko Petroleum Corp., Sr. Unsec. Notes, 6.60%, 03/15/2046	443,000	491,334
Chesapeake Energy Corp., Sr. Unsec. Gtd. Conv. Bonds, 5.50%, 09/15/2026	1,042,000	841,271
ConocoPhillips Co., Sr. Unsec. Gtd. Global Notes, 4.15%, 11/15/2034	237,000	226,306
Noble Energy, Inc., Sr. Unsec. Global Notes, 5.25%, 11/15/2043	830,000	740,009
		2,298,920

Oil & Gas Storage & Transportation–0.81%
Enable Midstream Partners, LP, Sr. Unsec. Global Notes, 2.40%, 05/15/2019	440,000	437,547
Energy Transfer Partners, L.P., Sr. Unsec. Gtd. Notes, 4.20%, 09/15/2023	1,892,000	1,866,490
4.90%, 03/15/2035	357,000	320,915

	Principal Amount	Value
Oil & Gas Storage & Transportation–(continued)
Enterprise Products Operating LLC, Sr. Unsec. Gtd. Global Bonds, 6.45%, 09/01/2040	$25,000	$29,464
Sr. Unsec. Gtd. Global Notes, 4.25%, 02/15/2048	754,000	671,917
5.25%, 01/31/2020	155,000	157,924
Sr. Unsec. Gtd. Notes, 2.55%, 10/15/2019	370,000	368,114
Series N, Sr. Unsec. Gtd. Notes, 6.50%, 01/31/2019	245,000	245,543
Kinder Morgan Inc., Sr. Unsec. Gtd. Notes, 5.30%, 12/01/2034	422,000	415,437
MPLX LP, Sr. Unsec. Global Bonds, 4.50%, 07/15/2023	1,820,000	1,839,890
Sr. Unsec. Global Notes, 4.50%, 04/15/2038	877,000	769,114
Plains All American Pipeline L.P./ PAA Finance Corp., Sr. Unsec. Global Notes, 3.65%, 06/01/2022	355,000	348,774
Spectra Energy Partners, L.P., Sr. Unsec. Global Notes, 4.50%, 03/15/2045	536,000	487,084
Sunoco Logistics Partners Operations L.P., Sr. Unsec. Gtd. Notes, 5.30%, 04/01/2044	645,000	572,056
5.50%, 02/15/2020	535,000	545,420
Texas Eastern Transmission L.P., Sr. Unsec. Notes, 7.00%, 07/15/2032	185,000	223,995
Western Gas Partners, LP, Sr. Unsec. Notes, 5.45%, 04/01/2044	600,000	522,624
		9,822,308

Other Diversified Financial Services–0.24%
ERAC USA Finance LLC, Sr. Unsec. Gtd. Notes, 2.35%, 10/15/2019(c)	935,000	928,792
MassMutual Global Funding II, Sec. Notes, 2.00%, 04/15/2021(c)	945,000	920,381
NXP Funding LLC (Netherlands), Sr. Unsec. Gtd. Notes, 5.35%, 03/01/2026(c)	720,000	733,140
SMBC Aviation Capital Finance DAC (Ireland), Sr. Unsec. Gtd. Notes, 2.65%, 07/15/2021(c)	315,000	306,690
		2,889,003

Packaged Foods & Meats–0.07%
General Mills, Inc., Sr. Unsec. Global Notes, 2.20%, 10/21/2019	850,000	843,713
Mead Johnson Nutrition Co. (United Kingdom), Sr. Unsec. Gtd. Global Notes, 4.13%, 11/15/2025	64,000	65,744
		909,457

Paper Packaging–0.12%
International Paper Co., Sr. Unsec. Global Notes, 6.00%, 11/15/2041	245,000	259,184

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

	Principal Amount	Value
Paper Packaging–(continued)
Packaging Corp. of America, Sr. Unsec. Global Notes, 4.50%, 11/01/2023	$1,139,000	$1,168,682
		1,427,866

Pharmaceuticals–0.79%
Allergan Funding SCS, Sr. Unsec. Gtd. Global Notes, 4.85%, 06/15/2044	950,000	901,296
Bayer US Finance II LLC (Germany), Sr. Unsec. Gtd. Notes, 2.13%, 07/15/2019(c)	305,000	302,648
4.38%, 12/15/2028(c)	985,000	942,882
Bayer US Finance LLC (Germany), Sr. Unsec. Gtd. Notes, 2.38%, 10/08/2019(c)	2,270,000	2,252,304
3.00%, 10/08/2021(c)	590,000	577,236
GlaxoSmithKline Capital Inc. (United Kingdom), Sr. Unsec. Gtd. Global Bonds, 6.38%, 05/15/2038	70,000	88,207
Jazz Investments I Ltd., Sr. Unsec. Gtd. Conv. Bonds, 1.88%, 08/15/2021	1,455,000	1,414,665
Medicines Co. (The), Sr. Unsec. Conv. Bonds, 2.75%, 07/15/2023	938,000	711,609
Mylan N.V., Sr. Unsec. Gtd. Global Notes, 3.15%, 06/15/2021	431,000	422,306
Pacira Pharmaceuticals, Inc., Sr. Unsec. Conv. Notes, 2.38%, 04/01/2022	792,000	787,545
Supernus Pharmaceuticals, Inc., Sr. Unsec. Conv. Notes, 0.63%, 04/01/2023(c)	765,000	722,925
Zoetis Inc., Sr. Unsec. Global Notes, 4.70%, 02/01/2043	365,000	371,878
		9,495,501

Property & Casualty Insurance–0.26%
Allstate Corp. (The), Sr. Unsec. Bonds, 3.28%, 12/15/2026	320,000	314,332
CNA Financial Corp., Sr. Unsec. Global Bonds, 5.88%, 08/15/2020	325,000	337,225
Liberty Mutual Group Inc., Sr. Unsec. Gtd. Bonds, 4.85%, 08/01/2044(c)	975,000	951,397
Markel Corp., Sr. Unsec. Notes, 5.00%, 03/30/2043	385,000	385,819
Travelers Cos., Inc. (The), Sr. Unsec. Global Notes, 4.60%, 08/01/2043	665,000	691,947
WR Berkley Corp., Sr. Unsec. Global Notes, 4.63%, 03/15/2022	420,000	431,995
		3,112,715

Railroads–0.22%
Burlington Northern Santa Fe, LLC, Sr. Unsec. Deb., 5.15%, 09/01/2043	991,000	1,113,425
CSX Corp., Sr. Unsec. Notes, 5.50%, 04/15/2041	380,000	423,180

	Principal Amount	Value
Railroads–(continued)
Union Pacific Corp., Sr. Unsec. Global Notes, 3.65%, 02/15/2024	$101,000	$101,565
Sr. Unsec. Notes, 4.15%, 01/15/2045	440,000	413,922
4.85%, 06/15/2044	570,000	598,807
		2,650,899

Regional Banks–0.07%
Citizens Financial Group, Inc., Sr. Unsec. Global Notes, 2.38%, 07/28/2021	455,000	443,523
SunTrust Banks, Inc., Unsec. Sub. Global Notes, 3.30%, 05/15/2026	385,000	365,377
		808,900

Reinsurance–0.03%
Reinsurance Group of America, Inc., Sr. Unsec. Medium-Term Notes, 4.70%, 09/15/2023	386,000	403,183

Renewable Electricity–0.05%
Oglethorpe Power Corp., Sr. Sec. First Mortgage Bonds, 4.55%, 06/01/2044	581,000	550,900

Semiconductors–0.88%
Broadcom Corp./Broadcom Cayman Finance Ltd., Sr. Unsec. Gtd. Global Notes, 3.63%, 01/15/2024	670,000	634,562
Cree, Inc., Sr. Unsec. Conv. Notes, 0.88%, 09/01/2023(c)	3,529,000	3,423,366
Microchip Technology Inc., Sr. Unsec. Sub. Conv. Notes, 1.63%, 02/15/2027	2,180,000	2,136,221
Micron Technology, Inc., Series G, Sr. Unsec. Conv. Global Bonds, 3.00%, 11/15/2028(d)	1,566,000	1,739,857
ON Semiconductor Corp., Sr. Unsec. Gtd. Conv. Bonds, 1.00%, 12/01/2020	1,702,000	1,880,710
Silicon Laboratories Inc., Sr. Unsec. Conv. Bonds, 1.38%, 03/01/2022	619,000	655,431
Texas Instruments Inc., Sr. Unsec. Notes, 2.63%, 05/15/2024	230,000	222,412
		10,692,559

Specialized Finance–0.34%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland), Sr. Unsec. Gtd. Global Notes, 3.95%, 02/01/2022	385,000	378,352
Air Lease Corp., Sr. Unsec. Global Notes, 3.00%, 09/15/2023	649,000	610,041
4.25%, 09/15/2024	430,000	420,811
Aircastle Ltd., Sr. Unsec. Notes, 4.40%, 09/25/2023	835,000	822,056

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

	Principal Amount	Value
Specialized Finance–(continued)
Aviation Capital Group LLC, Sr. Unsec. Notes, 2.88%, 01/20/2022(c)	$1,115,000	$1,079,627
4.88%, 10/01/2025(c)	735,000	735,468
		4,046,355

Specialized REITs–0.33%
Crown Castle International Corp., Sr. Unsec. Global Bonds, 3.80%, 02/15/2028	1,917,000	1,802,491
Sr. Unsec. Global Notes, 4.75%, 05/15/2047	50,000	46,467
EPR Properties, Sr. Unsec. Gtd. Global Notes, 4.75%, 12/15/2026	1,710,000	1,695,077
Life Storage LP, Sr. Unsec. Gtd. Global Notes, 3.50%, 07/01/2026	444,000	417,114
		3,961,149

Specialty Chemicals–0.01%
Sherwin-Williams Co. (The), Sr. Unsec. Global Notes, 4.50%, 06/01/2047	170,000	154,094

Systems Software–0.30%
FireEye, Inc., Series A, Sr. Unsec. Conv. Bonds, 1.00%, 06/01/2020(d)	1,722,000	1,655,286
Series B, Sr. Unsec. Conv. Bonds, 1.63%, 06/01/2022(d)	1,745,000	1,594,052
Microsoft Corp., Sr. Unsec. Global Notes, 3.50%, 02/12/2035	403,000	385,739
		3,635,077

Technology Distributors–0.06%
Avnet, Inc., Sr. Unsec. Global Notes, 4.63%, 04/15/2026	705,000	690,185

Technology Hardware, Storage & Peripherals–0.46%
Apple Inc., Sr. Unsec. Global Notes, 2.15%, 02/09/2022	716,000	698,378
3.35%, 02/09/2027	335,000	328,081
Dell International LLC/ EMC Corp., Sr. Sec. Gtd. First Lien Notes, 5.45%, 06/15/2023(c)	645,000	656,962
8.35%, 07/15/2046(c)	14,000	15,217
SanDisk Corp., Sr. Unsec. Gtd. Conv. Bonds, 0.50%, 10/15/2020	2,520,000	2,121,790
Western Digital Corp., Sr. Unsec. Gtd. Conv. Notes, 1.50%, 02/01/2024(c)	2,107,000	1,712,782
		5,533,210

Tobacco–0.13%
Philip Morris International Inc., Sr. Unsec. Global Notes, 3.60%, 11/15/2023	405,000	406,172
4.88%, 11/15/2043	1,210,000	1,203,755
		1,609,927

	Principal Amount	Value
Wireless Telecommunication Services–0.22%
América Móvil, S.A.B. de C.V. (Mexico), Sr. Unsec. Global Notes, 4.38%, 07/16/2042	$600,000	$578,481
Rogers Communications Inc. (Canada), Sr. Unsec. Gtd. Global Notes, 4.30%, 02/15/2048	1,515,000	1,449,225
4.50%, 03/15/2043	585,000	580,306
		2,608,012
Total Bonds & Notes (Cost $250,270,686)		244,632,529

U.S. Treasury Securities–12.84%
U.S. Treasury Bills–0.00%
0.98%, 01/24/2019(f)(g)	40,000	39,945

U.S. Treasury Notes–11.30%
1.25%, 01/31/2019	11,775,000	11,764,976
3.63%, 08/15/2019	1,525,000	1,534,744
3.38%, 11/15/2019	300,000	301,830
3.63%, 02/15/2020	46,000	46,504
2.63%, 11/15/2020	600,000	601,148
2.50%, 12/31/2020	71,210,000	71,200,552
2.63%, 12/15/2021	16,096,000	16,169,432
2.63%, 12/31/2023	15,466,500	15,547,880
2.63%, 12/31/2025	2,535,000	2,542,503
3.13%, 11/15/2028	16,119,400	16,734,039
		136,443,608

U.S. Treasury Bonds–1.54%
4.50%, 02/15/2036	4,000,000	4,936,247
4.50%, 08/15/2039	40,000	49,936
4.38%, 05/15/2040	80,000	98,390
3.00%, 08/15/2048	13,556,100	13,519,328
		18,603,901
Total U.S. Treasury Securities (Cost $153,396,726)		155,087,454

	Shares
Preferred Stocks–0.54%
Asset Management & Custody Banks–0.19%
AMG Capital Trust II, $2.58 Conv. Pfd.	47,000	2,267,750

Diversified Banks–0.02%
Wells Fargo & Co., Series Q, 5.85% Pfd.	12,000	294,840

Oil & Gas Storage & Transportation–0.33%
El Paso Energy Capital Trust I, $2.38 Conv. Pfd.	95,499	3,987,083
Total Preferred Stocks (Cost $6,118,550)		6,549,673

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

	Principal Amount	Value
U.S. Government Sponsored Agency Securities–0.09%
Federal Home Loan Mortgage Corp. (FHLMC)–0.09%
Unsec. Global Notes, 6.75%, 03/15/2031 (Cost $925,271)	$750,000	$1,020,887

U.S. Government Sponsored Agency Mortgage-Backed Securities–0.00%
Federal Home Loan Mortgage Corp. (FHLMC)–0.00%
Pass Through Ctfs., 5.50%, 02/01/2037	17	18

Federal National Mortgage Association (FNMA)–0.00%
Pass Through Ctfs.,
5.50%, 03/01/2021	35	36
9.50%, 04/01/2030	1,421	1,583
		1,619
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $1,629)		1,637

	Shares	Value
Money Market Funds–4.46%
Invesco Government & Agency Portfolio–Institutional Class, 2.30%(h)	18,865,936	$18,865,936
Invesco Liquid Assets Portfolio–Institutional Class, 2.48%(h)	13,476,522	13,477,870
Invesco Treasury Portfolio–Institutional Class, 2.30%(h)	21,561,069	21,561,069
Total Money Market Funds (Cost $53,904,798)		53,904,875
TOTAL INVESTMENTS IN SECURITIES–99.76% (Cost $1,118,194,461)		1,204,908,190
OTHER ASSETS LESS LIABILITIES–0.24%		2,926,899
NET ASSETS–100.00%		$1,207,835,089

Investment Abbreviations:

Conv.	– Convertible
Ctfs.	– Certificates
DAC	– Designated Activity Co.
Deb.	– Debentures
Gtd.	– Guaranteed
Jr.	– Junior
Pfd.	– Preferred
REIT	– Real Estate Investment Trust
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2018 was $58,804,005, which represented 4.87% of the Fund’s Net Assets.

(d)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(e)	Perpetual bond with no specified maturity date.
(f)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(g)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1K.
(h)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of December 31, 2018.

Open Futures Contracts
Short Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 5 Year Notes	18	March-2019	$(2,064,375)	$(35,199)	$(35,199)
U.S. Treasury 10 Year Notes	17	March-2019	(2,074,266)	(51,306)	(51,306)
Total Futures Contracts — Interest Rate Risk				$(86,505)	$(86,505)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Unrealized Appreciation (Depreciation)
		Deliver		Receive
02/01/2019	Bank of New York Mellon (The)	AUD	3,018,851	USD	2,170,765	$43,176
02/01/2019	Bank of New York Mellon (The)	CAD	3,465,052	USD	2,580,372	40,310
02/01/2019	State Street Bank and Trust Co.	AUD	3,018,793	USD	2,171,191	43,643
02/01/2019	State Street Bank and Trust Co.	CAD	3,465,071	USD	2,580,021	39,945
Subtotal — Appreciation						167,074
02/01/2019	Bank of New York Mellon (The)	CHF	4,786,579	USD	4,849,870	(32,732)
02/01/2019	Bank of New York Mellon (The)	EUR	2,941,582	USD	3,371,759	(6,710)
02/01/2019	Bank of New York Mellon (The)	GBP	10,737,237	USD	13,618,681	(86,649)
02/01/2019	State Street Bank and Trust Co.	CHF	4,786,626	USD	4,848,689	(33,960)
02/01/2019	State Street Bank and Trust Co.	EUR	2,941,582	USD	3,372,215	(6,254)
02/01/2019	State Street Bank and Trust Co.	GBP	10,737,221	USD	13,621,453	(83,858)
02/01/2019	State Street Bank and Trust Co.	USD	675,618	AUD	946,037	(8,881)
Subtotal — Depreciation						(259,044)
Total Forward Foreign Currency Contracts — Currency Risk						$(91,970)

Abbreviations:

AUD	– Australian Dollar
CHF	– Swiss Franc
GBP	– British Pound Sterling
CAD	– Canadian Dollar
EUR	– Euro
USD	– U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

Statement of Assets and Liabilities

December 31, 2018

Statement of Operations

For the year ended December 31, 2018

Assets:
Investments in securities, at value (Cost $1,064,289,663)	$1,151,003,315
Investments in affiliated money market funds, at value (Cost $53,904,798)	53,904,875
Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	167,074
Foreign currencies, at value (Cost $434,460)	436,385
Receivable for:
Fund shares sold	346,809
Dividends and interest	3,981,124
Investment for trustee deferred compensation and retirement plans	138,856
Total assets	1,209,978,438

Liabilities:
Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	259,044
Variation margin payable — futures contracts	11,141
Payable for:
Investments purchased	142,257
Amount due to custodian	11,341
Fund shares reacquired	317,108
Accrued fees to affiliates	1,185,629
Accrued trustees’ and officers’ fees and benefits	7,554
Accrued other operating expenses	54,079
Trustee deferred compensation and retirement plans	155,196
Total liabilities	2,143,349
Net assets applicable to shares outstanding	$1,207,835,089

Net assets consist of:
Shares of beneficial interest	$1,014,076,655
Distributable earnings	193,758,434
$1,207,835,089

Net Assets:
Series I	$165,924,169
Series II	$1,041,910,920

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	10,295,033
Series II	64,969,696
Series I:
Net asset value per share	$16.12
Series II:
Net asset value per share	$16.04

Investment income:
Dividends (net of foreign withholding taxes of $346,619)	$23,200,079
Dividends from affiliated money market funds	1,143,177
Interest	11,907,445
Total investment income	36,250,701

Expenses:
Advisory fees	5,547,264
Administrative services fees	2,373,626
Custodian fees	47,898
Distribution fees — Series II	3,236,174
Transfer agent fees	34,764
Trustees’ and officers’ fees and benefits	41,084
Reports to shareholders	15,043
Professional services fees	68,329
Other	55,089
Total expenses	11,419,271
Less: Fees waived	(79,205)
Net expenses	11,340,066
Net investment income	24,910,635

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	89,026,541
Foreign currencies	(220,151)
Forward foreign currency contracts	3,876,016
Futures contracts	151,550
92,833,956
Change in net unrealized appreciation (depreciation) of:
Investment securities	(252,834,081)
Foreign currencies	(9,084)
Forward foreign currency contracts	1,268,168
Futures contracts	(115,386)
(251,690,383)
Net realized and unrealized gain (loss)	(158,856,427)
Net increase (decrease) in net assets resulting from operations	$(133,945,792)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

Statement of Changes in Net Assets

For the years ended December 31, 2018 and 2017

	2018	2017
Operations:
Net investment income	$24,910,635	$25,839,989
Net realized gain	92,833,956	71,047,538
Change in net unrealized appreciation (depreciation)	(251,690,383)	59,017,947
Net increase (decrease) in net assets resulting from operations	(133,945,792)	155,905,474

Distributions to shareholders from distributable earnings(1):
Series I	(12,212,096)	(6,065,465)
Series II	(83,405,521)	(44,046,352)
Total distributions from distributable earnings	(95,617,617)	(50,111,817)

Share transactions–net:
Series I	10,954,748	14,958,314
Series II	(143,814,137)	(22,591,494)
Net increase (decrease) in net assets resulting from share transactions	(132,859,389)	(7,633,180)
Net increase (decrease) in net assets	(362,422,798)	98,160,477

Net assets:
Beginning of year	1,570,257,887	1,472,097,410
End of year	$1,207,835,089	$1,570,257,887

(1)

For the year ended December 31, 2017, distributions to shareholders from distributable earnings consisted of distributions from net investment income and distributions from net realized gains. The Securities and Exchange Commission eliminated the requirement to disclose the distribution components separately, except for tax return of capital. For the year ended December 31, 2017, distributions from net investment income were $2,908,928 and $19,584,973 and distributions from net realized gains were $3,156,537 and $24,461,379 for Series I and Series II shares, respectively.

Notes to Financial Statements

December 31, 2018

NOTE 1—Significant Accounting Policies

Invesco V.I. Equity and Income Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objectives are both capital appreciation and current income.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not

Invesco V.I. Equity and Income Fund

listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s

Invesco V.I. Equity and Income Fund

taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.

Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to

Invesco V.I. Equity and Income Fund

maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
L.

Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $150 million	0.50%
Next $100 million	0.45%
Next $100 million	0.40%
Over $350 million	0.35%

For the year ended December 31, 2018, the effective advisory fees incurred by the Fund was 0.38%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, formerly Invesco PowerShares Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2019, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 1.50% and Series II shares to 1.75% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2019. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2020, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2018, the Adviser waived advisory fees of $79,205.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2018, Invesco was paid $347,112 for accounting and fund administrative services and was reimbursed $2,026,514 for fees paid to insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2018, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the year ended December 31, 2018, the Fund incurred $11,093 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Invesco V.I. Equity and Income Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks	$692,950,445	$50,760,690	$—	$743,711,135
Bonds & Notes	—	244,632,529	—	244,632,529
U.S. Treasury Securities	—	155,087,454	—	155,087,454
Preferred Stocks	4,281,923	2,267,750	—	6,549,673
U.S. Government Sponsored Agency Securities	—	1,020,887	—	1,020,887
U.S. Government Sponsored Agency Mortgage-Backed Securities	—	1,637	—	1,637
Money Market Funds	53,904,875	—	—	53,904,875
Total Investments in Securities	751,137,243	453,770,947	—	1,204,908,190

Other Investments — Assets*
Forward Foreign Currency Contracts	—	167,074	—	167,074

Other Investments — Liabilities*
Forward Foreign Currency Contracts	—	(259,044)	—	(259,044)
Futures Contracts	(86,505)	—	—	(86,505)
	(86,505)	(259,044)	—	(345,549)
Total Other Investments	(86,505)	(91,970)	—	(178,475)
Total Investments	$751,050,738	$453,678,977	$—	$1,204,729,715

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2018:

	Value
Derivative Assets	Currency Risk	Interest Rate Risk	Total
Unrealized appreciation on forward foreign currency contracts outstanding	$167,074	$—	$167,074
Derivatives not subject to master netting agreements	—	—	—
Total Derivative Assets subject to master netting agreements	$167,074	$—	$167,074

Invesco V.I. Equity and Income Fund

	Value
Derivative Liabilities	Currency Risk	Interest Rate Risk	Total
Unrealized depreciation on futures contracts — Exchange-Traded(a)	$—	$(86,505)	$(86,505)
Unrealized depreciation on forward foreign currency contracts outstanding	(259,044)	—	(259,044)
Total Derivative Liabilities	(259,044)	(86,505)	(345,549)
Derivatives not subject to master netting agreements	—	86,505	86,505
Total Derivative Liabilities subject to master netting agreements	$(259,044)	$—	$(259,044)

(a)	The daily variation margin payable at period-end is recorded in the Statement of Assets and Liabilities.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of December 31, 2018.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Bank of New York Mellon (The)	$83,486	$(126,091)	$(42,605)	$—	$—	$(42,605)
State Street Bank and Trust Co.	83,588	(132,953)	(49,365)	—	—	(49,365)
Total	$167,074	$(259,044)	$(91,970)	$—	$—	$(91,970)

Effect of Derivative Investments for the year ended December 31, 2018

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Currency Risk	Interest Rate Risk	Total
Realized Gain:
Forward foreign currency contracts	$3,876,016	$—	$3,876,016
Futures contracts	—	151,550	151,550
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	1,268,168	—	1,268,168
Futures contracts	—	(115,386)	(115,386)
Total	$5,144,184	$36,164	$5,180,348

The table below summarizes the average notional value of forward foreign currency contracts and futures contracts outstanding during the period.

	Forward Foreign Currency Contracts	Futures Contracts
Average notional value	$87,308,507	$4,333,415

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Invesco V.I. Equity and Income Fund

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2018 and 2017:

	2018	2017
Ordinary income	$30,004,918	$22,493,901
Long-term capital gain	65,612,699	27,617,916
Total distributions	$95,617,617	$50,111,817

Tax Components of Net Assets at Period-End:

2018
Undistributed ordinary income	$28,781,295
Undistributed long-term gain	86,070,837
Net unrealized appreciation — investments	79,053,039
Net unrealized appreciation (depreciation) — foreign currencies	(1,204)
Temporary book/tax differences	(145,533)
Shares of beneficial interest	1,014,076,655
Total net assets	$1,207,835,089
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, the tax treatment of equity securities, bond premiums and contingent payment debt instruments.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2018.

NOTE 8—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2018 was $404,739,846 and $521,671,315, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $1,684,038,217 and $1,705,798,385, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$158,571,427
Aggregate unrealized (depreciation) of investments	(79,518,388)
Net unrealized appreciation of investments	$79,053,039

Cost of investments for tax purposes is $1,125,676,676.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of contingent payment debt instruments and bond premiums, on December 31, 2018, undistributed net investment income was increased by $5,670,419 and undistributed net realized gain (loss) was decreased by $5,670,419. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

Invesco V.I. Equity and Income Fund

NOTE 10—Share Information

	Summary of Share Activity
	Years ended December 31,
	2018(a)		2017
	Shares	Amount	Shares	Amount
Sold:
Series I	986,810	$18,720,753	1,444,387	$26,450,705
Series II	3,896,513	72,253,278	3,955,635	72,128,100

Issued as reinvestment of dividends:
Series I	665,147	12,212,096	331,991	6,065,465
Series II	4,562,665	83,405,521	2,420,129	44,046,353

Reacquired:
Series I	(1,063,169)	(19,978,101)	(955,203)	(17,557,856)
Series II	(16,614,655)	(299,472,936)	(7,581,250)	(138,765,947)
Net increase (decrease) in share activity	(7,566,689)	$(132,859,389)	(384,311)	$(7,633,180)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 75% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Series I
Year ended 12/31/18	$19.04	$0.35		$(2.00)	$(1.65)	$(0.43)	$(0.84)	$(1.27)	$16.12	(9.50)%	$165,924	0.54	%(e)	0.55	%(e)	1.91	%(e)	150%
Year ended 12/31/17	17.76	0.35	(d)	1.58	1.93	(0.31)	(0.34)	(0.65)	19.04	11.03	184,768	0.55		0.56		1.93	(d)	119
Year ended 12/31/16	16.23	0.29		2.10	2.39	(0.32)	(0.54)	(0.86)	17.76	15.12	157,774	0.60		0.61		1.78		101
Year ended 12/31/15	18.93	0.28		(0.78)	(0.50)	(0.49)	(1.71)	(2.20)	16.23	(2.29)	96,287	0.64		0.65		1.55		87
Year ended 12/31/14	18.58	0.37	(f)	1.28	1.65	(0.35)	(0.95)	(1.30)	18.93	9.03	72,391	0.66		0.67		1.92	(f)	85
Series II
Year ended 12/31/18	18.95	0.31		(2.00)	(1.69)	(0.38)	(0.84)	(1.22)	16.04	(9.73)	1,041,911	0.79	(e)	0.80	(e)	1.66	(e)	150
Year ended 12/31/17	17.68	0.31	(d)	1.57	1.88	(0.27)	(0.34)	(0.61)	18.95	10.78	1,385,490	0.80		0.81		1.68	(d)	119
Year ended 12/31/16	16.16	0.25		2.09	2.34	(0.28)	(0.54)	(0.82)	17.68	14.84	1,314,323	0.85		0.86		1.53		101
Year ended 12/31/15	18.86	0.23		(0.78)	(0.55)	(0.44)	(1.71)	(2.15)	16.16	(2.58)	1,129,261	0.89		0.90		1.30		87
Year ended 12/31/14	18.52	0.32	(f)	1.28	1.60	(0.31)	(0.95)	(1.26)	18.86	8.77	1,290,920	0.91		0.92		1.67	(f)	85

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Net investment income per share and the ratio of net investment income to average net assets includes significant dividends received during the year ended December 31, 2017. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.30 and 1.64% and $0.26 and 1.39% for Series I and Series II shares, respectively.

(e)	Ratios are based on average daily net assets (000’s omitted) of $183,320 and $1,294,470 for Series I and Series II shares, respectively.
(f)

Net investment income per share and the ratio of net investment income to average net assets includes significant dividends received during the year ended December 31, 2014. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.27 and 1.41% and $0.22 and 1.16% for Series I and Series II shares, respectively.

Invesco V.I. Equity and Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

and Shareholders of Invesco V.I. Equity and Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. Equity and Income Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

February 14, 2019

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. Equity and Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2018 through December 31, 2018.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (07/01/18)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/18)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/18)	Expenses Paid During Period[2]
Series I	$1,000.00	$915.10	$2.65	$1,022.43	$2.80	0.55%
Series II	1,000.00	913.80	3.86	1,021.17	4.08	0.80

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2018 through December 31, 2018, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Equity and Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2018:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$65,612,699
Corporate Dividends Received Deduction*	70.50%
U.S. Treasury Obligations*	12.09%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Equity and Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

Invesco V.I. Equity and Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesse Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	1998	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	158	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None
Christopher L. Wilson — 1957 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	ISO New England, Inc. (non-profit organization managing regional electricity market)

Invesco V.I. Equity and Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor — 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC; Secretary and Vice President, Jemstep, Inc.

Formerly: Head of Legal, Worldwide Institutional; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

Invesco V.I. Equity and Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. Equity and Income Fund

Annual Report to Shareholders	December 31, 2018

Invesco V.I. Global Core Equity Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The Fund’s Form N-Q (or any successor Form) filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q (or any successor Form), have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Invesco Distributors, Inc. VIGCE-AR-1 02152019 1152

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2018, Series I shares of Invesco V.I. Global Core Equity Fund (the Fund) underperformed the MSCI World Index, the Fund’s broad market/style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/17 to 12/31/18, excluding variable product issuer charges.

If variable product issuer charges were included, returns would be lower.

Series I Shares	-15.32%
Series II Shares	-15.54
MSCI World Index▼ (Broad Market/Style-Specific Index)	-8.71
Lipper VUF Global Multi-Cap Value Funds Classification Average∎ (Peer Group)	-12.03

Source(s): ▼RIMES Technologies Corp.;∎ Lipper Inc.

Market conditions and your Fund

Calendar year 2018 proved to be an increasingly volatile time for global equities. After strong positive returns in January, global equities sold off sharply in February as rising inflation spurred concern that central banks would raise interest rates at a faster pace than previously expected. Through the rest of the first quarter, equity markets struggled to regain momentum, hampered by global trade tensions and weakness in technology stocks. Somewhat counterintuitively, emerging markets generally held up better than developed markets in this volatile environment.

    Significant market and currency volatility continued during the second quarter of 2018. While most domestic equity indexes delivered positive performance for the second quarter, most major international indexes had negative results. Many international stocks struggled as investors worried that heightened global trade tensions would derail economic growth. Other concerns such as geopolitical uncertainty and the potential impact of higher interest rates also weakened investor sentiment. In this environment, developed markets held up better than emerging markets. After a relatively quiet summer, market volatility markedly rose again in October. Global equity markets (particularly the US) declined sharply in the fourth quarter amid rising interest rates and concerns that higher inflation could result in a more restrictive monetary policy. Investors also had concerns over the Brexit negotiations, ongoing US-China trade tensions, declining oil prices and fears of slowing economic growth, particularly in the eurozone.

    Given signs of a strong economy, the US Federal Reserve (the Fed) raised interest rates four times during the year. Following December’s meeting, the Fed raised interest rates by 25 basis points and lowered guidance from three to two rate hikes in 2019, signaling a slightly more dovish stance than expected.1 In contrast, the European Central Bank held rates steady, indicating it would do so at least through the summer of 2019; however, it announced that its bond buying program would be discontinued at year end. Central banks in several other countries maintained extraordinarily accommodative monetary policies, as well.

    During the year, stock selection in the

energy sector benefited the Fund’s performance relative to the broad market/ style-specific benchmark. The largest detractors from relative performance included stock selection in the health care, industrials, communication services and information technology (IT) sectors, as well as underweight exposure to IT and health care.

    From a geographic perspective, stock selection in Australia and Hong Kong was beneficial to the Fund’s performance versus the broad market/style-specific benchmark for the year. Conversely, stock selection in Japan, the Nether-lands, Switzerland, the UK and, most notably, the US, detracted from the Fund’s relative performance.

    The Fund’s top contributor relative to its broad market/style-specific benchmark was HCA Healthcare, which reported good results and a favorable outlook for the year. The stock responded well as the market had been skeptical that it could meet, much less beat, management’s initial guidance for the year. Investors also appeared to be more confident in the company’s outlook for 2019.

    Another key contributor to the Fund’s performance relative to its broad market/ style-specific benchmark for the year was Brazilian energy giant Petróleo Brasileiro, which saw solid earnings estimate revision activity during the year. However, we sold our position in the holding before the close of the year.

    Nike was a leading contributor to the Fund’s relative performance for the year, as the company reported material upside in sales and gross profit margin. The company benefited from growing online sales and quality of earnings.

    Verizon Communications also aided the Fund’s relative performance for the year, as competitive intensity in the wireless industry moderated throughout the

Portfolio Composition
By country	% of total net assets

United States	49.3%
Japan	14.9
United Kingdom	8.5
Italy	5.0
Germany	4.3
Denmark	2.4
Netherlands	2.4
Switzerland	2.4
Hong Kong	2.1
Countries each less than 2% of portfolio	8.7

Top 10 Equity Holdings*
% of total net assets

1. Royal Dutch Shell PLC-Class A-ADR	3.3%
2. Chevron Corp.	3.3
3. Alphabet Inc.-Class C	3.0
4. Enel S.p.A.	2.8
5. American Express Co.	2.7
6. Siemens AG	2.6
7. SoftBank Group Corp.	2.6
8. First Republic Bank	2.5
9. Verizon Communications Inc.	2.4
10. AIA Group Ltd.	2.1

Total Net Assets	$64.5 million

Total Number of Holdings*	71

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings. Data presented here are as of December 31, 2018.

Invesco V.I. Global Core Equity Fund

year, improving investor sentiment. Verizon also benefited because investors see it as a defensive safe haven asset with a less economically sensitive business model.

    Shares of industrial manufacturer Colfax, the Fund’s largest individual detractor versus the broad market/style-specific benchmark during the year, declined mainly due to higher costs that affected profits.

    Concho Resources was another detractor from the Fund’s performance relative to the broad market/style-specific benchmark during the year. The company sold off along with the energy sector as a whole, as oil prices fell during the year. In our view, company-specific issues were not the catalyst for the stock’s downturn.

    During the year, several Japanese holdings were key detractors from the Fund’s performance versus the broad market/style-specific benchmark. Komatsu, a manufacturer of construction, mining, forestry and military equipment, was hampered by negative business news. In addition, Suruga Bank, a consumer-focused Japanese regional bank, experienced a recent slowdown in growth and some specific credit issues, which we viewed as temporary.

    At the close of the year, the Fund’s largest overweight positions relative to the MSCI World Index were in the energy, financials, communication services and industrials sectors. The Fund also had a slight overweight position in the materials sector. The largest underweight positions were in the consumer staples, IT, consumer discretionary and health care sectors.

    Please note that the Fund’s strategy is principally implemented through equity investments, but may also use derivative instruments, including forward foreign currency contracts and options. The Fund can use forward foreign currency contracts and options to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated.

    Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. During the year, the use of forward foreign currency contracts detracted from the Fund’s performance on an absolute basis.

    As always, we believe the team’s focus on mitigating risk and providing a high conviction investment strategy focused on bottom-up company research has the potential to reward investors during these uncertain times. In short, we seek to take advantage of the market’s volatile behavior and short-term focus. We believe our conservative approach should position the Fund to navigate the evolving economic backdrop.

    We thank you for your continued investment in Invesco V.I. Global Core Equity Fund.

1 Source: US Federal Reserve

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Erik Esselink Portfolio Manager, is manager of Invesco V.I. Global Core Equity Fund. He joined Invesco in 2007. Mr. Esselink earned a bachelor of science degree from the Rotterdam School of Economics, where he studied commercial economics.

Jeffrey Everett Chartered Financial Analyst, Portfolio Manager and Co-Chief Investment Officer of Invesco’s Global Core
Equity Team, is manager of Invesco V.I. Global Core Equity Fund. He joined Invesco in 2016. Mr. Everett earned a bachelor’s degree in finance from Pennsylvania State University.

Marty Steinik Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. Global Core Equity. He joined

Invesco in 2016. Mr. Steinik earned a BS degree from the University of Miami and an MBA from London Business School. He serves as Executive in Residence at the Smith School of Business at the University of Maryland.

Assisted by Invesco’s Global Core Equity Team

Invesco V.I. Global Core Equity Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/08

1	Source: RIMES Technologies Corp.
2	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

Average Annual Total Returns
As of 12/31/18

Series I Shares
Inception (1/2/97)	4.41%
10 Years	5.84
5 Years	1.99
1 Year	-15.32

Series II Shares
10 Years	5.57%
5 Years	1.73
1 Year	-15.54

Effective June 1, 2010, Class I shares of the predecessor fund, Universal Funds Global Value Equity Portfolio, advised by Morgan Stanley Investment Management Inc. were reorganized into Series I shares of Invesco Van Kampen V.I. Global Value Equity Fund (renamed Invesco V.I. Global Core Equity Fund on April 30, 2012). Returns shown above, prior to June 1, 2010, for Series I shares are blended returns of the predecessor fund and Invesco V.I. Global Value Equity Fund Share class returns will differ from the predecessor fund because of different expenses.

    Series II shares incepted on June 1, 2010. Series II share performance shown prior to that date is that of the predecessor fund’s Class I shares restated to reflect the higher 12b-1 fees applicable to Series II shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures in the table and chart do not reflect deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.04% and 1.29%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. Global Core Equity Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Global Core Equity Fund

Invesco V.I. Global Core Equity Fund’s investment objective is long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including US issuers.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2018, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.

Principal risks of investing in the Fund

Depositary receipts risk. Investing in depositary receipts involves the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.

    Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Derivatives strategies may not always be successful. For example, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

    Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. The Fund’s investments in China A-shares are subject to trading restrictions, quota limitations and clearing and settlement risks. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.

    Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.

    Geographic focus risk. The Fund may from time to time invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. Adverse economic, political or social conditions in those countries may therefore have a significant negative impact on the Fund’s investment performance.

    Investing in the European Union risk. Investments in certain countries in the European Union are susceptible to high economic risks associated with high levels of debt, such as investments in sovereign debt of Greece, Italy and Spain. Efforts of the member states to further unify their economic and monetary policies may increase the potential for the downward movement of one member state’s market to cause a similar effect on other member states’ markets. Separately, the European Union faces issues involving its membership, structure, procedures and policies. The exit of one or more member states from the European Union, such as the United Kingdom (UK) which has announced its intention to exit, would place its currency and banking system in jeopardy. The exit by the UK or other member states will likely result in increased volatility, illiquidity and potentially lower economic growth in the affected markets, which will adversely affect the Fund’s investments.

    Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.

    Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.

Invesco V.I. Global Core Equity Fund

    Preferred securities risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.

    Small- and mid-capitalization companies risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.

About indexes used in this report

The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

    The Lipper VUF Global Multi-Cap Value Funds Classification Average represents an average of all variable insurance underlying funds in the Lipper Global Multi Cap Value Funds classification.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

    Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Invesco V.I. Global Core Equity Fund

Schedule of Investments

December 31, 2018

	Shares	Value
Common Stocks & Other Equity Interests–99.99%
Australia–1.07%
Rio Tinto PLC	14,477	$690,276

Brazil–0.81%
PagSeguro Digital Ltd.–Class A(a)(b)	27,892	522,417

China–1.22%
Baidu, Inc.–ADR(b)	4,944	784,118

Denmark–2.41%
A.P. Møller — Maersk A/S–Class B	530	668,873
Novo Nordisk A/S–Class B	19,262	885,430
		1,554,303

Germany–4.31%
Infineon Technologies AG	18,910	376,232
KION Group AG	13,845	703,203
Siemens AG	15,251	1,701,601
		2,781,036

Hong Kong–2.07%
AIA Group Ltd.	162,200	1,334,299

Ireland–0.86%
James Hardie Industries PLC	52,239	556,333

Italy–5.04%
Banca Mediolanum S.p.A.	111,740	651,653
Enel S.p.A.	315,386	1,819,484
Prysmian S.p.A.	40,217	779,802
		3,250,939

Japan–14.93%
Asahi Group Holdings, Ltd.	34,000	1,328,022
Daito Trust Construction Co., Ltd.	7,800	1,065,359
Hitachi, Ltd.	31,000	824,036
KDDI Corp.	48,200	1,148,610
Komatsu Ltd.	46,200	984,138
Nissan Chemical Corp.	9,300	484,120
Seven & i Holdings Co., Ltd.	18,300	796,826
Shimano Inc.	7,900	1,123,096
SoftBank Group Corp.	25,300	1,667,643
Suruga Bank Ltd.	55,400	203,241
		9,625,091

Luxembourg–0.58%
ArcelorMittal	18,211	375,750

Netherlands–2.36%
Heineken N.V.	8,768	772,788
ING Groep N.V.	69,659	746,524
		1,519,312

	Shares	Value
Singapore–1.13%
DBS Group Holdings Ltd.	42,300	$730,838

South Korea–0.54%
Samsung Electronics Co., Ltd.	10,079	348,740

Sweden–1.61%
Svenska Handelsbanken AB–Class A	93,468	1,035,410

Switzerland–2.36%
Glencore PLC	181,081	667,892
UBS Group AG	68,173	851,001
		1,518,893

Taiwan–0.90%
Taiwan Semiconductor Manufacturing Co., Ltd.	80,000	580,742

United Kingdom–8.48%
Imperial Brands PLC	27,109	819,776
Just Eat PLC(b)	98,630	737,688
Royal Dutch Shell PLC–Class A–ADR	36,853	2,147,424
St. James’s Place PLC	94,112	1,127,599
Vodafone Group PLC–ADR	32,971	635,681
		5,468,168

United States–49.31%
Activision Blizzard, Inc.	7,005	326,223
Allergan PLC	6,251	835,509
Alphabet Inc.–Class C(b)	1,888	1,955,232
American Express Co.	18,468	1,760,370
Aptiv PLC	8,321	512,324
Biogen Inc.(b)	3,783	1,138,380
BioMarin Pharmaceutical Inc.(b)	7,875	670,556
Booking Holdings Inc.(b)	587	1,011,061
Carnival Corp.	17,909	882,914
Celgene Corp.(b)	9,141	585,847
Chevron Corp.	19,277	2,097,145
Cognizant Technology Solutions Corp.–Class A	18,106	1,149,369
Colfax Corp.(b)	31,576	659,938
Comcast Corp.–Class A	32,404	1,103,356
Concho Resources Inc.(b)	10,438	1,072,922
Delta Air Lines, Inc.	24,789	1,236,971
Elanco Animal Health Inc.(b)	11,044	348,217
EPAM Systems, Inc.(b)	6,212	720,654
Facebook, Inc.–Class A(b)	4,938	647,322
FedEx Corp.	5,076	818,911
First Republic Bank	18,545	1,611,560
HCA Healthcare, Inc.	6,949	864,803
Marsh & McLennan Cos., Inc.	8,882	708,339
Mastercard Inc.–Class A	2,781	524,636
Moody’s Corp.	2,816	394,353
NIKE, Inc.–Class B	12,465	924,155
Oracle Corp.	14,459	652,824

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Core Equity Fund

	Shares	Value
United States–(continued)
PepsiCo, Inc.	10,522	$1,162,471
Progressive Corp. (The)	8,077	487,285
U.S. Bancorp	22,054	1,007,868
United Technologies Corp.	11,822	1,258,807
Verizon Communications Inc.	27,179	1,528,003
Wynn Resorts Ltd.	5,758	569,524
Zimmer Biomet Holdings, Inc.	5,446	564,859
		31,792,708
Total Common Stocks & Other Equity Interests (Cost $65,854,273)		64,469,373

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.61%
Invesco Government & Agency Portfolio–Institutional Class, 2.30% (Cost $390,139)(c)(d)	390,139	390,139
TOTAL INVESTMENTS IN SECURITIES–100.60% (Cost $66,244,412)		64,859,512
OTHER ASSETS LESS LIABILITIES–(0.60)%		(389,881)
NET ASSETS–100.00%		$64,469,631

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	All or a portion of this security was out on loan at December 31, 2018.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of December 31, 2018.
(d)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

Open Forward Foreign Currency Contracts — Currency Risk
Settlement Date		Contract to				Unrealized Appreciation (Depreciation)
	Counterparty	Deliver		Receive
02/20/2019	JPMorgan Chase Bank, N.A.	JPY	202,000,000	USD	1,801,890	$(47,510)

Abbreviations:

JPY	– Japanese Yen
USD	– U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Core Equity Fund

Statement of Assets and Liabilities

December 31, 2018

Statement of Operations

For the year ended December 31, 2018

Assets:
Investments in securities, at value (Cost $65,854,273)	$64,469,373
Investments in affiliated money market funds, at value and cost	390,139
Foreign currencies, at value (Cost $64,558)	64,118
Receivable for:
Investments sold	156,040
Fund shares sold	44,635
Dividends	106,234
Investment for trustee deferred compensation and retirement plans	36,455
Total assets	65,266,994

Liabilities:
Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	47,510
Payable for:
Amount due to custodian	242,829
Fund shares reacquired	11,330
Collateral upon return of securities loaned	390,139
Accrued fees to affiliates	31,984
Accrued trustees’ and officers’ fees and benefits	4,128
Accrued other operating expenses	30,430
Trustee deferred compensation and retirement plans	39,013
Total liabilities	797,363
Net assets applicable to shares outstanding	$64,469,631

Net assets consist of:
Shares of beneficial interest	$60,460,786
Distributable earnings	4,008,845
$64,469,631

Net Assets:
Series I	$54,854,037
Series II	$9,615,594

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	6,103,828
Series II	1,069,791
Series I:
Net asset value per share	$8.99
Series II:
Net asset value per share	$8.99

*	At December 31, 2018, securities with an aggregate value of $391,813 were on loan to brokers.

Investment income:
Dividends (net of foreign withholding taxes of $127,325)	$1,742,545
Dividends from affiliated money market funds (includes securities lending income of $4,287)	23,455
Total investment income	1,766,000

Expenses:
Advisory fees	535,099
Administrative services fees	169,716
Custodian fees	16,334
Distribution fees — Series II	29,509
Transfer agent fees	9,504
Trustees’ and officers’ fees and benefits	21,344
Reports to shareholders	11,678
Professional services fees	45,292
Other	6,547
Total expenses	845,023
Less: Fees waived	(1,298)
Net expenses	843,725
Net investment income	922,275

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investment securities	4,696,790
Foreign currencies	(17,965)
Forward foreign currency contracts	70,987
4,749,812
Change in net unrealized appreciation (depreciation) of:
Investment securities	(17,441,917)
Foreign currencies	(3,453)
Forward foreign currency contracts	(102,664)
(17,548,034)
Net realized and unrealized gain (loss)	(12,798,222)
Net increase (decrease) in net assets resulting from operations	$(11,875,947)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Core Equity Fund

Statement of Changes in Net Assets

For the years ended December 31, 2018 and 2017

	2018	2017
Operations:
Net investment income	$922,275	$732,311
Net realized gain	4,749,812	4,600,551
Change in net unrealized appreciation (depreciation)	(17,548,034)	11,232,447
Net increase (decrease) in net assets resulting from operations	(11,875,947)	16,565,309

Distributions to shareholders from distributable earnings(1):
Series I	(726,931)	(788,459)
Series II	(93,313)	(112,894)
Total distributions from distributable earnings	(820,244)	(901,353)

Share transactions–net:
Series I	(8,045,844)	(1,609,008)
Series II	(1,547,564)	(1,728,127)
Net increase (decrease) in net assets resulting from share transactions	(9,593,408)	(3,337,135)
Net increase (decrease) in net assets	(22,289,599)	12,326,821

Net assets:
Beginning of year	86,759,230	74,432,409
End of year	$64,469,631	$86,759,230

(1)

The Securities and Exchange Commission eliminated the requirement to disclose distribution components separately, except for tax return of capital. For the year ended December 31, 2017, distributions to shareholders from distributable earnings consisted of distributions from net investment income.

Notes to Financial Statements

December 31, 2018

NOTE 1—Significant Accounting Policies

Invesco V.I. Global Core Equity Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for

Invesco V.I. Global Core Equity Fund

unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain

Invesco V.I. Global Core Equity Fund

tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

J.

Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the

Invesco V.I. Global Core Equity Fund

Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $1 billion	0.67%
Next $500 million	0.645%
Next $1 billion	0.62%
Next $1 billion	0.595%
Next $1 billion	0.57%
Over $4.5 billion	0.545%

For the year ended December 31, 2018, the effective advisory fees incurred by the Fund was 0.67%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, formerly Invesco PowerShares Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2019, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.25% and Series II shares to 2.50% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2019. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

The Adviser has contractually agreed, through at least June 30, 2020, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested (excluding investments of cash collateral from securities lending) cash in such affiliated money market funds.

For the year ended December 31, 2018, the Adviser waived advisory fees of $1,298.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2018, Invesco was paid $50,000 for accounting and fund administrative services and was reimbursed $119,716 for fees paid to insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2018, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Invesco V.I. Global Core Equity Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Australia	$—	$690,276	$—	$690,276
Brazil	522,417	—	—	522,417
China	784,118	—	—	784,118
Denmark	—	1,554,303	—	1,554,303
Germany	2,781,036	—	—	2,781,036
Hong Kong	—	1,334,299	—	1,334,299
Ireland	556,333	—	—	556,333
Italy	651,653	2,599,286	—	3,250,939
Japan	—	9,625,091	—	9,625,091
Luxembourg	—	375,750	—	375,750
Netherlands	—	1,519,312	—	1,519,312
Singapore	—	730,838	—	730,838
South Korea	—	348,740	—	348,740
Sweden	—	1,035,410	—	1,035,410
Switzerland	—	1,518,893	—	1,518,893
Taiwan	—	580,742	—	580,742
United Kingdom	3,520,793	1,947,375	—	5,468,168
United States	31,792,708	—	—	31,792,708
Money Market Funds	390,139	—	—	390,139
Total Investments in Securities	40,999,197	23,860,315	—	64,859,512

Other Investments — Liabilities*
Forward Foreign Currency Contracts	—	(47,510)	—	(47,510)
Total Investments	$40,999,197	$23,812,805	$—	$64,812,002

*	Uunrealized appreciation (depreciation).

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Invesco V.I. Global Core Equity Fund

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2018:

Value
Derivative Liabilities	Currency Risk
Unrealized depreciation on forward foreign currency contracts outstanding	$(47,510)
Derivatives not subject to master netting agreements	—
Total Derivative Liabilities subject to master netting agreements	$(47,510)

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of December 31, 2018.

	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount
JPMorgan Chase Bank, N.A.	$(47,510)	$(47,510)	$—	$—	$(47,510)

Effect of Derivative Investments for the year ended December 31, 2018

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Currency Risk
Realized Gain:
Forward foreign currency contracts	$70,987
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	(102,664)
Total	$(31,677)

The table below summarizes the average notional value of forward foreign currency contracts outstanding during the period.

Forward Foreign Currency Contracts
Average notional value	$4,774,062

NOTE 5—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2018, the Fund engaged in securities purchases of $243,901.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

Invesco V.I. Global Core Equity Fund

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2018 and 2017:

	2018	2017
Ordinary income	$820,244	$901,353

Tax Components of Net Assets at Period-End:

2018
Undistributed ordinary income	$1,634,441
Undistributed long-term gain	3,842,640
Net unrealized appreciation (depreciation) — investments	(1,432,400)
Net unrealized appreciation (depreciation) — foreign currencies	(126)
Temporary book/tax differences	(35,710)
Shares of beneficial interest	60,460,786
Total net assets	$64,469,631

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and forward foreign currency contracts.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2018.

NOTE 9—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2018 was $20,569,280 and $29,953,762, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$6,752,822
Aggregate unrealized (depreciation) of investments	(8,185,222)
Net unrealized appreciation (depreciation) of investments	$(1,432,400)

Cost of investments for tax purposes is $66,244,402.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of passive foreign investment companies and foreign currency transactions, on December 31, 2018, undistributed net investment income was increased by $100,375 and undistributed net realized gain was decreased by $100,375. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

Invesco V.I. Global Core Equity Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years ended December 31,
	2018(a)		2017
	Shares	Amount	Shares	Amount
Sold:
Series I	503,897	$5,374,444	830,159	$8,058,908
Series II	8,185	83,331	6,745	66,624

Issued as reinvestment of dividends:
Series I	68,065	726,931	77,528	788,459
Series II	8,717	93,182	11,087	112,756

Reacquired:
Series I	(1,339,378)	(14,147,219)	(1,075,643)	(10,456,375)
Series II	(162,966)	(1,724,077)	(195,837)	(1,907,507)
Net increase (decrease) in share activity	(913,480)	$(9,593,408)	(345,961)	$(3,337,135)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 85% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Series I
Year ended 12/31/18	$10.73	$0.13	$(1.76)	$(1.63)	$(0.11)	$—	$(0.11)	$8.99	(15.32)%	$54,854	1.02	%(d)	1.02	%(d)	1.19	%(d)	26%
Year ended 12/31/17	8.83	0.09	1.93	2.02	(0.12)	—	(0.12)	10.73	22.90	73,716	1.04		1.04		0.95		69
Year ended 12/31/16	8.35	0.10	0.47	0.57	(0.09)	—	(0.09)	8.83	6.81	62,130	1.05		1.05		1.14		47
Year ended 12/31/15	8.94	0.09	(0.23)	(0.14)	(0.13)	(0.32)	(0.45)	8.35	(1.42)	65,167	1.06		1.06		0.98		75
Year ended 12/31/14	9.06	0.12	(0.05)	0.07	(0.19)	—	(0.19)	8.94	0.69	73,816	1.06		1.06		1.26		123
Series II
Year ended 12/31/18	10.73	0.10	(1.75)	(1.65)	(0.09)	—	(0.09)	8.99	(15.54)	9,616	1.27	(d)	1.27	(d)	0.94	(d)	26
Year ended 12/31/17	8.83	0.07	1.92	1.99	(0.09)	—	(0.09)	10.73	22.60	13,043	1.29		1.29		0.70		69
Year ended 12/31/16	8.35	0.07	0.47	0.54	(0.06)	—	(0.06)	8.83	6.50	12,302	1.30		1.30		0.89		47
Year ended 12/31/15	8.93	0.07	(0.23)	(0.16)	(0.10)	(0.32)	(0.42)	8.35	(1.65)	13,286	1.31		1.31		0.73		75
Year ended 12/31/14	9.04	0.10	(0.05)	0.05	(0.16)	—	(0.16)	8.93	0.48	16,010	1.31		1.31		1.01		123

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $68,062 and $11,803 for Series I and Series II shares, respectively.

Invesco V.I. Global Core Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

and Shareholders of Invesco V.I. Global Core Equity Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. Global Core Equity Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

February 14, 2019

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. Global Core Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2018 through December 31, 2018.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (07/01/18)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/18)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/18)	Expenses Paid During Period[2]
Series I	$1,000.00	$871.20	$4.81	$1,020.06	$5.19	1.02%
Series II	1,000.00	870.50	5.99	1,018.80	6.46	1.27

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2018 through December 31, 2018, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Global Core Equity Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2018:

Federal and State Income Tax
Corporate Dividends Received Deduction*	40.94%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Global Core Equity Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

Invesco V.I. Global Core Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesse Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	1998	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	158	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None
Christopher L. Wilson — 1957 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	ISO New England, Inc. (non-profit organization managing regional electricity market)

Invesco V.I. Global Core Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor — 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC; Secretary and Vice President, Jemstep, Inc.

Formerly: Head of Legal, Worldwide Institutional; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

Invesco V.I. Global Core Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. Global Core Equity Fund

Annual Report to Shareholders	December 31, 2018

Invesco V.I. Global Real Estate Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The Fund’s Form N-Q (or any successor Form) filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q (or any successor Form), have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/ proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Invesco Distributors, Inc. VIGRE-AR-1 02152019 1154

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2018, Series I shares of Invesco V.I. Global Real Estate Fund (the Fund) outperformed the Fund’s style-specific benchmark, the Custom Invesco Global Real Estate Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/17 to 12/31/18, excluding variable product issuer charges.

If variable product issuer charges were included, returns would be lower.

Series I Shares	-6.15%
Series II Shares	-6.33
MSCI World Index▼ (Broad Market Index)	-8.71
Custom Invesco Global Real Estate Index∎ (Style-Specific Index)	-6.37
Lipper VUF Real Estate Funds Classification Average◆ (Peer Group)	-5.84
Source(s):▼RIMES Technologies Corp.; ∎Invesco, RIMES Technologies Corp.; ◆Lipper Inc.

Market conditions and your Fund

2018 appears to have marked the transition into the latter phase of the current global economic cycle. Overall, global growth was good in recent quarters, although there was a clear divergence between regions of the world. Tax breaks and corporate earnings boosted US growth during the year. In contrast, economic moderation was seen in China, Japan and Europe. Inflation rose moderately but remained within normal ranges in most countries. Key global economies showed record low unemployment rates and growing consumption. However, as the year progressed, an increasing number of threats to the growth outlook became evident and economic growth forecasts for 2019 were moderated. These potential threats from policy mistakes, slowing growth and geopolitics were numerous and raised concerns, which were reflected during the last quarter of the year as equity markets fell, bond values rose and credit availability receded.

    Overall performance from global listed real estate in 2018 was negative for the first time since 2011. Earnings and net asset value (NAV) growth was almost universally positive. However, many countries saw real estate investment trusts (REITs) stock valuations reflect material discounts to NAV. This reflected a view of maturity of cycle and rising uncertainty for growth prospects. In some cases, this was warranted. In others, it appeared to offer opportunity. With the market trading below NAV, secondary market equity issuance and initial public offering activity were limited during the year. In contrast, mergers and acquisitions activity increased, which we believe may remain prevalent into 2019. Institutional allocations to real assets were undiminished, private real estate investment markets were generally still well bid, and the spread between real estate yields and risk-free rates remained wider than the long-term average. Without meaningful economic deterioration or a major systemic event, demand for quality cash flow and support for real estate values appeared to exist.

    During the year, key detractors from the Fund’s performance relative to the style-specific benchmark came from security selection in the US and Japan. Key relative contributors to the Fund’s performance included security selection in the United Kingdom, along with security selection in Hong Kong and China. Ancillary cash also contributed to the Fund’s relative return during the year.

    Top contributors to the Fund’s performance during the year included Link REIT and AvalonBay Communities. Link REIT is a retail and quality income-focused company that is listed in Hong Kong. AvalonBay Communities owns a high-quality portfolio of multifamily assets, typically located in markets along the east and west coast of the US.

    Top detractors from the Fund’s performance during the year included Weyer-haeuser, one of the world’s largest owners of timberlands and data center Equinix.

    During the year, we initiated new positions in holdings in Asia. These holdings included Japanese REITs ORIX and Japan Prime, which were added due to improved relative value. Other new holdings included Workspace Group and Empire State Realty Trust.

    At the end of the year, the Fund held an underweight allocation to North America versus the style-specific benchmark, driven primarily by underweight exposure to Canada. The underweight exposure to Canada was a reflection of decelerating growth conditions, particularly in western Canada, and poor relative valuation in listed real estate markets. In the US, the Fund was focused on property types with higher current income and more defensive-oriented lease structures and cash flow streams, which we believe should be more attractive in a moderating economic environment.

    Relative to the style-specific index, the Fund held a small underweight allocation to the Asia Pacific region at the end of

Portfolio Composition
By country	% of total net assets

United States	47.3%
Japan	10.3
Hong Kong	7.4
China	5.9
Germany	5.6
Australia	4.1
United Kingdom	3.8
Singapore	2.3
France	2.2
Countries each less than 2% of portfolio	10.0
Money Market Funds
Plus Other Assets Less Liabilities	1.1

Top 10 Equity Holdings*
% of total net assets

1. Simon Property Group, Inc.	3.1%
2. Prologis, Inc.	3.1
3. AvalonBay Communities, Inc.	2.3
4. Public Storage	2.2
5. Link REIT	2.0
6. Boston Properties, Inc.	2.0
7. CK Asset Holdings Ltd.	1.8
8. Vonovia S.E.	1.8
9. Equity Residential	1.7
10. Mid-America Apartment Communities, Inc.	1.7

Total Net Assets	$151.6 million

Total Number of Holdings*	190

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of December 31, 2018.

Invesco V.I. Global Real Estate Fund

the year, with a focus on stocks with company-specific catalysts and local relative value opportunity. Across the region, the Fund held underweight allocations to Australia, Japan and Hong Kong. The Fund held a modest overweight allocation to Singapore.

    The Fund ended the year with a small underweight exposure to Europe, relative to the style-specific index. Key active exposures reflected a material underweight allocation to retail-focused REITs and overweight allocation to the secular growth prospects of industrial and residential real estate. The Fund held an underweight allocation to the UK and France, with a material country overweight exposure in Continental Europe focused on Germany and smaller country overweight exposure to Sweden, Spain and Ireland, where fundamental growth prospects were above average. Focus within Europe remained on companies with above-average earnings and NAV growth prospects as well as healthy balance sheets.

    Relative to the style-specific index, the Fund ended the year with a neutral position to emerging markets (EM). Key active positioning within EM reflected underweight exposure to Mexico and Thailand relative to the style-specific benchmark. An overweight exposure to Indonesia, relative to the style-specific benchmark, was moderated following a period of significant outperformance in the region.

    At the close of the year, the listed real estate sector appeared to be in a relatively healthy position, with balance sheet strength, limited over-supply risk and high occupancy levels. With economic, political and market uncertainty elevated, we believe real estate’s offer of relatively stable cash flow and growing dividends, alongside its discounted valuation characteristics, appears to be a fair relative investment opportunity.

    We thank you for your continued investment in Invesco V.I. Global Real Estate Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Joe Rodriguez, Jr. Portfolio Manager, is co-lead manager of Invesco V.I. Global Real Estate Fund. He is Head of Global Securities
with Invesco Real Estate, where he oversees all phases of the unit, including securities research and administration. Mr. Rodriguez joined Invesco in 1990. He earned a BBA in economics and finance and an MBA in finance from Baylor University.

James Cowen Portfolio Manager, is co-lead manager of Invesco V.I. Global Real Estate Fund. He joined Invesco in 2001. Mr. Cowen earned a
Master of Town and Country Planning degree from the University of Manchester and a Master of Philosophy degree in land economy from Cambridge University.

Paul Curbo Chartered Financial Analyst, Portfolio Manager, is co-lead manager of Invesco V.I. Global Real Estate Fund. He joined Invesco in
1998. Mr. Curbo earned a BBA in finance from The University of Texas at Austin.

Ping-Ying Wang Chartered Financial Analyst, Portfolio Manager, is co-lead manager of Invesco V.I. Global Real Estate Fund. She joined Invesco in
1998. Ms. Wang earned a BS in international finance from the People’s University of China and a PhD in finance from The University of Texas at Dallas.

Mark Blackburn Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. Global Real Estate Fund. He joined
Invesco in 1998. Mr. Blackburn earned a BS in accounting from Louisiana State University and an MBA from Southern Methodist University. He is also a Certified Public Accountant.

Grant Jackson Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. Global Real Estate Fund. He joined
Invesco in 2005. Mr. Jackson earned his BS degree in mechanical engineering from The University of Texas at Austin and his MBA from Southern Methodist University’s Cox School of Business.

Darin Turner Portfolio Manager, is manager of Invesco V.I. Global Real Estate Fund. He joined Invesco in 2005. Mr. Turner earned a BBA in finance from Baylor University, an MS in real estate from The University of Texas at Arlington and an MBA specializing in investments from Southern Methodist University.

Invesco V.I. Global Real Estate Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/08

1	Source: Lipper Inc.
2	Source(s): Invesco, RIMES Technologies Corp.
3	Source: RIMES Technologies Corp.

Past performance cannot guarantee

comparable future results.

Average Annual Total Returns
As of 12/31/18

Series I Shares
Inception (3/31/98)	7.28%
10 Years	8.80
5 Years	4.10
1 Year	-6.15

Series II Shares
Inception (4/30/04)	6.96%
10 Years	8.53
5 Years	3.85
1 Year	-6.33

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures in the table and chart do not reflect deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.02% and 1.27%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. Global Real Estate Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Global Real Estate Fund

Invesco V.I. Global Real Estate Fund’s investment objective is total return through growth of capital and current income.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2018, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.

Principal risks of investing in the Fund

Convertible securities risk. The market values of convertible securities are affected by market interest rates, the risk of actual issuer default on interest or principal payments and the value of the underlying common stock into which the convertible security may be converted. Additionally, a convertible security is subject to the same types of market and issuer risks as apply to the underlying common stock. In addition, certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of certain triggering events, and, as a result, are subject to an increased risk of loss. Convertible securities may be rated below investment grade.

    Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.

    Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Derivatives strategies may not always be successful. For example, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

    Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. The Fund’s investments in China A-shares are subject to trading restrictions, quota limitations and clearing and settlement risks. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.

    Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.

    Geographic focus risk. The Fund may from time to time invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. Adverse economic, political or social conditions in those countries may therefore have a significant negative impact on the Fund’s investment performance.

    High yield debt securities (junk bond) risk. Investments in high yield debt securities (“junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile.

    Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund

Invesco V.I. Global Real Estate Fund

and, therefore, the ability of the Fund to achieve its investment objective.

    Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When perform well, there can be no assurance that specific investments held by the Fund will rise in value.

    Mortgage- and asset-backed securities risk. Mortgage- and asset-backed securities, including collateralized debt obligations and collateralized mortgage obligations, are subject to prepayment or call risk, which is the risk that a borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. This could result in the Fund reinvesting these early payments at lower interest rates, thereby reducing the Fund’s income. Mortgage- and asset-backed securities also are subject to extension risk, which is the risk that an unexpected rise in interest rates could reduce the rate of prepayments, causing the price of the mortgage- and asset-backed securities and the Fund’s share price to fall. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The Fund may invest in mortgage pools that include subprime mortgages, which are loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages. Privately issued mortgage-related securities are not subject to the same underwriting requirements as those with government or government-sponsored entity guarantees and, therefore, mortgage loans underlying privately issued mortgage-related securities may have less favorable collateral, credit risk or other underwriting characteristics, and wider variances in interest rate, term, size, purpose and borrower characteristics.

    Preferred securities risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.

    REIT risk/real estate risk. The Fund concentrates its investments in the securities of real estate and real estate related companies. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Shares of real estate related companies, which tend to be small- and mid-cap companies, may be more volatile and less liquid than larger companies. If a real estate related company defaults on certain types of debt obligations, the Fund may own real estate directly, which involves additional risks such as environmental liabilities; difficulty in valuing and selling the real estate; and economic or regulatory changes.

    Short position risk. Because the Fund’s potential loss on a short position arises from increases in the value of the asset sold short, the Fund will incur a loss on a short position, which is theoretically unlimited, if the price of the asset sold short increases from the short sale price. The counterparty to a short position or other market factors may prevent the Fund from closing out a short position at a desirable time or price and may reduce or eliminate any gain or result in a loss. In a rising market, the Fund’s short positions will cause the Fund to underperform the overall market and its peers that do not engage in shorting. If the Fund holds both long and short positions, and both positions decline simultaneously, the short positions will not provide any buffer (hedge) from declines in value of the Fund’s long positions. Certain types of short positions involve leverage, which may exaggerate any losses, potentially more than the actual cost of the investment, and will increase the volatility of the Fund’s returns.

    Small- and mid-capitalization companies risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.

About indexes used in this report

The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

    The Custom Invesco Global Real Estate Index is composed of the FTSE EPRA/NAREIT Developed Index (gross) from Fund inception through February, 17, 2005; the FTSE EPRA/NAREIT Developed Index (net) from February 18, 2005, through June 30, 2014; and the FTSE EPRA/NAREIT Global Index (net) thereafter.

    The Lipper VUF Real Estate Funds Classification Average represents an average of all variable insurance underlying funds in the Lipper Real Estate Funds classification.

    The FTSE EPRA/NAREIT Developed Index is considered representative of global real estate companies and REITs. The net version of the index is computed using the net return, which withholds taxes for non-resident investors.

    The FTSE EPRA/NAREIT Global Index is designed to track the performance of listed real estate companies and REITS in developed and emerging markets and is computed using the net return, which withholds taxes for non-resident investors.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

CPA® and Certified Public Accountant® are trademarks owned by the American Institute of Certified Public Accountants.

    The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

Invesco V.I. Global Real Estate Fund

Schedule of Investments

December 31, 2018

	Shares	Value
Real Estate Investments Trust, Common Stocks & Other Equity Interests–98.89%
Australia–4.12%
Dexus	117,905	$881,952
Goodman Group	243,256	1,821,316
GPT Group (The)	165,272	621,626
Mirvac Group	544,998	859,867
Scentre Group	749,054	2,057,625
		6,242,386

Brazil–0.58%
BR Malls Participacoes S.A.	102,925	347,089
BR Properties S.A.	54,800	115,941
Cyrela Brazil Realty S.A. Empreendimentos e Participacoes	28,800	114,955
LOG Commercial Properties e Participacoes S.A.(a)	2,807	13,049
MRV Engenharia e Participacoes S.A.	38,900	124,054
Multiplan Empreendimentos Imobiliarios S.A.	25,300	159,337
		874,425

Canada–1.78%
Allied Properties REIT	23,172	752,258
Canadian Apartment Properties REIT	9,106	295,485
Chartwell Retirement Residences	39,010	390,614
H&R REIT	25,481	385,425
Killam Apartment REIT	24,271	283,387
RioCan REIT	33,896	590,921
		2,698,090

Chile–0.08%
Parque Arauco S.A.	57,927	128,633

China–5.89%
Agile Group Holdings Ltd.	140,000	162,886
CapitaLand Retail China Trust	82,100	81,738
China Aoyuan Property Group Ltd.	133,000	83,611
China Evergrande Group	295,000	876,533
China Jinmao Holdings Group Ltd.	902,000	402,517
China Overseas Land & Investment Ltd.	458,000	1,576,320
China Resources Land Ltd.	266,444	1,017,300
China SCE Group Holdings Ltd.	173,000	62,637
China Vanke Co., Ltd. –Class H	161,600	544,031
CIFI Holdings (Group) Co. Ltd.	542,000	285,232
Country Garden Holdings Co. Ltd.	665,000	801,058
Guangzhou R&F Properties Co. Ltd.	105,600	158,166
Jiayuan International Group Ltd.	110,000	203,410
KWG Group Holdings Ltd.	290,000	253,954
Logan Property Holdings Co. Ltd.	222,000	276,239
Longfor Group Holdings Ltd.	149,500	446,753
Shimao Property Holdings Ltd.	201,000	531,688
Sino-Ocean Group Holding Ltd.	290,000	126,741
SOHO China Ltd.(a)	225,500	80,345

	Shares	Value
China–(continued)
Sunac China Holdings Ltd.	221,000	$710,711
Times China Holdings Ltd.	164,000	180,934
Yanlord Land Group Ltd.	75,900	67,573
		8,930,377

France–2.19%
ICADE	9,241	702,502
Klepierre S.A.	17,307	532,850
Unibail-Rodamco-Westfield(a)	204	31,647
Unibail-Rodamco-Westfield	13,300	2,054,433
		3,321,432

Germany–5.60%
Aroundtown S.A.	157,503	1,307,171
Deutsche Wohnen S.E.	45,337	2,077,794
Grand City Properties S.A.	60,758	1,317,633
LEG Immobilien AG	9,979	1,041,815
Vonovia S.E.	60,683	2,752,595
		8,497,008

Hong Kong–7.38%
CK Asset Holdings Ltd.	384,300	2,794,538
Hang Lung Properties Ltd.	210,000	400,128
K Wah International Holdings Ltd.	125,000	59,060
Kerry Properties Ltd	60,000	203,849
Link REIT	295,500	2,975,865
Mapletree North Asia Commercial Trust	170,200	142,144
New World Development Co. Ltd.	1,340,000	1,760,295
Sino Land Co. Ltd.	274,000	466,303
Sun Hung Kai Properties Ltd.	109,000	1,545,510
Swire Properties Ltd.	140,200	489,916
Wharf Real Estate Investment Co. Ltd.	45,000	267,492
Yuexiu REIT	148,000	94,772
		11,199,872

India–0.27%
Ascendas India Trust	156,000	123,614
DLF Ltd.	40,670	102,961
Oberoi Realty Ltd.	28,664	181,000
		407,575

Indonesia–0.26%
PT Bumi Serpong Damai Tbk(a)	1,182,700	103,519
PT Ciputra Development Tbk	1,747,438	122,734
PT Pakuwon Jati Tbk	2,320,400	100,045
PT Summarecon Agung Tbk	1,351,700	75,669
		401,967

Ireland–0.30%
Green REIT PLC	296,275	457,522

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Real Estate Fund

	Shares	Value
Japan–10.34%
Activia Properties, Inc.	13	$52,673
Advance Residence Investment Corp.	297	820,643
Daiwa Office Investment Corp.	89	561,097
Fukuoka REIT Corp.	204	309,536
GLP J-REIT	573	584,998
Hulic Co., Ltd.	39,759	355,785
Invincible Investment Corp.	440	181,625
Japan Hotel REIT Investment Corp.	959	685,969
Japan Prime Realty Investment Corp.	62	235,440
Japan Real Estate Investment Corp.	187	1,050,137
Japan Rental Housing Investments Inc.	482	361,044
Japan Retail Fund Investment Corp.	388	777,027
Kenedix Office Investment Corp.	64	408,740
Mitsubishi Estate Co., Ltd.	117,620	1,843,218
Mitsui Fudosan Co., Ltd.	97,658	2,163,846
Mitsui Fudosan Logistics Park Inc.	93	262,736
Nippon Building Fund Inc.	140	881,688
Nippon Prologis REIT Inc.	182	384,202
Nomura Real Estate Master Fund, Inc.	313	411,910
ORIX JREIT Inc.	458	762,184
Sumitomo Realty & Development Co., Ltd.	43,289	1,581,075
Tokyo Tatemono Co., Ltd.	38,982	401,719
United Urban Investment Corp.	389	603,184
		15,680,476

Malaysia–0.39%
IOI Properties Group Bhd.	329,200	122,678
KLCCP Stapled Group	129,800	240,597
Mah Sing Group Bhd.	291,200	64,368
Sime Darby Property Bhd.	696,400	167,675
		595,318

Malta–0.00%
BGP Holdings PLC (Acquired 08/06/2009; Cost$0)(a)(b)(c)	1,355,927	0

Mexico–0.40%
Fibra Uno Administracion S.A. de C.V.	320,000	355,795
Macquarie Mexico Real Estate Management S.A. de C.V.	208,000	186,813
PLA Administradora Industrial, S. de R.L. de C.V.	58,700	69,836
		612,444

Netherlands–0.15%
InterXion Holding N.V.(a)	4,316	233,755

Philippines–0.82%
Ayala Land, Inc.	665,000	514,620
Robinsons Land Corp.	243,300	93,230
SM Prime Holdings Inc.	935,700	637,027
		1,244,877

Singapore–2.32%
Ascendas REIT	273,000	513,309

	Shares	Value
Singapore–(continued)
CapitaLand Commercial Trust	411,300	$527,006
CapitaLand Ltd.	243,600	554,025
City Developments Ltd.	156,200	926,957
Mapletree Commercial Trust	342,000	413,711
Mapletree Logistics Trust	636,400	587,611
		3,522,619

South Africa–0.95%
Growthpoint Properties Ltd.	342,849	553,206
Hyprop Investments Ltd.	50,946	288,591
Redefine Properties Ltd.	514,984	346,127
SA Corporate Real Estate Ltd.	1,069,015	249,654
		1,437,578

Spain–0.88%
Inmobiliaria Colonial SOCIMI, S.A.	51,061	474,606
Merlin Properties SOCIMI, S.A.	69,534	859,225
		1,333,831

Sweden–1.65%
Fabege AB	64,788	862,511
Hufvudstaden AB–Class A	57,081	883,326
Wihlborgs Fastigheter AB	65,219	755,678
		2,501,515

Switzerland–0.69%
Swiss Prime Site AG	12,939	1,048,309

Thailand–0.59%
AP Thailand PCL	583,700	107,561
Central Pattana PCL	229,700	526,524
Origin Property PCL	72,800	14,789
Supalai PCL	115,500	64,623
Supalai PCL–NVDR	71,700	40,117
WHA Corp. PCL–NVDR	1,052,300	138,142
		891,756

Turkey–0.05%
Emlak Konut Gayrimenkul Yatirim Ortakligi A.S.	262,312	73,855

United Arab Emirates–0.12%
Emaar Malls PJSC	364,141	177,132

United Kingdom–3.81%
Assura PLC	523,349	352,208
Big Yellow Group PLC	41,497	461,130
Derwent London PLC	18,253	662,489
Grainger PLC	157,375	420,838
Great Portland Estates PLC	7,254	60,789
Land Securities Group PLC	97,154	996,108
SEGRO PLC	146,957	1,102,515
Tritax Big Box REIT PLC	443,691	741,490
UNITE Group PLC (The)	51,399	527,326
Workspace Group PLC	45,437	458,382
		5,783,275

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Real Estate Fund

	Shares	Value
United States–47.28%
Agree Realty Corp.	11,241	$664,568
Alexandria Real Estate Equities, Inc.	12,251	1,411,805
American Assets Trust, Inc.	6,230	250,259
American Campus Communities, Inc.	32,660	1,351,797
American Homes 4 Rent–Class A	21,419	425,167
AvalonBay Communities, Inc.	19,984	3,478,215
Boston Properties, Inc.	26,288	2,958,714
Corporate Office Properties Trust	21,675	455,825
CyrusOne Inc.	15,571	823,394
Digital Realty Trust, Inc.	12,761	1,359,685
Duke Realty Corp.	32,449	840,429
EastGroup Properties, Inc.	5,260	482,500
Empire State Realty Trust, Inc.–Class A	41,198	586,248
Equinix, Inc.	3,844	1,355,241
Equity LifeStyle Properties, Inc.	8,814	856,104
Equity Residential	38,755	2,558,218
Essex Property Trust, Inc.	6,622	1,623,781
Extra Space Storage Inc.	18,546	1,678,042
Federal Realty Investment Trust	10,809	1,275,894
HCP, Inc.	51,043	1,425,631
Healthcare Realty Trust, Inc.	74,949	2,131,550
Highwoods Properties, Inc.	9,333	361,094
Hilton Worldwide Holdings Inc.	16,822	1,207,820
Hudson Pacific Properties, Inc.	56,248	1,634,567
Invitation Homes Inc.	87,962	1,766,277
Kilroy Realty Corp.	22,234	1,398,074
Liberty Property Trust	25,626	1,073,217
Macerich Co. (The)	20,218	875,035
Mid-America Apartment Communities, Inc.	26,617	2,547,247
National Health Investors, Inc.	12,521	945,836
National Retail Properties Inc.	35,051	1,700,324
Park Hotels & Resorts Inc.	52,178	1,355,584
Pebblebrook Hotel Trust	13,889	393,198
PotlatchDeltic Corp.	10,961	346,806
Prologis, Inc.	79,622	4,675,404

	Shares	Value
United States–(continued)
Public Storage	16,467	$3,333,085
QTS Realty Trust Inc.–Class A	7,486	277,356
Realty Income Corp.	34,014	2,144,243
Regency Centers Corp.	10,513	616,903
Retail Opportunity Investments Corp.	111,384	1,768,778
SBA Communications Corp.–Class A(a)	5,558	899,785
Simon Property Group, Inc.	28,213	4,739,502
STAG Industrial, Inc.	33,010	821,289
Sun Communities, Inc.	13,428	1,365,762
Sunstone Hotel Investors, Inc.	72,009	936,837
Terreno Realty Corp.	9,479	333,376
Ventas, Inc.	22,926	1,343,234
VICI Properties Inc.	73,349	1,377,494
Washington REIT	50,851	1,169,573
Weingarten Realty Investors	10,796	267,849
Welltower Inc.	22,177	1,539,306
Weyerhaeuser Co.	22,348	488,527
		71,696,449
Total Real Estate Investments Trust, Common Stocks & Other Equity Interests (Cost $151,336,295)		149,992,476

Money Market Funds–0.28%
Invesco Government & Agency Portfolio–Institutional Class, 2.30%(d)	147,502	147,502
Invesco Liquid Assets Portfolio–Institutional Class, 2.48%(d)	105,346	105,356
Invesco Treasury Portfolio–Institutional Class, 2.30%(d)	168,573	168,573
Total Money Market Funds (Cost $421,431)		421,431
TOTAL INVESTMENTS IN SECURITIES–99.17% (Cost $151,757,726)		150,413,907
OTHER ASSETS LESS LIABILITIES–0.79%		1,200,915
NET ASSETS–100.00%		$151,614,822

Investment Abbreviations:

NVDR	– Non-Voting Depositary Receipt
REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)

Security purchased or received in transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at December 31, 2018 represented less than 1% of the Fund’s Net Assets.

(c)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of December 31, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Real Estate Fund

Statement of Assets and Liabilities

December 31, 2018

Statement of Operations

For the year ended December 31, 2018

Assets:
Investments in securities, at value (Cost $151,336,295)	$149,992,476
Investments in affiliated money market funds, at value and cost	421,431
Foreign currencies, at value (Cost $162,513)	158,830
Receivable for:
Investments sold	1,074,423
Fund shares sold	11,573
Dividends	641,907
Investment for trustee deferred compensation and retirement plans	62,804
Other assets	22,383
Total assets	152,385,827

Liabilities:
Payable for:
Investments purchased	74,301
Amount due to custodian	77,480
Fund shares reacquired	239,591
Accrued foreign taxes	85,565
Accrued fees to affiliates	124,132
Accrued trustees’ and officers’ fees and benefits	4,613
Accrued other operating expenses	93,534
Trustee deferred compensation and retirement plans	71,789
Total liabilities	771,005
Net assets applicable to shares outstanding	$151,614,822

Net assets consist of:
Shares of beneficial interest	$149,312,080
Distributable earnings	2,302,742
$151,614,822

Net Assets:
Series I	$124,815,983
Series II	$26,798,839

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	8,040,172
Series II	1,783,269
Series I:
Net asset value per share	$15.52
Series II:
Net asset value per share	$15.03

Investment income:
Dividends (net of foreign withholding taxes of $561,357)	$11,819,685
Dividends from affiliated money market funds	56,150
Total investment income	11,875,835

Expenses:
Advisory fees	2,616,219
Administrative services fees	610,663
Custodian fees	165,734
Distribution fees — Series II	514,948
Transfer agent fees	35,584
Trustees’ and officers’ fees and benefits	25,426
Reports to shareholders	10,157
Professional services fees	50,646
Other	25,030
Total expenses	4,054,407
Less: Fees waived	(3,306)
Net expenses	4,051,101
Net investment income	7,824,734

Realized and unrealized gain (loss) from:
Net realize gain (loss) from:
Investment securities (net of foreign taxes of $94,321)	32,454,389
Foreign currencies	(197,056)
32,257,333
Change in net unrealized appreciation (depreciation) of:
Investment securities (net of foreign taxes of $103,177)	(62,290,882)
Foreign currencies	(27,288)
(62,318,170)
Net realized and unrealized gain (loss)	(30,060,837)
Net increase (decrease) in net assets resulting from operations	$(22,236,103)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Real Estate Fund

Statement of Changes in Net Assets

For the years ended December 31, 2018 and 2017

	2018	2017
Operations:
Net investment income	$7,824,734	$9,862,959
Net realized gain	32,257,333	7,559,135
Change in net unrealized appreciation (depreciation)	(62,318,170)	29,881,018
Net increase (decrease) in net assets resulting from operations	(22,236,103)	47,303,112

Distributions to shareholders from distributable earnings(1):
Series I	(6,963,469)	(7,460,961)
Series II	(12,230,519)	(11,814,973)
Total distributions from distributable earnings	(19,193,988)	(19,275,934)

Share transactions-net:
Series I	(17,886,490)	(502,416)
Series II	(207,381,121)	26,512,911
Net increase (decrease) in net assets resulting from share transactions	(225,267,611)	26,010,495
Net increase (decrease) in net assets	(266,697,702)	54,037,673

Net assets:
Beginning of year	418,312,524	364,274,851
End of year	$151,614,822	$418,312,524

(1)

For the year ended December 31, 2017, distributions to shareholders from distributable earnings consisted of distributions from net investment income and distributions from net realized gains. The Securities and Exchange Commission eliminated the requirement to disclose the distribution components separately, except for tax return of capital. For the year ended December 31, 2017, distributions from net investment income were $4,949,175 and $7,647,921 and distributions from net realized gains were $2,511,786 and $4,167,052 for Series I and Series II, respectively.

Notes to Financial Statements

December 31, 2018

NOTE 1—Significant Accounting Policies

Invesco V.I. Global Real Estate Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect

Invesco V.I. Global Real Estate Fund

appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

Invesco V.I. Global Real Estate Fund

D.

Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.

Other Risks — The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.

Because the Fund concentrates its assets in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.

Invesco V.I. Global Real Estate Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.75%
Next $250 million	0.74%
Next $500 million	0.73%
Next $1.5 billion	0.72%
Next $2.5 billion	0.71%
Next $2.5 billion	0.70%
Next $2.5 billion	0.69%
Over $10 billion	0.68%

For the year ended December 31, 2018, the effective advisory fees incurred by the Fund was 0.75%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, formerly Invesco PowerShares Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2019, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2019. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2020, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2018, the Adviser waived advisory fees of $3,306.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2018, Invesco was paid $85,538 for accounting and fund administrative services and was reimbursed $525,125 for fees paid to insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2018, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Invesco V.I. Global Real Estate Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Australia	$6,242,386	$—	$—	$6,242,386
Brazil	715,088	159,337	—	874,425
Canada	2,698,090	—	—	2,698,090
Chile	128,633	—	—	128,633
China	730,508	8,199,869	—	8,930,377
France	31,647	3,289,785	—	3,321,432
Germany	5,872,204	2,624,804	—	8,497,008
Hong Kong	400,128	10,799,744	—	11,199,872
India	304,614	102,961	—	407,575
Indonesia	298,448	103,519	—	401,967
Ireland	—	457,522	—	457,522
Japan	4,141,059	11,539,417	—	15,680,476
Malaysia	530,950	64,368	—	595,318
Malta	—	—	0	0
Mexico	612,444	—	—	612,444
Netherlands	233,755	—	—	233,755
Philippines	730,257	514,620	—	1,244,877
Singapore	—	3,522,619	—	3,522,619
South Africa	884,372	553,206	—	1,437,578
Spain	859,225	474,606	—	1,333,831
Sweden	—	2,501,515	—	2,501,515
Switzerland	—	1,048,309	—	1,048,309
Thailand	713,497	178,259	—	891,756
Turkey	—	73,855	—	73,855
United Arab Emirates	—	177,132	—	177,132
United Kingdom	2,871,669	2,911,606	—	5,783,275
United States	71,696,449	—	—	71,696,449
Money Market Funds	421,431	—	—	421,431
Total Investments	$101,116,854	$49,297,053	$—	$150,413,907

Invesco V.I. Global Real Estate Fund

NOTE 4—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 6—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2018 and 2017:

	2018	2017
Ordinary income	$14,684,055	$12,597,096
Long-term capital gain	4,509,933	6,678,838
Total distributions	$19,193,988	$19,275,934

Tax Components of Net Assets at Period-End:

2018
Undistributed ordinary income	$8,007,532
Net unrealized appreciation (depreciation) — investments	(5,523,052)
Net unrealized appreciation (depreciation) — foreign currencies	(60)
Temporary book/tax differences	(66,910)
Capital loss carryforward	(114,768)
Shares of beneficial interest	149,312,080
Total net assets	$151,614,822

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and the tax treatment of passive foreign investment companies.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of December 31, 2018 as follows.

Capital Loss Carryforward*
Expiration	Short Term	Long Term	Total
Not subject to expiration	$114,768	$—	$114,768

*

Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

On October 19, 2018, 13,189,956 of Series II shares valued at $200,883,028, were redeemed by a significant shareholder and settled through a redemption-in-kind transactions, of which $4,319,621 consisted of cash, which resulted in a realized gain of $31,693,570 to the Fund for book purposes. From a federal income tax perspective, the realized gains are not recognized.

NOTE 7—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2018 was $192,450,998 and $232,007,600, respectively. Cost of

Invesco V.I. Global Real Estate Fund

investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$11,231,588
Aggregate unrealized (depreciation) of investments	(16,754,640)
Net unrealized appreciation (depreciation) of investments	$(5,523,052)

Cost of investments for tax purposes is $155,936,959.

NOTE 8—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of redemption in kind and passive foreign investment companies, on December 31, 2018, undistributed net investment income was increased by $8,851,081, undistributed net realized gain was decreased by $30,140,549 and shares of beneficial interest was increased by $21,289,468. This reclassification had no effect on the net assets [or the distributable earnings] of the Fund.

NOTE 9—Share Information

	Summary of Share Activity
	Years ended December 31,
	2018(a)		2017
	Shares	Amount	Shares	Amount
Sold:
Series I	1,662,498	$28,085,608	1,590,286	$26,867,883
Series II	1,936,421	31,871,041	2,922,326	48,002,807

Issued as reinvestment of dividends:
Series I	418,729	6,963,469	441,738	7,460,961
Series II	759,188	12,230,519	720,865	11,814,973

Reacquired:
Series I	(3,142,606)	(52,935,567)	(2,054,075)	(34,831,260)
Series II	(16,340,645)	(251,482,681)	(2,037,490)	(33,304,869)
Net increase (decrease) in share activity	(14,706,415)	$(225,267,611)	1,583,650	$26,010,495

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 51% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Series I
Year ended 12/31/18	$17.38	$0.40		$(1.41)	$(1.01)	$(0.65)	$(0.20)	$(0.85)	$15.52	(6.10)%	$124,816	1.01	%(d)	1.01	%(d)	2.38	%(d)	57%
Year ended 12/31/17	16.15	0.45	(e)	1.62	2.07	(0.56)	(0.28)	(0.84)	17.38	12.98	158,229	1.02		1.02		2.63	(e)	50
Year ended 12/31/16	16.36	0.30		0.08	0.38	(0.27)	(0.32)	(0.59)	16.15	2.04	147,382	1.05		1.05		1.81		66
Year ended 12/31/15	17.24	0.31		(0.59)	(0.28)	(0.60)	—	(0.60)	16.36	(1.48)	208,796	1.11		1.11		1.79		72
Year ended 12/31/14	15.29	0.33		1.89	2.22	(0.27)	—	(0.27)	17.24	14.62	209,829	1.10		1.10		1.99		44
Series II
Year ended 12/31/18	16.86	0.34		(1.35)	(1.01)	(0.62)	(0.20)	(0.82)	15.03	(6.33)	26,799	1.26	(d)	1.26	(d)	2.13	(d)	57
Year ended 12/31/17	15.69	0.39	(e)	1.58	1.97	(0.52)	(0.28)	(0.80)	16.86	12.73	260,083	1.27		1.27		2.38	(e)	50
Year ended 12/31/16	15.91	0.25		0.08	0.33	(0.23)	(0.32)	(0.55)	15.69	1.82	216,893	1.30		1.30		1.56		66
Year ended 12/31/15	16.79	0.26		(0.58)	(0.32)	(0.56)	—	(0.56)	15.91	(1.74)	208,000	1.36		1.36		1.54		72
Year ended 12/31/14	14.90	0.28		1.84	2.12	(0.23)	—	(0.23)	16.79	14.34	200,299	1.35		1.35		1.74		44

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $144,186 and $205,979 for Series I and Series II shares, respectively.
(e)

Net investment income per share and the ratio of net investment income to average net assets includes significant dividends received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.38 and 2.18%, $0.32 and 1.93% for Series I and Series II shares, respectively.

Invesco V.I. Global Real Estate Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

and Shareholders of Invesco V.I. Global Real Estate Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. Global Real Estate Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

February 14, 2019

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. Global Real Estate Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2018 through December 31, 2018.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (07/01/18)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/18)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/18)	Expenses Paid During Period[2]
Series I	$1,000.00	$939.00	$4.94	$1,020.11	$5.14	1.01%
Series II	1,000.00	937.80	6.15	1,018.85	6.41	1.26

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2018 through December 31, 2018, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Global Real Estate Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2018:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$4,509,933
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Global Real Estate Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

Invesco V.I. Global Real Estate Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesse Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	1998	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	158	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None
Christopher L. Wilson — 1957 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	ISO New England, Inc. (non-profit organization managing regional electricity market)

Invesco V.I. Global Real Estate Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor — 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC; Secretary and Vice President, Jemstep, Inc.

Formerly: Head of Legal, Worldwide Institutional; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

Invesco V.I. Global Real Estate Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. Global Real Estate Fund

Annual Report to Shareholders	December 31, 2018

Invesco V.I. Government Money Market Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The Fund’s Form N-Q (or any successor Form) filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q (or any successor Form), have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Invesco Distributors, Inc.                                                                                                VIGMKT-AR-1            02152019    1153

Management’s Discussion

Fund information

This annual report for Invesco V.I. Government Money Market Fund (the Fund) covers the year ended December 31, 2018.

    As of December 31, 2018, the Fund’s net assets totaled $997.2 million. As of the same date, the Fund’s weighted average maturity was 33 days and the Fund’s weighted average life was 93 days.

Weighted average maturity (WAM) is an average of the maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. The days to maturity for WAM is the lower of the stated maturity date or next interest rate reset date. WAM reflects how a portfolio would react to interest rate changes.

    Weighted average life (WAL) is an average of all the maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. The days to maturity for WAL is the lower of the stated maturity date or next demand feature date. WAL reflects how a portfolio would react to deteriorating credit (widening spreads) or tightening liquidity conditions.

Market conditions affecting money market funds

The largest development affecting money market funds and the money market fund industry in 2018 was the US Federal Reserve’s (the Fed) four interest rate hikes.

    Money market investors benefited from the Fed’s decision to increase the fed funds rate by a total of 1.00% in 2018.1 Four 0.25% hikes in March, June, September, and December raised the fed funds rate to a target level of 2.25% to 2.50%.1 Since 2006, there have now been nine separate 0.25% rate hikes.1 The Fed’s “dot plot,” a key function of the Federal Open Market Committee’s (FOMC) Summary of Economic Projections, shows that the FOMC expects the fed funds target rate to be at a median target of 2.9% by the end of 2019.1 This projection would represent an increase of 0.40% from current levels. The ongoing positive health of the US economy, with low unemployment and moderate economic growth, provided the basis for the Fed’s decisions. Relatively benign inflation levels may allow the Fed to be less aggressive with its rate hikes in the near future. For example, following the December Fed meeting, Chairman Jerome Powell lowered guidance from three to two rate hikes in 2019, signaling a slightly more dovish stance than expected.

    At the close of the year, the US continued to be an outlier in terms of base rate borrowing costs as most major central banks continued to maintain interest rates at, near or below zero to fuel inflation and spur economic growth. Many major central banks, including the European Central Bank, the Bank of Japan and the Reserve Bank of Australia, kept their base borrowing rates unchanged during 2018. The Bank of England and the Bank of Canada were the only other major central banks to increase their key rates in 2018.

    For over 35 years, Invesco Global Liquidity has been a core business for Invesco. We believe in a disciplined investment process, high credit quality solutions, distinguished client engagement and consistent performance.

1	Source: US Federal Reserve

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Team managed by Invesco Advisers, Inc.

You could lose money by investing in the Fund. Although the Fund seeks to preserve your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Portfolio Composition by Maturity
In days, as of 12/31/18	% of total net assets
1 - 7	46.7%
8 - 30	3.2
31 - 60	12.0
61 - 90	8.9
91 - 180	17.2
181+	12.0

The number of days to maturity of each holding is determined in accordance with the provisions of Rule 2a-7 of the Investment Company Act of 1940.

Invesco V.I. Government Money Market Fund

Invesco V.I. Government Money Market Fund’s investment objective is to provide current income consistent with preservation of capital and liquidity.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2018, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.

Principal risks of investing in the Fund

Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the credit-worthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.

    Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.

    Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.

    Money market fund risk. Although the Fund seeks to preserve the value of your investment at $1.00 per share, you may lose money by investing in the Fund. The share price of money market funds can fall below the $1.00 share price. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not rely on or expect that the sponsor will enter into support agreements or take other actions to provide financial support to the Fund or maintain the Fund’s $1.00 share price at any time. The credit quality of the Fund’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the Fund’s share price. The Fund’s share price can also be negatively affected during periods of high redemption pressures, illiquid markets, and/or significant market volatility. While the Board of Trustees may implement procedures to impose a fee upon the sale of your shares or temporarily suspend your ability to sell shares in the future if the Fund’s liquidity falls below required minimums because of market conditions or other factors, the Board has not elected to do so at this time. Should the Board elect to do so, such change would only become effective after shareholders were provided with specific advance notice of the change in the Fund’s policy and provided with the opportunity to redeem their shares in accordance with Rule 2a-7 before the policy change became effective.

    Repurchase agreement risk. If the seller of a repurchase agreement defaults or otherwise does not fulfill its obligations, the Fund may incur delays and losses arising from selling the underlying securities, enforcing its rights, or declining collateral value.

    US government obligations risk. Obligations of US government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the US government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the US government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

    Yield risk. The Fund’s yield will vary as the short-term securities in its portfolio mature or are sold and the proceeds are reinvested in other securities. When interest rates are very low, the Fund’s expenses could absorb all or a portion of the Fund’s income and yield. Additionally, inflation may outpace and diminish investment returns over time.

Invesco V.I. Government Money Market Fund

Schedule of Investments

December 31, 2018

	Interest Rate		Maturity Date	Principal Amount (000)	Value
U.S. Treasury Securities–45.42%
U.S. Treasury Bills–36.39%(a)
U.S. Treasury Bills	2.28%		01/17/2019	$25,000	$24,974,778
U.S. Treasury Bills	2.32%		01/31/2019	10,000	9,980,792
U.S. Treasury Bills	2.33%		02/07/2019	25,000	24,940,389
U.S. Treasury Bills	2.35%		02/14/2019	25,000	24,928,500
U.S. Treasury Bills	2.38%		02/19/2019	50,000	49,838,450
U.S. Treasury Bills	2.27%		03/07/2019	10,000	9,959,556
U.S. Treasury Bills	2.29	%-2.39%	03/14/2019	25,000	24,883,450
U.S. Treasury Bills	2.32%		03/21/2019	10,000	9,949,747
U.S. Treasury Bills	2.36%		03/28/2019	40,000	39,777,117
U.S. Treasury Bills	2.36	%-2.49%	04/04/2019	70,000	69,567,810
U.S. Treasury Bills	2.51%		06/13/2019	15,000	14,831,567
U.S. Treasury Bills	2.52%		06/20/2019	30,000	29,647,958
U.S. Treasury Bills	2.51%		06/27/2019	30,000	29,634,200
					362,914,314

U.S. Treasury Notes–9.03%
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.07%)(b)	2.50%		04/30/2019	11,000	11,000,388
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.05%)(b)	2.48%		10/31/2019	8,000	8,000,850
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate)(b)	2.43%		01/31/2020	10,000	9,996,268
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.03%)(b)	2.46%		04/30/2020	3,000	3,000,187
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.04%)(b)	2.47%		07/31/2020	13,000	12,999,457
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.05%)(b)	2.47%		10/31/2020	45,000	44,998,035
					89,995,185
Total U.S. Treasury Securities (Cost $452,909,499)					452,909,499

U.S. Government Sponsored Agency Securities–12.92%
Federal Farm Credit Bank (FFCB)–2.01%
Unsec. Bonds (1 mo. USD LIBOR – 0.10%)(b)	2.29%		10/08/2019	10,000	9,997,113
Unsec. Bonds (1 mo. USD LIBOR – 0.06%)(b)	2.29%		12/04/2019	5,000	4,999,880
Unsec. Bonds (1 mo. USD LIBOR – 0.07%)(b)	2.39%		12/18/2019	5,000	4,999,537
					19,996,530

Federal Home Loan Bank (FHLB)–8.32%
Unsec. Bonds (1 mo. USD LIBOR – 0.09%)(b)	2.35%		01/14/2019	9,000	9,000,000
Unsec. Bonds (1 mo. USD LIBOR – 0.08%)(b)	2.32%		02/11/2019	8,000	8,000,000
Unsec. Bonds (1 mo. USD LIBOR – 0.08%)(b)	2.30%		03/06/2019	8,000	8,000,000
Unsec. Bonds (1 mo. USD LIBOR – 0.08%)(b)	2.39%		03/20/2019	2,000	2,000,000
Unsec. Bonds (1 mo. USD LIBOR – 0.11%)(b)	2.39%		04/22/2019	3,000	3,000,000
Unsec. Bonds (1 mo. USD LIBOR – 0.09%)(b)	2.37%		05/17/2019	20,000	20,000,000
Unsec. Bonds (1 mo. USD LIBOR – 0.07%)(b)	2.40%		07/19/2019	7,000	7,000,000
Unsec. Bonds (1 mo. USD LIBOR – 0.09%)(b)	2.35%		08/14/2019	10,000	10,000,000
Unsec. Bonds (1 mo. USD LIBOR – 0.06%)(b)	2.34%		10/11/2019	2,000	2,000,000
Unsec. Bonds (1 mo. USD LIBOR – 0.09%)(b)	2.38%		12/20/2019	9,000	9,000,000
Unsec. Global Bonds (1 mo. USD LIBOR – 0.09%)(b)	2.36%		06/14/2019	5,000	5,000,000
					83,000,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Government Money Market Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Overseas Private Investment Corp. (OPIC)–2.59%
Sr. Unsec. Gtd. VRD COP Bonds (3 mo. U.S. Treasury Bill Rate)(c)	2.43%	06/15/2025	$3,000	$3,000,000
Sr. Unsec. Gtd. VRD COP Bonds (3 mo. U.S. Treasury Bill Rate)(c)	2.43%	02/15/2028	10,000	10,000,000
Unsec. Gtd. VRD COP Bonds (3 mo. U.S. Treasury Bill Rate)(c)	2.43%	09/15/2020	5,000	5,000,000
Unsec. Gtd. VRD COP Bonds (3 mo. U.S. Treasury Bill Rate)(c)	2.43%	07/15/2025	350	349,500
Unsec. Gtd. VRD COP Bonds (3 mo. U.S. Treasury Bill Rate)(c)	2.47%	07/07/2040	7,500	7,500,000
				25,849,500
Total U.S. Government Sponsored Agency Securities (Cost $128,846,030)				128,846,030
TOTAL INVESTMENTS IN SECURITIES (excluding Repurchase Agreements)–58.34% (Cost $581,755,529)				581,755,529

			Repurchase Amount
Repurchase Agreements–47.98%(d)
Bank of Nova Scotia, joint agreement dated 12/31/2018, aggregate maturing value of $450,075,000 (collateralized by domestic agency mortgage-backed securities valued at $459,000,000; 2.50%-5.00%; 04/01/2026-12/01/2048)	3.00%	01/02/2019	50,008,333	50,000,000
BNP Paribas Securities Corp., joint agreement dated 12/31/2018, aggregate maturing value of $500,082,778 (collateralized by U.S. Treasury obligations valued at $508,976,209; 0.63%, 07/15/2021)	2.98%	01/02/2019	30,004,967	30,000,000
Fixed Income Clearing Corp.–Bank of New York Mellon (The), agreement dated 12/31/2018, maturing value of $70,011,472 (collateralized by U.S. Treasury obligations valued at $71,400,074; 1.25%-3.38%; 03/31/2019-05/15/2027)	2.95%	01/02/2019	70,011,472	70,000,000
ING Financial Markets, LLC, term agreement dated 12/04/2018, maturing value of $10,045,283 (collateralized by domestic mortgage-backed securities and U.S. Treasury obligations valued at $10,200,039; 0%-6.50%; 01/31/2019-08/01/2048)	2.47%	02/08/2019	10,045,283	10,000,000
J.P. Morgan Securities LLC joint agreement dated 12/31/2018, aggregate maturing value $250,041,667 (collateralized by domestic agency mortgage-backed securities valued at $255,000,000; 0%-6.50%, 10/01/2024-12/01/2048)	3.00%	01/02/2019	50,008,333	50,000,000
Metropolitan Life Insurance Co., joint term agreement dated 12/27/2018, aggregate maturing value of $200,112,060 (collateralized by U.S. Treasury obligations valued at $205,971,480; 0%-4.50%; 01/10/2019-02/15/2043)(e)	2.65%	01/03/2019	15,012,982	15,005,250
Mitsubishi UFJ Trust & Banking Corp., joint term agreement dated 12/27/2018, aggregate maturing value of $2,334,889,997 (collateralized by U.S. Treasury obligations valued at $2,400,276,616; 1.63%-2.25%; 08/31/2022-11/30/2024)(e)	2.65%	01/03/2019	28,852,359	28,837,500
Nomura Securities International, Inc., joint agreement dated 12/31/2018, aggregate maturing value of $1,000,166,667 (collateralized by U.S. Treasury obligations, U.S. government sponsored agency obligations and domestic agency mortgage-backed securities valued at $1,020,000,012; 0%-7.50%; 03/15/2019-08/15/2048)	3.00%	01/02/2019	74,647,419	74,634,980
RBC Capital Markets LLC, joint term agreement dated 12/31/2018, aggregate maturing value of $1,000,000,000 (collateralized by domestic agency mortgage-backed securities valued at $1,020,000,000; 0%-6.50%, 03/01/2019-03/25/2058)(b)(e)	2.42%	03/04/2019	45,000,000	45,000,000
Royal Bank of Canada, joint agreement dated 12/31/2018, aggregate maturing value of $500,083,333 (collateralized by domestic agency mortgage-backed securities valued at $510,000,000; 2.41%-6.50%; 11/01/2023-05/15/2059)	3.00%	01/02/2019	50,008,333	50,000,000
Societe Generale, joint open agreement dated 06/25/2018 (collateralized by U.S. Treasury obligations, U.S. government sponsored agency obligations and domestic agency mortgage-backed securities valued at $510,000,000; 0%-7.00%, 01/22/2019-04/20/2065)(f)	2.42%	—	—	5,000,000
Wells Fargo Securities, LLC, joint agreement dated 12/31/2018, aggregate maturing value of $760,126,667 (collateralized by U.S. government sponsored agency obligations and domestic agency mortgage-backed securities valued at $775,200,000; 0%-6.50%, 06/06/2019-12/01/2048)	3.00%	01/02/2019	50,008,333	50,000,000
Total Repurchase Agreements (Cost $478,477,730)				478,477,730
TOTAL INVESTMENTS IN SECURITIES(g)–106.32% (Cost $1,060,233,259)				1,060,233,259
OTHER ASSETS LESS LIABILITIES–(6.32)%				(62,993,303)
NET ASSETS–100.00%				$997,239,956

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Government Money Market Fund

Investment Abbreviations:

COP	– Certificates of Participation
Gtd.	– Guaranteed
LIBOR	– London Interbank Offered Rate
Sr.	– Senior
Unsec.	– Unsecured
USD	– U.S. Dollar
VRD	– Variable Rate Demand

Notes to Schedule of Investments:

(a)	Security may be traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(b)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on December 31, 2018.
(c)

Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically by the issuer or agent based on current market conditions. Rate shown is the rate in effect on December 31, 2018.

(d)	Principal amount equals value at period end. See Note 1I.
(e)	The Fund may demand payment of the term repurchase agreement upon one to seven business days’ notice depending on the timing of the demand.
(f)	Either party may terminate the agreement upon demand. Interest rates, principal amount and collateral are redetermined daily.
(g)	Also represents cost for federal income tax purposes.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Government Money Market Fund

Statement of Assets and Liabilities

December 31, 2018

Statement of Operations

For the year ended December 31, 2018

Assets:
Investments, excluding repurchase agreements, at value and cost	$581,755,529
Repurchase agreements, at value and cost	478,477,730
Receivable for:
Fund shares sold	346,759
Interest	646,375
Investment for trustee deferred compensation and retirement plans	42,226
Total assets	1,061,268,619

Liabilities:
Payable for:
Investments purchased	49,688,451
Dividends	28,166
Fund shares reacquired	13,838,337
Accrued fees to affiliates	389,783
Accrued trustees’ and officers’ fees and benefits	6,073
Accrued other operating expenses	26,278
Trustee deferred compensation and retirement plans	51,575
Total liabilities	64,028,663
Net assets applicable to shares outstanding	$997,239,956

Net assets consist of:
Shares of beneficial interest	$997,256,097
Distributable earnings	(16,141)
$997,239,956

Net Assets:
Series I	$900,900,625
Series II	$96,339,331

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	900,903,586
Series II	96,339,649
Series I:
Net asset value per share	$1.00
Series II:
Net asset value per share	$1.00

Investment income:
Interest	$15,134,894

Expenses:
Advisory fees	1,187,537
Administrative services fees	1,594,008
Custodian fees	2,784
Distribution fees — Series II	218,240
Transfer agent fees	7,502
Trustees’ and officers’ fees and benefits	30,726
Reports to shareholders	4,757
Professional services fees	27,555
Other	5,334
Net expenses	3,078,443
Net investment income	12,056,451
Net realized gain (loss) from investment securities	(1,401)
Net increase in net assets resulting from operations	$12,055,050

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Government Money Market Fund

Statement of Changes in Net Assets

For the years ended December 31, 2018 and 2017

	2018	2017
Operations:
Net investment income	$12,056,451	$3,798,339
Net realized gain (loss)	(1,401)	(17,357)
Net increase in net assets resulting from operations	12,055,050	3,780,982

Distributions to shareholders from distributable earnings(1):
Series I	(10,928,099)	(3,515,426)
Series II	(1,128,352)	(282,913)
Total distributions from distributable earnings	(12,056,451)	(3,798,339)

Share transactions–net:
Series l	244,533,792	19,851,083
Series ll	10,798,163	(11,818,876)
Net increase in net assets resulting from share transactions	255,331,955	8,032,207
Net increase in net assets	255,330,554	8,014,850

Net assets:
Beginning of year	741,909,402	733,894,552
End of year	$997,239,956	$741,909,402

(1)

The Securities and Exchange Commission eliminated the requirement to disclose distribution components separately, except for tax return of capital. For the year ended December 31, 2017, distributions to shareholders from distributable earnings consisted of distributions from net investment income.

Notes to Financial Statements

December 31, 2018

NOTE 1—Significant Accounting Policies

Invesco V.I. Government Money Market Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is to provide current income consistent with preservation of capital and liquidity.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.

Security Valuations — The Fund’s securities are recorded on the basis of amortized cost which approximates value as permitted by Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and, thereafter, assumes a constant amortization to maturity of any premiums or accretion of any discounts.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

B.

Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Invesco V.I. Government Money Market Fund

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions — Distributions from net investment income, if any, are declared daily and paid monthly to separate accounts of participating insurance companies. Distributions from net realized gain, if any, are generally declared and paid annually and recorded on the ex-dividend date.

E.

Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Repurchase Agreements — The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund’s pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Collateral consisting of U.S. Government Securities and U.S. Government Sponsored Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to procedures approved by the Board of Trustees, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates (“Joint repurchase agreements”). The principal amount of the repurchase agreement is equal to the value at period-end. If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the collateral and loss of income.

J.

Other Risks — Investments in obligations issued by agencies and instrumentalities of the U.S. Government may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the Fund may not be able to recover its investment in such issuer from the U.S. Government.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of 0.15% of the Fund’s average daily net assets.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, formerly Invesco PowerShares Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the

Invesco V.I. Government Money Market Fund

fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2019, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses after fee waivers and/or expense reimbursements (excluding certain items discussed below) of Series I shares to 1.50% and Series II shares to 1.75% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual operating expenses after fee waivers and/or expense reimbursements to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2019. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

The Adviser and/or Invesco Distributors, Inc., (“IDI”) voluntarily agreed to waive fees and/or reimburse expenses in order to increase the Fund’s yield. Voluntary fee waivers and/or reimbursements may be modified at any time upon consultation with the Board of Trustees without further notice to investors.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2018, Invesco was paid $424,596, for accounting and fund administrative services and was reimbursed $1,169,412 for fees paid to insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with IDI to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2018, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of December 31, 2018, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

Invesco V.I. Government Money Market Fund

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The Bank of New York Mellon, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 6—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2018 and 2017:

	2018	2017
Ordinary income	$12,056,451	$3,798,339

Tax Components of Net Assets at Period-End:

2018
Undistributed ordinary income	$51,062
Temporary book/tax differences	(48,445)
Capital loss carryforward	(18,758)
Shares of beneficial interest	997,256,097
Total net assets	$997,239,956

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of December 31, 2018, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$18,758	$—	$18,758

*

Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

Invesco V.I. Government Money Market Fund

NOTE 7—Share Information

	Summary of Share Activity
	Years ended December 31,
	2018(a)		2017
	Shares	Amount	Shares	Amount
Sold:
Series I	1,959,818,121	$1,959,818,121	1,456,355,567	$1,456,355,567
Series II	73,566,458	73,566,458	45,247,987	45,247,987

Issued as reinvestment of dividends:
Series I	10,672,129	10,672,129	3,422,005	3,422,005
Series II	1,128,365	1,128,365	282,913	282,913

Reacquired:
Series I	(1,725,956,458)	(1,725,956,458)	(1,439,926,489)	(1,439,926,489)
Series II	(63,896,660)	(63,896,660)	(57,349,776)	(57,349,776)
Net increase in share activity	255,331,955	$255,331,955	8,032,207	$8,032,207

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 90% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 8—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net realized gains (losses) on securities	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets
Series I
Year ended 12/31/18	$1.00	$0.02	$(0.00)	$0.02	$(0.02)	$1.00	1.55%	$900,901	0.36	%(c)	0.36	%(c)	1.55	%(c)
Year ended 12/31/17	1.00	0.01	(0.00)	0.01	(0.01)	1.00	0.56	656,368	0.40		0.40		0.56
Year ended 12/31/16	1.00	0.00	0.00	0.00	(0.00)	1.00	0.10	636,532	0.35		0.38		0.10
Year ended 12/31/15	1.00	0.00	0.00	0.00	(0.00)	1.00	0.01	737,858	0.21		0.51		0.01
Year ended 12/31/14	1.00	0.00	0.00	0.00	(0.00)	1.00	0.01	606,553	0.16		0.50		0.01
Series II
Year ended 12/31/18	1.00	0.01	(0.00)	0.01	(0.01)	1.00	1.30	96,339	0.61	(c)	0.61	(c)	1.30	(c)
Year ended 12/31/17	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.31	85,541	0.65		0.65		0.31
Year ended 12/31/16	1.00	0.00	0.00	0.00	(0.00)	1.00	0.03	97,362	0.43		0.63		0.02
Year ended 12/31/15	1.00	0.00	0.00	0.00	(0.00)	1.00	0.01	23,940	0.21		0.76		0.01
Year ended 12/31/14	1.00	0.00	0.00	0.00	(0.00)	1.00	0.01	17,496	0.16		0.75		0.01

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Ratios are based on average daily net assets (000’s omitted) of $704,395 and $87,296 for Series I and Series II shares, respectively.

Invesco V.I. Government Money Market Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

and Shareholders of Invesco V.I. Government Money Market Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. Government Money Market Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

February 14, 2019

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. Government Money Market Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2018 through December 31, 2018.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (07/01/18)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/18)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/18)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,009.10	$1.82	$1,023.39	$1.84	0.36%
Series II	1,000.00	1,000.00	3.09	1,022.13	3.11	0.61

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2018 through December 31, 2018, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Government Money Market Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2018:

Federal and State Income Tax
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	31.24%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Government Money Market Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

Invesco V.I. Government Money Market Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesse Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	1998	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	158	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None
Christopher L. Wilson — 1957 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	ISO New England, Inc. (non-profit organization managing regional electricity market)

Invesco V.I. Government Money Market Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor — 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC; Secretary and Vice President, Jemstep, Inc.

Formerly: Head of Legal, Worldwide Institutional; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

Invesco V.I. Government Money Market Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer — Pooled Investments, Invesco Capital Management LLC

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian Bank of New York Mellon 2 Hanson Place Brooklyn, NY 11217-1431

Invesco V.I. Government Money Market Fund

Annual Report to Shareholders	December 31, 2018

Invesco V.I. Government Securities Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The Fund’s Form N-Q (or any successor Form) filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q (or any successor Form), have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/ proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Invesco Distributors, Inc.	VIGOV-AR-1	02152019 1153

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2018, Series I shares of Invesco V.I. Government Securities Fund (the Fund) underperformed the Fund’s style-specific index, the Bloomberg Barclays U.S. Government Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/17 to 12/31/18, excluding variable product issuer charges.

If variable product issuer charges were included, returns would be lower.

Series I Shares	0.56%
Series II Shares	0.29
Bloomberg Barclays U.S. Aggregate Bond Index▼ (Broad Market Index)	0.01
Bloomberg Barclays U.S. Government Index▼ (Style-Specific Index)	0.88
Lipper VUF General U.S. Government Funds Index∎ (Peer Group Index)	0.60

Source(s): ▼FactSet Research Systems Inc.; ∎Lipper Inc.

Market conditions and your Fund

Calendar year 2018 proved to be an increasingly volatile time for the US bond market. The year began with a surge in both interest rates and volatility, which was driven in part by fears of a material pickup in inflation in addition to a significant increase in Treasury supply. Interest rates continued to climb as the year progressed against a backdrop of vibrant US economic growth, low unemployment, strong consumer confidence, equity markets near record highs and inflation expectations maintaining at a moderate pace. However, by October volatility returned fueled by a deceleration in global gross domestic product growth, ongoing trade disputes, rising geopolitical uncertainties and volatile equity market returns. Despite market uncertainties, US growth remained strong, but macroeconomic indicators pointed to a slowdown in 2019.

    Given signs of a strong economy, the US Federal Reserve (the Fed) raised interest rates four times during the year: in March, June, September and December

2018. Following December’s Federal Reserve meeting, Chairman Jerome Powell raised interest rates for the fourth time in 2018 by 25 basis points to a targeted range of 2.25% to 2.50%, and lowered guidance from three to two rate hikes in 2019, signaling a slightly more dovish stance than expected.1 In contrast, the European Central Bank and central banks in several other countries maintained extraordinarily accommodative monetary policies.

    The yield curve flattened during 2018 as the two-year US Treasury yield rose 59 basis points, while the 30-year US Treasury yield rose 26 basis points.2 (A basis point is 0.01%.) The 10-year US Treasury yield ended the year at 2.69%, 29 basis points higher than where it began the year.2

    Given this market backdrop, the Fund’s total return for the year was positive, but the Fund underperformed its style-specific benchmark, the Bloomberg Barclays U.S. Government Index.

    Most of the Fund’s performance relative to the style-specific benchmark in 2018 was driven by the Fund’s out-of-index exposure to structured securities. These securities included agency pass-through mortgage-backed securities, high-quality residential mortgage -backed securities and commercial mortgage-backed securities. The Fund’s duration underweight relative to its style-specific benchmark also proved to be beneficial to the Fund’s return as interest rates rose during the year. Out-of-index exposure to agency collateralized mortgage obligations was the largest detractor from the Fund’s performance for the year. The Fund’s use of derivatives during the year included interest rate futures to manage yield curve exposure and swaptions to hedge interest rate volatility.

    The Fund utilizes duration and yield curve positioning for risk management and for generating returns. Duration measures a portfolio’s price sensitivity to interest rate changes, with a shorter duration tending to be less sensitive to these changes. Yield curve positioning refers to actively emphasizing points (maturities) along the yield curve with favorable risk-return expectations. During the year, duration was managed with cash, bonds and futures positions. Buying and selling interest rate futures contracts was an important tool we used to manage interest rate risk. The Fund also used swaptions to hedge interest rate volatility during the year.

    Please note that our strategy is implemented using derivative instruments, including futures, swaps and options. Therefore, a portion of the performance of the Fund, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain or hedge exposure to certain risks and asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may

Portfolio Composition
By security type	% of total net investments

U.S. Treasury Securities	47.8%
U.S. Government Sponsored Agency Mortgage-Backed Securities	40.0
Non-U.S. Government Sponsored Agency Securities	12.1
U.S. Government Sponsored Agency Securities	1.7
Put Options Purchased	0.0
Money Market Funds Plus Other Assets Less Liabilities	-1.6

Top Five Debt Issuers*
% of total net assets

1. U.S. Treasury	40.9%
2. Federal National Mortgage Association	10.4
3. Federal Home Loan Mortgage Corp.	8.3
4. Fannie Mae REMICs	6.9
5. Freddie Mac REMICs	5.9

Total Net Assets	$471.2 million
Total Number of Holdings*	600

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of December 31, 2018.

Invesco V.I. Government Securities Fund

be less liquid than traditional securities.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. This risk may be greater in the current market environment because interest rates are near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates as well as individual security characteristics, such as price, maturity, duration and coupon, and market forces such as supply and demand for similar securities. We are monitoring interest rates, and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

    We welcome new investors who joined the Fund during the year and thank you for your investment in Invesco V.I. Government Securities Fund.

1	Source: US Federal Reserve
2	Source: US Department of the Treasury

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Clint Dudley Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. Government Securities Fund. He joined Invesco in 1998. Mr. Dudley earned a BBA and an MBA from Baylor University.

Brian Schneider Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. Government Securities Fund. He joined Invesco in 1987. Mr. Schneider earned a BA in economics and an MBA from Bellarmine University (formerly Bellarmine College).

Robert Waldner Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. Government Securities Fund. He joined Invesco in 2013. Mr. Waldner earned a BSE degree in civil engineering from Princeton University.

Invesco V.I. Government Securities Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/08

1	Source: FactSet Research Systems Inc.
2	Source: Lipper Inc.

Past performance cannot guarantee

comparable future results.

Average Annual Total Returns
As of 12/31/18

Series I Shares
Inception (5/5/93)	4.08%
10 Years	2.10
5 Years	1.64
1 Year	0.56

Series II Shares
Inception (9/19/01)	3.07%
10 Years	1.84
5 Years	1.38
1 Year	0.29

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures in the table and chart do not reflect deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.70% and 0.95%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. Government Securities Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly.

Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Government Securities Fund

Invesco V.I. Government Securities Fund’s investment objective is total return, comprised of current income and capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2018, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.

Principal risks of investing in the Fund

Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near, at or below zero. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.

    Collateralized loan obligations risk.

CLOs are subject to the risks of substantial losses due to actual defaults by underlying borrowers, which will be greater during periods of economic or financial stress. CLOs may also lose value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CLO securities as a class. The risks of CLOs will be greater if the Fund invests in CLOs that hold loans of uncreditworthy borrowers or if the Fund holds subordinate tranches of the CLO that absorbs losses from the defaults before senior tranches. In addition, CLOs are subject to interest rate risk and credit risk.

    Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.

    Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Derivatives strategies may not always be successful. For example, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

    Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.

    Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.

    Mortgage- and asset-backed securities risk. Mortgage- and asset-backed securities, including collateralized debt obligations and collateralized mortgage obligations, are subject to prepayment or call risk, which is the risk that a borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. This could result in the Fund reinvesting these early payments at lower interest rates, thereby reducing the Fund’s income. Mortgage- and asset-backed securities also are subject to extension risk, which is the risk that an unexpected rise in interest rates could reduce the rate of prepayments, causing the price of the mortgage- and asset-backed securities and the Fund’s share price to fall. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The Fund may invest in mortgage pools that include subprime mortgages, which are loans made to

Invesco V.I. Government Securities Fund

borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages. Privately issued mortgage-related securities are not subject to the same underwriting requirements as those with government or government-sponsored entity guarantees and, therefore, mortgage loans underlying privately issued mortgage-related securities may have less favorable collateral, credit risk or other underwriting characteristics, and wider variances in interest rate, term, size, purpose and borrower characteristics.

    TBA transactions risk. TBA transactions involve the risk of loss if the securities received are less favorable than what was anticipated by the Fund when entering into the TBA transaction, or if the counterparty fails to deliver the securities. When the Fund enters into a short sale of a TBA mortgage it does not own, the Fund may have to purchase deliverable mortgages to settle the short sale at a higher price than anticipated, thereby causing a loss. As there is no limit on how much the price of mortgage securities can increase, the Fund’s exposure is unlimited. The Fund may not always be able to purchase mortgage securities to close out the short position at a particular time or at an acceptable price. In addition, taking short positions results in a form of leverage, which could increase the volatility of the Fund’s share price.

    US government obligations risk. Obligations of US government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the US government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the US government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

    When-issued, delayed delivery and forward commitment risks. When-issued and delayed delivery transactions subject the Fund to market risk because the value or yield of a security at delivery may be more or less than the purchase price or yield generally available when delivery occurs, and counterparty risk because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction. These transactions also have a leveraging effect on the Fund because the Fund commits to purchase securities that it does not have to pay for until a later date, which increases the Fund’s overall investment exposure and, as a result, its volatility.

    Zero coupon or pay-in-kind securities risk. The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than loans that periodically pay interest.

About indexes used in this report

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment grade, fixed-rate bond market.

    The Bloomberg Barclays U.S.

Government Index is an unmanaged index considered representative of fixed income obligations issued by the US Treasury, government agencies and quasi-federal corporations.

    The Lipper VUF General U.S. Government Funds Index is an unmanaged index considered representative of general US government variable insurance underlying funds tracked by Lipper.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

    The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

Invesco V.I. Government Securities Fund

Schedule of Investments

December 31, 2018

	Principal Amount	Value
U.S. Treasury Securities–47.76%
U.S. Treasury Bills–0.28%
0.71%-1.56%, 01/24/2019(a)(b)	$1,335,000	$1,333,024

U.S. Treasury Notes–34.73%
0.75%, 07/15/2019	8,100,000	8,022,905
1.63%, 07/31/2019	2,700,000	2,685,704
1.75%, 09/30/2019	2,500,000	2,483,971
3.38%, 11/15/2019	625,000	628,813
1.75%, 11/30/2019	3,000,000	2,976,712
1.50%, 04/15/2020	2,000,000	1,973,527
2.50%, 05/31/2020	2,000,000	1,998,350
2.00%, 09/30/2020	2,500,000	2,478,117
2.75%, 09/30/2020	11,500,000	11,543,523
1.75%, 12/31/2020	2,500,000	2,464,370
2.50%, 12/31/2020	5,900,000	5,899,217
2.00%, 01/15/2021	9,250,000	9,156,860
1.38%, 01/31/2021	3,000,000	2,931,255
2.63%, 05/15/2021	2,000,000	2,006,539
3.13%, 05/15/2021	2,100,000	2,131,473
2.13%, 08/15/2021	2,700,000	2,675,780
2.00%, 10/31/2021	2,500,000	2,468,265
2.00%, 11/15/2021	3,300,000	3,258,141
2.00%, 12/31/2021	3,000,000	2,959,576
1.75%, 05/15/2022	4,000,000	3,907,222
2.13%, 06/30/2022	3,000,000	2,965,076
2.00%, 07/31/2022	2,000,000	1,967,552
1.63%, 08/31/2022	5,000,000	4,851,243
1.63%, 11/15/2022	2,000,000	1,936,826
2.00%, 11/30/2022	2,700,000	2,651,575
2.13%, 12/31/2022	12,000,000	11,834,340
2.38%, 01/31/2023	2,000,000	1,991,288
1.63%, 04/30/2023	4,000,000	3,858,254
1.63%, 05/31/2023	1,400,000	1,349,145
2.75%, 05/31/2023	13,500,000	13,649,547
1.63%, 10/31/2023	625,000	600,007
2.13%, 11/30/2023	5,500,000	5,401,702
2.13%, 03/31/2024	4,000,000	3,921,984
2.13%, 07/31/2024	3,000,000	2,935,622
2.25%, 11/15/2024	5,000,000	4,915,830
2.88%, 05/31/2025	4,000,000	4,070,964
2.88%, 11/30/2025	2,500,000	2,546,482
1.50%, 08/15/2026	8,750,000	8,077,586
2.38%, 05/15/2027	1,000,000	980,091
2.25%, 11/15/2027	4,000,000	3,868,037
2.88%, 05/15/2028	2,000,000	2,032,594
3.13%, 11/15/2028	2,500,000	2,595,326
		163,651,391

	Principal Amount	Value
U.S. Treasury Bonds–12.75%
8.75%, 05/15/2020	$1,200,000	$1,299,146
7.88%, 02/15/2021	1,100,000	1,221,475
5.38%, 02/15/2031	3,800,000	4,831,784
3.38%, 05/15/2044	6,000,000	6,403,623
3.00%, 05/15/2045	7,000,000	7,001,455
2.88%, 08/15/2045	750,000	732,057
3.00%, 11/15/2045	3,000,000	3,000,204
2.50%, 05/15/2046	6,000,000	5,423,109
2.25%, 08/15/2046	6,550,000	5,610,631
3.00%, 05/15/2047	7,300,000	7,283,823
2.75%, 08/15/2047	10,000,000	9,490,862
2.75%, 11/15/2047	5,500,000	5,215,407
3.13%, 05/15/2048	2,500,000	2,552,587
		60,066,163
Total U.S. Treasury Securities (Cost $227,699,675)		225,050,578

U.S. Government Sponsored Agency Mortgage-Backed Securities–40.00%
Collateralized Mortgage Obligations–16.25%
Fannie Mae ACES, 2.89% (1 mo. USD LIBOR + 0.59%), 09/25/2023(c)	1,794,659	1,799,122
Fannie Mae REMICs,
5.00%, 08/25/2019	13,812	13,815
3.00%, 10/25/2025	177,679	177,338
2.50%, 03/25/2026	214,474	214,029
7.00%, 09/18/2027	217,118	236,380
1.50%, 01/25/2028	3,800,676	3,655,934
6.50%, 03/25/2032	640,080	710,231
5.75%, 10/25/2035	256,258	275,510
4.25%, 02/25/2037	441,051	446,039
2.81% (1 mo. USD LIBOR + 0.30%), 05/25/2036(c)	2,223,041	2,224,119
2.96% (1 mo. USD LIBOR + 0.45%), 03/25/2037(c)	998,030	1,003,747
2.91% (1 mo. USD LIBOR + 0.40%), 06/25/2038(c)	1,905,915	1,909,597
6.59%, 06/25/2039(d)	2,772,012	3,110,228
4.00%, 02/25/2040 to 07/25/2040	1,958,410	2,029,858
3.01% (1 mo. USD LIBOR + 0.50%), 03/25/2040 to 05/25/2041(c)	2,631,023	2,639,110
3.06% (1 mo. USD LIBOR + 0.55%), 02/25/2041(c)	2,202,053	2,209,411
3.03% (1 mo. USD LIBOR + 0.52%), 11/25/2041(c)	1,108,741	1,115,773
2.62% (1 mo. USD LIBOR + 0.32%), 08/25/2044(c)	2,123,364	2,117,963
2.78% (1 mo. USD LIBOR + 0.48%), 02/25/2056(c)	4,139,817	4,144,686
2.72% (1 mo. USD LIBOR + 0.42%), 12/25/2056(c)	4,202,447	4,197,676

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Government Securities Fund

	Principal Amount	Value
Collateralized Mortgage Obligations–(continued)
Freddie Mac REMICs,
3.00%, 04/15/2026	$259,861	$258,720
2.96% (1 mo. USD LIBOR + 0.50%), 12/15/2035 to 03/15/2040(c)	3,811,918	3,835,532
2.76% (1 mo. USD LIBOR + 0.30%), 03/15/2036 to 09/15/2044(c)	9,912,720	9,888,523
2.70% (1 mo. USD LIBOR + 0.35%), 11/15/2036(c)	3,028,362	3,025,160
2.83% (1 mo. USD LIBOR + 0.37%), 03/15/2037(c)	1,124,329	1,127,578
2.86% (1 mo. USD LIBOR + 0.40%), 05/15/2037 to 06/15/2037(c)	2,304,289	2,312,885
3.32% (1 mo. USD LIBOR + 0.86%), 11/15/2039(c)	582,523	595,372
2.91% (1 mo. USD LIBOR + 0.45%), 03/15/2040 to 02/15/2042(c)	6,561,778	6,580,038
Freddie Mac STRIPS, 2.70% (1 mo. USD LIBOR + 0.35%), 10/15/2037(c)	2,398,497	2,404,881
Freddie Mac Whole Loan Securities Trust, 3.50%, 05/25/2047	1,866,598	1,863,250
Ginnie Mae REMICs,
6.00%, 01/16/2025	224,583	234,293
5.72%, 08/20/2034(d)	1,004,677	1,094,214
5.88%, 01/20/2039(d)	3,480,032	3,802,749
3.26% (1 mo. USD LIBOR + 0.80%), 09/16/2039(c)	1,091,281	1,112,306
4.49%, 07/20/2041(d)	778,051	808,085
3.44%, 09/20/2041(d)	2,774,808	2,872,847
2.72% (1 mo. USD LIBOR + 0.25%), 01/20/2042(c)	520,518	520,410
		76,567,409

Federal Home Loan Mortgage Corp. (FHLMC)–8.34%
Pass Through Ctfs.,
6.50%, 05/01/2019 to 12/01/2035	2,008,380	2,234,331
6.00%, 07/01/2019 to 07/01/2038	219,416	233,077
4.50%, 09/01/2020 to 08/01/2041	6,950,350	7,277,862
10.00%, 03/01/2021	966	969
9.00%, 06/01/2021 to 06/01/2022	19,060	19,254
7.00%, 12/01/2021 to 11/01/2035	2,500,099	2,779,610
8.00%, 12/01/2021 to 02/01/2035	634,212	668,028
7.50%, 09/01/2022 to 06/01/2035	799,921	879,722
8.50%, 11/17/2022 to 08/01/2031	341,945	372,237
5.50%, 12/01/2022	55,424	55,784
3.50%, 08/01/2026	534,528	541,906
3.00%, 05/01/2027 to 02/01/2032	5,706,730	5,699,785
7.05%, 05/20/2027	93,467	99,354
6.03%, 10/20/2030	682,088	745,326
5.00%, 01/01/2037 to 01/01/2040	1,016,240	1,080,384
Pass Through Ctfs., ARM,
4.71% (1 yr. USD LIBOR + 1.88%), 09/01/2035(c)	3,060,864	3,219,630
4.43% (1 yr. USD LIBOR + 1.87%), 07/01/2036(c)	2,670,166	2,802,893

	Principal Amount	Value
Federal Home Loan Mortgage Corp. (FHLMC)–(continued)
4.31% (1 yr. USD LIBOR + 1.55%), 10/01/2036(c)	$1,389,144	$1,447,436
4.74% (1 yr. USD LIBOR + 1.91%), 10/01/2036(c)	109,579	115,617
4.78% (1 yr. USD LIBOR + 1.98%), 11/01/2037(c)	774,883	814,651
4.35% (1 yr. USD LIBOR + 2.01%), 01/01/2038(c)	52,685	55,332
4.38% (1 yr. USD LIBOR + 1.84%), 07/01/2038(c)	754,473	792,956
4.23% (1 yr. USD LIBOR + 1.78%), 06/01/2043(c)	1,225,288	1,274,911
2.89% (1 yr. USD LIBOR + 1.64%), 01/01/2048(c)	6,109,489	6,115,156
		39,326,211

Federal National Mortgage Association (FNMA)–12.45%
Pass Through Ctfs.,
6.50%, 02/01/2019 to 11/01/2037	1,964,495	2,118,988
4.50%, 04/01/2019 to 10/01/2048	9,526,493	9,934,361
5.00%, 03/01/2020 to 12/01/2033	223,402	230,257
7.00%, 08/01/2020 to 06/01/2036	2,299,309	2,428,733
8.00%, 02/01/2021 to 10/01/2037	2,320,493	2,656,156
8.50%, 02/01/2021 to 08/01/2037	712,845	786,423
5.50%, 03/01/2021 to 05/01/2035	1,152,457	1,233,763
6.00%, 08/01/2021 to 10/01/2038	1,327,715	1,437,389
7.50%, 11/01/2022 to 08/01/2037	3,624,356	4,024,527
6.75%, 07/01/2024	206,610	221,832
6.95%, 10/01/2025	15,207	15,331
3.50%, 03/01/2027 to 08/01/2027	7,208,727	7,311,289
3.00%, 05/01/2027 to 07/01/2032	10,531,441	10,534,216
4.00%, 12/01/2048	9,189,763	9,424,039
Pass Through Ctfs., ARM,
4.83% (1 yr. U.S. Treasury Yield Curve Rate + 2.36%), 10/01/2034(c)	1,718,751	1,818,525
4.30% (1 yr. U.S. Treasury Yield Curve Rate + 2.21%), 05/01/2035(c)	225,668	237,997
4.11% (1 yr. USD LIBOR + 1.72%), 03/01/2038(c)	54,998	57,688
4.47% (1 yr. USD LIBOR + 1.76%), 02/01/2042(c)	532,110	546,055
2.17% (1 yr. USD LIBOR + 1.52%), 08/01/2043(c)	1,895,516	1,871,179
2.28% (1 yr. U.S. Treasury Yield Curve Rate + 1.88%), 05/01/2044(c)	1,739,566	1,758,158
		58,646,906

Government National Mortgage Association (GNMA)–2.96%
Pass Through Ctfs.,
7.00%, 07/15/2019 to 12/15/2036	724,298	781,022
6.50%, 07/15/2020 to 09/15/2034	2,752,814	2,959,407
6.00%, 09/15/2020 to 08/15/2033	429,245	458,362
7.50%, 09/15/2022 to 10/15/2035	1,798,938	1,989,932
8.00%, 01/15/2023 to 01/15/2037	985,554	1,108,094
5.00%, 02/15/2025	148,807	154,801

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Government Securities Fund

	Principal Amount	Value
Government National Mortgage Association (GNMA)–(continued)
8.50%, 02/15/2025 to 01/15/2037	$136,063	$140,860
6.95%, 08/20/2025 to 08/20/2027	158,097	158,182
6.38%, 10/20/2027 to 02/20/2028	209,455	214,585
6.10%, 12/20/2033	3,489,693	3,844,619
3.50%, 10/20/2042	2,161,015	2,154,372
		13,964,236
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $188,295,172)		188,504,762

Non-U.S. Government Sponsored Agency Securities–12.09%
Collateralized Mortgage Obligations–9.78%
Banc of America Commercial Mortgage Trust, Series 2015-UBS7, Class XA, IO, Variable Rate Pass Through Ctfs., 0.85%, 09/15/2048(d)	16,212,315	713,946
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-10, Class 12A1, Variable Rate Pass Through Ctfs., 4.14%, 01/25/2035(d)	495,966	502,875
Chase Mortgage Trust,
Series 2016-1, Class M3, Variable Rate Pass Through Ctfs., 3.75%, 04/25/2045(d)(e)	2,285,816	2,271,942
Series 2016-2, Class M3, Variable Rate Pass Through Ctfs., 3.75%, 12/25/2045(d)(e)	2,687,524	2,653,884
Commercial Mortgage Trust,
Series 2015-CR23, Class CMB, Variable Rate Pass Through Ctfs., 3.68%, 05/10/2048(d)(e)	4,740,000	4,748,639
Series 2015-CR24, Class B, Variable Rate Pass Through Ctfs., 4.38%, 08/10/2048(d)	6,200,000	6,356,002
Galton Funding Mortgage Trust, Series 2018-2, Class A41, Pass Through Ctfs., 4.50%, 10/25/2058(e)	4,484,365	4,561,369
JP Morgan Mortgage Trust, Series 2018-8, Class A15, Variable Rate Pass Through Ctfs., 4.00%, 01/25/2049(d)(e)	3,372,700	3,408,747
New Residential Mortgage Loan Trust, Series 2018-4A, Class A1S, Floating Rate Pass Through Ctfs., 3.26% (1 mo. USD LIBOR + 0.75%), 01/25/2048(c)(e)	4,558,443	4,545,850
Starwood Mortgage Residential Trust, Series 2018-IMC2, Class A3, Rate Pass Through Ctfs., 4.38%, 10/25/2048(e)	4,604,839	4,653,089

	Principal Amount	Value
Collateralized Mortgage Obligations–(continued)
Towd Point Mortgage Trust, Series 2015-1, Class AES, Variable Rate Pass Through Ctfs., 3.00%, 10/25/2053(d)(e)	$1,721,387	$1,712,636
Verus Securitization Trust, Series 2018-3, Class A2, Pass Through Ctfs., 4.18%, 10/25/2058(e)	4,074,850	4,058,866
Wells Fargo Commercial Mortgage Trust, Series 2015-C28, Class B, Variable Rate Pass Through Ctfs., 4.13%, 05/15/2048(d)	5,900,000	5,906,122
		46,093,967

Bonds & Notes–2.31%
Israel Government Agency for International Development (AID) Bond, Unsec. Gtd. Global Bonds, 5.13%, 11/01/2024	3,800,000	4,293,794
Private Export Funding Corp.,
Series BB, Sec. Gtd. Notes, 4.30%, 12/15/2021	1,540,000	1,609,566
Series HH, Sr. Sec. Gtd. Notes, 1.45%, 08/15/2019	5,000,000	4,959,405
		10,862,765
Total Non-U.S. Government Sponsored Agency Securities (Cost $56,517,268)		56,956,732

U.S. Government Sponsored Agency Securities–1.75%
Federal Home Loan Bank (FHLB)–1.34%
Unsec. Bonds, 3.38%, 06/12/2020	6,220,000	6,293,999

Tennessee Valley Authority (TVA)–0.41%
Sr. Unsec. Global Notes, 1.88%, 08/15/2022	2,000,000	1,947,660
Total U.S. Government Sponsored Agency Securities (Cost $8,315,322)		8,241,659

	Shares
Money Market Funds–1.23%
Invesco Government & Agency Portfolio–Institutional Class, 2.30% (Cost $5,779,554)(f)	5,779,554	5,779,554

Options Purchased–0.00%
(Cost $160,800)(g)		12,016
TOTAL INVESTMENTS IN SECURITIES–102.83% (Cost $486,767,791)		484,545,301
OTHER ASSETS LESS LIABILITIES–(2.83)%		(13,343,503)
NET ASSETS–100.00%		$471,201,798

Investment Abbreviations:

ACES	– Automatically Convertible Extendable Security
ARM	– Adjustable Rate Mortgage
Ctfs.	– Certificates
Gtd.	– Guaranteed
IO	– Interest Only
LIBOR	– London Interbank Offered Rate

REMICs	– Real Estate Mortgage Investment Conduits
Sec.	– Secured
Sr.	– Senior
STRIPS	– Separately Traded Registered Interest and Principal Security
Unsec.	– Unsecured
USD	– U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Government Securities Fund

Notes to Schedule of Investments:

(a)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(b)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts and swap agreements. See Note 1J, 1M and Note 4.
(c)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on December 31, 2018.
(d)

Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on December 31, 2018.

(e)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2018 was $32,615,022, which represented 6.92% of the Fund’s Net Assets.

(f)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of December 31, 2018.
(g)	The table below details options purchased: See Note 1L and Note 4:

Open Over-The-Counter Interest Rate Swaptions Purchased
Description	Type of Contract	Counterparty	Exercise Rate	Pay/ Receive Exercise Rate	Floating Rate Index	Payment Frequency	Expiration Date	Notional Value	Value
10 Year Interest Rate Swap	Put	BNP Paribas Securities Corp.	3.25%	Pay	3 month USD LIBOR	Quarterly	03/12/2019	$20,000,000	$12,016
Total Options Purchased — Interest Rate Risk (Cost $160,800)									$12,016

Open Futures Contracts
	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)(a)
Long Futures Contracts
U.S. Treasury 5 Year Notes	52	March-2019	$5,963,750	$12,501	$12,501
U.S. Treasury 10 Year Notes	64	March-2019	7,809,000	111,316	111,316
U.S. Treasury Ultra Bonds	85	March-2019	13,655,781	407,090	407,090
Subtotal — Long Future Contracts				530,907	530,907

Short Futures Contracts
U.S. Treasury 2 Year Notes	99	March-2019	(21,018,938)	(87,071)	(87,071)
U.S. Treasury 10 Year Ultra Bonds	34	March-2019	(4,422,656)	(140,726)	(140,726)
Subtotal — Short Future Contracts				(227,797)	(227,797)
Total Futures Contracts — Interest Rate Risk				$303,110	$303,110

Open Centrally Cleared Interest Rate Swap Agreements
Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)(a)
Pay	3 month USD LIBOR	Quarterly	2.93%	Semi-Annually	03/14/2019	$(6,221,000)	$—	$(115,279)	$(115,279)
Pay	3 month USD LIBOR	Quarterly	3.21	Semi-Annually	03/14/2019	10,151,000	—	440,944	440,944
Total Centrally Cleared Interest Rate Swap Agreements — Interest Rate Risk							$—	$325,665	$325,665

(a)	The daily variation margin receivable at period-end is recorded in the Statement of Assets and Liabilities.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Government Securities Fund

Statement of Assets and Liabilities

December 31, 2018

Statement of Operations

For the year ended December 31, 2018

Assets:
Investments in securities, at value (Cost $480,988,237)	$478,765,747
Investments in affiliated money market funds, at value and cost	5,779,554
Other investments:
Variation margin receivable — futures contracts	47,464
Variation margin receivable — centrally cleared swap agreements	16,325
Receivable for:
Investments sold	6,005,804
Fund shares sold	17,692
Dividends	2,053,144
Investment for trustee deferred compensation and retirement plans	212,430
Other assets	381
Total assets	492,898,541

Liabilities:
Payable for:
Investments purchased	20,017,121
Amount due to custodian	347,168
Fund shares reacquired	746,467
Accrued fees to affiliates	301,966
Accrued trustees’ and officers’ fees and benefits	5,186
Accrued other operating expenses	46,197
Trustee deferred compensation and retirement plans	232,638
Total liabilities	21,696,743
Net assets applicable to shares outstanding	$471,201,798

Net assets consist of:
Shares of beneficial interest	$482,331,737
Distributable earnings	(11,129,939)
$471,201,798

Net Assets:
Series I	$279,476,344
Series II	$191,725,454

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	24,901,978
Series II	17,241,864
Series I:
Net asset value per share	$11.22
Series II:
Net asset value per share	$11.12

Investment income:
Interest	$14,527,041
Dividends from affiliated money market funds	100,453
Total investment income	14,627,494

Expenses:
Advisory fees	2,365,820
Administrative services fees	866,030
Custodian fees	18,935
Distribution fees — Series II	494,942
Transfer agent fees	25,465
Trustees’ and officers’ fees and benefits	26,967
Reports to shareholders	5,644
Professional services fees	41,195
Other	66,493
Total expenses	3,911,491
Less: Fees waived	(5,944)
Net expenses	3,905,547
Net investment income	10,721,947

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investment securities	(2,840,375)
Futures contracts	(939,408)
Option contracts written	28,426
Swap agreements	(517,239)
(4,268,596)
Change in net unrealized appreciation (depreciation) of:
Investment securities	(5,536,074)
Futures contracts	179,108
Swap agreements	396,317
(4,960,649)
Net realized and unrealized gain (loss)	(9,229,245)
Net increase in net assets resulting from operations	$1,492,702

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Government Securities Fund

Statement of Changes in Net Assets

For the years ended December 31, 2018 and 2017

	2018	2017
Operations:
Net investment income	$10,721,947	$10,356,098
Net realized gain (loss)	(4,268,596)	(86,759)
Change in net unrealized appreciation (depreciation)	(4,960,649)	(387,548)
Net increase in net assets resulting from operations	1,492,702	9,881,791

Distributions to shareholders from distributable earnings(1):
Series I	(6,550,635)	(7,221,984)
Series II	(3,832,997)	(3,882,382)
Total distributions from distributable earnings	(10,383,632)	(11,104,366)

Share transactions–net:
Series I	(33,348,279)	(34,554,472)
Series II	(11,943,167)	2,536,879
Net increase (decrease) in net assets resulting from share transactions	(45,291,446)	(32,017,593)
Net increase (decrease) in net assets	(54,182,376)	(33,240,168)

Net assets:
Beginning of year	525,384,174	558,624,342
End of year	$471,201,798	$525,384,174

(1)

The Securities and Exchange Commission eliminated the requirement to disclose distribution components separately, except for tax return of capital. For the year ended December 31, 2017, distributions to shareholders from distributable earnings consisted of distributions from net investment income.

Notes to Financial Statements

December 31, 2018

NOTE 1—Significant Accounting Policies

Invesco V.I. Government Securities Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is total return, comprised of current income and capital appreciation.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Invesco V.I. Government Securities Fund

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain

Invesco V.I. Government Securities Fund

tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Treasury Inflation-Protected Securities — The Fund may invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The principal value of TIPS will be adjusted upward or downward, and any increase or decrease in the principal amount of TIPS will be shown as Treasury Inflation-Protected Securities inflation adjustments in the Statement of Operations, even though investors do not receive their principal until maturity.

J.

Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

K.

Call Options Purchased and Written — The Fund may write covered call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

L.

Put Options Purchased — The Fund may purchase put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.

Invesco V.I. Government Securities Fund

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. Realized and unrealized gains and losses on put options purchased are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

M.

Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying securities and financing rate payable from the Counterparty. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Invesco V.I. Government Securities Fund

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

N.

Dollar Rolls and Forward Commitment Transactions — The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.

The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions increase the Fund’s portfolio turnover rate. The Fund will segregate liquid assets in an amount equal to its dollar roll commitments.

Dollar roll transactions involve the risk that a Counterparty to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar roll transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. Dollar roll transactions covered in this manner are not treated as senior securities for purposes of a Fund’s fundamental investment limitation on borrowings.

O.

Other Risks — The Fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government that may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the Fund may not be able to recover its investment in such issuer from the U.S. Government. Many securities purchased by the Fund are not guaranteed by the U.S. Government.

P.

Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

Q.

Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.50%
Over $250 million	0.45%

For the year ended December 31, 2018, the effective advisory fees incurred by the Fund was 0.48%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, formerly Invesco PowerShares Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2019, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waivers and/or expense reimbursements (excluding certain items discussed below) of Series I shares to 1.50% and Series II shares to 1.75% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waivers and/or expense reimbursements to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2019. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2020, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2018, the Adviser waived advisory fees of $5,944.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance

Invesco V.I. Government Securities Fund

companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2018, Invesco was paid $119,530 for accounting and fund administrative services and was reimbursed $746,499 for fees paid to insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2018, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Treasury Securities	$—	$225,050,578	$—	$225,050,578
U.S. Government Sponsored Agency Mortgage-Backed Securities	—	188,504,762	—	188,504,762
Non-U.S. Government Sponsored Agency Securities	—	56,956,732	—	56,956,732
U.S. Government Sponsored Agency Securities	—	8,241,659	—	8,241,659
Money Market Funds	5,779,554	—	—	5,779,554
Options Purchased	—	12,016	—	12,016
Total Investments in Securities	5,779,554	478,765,747	—	484,545,301

Other Investments — Assets*
Futures Contracts	530,907	—	—	530,907
Swap Agreements	—	440,944	—	440,944
	530,907	440,944	—	971,851

Other Investments — Liabilities*
Futures Contracts	(227,797)	—	—	(227,797)
Swap Agreements	—	(115,279)	—	(115,279)
	(227,797)	(115,279)	—	(343,076)
Total Other Investments	303,110	325,665	—	628,775
Total Investments	$6,082,664	$479,091,412	$—	$485,174,076

*	Unrealized appreciation (depreciation).

Invesco V.I. Government Securities Fund

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2018:

Value
Derivative Assets	Interest Rate Risk
Unrealized appreciation on futures contracts — Exchange-Traded(a)	$530,907
Unrealized appreciation on swap agreements — Centrally Cleared(a)	440,944
Options purchased, at value — OTC(b)	12,016
Total Derivative Assets	983,867
Derivatives not subject to master netting agreements	(971,851)
Total Derivative Assets subject to master netting agreements	$12,016

Value
Derivative Liabilities	Interest Rate Risk
Unrealized depreciation on futures contracts — Exchange-Traded(a)	$(227,797)
Unrealized depreciation on swap agreements — Centrally Cleared(a)	(115,279)
Total Derivative Liabilities	(343,076)
Derivatives not subject to master netting agreements	343,076
Total Derivative Liabilities subject to master netting agreements	$—

(a)	The daily variation margin receivable at period-end is recorded in the Statement of Assets and Liabilities.
(b)	Options purchased, at value as reported in the Schedule of Investments.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of December 31, 2018

	Financial Derivative Assets		Collateral (Received)/Pledged
Counterparty	Options Purchased	Net Value of Derivatives	Non-Cash	Cash	Net Amount
BNP Paribas Securities Corp.	$12,016	$12,016	$—	$—	$12,016

Effect of Derivative Investments for the year ended December 31, 2018

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Interest Rate Risk
Realized Gain (Loss):
Futures contracts	$(939,408)
Options purchased(a)	279,551
Options written	28,426
Swap agreements	(517,239)
Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	179,108
Options purchased(a)	(187,825)
Swap agreements	396,317
Total	$(761,070)

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.

Invesco V.I. Government Securities Fund

The table below summarizes the twelve month average notional value of futures contracts, the nine months average notional value of swaptions purchased, the two months average notional value of swaptions written and nine month average notional value of swap agreements outstanding during the period.

	Futures Contracts	Swaptions Purchased	Swaptions Written	Swap Agreements
Average notional value	$49,634,932	$28,221,111	$43,500,000	$10,679,111

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund’s total assets.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2018 and 2017:

	2018	2017
Ordinary income	$10,383,632	$11,104,366

Tax Components of Net Assets at Period-End:

2018
Undistributed ordinary income	$10,598,549
Net unrealized appreciation (depreciation) — investments	(2,125,573)
Temporary book/tax differences	(219,552)
Capital loss carryforward	(19,383,363)
Shares of beneficial interest	482,331,737
Total net assets	$471,201,798

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to futures contracts and swap agreements.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of December 31, 2018, as follows:

Capital Loss Carryforward
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$9,307,474	$10,075,889	$19,383,363

Invesco V.I. Government Securities Fund

NOTE 8—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2018 was $42,942,847 and $98,574,724, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $77,192,420 and $52,143,976, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$4,978,979
Aggregate unrealized (depreciation) of investments	(7,104,552)
Net unrealized appreciation (depreciation) of investments	$(2,125,573)

Cost of investments for tax purposes is $487,299,649.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of swap agreements, on December 31, 2018, undistributed net investment income was decreased by $56 and undistributed net realized gain (loss) was increased by $56. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 10—Share Information

	Summary of Share Activity
	Years ended December 31,
	2018(a)		2017
	Shares	Amount	Shares	Amount
Sold:
Series I	3,593,416	$40,500,688	4,245,551	$49,001,619
Series II	1,057,433	11,758,788	1,931,968	22,005,900

Issued as reinvestment of dividends:
Series I	594,971	6,550,635	632,952	7,221,984
Series II	351,007	3,832,997	343,270	3,882,382

Reacquired:
Series I	(7,180,556)	(80,399,602)	(7,906,368)	(90,778,075)
Series II	(2,482,818)	(27,534,952)	(2,048,051)	(23,351,403)
Net increase (decrease) in share activity	(4,066,547)	$(45,291,446)	(2,800,678)	$(32,017,593)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 80% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Government Securities Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Series I
Year ended 12/31/18	$11.41	$0.25	$(0.19)	$0.06	$(0.25)	$11.22	0.56%	$279,476	0.69	%(d)	0.69	%(d)	2.25	%(d)	25%
Year ended 12/31/17	11.44	0.22	(0.01)	0.21	(0.24)	11.41	1.87	318,298	0.70		0.70		1.97		35
Year ended 12/31/16	11.52	0.23	(0.07)	0.16	(0.24)	11.44	1.32	353,614	0.73		0.73		1.93		31
Year ended 12/31/15	11.74	0.17	(0.13)	0.04	(0.26)	11.52	0.34	393,090	0.77		0.77		1.44		59
Year ended 12/31/14	11.64	0.16	0.32	0.48	(0.38)	11.74	4.14	474,556	0.78		0.78		1.36		55
Series II
Year ended 12/31/18	11.31	0.22	(0.19)	0.03	(0.22)	11.12	0.29	191,725	0.94	(d)	0.94	(d)	2.00	(d)	25
Year ended 12/31/17	11.33	0.19	(0.00)	0.19	(0.21)	11.31	1.72	207,086	0.95		0.95		1.72		35
Year ended 12/31/16	11.42	0.20	(0.08)	0.12	(0.21)	11.33	1.00	205,010	0.98		0.98		1.68		31
Year ended 12/31/15	11.64	0.14	(0.13)	0.01	(0.23)	11.42	0.06	195,392	1.02		1.02		1.19		59
Year ended 12/31/14	11.54	0.13	0.31	0.44	(0.34)	11.64	3.88	212,788	1.03		1.03		1.11		55

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $299,983 and $197,977 for Series I and Series II shares, respectively.

Invesco V.I. Government Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

and Shareholders of Invesco V.I. Government Securities Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. Government Securities Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

February 14, 2019

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. Government Securities Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2018 through December 31, 2018.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (07/01/18)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/18)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/18)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,012.70	$3.50	$1,021.73	$3.52	0.69%
Series II	1,000.00	1,011.90	4.77	1,020.47	4.79	0.94

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2018 through December 31, 2018, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Government Securities Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2018:

Federal and State Income Tax
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	33.22%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Government Securities Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

Invesco V.I. Government Securities Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesse Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	1998	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	158	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None
Christopher L. Wilson — 1957 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	ISO New England, Inc. (non-profit organization managing regional electricity market)

Invesco V.I. Government Securities Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor — 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC; Secretary and Vice President, Jemstep, Inc.

Formerly: Head of Legal, Worldwide Institutional; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

Invesco V.I. Government Securities Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. Government Securities Fund

Annual Report to Shareholders	December 31, 2018

Invesco V.I. Growth and Income Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The Fund’s Form N-Q (or any successor Form) filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q (or any successor Form), have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/ proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Invesco Distributors, Inc. VK-VIGRI-AR-1 02152019 1212

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2018, Series I shares of Invesco V.I. Growth and Income Fund (the Fund) underperformed the Russell 1000 Value Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/17 to 12/31/18, excluding variable product issuer charges.

If variable product issuer charges were included, returns would be lower.

Series I Shares	-13.38%
Series II Shares	-13.59
S&P 500 Index▼ (Broad Market Index)	-4.38
Russell 1000 Value Index∎ (Style-Specific Index)	-8.27
Lipper VUF Large-Cap Value Funds Index♦ (Peer Group Index)	-9.47
Source(s): ▼FactSet Research Systems Inc.; ∎RIMES Technologies Corp.; ◆Lipper Inc.

Market conditions and your Fund

Calendar year 2018 proved to be an increasingly volatile time for US equities. In January 2018, US equity markets steadily moved higher, as investors remained enthused about the passage of the Tax Cuts and Jobs Act signed into law in late December 2017. However, in February 2018, volatility returned to the US stock and bond markets. Worries about how rising interest rates might affect economic growth, concerns about a potential trade war and heightened geopolitical tensions, caused the US stock markets to pull back and volatility to increase.

US equity markets generally recovered in the second quarter of 2018 as strong US retail sales and low unemployment buoyed markets. Throughout the summer, US equities moved higher as corporate profits surged. Several US equity indexes reached new highs despite potential headwinds including trade tensions, tariff announcements and contagion concerns over a Turkish currency crisis. After a relatively quiet summer, market volatility noticeably rose in October, as US equity markets suffered a sharp sell-off through year-end, amid rising interest rates and concerns that higher inflation could mean a more restrictive monetary policy. In this environment, there was a flight to safety, as investors fled to defensive areas of the equities markets, like health care and utilities, and US Treasuries.

Given signs of a strong economy, the US Federal Reserve raised interest rates four times during the year: in March, June, September and December 2018. Following December’s Federal Reserve meeting, Chairman Jerome Powell raised interest rates for the fourth time in 2018 by 25 basis points to a targeted range of 2.25% to 2.50%, and lowered guidance from three to two rate hikes in 2019, signaling a slightly more dovish stance than expected.1 In contrast, the European Central Bank and central banks in several other countries maintained extraordinarily accommodative monetary policies.

During the year, nine of the 11 sectors within the Russell 1000 Value Index posted negative returns. The industrials and energy sectors were the weakest-performing sectors, posting double-digit losses, while health care and utilities were the only sectors with positive returns.

Stock selection in the industrials sector

was a large contributor to the Fund’s performance relative to its style-specific benchmark for the year. CSX Corporation, a rail-based transportation services firm, was one of the top contributors within the sector. The company reported strong earnings and revenues in July 2018 as it benefited from improved profit margins and a lower tax rate. Lack of exposure to General Electric was also a large contributor to the Fund’s relative performance, as the stock performed poorly for the year.

  Stock selection in the materials sector also contributed to the Fund’s performance relative to its style-specific benchmark for the year. Notably, The Mosaic Company, a potash and phosphate supplier, was a contributor. An upbeat earnings outlook, healthy prospects from the Vale Fertilizantes (not a Fund holding) buyout, along with strong demand and pricing fundamentals for crop nutrients contributed to the company’s strong performance.

  Stock selection in information technology (IT) also boosted the Fund’s performance versus the style-specific benchmark for the year. Within IT, QUALCOMM and Oracle were key contributors. During the third quarter, QUALCOMM reported better-than-expected earnings and announced a share repurchase plan totaling $30 billion after the company terminated its plan to purchase NXP Semiconductors (not a Fund holding).

  During the year, a large driver of the Fund’s underperformance relative to the style-specific benchmark was stock selection within the financials sector – notably within banks and capital markets. Financials were negatively impacted by the flattening yield curve and subsequent concerns over a recession due to a slowing economy. Within the sector, Citigroup, Morgan Stanley and State

Portfolio Composition
By sector	% of total net assets

Financials	29.1%
Health Care	16.7
Energy	12.9
Information Technology	10.3
Consumer Discretionary	7.7
Industrials	6.2
Consumer Staples	5.3
Communication Services	3.2
Materials	2.6
Utilities	1.2
Money Market Funds
Plus Other Assets Less Liabilities	4.8

Top 10 Equity Holdings*
% of total net assets

1. Citigroup Inc.	3.9%
2. Bank of America Corp.	3.6
3. Johnson & Johnson	3.0
4. JPMorgan Chase & Co.	3.0
5. American International Group, Inc.	2.7
6. General Motors Co.	2.4
7. CVS Health Corp.	2.4
8. Carnival Corp.	2.3
9. Intel Corp.	2.3
10. Morgan Stanley	2.2

Total Net Assets	$1.3 billion

Total Number of Holdings*	65

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of December 31, 2018.

Invesco V.I. Growth and Income Fund

Street were key detractors. At the close of the year, we still believed that large banks and capital markets were attractively valued, had strong balance sheets and the potential for future growth as they continued to return high levels of capital to shareholders in the form of stock buybacks and dividends.

  Stock selection in and an overweight allocation to the energy sector also dampened the Fund’s performance relative to its style-specific benchmark for the year. Oil prices declined sharply during the fourth quarter, falling from roughly $75 per barrel in early October to the mid $40s per barrel in late December.2 In our view, oil prices fell as a result of increased production from Saudi Arabia and President Trump providing waivers on Iran sanctions, which allowed select countries to import oil and increased US production. As energy stocks fell in tandem during the year, a number of the Fund’s largest individual detractors came from the sector including Devon Energy, Canadian Natural Resources, Apache and TechnipFMC.

  The Fund’s material underweight exposure, relative to the style-specific benchmark, in more defensive areas, such as the communication services, consumer staples and utilities sectors also detracted from its relative returns for the year. At the close of the year, we maintained underweight exposure in these sectors, as we believed valuations and fundamentals were unattractive.

  We used currency forward contracts during the year for the purpose of hedging currency exposure of non-US-based companies held in the Fund. Derivatives were used solely for the purpose of hedging and not for speculative purposes or leverage. The use of currency forward contracts had a positive impact on the Fund’s performance relative to the Russell 1000 Value Index for the year.

  At the end of the year, the Fund’s largest overweight exposures relative to the style-specific benchmark were in the financials and energy sectors, while the largest underweight exposures were in the real estate and utilities sectors.

  Thank you for your investment in Invesco V.I. Growth and Income Fund and for sharing our long-term investment horizon.

1	Source: US Federal Reserve
2	Source: Bloomberg

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Thomas Bastian Chartered Financial Analyst, Portfolio Manager, is lead manager of Invesco V.I. Growth and Income
Fund. He joined Invesco in 2010. Mr. Bastian earned a BA in accounting from St. John’s University and an MBA in finance from the University of Michigan.

Brian Jurkash Portfolio Manager, is lead manager of Invesco V.I. Growth and Income Fund. He joined Invesco in 2000.
Mr. Jurkash earned a BBA degree in finance from Stephen F. Austin State University and an MBA in finance from the University of Houston.

Matthew Titus Chartered Financial Analyst, Portfolio Manager, is lead manager of Invesco V.I. Growth and Income
Fund. He joined Invesco in 2016. Mr. Titus earned a bachelor’s degree in accounting and economics from Luther College in Decorah, Iowa, and an MBA from Ohio State University.

Sergio Marcheli Portfolio Manager, is manager of Invesco V.I. Growth and Income Fund. He joined Invesco in 2010. Mr. Marcheli earned a BBA from the University of Houston and an MBA from the University of St. Thomas.

Invesco V.I. Growth and Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/08

1	Source: FactSet Research Systems Inc.
2	Source: RIMES Technologies Corp.
3	Source: Lipper Inc.

Past performance cannot guarantee

comparable future results.

Average Annual Total Returns
As of 12/31/18

Series I Shares
Inception (12/23/96)	8.14%
10 Years	10.32
5 Years	4.85
1 Year	-13.38

Series II Shares
Inception (9/18/00)	5.84%
10 Years	10.05
5 Years	4.58
1 Year	-13.59

Effective June 1, 2010, Class I and Class II shares of the predecessor fund, Van Kampen Life Investment Trust Growth and Income Portfolio, advised by Van Kampen Asset Management were reorganized into Series I and Series II shares, respectively, of Invesco Van Kampen V.I. Growth and Income Fund (renamed Invesco V.I. Growth and Income Fund on April 29, 2013). Returns shown above, prior to June 1, 2010, for Series I and Series II shares are blended returns of the predecessor fund and Invesco V.I. Growth and Income Fund. Share class returns will differ from the predecessor fund because of different expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures in the table and chart do not reflect deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.76% and 1.01%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. Growth and Income Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Growth and Income Fund

Invesco V.I. Growth and Income Fund’s investment objective is to seek long-term growth of capital and income.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2018, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.

Principal risks of investing in the Fund

Convertible securities risk. The market values of convertible securities are affected by market interest rates, the risk of actual issuer default on interest or principal payments and the value of the underlying common stock into which the convertible security may be converted. Additionally, a convertible security is subject to the same types of market and issuer risks as apply to the underlying common stock. In addition, certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of certain triggering events, and, as a result, are subject to an increased risk of loss. Convertible securities may be rated below investment grade.

Depositary receipts risk. Investing in depositary receipts involves the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.

Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Derivatives strategies may not always be successful. For example, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.

Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.

Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.

REIT risk/real estate risk. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Shares of real estate related companies, which tend to be small- and mid-cap companies, may be more volatile and less liquid.

Sector focus risk. The Fund may from time to time invest a significant amount of its assets (i.e. over 25%) in one market sector or group of related industries. In this event, the Fund’s performance will depend to a greater extent on the overall condition of the sector or group of industries and there is increased risk that the Fund will lose significant value if conditions adversely affect that sector or group of industries.

Small- and mid-capitalization companies risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.

Value investing style risk. A value investing style subjects the Fund to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market.

Invesco V.I. Growth and Income Fund

About indexes used in this report

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

  The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

  The Lipper VUF Large-Cap Value Funds Index is an unmanaged index considered representative of large-cap value variable insurance underlying funds tracked by Lipper.

  The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

  A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

  Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Invesco V.I. Growth and Income Fund

Schedule of Investments(a)

December 31, 2018

	Shares	Value
Common Stocks–95.16%
Aerospace & Defense–1.99%
General Dynamics Corp.	158,295	$24,885,557

Apparel, Accessories & Luxury Goods–0.77%
Capri Holdings Ltd.(b)	254,034	9,632,969

Asset Management & Custody Banks–1.99%
Northern Trust Corp.	94,816	7,925,669
State Street Corp.	268,665	16,944,702
		24,870,371

Automobile Manufacturers–2.42%
General Motors Co.	906,263	30,314,497

Biotechnology–0.81%
Celgene Corp.(b)	158,624	10,166,212

Broadcasting–0.69%
CBS Corp.–Class B	197,124	8,618,261

Building Products–1.70%
Johnson Controls International PLC	716,942	21,257,330

Cable & Satellite–2.48%
Charter Communications, Inc.–Class A(b)	64,601	18,409,347
Comcast Corp.–Class A	372,260	12,675,453
		31,084,800

Communications Equipment–2.88%
Cisco Systems, Inc.	588,893	25,516,734
Juniper Networks, Inc.	392,198	10,554,048
		36,070,782

Diversified Banks–12.46%
Bank of America Corp.	1,802,192	44,406,011
Citigroup Inc.	941,016	48,989,293
JPMorgan Chase & Co.	381,992	37,290,059
Wells Fargo & Co.	547,779	25,241,656
		155,927,019

Diversified Chemicals–0.36%
DowDuPont Inc.	83,419	4,461,248

Diversified Metals & Mining–0.63%
BHP Group Ltd. (Australia)	324,457	7,822,624

Electric Utilities–1.20%
Duke Energy Corp.	103,343	8,918,501
FirstEnergy Corp.	161,508	6,064,625
		14,983,126

Fertilizers & Agricultural Chemicals–1.60%
Mosaic Co. (The)	388,019	11,334,035
Nutrien Ltd. (Canada)	185,307	8,709,429
		20,043,464

	Shares	Value
Food Distributors–1.35%
US Foods Holding Corp.(b)	532,695	$16,854,470

Health Care Distributors–1.23%
McKesson Corp.	139,325	15,391,233

Health Care Equipment–2.49%
Medtronic PLC	158,087	14,379,594
Zimmer Biomet Holdings, Inc.	161,579	16,758,974
		31,138,568

Health Care Services–2.39%
CVS Health Corp.	455,823	29,865,523

Home Improvement Retail–0.89%
Kingfisher PLC (United Kingdom)	4,204,766	11,120,742

Hotels, Resorts & Cruise Lines–2.33%
Carnival Corp.	591,834	29,177,416

Industrial Machinery–1.37%
Ingersoll-Rand PLC	188,239	17,173,044

Insurance Brokers–2.73%
Aon PLC	84,615	12,299,636
Willis Towers Watson PLC	144,022	21,871,181
		34,170,817

Integrated Oil & Gas–5.53%
BP PLC (United Kingdom)	3,156,445	19,915,347
Occidental Petroleum Corp.	376,658	23,119,268
Royal Dutch Shell PLC–Class A (United Kingdom)	893,764	26,232,427
		69,267,042

Internet & Direct Marketing Retail–1.26%
eBay Inc.(b)	563,941	15,829,824

Investment Banking & Brokerage–3.08%
Goldman Sachs Group, Inc. (The)	62,878	10,503,770
Morgan Stanley	706,810	28,025,017
		38,528,787

IT Consulting & Other Services–1.19%
Cognizant Technology Solutions Corp.–Class A	235,476	14,948,017

Managed Health Care–0.98%
Anthem, Inc.	46,753	12,278,741

Multi-Line Insurance–2.74%
American International Group, Inc.	870,251	34,296,592

Oil & Gas Equipment & Services–1.95%
Schlumberger Ltd.	289,702	10,452,448
TechnipFMC PLC (United Kingdom)	712,077	13,942,468
		24,394,916

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Growth and Income Fund

	Shares	Value
Oil & Gas Exploration & Production–5.38%
Anadarko Petroleum Corp.	338,550	$14,842,032
Apache Corp.	336,228	8,825,985
Canadian Natural Resources Ltd. (Canada)	500,052	12,065,421
Devon Energy Corp.	761,307	17,159,860
Marathon Oil Corp.	1,011,089	14,499,016
		67,392,314

Other Diversified Financial Services–1.42%
AXA Equitable Holdings, Inc.	430,553	7,160,096
Voya Financial, Inc.	265,683	10,664,516
		17,824,612

Packaged Foods & Meats–1.99%
Mondelez International, Inc.–Class A	621,547	24,880,527

Pharmaceuticals–8.86%
Bristol-Myers Squibb Co.	268,725	13,968,325
Johnson & Johnson	290,632	37,506,060
Merck & Co., Inc.	268,440	20,511,500
Novartis AG (Switzerland)	286,125	24,506,143
Sanofi (France)	166,410	14,380,992
		110,873,020

Railroads–1.11%
CSX Corp.	223,747	13,901,401

Regional Banks–4.70%
Citizens Financial Group, Inc.	765,576	22,760,575
Fifth Third Bancorp	562,916	13,245,413
First Horizon National Corp.	507,115	6,673,633
PNC Financial Services Group, Inc. (The)	138,090	16,144,102
		58,823,723

	Shares	Value
Semiconductors–4.17%
Intel Corp.	620,618	$29,125,603
QUALCOMM Inc.	404,689	23,030,851
		52,156,454

Systems Software–2.05%
Oracle Corp.	569,109	25,695,271

Tobacco–1.99%
Philip Morris International Inc.	373,174	24,913,095
Total Common Stocks (Cost $1,169,320,405)		1,191,034,409

Money Market Funds–2.60%
Invesco Government & Agency Portfolio–Institutional Class, 2.30%(c)	11,376,269	11,376,269
Invesco Liquid Assets Portfolio–Institutional Class, 2.48%(c)	8,124,168	8,124,980
Invesco Treasury Portfolio–Institutional Class, 2.30%(c)	13,001,450	13,001,450
Total Money Market Funds (Cost $32,503,333)		32,502,699
TOTAL INVESTMENTS IN SECURITIES–97.76% (Cost $1,201,823,738)		1,223,537,108
OTHER ASSETS LESS LIABILITIES–2.24%		28,028,746
NET ASSETS–100.00%		$1,251,565,854

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of December 31, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Growth and Income Fund

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Unrealized Appreciation (Depreciation)
		Deliver		Receive
02/01/2019	Bank of New York Mellon (The)	AUD	4,714,851	USD	3,390,308	$67,433
02/01/2019	Bank of New York Mellon (The)	CAD	6,197,778	USD	4,615,391	72,100
02/01/2019	State Street Bank and Trust Co.	AUD	4,714,761	USD	3,390,974	68,162
02/01/2019	State Street Bank and Trust Co.	CAD	6,197,814	USD	4,614,765	71,447
02/01/2019	State Street Bank and Trust Co.	USD	40,827	GBP	32,184	254
Subtotal — Appreciation						279,396
02/01/2019	Bank of New York Mellon (The)	CHF	9,083,709	USD	9,203,819	(62,116)
02/01/2019	Bank of New York Mellon (The)	EUR	4,755,790	USD	5,451,277	(10,849)
02/01/2019	Bank of New York Mellon (The)	GBP	16,974,154	USD	21,529,338	(136,981)
02/01/2019	State Street Bank and Trust Co.	CHF	9,083,798	USD	9,201,578	(64,448)
02/01/2019	State Street Bank and Trust Co.	EUR	4,755,790	USD	5,452,014	(10,112)
02/01/2019	State Street Bank and Trust Co.	GBP	16,974,130	USD	21,533,721	(132,567)
02/01/2019	State Street Bank and Trust Co.	USD	1,065,357	AUD	1,491,771	(14,005)
02/01/2019	State Street Bank and Trust Co.	USD	14,386	CAD	19,305	(234)
Subtotal — Depreciation						(431,312)
Total Forward Foreign Currency Contracts — Currency Risk						$(151,916)

Abbreviations:

AUD	– Australian Dollar
CAD	– Canadian Dollar
CHF	– Swiss Franc
EUR	– Euro
GBP	– British Pound Sterling
USD	– U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Growth and Income Fund

Statement of Assets and Liabilities

December 31, 2018

Statement of Operations

For the year ended December 31, 2018

Assets:
Investments in securities, at value (Cost $1,169,320,405)	$1,191,034,409
Investments in affiliated money market funds, at value (Cost $32,503,333)	32,502,699
Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	279,396
Cash	300,595
Foreign currencies, at value (Cost $690,585)	693,580
Receivable for:
Fund shares sold	26,686,233
Dividends	2,690,702
Investment for trustee deferred compensation and retirement plans	189,431
Total assets	1,254,377,045

Liabilities:
Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	431,312
Payable for:
Investments purchased	224,849
Fund shares reacquired	526,825
Accrued fees to affiliates	1,356,465
Accrued trustees’ and officers’ fees and benefits	8,113
Accrued other operating expenses	48,510
Trustee deferred compensation and retirement plans	215,117
Total liabilities	2,811,191
Net assets applicable to shares outstanding	$1,251,565,854

Net assets consist of:
Shares of beneficial interest	$1,043,235,513
Distributable earnings	208,330,341
$1,251,565,854

Net Assets:
Series I	$166,305,674
Series II	$1,085,260,180

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	9,497,126
Series II	62,090,110
Series I:
Net asset value per share	$17.51
Series II:
Net asset value per share	$17.48

Investment income:
Dividends (net of foreign withholding taxes of $682,634)	$41,939,357
Dividends from affiliated money market funds	853,254
Total investment income	42,792,611

Expenses:
Advisory fees	10,183,763
Administrative services fees	3,096,869
Custodian fees	48,453
Distribution fees — Series II	4,054,543
Transfer agent fees	23,288
Trustees’ and officers’ fees and benefits	46,187
Reports to shareholders	7,833
Professional services fees	51,570
Other	20,258
Total expenses	17,532,764
Less: Fees waived	(57,671)
Net expenses	17,475,093
Net investment income	25,317,518

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains from securities sold to affiliates of $130,328)	161,006,484
Foreign currencies	(489,184)
Forward foreign currency contracts	7,099,465
167,616,765
Change in net unrealized appreciation (depreciation) of:
Investment securities	(400,331,474)
Foreign currencies	(20,099)
Forward foreign currency contracts	2,612,089
(397,739,484)
Net realized and unrealized gain (loss)	(230,122,719)
Net increase (decrease) in net assets resulting from operations	$(204,805,201)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Growth and Income Fund

Statement of Changes in Net Assets

For the years ended December 31, 2018 and 2017

	2018	2017
Operations:
Net investment income	$25,317,518	$33,140,004
Net realized gain	167,616,765	170,194,828
Change in net unrealized appreciation (depreciation)	(397,739,484)	57,350,489
Net increase (decrease) in net assets resulting from operations	(204,805,201)	260,685,321

Distributions to shareholders from distributable earnings(1):
Series I	(20,657,576)	(10,115,304)
Series II	(184,183,100)	(98,273,704)
Total distributions from distributable earnings	(204,840,676)	(108,389,008)

Share transactions–net:
Series I	25,029,084	5,625,071
Series II	(374,156,431)	(153,738,313)
Net increase (decrease) in net assets resulting from share transactions	(349,127,347)	(148,113,242)
Net increase (decrease) in net assets	(758,773,224)	4,183,071

Net assets:
Beginning of year	2,010,339,078	2,006,156,007
End of year	$1,251,565,854	$2,010,339,078

(1)

For the year ended December 31, 2017, distributions to shareholders from distributable earnings consisted of distributions from net investment income and distributions from net realized gains. The Securities and Exchange Commission eliminated the requirement to disclose the distribution components separately. For the year ended December 31, 2017, distributions from net investment income were $2,699,090 and $23,299,802 and distributions from net realized gains were $7,416,214 and $74,973,902 for Series I and Series II, respectively.

Notes to Financial Statements

December 31, 2018

NOTE 1—Significant Accounting Policies

Invesco V.I. Growth and Income Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is to seek long-term growth of capital and income.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect

Invesco V.I. Growth and Income Fund

appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain

Invesco V.I. Growth and Income Fund

tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.60%
Over $500 million	0.55%

For the year ended December 31, 2018, the effective advisory fees incurred by the Fund was 0.56%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, formerly Invesco PowerShares Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Invesco V.I. Growth and Income Fund

The Adviser has contractually agreed, through at least April 30, 2020, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 0.78% and Series II shares to 1.03% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2020, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2018, the Adviser waived advisory fees of $57,671.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2018, Invesco was paid $389,798 for accounting and fund administrative services and was reimbursed $2,707,071 for fees paid to insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2018, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the year ended December 31, 2018, the Fund incurred $26,323 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Invesco V.I. Growth and Income Fund

The following is a summary of the tiered valuation input levels, as of December 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks	$1,105,999,500	$85,034,909	$—	$1,191,034,409
Money Market Funds	32,502,699	—	—	32,502,699
Total Investments in Securities	1,138,502,199	85,034,909	—	1,223,537,108

Other Investments — Assets*
Forward Foreign Currency Contracts	—	279,396	—	279,396

Other Investments — Liabilities*
Forward Foreign Currency Contracts	—	(431,312)	—	(431,312)
Total Other Investments	—	(151,916)	—	(151,916)
Total Investments	$1,138,502,199	$84,882,993	$—	$1,223,385,192

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2018:

Value
Derivative Assets	Currency Risk
Unrealized appreciation on forward foreign currency contracts outstanding	$279,396
Derivatives not subject to master netting agreements	—
Total Derivative Assets subject to master netting agreements	$279,396

Value
Derivative Liabilities	Currency Risk
Unrealized depreciation on forward foreign currency contracts outstanding	$(431,312)
Derivatives not subject to master netting agreements	—
Total Derivative Liabilities subject to master netting agreements	$(431,312)

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of December 31, 2018.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Bank of New York Mellon (The)	$139,533	$(209,946)	$(70,413)	$—	$—	$(70,413)
State Street Bank and Trust Co.	139,863	(221,366)	(81,503)	—	—	(81,503)
Total	$279,396	$(431,312)	$(151,916)	$—	$—	$(151,916)

Invesco V.I. Growth and Income Fund

Effect of Derivative Investments for the year ended December 31, 2018

The table below summarizes the gains on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on Statement of Operations
Currency Risk
Realized Gain:
Forward foreign currency contracts	$7,099,465
Change in Net Unrealized Appreciation:
Forward foreign currency contracts	2,612,089
Total	$9,711,554

The table below summarizes the average notional value of forward foreign currency contracts outstanding during the period.

Forward Foreign Currency Contracts
Average notional value	$167,396,462

NOTE 5—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2018, the Fund engaged in securities purchases of $156,746 and securities sales of $648,861, which resulted in net realized gains of $130,328.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2018 and 2017:

	2018	2017
Ordinary income	$38,083,181	$33,469,069
Long-term capital gain	166,757,495	74,919,939
Total distributions	$204,840,676	$108,389,008

Tax Components of Net Assets at Period-End:

2018
Undistributed ordinary income	$24,894,436
Undistributed long-term gain	164,139,762
Net unrealized appreciation — investments	19,503,265
Net unrealized appreciation (depreciation) — foreign currencies	(3,071)
Temporary book/tax differences	(204,051)
Shares of beneficial interest	1,043,235,513
Total net assets	$1,251,565,854

Invesco V.I. Growth and Income Fund

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to forward foreign currency contracts and wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2018.

NOTE 9—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2018 was $548,323,530 and $1,064,072,038, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$155,397,280
Aggregate unrealized (depreciation) of investments	(135,894,015)
Net unrealized appreciation of investments	$19,503,265

Cost of investments for tax purposes is $1,203,881,927.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, on December 31, 2018, undistributed net investment income was decreased by $406,578 and undistributed net realized gain was increased by $406,578. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 11—Share Information

	Summary of Share Activity
	Years ended December 31,
	2018(a)		2017
	Shares	Amount	Shares	Amount
Sold:
Series I	1,599,024	$33,449,701	1,248,121	$26,984,341
Series II	4,823,927	100,263,745	1,126,956	24,398,016

Issued as reinvestment of dividends:
Series I	978,568	20,657,576	472,016	10,115,304
Series II	8,737,339	184,183,100	4,592,229	98,273,704

Reacquired:
Series I	(1,330,437)	(29,078,193)	(1,454,161)	(31,474,574)
Series II	(31,937,812)	(658,603,276)	(12,689,269)	(276,410,033)
Net increase (decrease) in share activity	(17,129,391)	$(349,127,347)	(6,704,108)	$(148,113,242)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 72% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Growth and Income Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Series I
Year ended 12/31/18	$22.70	$0.36		$(2.95)	$(2.59)	$(0.47)	$(2.13)	$(2.60)	$17.51	(13.38)%	$166,306	0.75	%(d)	0.75	%(d)	1.63	%(d)	32%
Year ended 12/31/17	21.05	0.41	(e)	2.52	2.93	(0.34)	(0.94)	(1.28)	22.70	14.32	187,254	0.76		0.76		1.90	(e)	17
Year ended 12/31/16	19.60	0.33		3.29	3.62	(0.23)	(1.94)	(2.17)	21.05	19.69	168,082	0.77		0.79		1.69		28
Year ended 12/31/15	25.15	0.33		(1.30)	(0.97)	(0.74)	(3.84)	(4.58)	19.60	(3.06)	149,066	0.78		0.84		1.41		22
Year ended 12/31/14	26.29	0.59	(f)	2.02	2.61	(0.50)	(3.25)	(3.75)	25.15	10.28	161,866	0.78		0.83		2.22	(f)	31
Series II
Year ended 12/31/18	22.66	0.30		(2.95)	(2.65)	(0.40)	(2.13)	(2.53)	17.48	(13.59)	1,085,260	1.00	(d)	1.00	(d)	1.38	(d)	32
Year ended 12/31/17	21.02	0.36	(e)	2.51	2.87	(0.29)	(0.94)	(1.23)	22.66	14.04	1,823,085	1.01		1.01		1.65	(e)	17
Year ended 12/31/16	19.58	0.28		3.28	3.56	(0.18)	(1.94)	(2.12)	21.02	19.37	1,838,074	1.02		1.04		1.44		28
Year ended 12/31/15	25.09	0.27		(1.29)	(1.02)	(0.65)	(3.84)	(4.49)	19.58	(3.26)	1,435,111	1.03		1.09		1.16		22
Year ended 12/31/14	26.23	0.52	(f)	2.01	2.53	(0.42)	(3.25)	(3.67)	25.09	9.96	1,828,854	1.03		1.08		1.97	(f)	31

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $184,322 and $1,621,817 for Series I and Series II shares, respectively.
(e)

Net investment income per share and the ratio of net investment income to average net assets include significant dividends received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.30 and 1.42%, and $0.25 and 1.17%, for Series I and Series II, respectively.

(f)

Net investment income per share and the ratio of net investment income to average net assets include significant dividends received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.35 and 1.29%, and $0.28 and 1.04%, for Series I and Series II, respectively.

Invesco V.I. Growth and Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

and Shareholders of Invesco V.I. Growth and Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. Growth and Income Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

February 14, 2019

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. Growth and Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2018 through December 31, 2018.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (07/01/18)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/18)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/18)	Expenses Paid During Period[2]
Series I	$1,000.00	$878.60	$3.55	$1,021.42	$3.82	0.75%
Series II	1,000.00	877.70	4.73	1,020.16	5.09	1.00

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2018 through December 31, 2018, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Growth and Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2018:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$166,757,495
Corporate Dividends Received Deduction*	100.00%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Growth and Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

Invesco V.I. Growth and Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesse Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	1998	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	158	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None
Christopher L. Wilson — 1957 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	ISO New England, Inc. (non-profit organization managing regional electricity market)

Invesco V.I. Growth and Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor — 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC; Secretary and Vice President, Jemstep, Inc.

Formerly: Head of Legal, Worldwide Institutional; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

Invesco V.I. Growth and Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. Growth and Income Fund

Annual Report to Shareholders	December 31, 2018

Invesco V.I. Health Care Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The Fund’s Form N-Q (or any successor Form) filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q (or any successor Form), have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Invesco Distributors, Inc.	I-VIGHC-AR-1	02152019 1146

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2018, Series I shares of Invesco V.I. Health Care Fund (the Fund) underperformed the MSCI World Health Care Index, the Fund’s style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/17 to 12/31/18, excluding variable product issuer charges.

If variable product issuer charges were included, returns would be lower.

Series I Shares	0.90%
Series II Shares	0.62
MSCI World Index▼ (Broad Market Index)	-8.71
MSCI World Health Care Index▼ (Style-Specific Index)	2.51
Lipper VUF Health/Biotechnology Funds Classification Average∎ (Peer Group)	1.45
Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

Calendar year 2018 proved to be an increasingly volatile time for US equities. In January 2018, US equity markets steadily moved higher, as investors remained enthused about the passage of the Tax Cuts and Jobs Act signed into law in late December 2017. However, in February 2018, volatility returned to the US stock and bond markets. Worries about how rising interest rates might affect economic growth, concerns about a potential trade war and heightened geopolitical tensions caused the US stock markets to pull back and volatility to increase.

    US equity markets generally recovered in the second quarter of 2018 as strong US retail sales and low unemployment buoyed markets. Throughout the summer, US equities moved higher as corporate profits surged. Several US equity indexes reached new highs despite potential headwinds including trade tensions, tariff announcements and contagion concerns over a Turkish currency crisis. After a relatively quiet summer, market volatility noticeably rose in October, as US equity markets suffered a sharp sell-off through year-end, amid rising interest rates and concerns that higher inflation could mean a more restrictive monetary policy. In this environment, there was a flight to safety, as investors fled to defensive areas of the equities markets, like health care and utilities, and US Treasuries.

    Given signs of a strong economy, the US Federal Reserve raised interest rates four times during the year: in March, June, September and December 2018. Following December’s Federal Reserve meeting, Chairman Jerome Powell raised interest rates for the fourth time in 2018 by 25 basis points to a targeted range of 2.25% to 2.50%, and lowered guidance from three to two rate hikes in 2019, signaling a slightly more dovish stance than expected.1 In contrast, the European Central Bank and central banks in several other countries maintained extraordinarily accommodative monetary policies.

    Health care equipment company Dentsply Sirona was the main driver of the Fund’s underperformance relative to the style-specific benchmark during the year, as dental industry trends failed to improve despite a better economy. The company’s management did not execute on plan and its new distribution partner’s impact on the business was minimal. We sold our position in Dentsply Sirona before the close of the year.

    Stock selection in the pharmaceuticals industry also detracted from the Fund’s performance versus the style-specific benchmark for the year. The Fund held an underweight position in Pfizer, which rallied during the year as macroeconomic concerns, resulting from the global trade wars and the decline of FAANG (Facebook, Apple, Amazon, Netflix and Alphabet’s Google) stocks (not Fund holdings), weighed on the market and investors sought safe haven assets. However, performance in this sector was somewhat offset by the positive contribution from the Fund’s underweight positioning.

    During the year, the Fund’s overweight exposure to the managed health care industry contributed to its performance relative to the style-specific benchmark. In particular, health insurance company, Humana and health financial services company, HealthEquity benefited from tax reform, rising interest rates and a stabilizing market environment.

    The Fund’s stock selection in the health care technology industry also aided the Fund’s performance versus the style-specific benchmark for the year. Specifically, HMS Holdings increased guidance on increased momentum in its business, as well as margin improvement.

    The Fund’s cash position, while less than 3% on average during the year, also added to the Fund’s relative and absolute performance in the volatile equity market environment.

    During the year, we took profits from holdings in the biotechnology industry, in particular in small- and mid-cap stocks, and increased the Fund’s weightings to the pharmaceuticals and medical devices

Portfolio Composition
By country	% of total net assets

United States	76.9%
Switzerland	6.4
United Kingdom	3.9
France	3.0
Denmark	2.3
Countries each less than 2.0% of portfolio	5.4
Money Market Funds Plus Other Assets Less Liabilities	2.1

Top 10 Equity Holdings*
% of total net assets

1. UnitedHealth Group Inc.	4.9%
2. Novartis AG-ADR	4.7
3. Johnson & Johnson	4.3
4. Medtronic PLC	4.2
5. Thermo Fisher Scientific, Inc.	4.2
6. AstraZeneca PLC	3.6
7. Merck & Co., Inc.	3.4
8. Eli Lilly and Co.	2.9
9. Sanofi-ADR	2.7
10. Zimmer Biomet Holdings, Inc.	2.7

Total Net Assets	$189.7 million

Total Number of Holdings*	69

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of December 31, 2018.

Invesco V.I. Health Care Fund

industries. At the close of the year, the Fund’s largest overweight exposures relative to its style-specific benchmark were in biotechnology and managed health care holdings where, in our opinion, valuations were attractive, growth was robust and pipelines were strong.

    We continue to believe research and development productivity within health care remains robust, as information technology increasingly intersects with new medical technologies and a receptive regulatory environment to shepherd new treatments to market. Therefore, we continue to emphasize and search for new investment opportunities in the biotechnology and pharmaceuticals industries, and in areas like life sciences tools and services, and medical devices.

    As always, thank you for your continued investment in Invesco V.I. Health Care Fund.

1	Source: US Federal Reserve

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Henry Wu Portfolio Manager, is manager of Invesco V.I. Health Care Fund. He joined Invesco in 2014. Mr. Wu earned a BS degree, with honors, in biological sciences and an MS degree in engineering-economic systems and operations research from Stanford University. He also earned an MBA from Harvard University.

Invesco V.I. Health Care Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/08

1	Source: Lipper Inc.
2	Source: RIMES Technologies Corp.

Past performance cannot guarantee

comparable future results.

Average Annual Total Returns
As of 12/31/18

Series I Shares
Inception (5/21/97)	8.12%
10 Years	11.74
5 Years	5.02
1 Year	0.90

Series II Shares
Inception (4/30/04)	7.16%
10 Years	11.45
5 Years	4.75
1 Year	0.62

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures in the table and chart do not reflect deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.01% and 1.26%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. Health Care Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly.

Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Health Care Fund

Invesco V.I. Health Care Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2018, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.

Principal risks of investing in the Fund

Convertible securities risk. The market values of convertible securities are affected by market interest rates, the risk of actual issuer default on interest or principal payments and the value of the underlying common stock into which the convertible security may be converted. Additionally, a convertible security is subject to the same types of market and issuer risks as apply to the underlying common stock. In addition, certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of certain triggering events, and, as a result, are subject to an increased risk of loss. Convertible securities may be rated below investment grade.

    Depositary receipts risk. Investing in depositary receipts involves the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.

    Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Derivatives strategies may not always be successful. For example, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

    Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.

    Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.

    Health care sector risk. The Fund will concentrate its investments in the securities of domestic and foreign issuers in the health care sector. The health care sector is subject to significant government regulations, increases or decreases in the cost of medical products and services, and competitive forces that could negatively impact a health care company’s profitability. The health care sector may also be affected by government health care programs.

    Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.

    Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.

    Preferred securities risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.

Invesco V.I. Health Care Fund

    Small- and mid-capitalization companies risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.

About indexes used in this report

The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

    The MSCI World Health Care Index is an unmanaged index considered representative of health care stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

    The Lipper VUF Health/Biotechnology Funds Classification Average represents an average of all variable insurance underlying funds in the Lipper Health/Biotechnology Funds classification.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

    The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

    Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Invesco V.I. Health Care Fund

Schedule of Investments(a)

December 31, 2018

	Shares	Value
Common Stocks & Other Equity Interests–97.87%
Biotechnology–19.47%
ACADIA Pharmaceuticals Inc.(b)	51,746	$836,733
Alexion Pharmaceuticals, Inc.(b)	34,221	3,331,757
Amarin Corp. PLC–ADR (Ireland)(b)	60,664	825,637
Amicus Therapeutics, Inc.(b)	65,550	627,969
Array BioPharma Inc.(b)	118,453	1,687,955
Ascendis Pharma A/S–ADR (Denmark)(b)	15,659	981,036
Avrobio, Inc.(b)	15,465	257,492
BioCryst Pharmaceuticals, Inc.(b)	96,821	781,346
Biogen Inc.(b)	16,108	4,847,219
Biohaven Pharmaceutical Holding Co. Ltd.(b)	13,110	484,808
BioMarin Pharmaceutical Inc.(b)	42,447	3,614,362
bluebird bio, Inc.(b)	8,802	873,158
Celgene Corp.(b)	34,219	2,193,096
DBV Technologies S.A.–ADR (France)(b)	86,045	552,409
Exact Sciences Corp.(b)	34,628	2,185,027
Heron Therapeutics, Inc.(b)	31,133	807,590
Incyte Corp.(b)	33,236	2,113,477
KalVista Pharmaceuticals, Inc.(b)	22,496	444,296
Loxo Oncology, Inc.(b)	6,159	862,691
Neurocrine Biosciences, Inc.(b)	15,163	1,082,790
REGENXBIO Inc.(b)	14,958	627,488
Rocket Pharmaceuticals, Inc.(b)	64,393	954,304
Rubius Therapeutics, Inc.(b)	40,991	659,135
Sarepta Therapeutics, Inc.(b)	11,570	1,262,634
Vertex Pharmaceuticals Inc.(b)	24,333	4,032,222
		36,926,631

Drug Retail–0.41%
Raia Drogasil S.A. (Brazil)	52,760	777,974

Health Care Equipment–17.34%
Abbott Laboratories	67,261	4,864,988
Baxter International Inc.	32,641	2,148,431
Boston Scientific Corp.(b)	126,187	4,459,449
Edwards Lifesciences Corp.(b)	14,668	2,246,697
Koninklijke Philips N.V. (Netherlands)	82,593	2,910,830
Medtronic PLC	88,144	8,017,578
Wright Medical Group N.V.(b)	117,095	3,187,326
Zimmer Biomet Holdings, Inc.	48,736	5,054,898
		32,890,197

Health Care Facilities–1.63%
HCA Healthcare, Inc.	24,932	3,102,787

Health Care Services–3.11%
Cigna Corp.	16,951	3,219,334
CVS Health Corp.	40,803	2,673,413
		5,892,747

	Shares	Value
Health Care Supplies–0.75%
Align Technology, Inc.(b)	6,791	$1,422,239

Health Care Technology–1.05%
HMS Holdings Corp.(b)	32,082	902,467
Inspire Medical Systems, Inc.(b)	25,931	1,095,585
		1,998,052

Life Sciences Tools & Services–7.63%
Agilent Technologies, Inc.	16,723	1,128,133
Bio-Rad Laboratories, Inc.–Class A(b)	7,477	1,736,309
Eurofins Scientific S.E. (Luxembourg)	3,931	1,459,812
Illumina, Inc.(b)	7,505	2,250,975
Thermo Fisher Scientific, Inc.	35,303	7,900,458
		14,475,687

Managed Health Care–13.06%
Anthem, Inc.	16,753	4,399,840
Centene Corp.(b)	30,795	3,550,663
Hapvida Participacoes e Investimentos S.A. (Brazil)(c)	155,200	1,249,369
HealthEquity, Inc.(b)	11,488	685,259
Humana Inc.	15,133	4,335,302
Notre Dame Intermedica Participacoes S.A. (Brazil)(b)	155,383	1,172,415
UnitedHealth Group Inc.	37,625	9,373,140
		24,765,988

Pharmaceuticals–33.42%
Allergan PLC	11,065	1,478,948
AstraZeneca PLC–ADR (United Kingdom)	181,177	6,881,103
Bristol-Myers Squibb Co.	80,743	4,197,021
Elanco Animal Health Inc.(b)	29,865	941,644
Eli Lilly and Co.	47,039	5,443,353
Indivior PLC (United Kingdom)(b)	309,813	440,815
Jazz Pharmaceuticals PLC(b)	9,871	1,223,609
Johnson & Johnson	63,341	8,174,156
Merck & Co., Inc.	85,051	6,498,747
Nippon Shinyaku Co., Ltd. (Japan)	30,100	1,896,207
Novartis AG–ADR (Switzerland)	104,312	8,951,013
Novo Nordisk A/S–Class B (Denmark)	72,684	3,341,117
Odonate Therapeutics, Inc.(b)	42,502	598,428
Pfizer Inc.	92,726	4,047,490
Roche Holding AG (Switzerland)	13,062	3,229,896
Sanofi–ADR (France)	118,483	5,143,347
Zogenix, Inc.(b)	24,755	902,567
		63,389,461
Total Common Stocks & Other Equity Interests (Cost $162,509,502)		185,641,763

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Health Care Fund

	Shares	Value
Money Market Funds–2.25%
Invesco Government & Agency Portfolio– Institutional Class, 2.30%(d)	1,497,229	$1,497,229
Invesco Liquid Assets Portfolio–Institutional Class, 2.48%(d)	1,068,751	1,068,858
Invesco Treasury Portfolio–Institutional Class, 2.30%(d)	1,711,118	1,711,118
Total Money Market Funds (Cost $4,277,310)		4,277,205
TOTAL INVESTMENTS IN SECURITIES–100.12% (Cost $166,786,812)		189,918,968
OTHER ASSETS LESS LIABILITIES–(0.12)%		(235,940)
NET ASSETS–100.00%		$189,683,028

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at December 31, 2018 represented less than 1% of the Fund’s Net Assets.

(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of December 31, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Health Care Fund

Statement of Assets and Liabilities

December 31, 2018

Statement of Operations

For the year ended December 31, 2018

Assets:
Investments in securities, at value (Cost $162,509,502)	$185,641,763
Investments in affiliated money market funds, at value (Cost $4,277,310)	4,277,205
Foreign currencies, at value (Cost $7,112)	7,337
Receivable for:
Fund shares sold	40,275
Dividends	326,404
Investment for trustee deferred compensation and retirement plans	67,634
Total assets	190,360,618

Liabilities:
Payable for:
Amount due to custodian	285,546
Fund shares reacquired	129,093
Accrued fees to affiliates	123,724
Accrued trustees’ and officers’ fees and benefits	4,436
Accrued other operating expenses	58,124
Trustee deferred compensation and retirement plans	76,667
Total liabilities	677,590
Net assets applicable to shares outstanding	$189,683,028

Net assets consist of:
Shares of beneficial interest	$161,887,193
Distributable earnings	27,795,835
$189,683,028

Net Assets:
Series I	$129,376,908
Series II	$60,306,120

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	5,527,016
Series II	2,723,389
Series I:
Net asset value per share	$23.41
Series II:
Net asset value per share	$22.14

Investment income:
Dividends (net of foreign withholding taxes of $118,990)	$2,165,150
Dividends from affiliated money market funds	100,620
Total investment income	2,265,770

Expenses:
Advisory fees	1,541,974
Administrative services fees	358,246
Custodian fees	16,534
Distribution fees — Series II	161,375
Transfer agent fees	40,570
Trustees’ and officers’ fees and benefits	23,007
Reports to shareholders	10,367
Professional services fees	60,903
Other	6,724
Total expenses	2,219,700
Less: Fees waived	(6,505)
Net expenses	2,213,195
Net investment income	52,575

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities	6,014,057
Foreign currencies	9,872
6,023,929
Change in net unrealized appreciation (depreciation) of:
Investment securities	(4,173,067)
Foreign currencies	2,397
(4,170,670)
Net realized and unrealized gain	1,853,259
Net increase in net assets resulting from operations	$1,905,834

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Health Care Fund

Statement of Changes in Net Assets

For the years ended December 31, 2018 and 2017

	2018	2017
Operations:
Net investment income (loss)	$52,575	$(332,593)
Net realized gain	6,023,929	25,713,301
Change in net unrealized appreciation (depreciation)	(4,170,670)	6,965,617
Net increase in net assets resulting from operations	1,905,834	32,346,325

Distributions to shareholders from distributable earnings(1):
Series I	(18,007,655)	(8,071,335)
Series II	(8,604,944)	(3,762,716)
Total distributions from distributable earnings	(26,612,599)	(11,834,051)

Share transactions–net:
Series I	1,916,919	(15,342,320)
Series II	1,194,044	(8,488,857)
Net increase (decrease) in net assets resulting from share transactions	3,110,963	(23,831,177)
Net increase (decrease) in net assets	(21,595,802)	(3,318,903)

Net assets:
Beginning of year	211,278,830	214,597,733
End of year	$189,683,028	$211,278,830

(1)

For the year ended December 31, 2017, distributions to shareholders from distributable earnings consisted of distributions from net investment income and distributions from net realized gains. The Securities and Exchange Commission eliminated the requirement to disclose the distribution components separately. For the year ended December 31, 2017, distributions from net investment income were $542,045 and $59,680 and distributions from net realized gains were $7,529,290 and $3,703,036 for Series I and Series II shares, respectively.

Notes to Financial Statements

December 31, 2018

NOTE 1—Significant Accounting Policies

Invesco V.I. Health Care Fund (the “Fund”) , formerly Invesco V.I. Global Health Care Fund, is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for

Invesco V.I. Health Care Fund

unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain

Invesco V.I. Health Care Fund

tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.

Other Risks — The Fund’s performance is vulnerable to factors affecting the health care industry, including government regulation, obsolescence caused by scientific advances and technological innovations.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.75%
Next $250 million	0.74%
Next $500 million	0.73%
Next $1.5 billion	0.72%
Next $2.5 billion	0.71%
Next $2.5 billion	0.70%
Next $2.5 billion	0.69%
Over $10 billion	0.68%

Invesco V.I. Health Care Fund

For the year ended December 31, 2018, the effective advisory fees incurred by the Fund was 0.75%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, formerly Invesco PowerShares Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2019, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2019. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2020, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2018, the Adviser waived advisory fees of $6,505.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2018, Invesco was paid $50,000 for accounting and fund administrative services and was reimbursed $308,246 for fees paid to insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2018, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the year ended December 31, 2018, the Fund incurred $1,810 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Invesco V.I. Health Care Fund

The following is a summary of the tiered valuation input levels, as of December 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$171,190,671	$14,451,092	$—	$185,641,763
Money Market Funds	4,277,205	—	—	4,277,205
Total Investments	$175,467,876	$14,451,092	$—	$189,918,968

NOTE 4—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 6—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2018 and 2017:

	2018	2017
Ordinary income	$281,491	$601,725
Long-term capital gain	26,331,108	11,232,326
Total distributions	$26,612,599	$11,834,051

Tax Components of Net Assets at Period-End:

2018
Undistributed ordinary income	$1,763,802
Undistributed long-term gain	2,973,722
Net unrealized appreciation — investments	23,131,550
Net unrealized appreciation (depreciation) — foreign currencies	(1,555)
Temporary book/tax differences	(71,684)
Shares of beneficial interest	161,887,193
Total net assets	$189,683,028

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2018.

Invesco V.I. Health Care Fund

NOTE 7—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2018 was $70,422,008 and $86,981,583 respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$36,428,717
Aggregate unrealized (depreciation) of investments	(13,297,167)
Net unrealized appreciation of investments	$23,131,550

Cost of investments for tax purposes is $166,787,418.

NOTE 8—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, on December 31, 2018, undistributed net investment income was increased by $9,871 and undistributed net realized gain was decreased by $9,871. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 9—Share Information

	Summary of Share Activity
	Years ended
	2018(a)		2017
	Shares	Amount	Shares	Amount
Sold:
Series I	682,421	$18,324,767	570,966	$15,191,152
Series II	204,677	5,112,391	122,136	3,109,327

Issued as reinvestment of dividends:
Series I	689,156	18,007,655	300,385	8,071,335
Series II	347,815	8,604,944	146,580	3,762,716

Reacquired:
Series I	(1,292,416)	(34,415,503)	(1,453,869)	(38,604,807)
Series II	(492,468)	(12,523,291)	(604,171)	(15,360,900)
Net increase (decrease) in share activity	139,185	$(3,110,963)	(917,973)	$(23,831,177)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 52% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Health Care Fund

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Series I
Year ended 12/31/18	$26.44	$0.03	(d)	$0.59	$0.62	$—	$(3.65)	$(3.65)	$23.41	0.90%	$129,377	1.00	%(e)	1.00	%(e)	0.10	%(d)(e)	35%
Year ended 12/31/17	24.11	(0.02)		3.86	3.84	(0.10)	(1.41)	(1.51)	26.44	15.83	144,038	1.01		1.01		(0.08)		37
Year ended 12/31/16	31.75	0.09		(3.36)	(3.27)	—	(4.37)	(4.37)	24.11	(11.46)	145,408	1.04		1.04		0.31		23
Year ended 12/31/15	33.78	0.00		1.08	1.08	—	(3.11)	(3.11)	31.75	3.16	209,511	1.06		1.07		0.01		42
Year ended 12/31/14	29.32	(0.00)		5.71	5.71	—	(1.25)	(1.25)	33.78	19.67	220,561	1.08		1.09		(0.01)		29
Series II
Year ended 12/31/18	25.25	(0.04	)(d)	0.58	0.54	—	(3.65)	(3.65)	22.14	0.62	60,306	1.25	(e)	1.25	(e)	(0.15	)(d)(e)	35
Year ended 12/31/17	23.07	(0.08)		3.69	3.61	(0.02)	(1.41)	(1.43)	25.25	15.55	67,240	1.26		1.26		(0.33)		37
Year ended 12/31/16	30.65	0.02		(3.23)	(3.21)	—	(4.37)	(4.37)	23.07	(11.69)	69,190	1.29		1.29		0.06		23
Year ended 12/31/15	32.80	(0.08)		1.04	0.96	—	(3.11)	(3.11)	30.65	2.89	103,464	1.31		1.32		(0.24)		42
Year ended 12/31/14	28.57	(0.08)		5.56	5.48	—	(1.25)	(1.25)	32.80	19.38	78,070	1.33		1.34		(0.26)		29

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Net investment income per share and the ratio of net investment income to average net assets include significant dividends received during the year ended December 31, 2018. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.00 and (0.03)%, $(0.07) and (0.28)%, for Series I and Series II shares, respectively.

(e)	Ratios are based on average daily net assets (000’s omitted) of $141,046 and $64,550 for Series I and Series II shares, respectively.

Invesco V.I. Health Care Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

and Shareholders of Invesco V.I. Health Care Fund (formerly Invesco V.I. Global Health Care Fund):

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. Health Care Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

February 14, 2019

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. Health Care Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2018 through December 31, 2018.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (07/01/18)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/18)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/18)	Expenses Paid During Period[2]
Series I	$1,000.00	$976.50	$4.98	$1,020.16	$5.09	1.00%
Series II	1,000.00	975.30	6.22	1,018.90	6.36	1.25

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2018 through December 31, 2018, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Health Care Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2018:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$26,331,108
Corporate Dividends Received Deduction*	99.80%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Health Care Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

Invesco V.I. Health Care Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesse Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	1998	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	158	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None
Christopher L. Wilson — 1957 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	ISO New England, Inc. (non-profit organization managing regional electricity market)

Invesco V.I. Health Care Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor — 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC; Secretary and Vice President, Jemstep, Inc.

Formerly: Head of Legal, Worldwide Institutional; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

Invesco V.I. Health Care Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. Health Care Fund

Annual Report to Shareholders	December 31, 2018

Invesco V.I. High Yield Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The Fund’s Form N-Q (or any successor Form) filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q (or any successor Form), have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Invesco Distributors, Inc. VIHYI-AR-1 02152019 1154

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2018, Series I shares of Invesco V.I. High Yield Fund (the Fund) underperformed the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Cap Index, the Fund’s style-specific index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/17 to 12/31/18, excluding variable product issuer charges.

If variable product issuer charges were included, returns would be lower.

Series I Shares	-3.35%
Series II Shares	-3.60
Bloomberg Barclays U.S. Aggregate Bond Index▼ (Broad Market Index)	0.01
Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Cap Index▼ (Style- Specific Index)	-2.08
Lipper VUF High Yield Bond Funds Classification Average∎ (Peer Group)	-2.63
Source(s): ▼FactSet Research Systems Inc.; ∎Lipper Inc.

Market conditions and your Fund

In 2018, the high yield market came under pressure from a variety of factors including trade tensions, slowing global economic growth, an increase in equity market volatility and declining oil prices. Despite these pressures, credit fundamentals remained solid and defaults continued to stay below the long-term average.

    The US Federal Reserve (the Fed) raised interest rates four times during the year to a range of 2.25% to 2.50% and has now done so nine times since the global financial crisis ended.1 At its December 2018 meeting, the Fed noted solid job gains, low unemployment and strong growth in household spending in an environment where inflation has stayed near 2.00%.1

    The high yield market posted roughly flat returns through November, but in December the market sold off significantly as credit spreads widened 100 basis points. (A basis point is 0.01%.)2 Concerns about slower global economic growth, market volatility and global trade tensions increased toward the end of the year. This spilled over to the high yield market and led to a negative total return in December and the year as a whole in the high yield market.

    Despite the increase in market turmoil during the year, the par-weighted high yield default rate increased only modestly in 2018 and ended the year at 1.81% compared to 1.28% at the end of 2017.3 New issuance fell dramatically in 2018 with no new deals in December – the first month with no issuance since November 2008.3 For the year, total issuance was $187 billion compared to $328 billion in 2017, a 43% decline and the lowest amount since 2009.3 In 2018, high yield mutual funds funds had outflows in 10 out of 12 months of the year for a total of

Portfolio Composition†
By credit quality	% of total investments

B	42.0%
BB	40.8
BBB	3.0
CCC	9.7
Non-Rated	4.5

†

Source: Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard & Poor’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage.

Top Five Debt Issuers*
% of total net assets

1. Sprint Corp	2.5%
2. HCA, Inc.	1.8
3. DISH DBS Corp.	1.7
4. CCO Holdings LLC/CCO Holdings Capital Corp.	1.6
5. CSC Holdings LLC	1.6

Total Net Assets	$141.9 million

Total Number of Holdings*	299

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding US Treasury bills and money market fund holdings.

Data presented here are as of December 31, 2018.

$45 billion at year end, compared to $20 billion in outflows in 2017.3

    The Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Cap Index, which measures the performance of the US high yield bond market and is the Fund’s style-specific index, returned -2.08% for the year ended December 31, 2018. Likewise, the Fund generated a negative return for the year.

    During the year, the Fund benefited from its positioning in the energy and consumer cyclicals sectors. The energy sector was notably volatile, especially in the fourth quarter when oil prices fell more than 30%.2 While the Fund had an overweight allocation to the independent energy sector relative to the style-specific index, security selection was a significant contributor to the Fund’s relative performance. In particular, the Fund avoided the distressed part of the independent energy sector and issuers with idiosyncratic problems. The underweight allocation to consumer cyclicals was also beneficial, along with security selection in the automotive industry. Specifically, avoidance of problem credits – those with weaker fundamentals or those that have underperformed – in the automotive industry benefited relative Fund performance for the year.

    The largest detractors from the Fund’s performance during the year were positions in the metals and mining and technology industries. In metals and mining, First Quantum negatively impacted the Fund’s performance due to poor sentiment in emerging markets and the industry in general. The Fund’s underweight allocation to the technology industry versus the style-specific index, along with security selection in the industry, was also a drag on the Fund’s performance.

    During the year, we used currency forward contracts for the purpose of hedging currency exposure of non-US-dollar-denominated bonds held in the portfolio. We also used credit default swaps to efficiently manage the portfolio and to take advantage of relative value opportunities. The use of currency, interest rate and credit derivatives had an immaterial impact on the Fund’s performance during the year.

Invesco V.I. High Yield Fund

    At the close of the year, we saw wider credit spreads that we believe could provide a favorable foundation for future returns. New issue supply is expected to remain constrained, providing technical support to the market. At the close of the year, we witnessed many companies that had already refinanced near-term maturities and the bank loan market continued to draw supply away from high yield. In our view, the main risk for the market continues to be slowing global growth. We believe a growth deceleration in the US that settles into the 2% area could still be sufficient to preserve the favorable fundamental backdrop the market has been experiencing. An added benefit of slower growth is that management teams tend to become more balance sheet focused, which is positive for creditors. Macroeconomic concerns also include the risk of a policy error on behalf of the Fed and growth-related challenges faced by China. At the sector level, we expect challenging conditions in retail and fixed wireline telecom to continue. At the close of the year, we saw cyclical industries being reviewed for risks and opportunities as volatility late in the year created a target-rich environment for security selection.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. This risk may be greater in the current market environment because interest rates are near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics such as price, maturity, duration and coupon and market forces such as supply and demand for similar securities. We are monitoring interest rates, and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

    Thank you for investing in Invesco V.I. High Yield Fund and for sharing our long-term investment horizon.

1	Source: US Federal Reserve
2	Source: Bloomberg L.P.
3	Source: JP Morgan

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Andrew Geryol Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. High Yield Fund. He joined Invesco in 2011. Mr. Geryol earned a BS in business administration from Miami University.

Jennifer Hartviksen Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. High Yield Fund. She is the Head of Canada Fixed Income. Ms. Hartviksen joined Invesco in 2013. She earned a BA in economics from the University of Toronto.

Joseph Portera Portfolio Manager, is manager of Invesco V.I. High Yield Fund. He joined Invesco in 2012. Mr. Portera earned BA and MA degrees in Soviet studies and an MA in international political economy and development from Fordham University.

Scott Roberts Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. High Yield Fund. He joined
Invesco in 2000. Mr. Roberts earned a BBA in finance from the University of Houston.

Invesco V.I. High Yield Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/08

1	Source: FactSet Research Systems Inc.
2	Source: Lipper Inc.

Past performance cannot guarantee

comparable future results.

Average Annual Total Returns
As of 12/31/18

Series I Shares
Inception (5/1/98)	3.96%
10 Years	9.47
5 Years	2.39
1 Year	-3.35

Series II Shares
Inception (3/26/02)	6.22%
10 Years	9.21
5 Years	2.16
1 Year	-3.60

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures in the table and chart do not reflect deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.01% and 1.26%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.02% and 1.27%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. High Yield Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance data at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2020. See current prospectus for more information.

Invesco V.I. High Yield Fund

Invesco V.I. High Yield Fund’s investment objective is total return, comprised of current income and capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2018, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.

Principal risks of investing in the Fund

Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near, at or below zero. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.

    Collateralized loan obligations risk. CLOs are subject to the risks of substantial losses due to actual defaults by underlying borrowers, which will be greater during periods of economic or financial stress. CLOs may also lose value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CLO securities as a class. The risks of CLOs will be greater if the Fund invests in CLOs that hold loans of uncreditworthy borrowers or if the Fund holds subordinate tranches of the CLO that absorbs losses from the defaults before senior tranches. In addition, CLOs are subject to interest rate risk and credit risk.

    Convertible securities risk. The market values of convertible securities are affected by market interest rates, the risk of actual issuer default on interest or principal payments and the value of the underlying common stock into which the convertible security may be converted. Additionally, a convertible security is subject to the same types of market and issuer risks as apply to the underlying common stock. In addition, certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of certain triggering events, and, as a result, are subject to an increased risk of loss. Convertible securities may be rated below investment grade.

    Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.

    Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Derivatives strategies may not always be successful. For example, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

    Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.

    Foreign credit exposure risk. US dollar-denominated securities carrying foreign credit exposure may be affected by unfavorable political, economic or governmental developments that could affect payments of principal and interest.

    Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities

Invesco V.I. High Yield Fund

risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.

    High yield debt securities (junk bond) risk. Investments in high yield debt securities (“junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile.

    Liquidity risk. The Fund may be unable to sell illiquid investments at the time or price it desires and, as a result, could lose its entire investment in such investments. Liquid securities can become illiquid during periods of market stress. If a significant amount of the Fund’s securities become illiquid, the Fund may not be able to timely pay redemption proceeds and may need to sell securities at significantly reduced prices.

    Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.

    Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.

    Mortgage- and asset-backed securities risk. Mortgage- and asset-backed securities, including collateralized debt obligations and collateralized mortgage obligations, are subject to prepayment or call risk, which is the risk that a borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. This could result in the Fund reinvesting these early payments at lower interest rates, thereby reducing the Fund’s income. Mortgage- and asset-backed securities also are subject to extension risk, which is the risk that an unexpected rise in interest rates could reduce the rate of prepayments, causing the price of the mortgage- and asset-backed securities and the Fund’s share price to fall. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The Fund may invest in mortgage pools that include subprime mortgages, which are loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages. Privately issued mortgage-related securities are not subject to the same underwriting requirements as those with government or government-sponsored entity guarantees and, therefore, mortgage loans underlying privately issued mortgage-related securities may have less favorable collateral, credit risk or other underwriting characteristics, and wider variances in interest rate, term, size, purpose and borrower characteristics.

    Municipal securities risk. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

    Preferred securities risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.

    Zero coupon or pay-in-kind securities risk. The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than loans that periodically pay interest.

About indexes used in this report

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment grade, fixed-rate bond market.

    The Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Cap Index is an unmanaged index considered representative of the US high-yield, fixed-rate corporate bond market. Index weights for each issuer are capped at 2%.

    The Lipper VUF High Yield Bond Funds Classification Average represents an average of all variable insurance underlying funds in the Lipper High Yield Bond Funds classification.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

Invesco V.I. High Yield Fund

Schedule of Investments(a)

December 31, 2018

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes–94.46%
Aerospace & Defense–2.56%
BBA U.S. Holdings, Inc., Sr. Unsec. Notes, 5.38%, 05/01/2026(b)	$215,000	$204,248
Bombardier Inc. (Canada), Sr. Unsec. Notes,
5.75%, 03/15/2022(b)	215,000	201,563
6.13%, 01/15/2023(b)	428,000	402,320
7.50%, 03/15/2025(b)	832,000	787,280
8.75%, 12/01/2021(b)	170,000	175,738
TransDigm Inc., Sr. Unsec. Gtd. Sub. Global Notes,
6.50%, 07/15/2024	157,000	153,271
6.50%, 05/15/2025	630,000	604,012
TransDigm UK Holdings PLC, Sr. Unsec. Sub. Gtd. Notes, 6.88%, 05/15/2026(b)	400,000	382,000
Triumph Group, Inc., Sr. Unsec. Gtd. Global Notes, 7.75%, 08/15/2025	819,000	724,815
		3,635,247

Agricultural & Farm Machinery–0.63%
Titan International, Inc., Sr. Sec. Gtd. First Lien Global Notes, 6.50%, 11/30/2023	989,000	890,100

Agricultural Products–0.28%
Kernel Holding S.A. (Ukraine), REGS, Sr. Unsec. Gtd. Euro Notes, 8.75%, 01/31/2022(b)	418,000	401,944

Airlines–0.30%
Air Canada (Canada), Sr. Unsec. Gtd. Notes, 7.75%, 04/15/2021(b)	400,000	424,900

Alternative Carriers–0.41%
Level 3 Financing, Inc., Sr. Unsec. Gtd. Global Notes,
5.25%, 03/15/2026	253,000	232,128
5.38%, 05/01/2025	365,000	343,100
		575,228

Aluminum–0.73%
Novelis Corp., Sr. Unsec. Gtd. Notes,
5.88%, 09/30/2026(b)	58,000	51,475
6.25%, 08/15/2024(b)	1,046,000	985,855
		1,037,330

Apparel Retail–1.11%
Hot Topic, Inc., Sr. Sec. Gtd. First Lien Notes, 9.25%, 06/15/2021(b)	687,000	676,695
L Brands, Inc., Sr. Unsec. Gtd. Global Notes,
5.63%, 02/15/2022	473,000	473,000
6.75%, 07/01/2036	101,000	82,820
6.88%, 11/01/2035	404,000	339,441
		1,571,956

	Principal Amount	Value
Auto Parts & Equipment–0.71%
Dana Financing Luxembourg S.a.r.l., Sr. Unsec. Gtd. Notes, 5.75%, 04/15/2025(b)	$270,000	$253,125
Dana Inc., Sr. Unsec. Notes, 5.50%, 12/15/2024	498,000	465,630
Flexi-Van Leasing, Inc., Sec. Second Lien Notes, 10.00%, 02/15/2023(b)	346,000	281,990
		1,000,745

Automobile Manufacturers–0.62%
J.B. Poindexter & Co., Inc., Sr. Unsec. Bonds, 7.13%, 04/15/2026(b)	936,000	879,840
Motors Liquidation Co., Sr. Unsec. Deb., 0.00%, 07/15/2033(c)(d)	1,060,000	0
		879,840

Automotive Retail–1.08%
Lithia Motors, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 08/01/2025(b)	248,000	229,090
Murphy Oil USA, Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 05/01/2027	472,000	455,480
Penske Automotive Group Inc., Sr. Unsec. Sub. Gtd. Notes, 5.50%, 05/15/2026	902,000	842,242
		1,526,812

Broadcasting–2.53%
Clear Channel Worldwide Holdings Inc.,
Series B, Sr. Unsec. Gtd. Global Notes, 6.50%, 11/15/2022	694,000	697,470
Sr. Unsec. Gtd. Sub. Global Notes, 7.63%, 03/15/2020	747,000	731,126
Netflix, Inc.,
Sr. Unsec. Global Notes, 5.75%, 03/01/2024	355,000	361,213
Sr. Unsec. Notes, 5.88%, 11/15/2028(b)	467,000	456,226
Nexstar Broadcasting, Inc., Sr. Unsec. Gtd. Notes, 5.63%, 08/01/2024(b)	540,000	506,250
Sirius XM Radio Inc., Sr. Unsec. Gtd. Notes,
5.38%, 04/15/2025(b)	4,000	3,805
5.38%, 07/15/2026(b)	220,000	206,525
6.00%, 07/15/2024(b)	168,000	169,050
TV Azteca, S.A.B. de C.V. (Mexico), REGS, Sr. Unsec. Gtd. Euro Notes, 8.25%, 08/09/2024(b)	470,000	453,555
		3,585,220

Building Products–0.95%
BMC East, LLC, Sr. Sec. Gtd. First Lien Notes, 5.50%, 10/01/2024(b)	649,000	607,626
SRS Distribution Inc., Sr. Unsec. Gtd. Notes, 8.25%, 07/01/2026(b)	315,000	289,800
Standard Industries Inc., Sr. Unsec. Notes, 5.00%, 02/15/2027(b)	515,000	451,913
		1,349,339

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

	Principal Amount	Value
Cable & Satellite–10.20%
Altice France S.A. (France),
Sr. Sec. Gtd. First Lien Bonds, 6.25%, 05/15/2024(b)	$556,000	$520,555
Sr. Sec. Gtd. First Lien Notes, 7.38%, 05/01/2026(b)	764,000	702,880
AMC Networks Inc., Sr. Unsec. Gtd. Global Notes,
4.75%, 08/01/2025	127,000	115,570
5.00%, 04/01/2024	500,000	475,000
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec. Global Notes, 5.75%, 09/01/2023	620,000	618,450
5.75%, 01/15/2024	40,000	39,900
Sr. Unsec. Notes, 5.75%, 02/15/2026(b)	1,670,000	1,640,775
CSC Holdings LLC,
Sr. Sec. Gtd. First Lien Notes, 5.50%, 05/15/2026(b)	440,000	415,800
Sr. Unsec. Gtd. Notes, 6.63%, 10/15/2025(b)	200,000	203,000
Sr. Unsec. Notes,
10.13%, 01/15/2023(b)	1,005,000	1,083,651
10.88%, 10/15/2025(b)	445,000	500,812
DISH DBS Corp., Sr. Unsec. Gtd. Global Notes,
5.88%, 11/15/2024	1,446,000	1,169,452
7.75%, 07/01/2026	163,000	135,290
7.88%, 09/01/2019	1,111,000	1,136,331
Gray Escrow, Inc., Sr. Unsec. Notes, 7.00%, 05/15/2027(b)	264,000	258,039
Hughes Satellite Systems Corp., Sr. Unsec. Gtd. Global Notes, 7.63%, 06/15/2021	942,000	979,680
Intelsat Jackson Holdings S.A. (Luxembourg),
Sr. Unsec. Gtd. Global Bonds, 5.50%, 08/01/2023	1,563,000	1,367,625
Sr. Unsec. Gtd. Notes, 8.50%, 10/15/2024(b)	501,000	488,475
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany), Sr. Sec. Gtd. First Lien Bonds, 5.00%, 01/15/2025(b)	885,000	869,070
UPCB Finance IV Ltd. (Netherlands), Sr. Sec. First Lien Notes, 5.38%, 01/15/2025(b)	450,000	421,929
Virgin Media Finance PLC (United Kingdom), Sr. Unsec. Gtd. Notes, 6.00%, 10/15/2024(b)	450,000	433,913
Virgin Media Secured Finance PLC (United Kingdom), Sr. Sec. Gtd. First Lien Notes, 5.50%, 08/15/2026(b)	300,000	278,205
VTR Finance B.V. (Chile), Sr. Sec. First Lien Notes, 6.88%, 01/15/2024(b)	440,000	441,650
Ziggo Bond Finance B.V. (Netherlands), Sr. Unsec. Notes, 5.88%, 01/15/2025(b)	200,000	181,500
		14,477,552

	Principal Amount	Value
Casinos & Gaming–2.01%
Boyd Gaming Corp., Sr. Unsec. Gtd. Global Notes,
6.00%, 08/15/2026	$226,000	$212,157
6.88%, 05/15/2023	125,000	126,719
Codere Finance 2 (Luxembourg) S.A. (Spain), Sr. Sec. Gtd. First Lien Notes, 7.63%, 11/01/2021(b)	448,000	383,224
MGM Resorts International, Sr. Unsec. Gtd. Notes,
6.00%, 03/15/2023	530,000	533,975
7.75%, 03/15/2022	169,000	180,196
Scientific Games International Inc., Sr. Unsec. Gtd. Global Notes, 10.00%, 12/01/2022	1,045,000	1,061,971
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Sr. Unsec. Gtd. Notes, 5.50%, 03/01/2025(b)	385,000	359,975
		2,858,217

Commodity Chemicals–0.49%
Koppers Inc., Sr. Unsec. Gtd. Notes, 6.00%, 02/15/2025(b)	460,000	407,100
Nufarm Australia Ltd./Nufarm Americas Inc. (Australia), Sr. Unsec. Gtd. Notes, 5.75%, 04/30/2026(b)	306,000	280,449
		687,549

Construction Machinery & Heavy Trucks–0.84%
Meritor Inc., Sr. Unsec. Gtd. Notes, 6.25%, 02/15/2024	592,000	568,320
Terex Corp., Sr. Unsec. Gtd. Notes, 5.63%, 02/01/2025(b)	675,000	629,437
		1,197,757

Consumer Finance–1.58%
Ally Financial Inc., Sr. Unsec. Global Notes, 5.13%, 09/30/2024	1,041,000	1,035,795
Discover Financial Services, Inc., Series C, Jr. Unsec. Sub. Global Notes, 5.50%(e)	385,000	320,351
Navient Corp., Sr. Unsec. Medium-Term Notes,
7.25%, 01/25/2022	345,000	334,219
8.00%, 03/25/2020	535,000	544,951
		2,235,316

Copper–1.30%
First Quantum Minerals Ltd. (Zambia),
Sr. Unsec. Gtd. Notes, 7.00%, 02/15/2021(b)	280,000	269,325
7.50%, 04/01/2025(b)	1,440,000	1,193,400
Taseko Mines Ltd. (Canada), Sr. Sec. Gtd. First Lien Notes, 8.75%, 06/15/2022(b)	430,000	388,075
		1,850,800

Diversified Banks–2.84%
Barclays Bank PLC (United Kingdom), Unsec. Sub. Global Notes, 7.63%, 11/21/2022	200,000	207,625

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

	Principal Amount	Value
Diversified Banks–(continued)
Barclays PLC (United Kingdom), Jr. Unsec. Sub. Global Bonds, 7.75%(e)	$300,000	$289,326
REGS, Jr. Unsec. Sub. Euro Bonds, 7.88%(b)(e)	263,000	263,986
Credit Agricole S.A. (France), REGS, Jr. Unsec. Sub. Euro Notes, 8.13%(b)(e)	307,000	316,594
Dresdner Funding Trust I (Germany), REGS, Jr. Unsec. Sub. Euro Notes, 8.15%, 06/30/2031(b)	465,000	563,766
ING Groep N.V. (Netherlands), Jr. Unsec. Sub. Global Notes, 6.50%(e)	274,000	253,861
REGS, Jr. Unsec. Sub. Euro Bonds, 6.88%(b)(e)	280,000	279,300
Lloyds Banking Group PLC (United Kingdom), Jr. Unsec. Sub. Global Bonds, 7.50%(e)	276,000	266,975
Royal Bank of Scotland Group PLC (The) (United Kingdom),
Jr. Unsec. Sub. Bonds, 7.50%(e)	750,000	744,375
Jr. Unsec. Sub. Notes, 8.63%(e)	263,000	272,862
Société Générale S.A. (France), REGS, Jr. Unsec. Sub. Euro Notes, 7.38%(b)(e)	308,000	300,685
Standard Chartered PLC (United Kingdom), REGS, Jr. Unsec. Sub. Euro Bonds, 7.50%(b)(e)	263,000	264,315
		4,023,670

Diversified Capital Markets–0.20%
Credit Suisse Group AG (Switzerland), REGS, Jr. Unsec. Sub. Euro Bonds, 7.13%(b)(e)	279,000	275,861

Diversified Chemicals–0.33%
Chemours Co. (The), Sr. Unsec. Gtd. Global Notes, 7.00%, 05/15/2025	220,000	222,750
Trinseo Materials Operating S.C.A./Trinseo Materials Finance, Inc., Sr. Unsec. Gtd. Notes, 5.38%, 09/01/2025(b)	285,000	250,515
		473,265

Diversified Metals & Mining–1.51%
Freeport-McMoRan Inc., Sr. Unsec. Gtd. Global Notes, 5.40%, 11/14/2034	1,118,000	886,015
HudBay Minerals, Inc. (Canada), Sr. Unsec. Gtd. Notes, 7.63%, 01/15/2025(b)	396,000	389,070
Teck Resources Ltd. (Canada), Sr. Unsec. Notes, 6.13%, 10/01/2035	528,000	506,880
Vedanta Resources PLC (India), Sr. Unsec. Notes, 6.38%, 07/30/2022(b)	407,000	365,384
		2,147,349

Electrical Components & Equipment–0.41%
EnerSys, Sr. Unsec. Gtd. Notes, 5.00%, 04/30/2023(b)	598,000	586,040

Electronic Equipment & Instruments–0.29%
Itron, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 01/15/2026(b)	452,000	414,710

	Principal Amount	Value
Environmental & Facilities Services–1.94%
Advanced Disposal Services, Inc., Sr. Unsec. Gtd. Notes, 5.63%, 11/15/2024(b)	$408,000	$400,860
Core & Main LP, Sr. Unsec. Notes, 6.13%, 08/15/2025(b)	861,000	768,442
Hulk Finance Corp. (Canada), Sr. Unsec. Notes, 7.00%, 06/01/2026(b)	1,337,000	1,169,875
Waste Pro USA, Inc., Sr. Unsec. Notes, 5.50%, 02/15/2026(b)	444,000	410,700
		2,749,877

Fertilizers & Agricultural Chemicals–0.34%
OCI N.V. (Netherlands), Sr. Sec. Gtd. Notes, 6.63%, 04/15/2023(b)	481,000	474,988

Food Distributors–0.45%
US Foods, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 06/15/2024(b)	653,000	637,491

Food Retail–1.50%
1011778 BC ULC/ New Red Finance, Inc. (Canada), Sec. Gtd. Second Lien Notes, 5.00%, 10/15/2025(b)	1,508,000	1,391,130
Albertsons Cos. LLC/ Safeway Inc./New Albertson’s L.P./Albertson’s LLC, Sr. Unsec. Gtd. Global Notes, 6.63%, 06/15/2024	783,000	730,147
		2,121,277

Gas Utilities–1.66%
AmeriGas Partners, L.P./AmeriGas Finance Corp., Sr. Unsec. Global Notes, 5.88%, 08/20/2026	842,000	772,535
Ferrellgas L.P./Ferrellgas Finance Corp.,
Sr. Unsec. Global Notes, 6.50%, 05/01/2021	487,000	401,775
Sr. Unsec. Gtd. Global Notes, 6.75%, 06/15/2023	117,000	94,770
Suburban Propane Partners, L.P./Suburban Energy Finance Corp., Sr. Unsec. Global Notes, 5.50%, 06/01/2024	1,155,000	1,079,925
		2,349,005

Health Care Equipment–0.79%
Eagle Holding Co. II, LLC, Sr. Unsec. PIK Notes, 8.38% PIK Rate, 7.63% Cash Rate, 05/15/2022(b)(f)	526,000	503,645
Hill-Rom Holdings, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 02/15/2025(b)	645,000	615,975
		1,119,620

Health Care Facilities–3.07%
Acadia Healthcare Co., Inc., Sr. Unsec. Gtd. Global Notes, 6.50%, 03/01/2024	385,000	373,450

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

	Principal Amount	Value
Health Care Facilities–(continued)
Community Health Systems, Inc.,
Sec. Gtd. Second Lien Notes, 8.13%, 06/30/2024(b)	$15,000	$11,025
Sr. Sec. Gtd. First Lien Global Notes, 5.13%, 08/01/2021	425,000	396,313
Sr. Sec. Gtd. First Lien Notes, 6.25%, 03/31/2023	502,000	458,100
Encompass Health Corp., Sr. Unsec. Gtd. Global Notes, 5.75%, 09/15/2025	640,000	627,200
HCA, Inc.,
Sr. Sec. Gtd. First Lien Notes, 5.25%, 04/15/2025	894,000	891,765
Sr. Unsec. Gtd. Global Notes, 7.50%, 02/15/2022	334,000	355,710
Sr. Unsec. Gtd. Notes, 5.38%, 02/01/2025	640,000	625,600
5.38%, 09/01/2026	220,000	214,500
5.88%, 02/15/2026	410,000	408,975
		4,362,638

Health Care REITs–0.51%
MPT Operating Partnership L.P./MPT Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.00%, 10/15/2027	795,000	728,916

Health Care Services–3.03%
DaVita Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 05/01/2025	372,000	338,985
Heartland Dental, LLC, Sr. Unsec. Notes, 8.50%, 05/01/2026(b)	723,000	652,508
MEDNAX, Inc., Sr. Unsec. Gtd. Notes, 6.25%, 01/15/2027(b)	759,000	734,332
MPH Acquisition Holdings LLC, Sr. Unsec. Gtd. Notes, 7.13%, 06/01/2024(b)	269,000	251,515
Surgery Center Holdings, Inc., Sr. Unsec. Gtd. Notes,
6.75%, 07/01/2025(b)	233,000	199,215
8.88%, 04/15/2021(b)	490,000	491,225
Team Health Holdings, Inc., Sr. Unsec. Gtd. Notes, 6.38%, 02/01/2025(b)	460,000	377,775
Tenet Healthcare Corp., Sr. Unsec. Global Notes, 6.75%, 06/15/2023	1,335,000	1,258,237
		4,303,792

Home Improvement Retail–0.57%
Hillman Group Inc. (The), Sr. Unsec. Gtd. Notes, 6.38%, 07/15/2022(b)	980,000	803,600

Homebuilding–2.64%
Ashton Woods USA LLC/Ashton Woods Finance Co., Sr. Unsec. Notes, 6.88%, 02/15/2021(b)	446,000	430,390
Beazer Homes USA, Inc., Sr. Unsec. Gtd. Global Notes,
6.75%, 03/15/2025	402,000	347,228
8.75%, 03/15/2022	934,000	936,335

	Principal Amount	Value
Homebuilding–(continued)
KB Home, Sr. Unsec. Gtd. Notes,
7.50%, 09/15/2022	$236,000	$243,670
8.00%, 03/15/2020	211,000	218,385
Lennar Corp., Sr. Unsec. Gtd. Global Notes,
5.25%, 06/01/2026	377,000	356,736
5.38%, 10/01/2022	304,000	304,380
8.38%, 01/15/2021	112,000	119,560
Meritage Homes Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 06/01/2025	200,000	189,500
Taylor Morrison Communities Inc./ Taylor Morrison Holdings II, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 04/15/2023(b)	498,000	483,060
William Lyon Homes, Inc., Sr. Unsec. Gtd. Global Notes, 6.00%, 09/01/2023	124,000	112,220
		3,741,464

Household Products–1.32%
Reynolds Group Issuer Inc./LLC, Sr. Unsec. Gtd. Notes, 7.00%, 07/15/2024(b)	1,261,000	1,203,467
Spectrum Brands, Inc., Sr. Unsec. Gtd. Global Notes, 5.75%, 07/15/2025	705,000	673,063
		1,876,530

Independent Power Producers & Energy Traders–1.11%
AES Corp. (The), Sr. Unsec. Notes, 5.50%, 04/15/2025	340,000	339,150
Calpine Corp., Sr. Unsec. Global Notes, 5.50%, 02/01/2024	334,000	306,862
NRG Energy, Inc., Sr. Unsec. Gtd. Global Notes,
6.25%, 05/01/2024	245,000	249,594
6.63%, 01/15/2027	175,000	176,969
7.25%, 05/15/2026	200,000	209,000
Vistra Energy Corp., Sr. Unsec. Gtd. Global Notes, 7.38%, 11/01/2022	285,000	294,975
		1,576,550

Industrial Machinery–1.37%
Cleaver-Brooks, Inc., Sr. Sec. Notes, 7.88%, 03/01/2023(b)	659,000	637,582
EnPro Industries, Inc., Sr. Unsec. Notes, 5.75%, 10/15/2026(b)	345,000	333,787
Mueller Industries, Inc., Unsec. Sub. Deb., 6.00%, 03/01/2027	650,000	607,750
Mueller Water Products Inc., Sr. Unsec. Gtd. Notes, 5.50%, 06/15/2026(b)	153,000	148,793
Stevens Holding Co., Inc., Sr. Unsec. Gtd. Notes, 6.13%, 10/01/2026(b)	213,000	210,870
		1,938,782

Integrated Oil & Gas–0.69%
California Resources Corp., Sec. Gtd. Second Lien Notes, 8.00%, 12/15/2022(b)	559,000	380,120

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

	Principal Amount	Value
Integrated Oil & Gas–(continued)
Petrobras Global Finance B.V. (Brazil), Sr. Unsec. Gtd. Global Notes, 5.75%, 02/01/2029	$645,000	$598,237
		978,357

Integrated Telecommunication Services–2.43%
CenturyLink, Inc.,
Series S, Sr. Unsec. Notes, 6.45%, 06/15/2021	635,000	635,793
Series Y, Sr. Unsec. Global Notes, 7.50%, 04/01/2024	696,000	673,380
Cincinnati Bell Inc.,
Sr. Unsec. Gtd. Notes, 7.00%, 07/15/2024(b)	629,000	522,070
Sr. Unsec. Notes, 8.00%, 10/15/2025(b)	94,000	78,020
Frontier Communications Corp., Sr. Unsec. Global Notes,
10.50%, 09/15/2022	1,272,000	890,400
11.00%, 09/15/2025	264,000	165,647
Telecom Italia Capital S.A. (Italy), Sr. Unsec. Gtd. Global Notes,
6.38%, 11/15/2033	95,000	86,225
7.20%, 07/18/2036	417,000	400,320
		3,451,855

Internet Software & Services–0.40%
Equinix, Inc., Sr. Unsec. Notes, 5.88%, 01/15/2026	556,000	561,560

Leisure Products–0.19%
Mattel, Inc., Sr. Unsec. Gtd. Notes, 6.75%, 12/31/2025(b)	303,000	271,091

Life Sciences Tools & Services–0.10%
Charles River Laboratories International, Inc., Sr. Unsec. Gtd. Notes, 5.50%, 04/01/2026(b)	149,000	147,138

Managed Health Care–0.93%
Centene Corp., Sr. Unsec. Notes, 5.38%, 06/01/2026(b)	356,000	347,100
Molina Healthcare, Inc., Sr. Unsec. Gtd. Notes, 4.88%, 06/15/2025(b)	340,000	311,525
WellCare Health Plans Inc., Sr. Unsec. Notes,
5.25%, 04/01/2025	367,000	354,614
5.38%, 08/15/2026(b)	310,000	299,925
		1,313,164

Metal & Glass Containers–0.95%
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc. (Ireland),
Sr. Unsec. Gtd. Notes, 6.00%, 02/15/2025(b)	500,000	462,810
7.25%, 05/15/2024(b)	310,000	310,388
Flex Acquisition Co., Inc., Sr. Unsec. Notes, 7.88%, 07/15/2026(b)	507,000	457,567

	Principal Amount	Value
Metal & Glass Containers–(continued)
OI European Group B.V., Sr. Unsec. Gtd. Notes, 4.00%, 03/15/2023(b)	$130,000	$121,875
		1,352,640

Movies & Entertainment–0.78%
AMC Entertainment Holdings, Inc., Sr. Unsec. Gtd. Sub. Global Notes, 5.75%, 06/15/2025	735,000	649,556
Lions Gate Capital Holdings LLC, Sr. Unsec. Gtd. Notes, 5.88%, 11/01/2024(b)	466,000	462,505
		1,112,061

Oil & Gas Drilling–1.77%
Diamond Offshore Drilling, Inc., Sr. Unsec. Global Notes, 4.88%, 11/01/2043	240,000	135,600
Ensco PLC, Sr. Unsec. Global Notes,
4.50%, 10/01/2024	24,000	15,720
7.75%, 02/01/2026	827,000	616,115
Noble Holding International Ltd., Sr. Unsec. Gtd. Global Notes, 7.75%, 01/15/2024	953,000	725,471
Precision Drilling Corp. (Canada), Sr. Unsec. Gtd. Global Notes,
5.25%, 11/15/2024	514,000	429,190
7.75%, 12/15/2023	94,000	87,068
Transocean Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 04/15/2031	662,000	504,775
		2,513,939

Oil & Gas Equipment & Services–0.98%
Archrock Partners, L.P./Archrock Partners Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 10/01/2022	490,000	463,050
SESI, L.L.C., Sr. Unsec. Gtd. Global Notes, 7.13%, 12/15/2021	521,000	445,455
Sunoco LP/ Sunoco Finance Corp., Sr. Unsec. Gtd. Global Notes, 4.88%, 01/15/2023	496,000	484,840
		1,393,345

Oil & Gas Exploration & Production–6.35%
Ascent Resources Utica Holdings, LLC /ARU Finance Corp., Sr. Unsec. Notes, 10.00%, 04/01/2022(b)	533,000	547,817
Callon Petroleum Co., Sr. Unsec. Gtd. Global Notes, 6.13%, 10/01/2024	782,000	731,170
Denbury Resources Inc., Sr. Unsec. Gtd. Sub. Notes, 5.50%, 05/01/2022	323,000	216,410
EP Energy LLC/Everest Acquisition Finance Inc., Sr. Sec. Gtd. First Lien Notes, 8.00%, 11/29/2024(b)	420,000	315,000
Gulfport Energy Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 10/15/2024	497,000	442,330
Jagged Peak Energy LLC, Sr. Unsec. Gtd. Notes, 5.88%, 05/01/2026(b)	762,000	712,470
Oasis Petroleum Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 01/15/2023	619,000	573,349

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

	Principal Amount	Value
Oil & Gas Exploration & Production–(continued)
Parsley Energy LLC/Finance Corp., Sr. Unsec. Gtd. Notes,
6.25%, 06/01/2024(b)	$470,000	$457,075
5.63%, 10/15/2027(b)	315,000	287,831
QEP Resources, Inc., Sr. Unsec. Global Notes, 5.25%, 05/01/2023	375,000	333,750
Range Resources Corp., Sr. Unsec. Gtd. Global Notes,
4.88%, 05/15/2025	641,000	528,825
5.88%, 07/01/2022	446,000	414,780
SM Energy Co., Sr. Unsec. Global Notes,
6.13%, 11/15/2022	139,000	132,050
6.63%, 01/15/2027	96,000	85,920
6.75%, 09/15/2026	185,000	166,500
Southwestern Energy Co., Sr. Unsec. Gtd. Global Notes,
7.50%, 04/01/2026	341,000	323,950
7.75%, 10/01/2027	425,000	405,875
Tullow Oil PLC (Ghana), Sr. Unsec. Gtd. Notes, 7.00%, 03/01/2025(b)	321,000	299,333
Whiting Petroleum Corp., Sr. Unsec. Gtd. Global Notes, 6.25%, 04/01/2023	583,000	533,445
WildHorse Resource Development Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 02/01/2025	931,000	884,450
WPX Energy Inc., Sr. Unsec. Notes, 5.25%, 09/15/2024	680,000	618,800
		9,011,130

Oil & Gas Refining & Marketing–0.25%
Parkland Fuel Corp. (Canada), Sr. Unsec. Notes, 6.00%, 04/01/2026(b)	376,000	354,380

Oil & Gas Storage & Transportation–1.31%
Energy Transfer Partners, L.P., Series A, Jr. Unsec. Sub. Global Notes, 6.25%(e)	307,000	257,496
Plains All American Pipeline, L.P., Series B, Jr. Unsec. Sub. Notes, 6.13%(e)	456,000	384,180
SemGroup Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 03/15/2025	535,000	496,213
Targa Resources Partners L.P./Targa Resources Partners Finance Corp., Sr. Unsec. Gtd. Notes, 5.88%, 04/15/2026(b)	743,000	726,282
		1,864,171

Other Diversified Financial Services–1.41%
Lincoln Finance Ltd. (Netherlands), Sr. Sec. Gtd. First Lien Notes, 7.38%, 04/15/2021(b)	492,000	499,995
LPL Holdings Inc., Sr. Unsec. Gtd. Notes, 5.75%, 09/15/2025(b)	509,000	478,460
Telenet Finance Luxembourg Notes S.a r.l. (Belgium), Sr. Sec. First Lien Notes, 5.50%, 03/01/2028(b)	400,000	364,000
Tempo Acquisition, LLC/Finance Corp., Sr. Unsec. Notes, 6.75%, 06/01/2025(b)	532,000	494,760

	Principal Amount	Value
Other Diversified Financial Services–(continued)
VFH Parent LLC/Orchestra Co-Issuer Inc., Sec. Gtd. Second Lien Notes, 6.75%, 06/15/2022(b)	$171,000	$166,373
		2,003,588

Packaged Foods & Meats–1.07%
B&G Foods, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 04/01/2025	389,000	363,229
JBS Investments GmbH, Sr. Unsec. Gtd. Notes, 7.25%, 04/03/2024(b)	525,000	531,174
JBS USA Lux S.A./JBS USA Finance Inc., Sr. Unsec. Gtd. Notes, 5.75%, 06/15/2025(b)	180,000	172,575
TreeHouse Foods, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 02/15/2024(b)	448,000	445,200
		1,512,178

Paper Packaging–0.36%
Plastipak Holdings Inc., Sr. Unsec. Notes, 6.25%, 10/15/2025(b)	580,000	516,200

Paper Products–1.37%
Mercer International Inc. (Canada), Sr. Unsec. Global Notes,
5.50%, 01/15/2026	162,000	145,800
6.50%, 02/01/2024	442,000	434,265
7.75%, 12/01/2022	57,000	58,853
Rayonier A.M. Products Inc., Sr. Unsec. Gtd. Notes, 5.50%, 06/01/2024(b)	948,000	838,980
Schweitzer-Mauduit International, Inc., Sr. Unsec. Gtd. Notes, 6.88%, 10/01/2026(b)	495,000	466,537
		1,944,435

Pharmaceuticals–2.09%
Bausch Health Cos. Inc.,
Sr. Sec. Gtd. First Lien Notes, 5.50%, 11/01/2025(b)	348,000	325,815
Sr. Unsec. Gtd. Notes, 5.88%, 05/15/2023(b)	200,000	185,750
6.13%, 04/15/2025(b)	410,000	358,750
9.00%, 12/15/2025(b)	649,000	648,189
9.25%, 04/01/2026(b)	372,000	372,930
Endo DAC/Endo Finance LLC/Endo Finco Inc., Sr. Unsec. Gtd. Notes, 6.00%, 07/15/2023(b)	240,000	184,200
HLF Financing S.a.r.l., LLC/ Herbalife International, Inc., Sr. Unsec. Gtd. Notes, 7.25%, 08/15/2026(b)	424,000	418,170
Teva Pharmaceutical Finance IV, B.V. (Israel), Sr. Unsec. Gtd. Global Notes, 3.65%, 11/10/2021	500,000	474,025
		2,967,829

Publishing–0.76%
Meredith Corp., Sr. Unsec. Gtd. Notes, 6.88%, 02/01/2026(b)	1,105,000	1,082,900

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

	Principal Amount	Value
Restaurants–0.57%
IRB Holding Corp., Sr. Unsec. Gtd. Notes, 6.75%, 02/15/2026(b)	$665,000	$583,537
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, Sr. Unsec. Gtd. Notes, 4.75%, 06/01/2027(b)	241,000	224,733
		808,270

Security & Alarm Services–1.16%
Brink’s Co. (The), Sr. Unsec. Gtd. Notes, 4.63%, 10/15/2027(b)	345,000	315,754
Prime Security Services Borrower, LLC/Prime Finance, Inc., Sec. Gtd. Second Lien Notes, 9.25%, 05/15/2023(b)	1,288,000	1,331,470
		1,647,224

Specialized Consumer Services–0.78%
ServiceMaster Co., LLC (The), Sr. Unsec. Notes, 7.45%, 08/15/2027	1,086,000	1,113,150

Specialized Finance–0.53%
AerCap Global Aviation Trust (Ireland), Jr. Unsec. Gtd. Sub. Notes, 6.50%, 06/15/2045(b)	434,000	423,150
CIT Group Inc., Unsec. Sub. Global Notes, 6.13%, 03/09/2028	94,000	93,765
MSCI Inc., Sr. Unsec. Gtd. Notes,
5.25%, 11/15/2024(b)	95,000	95,000
5.75%, 08/15/2025(b)	140,000	141,750
		753,665

Specialized REITs–0.41%
Iron Mountain Inc., Sr. Unsec. Gtd. Sub. Global Notes, 5.75%, 08/15/2024	377,000	359,093
Iron Mountain US Holdings, Inc., Sr. Unsec. Gtd. Notes, 5.38%, 06/01/2026(b)	248,000	226,920
		586,013

Specialty Chemicals–0.90%
GCP Applied Technologies, Inc., Sr. Unsec. Gtd. Notes, 5.50%, 04/15/2026(b)	567,000	554,242
Platform Specialty Products Corp., Sr. Unsec. Gtd. Notes, 5.88%, 12/01/2025(b)	578,000	543,320
Valvoline Inc., Sr. Unsec. Gtd. Global Notes, 5.50%, 07/15/2024	188,000	184,240
		1,281,802

Steel–1.69%
Cleveland-Cliffs Inc., Sr. Unsec. Gtd. Global Notes, 5.75%, 03/01/2025	934,000	842,935
SunCoke Energy Partners, L.P./ SunCoke Energy Partners Finance Corp., Sr. Unsec. Gtd. Notes, 7.50%, 06/15/2025(b)	741,000	703,950
United States Steel Corp., Sr. Unsec. Global Notes, 6.88%, 08/15/2025	931,000	856,520
		2,403,405

	Principal Amount	Value
Technology Hardware, Storage & Peripherals–1.18%
CommScope Technologies LLC, Sr. Unsec. Gtd. Notes, 6.00%, 06/15/2025(b)	$502,000	$459,330
Dell International LLC/EMC Corp., Sr. Unsec. Gtd. Notes, 7.13%, 06/15/2024(b)	1,197,000	1,218,869
		1,678,199

Textiles–0.54%
Eagle Intermediate Global Holding B.V./Ruyi US Finance LLC (China), Sr. Sec. Gtd. First Lien Bonds, 7.50%, 05/01/2025(b)	814,000	764,550

Trading Companies & Distributors–1.56%
H&E Equipment Services, Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 09/01/2025	1,004,000	924,935
Herc Rentals Inc., Sec. Gtd. Second Lien Notes, 7.75%, 06/01/2024(b)	566,000	592,885
United Rentals North America Inc.,
Sr. Unsec. Gtd. Global Notes, 6.50%, 12/15/2026	188,000	185,650
5.50%, 07/15/2025	41,000	38,745
Sr. Unsec. Gtd. Notes, 5.88%, 09/15/2026	500,000	473,125
		2,215,340

Trucking–0.95%
Avis Budget Car Rental LLC/Avis Budget Finance Inc., Sr. Unsec. Gtd. Notes, 6.38%, 04/01/2024(b)	150,000	144,000
Hertz Corp. (The), Sec. Gtd. Second Lien Notes, 7.63%, 06/01/2022(b)	193,000	182,385
Kenan Advantage Group Inc. (The), Sr. Unsec. Notes, 7.88%, 07/31/2023(b)	1,068,000	1,027,950
		1,354,335

Wireless Telecommunication Services–5.79%
Altice Financing S.A. (Luxembourg),
Sr. Sec. Gtd. First Lien Bonds, 7.50%, 05/15/2026(b)	430,000	393,450
Sr. Sec. Gtd. First Lien Notes, 6.63%, 02/15/2023(b)	600,000	577,500
Altice Luxembourg S.A. (Luxembourg), Sr. Unsec. Gtd. Notes, 7.75%, 05/15/2022(b)	950,000	868,063
Digicel Group Ltd. (Jamaica), Sr. Unsec. Notes, 8.25%, 09/30/2020(b)	399,000	271,320
Oztel Holdings SPC Ltd. (Oman), Sr. Sec. Gtd. Notes, 5.63%, 10/24/2023(b)	477,000	456,465
Sprint Capital Corp., Sr. Unsec. Gtd. Global Notes, 8.75%, 03/15/2032	196,000	207,270
Sprint Corp., Sr. Unsec. Gtd. Global Notes,
7.25%, 09/15/2021	1,416,000	1,452,816
7.63%, 02/15/2025	275,000	275,688
7.88%, 09/15/2023	1,814,000	1,866,152

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

	Principal Amount		Value
Wireless Telecommunication Services–(continued)
T-Mobile USA, Inc.,
Sr. Unsec. Gtd. Global Bonds, 6.50%, 01/15/2026		$1,171,000	$1,197,347
Sr. Unsec. Gtd. Global Notes, 6.38%, 03/01/2025		647,000	656,679
			8,222,750
Total U.S. Dollar Denominated Bonds & Notes (Cost $150,262,660)			134,071,941

Non-U.S. Dollar Denominated Bonds & Notes–1.45%(g)
Beverage & Tobacco–0.15%
Sunshine Mid B.V. (Netherlands), Sr. Sec. Gtd. First Lien Notes, 6.50%, 05/15/2026(b)	EUR	200,000	212,204

Cable & Satellite–0.15%
Tele Columbus AG (Germany), Sr. Sec. First Lien Notes, 3.88%, 05/02/2025(b)	EUR	200,000	208,727

Diversified Banks–0.54%
ABN AMRO Bank N.V. (Netherlands), REGS, Jr. Unsec. Sub. Euro Bonds, 4.75%(b)(e)	EUR	300,000	300,571
CaixaBank, S.A. (Spain), REGS, Jr. Unsec. Sub. Euro Bonds, 6.75%(b)(e)	EUR	200,000	232,205
Erste Group Bank AG (Austria), REGS, Jr. Unsec. Sub. Euro Bonds, 6.50%(b)(e)	EUR	200,000	234,420
			767,196

Diversified Chemicals–0.15%
Chemours Co. (The), Sr. Unsec. Gtd. Euro Bonds, 4.00%, 05/15/2026	EUR	200,000	217,664

Other Diversified Financial Services–0.27%
Iceland Bondco PLC (United Kingdom), Sr. Sec. Gtd. First Lien Notes, 4.63%, 03/15/2025(b)	GBP	350,000	380,699

Specialized Consumer Services–0.12%
Intertrust Group B.V. (Netherlands), Sr. Unsec. Notes, 3.38%, 11/15/2025(b)	EUR	150,000	169,767

Textiles–0.07%
Eagle Intermediate Global Holding B.V./Ruyi US Finance LLC (China), Sr. Sec. Gtd. First Lien Bonds, 5.38%, 05/01/2023(b)	EUR	100,000	105,799
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $2,325,161)			2,062,056

U.S. Treasury Bills–0.78%
0.98-1.12%, 01/24/2019 (Cost 1,113,479)(h) (i)		$1,115,000	1,113,480

Variable Rate Senior Loan Interests–0.71%(j)
Data Processing & Outsourced Services–0.71%
First Data Corp., Term Loan, 4.80% (3 mo. USD LIBOR + 2.00%), 07/08/2022 (Cost $1,015,646)		1,037,697	999,593

	Shares	Value
Preferred Stocks–0.65%
Diversified Banks–0.57%
Wells Fargo & Co. Class A, Series L, $75.00 Conv. Pfd.	640	$807,661

Specialized Finance–0.08%
CIT Group Inc. Series A, 5.80% Pfd.	120,000	108,900
Total Preferred Stocks (Cost $944,008)		916,561

Common Stocks & Other Equity Interests–0.00%
Automobile Manufacturers–0.00%
Motors Liquidation Co. GUC Trust(k)	1	9

Broadcasting–0.00%
Adelphia Recovery Trust–Series ACC-1(l)	318,570	32
Adelphia Recovery Trust–Series Arahova(l)	109,170	11
		43

Diversified Support Services–0.00%
ACC Claims Holdings, LLC(c)(k)	269,616	2,157
Total Common Stocks & Other Equity Interests (Cost $143,574)		2,209

Money Market Funds–0.73%
Invesco Government & Agency Portfolio–Institutional Class, 2.30%(m)	363,560	363,560
Invesco Liquid Assets Portfolio–Institutional Class, 2.48%(m)	259,593	259,619
Invesco Treasury Portfolio–Institutional Class, 2.30%(m)	415,498	415,498
Total Money Market Funds (Cost $1,038,677)		1,038,677

Options Purchased–0.01%
(Cost $48,790)(n)		17,110
TOTAL INVESTMENTS IN SECURITIES–98.79% (Cost $156,891,995)		140,221,627
OTHER ASSETS LESS LIABILITIES–1.21%		1,717,444
NET ASSETS–100.00%		$141,939,071

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

Investment Abbreviations:

Conv.	– Convertible
DAC	– Designated Activity Co.
Deb.	– Debentures
EUR	– Euro
GBP	– British Pound
Gtd.	– Guaranteed
GUC	– General Unsecured Creditors
Jr.	– Junior
LIBOR	– London Interbank Offered Rate
Pfd.	– Preferred
PIK	– Pay-in-Kind
REGS	– Regulation S
REIT	– Real Estate Investment Trust
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured
USD	– U.S. Dollar

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2018 was $69,814,793, which represented 49.19% of the Fund’s Net Assets.

(c)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(d)

Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The value of this security at December 31, 2018 represents less than 1% of the Fund’s Net Assets.

(e)	Perpetual bond with no specified maturity date.
(f)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(g)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(h)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(i)	All or a portion of the value was designated as collateral to cover margin requirements for swap agreements. See Note 1O and Note 4.
(j)

Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the "1933 Act"), and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate ("LIBOR"), on set dates, typically every 30 days but not greater than one year; and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(k)	Non-income producing security.
(l)	Acquired as part of the Adelphia Communications bankruptcy reorganization.
(m)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of December 31, 2018.
(n)	The table below details options purchased: See Note 1M and Note 4.

Open Over-The-Counter Credit Default Swaptions Purchased — Credit Risk
Description	Type of Contract	Counterparty	Exercise Rate	Reference Entity	(Pay)/Receive Fixed Rate	Payment Frequency	Expiration Date	Implied Credit Spread(o)	Notional Value	Value
5 Year Credit Default Swap	Call	Morgan Stanley Capital Services LLC	104.00%	Markit CDX North America High Yield Index, Series 31, Version 1	5.00%	Quarterly	02/20/2019	4.50%	$8,200,000	$17,110

Open Over-The-Counter Credit Default Swaptions Written — Credit Risk
Description	Type of Contract	Counterparty	Exercise Rate	Reference Entity	(Pay)/ Receive Fixed Rate	Payment Frequency	Expiration Date	Implied Credit Spread(o)	Premiums Received	Notional Value	Value	Unrealized Appreciation (Depreciation)
5 Year Credit Default Swap	Put	Morgan Stanley Capital Services LLC	98.50%	Markit CDX North America High Yield Index, Series 31, Version 1	(5.00)%	Quarterly	02/20/2019	4.50%	$(44,690)	$(8,200,000)	$(49,857)	$(5,167)

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Unrealized Appreciation (Depreciation)
		Deliver		Receive
02/28/2019	Canadian Imperial Bank of Commerce	GBP	232,394	USD	297,806	$784
02/28/2019	Goldman Sachs International	EUR	1,681,478	USD	1,921,585	(13,989)
Total Open Forward Foreign Currency Contracts — Currency Risk						$(13,205)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

Currency Abbreviations:

EUR	– Euro
GBP	– British Pound Sterling
USD	– U.S. Dollar

Open Centrally Cleared Credit Default Swap Agreements — Credit Risk
Reference Entity	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Payment Frequency	Maturity Date	Implied Credit Spread(o)	Notional Value	Upfront Payments Paid	Value	Unrealized Appreciation (Depreciation)(p)
Markit CDX North America High Yield Index, Series 31, Version 1	Sell	5.00%	Quarterly	12/20/2023	4.51%	USD 8,500,000	$407,792	$169,430	$(238,362)

(o)

Implied credit spreads represent the current level, as of December 31, 2018 at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

(p)	The daily variation margin receivable (payable) at period end is recorded in the Statement of Assets and Liabilities.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

Statement of Assets and Liabilities

December 31, 2018

Statement of Operations

For the year ended December 31, 2018

Assets:
Investments in securities, at value (Cost $155,853,318)	$139,182,950
Investments in affiliated money market funds, at value and cost	1,038,677
Other investments:
Variation margin receivable — centrally cleared swap agreements	9,721
Unrealized appreciation on forward foreign currency contracts outstanding	784
Foreign currencies, at value (Cost $459,064)	462,126
Receivable for:
Investments sold	407,301
Fund shares sold	128,676
Dividends and interest	2,498,384
Investment for trustee deferred compensation and retirement plans	68,615
Other assets	13,516
Total assets	143,810,750

Liabilities:
Other investments:
Options written, at value (premiums received $44,690)	49,857
Unrealized depreciation on forward foreign currency contracts outstanding	13,989
Payable for:
Investments purchased	1,015,646
Amount due to custodian	314,648
Fund shares reacquired	219,455
Accrued fees to affiliates	116,176
Accrued trustees’ and officers’ fees and benefits	4,365
Accrued other operating expenses	63,944
Trustee deferred compensation and retirement plans	73,599
Total liabilities	1,871,679
Net assets applicable to shares outstanding	$141,939,071

Net assets consist of:
Shares of beneficial interest	$162,187,980
Distributable earnings	(20,248,909)
$141,939,071

Net Assets:
Series I	$55,702,879
Series II	$86,236,192

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	11,010,147
Series II	17,195,056

Series I:
Net asset value per share	$5.06

Series II:
Net asset value per share	$5.02

Investment income:
Interest	$10,093,987
Dividends (net of foreign withholding taxes of $147)	358,554
Dividends from affiliated money market funds	92,102
Total investment income	10,544,643

Expenses:
Advisory fees	1,096,482
Administrative services fees	312,452
Custodian fees	18,204
Distribution fees — Series II	230,040
Transfer agent fees	29,621
Trustees’ and officers’ fees and benefits	22,699
Reports to shareholders	11,791
Professional services fees	515,676
Other	37,076
Total expenses	2,274,041
Less: Fees waived	(5,004)
Net expenses	2,269,037
Net investment income	8,275,606

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(1,029,224)
Foreign currencies	13,290
Forward foreign currency contracts	127,564
Option contracts written	(75,934)
Swap agreements	140,252
(824,052)
Change in net unrealized appreciation (depreciation) of:
Investment securities	(13,177,294)
Foreign currencies	(7,195)
Forward foreign currency contracts	1,959
Option contracts written	(5,167)
Swap agreements	(404,611)
(13,592,308)
Net realized and unrealized gain (loss)	(14,416,360)
Net increase (decrease) in net assets resulting from operations	$(6,140,754)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

Statement of Changes in Net Assets

For the years ended December 31, 2018 and 2017

	2018	2017
Operations:
Net investment income	$8,275,606	$8,625,415
Net realized gain (loss)	(824,052)	1,465,141
Change in net unrealized appreciation (depreciation)	(13,592,308)	766,828
Net increase (decrease) in net assets resulting from operations	(6,140,754)	10,857,384

Distributions to shareholders from distributable earnings(1):
Series I	(4,211,171)	(4,535,246)
Series II	(4,569,006)	(3,468,057)
Total distributions from distributable earnings	(8,780,177)	(8,003,303)

Share transactions-net:
Series I	(17,542,621)	(15,580,462)
Series II	2,229,098	7,275,758
Net increase (decrease) in net assets resulting from share transactions	(15,313,523)	(8,304,704)
Net increase (decrease) in net assets	(30,234,454)	(5,450,623)

Net assets:
Beginning of year	172,173,525	177,624,148
End of year	$141,939,071	$172,173,525

(1)

The Securities and Exchange Commission eliminated the requirement to disclose distribution components separately, except for tax return of capital. For the year ended December 31, 2017, distributions to shareholders from distributable earnings consisted of distributions from net investment income.

Notes to Financial Statements

December 31, 2018

NOTE 1—Significant Accounting Policies

Invesco V.I. High Yield Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is total return, comprised of current income and capital appreciation.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded.

Invesco V.I. High Yield Fund

Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

Invesco V.I. High Yield Fund

D.

Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Lower-Rated Securities — The Fund normally invests at least 80% of its net assets in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims.

J.

Securities Purchased on a When-Issued and Delayed Delivery Basis — The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

K.

Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

L.

Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

Invesco V.I. High Yield Fund

M.

Call Options Purchased and Written — The Fund may write covered call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

N.

Put Options Purchased and Written — The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

O.

Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

Invesco V.I. High Yield Fund

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2018 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

P.

Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

Q.

Other Risks — The Fund invests in corporate loans from U.S. or non-U.S. companies (the “Borrowers”). The investment of the Fund in a corporate loan may take the form of participation interests or assignments. If the Fund purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Fund would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Fund’s rights against the Borrower but also for the receipt and processing of payments due to the Fund under the corporate loans. As such, the Fund is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.

R.

Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

Invesco V.I. High Yield Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $200 million	0.625%
Next $300 million	0.55%
Next $500 million	0.50%
Over $1 billion	0.45%

For the year ended December 31, 2018, the effective advisory fees incurred by the Fund was 0.625%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, formerly Invesco PowerShares Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2019, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 1.50% and Series II shares to 1.75% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2019. During its term, the fee waiver agreement cannot be terminated or amended to increase expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2020, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2018, the Adviser waived advisory fees of $5,004.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2018, Invesco was paid $50,000 for accounting and fund administrative services and was reimbursed $262,452 for fees paid to insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2018, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Invesco V.I. High Yield Fund

Level 3 —

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Dollar Denominated Bonds & Notes	$—	$134,071,941	$0	$134,071,941
Non-U.S. Dollar Denominated Bonds & Notes	—	2,062,056	—	2,062,056
U.S. Treasury Bills	—	1,113,480	—	1,113,480
Variable Rate Senior Loan Interests	—	999,593	—	999,593
Preferred Stocks	807,661	108,900	—	916,561
Common Stocks & Other Equity Interests	9	43	2,157	2,209
Money Market Funds	1,038,677	—	—	1,038,677
Options Purchased	—	17,110	—	17,110
Total Investments in Securities	1,846,347	138,373,123	2,157	140,221,627

Other Investments — Assets*
Forward Foreign Currency Contracts	—	784	—	784

Other Investments — Liabilities*
Forward Foreign Currency Contracts	—	(13,989)	—	(13,989)
Options Written	—	(49,857)	—	(49,857)
Swap Agreements	—	(238,362)	—	(238,362)
	—	(302,208)	—	(302,208)
Total Other Investments	—	(301,424)	—	(301,424)
Total Investments	$1,846,347	$138,071,699	$2,157	$139,920,203

*	Forward foreign currency contracts and swap agreements are valued at unrealized appreciation (depreciation). Options written are shown at value.

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2018:

	Value
Derivative Assets	Credit Risk	Currency Risk	Total
Options purchased, at value — OTC(a)	$17,110	$—	$17,110
Unrealized appreciation on forward foreign currency contracts outstanding	—	784	784
Total Derivative Assets	17,110	784	17,894
Derivatives not subject to master netting agreements	—	—	—
Total Derivative Assets subject to master netting agreements	$17,110	$784	$17,894

Invesco V.I. High Yield Fund

	Value
Derivative Liabilities	Credit Risk	Currency Risk	Total
Unrealized depreciation on swap agreements — Centrally Cleared(b)	$(238,362)	$—	$(238,362)
Options written, at value — OTC	(49,857)	—	(49,857)
Unrealized depreciation on forward foreign currency contracts outstanding	—	(13,989)	(13,989)
Total Derivative Liabilities	(288,219)	(13,989)	(302,208)
Derivatives not subject to master netting agreements	238,362	—	238,362
Total Derivative Liabilities subject to master netting agreements	$(49,857)	$(13,989)	$(63,846)

(a)	Options purchased, at value as reported in the Schedule of Investments.
(b)	The daily variation margin receivable at period-end is recorded in the Statement of Assets and Liabilities.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of December 31, 2018.

	Financial Derivative Assets			Financial Derivative Liabilities				Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Options Purchased	Total Assets	Forward Foreign Currency Contracts	Options Written	Total Liabilities	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Canadian Imperial Bank of Commerce	$784	$—	$784	$—	$—	$—	$784	$—	$—	$784
Goldman Sachs International	—	—	—	(13,989)	—	(13,989)	(13,989)	—	—	(13,989)
Morgan Stanley Capital Services LLC	—	17,110	17,110	—	(49,857)	(49,857)	(32,747)	—	—	(32,747)
Total	$784	$17,110	$17,894	$(13,989)	$(49,857)	$(63,846)	$(45,952)	$—	$—	$(45,952)

Effect of Derivative Investments for the year ended December 31, 2018

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Credit Risk	Currency Risk	Interest Rate Risk	Total
Realized Gain (Loss):
Forward foreign currency contracts	$—	$127,564	$—	$127,564
Options purchased(a)	—	—	(31,822)	(31,822)
Options written	(37,250)	—	(38,684)	(75,934)
Swap agreements	140,252	—	—	140,252
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	—	1,959	—	1,959
Options purchased(a)	(31,680)	—	—	(31,680)
Options written	(5,167)	—	—	(5,167)
Swap agreements	(404,611)	—	—	(404,611)
Total	$(338,456)	$129,523	$(70,506)	$(279,439)

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.

The table below summarizes the twelve month average notional value of forward foreign currency contracts, three month average notional value of options purchased and options written and eleven month average notional value of swap agreements outstanding during the period.

	Forward Foreign Currency Contracts	Options Purchased	Options Written	Swap Agreements
Average notional value	$1,949,648	$12,600,000	$15,933,333	$15,448,814

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

Invesco V.I. High Yield Fund

NOTE 6—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund’s total assets.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2018 and 2017:

	2018	2017
Ordinary income	$8,780,177	$8,003,303

Tax Components of Net Assets at Period-End:

2018
Undistributed ordinary income	$8,674,466
Net unrealized appreciation (depreciation) — investments	(17,037,525)
Net unrealized appreciation — foreign currencies	3,111
Temporary book/tax differences	(67,354)
Capital loss carryforward	(11,821,607)
Shares of beneficial interest	162,187,980
Total net assets	$141,939,071

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and forward foreign currency contracts.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of December 31, 2018 as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$6,475,665	$5,345,942	$11,821,607

*

Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2018 was $110,687,977 and $124,009,686, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$337,734
Aggregate unrealized (depreciation) of investments	(17,375,259)
Net unrealized appreciation (depreciation) of investments	$(17,037,525)

Cost of investments for tax purposes is $157,365,520.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and swap agreements income, on December 31, 2018, undistributed net investment income was increased by $499,792 and undistributed net realized gain (loss) was decreased by $499,792. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

Invesco V.I. High Yield Fund

NOTE 10—Share Information

	Summary of Share Activity
	Years ended December 31,
	2018(a)		2017
	Shares	Amount	Shares	Amount
Sold:
Series I	14,839,601	$80,754,950	11,501,884	$63,906,862
Series II	3,110,907	16,714,977	2,531,262	13,924,938

Issued as reinvestment of dividends:
Series I	793,064	4,211,171	829,113	4,535,246
Series II	866,984	4,569,006	637,511	3,468,057

Reacquired:
Series I	(19,216,611)	(102,508,742)	(15,263,276)	(84,022,570)
Series II	(3,585,217)	(19,054,885)	(1,841,220)	(10,117,237)
Net increase (decrease) in share activity	(3,191,272)	$(15,313,523)	(1,604,726)	$(8,304,704)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 61% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Series I
Year ended 12/31/18	$5.51	$0.26	$(0.43)	$(0.17)	$(0.28)	$5.06	(3.35)%	$55,703	1.17	%(d)	1.17	%(d)	4.84	%(d)	66%
Year ended 12/31/17	5.40	0.26	0.08	0.34	(0.23)	5.51	6.30	80,372	0.99		1.00		4.73		73
Year ended 12/31/16	5.06	0.28	0.28	0.56	(0.22)	5.40	11.21	94,653	0.96		0.96		5.25		99
Year ended 12/31/15	5.53	0.29	(0.46)	(0.17)	(0.30)	5.06	(3.17)	73,594	1.03		1.03		5.23		99
Year ended 12/31/14	5.70	0.29	(0.19)	0.10	(0.27)	5.53	1.73	94,345	0.92		0.98		5.11		103
Series II
Year ended 12/31/18	5.46	0.25	(0.42)	(0.17)	(0.27)	5.02	(3.43)	86,236	1.42	(d)	1.42	(d)	4.59	(d)	66
Year ended 12/31/17	5.36	0.25	0.07	0.32	(0.22)	5.46	5.93	91,802	1.24		1.25		4.48		73
Year ended 12/31/16	5.03	0.26	0.28	0.54	(0.21)	5.36	10.83	82,971	1.21		1.21		5.00		99
Year ended 12/31/15	5.50	0.27	(0.45)	(0.18)	(0.29)	5.03	(3.37)	70,840	1.28		1.28		4.98		99
Year ended 12/31/14	5.67	0.28	(0.19)	0.09	(0.26)	5.50	1.59	59,683	1.17		1.23		4.86		103

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $83,421 and $92,016 for Series I and Series II shares, respectively.

Invesco V.I. High Yield Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

and Shareholders of Invesco V.I. High Yield Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. High Yield Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

February 14, 2019

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. High Yield Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2018 through December 31, 2018.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (07/01/18)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/18)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/18)	Expenses Paid During Period[2]
Series I	$1,000.00	$973.50	$4.68	$1,020.47	$4.79	0.94%
Series II	1,000.00	972.90	5.92	1,019.21	6.06	1.19

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2018 through December 31, 2018, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. High Yield Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2018:

Federal and State Income Tax
Corporate Dividends Received Deduction*	1.33%
U.S. Treasury Obligations*	0.04%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. High Yield Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

Invesco V.I. High Yield Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesse Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	1998	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	158	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None
Christopher L. Wilson — 1957 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	ISO New England, Inc. (non-profit organization managing regional electricity market)

Invesco V.I. High Yield Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor — 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC; Secretary and Vice President, Jemstep, Inc.

Formerly: Head of Legal, Worldwide Institutional; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

Invesco V.I. High Yield Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. High Yield Fund

Annual Report to Shareholders	December 31, 2018

Invesco V.I. International Growth Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The Fund’s Form N-Q (or any successor Form) filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q (or any successor Form), have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/ proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Invesco Distributors, Inc.	VIIGR-AR-1	02152019 1202

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2018, Series I shares of Invesco V.I. International Growth Fund (the Fund) underperformed the Custom Invesco International Growth Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/17 to 12/31/18, excluding variable product issuer charges.

If variable product issuer charges were included, returns would be lower.

Series I Shares	-14.97%
Series II Shares	-15.20
MSCI All Country World ex-U.S. Index▼ (Broad Market Index)	-14.20
Custom Invesco International Growth Index∎ (Style-Specific Index)	-14.43
Lipper VUF International Large-Cap Growth Funds Index♦ (Peer Group Index)	-13.90
Source(s): ▼RIMES Technologies Corp.; ∎Invesco, RIMES Technologies Corp.; ♦Lipper Inc.

Market conditions and your Fund

Calendar year 2018 proved to be an increasingly volatile time for global equities. After strong positive returns in January, global equities sold off sharply in February as rising inflation spurred concern that central banks would raise interest rates at a faster pace than previously expected. Through the rest of the first quarter, equity markets struggled to regain momentum, hampered by global trade tensions and weakness in technology stocks. Somewhat counterintuitively, emerging markets generally held up better than developed markets in this volatile environment.

    Significant market and currency volatility continued during the second quarter of 2018. While most domestic equity indexes delivered positive performance for the second quarter, most major international indexes had negative results. Many international stocks struggled as investors worried that heightened global trade tensions would derail economic growth. Other concerns such as geopolitical uncertainty and the potential impact of higher interest rates also weakened investor sentiment. In this environment, developed markets held up better than emerging markets. After a relatively quiet summer, market volatility markedly rose again in October. Global equity markets (particularly the US) declined sharply in the fourth quarter amid rising interest rates and concerns that higher inflation could result in a more restrictive monetary policy. Investors also had concerns over the Brexit negotiations, ongoing US-China trade tensions, declining oil prices and fears of slowing economic growth, particularly in the eurozone.

    Given signs of a strong economy, the US Federal Reserve (the Fed) raised interest rates four times during the year. Following December’s meeting, the Fed raised interest rates by 25 basis points and lowered guidance from three to two rate hikes in 2019, signaling a slightly more dovish stance than expected.1 In contrast, the European Central Bank held rates steady, indicating it would do so at least through the summer of 2019; however, it announced that its bond buying program would be discontinued at year end. Central banks in several other countries maintained extraordinarily accommodative monetary policies, as well.

    Regardless of the macroeconomic environment, we remain focused on our bottom-up investment approach of identifying attractive companies that we believe have sustainable earnings growth, efficient capital allocation and attractive prices.

    During the year, Fund holdings in the information technology (IT) and health care sectors outperformed those of the style-specific index and were among the most significant contributors to the Fund’s relative performance. In the IT sector, Canadian IT consulting and outsourcing company CGI Group and US-based semiconductor company Broadcom contributed to relative Fund performance. In the health care sector, Switzerland-based pharmaceutical company Novartis and Australia-based biotechnology company CSL were key contributors to the Fund’s performance relative to the style-specific benchmark for the year. The Fund’s modest cash position, in a generally weak market environment, contributed favorably to relative results as well.

    During the second part of the year, we saw evidence of change in the market as investors appeared to refocus on valuation and risk. Evidence of this shift included a weak and volatile performance from a number of richly-valued momentum growth stocks that performed well in the first half of the year, including China-based Tencent Holdings (not a Fund holding), Alibaba Group and South Africa-based Naspers (not a Fund holding). An underweight allocation to Alibaba versus the style-specific index, as well as not owning Tencent and Naspers, contributed to the Fund’s relative performance for the year. Alibaba has been on our “wish list” for some time; however, we waited patiently for the stock’s valuation to come down to a more attractive entry point before we were willing to add it to the port-

Portfolio Composition
By sector	% of total net assets

Financials	21.5%
Consumer Staples	18.2
Industrials	16.1
Information Technology	14.6
Consumer Discretionary	8.3
Communication Services	5.4
Health Care	4.9
Energy	4.6
Materials	2.9
Money Market Funds Plus Other Assets Less Liabilities	3.5

Top 10 Equity Holdings*
% of total net assets

1. Investor AB-Class B	3.2%
2. CGI Group Inc.-Class A	3.2
3. Broadcom Inc.	2.9
4. SAP S.E.	2.3
5. RELX PLC	2.3
6. Wolters Kluwer N.V.	2.2
7. Taiwan Semiconductor Manufacturing Co. Ltd.-ADR	2.2
8. Allianz S.E.	2.2
9. Fomento Economico Mexicano, S.A.B. de C.V.-ADR	2.2
10. Hoya Corp.	2.1

Total Net Assets	$1.3 billion

Total Number of Holdings*	66
The Fund’s holdings are subject to change, and
there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.
Data presented here are as of December 31, 2018.

Invesco V.I. International Growth Fund

folio. Weakness at the end of the year provided us the opportunity, and we added the holding in October 2018.

    The Fund’s holdings in the consumer staples sector, however, underperformed those of the style-specific benchmark and were the most significant detractors from the Fund’s relative performance during the year. In the consumer staples sector, particular weakness was seen in the Fund’s food, beverage and tobacco industry stocks, including UK-based British American Tobacco and Japan-based

Asahi Group Holdings. Weakness was also seen in the Fund’s holdings in the energy and industrials sectors. Declining energy prices and concerns regarding the trajectory of the economy caused the oil services industry to perform poorly during the year. In the industrials sector, key detractors included Germany-based companies GEA Group and Deutsche Post.

    South Korea-based Naver, the leading internet search portal operator in Korea (sometimes referred to as the “Google of Korea”), was among the Fund’s largest individual detractors for the year. Although the company continued to report strong growth, supported in part by a robust e-commerce and payments business, we remained concerned as we believe the company’s investment spend is greater than expected, resulting in pressure on margins and returns. As an example, Naver aggressively invested in video content to avoid potential advertising share loss, however gaining market share in this space could prove to be challenging due to the presence of strong competition.

    During the year, we looked for opportunities to improve the growth potential and quality of the Fund’s portfolio by adding companies based on our EQV outlook for each company. We took advantage of market volatility during the year to put some cash to work at more attractive valuation levels. We added several new holdings, including UK-based global oilfield services and equipment company TechnipFMC, Italy-based bank FinecoBank and China-based fast-food restaurant operator Yum China Holdings. Deteriorating fundamentals and/or valuations led to the sale of several holdings, including Lloyds Banking and Fairfax Financial Holdings.

    As always, regardless of the macroeconomic environment, we remain focused on a bottom-up investment approach of identifying attractive companies that fit our EQV-focused investment process. We continue to look for companies that exhibit the following characteristics: strong organic growth, high returns on capital, pricing power, strong balance sheets, cash generation, and reasonable valuations. In addition, we continue to favor companies that are able to consistently generate cash during weak economic environments. We believe that this balanced EQV-focused approach may help deliver attractive returns over the long term.

    We thank you for your continued investment in Invesco V.I. International Growth Fund.

1	Source: US Federal Reserve

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Clas Olsson Portfolio Manager and Chief Investment Officer of Invesco’s International and Global Growth Team, is
manager of Invesco V.I. International Growth Fund. He joined Invesco in 1994. Mr. Olsson became a commissioned officer at the Royal Swedish Naval Academy in 1988. He also earned a BBA from The University of Texas at Austin.

Brent Bates Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. International Growth Fund. He joined
Invesco in 1996. Mr. Bates earned a BBA from Texas A&M University and is a Certified Public Accountant.

Matthew Dennis Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. International Growth Fund. He joined
Invesco in 2000. Mr. Dennis earned a BA in economics from The University of Texas at Austin and an MS in finance from Texas A&M University.

Mark Jason Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. International Growth Fund. He joined
Invesco in 2001. Mr. Jason earned a BS in finance and a BS in real estate from California State University, Northridge.

Richard Nield Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. International Growth Fund. He joined
Invesco in 2000. Mr. Nield earned a Bachelor of Commerce degree in finance and international business from McGill University in Montreal.

Invesco V.I. International Growth Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/08

1	Source: Lipper Inc.
2	Source(s): Invesco, RIMES Technologies Corp.
3	Source: RIMES Technologies Corp.

Past performance cannot guarantee

comparable future results.

Average Annual Total Returns
As of 12/31/18

Series I Shares
Inception (5/5/93)	6.43%
10 Years	7.16
5 Years	0.40
1 Year	-14.97

Series II Shares
Inception (9/19/01)	6.24%
10 Years	6.89
5 Years	0.15
1 Year	-15.20

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures in the table and chart do not reflect deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.93% and 1.18%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.94% and 1.19%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. International Growth Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly.

Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2020. See current prospectus for more information.

Invesco V.I. International Growth Fund

Invesco V.I. International Growth Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2018, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.

Principal risks of investing in the Fund

Depositary receipts risk. Investing in depositary receipts involves the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.

    Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Derivatives strategies may not always be successful. For example, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

    Emerging markets securities risk.

Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. The Fund’s investments in China A-shares are subject to trading restrictions, quota limitations and clearing and settlement risks. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.

    Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.

    Geographic focus risk. The Fund may from time to time invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. Adverse economic, political or social conditions in those countries may therefore have a significant negative impact on the Fund’s investment performance.

    Growth investing risk. Growth stocks tend to be more expensive relative to the issuing company’s earnings or assets compared with other types of stock. As a result, they tend to be more sensitive to changes in, or investors’ expectations of, the issuing company’s earnings and can be more volatile.

    Investing in the European Union risk. Investments in certain countries in the European Union are susceptible to high economic risks associated with high levels of debt, such as investments in sovereign debt of Greece, Italy and Spain. Efforts of the member states to further unify their economic and monetary policies may increase the potential for the downward movement of one member state’s market to cause a similar effect on other member states’ markets. Separately, the European Union faces issues involving its membership, structure, procedures and policies. The exit of one or more member states from the European Union, such as the United Kingdom (UK) which has announced its intention to exit, would place its currency and banking system in jeopardy. The exit by the UK or other member states will likely result in increased volatility, illiquidity and potentially lower economic growth in the affected markets, which will adversely affect the Fund’s investments.

    Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.

    Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset

Invesco V.I. International Growth Fund

classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.

    Mid-capitalization companies risk. Mid-capitalization companies tend to be more vulnerable to changing market conditions and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.

    Preferred securities risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.

About indexes used in this report

The MSCI All Country World ex-U.S. Index is an index considered representative of developed and emerging market stock markets, excluding the US. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

    The Custom Invesco International Growth Index is composed of the MSCI EAFE Growth Index through February 28, 2013, and the MSCI All Country World ex-U.S. Growth Index thereafter.

    The Lipper VUF International Large-Cap Growth Funds Index is an unmanaged index considered representative of international large-cap growth variable insurance underlying funds tracked by Lipper.

    The MSCI EAFE® Growth Index is an unmanaged index considered representative of the growth stocks of Europe, Australasia and the Far East. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

    The MSCI All Country World ex-U.S. Growth Index is a market capitalization weighted index that includes growth companies in developed and emerging markets, excluding the US. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

CPA® and Certified Public Accountant® are trademarks owned by the American Institute of Certified Public Accountants.

    The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

    Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Invesco V.I. International Growth Fund

Schedule of Investments

December 31, 2018

	Shares	Value
Common Stocks & Other Equity Interests–96.43%
Australia–3.55%
Amcor Ltd.	2,117,317	$19,760,148
Brambles Ltd.	2,318,084	16,572,333
CSL Ltd.	69,497	9,063,619
		45,396,100

Brazil–3.53%
B3 S.A.–Brasil, Bolsa, Balcão	3,658,134	25,304,670
Banco Bradesco S.A.–ADR	2,004,498	19,824,485
		45,129,155

Canada–9.23%
Canadian National Railway Co.	259,845	19,244,747
CGI Group Inc.–Class A(a)	664,646	40,651,876
Great-West Lifeco Inc.	322,914	6,665,482
Nutrien Ltd.	359,018	16,862,170
PrairieSky Royalty Ltd.	1,203,731	15,580,081
Suncor Energy, Inc.	676,754	18,901,721
		117,906,077

China–7.13%
Alibaba Group Holding Ltd.–ADR(a)	100,373	13,758,127
Baidu, Inc.–ADR(a)	95,646	15,169,456
Henan Shuanghui Investment & Development Co., Ltd.–Class A	4,727,478	16,243,239
Kweichow Moutai Co., Ltd.–Class A	257,580	22,135,365
New Oriental Education & Technology Group, Inc.–ADR(a)	56,900	3,118,689
Wuliangye Yibin Co., Ltd.–Class A	1,341,197	9,939,278
Yum China Holdings, Inc.	318,262	10,671,325
		91,035,479

Denmark–1.44%
Carlsberg A/S–Class B	172,719	18,375,320

France–8.20%
EssilorLuxottica S.A.	130,234	16,444,931
Pernod Ricard S.A.	109,238	17,935,342
Schneider Electric S.E.	385,643	26,245,708
Vinci S.A.	318,308	26,157,860
Vivendi S.A.	739,058	17,957,124
		104,740,965

Germany–7.81%
Allianz S.E.	138,948	27,882,222
Deutsche Boerse AG	221,702	26,658,874
Deutsche Post AG	243,530	6,671,474
GEA Group AG	355,340	9,160,440
SAP S.E.	295,434	29,425,232
		99,798,242

Hong Kong–0.51%
CK Hutchison Holdings Ltd.	681,768	6,515,174

	Shares	Value
Italy–3.37%
FinecoBank Banca Fineco S.p.A.	1,243,666	$12,508,035
Intesa Sanpaolo S.p.A.	6,257,630	13,868,630
Mediobanca Banca di Credito Finanziario S.p.A	1,979,043	16,724,990
		43,101,655

Japan–8.46%
Asahi Group Holdings, Ltd.	495,400	19,350,052
FANUC Corp.	142,800	21,468,221
Hoya Corp.	448,400	27,407,233
Japan Tobacco Inc.	322,400	7,648,913
Kao Corp.	199,000	14,671,456
Keyence Corp.	34,900	17,588,922
		108,134,797

Macau–1.81%
Galaxy Entertainment Group Ltd.	3,684,000	23,123,415

Mexico–2.17%
Fomento Economico Mexicano, S.A.B. de C.V.–ADR	322,062	27,713,435

Netherlands–3.47%
ING Groep N.V.	1,483,042	15,893,503
Wolters Kluwer N.V.	482,157	28,472,958
		44,366,461

Singapore–2.06%
United Overseas Bank Ltd.	1,469,766	26,343,786

South Korea–2.72%
NAVER Corp.(a)	167,376	18,236,915
Samsung Electronics Co., Ltd.	476,919	16,501,718
		34,738,633

Spain–1.38%
Amadeus IT Group S.A.	252,134	17,575,608

Sweden–3.23%
Investor AB–Class B	969,282	41,197,685

Switzerland–6.77%
Compagnie Financiere Richemont S.A.	322,267	20,711,274
Julius Baer Group Ltd.	386,964	13,827,686
Kuehne + Nagel International AG	123,190	15,880,712
Novartis AG	310,876	26,626,026
UBS Group AG	754,460	9,417,894
		86,463,592

Taiwan–2.20%
Taiwan Semiconductor Manufacturing Co. Ltd.–ADR	762,030	28,126,527

Thailand–0.51%
Kasikornbank PCL–NVDR	1,139,200	6,482,216

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. International Growth Fund

	Shares	Value
Turkey–0.89%
Akbank T.A.S.	8,823,615	$11,407,305

United Kingdom–11.49%
British American Tobacco PLC	561,246	17,884,101
Compass Group PLC	852,958	17,907,581
Informa PLC	2,246,117	18,010,946
Reckitt Benckiser Group PLC	294,676	22,503,229
RELX PLC	1,399,205	28,738,159
Royal Dutch Shell PLC–Class B	423,872	12,613,060
TechnipFMC PLC	602,499	12,146,023
Unilever N.V.	312,401	16,973,199
		146,776,298

United States–4.50%
Broadcom Inc.	144,724	36,800,419
Philip Morris International Inc.	309,816	20,683,316
		57,483,735
Total Common Stocks & Other Equity Interests (Cost $1,043,712,551)		1,231,931,660

	Shares	Value
Money Market Funds–3.61%
Invesco Government & Agency Portfolio–Institutional Class, 2.30%(b)	16,136,894	$16,136,894
Invesco Liquid Assets Portfolio–Institutional Class, 2.48%(b)	11,534,780	11,535,934
Invesco Treasury Portfolio–Institutional Class, 2.30%(b)	18,442,164	18,442,164
Total Money Market Funds (Cost $46,114,764)		46,114,992
TOTAL INVESTMENTS IN SECURITIES–100.04% (Cost $1,089,827,315)		1,278,046,652
OTHER ASSETS LESS LIABILITIES–(0.04)%		(543,631)
NET ASSETS–100.00%		$1,277,503,021

Investment Abbreviations:

ADR	– American Depositary Receipt
NVDR	– Non-Voting Depositary Receipt

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of December 31, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. International Growth Fund

Statement of Assets and Liabilities

December 31, 2018

Statement of Operations

For the year ended December 31, 2018

Assets:
Investments in securities, at value (Cost $1,043,712,551)	$1,231,931,660
Investments in affiliated money market funds, at value (Cost $46,114,764)	46,114,992
Foreign currencies, at value (Cost $1,088,059)	1,057,068
Receivable for:
Investments sold	2,782,018
Fund shares sold	417,460
Dividends	4,273,890
Reimbursement due from advisor	663,572
Other receivables	557,136
Investment for trustee deferred compensation and retirement plans	229,647
Total assets	1,288,027,443

Liabilities:
Payable for:
Investments purchased	7,791,239
Amount due to custodian	27,681
Fund shares reacquired	1,106,197
Accrued foreign taxes	24,371
Accrued fees to affiliates	1,131,693
Accrued trustees’ and officers’ fees and benefits	7,800
Accrued other operating expenses	178,619
Trustee deferred compensation and retirement plans	256,822
Total liabilities	10,524,422
Net assets applicable to shares outstanding	$1,277,503,021

Net assets consist of:
Shares of beneficial interest	$1,007,092,677
Distributable earnings	270,410,344
$1,277,503,021

Net Assets:
Series I	$414,774,287
Series II	$862,728,734

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	12,575,757
Series II	26,531,725
Series I:
Net asset value per share	$32.98
Series II:
Net asset value per share	$32.52

Investment income:
Dividends (net of foreign withholding taxes of $4,217,053)	$45,182,254
Dividends from affiliated money market funds	1,336,536
Total investment income	46,518,790

Expenses:
Advisory fees	12,383,862
Administrative services fees	3,001,300
Custodian fees	505,033
Distribution fees — Series II	3,019,656
Transfer agent fees	91,762
Trustees’ and officers’ fees and benefits	45,568
Reports to shareholders	10,517
Professional services fees	99,871
Other	33,040
Total expenses	19,190,609
Less: Fees waived	(100,543)
Net expenses	19,090,066
Net investment income	27,428,724

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investment securities (net of foreign taxes of $434,129 and net gains from a redemption-in-kind of $54,855,983)	142,939,837
Foreign currencies	(1,423,189)
141,516,648
Change in net unrealized appreciation (depreciation) of:
Investment securities (net of foreign taxes of $1,418,230)	(430,629,707)
Foreign currencies	(58,680)
(430,688,387)
Net realized and unrealized gain (loss)	(289,171,739)
Net increase (decrease) in net assets resulting from operations	$(261,743,015)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. International Growth Fund

Statement of Changes in Net Assets

For the years ended December 31, 2018 and 2017

	2018	2017
Operations:
Net investment income	$27,428,724	$22,677,714
Net realized gain	141,516,648	63,556,696
Change in net unrealized appreciation (depreciation)	(430,688,387)	307,045,299
Net increase (decrease) in net assets resulting from operations	(261,743,015)	393,279,709

Distributions to shareholders from distributable earnings(1):
Series I	(14,207,500)	(8,599,101)
Series II	(29,812,608)	(17,155,517)
Total distributions from distributable earnings	(44,020,108)	(25,754,618)

Share transactions–net:
Series I	(118,679,986)	(25,091,564)
Series II	(374,671,558)	25,903,929
Net increase (decrease) in net assets resulting from share transactions	(493,351,544)	812,365
Net increase (decrease) in net assets	(799,114,667)	368,337,456

Net assets:
Beginning of year	2,076,617,688	1,708,280,232
End of year	$1,277,503,021	$2,076,617,688

(1)

The Securities and Exchange Commission eliminated the requirement to disclose distribution components separately, except for tax return of capital. For the year ended December 31, 2017, distributions to shareholders from distributable earnings consisted of distributions from net investment income.

Notes to Financial Statements

December 31, 2018

NOTE 1—Significant Accounting Policies

Invesco V.I. International Growth Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual

Invesco V.I. International Growth Fund

trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Invesco V.I. International Growth Fund

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.75%
Over $250 million	0.70%

For the year ended December 31, 2018, the effective advisory fees incurred by the Fund was 0.71%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, formerly Invesco PowerShares Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2019, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed

Invesco V.I. International Growth Fund

below) of Series I shares to 2.25% and Series II shares to 2.50% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2019. During its term, the fee waiver agreement cannot be terminated or amended to increase expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2020, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2018, the Adviser waived advisory fees of $100,543.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2018, Invesco was paid $382,664 for accounting and fund administrative services and was reimbursed $2,618,636 for fees paid to insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2018, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Invesco V.I. International Growth Fund

The following is a summary of the tiered valuation input levels, as of December 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Australia	$45,396,100	$—	$—	$45,396,100
Brazil	45,129,155	—	—	45,129,155
Canada	117,906,077	—	—	117,906,077
China	91,035,479	—	—	91,035,479
Denmark	—	18,375,320	—	18,375,320
France	17,935,342	86,805,623	—	104,740,965
Germany	99,798,242	—	—	99,798,242
Hong Kong	—	6,515,174	—	6,515,174
Italy	29,233,025	13,868,630	—	43,101,655
Japan	—	108,134,797	—	108,134,797
Macau	—	23,123,415	—	23,123,415
Mexico	27,713,435	—	—	27,713,435
Netherlands	—	44,366,461	—	44,366,461
Singapore	—	26,343,786	—	26,343,786
South Korea	—	34,738,633	—	34,738,633
Spain	17,575,608	—	—	17,575,608
Sweden	—	41,197,685	—	41,197,685
Switzerland	—	86,463,592	—	86,463,592
Taiwan	28,126,527	—	—	28,126,527
Thailand	—	6,482,216	—	6,482,216
Turkey	—	11,407,305	—	11,407,305
United Kingdom	34,857,300	111,918,998	—	146,776,298
United States	57,483,735	—	—	57,483,735
Money Market Funds	46,114,992	—	—	46,114,992
Total Investments	$658,305,017	$619,741,635	$—	$1,278,046,652

NOTE 4—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Invesco V.I. International Growth Fund

NOTE 6—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2018 and 2017:

	2018	2017
Ordinary income	$32,026,526	$25,754,618
Long-term capital gain	11,993,582	—
Total distributions	$44,020,108	$25,754,618

Tax Components of Net Assets at Period-End:

2018
Undistributed ordinary income	$19,388,101
Undistributed long-term gain	86,181,067
Net unrealized appreciation — investments	165,056,265
Net unrealized appreciation — foreign currencies	27,335
Temporary book/tax differences	(242,424)
Shares of beneficial interest	1,007,092,677
Total net assets	$1,277,503,021

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales and passive foreign investment companies.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2018.

On October 22, 2018, 4,936,732 of Series II shares valued at $169,724,861, were redeemed by a significant shareholder and settled through a redemption-in-kind transaction, of which $21,227,131 consisted of cash, which resulted in a realized gain of $54,855,983 to the Fund for book purposes. From a federal income tax perspective, the realized gains are not recognized.

NOTE 7—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2018 was $584,470,238 and $846,681,842, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$273,816,513
Aggregate unrealized (depreciation) of investments	(108,760,248)
Net unrealized appreciation of investments	$165,056,265

Cost of investments for tax purposes is $1,112,990,387.

NOTE 8—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of redemption in-kind and foreign currency transactions, on December 31, 2018, undistributed net investment income was increased by $1,319,583, undistributed net realized gain was decreased by $50,618,713 and shares of beneficial interest was increased by $49,299,130. This reclassification had no effect on the net assets of the Fund.

Invesco V.I. International Growth Fund

NOTE 9—Share Information

	Summary of Share Activity
	Years ended December 31,
	2018(a)		2017
	Shares	Amount	Shares	Amount
Sold:
Series I	1,795,725	$68,266,200	2,055,141	$75,392,382
Series II	3,256,967	122,515,503	5,918,465	210,230,623

Issued as reinvestment of dividends:
Series I	378,411	14,076,897	220,254	8,521,626
Series II	812,333	29,812,608	449,451	17,155,517

Reacquired:
Series I	(5,338,737)	(201,023,083)	(2,968,744)	(109,005,572)
Series II	(14,373,620)	(526,999,669)	(5,526,752)	(201,482,211)
Net increase (decrease) in share activity	(13,468,921)	$(493,351,544)	147,815	$812,365

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 41% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Series I
Year ended 12/31/18	$39.89	$0.66	$(6.51)	$(5.85)	$(0.79)	$(0.27)	$(1.06)	$32.98	(14.97)%	$414,774	0.92	%(d)	0.93	%(d)	1.74	%(d)	35%
Year ended 12/31/17	32.89	0.49	7.06	7.55	(0.55)	—	(0.55)	39.89	23.00	627,894	0.92		0.93		1.34		34
Year ended 12/31/16	33.49	0.50	(0.63)	(0.13)	(0.47)	—	(0.47)	32.89	(0.45)	540,460	0.95		0.96		1.51		18
Year ended 12/31/15	34.87	0.48	(1.33)	(0.85)	(0.53)	—	(0.53)	33.49	(2.34)	601,760	1.00		1.01		1.35		22
Year ended 12/31/14	35.32	0.56	(0.44)	0.12	(0.57)	—	(0.57)	34.87	0.33	647,530	1.01		1.02		1.58		26
Series II
Year ended 12/31/18	39.33	0.56	(6.42)	(5.86)	(0.68)	(0.27)	(0.95)	32.52	(15.18)	862,729	1.17	(d)	1.18	(d)	1.49	(d)	35
Year ended 12/31/17	32.44	0.40	6.96	7.36	(0.47)	—	(0.47)	39.33	22.73	1,448,723	1.17		1.18		1.09		34
Year ended 12/31/16	33.04	0.41	(0.62)	(0.21)	(0.39)	—	(0.39)	32.44	(0.70)	1,167,820	1.20		1.21		1.26		18
Year ended 12/31/15	34.42	0.38	(1.31)	(0.93)	(0.45)	—	(0.45)	33.04	(2.61)	1,169,823	1.25		1.26		1.10		22
Year ended 12/31/14	34.88	0.47	(0.43)	0.04	(0.50)	—	(0.50)	34.42	0.09	1,079,488	1.26		1.27		1.33		26

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $543,404 and $1,207,862 for Series I and Series II shares, respectively.

Invesco V.I. International Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

and Shareholders of Invesco V.I. International Growth Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. International Growth Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

February 14, 2019

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. International Growth Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2018 through December 31, 2018.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (07/01/18)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/18)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/18)	Expenses Paid During Period[2]
Series I	$1,000.00	$902.00	$4.41	$1,020.57	$4.69	0.92%
Series II	1,000.00	900.60	5.60	1,019.31	5.96	1.17

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2018 through December 31, 2018, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. International Growth Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2018:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$11,993,582
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	0%
Foreign Taxes	$0.0861	per share
Foreign Source Income	$1.0128	per share

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. International Growth Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

Invesco V.I. International Growth Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesse Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	1998	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	158	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None
Christopher L. Wilson — 1957 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	ISO New England, Inc. (non-profit organization managing regional electricity market)

Invesco V.I. International Growth Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor — 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC; Secretary and Vice President, Jemstep, Inc.

Formerly: Head of Legal, Worldwide Institutional; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

Invesco V.I. International Growth Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. International Growth Fund

Annual Report to Shareholders	December 31, 2018

Invesco V.I. Managed Volatility Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The Fund’s Form N-Q (or any successor Form) filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q (or any successor Form), have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Invesco Distributors, Inc.	I-VIMGV-AR-1	02152019 1147

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2018, Series I shares of Invesco V.I. Managed Volatility Fund (the Fund) underperformed the Russell 1000 Value Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/17 to 12/31/18, excluding variable product issuer charges.

If variable product issuer charges were included, returns would be lower.

Series I Shares	-11.00%
Series II Shares	-11.28
Russell 1000 Value Index▼(Broad Market Index)	-8.27
Bloomberg Barclays U.S. Government/Credit Index∎(Style-Specific Index)	-0.42
Lipper VUF Mixed-Asset Target Allocation Growth Funds Index♦(Peer Group Index)	-6.39

Source(s): ▼RIMES Technologies Corp.; ∎FactSet Research Systems Inc.; ♦Lipper Inc.

Market conditions and your Fund

Calendar year 2018 proved to be an increasingly volatile time for US equities. In January 2018, US equity markets steadily moved higher, as investors remained enthused about the passage of the Tax Cuts and Jobs Act signed into law in late December 2017. However, in February 2018, volatility returned to the US stock and bond markets. Worries about how rising interest rates might affect economic growth, concerns about a potential trade war and heightened geopolitical tensions caused the US stock markets to pull back and volatility to increase.

    US equity markets generally recovered in the second quarter of 2018 as strong US retail sales and low unemployment buoyed markets. Throughout the summer, US equities moved higher as corporate profits surged. Several US equity indexes reached new highs despite potential headwinds including trade tensions, tariff announcements and contagion concerns over a Turkish currency crisis. After a relatively quiet summer, market volatility noticeably rose in October, as US equity markets suffered a sharp sell-off through year-end, amid rising interest rates and concerns that higher inflation could mean a more restrictive monetary policy. In this environment, there was a flight to safety, as investors fled to defensive areas of the equities markets, like health care and utilities, and US Treasuries.

    Given signs of a strong economy, the US Federal Reserve raised interest rates four times during the year: in March, June, September and December 2018. Following December’s Federal Reserve meeting, Chairman Jerome Powell raised interest rates for the fourth time in 2018 by 25 basis points to a targeted range of

2.25% to 2.50%, and lowered guidance from three to two rate hikes in 2019, signaling a slightly more dovish stance than expected.1 In contrast, the European Central Bank and central banks in several other countries maintained extraordinarily accommodative monetary policies.

    During the year, nine of the 11 sectors within the Russell 1000 Value Index posted negative returns. The industrials and energy sectors were the weakest-performing sectors, posting double-digit losses, while health care and utilities were the only sectors with positive returns.

    Stock selection in the industrials sector was a large contributor to the Fund’s performance relative to its style-specific benchmark for the year. CSX, a rail-based transportation services firm, was one of the top contributors within the sector. The company reported strong earnings and revenues in July 2018 as it benefited from improved profit margins and a lower tax rate. Having no exposure to General Electric was also a large contributor to the Fund’s relative performance, as the stock performed poorly for the year.

    Stock selection in the materials sector also contributed to the Fund’s performance relative to its style-specific benchmark for the year. Notably, The Mosaic Company, a potash and phosphate supplier was a contributor to the Fund’s performance. An upbeat earnings outlook, healthy prospects from the Vale Fertilizantes (not a Fund holding) buyout along with strong demand and pricing fundamentals for crop nutrients contributed to the strong performance.

    Stock selection in information technology (IT) also boosted the Fund’s performance versus the style-specific benchmark for the year. Within IT, QUALCOMM and Oracle were key contributors. During the third quarter, QUALCOMM reported better-than-expected earnings and announced a share repurchase plan totaling $30 billion after the company terminated its plan to purchase NXP Semiconductors (not a Fund holding).

    During the year, a large driver of underperformance relative to the style-specific benchmark was stock selection within the financials sector – notably within banks and capital markets. Financials were negatively impacted by the flattening yield curve and subsequent

Portfolio Composition
By sector	% of total net assets

Financials	25.0%
Health Care	16.2
Information Technology	10.3
US Treasury Securities	10.0
Energy	9.6
Consumer Discretionary	6.3
Communication Services	5.8
Industrials	4.3
Consumer Staples	4.2
Materials	1.7
Utilities	1.2
Real Estate	0.6
Money Market Funds
Plus Other Assets Less Liabilities	4.8

Top 10 Equity Holdings*
% of total net assets

1. Citigroup Inc.	2.4%
2. Bank of America Corp.	2.3
3. Johnson & Johnson	2.0
4. JPMorgan Chase & Co.	2.0
5. American International Group, Inc.	1.6
6. General Motors Co.	1.6
7. CVS Health Corp.	1.5
8. Morgan Stanley	1.4
9. Oracle Corp.	1.3
10. Mondelez International, Inc.-Class A	1.3

Total Net Assets	$35.6 million

Total Number of Holdings*	259

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of December 31, 2018.

Invesco V.I. Managed Volatility Fund

concerns over a recession due to a slowing economy. Within the sector, Citigroup, Morgan Stanley and State Street were key detractors. At the close of the year, we still believed that large banks and capital markets were attractively valued, had strong balance sheets and have the potential for future growth as they continued to return high levels of capital to shareholders in the form of stock buybacks and dividends.

    Stock selection in and overweight allocation to the energy sector also dampened the Fund’s performance relative to its style-specific benchmark for the year. Oil prices declined sharply during the fourth quarter, falling from roughly $75 per barrel in early October to the mid $40s per barrel in late December. As energy stocks fell in tandem, a number of the Fund’s portfolio’s largest individual detractors during the year came from the sector including Devon Energy, Canadian Natural Resources, Apache and TechnipFMC.

    The Fund’s material underweight exposures in more defensive areas, such as the communication services, consumer staples and utilities sectors, also detracted from its relative returns for the year. At the close of the year, we maintained underweight exposure in these sectors, as we believed valuations and fundamentals were unattractive.

    The Fund’s use of high grade bonds as a source of income and to dampen return volatility was a relative contributor for the year, as the bond portion of the Fund’s portfolio posted negative returns, but outperformed the style-specific index. Similarly, the Fund’s allocation to convertible securities also posted negative returns, but outperformed the Russell 1000 Value Index, acting as a relative contributor to returns.

    We used currency forward contracts during the year for the purpose of hedging currency exposure of non-US-based companies held in the Fund. Forward foreign currency contracts were used solely for the purpose of hedging and not for speculative purposes or leverage. The use of currency forward foreign currency contracts had a positive impact on the Fund’s performance relative to the Russell 1000 Value Index for the year.

    As part of our mandate, and to potentially reduce portfolio volatility during a market downturn, we sold short S&P 500 futures contracts during the year for the purpose of reducing equity exposure in the Fund. S&P 500 futures contracts were used solely for the purpose of reducing volatility and not for speculative purposes. The use of S&P 500 futures contracts had a negative impact on the Fund’s performance relative to the Russell 1000 Value Index for the year. However, the Fund was less volatile, as measured by standard deviation, than the Russell 1000 Value Index for the year.

    At the end of the year, the Fund’s largest overweight exposures relative to the style-specific benchmark were in the financials and energy sectors, while the largest underweight exposures were in the real estate and utilities sectors.

    Thank you for your investment in Invesco V.I. Managed Volatility Fund and for sharing our long-term investment horizon.

1	Source: US Federal Reserve

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Thomas Bastian Chartered Financial Analyst, Portfolio Manager, is lead manager of Invesco V.I. Managed Volatility
Fund. He joined Invesco in 2010. Mr. Bastian earned a BA in accounting from St. John’s University and an MBA in finance from the University of Michigan.

Brian Jurkash Portfolio Manager, is lead manager of Invesco V.I. Managed Volatility Fund. He joined Invesco in 2000. Mr. Jurkash earned. a BBA degree in finance from Stephen F. Austin State University and an MBA in finance from the University of Houston

Matthew Titus Chartered Financial Analyst, Portfolio Manager, is lead manager of Invesco V.I. Managed Volatility Fund.
He joined Invesco in 2016. Mr. Titus earned a bachelor’s degree in accounting and economics from Luther College in Decorah, Iowa, and an MBA from Ohio State University.

Jacob Borbidge Chartered Financial Analyst, Portfolio Manager and Head of Research for Invesco’s Global Solutions
Development and Implementation Team, is manager of Invesco V.I. Managed Volatility Fund. He joined Invesco in 2004. Mr. Borbidge earned a BS in mechanical engineering from Lehigh University and an MS in finance from the University of Houston.

Chuck Burge Portfolio Manager, is manager of Invesco V.I. Managed Volatility Fund. He joined Invesco in 2002. Mr. Burge earned a BS in economics from Texas A&M University and an MBA in finance and accounting from Rice University.

Sergio Marcheli Portfolio Manager, is manager of Invesco V.I. Managed Volatility Fund. He joined Invesco in 2010. Mr. Marcheli earned a BBA from the University of Houston and an MBA from the University of St. Thomas.

Invesco V.I. Managed Volatility Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/08

1	Source: RIMES Technologies Corp.
2	Source: Lipper Inc.
3	Source: FactSet Research Systems Inc.

Past performance cannot guarantee

comparable future results.

Average Annual Total Returns
As of 12/31/18

Series I Shares
Inception (12/30/94)	6.64%
10 Years	7.68
5 Years	5.13
1 Year	-11.00

Series II Shares
Inception (4/30/04)	7.74%
10 Years	7.40
5 Years	4.85
1 Year	-11.28

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.14% and 1.39%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. Managed Volatility Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are deter-

mined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Managed Volatility Fund

Invesco V.I. Managed Volatility Fund’s investment objective is both capital appreciation and current income while managing portfolio volatility.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2018, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.

Principal risks of investing in the Fund

Active trading risk. Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

    Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near, at or below zero. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.

    Convertible securities risk. The market values of convertible securities are affected by market interest rates, the risk of actual issuer default on interest or principal payments and the value of the underlying common stock into which the convertible security may be converted. Additionally, a convertible security is subject to the same types of market and issuer risks as apply to the underlying common stock. In addition, certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of certain triggering events, and, as a result, are subject to an increased risk of loss. Convertible securities may be rated below investment grade.

    Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.

    Depositary receipts risk. Investing in depositary receipts involves the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.

    Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counter-party, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Derivatives strategies may not always be successful. For example, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

    Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.

    Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. There is no guarantee that the portfolio manager’s stock selection process will produce lower volatility than the broader markets in which the Fund invests. In addition, the Fund’s investment strategy to seek lower volatility over a full market cycle may cause the Fund to underperform the broader markets in which the Fund invests during market rallies. Such underperformance could be significant during sudden or significant market rallies. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund

Invesco V.I. Managed Volatility Fund

and, therefore, the ability of the Fund to achieve its investment objective.

    Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.

    Preferred securities risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.

    REIT risk/real estate risk. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Shares of real estate related companies, which tend to be small- and mid-cap companies, may be more volatile and less liquid.

    Sector focus risk. The Fund may from time to time invest a significant amount of its assets (i.e. over 25%) in one market sector or group of related industries. In this event, the Fund’s performance will depend to a greater extent on the overall condition of the sector or group of industries and there is increased risk that the Fund will lose significant value if conditions adversely affect that sector or group of industries.

    Short position risk. Because the Fund’s potential loss on a short position arises from increases in the value of the asset sold short, the Fund will incur a loss on a short position, which is theoretically unlimited, if the price of the asset sold short increases from the short sale price. The counterparty to a short position or other market factors may prevent the Fund from closing out a short position at a desirable time or price and may reduce or eliminate any gain or result in a loss. In a rising market, the Fund’s short positions will cause the Fund to underperform the overall market and its peers that do not engage in shorting. If the Fund holds both long and short positions, and both positions decline simultaneously, the short positions will not provide any buffer (hedge) from declines in value of the Fund’s long positions. Certain types of short positions involve leverage, which may exaggerate any losses, potentially more than the actual cost of the investment, and will increase the volatility of the Fund’s returns.

    Small- and mid-capitalization companies risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.

    Value investing style risk. A value investing style subjects the Fund to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market.

    Volatility management risk. The Adviser’s strategy for managing portfolio volatility may not produce the desired result and there can be no guarantee that the Fund will stay below a target volatility level (the threshold volatility level). Additionally, maintenance of the threshold volatility level will not ensure that the Fund will deliver competitive returns. The use of derivatives in connection with the Fund’s managed volatility strategy may expose the Fund to losses (some of which may be sudden) that it would not have otherwise been exposed to if it had only invested directly in equity and/or fixed income securities. Efforts to manage the Fund’s volatility could limit the Fund’s gains in rising markets and may expose the Fund to costs to which it would otherwise not have been exposed. The Adviser uses a combination of proprietary and third-party systems and risk models to help it estimate the Fund’s expected volatility, which may perform differently than expected and may negatively affect performance and the ability of the Fund to maintain its volatility at or below its threshold volatility level.

    Warrants risk. Warrants may be significantly less valuable or worthless on their expiration date and may also be postponed or terminated early, resulting in a partial or total loss. Warrants may also be illiquid.

    Zero coupon or pay-in-kind securities risk. The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than loans that periodically pay interest.

About indexes used in this report

The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

    The Bloomberg Barclays U.S. Government/Credit Index is a broad-based benchmark that includes investment-grade, US dollar-denominated, fixed-rate Treasuries, government-related and corporate securities.

    The Lipper VUF Mixed-Asset Target Allocation Growth Funds Index is an unmanaged index considered representative of mixed-asset target allocation growth variable insurance underlying funds tracked by Lipper.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

    Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Invesco V.I. Managed Volatility Fund

Schedule of Investments(a)

December 31, 2018

	Shares	Value
Common Stocks–59.10%
Aerospace & Defense–1.21%
General Dynamics Corp.	2,737	$430,284

Apparel, Accessories & Luxury Goods–0.48%
Michael Kors Holdings Ltd.(b)	4,527	171,664

Asset Management & Custody Banks–1.14%
Northern Trust Corp.	1,776	148,456
State Street Corp.	4,107	259,028
		407,484

Automobile Manufacturers–1.55%
General Motors Co.	16,551	553,631

Biotechnology–0.50%
Celgene Corp.(b)	2,791	178,875

Broadcasting–0.43%
CBS Corp.–Class B	3,541	154,812

Building Products–0.97%
Johnson Controls International PLC	11,619	344,503

Cable & Satellite–1.73%
Charter Communications, Inc.–Class A(b)	1,327	378,155
Comcast Corp.–Class A	6,977	237,567
		615,722

Communications Equipment–1.70%
Cisco Systems, Inc.	9,927	430,137
Juniper Networks, Inc.	6,520	175,453
		605,590

Diversified Banks–7.98%
Bank of America Corp.(c)	33,783	832,413
Citigroup Inc.(c)	16,665	867,580
JPMorgan Chase & Co.	7,137	696,714
Wells Fargo & Co.	9,673	445,732
		2,842,439

Diversified Chemicals–0.23%
DowDuPont Inc.	1,556	83,215

Diversified Metals & Mining–0.39%
BHP Billiton Ltd. (Australia)	5,742	138,439

Electric Utilities–0.71%
Duke Energy Corp.	1,576	136,009
FirstEnergy Corp.	3,082	115,729
		251,738

Fertilizers & Agricultural Chemicals–1.02%
Mosaic Co. (The)	7,120	207,975
Nutrien Ltd. (Canada)	3,350	157,450
		365,425

	Shares	Value
Food Distributors–0.78%
US Foods Holding Corp.(b)	8,837	$279,603

Health Care Distributors–0.84%
McKesson Corp.	2,710	299,374

Health Care Equipment–1.57%
Medtronic PLC	2,867	260,782
Zimmer Biomet Holdings, Inc.	2,873	297,988
		558,770

Health Care Services–1.52%
CVS Health Corp.	8,263	541,392

Home Improvement Retail–0.63%
Kingfisher PLC (United Kingdom)	84,438	223,321

Hotels, Resorts & Cruise Lines–1.29%
Carnival Corp.	9,349	460,906

Industrial Machinery–0.80%
Ingersoll-Rand PLC	3,124	285,002

Insurance Brokers–1.57%
Aon PLC	1,630	236,937
Willis Towers Watson PLC	2,122	322,247
		559,184

Integrated Oil & Gas–3.35%
BP PLC (United Kingdom)	57,724	364,205
Occidental Petroleum Corp.	6,207	380,986
Royal Dutch Shell PLC–Class A (United Kingdom)	15,335	450,090
		1,195,281

Internet & Direct Marketing Retail–0.73%
eBay Inc.(b)	9,254	259,760

Investment Banking & Brokerage–1.94%
Goldman Sachs Group, Inc. (The)	1,106	184,757
Morgan Stanley	12,780	506,727
		691,484

IT Consulting & Other Services–0.74%
Cognizant Technology Solutions Corp.–Class A	4,185	265,664

Managed Health Care–0.60%
Anthem, Inc.	816	214,306

Multi-Line Insurance–1.63%
American International Group, Inc.	14,704	579,485

Oil & Gas Equipment & Services–1.28%
Schlumberger Ltd.	5,524	199,306
TechnipFMC PLC (United Kingdom)	13,040	255,323
		454,629

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Managed Volatility Fund

	Shares	Value
Oil & Gas Exploration & Production–3.28%
Anadarko Petroleum Corp.	6,399	$280,532
Apache Corp.	5,924	155,505
Canadian Natural Resources Ltd. (Canada)	7,841	189,190
Devon Energy Corp.	14,332	323,044
Marathon Oil Corp.	15,315	219,617
		1,167,888

Other Diversified Financial Services–0.99%
AXA Equitable Holdings, Inc.	8,342	138,728
Voya Financial, Inc.	5,316	213,384
		352,112

Packaged Foods & Meats–1.33%
Mondelez International, Inc.–Class A	11,803	472,474

Pharmaceuticals–5.57%
Bristol-Myers Squibb Co.	5,617	291,972
Johnson & Johnson	5,463	705,000
Merck & Co., Inc.	4,492	343,234
Novartis AG (Switzerland)	4,604	394,325
Sanofi (France)	2,881	248,973
		1,983,504

Railroads–0.74%
CSX Corp.	4,251	264,114

Regional Banks–2.99%
Citizens Financial Group, Inc.	13,458	400,106
Fifth Third Bancorp	10,373	244,077
First Horizon National Corp.	9,289	122,243
PNC Financial Services Group, Inc. (The)	2,547	297,770
		1,064,196

Semiconductors–2.26%
Intel Corp.	8,374	392,992
QUALCOMM Inc.	7,222	411,004
		803,996

Systems Software–1.33%
Oracle Corp.	10,523	475,113

Tobacco–1.30%
Philip Morris International Inc.	6,953	464,182
Total Common Stocks (Cost $20,258,909)		21,059,561

	Principal Amount
Bonds & Notes–25.84%
Aerospace & Defense–0.02%
United Technologies Corp., Sr. Unsec. Global Notes, 4.45%, 11/16/2038	$9,000	8,769

Air Freight & Logistics–0.01%
United Parcel Service, Inc., Sr. Unsec. Notes, 3.40%, 11/15/2046	4,000	3,460

	Principal Amount	Value
Airlines–0.18%
American Airlines Pass Through Trust, Series 2014-1, Class A, Sr. Sec. First Lien Pass Through Ctfs., 3.70%, 04/01/2028	$19,444	$18,896
United Airlines Pass Through Trust,
Series 2014-2, Class A, Sr. Sec. First Lien Pass Through Ctfs., 3.75%, 03/03/2028	24,880	24,381
Series 2018-1, Class AA, Sr. Sec. First Lien Pass Through Ctfs., 3.50%, 09/01/2031	17,000	16,725
Virgin Australia Pass Through Trust (Australia), Series 2013-1, Class A, Sr. Sec. Gtd. First Lien Pass Through Ctfs., 5.00%, 04/23/2025(d)	4,810	4,882
		64,884

Application Software–1.25%
Citrix Systems, Inc., Sr. Unsec. Conv. Notes, 0.50%, 04/15/2019	117,000	166,417
Nuance Communications, Inc.,
Sr. Unsec. Conv. Bonds, 1.00%, 12/15/2022(e)	127,000	110,635
Sr. Unsec. Conv. Global Bonds, 1.25%, 04/01/2025	49,000	43,405
RealPage, Inc., Sr. Unsec. Conv. Bonds, 1.50%, 11/15/2022	24,000	31,130
Workday, Inc., Sr. Unsec. Conv. Notes, 0.25%, 10/01/2022	75,000	92,005
		443,592

Asset Management & Custody Banks–0.85%
Apollo Management Holdings L.P., Sr. Unsec. Gtd. Notes, 4.00%, 05/30/2024(d)	40,000	40,037
Blackstone Holdings Finance Co. LLC, Sr. Unsec. Gtd. Notes, 5.00%, 06/15/2044(d)	150,000	149,757
Brookfield Asset Management Inc. (Canada), Sr. Unsec. Notes, 4.00%, 01/15/2025	25,000	24,421
Carlyle Holdings Finance LLC, Sr. Unsec. Gtd. Notes, 3.88%, 02/01/2023(d)	5,000	5,029
KKR Group Finance Co. III LLC, Sr. Unsec. Gtd. Bonds, 5.13%, 06/01/2044(d)	85,000	84,005
		303,249

Automobile Manufacturers–0.61%
Ford Motor Credit Co. LLC, Sr. Unsec. Global Notes, 4.13%, 08/04/2025	200,000	180,489
General Motors Co., Sr. Unsec. Global Notes, 6.60%, 04/01/2036	16,000	15,629
General Motors Financial Co., Inc., Sr. Unsec. Gtd. Global Notes, 5.25%, 03/01/2026	21,000	20,584
		216,702

Biotechnology–1.13%
AbbVie Inc., Sr. Unsec. Global Notes, 4.50%, 05/14/2035	38,000	35,288
BioMarin Pharmaceutical Inc., Sr. Unsec. Sub. Conv. Notes, 1.50%, 10/15/2020	117,000	130,455
Celgene Corp., Sr. Unsec. Global Notes, 4.63%, 05/15/2044	100,000	88,264

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Managed Volatility Fund

	Principal Amount	Value
Biotechnology–(continued)
Gilead Sciences, Inc., Sr. Unsec. Global Notes,
2.55%, 09/01/2020	$50,000	$49,599
4.40%, 12/01/2021	25,000	25,809
Neurocrine Biosciences, Inc., Sr. Unsec. Conv. Notes, 2.25%, 05/15/2024	62,000	74,166
		403,581

Brewers–0.52%
Anheuser-Busch Cos LLC/ Anheuser-Busch InBev Worldwide, Inc. (Belgium), Sr. Unsec. Gtd. Notes,
4.70%, 02/01/2036(d)	45,000	42,023
4.90%, 02/01/2046(d)	47,000	43,737
Anheuser-Busch InBev Finance, Inc. (Belgium), Sr. Unsec. Gtd. Global Notes,
2.65%, 02/01/2021	15,000	14,751
3.30%, 02/01/2023	25,000	24,365
Heineken NV (Netherlands), Sr. Unsec. Notes, 3.50%, 01/29/2028(d)	35,000	33,836
Molson Coors Brewing Co., Sr. Unsec. Gtd. Global Notes,
1.45%, 07/15/2019	13,000	12,869
4.20%, 07/15/2046	16,000	13,361
		184,942

Broadcasting–1.03%
Liberty Media Corp., Liberty Formula One,
Sr. Unsec. Conv. Bonds, 1.00%, 01/30/2023	20,000	20,648
Sr. Unsec. Conv. Deb., 2.25%, 10/05/2021(e)	55,000	26,158
Sr. Unsec. Conv. Notes, 1.38%, 10/15/2023	299,000	320,917
		367,723

Cable & Satellite–0.91%
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp., Sr. Sec. Gtd. First Lien Global Notes, 4.46%, 07/23/2022	60,000	60,621
Comcast Corp, Sr. Unsec. Gtd. Global Notes,
3.90%, 03/01/2038	10,000	9,286
4.15%, 10/15/2028	30,000	30,517
4.60%, 10/15/2038	10,000	10,129
4.70%, 10/15/2048	11,000	11,219
DISH Network Corp., Sr. Unsec. Conv. Bonds, 3.38%, 08/15/2026	147,000	119,072
GCI Liberty, Inc., Sr. Unsec. Conv. Deb., 1.75%, 10/05/2023(d)(e)	85,000	83,192
		324,036

Communications Equipment–0.49%
Finisar Corp., Sr. Unsec. Conv. Bonds, 0.50%, 12/15/2021(e)	39,000	37,117
Viavi Solutions Inc., Sr. Unsec. Conv. Notes,
1.75%, 06/01/2023(d)	71,000	71,100
1.00%, 03/01/2024	68,000	67,270
		175,487

	Principal Amount	Value
Consumer Finance–0.11%
American Express Co., Unsec. Sub. Global Notes, 3.63%, 12/05/2024	$18,000	$17,618
Capital One Financial Corp., Sr. Unsec. Global Notes, 3.20%, 01/30/2023	15,000	14,610
Synchrony Financial, Sr. Unsec. Global Notes, 3.95%, 12/01/2027	10,000	8,443
		40,671

Data Processing & Outsourced Services–0.13%
Fiserv, Inc., Sr. Unsec. Global Notes, 3.80%, 10/01/2023	15,000	15,108
Visa Inc., Sr. Unsec. Global Notes, 4.15%, 12/14/2035	30,000	31,115
		46,223

Diversified Banks–2.67%
Bank of America Corp.,
Sr. Unsec. Medium-Term Global Notes, 3.50%, 04/19/2026	15,000	14,461
Sr. Unsec. Medium-Term Notes, 3.25%, 10/21/2027	10,000	9,258
Bank of Montreal (Canada), Sr. Unsec. Medium-Term Notes, 2.10%, 12/12/2019	75,000	74,300
Citigroup Inc.,
Sr. Unsec. Global Notes, 3.67%, 07/24/2028	15,000	14,193
Unsec. Sub. Notes,
4.00%, 08/05/2024	60,000	59,346
4.75%, 05/18/2046	15,000	13,902
Commonwealth Bank of Australia (Australia), Sr. Unsec. Notes, 2.25%, 03/10/2020(d)	40,000	39,649
Coöperatieve Rabobank U.A. (Netherlands), Jr. Unsec. Sub. Notes, 11.00%(d)(f)	75,000	77,719
Credit Suisse AG (Switzerland), Sr. Unsec. Conv. Medium-Term Notes, 0.50%, 06/24/2024(d)	260,000	227,786
JPMorgan Chase & Co.,
Sr. Unsec. Global Notes,
3.20%, 06/15/2026	15,000	14,148
3.51%, 01/23/2029	15,000	14,223
4.26%, 02/22/2048	10,000	9,336
3.90%, 01/23/2049	15,000	13,208
Series V, Jr. Unsec. Sub. Global Notes, 5.00%(f)	150,000	144,937
U.S. Bancorp, Series W, Unsec. Sub. Medium-Term Notes, 3.10%, 04/27/2026	10,000	9,483
Wells Fargo & Co.,
Sr. Unsec. Medium-Term Notes, 3.55%, 09/29/2025	30,000	29,106
Unsec. Sub. Medium-Term Notes,
4.10%, 06/03/2026	95,000	92,904
4.65%, 11/04/2044	100,000	94,469
		952,428

Diversified Chemicals–0.04%
Eastman Chemical Co., Sr. Unsec. Global Notes, 2.70%, 01/15/2020	13,000	12,906

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Managed Volatility Fund

	Principal Amount	Value
Drug Retail–0.15%
Walgreens Boots Alliance Inc., Sr. Unsec. Global Notes,
3.30%, 11/18/2021	$32,000	$31,873
4.50%, 11/18/2034	24,000	23,105
		54,978

Electric Utilities–0.03%
NextEra Energy Capital Holdings, Inc., Sr. Unsec. Gtd. Deb., 3.55%, 05/01/2027	11,000	10,521

Environmental & Facilities Services–0.07%
Waste Management, Inc., Sr. Unsec. Gtd. Global Notes, 3.90%, 03/01/2035	25,000	24,360

Food Retail–0.01%
Alimentation Couche-Tard Inc. (Canada), Sr. Unsec. Gtd. Notes, 4.50%, 07/26/2047(d)	2,000	1,841

General Merchandise Stores–0.06%
Dollar General Corp., Sr. Unsec. Global Notes, 3.25%, 04/15/2023	20,000	19,572

Health Care Equipment–2.04%
Becton, Dickinson and Co.,
Sr. Unsec. Global Notes, 4.88%, 05/15/2044	170,000	161,701
Sr. Unsec. Notes, 2.68%, 12/15/2019	15,000	14,861
DexCom Inc., Sr. Unsec. Conv. Notes,
0.75%, 12/01/2023(d)	86,000	87,080
0.75%, 05/15/2022	88,000	118,918
Insulet Corp., Sr. Unsec. Conv. Notes, 1.38%, 11/15/2024(d)	13,000	13,839
Medtronic, Inc., Sr. Unsec. Gtd. Global Notes,
3.15%, 03/15/2022	58,000	57,863
4.38%, 03/15/2035	20,000	20,533
NuVasive, Inc., Sr. Unsec. Conv. Notes, 2.25%, 03/15/2021	80,000	84,396
Wright Medical Group N.V., Sr. Unsec. Conv. Bonds, 2.25%, 11/15/2021	39,000	53,595
Wright Medical Group, Inc., Sr. Unsec. Gtd. Conv. Notes, 1.63%, 06/15/2023(d)	113,000	115,638
		728,424

Health Care Facilities–0.89%
Convertible Trust — Consumer, Series 2018-1, Sr. Unsec. Medium-Term Notes, 0.25%, 01/17/2024	160,000	154,816
Convertible Trust — Healthcare, Series 2018-1, Sr. Unsec. Medium-Term Notes, 0.25%, 02/05/2024	168,000	162,204
		317,020

Health Care REITs–0.07%
HCP, Inc., Sr. Unsec. Global Notes, 3.88%, 08/15/2024	25,000	24,633

Health Care Services–0.53%
CVS Health Corp.,
Sr. Unsec. Global Bonds, 3.38%, 08/12/2024	20,000	19,419
Sr. Unsec. Global Notes, 4.10%, 03/25/2025	16,000	15,881

	Principal Amount	Value
Health Care Services–(continued)
Express Scripts Holding Co., Sr. Unsec. Gtd. Global Notes, 2.25%, 06/15/2019	$90,000	$89,627
Cigna Corp., Sr. Sec. Gtd. Notes, 4.80%, 08/15/2038(d)	9,000	8,952
Laboratory Corp. of America Holdings, Sr. Unsec. Notes,
3.20%, 02/01/2022	33,000	32,773
4.70%, 02/01/2045	22,000	20,582
		187,234

Home Improvement Retail–0.07%
Home Depot, Inc. (The), Sr. Unsec. Global Notes, 2.00%, 04/01/2021	27,000	26,474

Hotel & Resort REITs–0.03%
Hospitality Properties Trust, Sr. Unsec. Notes, 4.50%, 06/15/2023	10,000	10,094

Insurance Brokers–0.01%
Willis North America, Inc., Sr. Unsec. Gtd. Global Notes, 3.60%, 05/15/2024	5,000	4,887

Integrated Oil & Gas–0.09%
Occidental Petroleum Corp., Sr. Unsec. Global Notes, 3.40%, 04/15/2026	15,000	14,697
Suncor Energy Inc. (Canada), Sr. Unsec. Notes, 3.60%, 12/01/2024	18,000	17,628
		32,325

Integrated Telecommunication Services–1.64%
AT&T Inc., Sr. Unsec. Global Notes,
3.00%, 06/30/2022	28,000	27,328
3.40%, 05/15/2025	15,000	14,120
4.50%, 05/15/2035	25,000	22,530
5.15%, 03/15/2042	150,000	140,739
4.80%, 06/15/2044	40,000	36,009
Orange S.A. (France), Sr. Unsec. Global Notes, 1.63%, 11/03/2019	55,000	54,324
Telefónica Emisiones, S.A.U. (Spain), Sr. Unsec. Gtd. Global Notes, 7.05%, 06/20/2036	150,000	171,533
Verizon Communications Inc., Sr. Unsec. Global Notes, 4.40%, 11/01/2034	120,000	116,095
		582,678

Internet & Direct Marketing Retail–0.74%
Amazon.com, Inc., Sr. Unsec. Global Notes,
2.60%, 12/05/2019	50,000	49,881
4.80%, 12/05/2034	9,000	9,666
Ctrip.com International, Ltd. (China), Sr. Unsec. Conv. Bonds, 1.25%, 09/15/2019(e)	113,000	109,542
Liberty Expedia Holdings, Inc., Sr. Unsec. Conv. Deb., 1.00%, 07/05/2022(d)(e)	53,000	50,787
QVC, Inc., Sr. Sec. Gtd. First Lien Global Notes, 5.45%, 08/15/2034	50,000	43,823
		263,699

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Managed Volatility Fund

	Principal Amount	Value
Investment Banking & Brokerage–1.14%
Goldman Sachs Group, Inc. (The), Unsec. Sub. Notes, 4.25%, 10/21/2025	$27,000	$25,890
GS Finance Corp., Series 0001, Sr. Unsec. Conv. Medium-Term Notes, 0.25%, 07/08/2024	198,000	172,545
Morgan Stanley, Sr. Unsec. Medium-Term Global Notes,
2.38%, 07/23/2019	175,000	174,266
4.00%, 07/23/2025	35,000	34,574
		407,275

Life & Health Insurance–0.40%
Athene Global Funding, Sec. Notes, 4.00%, 01/25/2022(d)	45,000	45,478
Jackson National Life Global Funding, Sr. Sec. Notes,
2.10%, 10/25/2021(d)	10,000	9,653
3.25%, 01/30/2024(d)	15,000	14,717
Nationwide Financial Services Inc., Sr. Unsec. Notes, 5.30%, 11/18/2044(d)	35,000	37,134
Reliance Standard Life Global Funding II, Sr. Sec. First Lien Notes, 3.05%, 01/20/2021(d)	20,000	19,823
Teachers Insurance and Annuity Association of America, Unsec. Sub. Notes, 4.27%, 05/15/2047(d)	17,000	16,334
		143,139

Movies & Entertainment–0.18%
Live Nation Entertainment, Inc., Sr. Unsec. Conv. Notes, 2.50%, 03/15/2023(d)	62,000	63,286

Multi-Line Insurance–0.20%
American Financial Group, Inc., Sr. Unsec. Notes, 4.50%, 06/15/2047	20,000	18,039
American International Group, Inc., Sr. Unsec. Global Notes,
2.30%, 07/16/2019	20,000	19,919
4.38%, 01/15/2055	40,000	33,391
		71,349

Multi-Utilities–0.04%
NiSource Inc., Sr. Unsec. Global Notes, 4.38%, 05/15/2047	9,000	8,417
Sempra Energy, Sr. Unsec. Global Notes, 3.80%, 02/01/2038	8,000	6,898
		15,315

Office REITs–0.49%
Government Properties Income Trust, Sr. Unsec. Global Notes, 4.00%, 07/15/2022	25,000	24,622
Highwoods Realty L.P., Sr. Unsec. Notes, 3.20%, 06/15/2021	150,000	148,248
		172,870

Oil & Gas Equipment & Services–0.42%
Ensco Jersey Finance Ltd., Sr. Unsec. Gtd. Conv. Bonds, 3.00%, 01/31/2024	73,000	48,455
Helix Energy Solutions Group, Inc., Sr. Unsec. Conv. Notes, 4.25%, 05/01/2022	40,000	37,112

	Principal Amount	Value
Oil & Gas Equipment & Services–(continued)
Nabors Industries Inc., Sr. Unsec. Gtd. Conv. Bonds, 0.75%, 01/15/2024	$40,000	$24,763
Oil States International, Inc., Sr. Unsec. Conv. Notes, 1.50%, 02/15/2023(d)	46,000	37,933
		148,263

Oil & Gas Exploration & Production–0.17%
Anadarko Petroleum Corp., Sr. Unsec. Notes, 6.60%, 03/15/2046	18,000	19,964
Chesapeake Energy Corp., Sr. Unsec. Gtd. Conv. Bonds, 5.50%, 09/15/2026	37,000	29,872
ConocoPhillips Co., Sr. Unsec. Gtd. Global Notes, 4.15%, 11/15/2034	13,000	12,414
		62,250

Oil & Gas Storage & Transportation–0.97%
Enable Midstream Partners, LP, Sr. Unsec. Global Notes, 2.40%, 05/15/2019	200,000	198,885
Energy Transfer Partners, L.P., Sr. Unsec. Gtd. Notes,
4.20%, 09/15/2023	2,000	1,973
4.90%, 03/15/2035	19,000	17,080
Enterprise Products Operating LLC,
Sr. Unsec. Gtd. Global Notes, 4.25%, 02/15/2048	10,000	8,911
Sr. Unsec. Gtd. Notes, 2.55%, 10/15/2019	20,000	19,898
Kinder Morgan Inc., Sr. Unsec. Gtd. Notes, 5.30%, 12/01/2034	23,000	22,642
MPLX LP,
Sr. Unsec. Global Bonds, 4.50%, 07/15/2023	65,000	65,710
Sr. Unsec. Global Notes, 4.50%, 04/15/2038	11,000	9,647
		344,746

Other Diversified Financial Services–0.20%
ERAC USA Finance LLC, Sr. Unsec. Gtd. Notes, 2.35%, 10/15/2019(d)	50,000	49,668
NXP Funding LLC (Netherlands), Sr. Unsec. Gtd. Notes, 5.35%, 03/01/2026(d)	20,000	20,365
		70,033

Packaged Foods & Meats–0.13%
General Mills, Inc., Sr. Unsec. Global Notes, 2.20%, 10/21/2019	45,000	44,667
Mead Johnson Nutrition Co. (United Kingdom), Sr. Unsec. Gtd. Global Notes, 4.13%, 11/15/2025	3,000	3,082
		47,749

Pharmaceuticals–1.45%
Allergan Funding SCS, Sr. Unsec. Gtd. Global Notes, 4.85%, 06/15/2044	150,000	142,310
Bayer US Finance II LLC (Germany), Sr. Unsec. Gtd. Notes, 2.13%, 07/15/2019(d)	15,000	14,884
Bayer US Finance LLC (Germany), Sr. Unsec. Gtd. Notes, 3.00%, 10/08/2021(d)	200,000	195,673
Jazz Investments I Ltd., Sr. Unsec. Gtd. Conv. Bonds, 1.88%, 08/15/2021	76,000	73,893

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Managed Volatility Fund

	Principal Amount	Value
Pharmaceuticals–(continued)
Medicines Co. (The), Sr. Unsec. Conv. Bonds, 2.75%, 07/15/2023	$37,000	$28,070
Mylan N.V., Sr. Unsec. Gtd. Global Notes, 3.15%, 06/15/2021	17,000	16,657
Pacira Pharmaceuticals, Inc., Sr. Unsec. Conv. Notes, 2.38%, 04/01/2022	26,000	25,854
Supernus Pharmaceuticals, Inc., Sr. Unsec. Conv. Notes, 0.63%, 04/01/2023(d)	22,000	20,790
		518,131

Property & Casualty Insurance–0.34%
Allstate Corp. (The), Sr. Unsec. Bonds, 3.28%, 12/15/2026	10,000	9,823
Liberty Mutual Group Inc., Sr. Unsec. Gtd. Bonds, 4.85%, 08/01/2044(d)	115,000	112,216
		122,039

Railroads–0.07%
Union Pacific Corp., Sr. Unsec. Notes, 4.15%, 01/15/2045	25,000	23,518

Regional Banks–0.04%
Citizens Financial Group, Inc., Sr. Unsec. Global Notes, 2.38%, 07/28/2021	15,000	14,622

Renewable Electricity–0.40%
Oglethorpe Power Corp., Sr. Sec. First Mortgage Bonds, 4.55%, 06/01/2044	150,000	142,229

Semiconductors–1.17%
Broadcom Corp./Broadcom Cayman Finance Ltd., Sr. Unsec. Gtd. Global Notes, 3.63%, 01/15/2024	30,000	28,413
Cree, Inc., Sr. Unsec. Conv. Notes, 0.88%, 09/01/2023(d)	98,000	95,067
Microchip Technology Inc., Sr. Unsec. Sub. Conv. Notes, 1.63%, 02/15/2027	74,000	72,514
Micron Technology, Inc., Series G, Sr. Unsec. Conv. Global Bonds, 3.00%, 11/15/2028(e)	98,000	108,880
ON Semiconductor Corp., Sr. Unsec. Gtd. Conv. Bonds, 1.00%, 12/01/2020	76,000	83,980
Silicon Laboratories Inc., Sr. Unsec. Conv. Bonds, 1.38%, 03/01/2022	21,000	22,236
Texas Instruments Inc., Sr. Unsec. Notes, 2.63%, 05/15/2024	5,000	4,835
		415,925

Specialized Finance–0.30%
Air Lease Corp., Sr. Unsec. Global Notes,
3.00%, 09/15/2023	24,000	22,559
4.25%, 09/15/2024	35,000	34,252
Aircastle Ltd., Sr. Unsec. Notes, 4.40%, 09/25/2023	10,000	9,845
Aviation Capital Group LLC, Sr. Unsec. Notes, 4.88%, 10/01/2025(d)	40,000	40,026
		106,682

	Principal Amount	Value
Specialized REITs–0.04%
Crown Castle International Corp., Sr. Unsec. Global Bonds, 3.80%, 02/15/2028	$15,000	$14,104

Specialty Chemicals–0.01%
Sherwin-Williams Co. (The), Sr. Unsec. Global Notes, 4.50%, 06/01/2047	3,000	2,719

Systems Software–0.50%
FireEye, Inc.,
Series A, Sr. Unsec. Conv. Bonds, 1.00%, 06/01/2020(e)	76,000	73,056
Series B, Sr. Unsec. Conv. Bonds, 1.63%, 06/01/2022(e)	77,000	70,339
Microsoft Corp., Sr. Unsec. Global Notes, 3.50%, 02/12/2035	37,000	35,415
		178,810

Technology Distributors–0.08%
Avnet, Inc., Sr. Unsec. Global Notes, 4.63%, 04/15/2026	30,000	29,370

Technology Hardware, Storage & Peripherals–0.68%
Apple Inc., Sr. Unsec. Global Notes,
2.15%, 02/09/2022	39,000	38,040
3.35%, 02/09/2027	10,000	9,794
Dell International LLC/ EMC Corp., Sr. Sec. First Lien Gtd. Notes, 5.45%, 06/15/2023(d)	26,000	26,482
SanDisk Corp., Sr. Unsec. Gtd. Conv. Bonds, 0.50%, 10/15/2020	140,000	117,877
Western Digital Corp., Sr. Unsec. Gtd. Conv. Notes, 1.50%, 02/01/2024(d)	61,000	49,587
		241,780

Wireless Telecommunication Services–0.04%
Rogers Communications Inc. (Canada), Sr. Unsec. Gtd. Global Notes, 4.30%, 02/15/2048	15,000	14,349
Total Bonds & Notes (Cost $9,464,884)		9,207,946

U.S. Treasury Securities–10.04%
U.S. Treasury Notes–9.09%
1.25%, 01/31/2019	710,000	709,395
2.50%, 12/31/2020	2,128,000	2,127,718
2.63%, 12/15/2021	290,000	291,323
2.63%, 12/31/2023	19,200	19,301
2.63%, 12/31/2025	19,300	19,357
3.13%, 11/15/2028	70,100	72,773
		3,239,867

U.S. Treasury Bonds–0.95%
4.50%, 02/15/2036	75,000	92,555
3.00%, 08/15/2048	245,200	244,535
		337,090
Total U.S. Treasury Securities (Cost $3,553,646)		3,576,957

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Managed Volatility Fund

	Shares	Value
Preferred Stocks–0.23%
Asset Management & Custody Banks–0.23%
AMG Capital Trust II, $2.58 Conv. Pfd. (Cost $106,269)	1,700	$82,025

Money Market Funds–4.25%
Invesco Government & Agency Portfolio–Institutional Class, 2.30%(g)	529,865	529,865
Invesco Liquid Assets Portfolio–Institutional Class, 2.48%(g)	378,405	378,443

	Shares	Value
Invesco Treasury Portfolio–Institutional Class, 2.30%(g)	605,561	$605,561
Total Money Market Funds (Cost $1,513,845)		1,513,869
TOTAL INVESTMENTS IN SECURITIES–99.46% (Cost $34,897,553)		35,440,358
OTHER ASSETS LESS LIABILITIES–0.54%		193,824
NET ASSETS–100.00%		$35,634,182

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1K.
(d)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2018 was $2,050,005, which represented 5.75% of the Fund’s Net Assets.

(e)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(f)	Perpetual bond with no specified maturity date.
(g)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of December 31, 2018.

Investment Abbreviations:

Conv.	– Convertible
Ctfs.	– Certificates
Deb.	– Debentures
Gtd.	– Guaranteed
Jr.	– Junior
Pfd.	– Preferred

REIT	– Real Estate Investment Trust
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured

Open Futures Contracts — Equity Risk
Short Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
E-Mini S&P 500	70	March–2019	$(8,768,200)	$(172,631)	$(172,631)

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Unrealized Appreciation (Depreciation)
		Deliver		Receive
02/01/2019	Bank of New York Mellon (The)	AUD	83,291	USD	54,892	$1,191
02/01/2019	Bank of New York Mellon (The)	CAD	97,032	USD	72,258	1,129
02/01/2019	State Street Bank & Trust Co.	AUD	83,289	USD	59,904	1,204
02/01/2019	State Street Bank & Trust Co.	CAD	97,032	USD	72,248	1,119
Subtotal — Appreciation						4,643
02/01/2019	Bank of New York Mellon (The)	CHF	146,165	USD	148,097	(999)
02/01/2019	Bank of New York Mellon (The)	EUR	82,335	USD	94,376	(188)
02/01/2019	Bank of New York Mellon (The)	GBP	307,774	USD	390,369	(2,484)
02/01/2019	State Street Bank & Trust Co.	CHF	146,166	USD	148,061	(1,037)
02/01/2019	State Street Bank & Trust Co.	EUR	82,335	USD	94,389	(175)
02/01/2019	State Street Bank & Trust Co.	GBP	307,774	USD	390,448	(2,404)
02/01/2019	State Street Bank & Trust Co.	USD	18,641	AUD	26,102	(245)
Subtotal — Depreciation						(7,532)
Total Forward Foreign Currency Contracts — Currency Risk						$(2,889)

Abbreviations:

AUD	– Australian Dollar
CAD	– Canadian Dollar
CHF	– Swiss Franc

EUR	– Euro
GBP	– British Pound Sterling
USD	– U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Managed Volatility Fund

Statement of Assets and Liabilities

December 31, 2018

Statement of Operations

For the year ended December 31, 2018

Assets:
Investments in securities, at value (Cost $33,383,708)	$33,926,489
Investments in affiliated money market funds, at value (Cost $1,513,845)	1,513,869
Other Investments:
Unrealized appreciation on forward foreign currency contracts outstanding	4,643
Foreign currencies, at value (Cost $36,766)	36,860
Receivable for:
Fund shares sold	225,565
Dividends and interest	119,666
Investment for trustee deferred compensation and retirement plans	60,151
Total assets	35,887,243

Liabilities:
Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	7,532
Payable for:
Variation margin payable — futures contracts	81,886
Investments purchased	3,978
Amount due to custodian	7,011
Fund shares reacquired	14,720
Accrued fees to affiliates	16,239
Accrued trustees’ and officers’ fees and benefits	4,047
Accrued other operating expenses	53,095
Trustee deferred compensation and retirement plans	64,553
Total liabilities	253,061
Net assets applicable to shares outstanding	$35,634,182

Net assets consist of:
Shares of beneficial interest	$33,566,370
Distributable earnings	2,067,812
$35,634,182

Net Assets:
Series I	$34,419,748
Series II	$1,214,434

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	3,118,055
Series II	111,284
Series I:
Net asset value per share	$11.04
Series II:
Net asset value per share	$10.91

Investment income:
Dividends (net of foreign withholding taxes of $9,627)	$633,091
Dividends from affiliated money market funds	36,318
Interest	375,799
Total investment income	1,045,208

Expenses:
Advisory fees	253,776
Administrative services fees	113,430
Custodian fees	19,128
Distribution fees — Series II	3,440
Transfer agent fees	18,758
Trustees’ and officers’ fees and benefits	20,799
Reports to shareholders	10,683
Professional services fees	61,240
Other	25,047
Total expenses	526,301
Less: Fees waived	(2,393)
Net expenses	523,908
Net investment income	521,300

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains from securities sold to affiliates of $3,186)	1,664,835
Foreign currencies	(4,539)
Forward foreign currency contracts	104,536
Futures contracts	(180,270)
1,584,562
Change in net unrealized appreciation (depreciation) of:
Investment securities	(6,410,379)
Foreign currencies	(562)
Forward foreign currency contracts	36,343
Futures contracts	(172,631)
(6,547,229)
Net realized and unrealized gain (loss)	(4,962,667)
Net increase (decrease) in net assets resulting from operations	$(4,441,367)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Managed Volatility Fund

Statement of Changes in Net Assets

For the years ended December 31, 2018 and 2017

	2018	2017
Operations:
Net investment income	$521,300	$702,760
Net realized gain	1,584,562	2,639,827
Change in net unrealized appreciation (depreciation)	(6,547,229)	1,552,948
Net increase (decrease) in net assets resulting from operations	(4,441,367)	4,895,535

Distributions to shareholders from distributable earnings(1):
Series I	(2,054,218)	(610,486)
Series II	(66,296)	(16,351)
Total distributions from distributable earnings	(2,120,514)	(626,837)

Share transactions–net:
Series I	(3,342,378)	(10,218,192)
Series II	(11,717)	(145,427)
Net increase (decrease) in net assets resulting from share transactions	(3,354,095)	(10,363,619)
Net increase (decrease) in net assets	(9,915,976)	(6,094,921)

Net assets:
Beginning of year	45,550,158	51,645,079
End of year	$35,634,182	$45,550,158

(1)

The Securities and Exchange Commission eliminated the requirement to disclose distribution components separately, except for tax return of capital. For the year ended December 31, 2017, distributions to shareholders from distributable earnings consisted of distributions from net investment income.

Notes to Financial Statements

December 31, 2018

NOTE 1—Significant Accounting Policies

Invesco V.I. Managed Volatility Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is both capital appreciation and current income while managing portfolio volatility.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional

Invesco V.I. Managed Volatility Fund

round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain

Invesco V.I. Managed Volatility Fund

tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.

Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

Invesco V.I. Managed Volatility Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of 0.60% of the Fund’s average daily net assets.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, formerly Invesco PowerShares Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2019, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2019. During its term, the fee waiver agreement cannot be terminated or amended to increase expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2020, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2018, the Adviser waived advisory fees of $2,393.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2018, Invesco was paid $50,000 for accounting and fund administrative services and was reimbursed $63,430 for fees paid to insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2018, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the year ended December 31, 2018, the Fund incurred $289 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Invesco V.I. Managed Volatility Fund

The following is a summary of the tiered valuation input levels, as of December 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks	$19,601,968	$1,457,593	$—	$21,059,561
Bonds & Notes	—	9,207,946	—	9,207,946
U.S. Treasury Securities	—	3,576,957	—	3,576,957
Preferred Stocks	—	82,025	—	82,025
Money Market Funds	1,513,869	—	—	1,513,869
Total Investments in Securities	21,115,837	14,324,521	—	35,440,358

Other Investments — Assets*
Forward Foreign Currency Contracts	—	4,643	—	4,643

Other Investments — Liabilities*
Forward Foreign Currency Contracts	—	(7,532)	—	(7,532)
Futures Contracts	(172,631)	—	—	(172,631)
	(172,631)	(7,532)	—	(180,163)
Total Other Investments	(172,631)	(2,889)	—	(175,520)
Total Investments	$20,943,206	$14,321,632	$—	$35,264,838

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2018:

Value
Derivative Assets	Currency Risk
Unrealized appreciation on forward foreign currency contracts outstanding	$4,643
Derivatives not subject to master netting agreements	—
Total Derivative Assets subject to master netting agreements	$4,643

	Value
Derivative Liabilities	Currency Risk	Equity Risk	Total
Unrealized depreciation on futures contracts — Exchange-Traded(a)	$—	$(172,631)	$(172,631)
Unrealized depreciation on forward foreign currency contracts outstanding	(7,532)	—	(7,532)
Total Derivative Liabilities	(7,532)	(172,631)	(180,163)
Derivatives not subject to master netting agreements	—	172,631	172,631
Total Derivative Liabilities subject to master netting agreements	$(7,532)	$—	$(7,532)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

Invesco V.I. Managed Volatility Fund

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of December 31, 2018.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Bank of New York Mellon (The)	$2,320	$(3,672)	$(1,352)	$—	$—	$(1,352)
State Street Bank & Trust Co.	2,323	(3,860)	(1,537)	—	—	(1,537)
Total	$4,643	$(7,532)	$(2,889)	$—	$—	$(2,889)

Effect of Derivative Investments for the year ended December 31, 2018

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Currency Risk	Equity Risk	Total
Realized Gain (Loss):
Forward foreign currency contracts	$104,536	$—	$104,536
Futures contracts	—	(180,270)	(180,270)
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	36,343	—	36,343
Futures contracts	—	(172,631)	(172,631)
Total	$140,879	$(352,901)	$(212,022)

The table below summarizes the twelve month average notional value of forward foreign currency contracts and the four month average notional value of futures contracts outstanding during the period.

	Forward Foreign Currency Contracts	Futures Contracts
Average notional value	$2,483,276	$6,705,489

NOTE 5—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2018, the Fund engaged in securities purchases of $2,349 and securities sales of $9,678, which resulted in net realized gains of $3,186.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Invesco V.I. Managed Volatility Fund

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2018 and 2017:

	2018	2017
Ordinary income	$700,251	$626,837
Long-term capital gain	1,420,263	—
Total distributions	$2,120,514	$626,837

Tax Components of Net Assets at Period-End:

2018
Undistributed ordinary income	$505,839
Undistributed long-term gain	1,376,330
Net unrealized appreciation — investments	244,891
Net unrealized appreciation — foreign currencies	16
Temporary book/tax differences	(59,264)
Shares of beneficial interest	33,566,370
Total net assets	$35,634,182

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales, tax treatment of futures contracts and adjustments to contingent payment debt instruments.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2018.

NOTE 9—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2018 was $11,215,494 and $15,173,100, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $33,198,958 and $32,939,742, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$2,897,478
Aggregate unrealized (depreciation) of investments	(2,652,587)
Net unrealized appreciation of investments	$244,891

Cost of investments for tax purposes is $35,019,947.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of deemed dividends on convertible debt, contingent payment debt instruments sold and foreign currency transactions, on December 31, 2018, undistributed net investment income was increased by $7,399 and undistributed net realized gain was decreased by $7,399. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

Invesco V.I. Managed Volatility Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years ended December 31,
	2018(a)		2017
	Shares	Amount	Shares	Amount
Sold:
Series I	209,264	$2,541,868	283,126	$3,509,281
Series II	5,870	72,638	13,842	167,061

Issued as reinvestment of dividends:
Series I	162,517	2,054,218	48,606	610,486
Series II	5,304	66,295	1,316	16,351

Reacquired:
Series I	(630,388)	(7,938,464)	(1,147,686)	(14,337,959)
Series II	(11,831)	(150,650)	(26,720)	(328,839)
Net increase (decrease) in share activity	(259,264)	$(3,354,095)	(827,516)	$(10,363,619)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 59% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Series I
Year ended 12/31/18	$13.06	$0.16		$(1.51)	$(1.35)	$(0.22)	$(0.45)	$(0.67)	$11.04	(11.00)%	$34,420	1.23	%(d)	1.24	%(d)	1.24	%(d)	111%
Year ended 12/31/17	11.97	0.18	(e)	1.08	1.26	(0.17)	—	(0.17)	13.06	10.56	44,104	1.13		1.13		1.42	(e)	91
Year ended 12/31/16	11.38	0.14		1.03	1.17	(0.22)	(0.36)	(0.58)	11.97	10.61	50,183	1.15		1.16		1.26		92
Year ended 12/31/15	19.02	0.18		(0.74)	(0.56)	(0.27)	(6.81)	(7.08)	11.38	(2.15)	52,360	1.08		1.10		1.07		117
Year ended 12/31/14	17.03	0.24		3.23	3.47	(0.56)	(0.92)	(1.48)	19.02	20.57	70,717	1.03		1.10		1.26		201
Series II
Year ended 12/31/18	12.92	0.12		(1.49)	(1.37)	(0.19)	(0.45)	(0.64)	10.91	(11.28)	1,214	1.48	(d)	1.49	(d)	0.99	(d)	111%
Year ended 12/31/17	11.84	0.15	(e)	1.07	1.22	(0.14)	—	(0.14)	12.92	10.33	1,446	1.38		1.38		1.17	(e)	91
Year ended 12/31/16	11.26	0.11		1.02	1.13	(0.19)	(0.36)	(0.55)	11.84	10.31	1,462	1.40		1.41		1.01		92
Year ended 12/31/15	18.88	0.13		(0.72)	(0.59)	(0.22)	(6.81)	(7.03)	11.26	(2.37)	1,500	1.33		1.35		0.82		117
Year ended 12/31/14	16.91	0.19		3.21	3.40	(0.51)	(0.92)	(1.43)	18.88	20.30	1,794	1.28		1.35		1.01		201

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $40,920 and $1,376 for Series I and Series II shares, respectively.
(e)

Net investment income per share and the ratio of net investment income to average net assets includes significant dividends received during the year ended December 31, 2017. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.14 and 1.11% and $0.11 and 0.86% for Series I and Series II shares, respectively.

Invesco V.I. Managed Volatility Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

and Shareholders of Invesco V.I. Managed Volatility Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. Managed Volatility Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

February 14, 2019

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. Managed Volatility Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2018 through December 31, 2018.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
Class	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)[1]	Expenses Paid During Period[2],3	Ending Account Value (12/31/18)	Expenses Paid During Period[2],4	Annualized Expense Ratio[2]
Series I	$1,000.00	$908.10	$5.87	$1,019.06	$6.21	1.22%
Series II	1,000.00	906.10	7.06	1,017.80	7.48	1.47

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2018 through December 31, 2018, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]

Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year. Effective January 1, 2019, the Fund’s adviser has contractually agreed to limit administrative services fees reimbursed by the Fund. The annualized ratios restated as if this administrative services fee limitation had been in effect throughout the entire most recent fiscal half year are 1.11% and 1.36%, for Series I and Series II shares, respectively.

[3]

The actual expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $5.34 and $6.53 for Series I and Series II shares, respectively.

[4]

The hypothetical expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $5.65 and $6.92 for Series I and Series II shares, respectively.

Invesco V.I. Managed Volatility Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2018:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$1,420,263
Corporate Dividends Received Deduction*	98.41%
U.S. Treasury Obligations*	7.62%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Managed Volatility Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

Invesco V.I. Managed Volatility Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesse Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	1998	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	158	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None
Christopher L. Wilson — 1957 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	ISO New England, Inc. (non-profit organization managing regional electricity market)

Invesco V.I. Managed Volatility Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor — 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC; Secretary and Vice President, Jemstep, Inc.

Formerly: Head of Legal, Worldwide Institutional; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

Invesco V.I. Managed Volatility Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. Managed Volatility Fund

Annual Report to Shareholders	December 31, 2018

Invesco V.I. Mid Cap Core Equity Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The Fund’s Form N-Q (or any successor Form) filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q (or any successor Form), have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Invesco Distributors, Inc.	VIMCCE-AR-1	02152019 1209

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2018, Series I shares of Invesco V.I. Mid Cap

Core Equity Fund (the Fund) underperformed the Russell Midcap Index, the Fund’s style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/17 to 12/31/18, excluding variable product issuer charges.

If variable product issuer charges were included, returns would be lower.

Series I Shares	-11.35%
Series II Shares	-11.60
S&P 500 Index▼ (Broad Market Index)	-4.38
Russell Midcap Index∎ (Style-Specific Index)	-9.06
Lipper VUF Mid-Cap Core Funds Index♦ (Peer Group Index)	-11.67
Source(s): ▼FactSet Research Systems Inc.; ∎RIMES Technologies Corp.; ♦Lipper Inc.

Market conditions and your Fund

Calendar year 2018 proved to be an increasingly volatile time for US equities. In January 2018, US equity markets steadily moved higher, as investors remained enthused about the passage of the Tax Cuts and Jobs Act signed into law in late December 2017. However, in February 2018, volatility returned to the US stock and bond markets. Worries about how rising interest rates might affect economic growth, concerns about a potential trade war and heightened geopolitical tensions caused the US stock markets to pull back and volatility to increase.

    US equity markets generally recovered in the second quarter of 2018 as strong US retail sales and low unemployment buoyed markets. Throughout the summer, US equities moved higher as corporate profits surged. Several US equity indexes reached new highs despite potential headwinds including trade tensions, tariff announcements and contagion concerns over a Turkish currency crisis. After a relatively quiet summer, market volatility noticeably rose in October, as US equity markets suffered a sharp sell-off through year-end, amid rising interest rates and concerns that higher inflation could mean a more restrictive monetary policy. In this environment, there was a flight to safety, as investors fled to defensive areas of the equities markets, like health care and utilities, and US Treasuries.

    Given signs of a strong economy, the US Federal Reserve raised interest rates four times during the year: in March, June, September and December 2018. Following December’s Federal Reserve meeting, Chairman Jerome Powell raised interest rates for the fourth time in 2018 by 25 basis points to a targeted range of 2.25% to 2.50%, and lowered guidance from three to two rate hikes in 2019, signaling a slightly more dovish stance than expected.1 In contrast, the European Central Bank and central banks in several other countries maintained extraordinarily accommodative monetary policies.

    During the year, the largest contributor to the Fund’s performance relative to the style-specific benchmark was the Fund’s large weighting to cash. Stock selection in the financials and consumer staples sectors also benefited the Fund’s relative performance. While stock selection in the utilities sector added to the Fund’s relative performance, underweight exposure to the sector produced negative overall results. The largest detractors from the Fund’s relative performance included stock selection in the information technology (IT), energy, consumer discretionary and industrials sectors.

    Discount retailer Dollar General was the largest contributor for the year. The company grew in market share and the market responded to its improved business model.

    Another key individual contributor to the Fund’s relative performance was IT sector holding, Xilinx. During the year, Xilinx won a major order from Microsoft’s cloud platform for “Field Programmable Gate Arrays.” This order was a significant endorsement of Xilinx’s technology and boosted investor confidence in the company’s future growth, which pushed the shares higher.

    CommScope was a key detractor from the Fund’s performance relative to its style-specific benchmark for the year. The company’s stock price fell approximately 58% during the year, as the market did not respond well to an acquisition the company announced during the fourth quarter.

    Concho Resources and Core Laboratories also detracted from the Fund’s performance versus the style-specific benchmark. Both companies sold off along with the energy sector as a whole, as oil prices fell during the year. In our view, company-specific issues were not the catalyst for either company’s downturn.

    During the year, industrial manufacturer Colfax detracted from the Fund’s performance relative to its style-specific benchmark. Shares of the company declined mainly due to higher costs that affected profits.

    Finally, the Fund’s conservative positioning and allocation to cash benefited the Fund’s relative and absolute returns

Portfolio Composition
By sector	% of total net assets

Information Technology	17.1%
Industrials	14.6
Financials	10.8
Health Care	8.2
Consumer Discretionary	7.6
Materials	5.2
Consumer Staples	4.7
Energy	4.4
Communication Services	1.7
Utilities	1.6
Money Market Funds
Plus Other Assets Less Liabilities	24.1

Top 10 Equity Holdings*
% of total net assets

1. Dollar General Corp.	3.1%
2. Zimmer Biomet Holdings, Inc.	2.1
3. Progressive Corp. (The)	2.0
4. EPAM Systems, Inc.	2.0
5. Agilent Technologies, Inc.	2.0
6. Moody’s Corp.	2.0
7. Jack Henry & Associates, Inc.	2.0
8. Viacom Inc.-Class B	1.7
9. Republic Services, Inc.	1.7
10. Keysight Technologies, Inc.	1.7

Total Net Assets	$219.9 million

Total Number of Holdings*	67

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of December 31, 2018.

Invesco V.I. Mid Cap Core Equity Fund

during the year. We have been quite active in deploying cash during periods of market volatility, and we remain focused on putting these assets back to work.

    At the close of the year, the Fund’s largest overweight position relative to the Russell Midcap Index was in the IT sector. The Fund held a slight overweight position to the industrials sector. The largest underweight positions relative to the Russell Midcap Index were in the consumer discretionary, consumer staples, health care, real estate and utilities sectors. The Fund also had a slight underweight position in the communication services sector.

    As always, the Fund focuses on companies that provide an attractive return on invested capital, trade at attractive valuations and have high-quality management teams with a long-term perspective. In short, we seek to take advantage of the market’s volatile behavior and short-term focus. We believe our conservative approach should position the Fund to navigate the evolving economic backdrop.

    We thank you for your continued investment in Invesco V.I. Mid Cap Core Equity Fund.

1	Source: US Federal Reserve

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Ronald Sloan Chartered Financial Analyst, Portfolio Manager and Co-Chief Investment Officer of
Invesco’s Global Core Equity Team, is lead manager of Invesco V.I. Mid Cap Core Equity Fund. He joined Invesco in 1998. Mr. Sloan earned a BS in business administration and an MBA from the University of Missouri.

Assisted by Invesco’s Global Core Equity Team

Invesco V.I. Mid Cap Core Equity Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/08

1	Source: RIMES Technologies Corp.
2	Source: FactSet Research Systems Inc.
3	Source: Lipper Inc.

Past performance cannot guarantee

comparable future results.

Average Annual Total Returns
As of 12/31/18

Series I Shares
Inception (9/10/01)	6.52%
10 Years	8.70
5 Years	2.98
1 Year	-11.35

Series II Shares
Inception (9/10/01)	6.26%
10 Years	8.42
5 Years	2.72
1 Year	-11.60

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures in the table and chart do not reflect deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.97% and 1.22%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.99% and 1.24%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. Mid Cap Core Equity Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2020. See current prospectus for more information.

Invesco V.I. Mid Cap Core Equity Fund

Invesco V.I. Mid Cap Core Equity Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2018, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.

Principal risks of investing in the Fund

Cash/cash equivalents risk. In rising markets, holding cash or cash equivalents will negatively affect the Fund’s performance relative to its benchmark.

    Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Derivatives strategies may not always be successful. For example, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

    Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.

    Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.

    Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.

    Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.

    Mid-capitalization companies risk. Mid-capitalization companies tend to be more vulnerable to changing market conditions and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.

About indexes used in this report

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

    The Russell Midcap® Index is an unmanaged index considered representative of mid-cap stocks. The Russell Midcap Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

    The Lipper VUF Mid-Cap Core Funds Index is an unmanaged index considered representative of mid-cap core variable insurance underlying funds tracked by Lipper.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

    Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Invesco V.I. Mid Cap Core Equity Fund

Schedule of Investments(a)

December 31, 2018

	Shares	Value
Common Stocks–75.88%
Apparel, Accessories & Luxury Goods–1.15%
Samsonite International S.A.(b)(c)	898,200	$2,535,683

Application Software–1.22%
Synopsys, Inc.(c)	31,929	2,689,699

Asset Management & Custody Banks–1.53%
St. James’s Place PLC (United Kingdom)	280,715	3,363,375

Biotechnology–1.32%
BioMarin Pharmaceutical Inc.(c)	34,082	2,902,082

Building Products–0.60%
Allegion PLC	16,639	1,326,295

Commodity Chemicals–2.08%
Orion Engineered Carbons S.A. (Luxembourg)	42,106	1,064,440
Valvoline, Inc.	181,046	3,503,240
		4,567,680

Communications Equipment–2.54%
CommScope Holding Co., Inc.(c)	133,212	2,183,345
Motorola Solutions, Inc.	29,606	3,405,874
		5,589,219

Data Processing & Outsourced Services–2.43%
Jack Henry & Associates, Inc.	33,916	4,291,052
PagSeguro Digital Ltd.–Class A (Brazil)(c)	56,194	1,052,514
		5,343,566

Department Stores–1.04%
Nordstrom, Inc.	48,908	2,279,602

Electronic Components–1.08%
Amphenol Corp.–Class A	29,323	2,375,749

Electronic Equipment & Instruments–1.71%
Keysight Technologies, Inc.(c)	60,666	3,766,145

Electronic Manufacturing Services–0.54%
IPG Photonics Corp.(c)	10,405	1,178,782

Environmental & Facilities Services–2.59%
Republic Services, Inc.	52,609	3,792,583
Tetra Tech, Inc.	36,743	1,902,185
		5,694,768

Financial Exchanges & Data–1.95%
Moody’s Corp.	30,644	4,291,386

General Merchandise Stores–3.12%
Dollar General Corp.	63,564	6,869,997

Health Care Equipment–4.88%
Hill-Rom Holdings, Inc.	28,872	2,556,616
Wright Medical Group N.V.(c)	129,837	3,534,163
Zimmer Biomet Holdings, Inc.	44,802	4,646,863
		10,737,642

	Shares	Value
Homebuilding–1.60%
D.R. Horton, Inc.	101,675	$3,524,055

Industrial Machinery–9.35%
Altra Industrial Motion Corp.	15,663	393,924
Colfax Corp.(c)	58,736	1,227,582
Crane Co.	16,472	1,188,949
Fortive Corp.	30,515	2,064,645
Gates Industrial Corp. PLC(c)	78,497	1,039,300
Ingersoll-Rand PLC	28,864	2,633,263
ITT Inc.	72,192	3,484,708
Lincoln Electric Holdings, Inc.	14,811	1,167,847
Nordson Corp.	14,868	1,774,496
Parker-Hannifin Corp.	15,264	2,276,473
Stanley Black & Decker Inc.	18,470	2,211,598
Timken Co. (The)	29,137	1,087,393
		20,550,178

Internet & Direct Marketing Retail–0.78%
Just Eat PLC (United Kingdom)(c)	230,764	1,725,965

IT Consulting & Other Services–1.98%
EPAM Systems, Inc.(c)	37,509	4,351,419

Life & Health Insurance–1.36%
Torchmark Corp.	40,159	2,993,050

Life Sciences Tools & Services–1.97%
Agilent Technologies, Inc.	64,126	4,325,940

Marine–0.94%
Kirby Corp.(c)	30,760	2,071,994

Movies & Entertainment–1.74%
Viacom Inc.–Class B	148,633	3,819,868

Multi-Utilities–1.65%
CMS Energy Corp.	72,944	3,621,670

Office Services & Supplies–0.87%
Societe BIC S.A. (France)	18,755	1,910,663

Oil & Gas Equipment & Services–1.93%
Apergy Corp.(c)	27,260	738,201
Cactus, Inc.–Class A(c)	37,804	1,036,207
Core Laboratories N.V.	41,386	2,469,089
		4,243,497

Oil & Gas Exploration & Production–2.23%
Concho Resources Inc.(c)	33,443	3,437,606
Seven Generations Energy Ltd.–Class A (Canada)(c)	179,239	1,462,586
		4,900,192

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Mid Cap Core Equity Fund

	Shares	Value
Packaged Foods & Meats–4.02%
JM Smucker Co. (The)	23,797	$2,224,782
Kellogg Co.	36,944	2,106,177
McCormick & Co., Inc.	22,367	3,114,381
Nomad Foods Ltd. (United Kingdom)(c)	83,215	1,391,355
		8,836,695

Paper Packaging–0.89%
Packaging Corp. of America	23,466	1,958,472

Property & Casualty Insurance–3.25%
Arch Capital Group Ltd.(c)	101,721	2,717,985
Progressive Corp. (The)	73,332	4,424,120
		7,142,105

Railroads–1.07%
Genesee & Wyoming Inc.–Class A(c)	31,914	2,362,274

Regional Banks–1.95%
Comerica Inc.	28,118	1,931,426
First Republic Bank	27,089	2,354,034
		4,285,460

Semiconductor Equipment–2.00%
KLA-Tencor Corp.	26,812	2,399,406
Teradyne, Inc.	63,963	2,007,159
		4,406,565

Semiconductors–3.63%
Analog Devices, Inc.	29,572	2,538,165
Microchip Technology Inc.	30,168	2,169,682
Xilinx, Inc.	38,421	3,272,317
		7,980,164

	Shares	Value
Specialty Chemicals–1.19%
International Flavors & Fragrances Inc.	19,488	$2,616,654

Specialty Stores–0.70%
Ulta Beauty, Inc.(c)	6,284	1,538,575

Steel–1.00%
Reliance Steel & Aluminum Co.	17,511	1,246,258
Steel Dynamics, Inc.	31,514	946,680
		2,192,938
Total Common Stocks (Cost $139,348,247)		166,870,063

Money Market Funds–24.12%
Invesco Government & Agency Portfolio–Institutional Class, 2.30%(d)	17,704,522	17,704,522
Invesco Liquid Assets Portfolio–Institutional Class, 2.48%(d)	12,642,171	12,643,435
Invesco Treasury Portfolio –Institutional Class, 2.30%(d)	22,686,188	22,686,188
Total Money Market Funds (Cost $53,034,079)		53,034,145
TOTAL INVESTMENTS IN SECURITIES–100.00% (Cost $192,382,326)		219,904,208
OTHER ASSETS LESS LIABILITIES–0.00%		2,642
NET ASSETS–100.00%		$219,906,850

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at December 31, 2018 represented 1.15% of the Fund’s Net Assets.

(c)	Non-income producing security.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of December 31, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Mid Cap Core Equity Fund

Statement of Assets and Liabilities

December 31, 2018

Statement of Operations

For the year ended December 31, 2018

Assets:
Investments in securities, at value (Cost $139,348,247)	$166,870,063
Investments in affiliated money market funds, at value (Cost $53,034,079)	53,034,145
Foreign currencies, at value (Cost $601)	586
Receivable for:
Fund shares sold	131,810
Dividends	282,165
Investment for trustee deferred compensation and retirement plans	106,146
Total assets	220,424,915

Liabilities:
Payable for:
Amount due to custodian	56,983
Fund shares reacquired	165,571
Accrued fees to affiliates	137,094
Accrued trustees’ and officers’ fees and benefits	4,577
Accrued other operating expenses	36,547
Trustee deferred compensation and retirement plans	117,293
Total liabilities	518,065
Net assets applicable to shares outstanding	$219,906,850

Net assets consist of:
Shares of beneficial interest	$166,716,480
Distributable earnings	53,190,370
$219,906,850

Net Assets:
Series I	$148,078,282
Series II	$71,828,568

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	13,503,019
Series II	6,701,954
Series I:
Net asset value per share	$10.97
Series II:
Net asset value per share	$10.72

Investment income:
Dividends (net of foreign withholding taxes of $34,355)	$2,753,869
Dividends from affiliated money market funds	1,012,522
Total investment income	3,766,391

Expenses:
Advisory fees	1,990,015
Administrative services fees	479,145
Custodian fees	10,283
Distribution fees — Series II	244,440
Transfer agent fees	30,505
Trustees’ and officers’ fees and benefits	24,163
Reports to shareholders	8,480
Professional services fees	43,184
Other	5,598
Total expenses	2,835,813
Less: Fees waived	(68,722)
Net expenses	2,767,091
Net investment income	999,300

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	26,581,112
Foreign currencies	(896)
26,580,216
Change in net unrealized appreciation (depreciation) of:
Investment securities	(58,167,666)
Foreign currencies	(125)
(58,167,791)
Net realized and unrealized gain (loss)	(31,587,575)
Net increase (decrease) in net assets resulting from operations	$(30,588,275)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Mid Cap Core Equity Fund

Statement of Changes in Net Assets

For the years ended December 31, 2018 and 2017

	2018	2017
Operations:
Net investment income	$999,300	$891,482
Net realized gain	26,580,216	34,934,135
Change in net unrealized appreciation (depreciation)	(58,167,791)	9,878,571
Net increase (decrease) in net assets resulting from operations	(30,588,275)	45,704,188

Distributions to shareholders from distributable earnings(1):
Series I	(25,354,121)	(4,886,138)
Series II	(12,182,243)	(3,318,004)
Total distributions from distributable earnings	(37,536,364)	(8,204,142)

Share transactions–net:
Series I	350,737	(25,346,439)
Series II	(45,715,623)	(4,339,452)
Net increase (decrease) in net assets resulting from share transactions	(45,364,886)	(29,685,891)
Net increase (decrease) in net assets	(113,489,525)	7,814,155

Net assets:
Beginning of year	333,396,375	325,582,220
End of year	$219,906,850	$333,396,375

(1)

For the year ended December 31, 2017, distributions to shareholders from distributable earnings consisted of distributions from net investment income and distributions from net realized gains. The Securities and Exchange Commission eliminated the requirement to disclose the distribution components separately. For the year ended December 31, 2017, distributions from net investment income were $1,002,873 and $437,528 and distributions from net realized gains were $3,883,265 and $2,880,476 for Series I and Series II shares, respectively.

Notes to Financial Statements

December 31, 2018

NOTE 1—Significant Accounting Policies

Invesco V.I. Mid Cap Core Equity Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect

Invesco V.I. Mid Cap Core Equity Fund

appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain

Invesco V.I. Mid Cap Core Equity Fund

tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.725%
Next $500 million	0.70%
Next $500 million	0.675%
Over $1.5 billion	0.65%

For the year ended December 31, 2018, the effective advisory fees incurred by the Fund was 0.725%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, formerly Invesco PowerShares Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the

Invesco V.I. Mid Cap Core Equity Fund

fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2019, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2019. During its term, the fee waiver agreement cannot be terminated or amended to increase expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2020, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2018, the Adviser waived advisory fees of $68,722.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2018, Invesco was paid $68,131 for accounting and fund administrative services and was reimbursed $411,014 for fees paid to insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2018, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the year ended December 31, 2018, the Fund incurred $262 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks	$159,060,342	$7,809,721	$—	$166,870,063
Money Market Funds	53,034,145	—	—	53,034,145
Total Investments	$212,094,487	$7,809,721	$—	$219,904,208

Invesco V.I. Mid Cap Core Equity Fund

NOTE 4—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 6—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2018 and 2017:

	2018	2017
Ordinary income	$978,585	$2,926,214
Long-term capital gain	36,557,779	5,277,928
Total distributions	$37,536,364	$8,204,142
Tax Components of Net Assets at Period-End:

2018
Undistributed ordinary income	$942,026
Undistributed long-term gain	24,838,124
Net unrealized appreciation — investments	27,520,552
Net unrealized appreciation (depreciation) — foreign currencies	(55)
Temporary book/tax differences	(110,277)
Shares of beneficial interest	166,716,480
Total net assets	$219,906,850

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2018.

NOTE 7—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2018 was $59,355,793 and $112,350,316, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$45,581,853
Aggregate unrealized (depreciation) of investments	(18,061,301)
Net unrealized appreciation of investments	$27,520,552

Cost of investments for tax purposes is $192,383,656.

Invesco V.I. Mid Cap Core Equity Fund

NOTE 8—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of return of capital dividend adjustments, on December 31, 2018, undistributed net investment income was decreased by $49,853, undistributed net realized gain was increased by $896 and shares of beneficial interest was increased by $48,957. This reclassification had no effect on the net assets of the Fund.

NOTE 9—Share Information

	Summary of Share Activity
	Years ended December 31,
	2018(a)		2017
	Shares	Amount	Shares	Amount
Sold:
Series I	300,113	$3,835,156	246,444	$3,379,997
Series II	740,161	9,893,417	1,068,806	14,280,075

Issued as reinvestment of dividends:
Series I	1,976,159	25,354,119	355,873	4,886,138
Series II	970,697	12,182,244	246,692	3,318,004

Reacquired:
Series I	(2,114,524)	(28,838,538)	(2,449,096)	(33,612,574)
Series II	(5,009,103)	(67,791,284)	(1,632,724)	(21,937,531)
Net increase (decrease) in share activity	(3,136,497)	$(45,364,886)	(2,164,005)	$(29,685,891)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 74% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Series I
Year ended 12/31/18	$14.41	$0.06	$(1.39)	$(1.33)	$(0.07)	$(2.04)	$(2.11)	$10.97	(11.35)%	$148,078	0.91	%(d)	0.94	%(d)	0.46	%(d)	27%
Year ended 12/31/17	12.87	0.05	1.85	1.90	(0.07)	(0.29)	(0.36)	14.41	14.92	192,277	0.94		0.96		0.37		45
Year ended 12/31/16	12.12	0.07	1.54	1.61	(0.01)	(0.85)	(0.86)	12.87	13.43	195,464	0.98		1.00		0.57		29
Year ended 12/31/15	14.06	0.02	(0.58)	(0.56)	(0.05)	(1.33)	(1.38)	12.12	(4.03)	201,685	1.01		1.03		0.17		44
Year ended 12/31/14	15.13	0.05	0.64	0.69	(0.01)	(1.75)	(1.76)	14.06	4.43	254,553	1.01		1.04		0.29		38
Series II
Year ended 12/31/18	14.11	0.03	(1.36)	(1.33)	(0.02)	(2.04)	(2.06)	10.72	(11.60)	71,829	1.16	(d)	1.19	(d)	0.21	(d)	27
Year ended 12/31/17	12.61	0.02	1.81	1.83	(0.04)	(0.29)	(0.33)	14.11	14.65	141,120	1.19		1.21		0.12		45
Year ended 12/31/16	11.91	0.04	1.51	1.55	—	(0.85)	(0.85)	12.61	13.16	130,118	1.23		1.25		0.32		29
Year ended 12/31/15	13.84	(0.01)	(0.57)	(0.58)	(0.02)	(1.33)	(1.35)	11.91	(4.28)	118,276	1.26		1.28		(0.08)		44
Year ended 12/31/14	14.95	0.01	0.63	0.64	—	(1.75)	(1.75)	13.84	4.17	128,305	1.26		1.29		0.04		38

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $176,709 and $97,776 for Series I and Series II shares, respectively.

Invesco V.I. Mid Cap Core Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

and Shareholders of Invesco V.I. Mid Cap Core Equity Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. Mid Cap Core Equity Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

February 14, 2019

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. Mid Cap Core Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2018 through December 31, 2018.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (07/01/18)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/18)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/18)	Expenses Paid During Period[2]
Series I	$1,000.00	$909.90	$4.48	$1,020.52	$4.74	0.93%
Series II	1,000.00	908.50	5.68	1,019.26	6.01	1.18

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2018 through December 31, 2018, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Mid Cap Core Equity Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2018:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$36,557,779
Corporate Dividends Received Deduction*	100.00%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Mid Cap Core Equity Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

Invesco V.I. Mid Cap Core Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesse Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	1998	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	158	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None
Christopher L. Wilson — 1957 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	ISO New England, Inc. (non-profit organization managing regional electricity market)

Invesco V.I. Mid Cap Core Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor — 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC; Secretary and Vice President, Jemstep, Inc.

Formerly: Head of Legal, Worldwide Institutional; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

Invesco V.I. Mid Cap Core Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. Mid Cap Core Equity Fund

Annual Report to Shareholders	December 31, 2018

Invesco V.I. Mid Cap Growth Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The Fund’s Form N-Q (or any successor Form) filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q (or any successor Form), have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Invesco Distributors, Inc.	VK-VIMCG-AR-1	02152019 1213

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2018, Series I shares of Invesco V.I. Mid Cap Growth Fund (the Fund) underperformed the Russell Midcap Growth Index, the Fund’s style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/17 to 12/31/18, excluding variable product issuer charges.

If variable product issuer charges were included, returns would be lower.

Series I Shares	-5.58%
Series II Shares	-5.87
S&P 500 Index▼ (Broad Market Index)	-4.38
Russell Midcap Growth Index∎ (Style-Specific Index)	-4.75
Lipper VUF Mid-Cap Growth Funds Index♦ (Peer Group Index)	-4.64

Source(s):▼FactSet Research Systems Inc.; ∎RIMES Technologies Corp; ♦Lipper Inc.

Market conditions and your Fund

Calendar year 2018 proved to be an increasingly volatile time for US equities. In January 2018, US equity markets steadily moved higher, as investors remained enthused about the passage of the Tax Cuts and Jobs Act signed into law in late December 2017. However, in February 2018, volatility returned to the US stock and bond markets. Worries about how rising interest rates might affect economic growth, concerns about a potential trade war and heightened geopolitical tensions caused the US stock markets to pull back and volatility to increase.

    US equity markets generally recovered in the second quarter of 2018 as strong US retail sales and low unemployment buoyed markets. Throughout the summer, US equities moved higher as corporate profits surged. Several US equity indexes reached new highs despite potential headwinds including trade tensions, tariff announcements and contagion concerns over a Turkish currency crisis. After a relatively quiet summer, market volatility noticeably rose in October, as US equity markets suffered a sharp sell-off through year-end, amid rising interest rates and concerns that higher inflation could mean a more restrictive monetary policy. In this environment, there was a flight to safety, as investors fled to defensive areas of the equities markets, like health care and utilities, and US Treasuries.

    Given signs of a strong economy, the US Federal Reserve raised interest rates four times during the year: in March, June, September and December 2018. Following December’s Federal Reserve meeting, Chairman Jerome Powell raised interest rates for the fourth time in 2018 by 25 basis points to a targeted range of

2.25% to 2.50%, and lowered guidance from three to two rate hikes in 2019, signaling a slightly more dovish stance than expected.1 In contrast, the European Central Bank and central banks in several other countries maintained extraordinarily accommodative monetary policies.

    During the year, the Fund produced a loss and underperformed its style-specific benchmark. Key detractors to relative performance for the year included stock selection in the information technology (IT), industrials and communication services sectors. An underweight allocation to consumer staples and an overweight allocation to energy also hurt relative returns. Stock selection and an overweight position in health care, as well as stock selection and an underweight position in materials and consumer discretionary, were primary relative contributors to the Fund’s relative performance. Stock selection in financials was beneficial, as was the Fund’s ancillary cash position during the year.

    Parsley Energy was among detractors from absolute and relative performance for the year. In general, the energy sector was among the worst-performing sectors this year given volatility in oil prices. We used weakness in energy stocks to reallocate into companies that we believed had higher conviction and higher quality. We believed Parsley Energy to be a high-quality company with key acreage in the Permian Basin that is positioned to relatively outperform in the global oil market.

    Within consumer discretionary, an overweight position in Wynn Resorts was a detractor from the Fund’s performance versus the style-specific benchmark for the year. The hotel and casino company faced headwinds as several factors slowed gambling revenue in the Macau region of China, including the World Cup in Russia and a September typhoon that shut down the casinos. We exited our position in the company before the close of the year.

    Within the software industry, LogMeIn detracted from the Fund’s performance relative to the style-specific benchmark for the year. The company’s stock sold off after it experienced customer turnover that affected a small percentage of the company’s sales. We believed that the company’s fundamentals remained relatively stable. We exited our position in the company before the close of the year.

Portfolio Composition
By sector	% of total net assets

Information Technology	28.7%
Health Care	17.5
Industrials	16.9
Consumer Discretionary	16.0
Financials	8.9
Communication Services	3.8
Energy	3.4
Materials	2.2
Real Estate	1.4
Consumer Staples	0.6
Money Market Funds
Plus Other Assets Less Liabilities	0.6

Top 10 Equity Holdings*
% of total net assets

1. ServiceNow, Inc.	2.5%
2. Burlington Stores, Inc.	2.1
3. Cheniere Energy, Inc.	2.1
4. Centene Corp.	2.0
5. Roper Technologies, Inc.	2.0
6. CoStar Group Inc.	2.0
7. E*TRADE Financial Corp.	2.0
8. TD Ameritrade Holding Corp.	1.9
9. Boston Scientific Corp.	1.8
10. DexCom Inc.	1.8

Total Net Assets	$183.3 million

Total Number of Holdings*	85

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of December 31, 2018.

Invesco V.I. Mid Cap Growth Fund

    Holdings within the health care equipment and supplies and biotechnology industries aided the Fund’s performance for the year. The leading individual contributor to both absolute and relative returns was Dexcom, which is in the early stages of a new product launch that is expected to support long-term revenue growth. Boston Scientific, which manufactures an array of medical devices, reported strong results across their portfolio of products and raised earnings guidance for the year. It also received a “mini-tender” offer by a private investment firm, although the offer was subsequently denied as it was below Boston Scientific’s trading price at the time.

    Within biotechnology, the leading individual contributor to the Fund’s performance versus the style-specific benchmark for the year was Sarepta Therapeutics. The company delivered encouraging updates regarding the development of its gene therapy molecule during the year.

    While security selection within the IT sector detracted from the Fund’s relative performance, ServiceNow was among the top individual contributors to the Fund’s absolute performance and an overweight position in the holding was beneficial to relative results. ServiceNow provides cloud computing services to businesses in an effort to “make work better for people.” The stock benefited from the firm’s continued growth across both the public and private sectors.

    At the end of the year, the Fund’s largest overweight allocations relative to the style-specific benchmark were in the health care, financials, energy and industrials sectors. In contrast, the largest underweight allocations were in the IT, consumer staples, materials and real estate sectors.

    Our view is that we are in a slowing, but not declining, global growth environment as the benefits of US tax stimulus and deregulation are being offset by higher interest rates, rising labor costs and trade pressures. In such an environment, true growth will likely remain scarce, and we believe the market will favor companies that can produce growth and compound earnings in spite of the economic cycle. Given this scenario, we seek opportunities in companies that are taking share within their respective industries. Though we anticipate a possible economic slowing, we continue to prudently balance the Fund between dynamic growth opportunities and more durable growth opportunities.

    We thank you for your commitment to Invesco V.I. Mid Cap Growth Fund and for sharing our long-term investment horizon.

1	Source: US Federal Reserve

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Jim Leach Chartered Financial Analyst, Portfolio Manager, is lead manager of Invesco V.I. Mid Cap Growth Fund.
He joined Invesco in 2011. Mr. Leach earned a BS in mechanical engineering from the University of California and an MBA from New York University Stern School of Business.

Elizabeth Bernstein Portfolio Manager, is manager of Invesco V.I. Mid Cap Growth Fund. She joined Invesco in 2012. Ms. Bernstein earned a BA degree in history, cum laude, from the University of Pennsylvania and an MBA from the University of Michigan – Ross School of Business with an emphasis in strategy and finance.

Invesco V.I. Mid Cap Growth Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/08

1	Source: RIMES Technologies Corp.
2	Source: Lipper Inc.
3	Source: FactSet Research Systems Inc.

Past performance cannot guarantee comparable future results.

Average Annual Total Returns
As of 12/31/18

Series I Shares
10 Years	13.42%
5 Years	4.96
1 Year	-5.58

Series II Shares
Inception (9/25/00)	1.23%
10 Years	13.22
5 Years	4.70
1 Year	-5.87

Effective June 1, 2010, Class II shares of the predecessor fund, Van Kampen Life Investment Trust Mid Cap Growth Portfolio, advised by Van Kampen Asset Management were reorganized into Series II shares, of Invesco Van Kampen V.I. Mid Cap Growth Fund (renamed Invesco V.I. Mid Cap Growth Fund on April 29, 2013). Returns shown above, prior to June 1, 2010, for Series II shares are blended returns of the predecessor fund and Invesco V.I. Mid Cap Growth Fund. Share class returns will differ from the predecessor fund because of different expenses.

    Series I shares incepted on June 1, 2010. Series I share performance shown prior to that date is that of the predecessor fund’s Class II shares and includes the 12b-1 fees applicable to the predecessor fund’s Class II shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures in the table and chart do not reflect deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.00% and 1.25%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. Mid Cap Growth Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable

Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Mid Cap Growth Fund

Invesco V.I. Mid Cap Growth Fund’s investment objective is to seek capital growth.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2018, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.

Principal risks of investing in the Fund

Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.

    Growth investing risk. Growth stocks tend to be more expensive relative to the issuing company’s earnings or assets compared with other types of stock. As a result, they tend to be more sensitive to changes in, or investors’ expectations of, the issuing company’s earnings and can be more volatile.

    Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.

    Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.

    Mid-capitalization companies risk. Mid-capitalization companies tend to be more vulnerable to changing market conditions and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.

    Sector focus risk. The Fund may from time to time invest a significant amount of its assets (i.e. over 25%) in one market sector or group of related industries. In this event, the Fund’s performance will depend to a greater extent on the overall condition of the sector or group of industries and there is increased risk that the Fund will lose significant value if conditions adversely affect that sector or group of industries.

About indexes used in this report

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

    The Russell Midcap® Growth Index is an unmanaged index considered representative of mid-cap growth stocks. The Russell Midcap Growth Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

    The Lipper VUF Mid-Cap Growth Funds Index is an unmanaged index considered representative of mid-cap growth variable insurance underlying funds tracked by Lipper.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

    Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Invesco V.I. Mid Cap Growth Fund

Schedule of Investments(a)

December 31, 2018

	Shares	Value
Common Stocks & Other Equity Interests–99.44%
Aerospace & Defense–2.87%
Harris Corp.	15,574	$2,097,039
TransDigm Group, Inc.(b)	9,279	3,155,417
		5,252,456

Air Freight & Logistics–0.35%
XPO Logistics, Inc.(b)	11,357	647,803

Apparel Retail–2.12%
Burlington Stores, Inc.(b)	23,942	3,894,645

Apparel, Accessories & Luxury Goods–0.58%
PVH Corp.	11,472	1,066,322

Application Software–7.30%
Autodesk, Inc.(b)	12,981	1,669,486
Guidewire Software Inc.(b)	36,301	2,912,429
New Relic, Inc.(b)	19,670	1,592,680
SS&C Technologies Holdings, Inc.	71,196	3,211,652
Synopsys, Inc.(b)	17,609	1,483,382
Tyler Technologies, Inc.(b)	13,480	2,504,854
		13,374,483

Auto Parts & Equipment–0.88%
Aptiv PLC	26,155	1,610,363

Biotechnology–4.19%
BioMarin Pharmaceutical Inc.(b)	30,062	2,559,779
Neurocrine Biosciences, Inc.(b)	30,514	2,179,005
Sage Therapeutics, Inc.(b)	11,116	1,064,802
Sarepta Therapeutics, Inc.(b)	17,265	1,884,129
		7,687,715

Building Products–0.53%
Trex Co., Inc.(b)	16,257	965,016

Communications Equipment–1.96%
Arista Networks Inc.(b)	4,653	980,387
F5 Networks, Inc.(b)	16,123	2,612,410
		3,592,797

Data Processing & Outsourced Services–5.72%
Black Knight, Inc.(b)	65,942	2,971,347
Fidelity National Information Services, Inc.	24,251	2,486,940
FleetCor Technologies Inc.(b)	10,948	2,033,263
Worldpay, Inc.–Class A(b)	39,259	3,000,565
		10,492,115

Department Stores–0.68%
Kohl’s Corp.	18,760	1,244,538

Diversified Support Services–1.13%
KAR Auction Services, Inc.	43,553	2,078,349

	Shares	Value
Education Services–2.25%
Bright Horizons Family Solutions Inc.(b)	22,946	$2,557,332
Grand Canyon Education, Inc.(b)	16,242	1,561,506
		4,118,838

Electronic Components–1.30%
Amphenol Corp.–Class A	29,485	2,388,875

Electronic Equipment & Instruments–0.59%
FLIR Systems, Inc.	24,992	1,088,152

Environmental & Facilities Services–1.21%
Republic Services, Inc.	30,895	2,227,221

Financial Exchanges & Data–2.38%
London Stock Exchange Group PLC (United Kingdom)	44,297	2,285,948
Nasdaq, Inc.	25,403	2,072,123
		4,358,071

General Merchandise Stores–1.45%
Dollar General Corp.	24,524	2,650,554

Health Care Equipment–5.78%
Boston Scientific Corp.(b)	94,143	3,327,014
DexCom Inc.(b)	26,835	3,214,833
LivaNova PLC(b)	19,161	1,752,657
Penumbra, Inc.(b)	18,781	2,295,038
		10,589,542

Health Care Services–0.75%
Laboratory Corp. of America Holdings(b)	10,923	1,380,230

Hotels, Resorts & Cruise Lines–2.31%
Hilton Worldwide Holdings Inc.	26,759	1,921,296
Royal Caribbean Cruises Ltd.	23,567	2,304,617
		4,225,913

Household Products–0.66%
Church & Dwight Co., Inc.	18,408	1,210,510

Industrial Conglomerates–2.01%
Roper Technologies, Inc.	13,796	3,676,910

Industrial Machinery–3.02%
Fortive Corp.	41,222	2,789,081
Ingersoll-Rand PLC	30,052	2,741,644
		5,530,725

Insurance Brokers–0.85%
Brown & Brown, Inc.	56,225	1,549,561

Interactive Home Entertainment–2.14%
Electronic Arts Inc.(b)	13,416	1,058,656
Nintendo Co., Ltd. (Japan)	4,600	1,215,370
Take-Two Interactive Software, Inc.(b)	16,072	1,654,452
		3,928,478

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Mid Cap Growth Fund

	Shares	Value
Internet & Direct Marketing Retail–1.05%
Etsy, Inc.(b)	40,428	$1,923,160

Internet Services & Infrastructure–1.60%
GoDaddy, Inc.–Class A(b)	44,713	2,934,067

Investment Banking & Brokerage–3.83%
E*TRADE Financial Corp.	82,018	3,598,950
TD Ameritrade Holding Corp.	69,837	3,419,219
		7,018,169

IT Consulting & Other Services–1.26%
Gartner, Inc.(b)	18,095	2,313,265

Leisure Facilities–0.71%
Vail Resorts, Inc.	6,182	1,303,289

Life Sciences Tools & Services–2.00%
Mettler-Toledo International Inc.(b)	4,696	2,655,964
Syneos Health, Inc.(b)	25,758	1,013,577
		3,669,541

Managed Health Care–3.34%
Centene Corp.(b)	32,091	3,700,092
Humana Inc.	8,458	2,423,048
		6,123,140

Movies & Entertainment–1.65%
Live Nation Entertainment, Inc.(b)	61,353	3,021,635

Multi-Line Insurance–1.02%
Assurant, Inc.	20,927	1,871,711

Oil & Gas Exploration & Production–1.28%
Diamondback Energy Inc.	12,702	1,177,476
Parsley Energy, Inc.–Class A(b)	73,389	1,172,756
		2,350,232

Oil & Gas Storage & Transportation–2.09%
Cheniere Energy, Inc.(b)	64,725	3,831,073

Pharmaceuticals–1.40%
Zoetis Inc.	29,932	2,560,383

Regional Banks–0.87%
SVB Financial Group(b)	8,373	1,590,200

Research & Consulting Services–4.28%
CoStar Group Inc.(b)	10,679	3,602,454
Equifax Inc.	22,804	2,123,736
IHS Markit Ltd.(b)	44,141	2,117,444
		7,843,634

Restaurants–1.70%
Domino’s Pizza, Inc.	12,547	3,111,531

Semiconductor Equipment–1.36%
Entegris, Inc.	39,229	1,094,293
KLA-Tencor Corp.	15,541	1,390,764
		2,485,057

	Shares	Value
Semiconductors–3.46%
Advanced Micro Devices, Inc.(b)	64,093	$1,183,157
Analog Devices, Inc.	19,666	1,687,933
Microchip Technology Inc.	30,309	2,179,823
Universal Display Corp.(c)	13,806	1,291,827
		6,342,740

Specialized Consumer Services–1.37%
ServiceMaster Global Holdings, Inc.(b)	68,184	2,505,080

Specialized REITs–1.36%
SBA Communications Corp.–Class A(b)	15,416	2,495,696

Specialty Chemicals–2.21%
Celanese Corp.	18,398	1,655,268
Sherwin-Williams Co. (The)	6,081	2,392,630
		4,047,898

Specialty Stores–0.95%
Ulta Beauty, Inc.(b)	7,105	1,739,588

Systems Software–3.13%
ServiceNow, Inc.(b)	25,363	4,515,882
Varonis Systems, Inc.(b)	23,204	1,227,492
		5,743,374

Technology Hardware, Storage & Peripherals–1.04%
NetApp, Inc.	31,989	1,908,784

Trading Companies & Distributors–1.47%
Fastenal Co.	25,915	1,355,095
United Rentals, Inc.(b)	13,111	1,344,271
		2,699,366
Total Common Stocks & Other Equity Interests (Cost $160,240,604)		182,262,795

Money Market Funds–0.71%
Invesco Government & Agency Portfolio– Institutional Class, 2.30%(d)	458,415	458,415
Invesco Liquid Assets Portfolio–Institutional Class, 2.48%(d)	326,411	326,444
Invesco Treasury Portfolio–Institutional Class, 2.30%(d)	523,902	523,902
Total Money Market Funds (Cost $1,308,761)		1,308,761
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)–100.15% (Cost $161,549,365)		183,571,556

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.53%
Invesco Government & Agency Portfolio– Institutional Class, 2.30% (Cost $969,230)(d)(e)	969,230	969,230
TOTAL INVESTMENTS IN SECURITIES–100.68% (Cost $162,518,595)		184,540,786
OTHER ASSETS LESS LIABILITIES–(0.68)%		(1,244,660)
NET ASSETS–100.00%		$183,296,126

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Mid Cap Growth Fund

Investment Abbreviations:

REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at December 31, 2018.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of December 31, 2018.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Mid Cap Growth Fund

Statement of Assets and Liabilities

December 31, 2018

Statement of Operations

For the year ended December 31, 2018

Assets:
Investments in securities, at value (Cost $160,240,604)*	$182,262,795
Investments in affiliated money market funds, at value and cost	2,277,991
Foreign currencies, at value (Cost $5,556)	5,743
Receivable for:
Fund shares sold	148,093
Dividends	67,168
Investment for trustee deferred compensation and retirement plans	104,462
Other assets	6,648
Total assets	184,872,900

Liabilities:
Payable for:
Amount due to custodian	49,371
Fund shares reacquired	251,977
Collateral upon return of securities loaned	969,230
Accrued fees to affiliates	146,501
Accrued trustees’ and officers’ fees and benefits	4,506
Accrued other operating expenses	41,502
Trustee deferred compensation and retirement plans	113,687
Total liabilities	1,576,774
Net assets applicable to shares outstanding	$183,296,126

Net assets consist of:
Shares of beneficial interest	$131,764,843
Distributable earnings	51,531,283
$183,296,126

Net Assets:
Series I	$91,501,432
Series II	$91,794,694

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	19,167,078
Series II	19,636,750
Series I:
Net asset value per share	$4.77
Series II:
Net asset value per share	$4.67

*	At December 31, 2018, securities with an aggregate value of $963,771 were on loan to brokers.

Investment income:
Dividends (net of foreign withholding taxes of $2,455)	$1,407,775
Dividends from affiliated money market funds (includes securities lending income of $105)	38,624
Total investment income	1,446,399

Expenses:
Advisory fees	1,712,480
Administrative services fees	398,222
Custodian fees	12,887
Distribution fees — Series II	295,931
Transfer agent fees	56,988
Trustees’ and officers’ fees and benefits	19,025
Reports to shareholders	10,691
Professional services fees	56,282
Other	7,586
Total expenses	2,570,092
Less: Fees waived	(2,394)
Net expenses	2,567,698
Net investment income (loss)	(1,121,299)

Realized and unrealized gain (loss):
Net realized gain from:
Investment securities (includes net gain from securities sold to affiliates of $7,516)	32,028,887
Foreign currencies	271
32,029,158
Change in net unrealized appreciation (depreciation) of:
Investment securities	(40,227,843)
Foreign currencies	131
(40,227,712)
Net realized and unrealized gain (loss)	(8,198,554)
Net increase (decrease) in net assets resulting from operations	$(9,319,853)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Mid Cap Growth Fund

Statement of Changes in Net Assets

For the years ended December 31, 2018 and 2017

	2018	2017
Operations:
Net investment income (loss)	$(1,121,299)	$(1,076,145)
Net realized gain	32,029,158	24,180,705
Change in net unrealized appreciation (depreciation)	(40,227,712)	22,465,950
Net increase (decrease) in net assets resulting from operations	(9,319,853)	45,570,510

Distributions to shareholders from distributable earnings(1):
Series I	(11,710,806)	(6,675,715)
Series II	(12,842,411)	(7,683,442)
Total distributions from distributable earnings	(24,553,217)	(14,359,157)

Share transactions–net:
Series I	(1,294,488)	(2,907,769)
Series II	(13,180,099)	(8,386,056)
Net increase (decrease) in net assets resulting from share transactions	(14,474,587)	(11,293,825)
Net increase (decrease) in net assets	(48,347,657)	19,917,528

Net assets:
Beginning of year	231,643,783	211,726,255
End of year	$183,296,126	$231,643,783

(1)

The Securities and Exchange Commission eliminated the requirement to disclose distribution components separately, except for tax return of capital. For the year ended December 31, 2017, distributions to shareholders from distributable earnings consisted of distributions from net realized gains.

Notes to Financial Statements

December 31, 2018

NOTE 1—Significant Accounting Policies

Invesco V.I. Mid Cap Growth Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is to seek capital growth.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual

Invesco V.I. Mid Cap Growth Fund

trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Invesco V.I. Mid Cap Growth Fund

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

J.

Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

Invesco V.I. Mid Cap Growth Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.75%
Next $500 million	0.70%
Over $1 billion	0.65%

For the year ended December 31, 2018, the effective advisory fees incurred by the Fund was 0.75%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, formerly Invesco PowerShares Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2019, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2019. During its term, the fee waiver agreement cannot be terminated or amended to increase expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2020, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended December 31, 2018, the Adviser waived advisory fees of $2,394.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2018, Invesco was paid $57,517 for accounting and fund administrative services and was reimbursed $340,705 for fees paid to insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2018, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the year ended December 31, 2018, the Fund incurred $1,511 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Invesco V.I. Mid Cap Growth Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$178,761,477	$3,501,318	$—	$182,262,795
Money Market Funds	2,277,991	—	—	2,277,991
Total Investments	$181,039,468	$3,501,318	$—	$184,540,786

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2018, the Fund engaged in securities sales of $207,797, which resulted in net realized gains of $7,516.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Invesco V.I. Mid Cap Growth Fund

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2018 and 2017:

	2018	2017
Long-term capital gain	$24,553,217	$14,359,157

Tax Components of Net Assets at Period-End:

2018
Undistributed long-term gain	$30,888,306
Net unrealized appreciation — investments	20,748,362
Net unrealized appreciation — foreign currencies	187
Temporary book/tax differences	(105,572)
Shares of beneficial interest	131,764,843
Total net assets	$183,296,126

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2018.

NOTE 8—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2018 was $128,429,882 and $169,491,780, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$34,753,967
Aggregate unrealized (depreciation) of investments	(14,005,605)
Net unrealized appreciation of investments	$20,748,362

Cost of investments for tax purposes is $163,792,424.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses, on December 31, 2018, undistributed net investment income (loss) was increased by $1,155,274, undistributed net realized gain was increased by $2,138 and shares of beneficial interest was decreased by $1,157,412. This reclassification had no effect on the net assets of the Fund.

Invesco V.I. Mid Cap Growth Fund

NOTE 10—Share Information

	Summary of Share Activity
	Years ended December 31,
	2018(a)		2017
	Shares	Amount	Shares	Amount
Sold:
Series I	1,634,000	$9,588,108	2,110,516	$11,337,794
Series II	1,697,932	9,678,387	1,772,258	9,394,698

Issued as reinvestment of dividends:
Series I	2,026,091	11,710,806	1,252,479	6,675,715
Series II	2,264,976	12,842,411	1,463,513	7,683,442

Reacquired:
Series I	(3,918,877)	(22,593,402)	(3,864,213)	(20,921,278)
Series II	(6,472,581)	(35,700,897)	(4,767,695)	(25,464,196)
Net increase (decrease) in share activity	(2,768,459)	$(14,474,587)	(2,033,142)	$(11,293,825)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 54% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Distributions from net realized gains	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Series I
Year ended 12/31/18	$5.62	$(0.02)	$(0.18)	$(0.20)	$(0.65)	$4.77	(5.58)%	$91,501	1.00	%(d)	1.00	%(d)	(0.37	)%(d)	57%
Year ended 12/31/17	4.89	(0.02)	1.10	1.08	(0.35)	5.62	22.49	109,197	1.00		1.00		(0.34)		46
Year ended 12/31/16	5.38	(0.02)	0.07	0.05	(0.54)	4.89	0.76	97,444	1.03		1.03		(0.39)		60
Year ended 12/31/15	5.78	(0.02)	0.08	0.06	(0.46)	5.38	1.21	103,632	1.07		1.07		(0.33)		62
Year ended 12/31/14	5.35	(0.02)	0.45	0.43	—	5.78	8.04	106,390	1.07		1.07		(0.36)		71
Series II
Year ended 12/31/18	5.53	(0.03)	(0.18)	(0.21)	(0.65)	4.67	(5.87)	91,795	1.25	(d)	1.25	(d)	(0.62	)(d)	57
Year ended 12/31/17	4.83	(0.03)	1.08	1.05	(0.35)	5.53	22.14	122,447	1.25		1.25		(0.59)		46
Year ended 12/31/16	5.33	(0.03)	0.07	0.04	(0.54)	4.83	0.57	114,282	1.28		1.28		(0.64)		60
Year ended 12/31/15	5.74	(0.03)	0.08	0.05	(0.46)	5.33	1.04	158,684	1.32		1.32		(0.58)		62
Year ended 12/31/14	5.33	(0.03)	0.44	0.41	—	5.74	7.69	162,299	1.32		1.32		(0.61)		71

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $109,958 and $118,373 for Series I and Series II shares, respectively.

Invesco V.I. Mid Cap Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

and Shareholders of Invesco V.I. Mid Cap Growth Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. Mid Cap Growth Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

February 14, 2019

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. Mid Cap Growth Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2018 through December 31, 2018.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (07/01/18)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/18)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/18)	Expenses Paid During Period[2]
Series I	$1,000.00	$874.20	$4.68	$1,020.21	$5.04	0.99%
Series II	1,000.00	873.40	5.86	1,018.95	6.31	1.24

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2018 through December 31, 2018, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Mid Cap Growth Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2018:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$24,553,217
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Mid Cap Growth Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

Invesco V.I. Mid Cap Growth Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesse Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	1998	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	158	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None
Christopher L. Wilson — 1957 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	ISO New England, Inc. (non-profit organization managing regional electricity market)

Invesco V.I. Mid Cap Growth Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor — 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC; Secretary and Vice President, Jemstep, Inc.

Formerly: Head of Legal, Worldwide Institutional; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

Invesco V.I. Mid Cap Growth Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. Mid Cap Growth Fund

Annual Report to Shareholders	December 31, 2018

Invesco V.I. S&P 500 Index Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The Fund’s Form N-Q (or any successor Form) filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q (or any successor Form), have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Invesco Distributors, Inc.                                                                                              MS-VISPI-AR-1        02152019         1150

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2018, Series I shares of Invesco V.I. S&P 500 Index Fund (the Fund) underperformed the Fund’s broad market/style-specific index, the S&P 500 Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/17 to 12/31/18, excluding variable product issuer charges.

If variable product issuer charges were included, returns would be lower.

Series I Shares	-4.80%
Series II Shares	-5.07
S&P 500 Index▼ (Broad Market/Style-Specific Index)	-4.38
Lipper VUF S&P 500 Funds Index∎ (Peer Group Index)	-4.63
Source(s): ▼FactSet Research Systems Inc.; ∎Lipper Inc.

Market conditions and your Fund

Calendar year 2018 proved to be an increasingly volatile time for US equities. In January 2018, US equity markets steadily moved higher, as investors remained enthused about the passage of the Tax Cuts and Jobs Act signed into law in late December 2017. However, in February 2018, volatility returned to the US stock and bond markets. Worries about how rising interest rates might affect economic growth, concerns about a potential trade war and heightened geopolitical tensions caused the US stock markets to pull back and volatility to increase.

    US equity markets generally recovered in the second quarter of 2018 as strong US retail sales and low unemployment buoyed markets. Throughout the summer, US equities moved higher as corporate profits surged. Several US equity indexes reached new highs despite potential headwinds including trade tensions, tariff announcements and contagion concerns over a Turkish currency crisis. After a relatively quiet summer, market volatility noticeably rose in October, as US equity markets suffered a sharp sell-off through year-end, amid rising interest rates and concerns that higher inflation could mean a more restrictive monetary policy. In this environment, there was a flight to safety, as investors fled to defensive areas of the equities markets, like health care and utilities, and US Treasuries.

    Given signs of a strong economy, the US Federal Reserve raised interest rates four times during the year: in March, June, September and December 2018. Following December’s Federal Reserve meeting, Chairman Jerome Powell raised interest rates for the fourth time in 2018 by 25 basis points to a targeted range of 2.25% to 2.50%, and lowered guidance from three to two rate hikes in 2019, signaling a slightly more dovish stance than expected.1 In contrast, the European Central Bank and central banks in several other countries maintained extraordinarily accommodative monetary policies.

    Invesco V.I. S&P 500 Index Fund invests in stocks in approximately the same proportion as they are represented in the S&P 500 Index. During the year, the sectors that contributed the most to overall Fund performance were the health care, information technology (IT), consumer discretionary and utilities. Three of the four sectors also delivered positive absolute performance for the year. The financials, industrials and energy sectors delivered negative returns and detracted from the Fund’s performance.

    Four of the five top contributors for the year were from either the IT or health care sectors. The largest contributor to overall Fund performance was Microsoft. Microsoft benefited from a strong IT sector and continued demand for its core products. Mastercard was also a strong performer in the sector. Amazon.com was also a top contributor. Within the health care sector, Merck and Pfizer were key contributors.

    As noted earlier, the financials, industrials and energy sectors detracted from absolute Fund performance during the year. Within the industrials sector, General Electric struggled and its share price declined over 50% during the year. Several energy holdings were key detractors including, Exxon Mobil. Volatile oil prices hampered these companies’ ability to deliver positive returns.

    Social media giant Facebook was the largest individual detractor from Fund performance. The company struggled with negative press that adversely affected its stock price.

    Please note, the Fund’s strategy is principally implemented through equity investments, but the Fund may also use S&P 500 futures contracts, which are derivative instruments used to gain exposure to the equity market. During the year, the Fund invested in S&P 500 futures contracts, which generated a negative return and detracted from absolute Fund performance. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

Portfolio Composition
By sector	% of total net assets

Information Technology	19.7%
Health Care	15.2
Financials	13.1
Communication Services	9.9
Consumer Discretionary	9.7
Industrials	9.0
Consumer Staples	7.2
Energy	5.2
Utilities	3.3
Real Estate	2.9
Materials	2.7
Money Market Funds
Plus Other Assets Less Liabilities	2.1

Top 10 Equity Holdings*

% of total net assets

1. Microsoft Corp.	3.7%
2. Apple Inc.	3.3
3. Alphabet Inc.	2.9
4. Amazon.com, Inc.	2.9
5. Berkshire Hathaway Inc.-Class B	1.8
6. Johnson & Johnson	1.6
7. JPMorgan Chase & Co.	1.5
8. Facebook, Inc.	1.5
9. Exxon Mobil Corp.	1.3
10. Pfizer Inc.	1.2

Total Net Assets	$78.9 million

Total Number of Holdings*	506

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of December 31, 2018.

Invesco V.I. S&P 500 Index Fund

    We welcome new investors who joined the Fund during the year and thank you for your investment in Invesco V.I. S&P 500 Index Fund.

1	Source: US Federal Reserve

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Anthony Munchak Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. S&P 500 Index Fund. He joined
Invesco in 2000. Mr. Munchak earned a BS and an MS in finance from Boston College and an MBA from Bentley College.

Glen Murphy Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. S&P 500 Index Fund. He joined Invesco in 1995. Mr. Murphy earned a BA from the University of Massachusetts at Amherst and an MS in finance from Boston College.

Francis Orlando Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. S&P 500 Index Fund. He joined Invesco in 1987. Mr. Orlando earned a BA in business administration from Merrimack College and an MBA from Boston University.

Daniel Tsai Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. S&P 500 Index Fund. He joined
Invesco in 2000. Mr. Tsai earned a BS in mechanical engineering from National Taiwan University, an MS in mechanical engineering from the University of Michigan and an MS in computer science from Wayne State University.

Anne Unflat Portfolio Manager, is manager of Invesco V.I. S&P 500 Index Fund. She joined Invesco in 1988. Ms. Unflat earned a BA in economics from Queens College and an MBA in finance from St. John’s University.

Invesco V.I. S&P 500 Index Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/08

1	Source: FactSet Research Systems Inc.
2	Source: Lipper Inc.

Past performance cannot guarantee

comparable future results.

Average Annual Total Returns
As of 12/31/18

Series I Shares
Inception (5/18/98)	5.69%
10 Years	12.75
5 Years	8.05
1 Year	-4.80

Series II Shares
Inception (6/5/00)	4.35%
10 Years	12.48
5 Years	7.77
1 Year	-5.07

Effective June 1, 2010, Class X and Class Y shares of the predecessor fund, Morgan Stanley Variable Investment S&P 500 Index Portfolio advised by Morgan Stanley Investment Advisors Inc. were reorganized into Series I and Series II shares, respectively, of Invesco V.I. S&P 500 Index Fund. Returns shown above, prior to June 1, 2010, for Series I and Series II shares are blended returns of the predecessor fund and Invesco V.I. S&P 500 Index Fund. Share class returns will differ from the predecessor fund because of different expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures in the table and chart do not reflect deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.48% and 0.73%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. S&P 500 Index Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly.

Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. S&P 500 Index Fund

Invesco V.I. S&P 500 Index Fund’s investment objective is to provide investment results that, before expenses, correspond to the total return (i.e., the combination of capital changes and income) of the Standard & Poor’s® 500 Composite Stock Price Index.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2018, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.

Principal risks of investing in the Fund

Depositary receipts risk. Investing in depositary receipts involves the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.

    Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Derivatives strategies may not always be successful. For example, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

    Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.

    Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.

    Indexing risk. The Fund is operated as a passively managed index fund and, therefore, the adverse performance of a particular security necessarily will not result in the elimination of the security from the Fund’s portfolio. Ordinarily, the Adviser will not sell the Fund’s portfolio securities except to reflect additions or deletions of the securities that comprise the Index, or as may be necessary to raise cash to pay Fund shareholders who sell Fund shares. As such, the Fund will be negatively affected by declines in the securities represented by the Index. Also, there is no guarantee that the Adviser will be able to correlate the Fund’s performance with that of the Index.

    Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.

About indexes used in this report

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

    The Lipper VUF S&P 500 Funds Index is an unmanaged index considered representative of S&P 500 variable insurance underlying funds tracked by Lipper.

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

    Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Invesco V.I. S&P 500 Index Fund

Schedule of Investments(a)

December 31, 2018

	Shares	Value
Common Stocks & Other Equity Interests–97.96%
Advertising–0.11%
Interpublic Group of Cos., Inc. (The)	1,400	$28,882
Omnicom Group Inc.	819	59,984
		88,866

Aerospace & Defense–2.44%
Arconic Inc.	1,537	25,914
Boeing Co. (The)	1,939	625,327
General Dynamics Corp.	1,022	160,669
Harris Corp.	430	57,899
Huntington Ingalls Industries, Inc.	160	30,450
L3 Technologies, Inc.	284	49,319
Lockheed Martin Corp.	908	237,751
Northrop Grumman Corp.	635	155,511
Raytheon Co.	1,042	159,791
Textron Inc.	906	41,667
TransDigm Group, Inc.(b)	179	60,871
United Technologies Corp.	2,980	317,310
		1,922,479

Agricultural & Farm Machinery–0.22%
Deere & Co.	1,177	175,573

Agricultural Products–0.11%
Archer-Daniels-Midland Co.	2,059	84,357

Air Freight & Logistics–0.61%
C.H. Robinson Worldwide, Inc.	505	42,466
Expeditors International of Washington, Inc.	633	43,101
FedEx Corp.	892	143,906
United Parcel Service, Inc.–Class B	2,553	248,994
		478,467

Airlines–0.44%
Alaska Air Group Inc.	458	27,869
American Airlines Group Inc.	1,513	48,583
Delta Air Lines, Inc.	2,297	114,620
Southwest Airlines Co.	1,859	86,407
United Continental Holdings Inc.(b)	836	69,998
		347,477

Alternative Carriers–0.07%
CenturyLink Inc.	3,467	52,525

Apparel Retail–0.48%
Foot Locker, Inc.	428	22,770
Gap, Inc. (The)	801	20,634
L Brands, Inc.	833	21,383
Ross Stores, Inc.	1,375	114,400
TJX Cos., Inc. (The)	4,545	203,343
		382,530

	Shares	Value
Apparel, Accessories & Luxury Goods–0.29%
Hanesbrands, Inc.	1,329	$16,652
Michael Kors Holdings Ltd.(b)	543	20,590
PVH Corp.	284	26,398
Ralph Lauren Corp.	204	21,106
Tapestry, Inc.	1,045	35,269
Under Armour, Inc.–Class A(b)(c)	669	11,821
Under Armour, Inc.–Class C(b)	722	11,675
VF Corp.	1,188	84,752
		228,263

Application Software–1.60%
Adobe Inc.(b)	1,793	405,648
ANSYS, Inc.(b)	304	43,454
Autodesk, Inc.(b)	804	103,403
Cadence Design Systems, Inc.(b)	1,041	45,263
Citrix Systems, Inc.	466	47,746
Intuit Inc.	952	187,401
salesforce.com, inc.(b)	2,809	384,749
Synopsys, Inc.(b)	550	46,332
		1,263,996

Asset Management & Custody Banks–0.89%
Affiliated Managers Group, Inc.	196	19,098
Ameriprise Financial, Inc.	511	53,333
Bank of New York Mellon Corp. (The)	3,341	157,261
BlackRock, Inc.	447	175,590
Franklin Resources, Inc.	1,116	33,101
Invesco Ltd.(d)	1,519	25,428
Northern Trust Corp.	815	68,126
State Street Corp.	1,385	87,352
T. Rowe Price Group Inc.	887	81,888
		701,177

Auto Parts & Equipment–0.11%
Aptiv PLC	961	59,169
BorgWarner, Inc.	762	26,472
		85,641

Automobile Manufacturers–0.34%
Ford Motor Co.	14,333	109,647
General Motors Co.	4,822	161,296
		270,943

Automotive Retail–0.33%
Advance Auto Parts, Inc.	268	42,199
AutoZone, Inc(b)	92	77,127
CarMax, Inc.(b)	646	40,524
O’Reilly Automotive, Inc.(b)	296	101,922
		261,772

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

	Shares	Value
Biotechnology–2.58%
AbbVie Inc.	5,531	$509,903
Alexion Pharmaceuticals, Inc.(b)	819	79,738
Amgen Inc.	2,340	455,528
Biogen Inc.(b)	739	222,380
Celgene Corp.(b)	2,567	164,519
Gilead Sciences, Inc.	4,752	297,237
Incyte Corp.(b)	638	40,570
Regeneron Pharmaceuticals, Inc.(b)	284	106,074
Vertex Pharmaceuticals Inc.(b)	938	155,436
		2,031,385

Brewers–0.05%
Molson Coors Brewing Co.–Class B	687	38,582

Broadcasting–0.13%
CBS Corp.–Class B	1,240	54,213
Discovery, Inc.–Class A(b)(c)	580	14,349
Discovery, Inc.–Class C(b)	1,313	30,304
		98,866

Building Products–0.26%
A.O. Smith Corp.	542	23,143
Allegion PLC	344	27,420
Fortune Brands Home & Security, Inc.	519	19,717
Johnson Controls International PLC	3,394	100,632
Masco Corp.	1,127	32,954
		203,866

Cable & Satellite–0.98%
Charter Communications, Inc.–Class A(b)	647	184,376
Comcast Corp.–Class A	16,688	568,226
DISH Network Corp.–Class A(b)	831	20,750
		773,352

Casinos & Gaming–0.10%
MGM Resorts International	1,851	44,905
Wynn Resorts Ltd.	362	35,806
		80,711

Commodity Chemicals–0.12%
LyondellBasell Industries N.V.–Class A	1,155	96,050

Communications Equipment–1.13%
Arista Networks Inc.(b)	188	39,612
Cisco Systems, Inc.	16,516	715,638
F5 Networks, Inc.(b)	221	35,809
Juniper Networks, Inc.	1,283	34,525
Motorola Solutions, Inc.	600	69,024
		894,608

Computer & Electronics Retail–0.06%
Best Buy Co., Inc.	859	45,493

Construction & Engineering–0.07%
Fluor Corp.	509	16,390
Jacobs Engineering Group Inc.	437	25,547

	Shares	Value
Construction & Engineering–(continued)
Quanta Services, Inc.	542	$16,314
		58,251

Construction Machinery & Heavy Trucks–0.54%
Caterpillar Inc.	2,171	275,869
Cummins Inc.	548	73,234
PACCAR Inc.	1,277	72,968
		422,071

Construction Materials–0.11%
Martin Marietta Materials, Inc.	233	40,046
Vulcan Materials Co.	479	47,325
		87,371

Consumer Electronics–0.04%
Garmin Ltd.	441	27,924

Consumer Finance–0.64%
American Express Co.	2,578	245,735
Capital One Financial Corp.	1,747	132,056
Discover Financial Services	1,233	72,722
Synchrony Financial	2,428	56,961
		507,474

Copper–0.07%
Freeport-McMoRan Inc.	5,293	54,571

Data Processing & Outsourced Services–3.38%
Alliance Data Systems Corp.	174	26,114
Automatic Data Processing, Inc.	1,608	210,841
Broadridge Financial Solutions, Inc.	427	41,099
Fidelity National Information Services, Inc.	1,202	123,265
Fiserv, Inc.(b)	1,462	107,442
FleetCor Technologies Inc.(b)	324	60,173
Global Payments Inc.	578	59,609
Jack Henry & Associates, Inc.	282	35,679
Mastercard Inc.–Class A	3,337	629,525
Paychex, Inc.	1,173	76,421
PayPal Holdings, Inc.(b)	4,323	363,521
Total System Services, Inc.	612	49,749
Visa Inc.–Class A	6,455	851,673
Western Union Co. (The)	1,601	27,313
		2,662,424

Department Stores–0.12%
Kohl’s Corp.	608	40,335
Macy’s, Inc.	1,132	33,711
Nordstrom, Inc.	425	19,809
		93,855

Distillers & Vintners–0.16%
Brown-Forman Corp.–Class B	615	29,262
Constellation Brands, Inc.–Class A	609	97,939
		127,201

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

	Shares	Value
Distributors–0.10%
Genuine Parts Co.	532	$51,083
LKQ Corp.(b)	1,144	27,147
		78,230

Diversified Banks–4.39%
Bank of America Corp.	33,530	826,179
Citigroup Inc.	8,971	467,030
JPMorgan Chase & Co.	12,215	1,192,429
U.S. Bancorp	5,593	255,600
Wells Fargo & Co.	15,564	717,189
		3,458,427

Diversified Chemicals–0.62%
DowDuPont Inc.	8,433	450,997
Eastman Chemical Co.	515	37,651
		488,648

Diversified Support Services–0.11%
Cintas Corp.	318	53,421
Copart, Inc.(b)	756	36,122
		89,543

Drug Retail–0.26%
Walgreens Boots Alliance, Inc.	2,952	201,710

Electric Utilities–2.03%
Alliant Energy Corp.	866	36,588
American Electric Power Co., Inc.	1,811	135,354
Duke Energy Corp.	2,618	225,933
Edison International	1,183	67,159
Entergy Corp.	665	57,237
Evergy, Inc.	967	54,897
Eversource Energy	1,163	75,642
Exelon Corp.	3,552	160,195
FirstEnergy Corp.	1,775	66,651
NextEra Energy, Inc.	1,755	305,054
PG&E Corp.(b)	1,875	44,531
Pinnacle West Capital Corp.	405	34,506
PPL Corp.	2,645	74,933
Southern Co. (The)	3,779	165,974
Xcel Energy, Inc.	1,888	93,022
		1,597,676

Electrical Components & Equipment–0.47%
AMETEK Inc.	852	57,680
Eaton Corp. PLC	1,588	109,032
Emerson Electric Co.	2,288	136,708
Rockwell Automation, Inc.	443	66,663
		370,083

Electronic Components–0.23%
Amphenol Corp.–Class A	1,106	89,608
Corning Inc.	2,958	89,361
		178,969

	Shares	Value
Electronic Equipment & Instruments–0.08%
FLIR Systems, Inc.	506	$22,031
Keysight Technologies, Inc.(b)	684	42,463
		64,494

Electronic Manufacturing Services–0.14%
IPG Photonics Corp.(b)	131	14,841
TE Connectivity Ltd.	1,259	95,218
		110,059

Environmental & Facilities Services–0.26%
Republic Services, Inc.	795	57,311
Rollins, Inc.	537	19,386
Waste Management, Inc.	1,444	128,502
		205,199

Fertilizers & Agricultural Chemicals–0.14%
CF Industries Holdings, Inc.	862	37,506
FMC Corp.	496	36,684
Mosaic Co. (The)	1,296	37,856
		112,046

Financial Exchanges & Data–0.97%
Cboe Global Markets, Inc.	415	40,600
CME Group Inc.–Class A	1,313	247,002
Intercontinental Exchange, Inc.	2,092	157,590
Moody’s Corp.	611	85,564
MSCI Inc.	322	47,473
Nasdaq, Inc.	420	34,259
S&P Global Inc.	918	156,005
		768,493

Food Distributors–0.14%
Sysco Corp.	1,756	110,031

Food Retail–0.10%
Kroger Co. (The)	2,909	79,998

Footwear–0.44%
NIKE, Inc.–Class B	4,677	346,753

General Merchandise Stores–0.39%
Dollar General Corp.	969	104,730
Dollar Tree, Inc.(b)	873	78,849
Target Corp.	1,922	127,025
		310,604

Gold–0.09%
Newmont Mining Corp.	1,937	67,117

Health Care Distributors–0.27%
AmerisourceBergen Corp.	575	42,780
Cardinal Health, Inc.	1,093	48,748
Henry Schein, Inc.(b)	568	44,599
McKesson Corp.	717	79,207
		215,334

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

	Shares	Value
Health Care Equipment–3.16%
Abbott Laboratories	6,452	$466,673
ABIOMED, Inc.(b)	163	52,982
Baxter International Inc.	1,815	119,463
Becton Dickinson and Co.	984	221,715
Boston Scientific Corp.(b)	5,083	179,633
Danaher Corp.	2,265	233,567
Edwards Lifesciences Corp.(b)	765	117,175
Hologic, Inc.(b)	991	40,730
IDEXX Laboratories, Inc.(b)	314	58,410
Intuitive Surgical, Inc.(b)	419	200,667
Medtronic PLC	4,933	448,706
ResMed Inc.	517	58,871
Stryker Corp.	1,140	178,695
Varian Medical Systems, Inc.(b)	340	38,525
Zimmer Biomet Holdings, Inc.	748	77,583
		2,493,395

Health Care Facilities–0.20%
HCA Healthcare, Inc.	985	122,583
Universal Health Services, Inc.–Class B	314	36,600
		159,183

Health Care REITs–0.28%
HCP, Inc.	1,754	48,989
Ventas, Inc.	1,308	76,636
Welltower Inc.	1,379	95,716
		221,341

Health Care Services–0.87%
Cigna Corp.	1,398	265,451
CVS Health Corp.	4,750	311,220
DaVita Inc.(b)	463	23,826
Laboratory Corp. of America Holdings(b)	370	46,753
Quest Diagnostics Inc.	501	41,719
		688,969

Health Care Supplies–0.17%
Align Technology, Inc.(b)	266	55,708
Cooper Cos., Inc. (The)	177	45,047
DENTSPLY SIRONA Inc.	825	30,698
		131,453

Health Care Technology–0.08%
Cerner Corp.(b)	1,201	62,980

Home Furnishings–0.06%
Leggett & Platt, Inc.	476	17,060
Mohawk Industries, Inc.(b)	235	27,485
		44,545

Home Improvement Retail–1.25%
Home Depot, Inc. (The)	4,148	712,710
Lowe’s Cos., Inc.	2,948	272,277
		984,987

	Shares	Value
Homebuilding–0.14%
D.R. Horton, Inc.	1,247	$43,221
Lennar Corp.–Class A	1,065	41,695
PulteGroup Inc.	948	24,638
		109,554

Hotel & Resort REITs–0.06%
Host Hotels & Resorts Inc.	2,716	45,276

Hotels, Resorts & Cruise Lines–0.45%
Carnival Corp.	1,474	72,668
Hilton Worldwide Holdings Inc.	1,088	78,118
Marriott International Inc.–Class A	1,039	112,794
Norwegian Cruise Line Holdings Ltd.(b)	807	34,209
Royal Caribbean Cruises Ltd.	625	61,119
		358,908

Household Appliances–0.03%
Whirlpool Corp.	241	25,756

Household Products–1.66%
Church & Dwight Co., Inc.	904	59,447
Clorox Co. (The)	469	72,291
Colgate-Palmolive Co.	3,186	189,631
Kimberly-Clark Corp.	1,268	144,476
Procter & Gamble Co. (The)	9,151	841,160
		1,307,005

Housewares & Specialties–0.04%
Newell Brands, Inc.	1,588	29,521

Human Resource & Employment Services–0.03%
Robert Half International, Inc.	456	26,083

Hypermarkets & Super Centers–1.03%
Costco Wholesale Corp.	1,609	327,770
Walmart Inc.	5,229	487,081
		814,851

Independent Power Producers & Energy Traders–0.10%
AES Corp. (The)	2,442	35,311
NRG Energy, Inc.	1,064	42,135
		77,446

Industrial Conglomerates–1.41%
3M Co.	2,142	408,137
General Electric Co.(e)	31,954	241,892
Honeywell International Inc.	2,713	358,441
Roper Technologies, Inc.	377	100,478
		1,108,948

Industrial Gases–0.56%
Air Products & Chemicals, Inc.	805	128,840
Linde PLC (United Kingdom)	2,024	315,825
		444,665

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

	Shares	Value
Industrial Machinery–0.75%
Dover Corp.	539	$38,242
Flowserve Corp.	474	18,021
Fortive Corp.	1,078	72,938
Illinois Tool Works Inc.	1,126	142,653
Ingersoll-Rand PLC	900	82,107
Parker-Hannifin Corp.	482	71,886
Pentair PLC (United Kingdom)	599	22,630
Snap-on Inc.	204	29,639
Stanley Black & Decker Inc.	559	66,935
Xylem, Inc.	652	43,501
		588,552

Industrial REITs–0.22%
Duke Realty Corp.	1,319	34,162
Prologis, Inc.	2,312	135,761
		169,923

Insurance Brokers–0.50%
Aon PLC	887	128,934
Arthur J. Gallagher & Co.	674	49,674
Marsh & McLennan Cos., Inc.	1,843	146,979
Willis Towers Watson PLC	478	72,589
		398,176

Integrated Oil & Gas–2.53%
Chevron Corp.	7,019	763,597
Exxon Mobil Corp.	15,554	1,060,627
Occidental Petroleum Corp.	2,782	170,759
		1,994,983

Integrated Telecommunication Services–2.05%
AT&T Inc.	26,737	763,074
Verizon Communications Inc.	15,179	853,363
		1,616,437

Interactive Home Entertainment–0.33%
Activision Blizzard, Inc.	2,802	130,489
Electronic Arts Inc.(b)	1,114	87,906
Take-Two Interactive Software, Inc.(b)	414	42,617
		261,012

Interactive Media & Services–4.52%
Alphabet Inc.–Class A(b)	1,097	1,146,321
Alphabet Inc.–Class C(b)	1,129	1,169,204
Facebook, Inc.–Class A(b)	8,825	1,156,869
TripAdvisor, Inc.(b)	373	20,120
Twitter, Inc.(b)	2,629	75,557
		3,568,071

Internet & Direct Marketing Retail–3.42%
Amazon.com, Inc.(b)	1,507	2,263,469
Booking Holdings Inc.(b)	170	292,811
eBay Inc.(b)	3,298	92,575
Expedia Group, Inc.	438	49,341
		2,698,196

	Shares	Value
Internet Services & Infrastructure–0.12%
Akamai Technologies, Inc.(b)	597	$36,465
VeriSign, Inc.(b)	390	57,833
		94,298

Investment Banking & Brokerage–0.84%
Charles Schwab Corp. (The)	4,414	183,313
E*TRADE Financial Corp.	933	40,940
Goldman Sachs Group, Inc. (The)	1,270	212,154
Morgan Stanley	4,802	190,399
Raymond James Financial, Inc.	470	34,973
		661,779

IT Consulting & Other Services–1.19%
Accenture PLC–Class A	2,336	329,399
Cognizant Technology Solutions Corp.–Class A	2,128	135,086
DXC Technology Co.	1,034	54,978
Gartner, Inc.(b)	336	42,954
International Business Machines Corp.	3,334	378,976
		941,393

Leisure Products–0.06%
Hasbro, Inc.	426	34,612
Mattel, Inc.(b)(c)	1,227	12,258
		46,870

Life & Health Insurance–0.70%
Aflac, Inc.	2,812	128,115
Brighthouse Financial, Inc.(b)	442	13,472
Lincoln National Corp.	793	40,689
MetLife, Inc.	3,634	149,212
Principal Financial Group, Inc.	966	42,668
Prudential Financial, Inc.	1,525	124,364
Torchmark Corp.	382	28,470
Unum Group	798	23,445
		550,435

Life Sciences Tools & Services–0.98%
Agilent Technologies, Inc.	1,161	78,321
Illumina, Inc.(b)	539	161,662
IQVIA Holdings Inc.(b)	587	68,192
Mettler-Toledo International Inc.(b)	91	51,468
PerkinElmer, Inc.	411	32,284
Thermo Fisher Scientific, Inc.	1,478	330,761
Waters Corp.(b)	281	53,011
		775,699

Managed Health Care–1.78%
Anthem, Inc.	949	249,236
Centene Corp.(b)	753	86,821
Humana Inc.	502	143,813
UnitedHealth Group Inc.	3,534	880,390
WellCare Health Plans, Inc.(b)	182	42,968
		1,403,228

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

	Shares	Value
Metal & Glass Containers–0.07%
Ball Corp.	1,245	$57,245

Motorcycle Manufacturers–0.03%
Harley-Davidson, Inc.	603	20,574

Movies & Entertainment–1.69%
Netflix, Inc.(b)	1,602	428,791
Twenty-First Century Fox, Inc.–Class A	3,882	186,802
Twenty-First Century Fox, Inc.–Class B	1,779	85,001
Viacom Inc.–Class B	1,304	33,513
Walt Disney Co. (The)	5,468	599,566
		1,333,673

Multi-Line Insurance–0.32%
American International Group, Inc.	3,261	128,516
Assurant, Inc.	195	17,441
Hartford Financial Services Group, Inc. (The)	1,300	57,785
Loews Corp.	1,015	46,203
		249,945

Multi-Sector Holdings–1.87%
Berkshire Hathway Inc.–Class B(b)	7,146	1,459,070
Jefferies Financial Group Inc.	1,036	17,985
		1,477,055

Multi-Utilities–1.06%
Ameren Corp.	896	58,446
CenterPoint Energy, Inc.	1,841	51,971
CMS Energy Corp.	1,025	50,891
Consolidated Edison, Inc.	1,143	87,394
Dominion Energy, Inc.	2,411	172,290
DTE Energy Co.	667	73,570
NiSource Inc.	1,346	34,121
Public Service Enterprise Group Inc.	1,856	96,605
SCANA Corp.	523	24,989
Sempra Energy	998	107,974
WEC Energy Group, Inc.	1,158	80,203
		838,454

Office REITs–0.22%
Alexandria Real Estate Equities, Inc.	394	45,404
Boston Properties, Inc.	567	63,816
SL Green Realty Corp.	320	25,306
Vornado Realty Trust	627	38,893
		173,419

Oil & Gas Drilling–0.02%
Helmerich & Payne, Inc.	405	19,416

Oil & Gas Equipment & Services–0.48%
Baker Hughes, a GE Co.	1,885	40,528
Halliburton Co.	3,214	85,428
National Oilwell Varco Inc.	1,387	35,646
Schlumberger Ltd.	5,087	183,539
TechnipFMC PLC (United Kingdom)	1,559	30,525
		375,666

	Shares	Value
Oil & Gas Exploration & Production–1.26%
Anadarko Petroleum Corp.	1,852	$81,192
Apache Corp.	1,387	36,409
Cabot Oil & Gas Corp.	1,584	35,402
Cimarex Energy Co.	352	21,701
Concho Resources Inc.(b)	731	75,140
ConocoPhillips	4,228	263,616
Devon Energy Corp.	1,719	38,746
Diamondback Energy Inc.	566	52,468
EOG Resources, Inc.	2,130	185,757
Hess Corp.	919	37,220
Marathon Oil Corp.	3,019	43,292
Newfield Exploration Co.(b)	745	10,922
Noble Energy, Inc.	1,790	33,580
Pioneer Natural Resources Co.	625	82,200
		997,645

Oil & Gas Refining & Marketing–0.55%
HollyFrontier Corp.	591	30,212
Marathon Petroleum Corp.	2,537	149,708
Phillips 66	1,559	134,308
Valero Energy Corp.	1,565	117,328
		431,556

Oil & Gas Storage & Transportation–0.36%
Kinder Morgan, Inc.	6,983	107,399
ONEOK, Inc.	1,510	81,464
Williams Cos., Inc. (The)	4,417	97,395
		286,258

Packaged Foods & Meats–1.02%
Campbell Soup Co.(c)	717	23,654
Conagra Brands, Inc.	1,783	38,085
General Mills, Inc.	2,176	84,733
Hershey Co. (The)	514	55,091
Hormel Foods Corp.	998	42,595
JM Smucker Co. (The)	419	39,172
Kellogg Co.	923	52,620
Kraft Heinz Co. (The)	2,271	97,744
Lamb Weston Holdings, Inc.	533	39,208
McCormick & Co., Inc.	447	62,240
Mondelez International, Inc.–Class A	5,349	214,120
Tyson Foods, Inc.–Class A	1,080	57,672
		806,934

Paper Packaging–0.22%
Avery Dennison Corp.	318	28,566
International Paper Co.	1,503	60,661
Packaging Corp. of America	348	29,044
Sealed Air Corp.	595	20,730
WestRock Co.	931	35,154
		174,155

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

	Shares	Value
Personal Products–0.15%
Coty Inc.–Class A(b)	1,694	$11,113
Estee Lauder Cos. Inc. (The)–Class A	813	105,771
		116,884

Pharmaceuticals–5.13%
Allergan PLC	1,164	155,580
Bristol-Myers Squibb Co.	5,995	311,620
Eli Lilly and Co.	3,463	400,738
Johnson & Johnson	9,852	1,271,401
Merck & Co., Inc.	9,553	729,945
Mylan N.V.(b)	1,872	51,293
Nektar Therapeutics(b)	629	20,675
Perrigo Co. PLC	466	18,057
Pfizer Inc.	21,235	926,908
Zoetis Inc.	1,757	150,294
		4,036,511

Property & Casualty Insurance–0.77%
Allstate Corp. (The)	1,264	104,444
Chubb Ltd.	1,691	218,443
Cincinnati Financial Corp.	551	42,659
Progressive Corp. (The)	2,129	128,443
Travelers Cos., Inc. (The)	972	116,397
		610,386

Publishing–0.03%
News Corp.–Class A	1,400	15,890
News Corp.–Class B	442	5,105
		20,995

Railroads–0.94%
CSX Corp.	2,946	183,035
Kansas City Southern	378	36,080
Norfolk Southern Corp.	999	149,391
Union Pacific Corp.	2,700	373,221
		741,727

Real Estate Services–0.06%
CBRE Group, Inc.–Class A(b)	1,153	46,166

Regional Banks–1.16%
BB&T Corp.	2,832	122,682
Citizens Financial Group, Inc.	1,718	51,076
Comerica Inc.	593	40,733
Fifth Third Bancorp	2,433	57,249
First Republic Bank	601	52,227
Huntington Bancshares Inc.	3,883	46,285
KeyCorp	3,817	56,415
M&T Bank Corp.	515	73,712
People’s United Financial, Inc.	1,385	19,986
PNC Financial Services Group, Inc. (The)	1,696	198,279
Regions Financial Corp.	3,797	50,804
SunTrust Banks, Inc.	1,650	83,226
SVB Financial Group(b)	194	36,844

	Shares	Value
Regional Banks–(continued)
Zions Bancorp., N.A.	709	$28,885
		918,403

Reinsurance–0.04%
Everest Re Group, Ltd.	147	32,011

Research & Consulting Services–0.25%
Equifax Inc.	436	40,605
IHS Markit Ltd.(b)	1,316	63,128
Nielsen Holdings PLC	1,300	30,329
Verisk Analytics, Inc.–Class A(b)	601	65,533
		199,595

Residential REITs–0.43%
Apartment Investment & Management Co.–Class A	570	25,012
AvalonBay Communities, Inc.	507	88,243
Equity Residential	1,352	89,245
Essex Property Trust, Inc.	242	59,341
Mid-America Apartment Communities, Inc.	419	40,098
UDR, Inc.	1,011	40,056
		341,995

Restaurants–1.25%
Chipotle Mexican Grill, Inc.(b)	89	38,429
Darden Restaurants, Inc.	456	45,536
McDonald’s Corp.	2,833	503,056
Starbucks Corp.	4,556	293,407
Yum! Brands, Inc.	1,146	105,340
		985,768

Retail REITs–0.47%
Federal Realty Investment Trust	272	32,107
Kimco Realty Corp.	1,562	22,883
Macerich Co. (The)	393	17,009
Realty Income Corp.	1,083	68,272
Regency Centers Corp.	618	36,264
Simon Property Group, Inc.	1,135	190,669
		367,204

Semiconductor Equipment–0.31%
Applied Materials, Inc.	3,590	117,536
KLA-Tencor Corp.	565	50,562
Lam Research Corp.	575	78,298
		246,396

Semiconductors–3.34%
Advanced Micro Devices, Inc.(b)	3,235	59,718
Analog Devices, Inc.	1,356	116,386
Broadcom Inc.	1,517	385,743
Intel Corp.	16,766	786,828
Maxim Integrated Products, Inc.	1,012	51,460
Microchip Technology Inc.	868	62,427
Micron Technology, Inc.(b)	4,114	130,537
NVIDIA Corp.	2,240	299,040

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

	Shares	Value
Semiconductors–(continued)
Qorvo, Inc.(b)	466	$28,300
QUALCOMM Inc.	4,452	253,363
Skyworks Solutions, Inc.	660	44,233
Texas Instruments Inc.	3,528	333,396
Xilinx, Inc.	929	79,123
		2,630,554

Soft Drinks–1.66%
Coca-Cola Co. (The)	14,082	666,783
Monster Beverage Corp.(b)	1,452	71,467
PepsiCo, Inc.	5,185	572,839
		1,311,089

Specialized Consumer Services–0.02%
H&R Block, Inc.	750	19,028

Specialized REITs–1.17%
American Tower Corp.–Class A	1,618	255,951
Crown Castle International Corp.	1,523	165,444
Digital Realty Trust, Inc.	757	80,658
Equinix, Inc.	295	104,005
Extra Space Storage Inc.	465	42,073
Iron Mountain Inc.	1,050	34,031
Public Storage	550	111,326
SBA Communications Corp.–Class A(b)	417	67,508
Weyerhaeuser Co.	2,750	60,115
		921,111

Specialty Chemicals–0.60%
Albemarle Corp.	395	30,443
Celanese Corp.	491	44,175
Ecolab Inc.	928	136,741
International Flavors & Fragrances Inc.	371	49,814
PPG Industries, Inc.	883	90,269
Sherwin-Williams Co. (The)	302	118,825
		470,267

Specialty Stores–0.15%
Tiffany & Co.	397	31,962
Tractor Supply Co.	442	36,881
Ulta Beauty, Inc.(b)	206	50,437
		119,280

Steel–0.08%
Nucor Corp.	1,155	59,841

Systems Software–4.44%
Fortinet, Inc.(b)	525	36,976
Microsoft Corp.	28,394	2,883,978
Oracle Corp.	9,360	422,604
Red Hat, Inc.(b)	644	113,112
Symantec Corp.	2,315	43,742
		3,500,412

	Shares	Value
Technology Hardware, Storage & Peripherals–3.73%
Apple Inc.	16,561	$2,612,332
Hewlett Packard Enterprise Co.	5,227	69,049
HP Inc.	5,780	118,259
NetApp, Inc.	924	55,135
Seagate Technology PLC	942	36,352
Western Digital Corp.	1,063	39,299
Xerox Corp.	761	15,037
		2,945,463

Tires & Rubber–0.02%
Goodyear Tire & Rubber Co. (The)	886	18,083

Tobacco–0.92%
Altria Group, Inc.	6,902	340,890
Philip Morris International Inc.	5,710	381,199
		722,089

Trading Companies & Distributors–0.17%
Fastenal Co.	1,044	54,591
United Rentals, Inc.(b)	302	30,964
W.W. Grainger, Inc.	167	47,154
		132,709

Trucking–0.04%
J.B. Hunt Transport Services, Inc.	318	29,587

Water Utilities–0.08%
American Water Works Co., Inc.	658	59,727
Total Common Stocks & Other Equity Interests (Cost $26,841,050)		77,250,729

Money Market Funds–2.05%
Invesco Government & Agency Portfolio–Institutional Class, 2.30%(f)	552,539	552,539
Invesco Liquid Assets Portfolio–Institutional Class, 2.48%(f)	394,472	394,512
Invesco Treasury Portfolio–Institutional Class, 2.30%(f)	668,660	668,660
Total Money Market Funds (Cost $1,615,759)		1,615,711
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)–100.01% (Cost $28,456,809)		78,866,440

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.06%
Invesco Government & Agency Portfolio–Institutional Class, 2.30% (Cost $47,824)(f)(g)	47,824	47,824
TOTAL INVESTMENTS IN SECURITIES–100.07% (Cost $28,504,633)		78,914,264
OTHER ASSETS LESS LIABILITIES–(0.07)%		(53,779)
NET ASSETS–100.00%		$78,860,485

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

Investment Abbreviations:

REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at December 31, 2018.
(d)

The Fund’s Adviser is a subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Fund. The value of this security as of December 31, 2018 represented less than 1% of the Fund’s Net Assets. See Note 5.

(e)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1J.
(f)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of December 31, 2018.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

Open Futures Contracts — Equity Risk
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
E-Mini S&P 500 Index	13	March–2019	$1,628,380	$(65,026)	$(65,026)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

Statement of Assets and Liabilities

December 31, 2018

Statement of Operations

For the year ended December 31, 2018

Assets:
Investments in securities, at value (Cost $26,841,050)	$77,250,729
Investments in affiliates, at value (Cost $1,663,583)	1,663,535
Other investments:
Variation margin — futures contracts	12,482
Receivable for:
Investments sold	23,351
Fund shares sold	82,646
Dividends	93,508
Investment for trustee deferred compensation and retirement plans	32,770
Total assets	79,159,021

Liabilities:
Other investments:
Investments purchased	52,227
Amount due to custodian	40,547
Fund shares reacquired	7,031
Collateral upon return of securities loaned	47,824
Accrued fees to affiliates	63,490
Accrued trustees’ and officers’ fees and benefits	4,143
Accrued other operating expenses	44,188
Trustee deferred compensation and retirement plans	39,086
Total liabilities	298,536
Net assets applicable to shares outstanding	$78,860,485

Net assets consist of:
Shares of beneficial interest	$21,312,896
Distributable earnings	57,547,589
$78,860,485

Net Assets:
Series I	$33,758,069
Series II	$45,102,416

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	2,093,534
Series II	2,814,245
Series I:
Net asset value per share	$16.12
Series II:
Net asset value per share	$16.03

*	At December 31, 2018, securities with an aggregate value of $46,521 were on loan to brokers.

Investment income:
Dividends	$1,677,407
Dividends from affiliates (includes securities lending income of $569)	27,820
Total investment income	1,705,227

Expenses:
Advisory fees	106,852
Administrative services fees	183,488
Custodian fees	16,651
Distribution fees — Series II	130,083
Transfer agent fees	4,458
Trustees’ and officers’ fees and benefits	21,355
Licensing fees	17,809
Reports to shareholders	10,781
Professional services fees	51,867
Other	38,099
Total expenses	581,443
Less: Fees waived	(1,431)
Net expenses	580,012
Net investment income	1,125,215

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investment securities	9,031,290
Foreign currencies	18
Futures contracts	(200,248)
8,831,060
Change in net unrealized appreciation (depreciation) of:
investment securities	(13,817,579)
Futures contracts	(70,913)
(13,888,492)
Net realized and unrealized gain (loss)	(5,057,432)
Net increase (decrease) in net assets resulting from operations	$(3,932,217)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

Statement of Changes in Net Assets

For the years ended December 31, 2018 and 2017

	2018	2017
Operations:
Net investment income	$1,125,215	$1,186,720
Net realized gain	8,831,060	6,771,653
Change in net unrealized appreciation (depreciation)	(13,888,492)	9,368,744
Net increase (decrease) in net assets resulting from operations	(3,932,217)	17,327,117

Distributions to shareholders from distributable earnings(1):
Series I	(3,325,539)	(3,270,524)
Series II	(4,552,548)	(4,740,894)
Total distributions from distributable earnings	(7,878,087)	(8,011,418)

Share transactions–net:
Series I	268,373	(189,787)
Series II	(3,137,670)	(2,610,593)
Net increase (decrease) in net assets resulting from share transactions	(2,869,297)	(2,800,380)
Net increase (decrease) in net assets	(14,679,601)	6,515,319

Net assets:
Beginning of year	93,540,086	87,024,767
End of year	$78,860,485	$93,540,086

(1)

For the year ended December 31, 2017, distributions to shareholders from distributable earnings consisted of distributions from net investment income and distributions from net realized gains. The Securities and Exchange Commission eliminated the requirement to disclose the distribution components separately. For the year ended December 31, 2017, distributions from net investment income were $599,367 and $759,177 and distributions from net realized gains were $2,671,157 and $3,981,717 for Series I and Series II, respectively.

Notes to Financial Statements

December 31, 2018

NOTE 1—Significant Accounting Policies

Invesco V.I. S&P 500 Index Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is to provide investment results that, before expenses, correspond to the total return (i.e., the combination of capital changes and income) of the Standard & Poor’s 500® Composite Stock Price Index.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect

Invesco V.I. S&P 500 Index Fund

appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain

Invesco V.I. S&P 500 Index Fund

tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

J.

Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

K.

Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $2 billion	0.12%
Over $2 billion	0.10%

For the year ended December 31, 2018, the effective advisory fees incurred by the Fund was 0.12%.

Invesco V.I. S&P 500 Index Fund

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, formerly Invesco PowerShares Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2019, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2019. During its term, the fee waiver agreement cannot be terminated or amended to increase expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2020, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2018, the Adviser waived advisory fees of $1,431.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2018, Invesco was paid $50,000 for accounting and fund administrative services and was reimbursed $133,488 for fees paid to insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2018, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Invesco V.I. S&P 500 Index Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$77,250,729	$—	$—	$77,250,729
Money Market Funds	1,663,535	—	—	1,663,535
Total Investments in Securities	78,914,264	—	—	78,914,264

Other Investments — Liabilities*
Futures Contracts	(65,026)	—	—	(65,026)
Total Investments	$78,849,238	$—	$—	$78,849,238

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2018:

Value
Derivative Liabilities	Equity Risk
Unrealized depreciation on futures contracts — Exchange-Traded(a)	$(65,026)
Derivatives not subject to master netting agreements	65,026
Total Derivative Liabilities subject to master netting agreements	—

(a)	Only current day’s variation margin receivable at period-end is recorded in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended December 31, 2018

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Equity Risk
Realized Gain (loss):
Futures contracts	$(200,248)
Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	(70,913)
Total	$(271,161)

The table below summarizes the average notional value of futures contracts during the period.

Futures Contracts
Average notional value	$1,593,923

NOTE 5—Investments in Affiliates

The Fund’s Adviser is a subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Fund. The following is a summary of the transactions in, and earnings from, investments in Invesco Ltd. for the year ended December 31, 2018.

	Value 12/31/17	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value 12/31/18	Dividend Income
Invesco, Ltd.	$60,766	$–	$(4,664)	$(31,631)	$957	$25,428	$1,838

Invesco V.I. S&P 500 Index Fund

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2018 and 2017:

	2018	2017
Ordinary income	$1,343,960	$1,438,937
Long-term capital gain	6,534,127	6,572,481
Total distributions	$7,878,087	$8,011,418

Tax Components of Net Assets at Period-End:

2018
Undistributed ordinary income	$1,124,629
Undistributed long-term gain	8,223,389
Net unrealized appreciation — investments	48,235,751
Temporary book/tax differences	(36,180)
Shares of beneficial interest	21,312,896
Total net assets	$78,860,485

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2018.

NOTE 9—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2018 was $2,981,873 and $13,229,977, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$49,895,075
Aggregate unrealized (depreciation) of investments	(1,659,324)
Net unrealized appreciation of investments	$48,235,751

Cost of investments for tax purposes is $30,613,487.

Invesco V.I. S&P 500 Index Fund

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currencies, on December 31, 2018, undistributed net investment income was increased by $18, undistributed net realized gain was decreased by $18. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 11—Share Information

	Summary of Share Activity
	Years ended December 31,
	2018(a)		2017
	Shares	Amount	Shares	Amount
Sold:
Series I	197,507	$3,659,064	84,246	$1,475,450
Series II	126,250	2,450,887	155,899	2,840,138

Issued as reinvestment of dividends:
Series I	177,118	3,324,539	189,428	3,269,530
Series II	243,843	4,552,548	275,954	4,740,894

Reacquired:
Series I	(355,679)	(6,715,230)	(273,913)	(4,934,767)
Series II	(544,977)	(10,141,105)	(570,729)	(10,191,625)
Net increase (decrease) in share activity	(155,938)	$(2,869,297)	(139,115)	$(2,800,380)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 89% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Series I
Year ended 12/31/18	$18.53	$0.26	$(0.91)	$(0.65)	$(0.30)	$(1.46)	$(1.76)	$16.12	(4.86)%	$33,758	0.51	%(d)	0.51	%(d)	1.41	%(d)	3%
Year ended 12/31/17	16.78	0.26	3.18	3.44	(0.31)	(1.38)	(1.69)	18.53	21.26	38,450	0.48		0.48		1.46		3
Year ended 12/31/16	16.58	0.30	1.55	1.85	(0.31)	(1.34)	(1.65)	16.78	11.45	34,812	0.41		0.41		1.81		4
Year ended 12/31/15	18.52	0.30	(0.24)	0.06	(0.33)	(1.67)	(2.00)	16.58	1.03	35,586	0.41		0.41		1.66		7
Year ended 12/31/14	16.66	0.28	1.92	2.20	(0.34)	—	(0.34)	18.52	13.32	37,685	0.41		0.41		1.62		3
Series II
Year ended 12/31/18	18.43	0.22	(0.91)	(0.69)	(0.25)	(1.46)	(1.71)	16.03	(5.07)	45,102	0.76	(d)	0.76	(d)	1.16	(d)	3
Year ended 12/31/17	16.69	0.22	3.17	3.39	(0.27)	(1.38)	(1.65)	18.43	21.00	55,090	0.73		0.73		1.21		3
Year ended 12/31/16	16.49	0.26	1.54	1.80	(0.26)	(1.34)	(1.60)	16.69	11.20	52,212	0.66		0.66		1.56		4
Year ended 12/31/15	18.43	0.25	(0.24)	0.01	(0.28)	(1.67)	(1.95)	16.49	0.72	58,268	0.66		0.66		1.41		7
Year ended 12/31/14	16.58	0.24	1.90	2.14	(0.29)	—	(0.29)	18.43	13.02	63,667	0.66		0.66		1.37		3

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $37,010 and $52,033 for Series I and Series II shares, respectively.

Invesco V.I. S&P 500 Index Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. S&P 500 Index Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. S&P 500 Index Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

February 14, 2019

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. S&P 500 Index Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2018 through December 31, 2018.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/18)	Expenses Paid During Period[2]	Annualized Expense Ratio
Series I	$1,000.00	$929.40	$2.53	$1,022.58	$2.65	0.52%
Series II	1,000.00	928.20	3.74	1,021.32	3.92	0.77

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2018 through December 31, 2018, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. S&P 500 Index Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2018:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$6,534,127
Corporate Dividends Received Deduction*	100.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. S&P 500 Index Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

Invesco V.I. S&P 500 Index Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesse Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	1998	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	158	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None
Christopher L. Wilson — 1957 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	ISO New England, Inc. (non-profit organization managing regional electricity market)

Invesco V.I. S&P 500 Index Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor — 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC; Secretary and Vice President, Jemstep, Inc.

Formerly: Head of Legal, Worldwide Institutional; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

Invesco V.I. S&P 500 Index Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. S&P 500 Index Fund

Annual Report to Shareholders	December 31, 2018

Invesco V.I. Small Cap Equity Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The Fund’s Form N-Q (or any successor Form) filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q (or any successor Form), have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Invesco Distributors, Inc.	VISCE-AR-1	02152019 1209

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2018, Series I shares of Invesco V.I. Small Cap Equity Fund (the Fund) underperformed the Russell 2000 Index, the Fund’s style-specific index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/17 to 12/31/18, excluding variable product issuer charges.

If variable product issuer charges were included, returns would be lower.

Series I Shares	-15.08%
Series II Shares	-15.27
S&P 500 Index▼ (Broad Market Index)	-4.38
Russell 2000 Index⬛ (Style-Specific Index)	-11.01
Lipper VUF Small-Cap Core Funds Index♦ (Peer Group Index)	-11.83

Source(s): ▼FactSet Research Systems Inc.; ⬛RIMES Technologies Corp.; ♦Lipper Inc.

Market conditions and your Fund

Calendar year 2018 proved to be an increasingly volatile time for US equities. In January 2018, US equity markets steadily moved higher, as investors remained enthused about the passage of the Tax Cuts and Jobs Act signed into law in late December 2017. However, in February 2018, volatility returned to the US stock and bond markets. Worries about how rising interest rates might affect economic growth, concerns about a potential trade war and heightened geopolitical tensions caused the US stock markets to pull back and volatility to increase.

    US equity markets generally recovered in the second quarter of 2018 as strong US retail sales and low unemployment buoyed markets. Throughout the summer, US equities moved higher as corporate profits surged. Several US equity indexes reached new highs despite potential head-winds including trade tensions, tariff announcements and contagion concerns over a Turkish currency crisis. After a relatively quiet summer, market volatility noticeably rose in October, as US equity markets suffered a sharp sell-off through year-end, amid rising interest rates and concerns that higher inflation could mean a more restrictive monetary policy. In this environment, there was a flight to safety, as investors fled to defensive areas of the equities markets, like health care and utilities, and US Treasuries.

    Given signs of a strong economy, the US Federal Reserve raised interest rates four times during the year: in March, June, September and December 2018. Following December’s Federal Reserve meeting, Chairman Jerome Powell raised interest rates for the fourth time in 2018 to a targeted range of 2.25% to 2.50%, and lowered guidance from three to two rate hikes in 2019, signaling a slightly more dovish stance than expected.1 In contrast, the European Central Bank and central banks in several other countries maintained extraordinarily accommodative monetary policies.

    Within this environment, stock selection helped the Fund outperform its style-specific index in the communication services, health care, real estate and industrials sectors. The Fund’s ancillary cash position also helped to mitigate losses in a down year. In contrast, these contributions were offset by the underperformance of holdings in the consumer discretionary, financials, information technology (IT) and energy sectors. Relatively small exposure in the defensive utilities sector also detracted from relative performance for the year given the choppy market.

    California-based IT company Coherent was the leading detractor from the Fund’s performance on both a relative and absolute basis for the year. The laser system manufacturer experienced weakness during the reporting period as a result of Apple’s (not a Fund holding) organic light-emitting diode (OLED) adoption concerns, which has driven a pause in the market in the near term. Growth in Coherent’s laser business, which cuts the OLED panels, has been impacted by this pause in the market. In addition, US-China trade tensions have also put pressure on Coherent’s stock price as China has been adopting laser technology in many industrial applications, including automobile manufacturing.

    Visteon, a global automotive supplier, was another detractor from both absolute and relative Fund performance for the year. Headwinds included decelerating auto sales in China due to a softer economy, European production delays related to the implementation of the Worldwide Harmonize Light Vehicle Test Procedure (testing for CO2 emissions and fuel efficiency) and potential pressures from higher raw material costs, emerging markets weakness and tariff risks.

    Energy sector holdings Forum Energy Technologies, Core Laboratories and Matador Resources were among the leading detractors from Fund results during the year. Lower oil prices have led to reduced activity levels for exploration and

Portfolio Composition
By sector	% of total net assets

Financials	19.4%
Information Technology	17.6
Industrials	17.5
Health Care	13.8
Consumer Discretionary	12.5
Real Estate	4.2
Materials	3.7
Energy	3.6
Communication Services	3.3
Utilities	1.1
Consumer Staples	1.0
Money Market Funds Plus Other Assets Less Liabilities	2.3

Top 10 Equity Holdings*
% of total net assets

1. SPX Corp.	1.9%
2. Iridium Communications Inc.	1.9
3. Hanover Insurance Group Inc. (The)	1.6
4. STERIS PLC	1.6
5. Webster Financial Corp.	1.6
6. Jack Henry & Associates, Inc.	1.5
7. Array BioPharma Inc.	1.5
8. Argo Group International Holdings, Ltd.	1.5
9. Take-Two Interactive Software, Inc.	1.5
10 Neurocrine Biosciences, Inc.	1.5

Total Net Assets	$225.7 million

Total Number of Holdings*	94

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of December 31, 2018.

Invesco V.I. Small Cap Equity Fund

production companies. This depressed spending environment is weighing on the oilfield services group.

    Iridium Communications, one of the Fund’s top ten holdings, was a leading contributor to annual results from the communication services sector. The satellite communications company provides 100% global coverage, even in the middle of the desert, or to phones on remote oil rigs. Iridium planned to launch its 9th and final satellite for the Iridium Next platform, which is a recurring 20-year capital expenditure cycle, in late 2018. The final launch has been subsequently pushed back until the first quarter of 2019. With the final satellite’s launch, the company’s network will speed up and open up new markets and is expected to generate substantial free cash flow.

    IT sector constituent Zebra Technologies reported strong quarterly results across the board in 2018, which continued a string of better than expected performance. Forward guidance also exceeded expectations. Its strong results were powered by robust organic growth, which has accelerated since we originally bought the stock. New products and strength in mobile computing drove the impressive execution. We exited our Zebra position in the fourth quarter primarily due to valuations.

    STERIS, a strong contributor to absolute performance in the health care sector, is primarily a consumables/recurring revenue business with meaningful exposure to hospital capital expenditure trends. One such trend is orders for capital equipment, which were very strong in the third quarter and drove an increase in organic growth guidance and supports our view of broad-based hospital capital expenditure strength in 2018. STERIS is in the process of introducing a new centralized outsourced sterilization model to health care systems in the US and has invested a decent amount in this new market, which has modestly constrained margin expansion.

    Kansas-based Euronet Worldwide was an overall contributor during the year. Euronet offers a currency conversion service on its ATMs and earns a currency spread on the transaction. In late 2017, a European Union Commission issued a proposal recommending a cap on these currency conversion charges. Euronet’s stock underperformed during the first half of 2018 on concerns that the company would be forced to lower the spread it earns on these transactions. In August of 2018, the European Parliament issued a draft proposal that recommended no caps on currency conversion charges on

European ATMs and further recommended that the EU Commission change its recommendation. The stock recovered on the news as it seems increasingly likely that currency conversion charges will be permitted in their existing form.

    All changes to the Fund’s positioning are based on our bottom-up stock selection process. Our portfolio construction process acts as a risk control and ensures the portfolio is aligned with small-cap market sector exposure within modest over- and underweights. Our long-term investment horizon leads to a relatively low turnover.

    Our view is that we are in a slowing, but not declining, growth environment as the benefits of US tax stimulus and deregulations are being offset by higher interest rates, rising labor costs and trade pressures. In such an environment, true growth will likely remain scarce, and we believe the market will favor companies that can produce growth and compound earnings in spite of the economic cycle. We believe that change is the fuel for growth, thus we are seeking to identify “share takers,” companies that can gain market share from technology-enabled advantages in their business models and from disruptive shifts in consumer behavior. Though we anticipate a possible economic slowing, we continue to prudently balance the portfolio between dynamic growth opportunities and more durable growth opportunities.

    Thank you for your commitment to Invesco V.I. Small Cap Equity Fund and for sharing our long-term investment horizon.

1	Source: US Federal Reserve

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Juan Hartsfield Chartered Financial Analyst, Portfolio Manager, is lead manager of Invesco V.I. Small Cap Equity Fund.
He joined Invesco in 2004. Mr. Hartsfield earned a BS in petroleum engineering from The University of Texas at Austin and an MBA from the University of Michigan.

Davis Paddock Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. Small Cap Equity Fund. He joined
Invesco in 2001. Mr. Paddock earned a BA and an MBA from The University of Texas at Austin.

Invesco V.I. Small Cap Equity Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/08

1	Source: FactSet Research Systems Inc.
2	Source: RIMES Technologies Corp.
3	Source: Lipper Inc.

Past performance cannot guarantee

comparable future results.

Average Annual Total Returns
As of 12/31/18

Series I Shares
Inception (8/29/03)	7.21%
10 Years	9.79
5 Years	0.98
1 Year	-15.08

Series II Shares
Inception (8/29/03)	6.96%
10 Years	9.51
5 Years	0.73
1 Year	-15.27

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures in the table and chart do not reflect deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.97% and 1.22%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. Small Cap Equity Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly.

Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Small Cap Equity Fund

Invesco V.I. Small Cap Equity Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2018, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.

Principal risks of investing in the Fund

Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.

    Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.

    Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.

    Small- and mid-capitalization companies risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.

About indexes used in this report

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

    The Russell 2000® Index is an unmanaged index considered representative of small-cap stocks. The Russell 2000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

    The Lipper VUF Small-Cap Core Funds Index is an unmanaged index considered representative of small-cap core variable insurance underlying funds tracked by Lipper.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

    The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

    Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Invesco V.I. Small Cap Equity Fund

Schedule of Investments(a)

December 31, 2018

	Shares	Value
Common Stocks & Other Equity Interests–97.62%
Aerospace & Defense–2.91%
BWX Technologies, Inc.	43,529	$1,664,114
Cubic Corp.	46,578	2,503,102
Curtiss-Wright Corp.	23,597	2,409,725
		6,576,941

Air Freight & Logistics–1.09%
Forward Air Corp.	44,735	2,453,715

Alternative Carriers–1.85%
Iridium Communications Inc.(b)	226,677	4,182,191

Apparel Retail–1.93%
American Eagle Outfitters, Inc.	124,620	2,408,904
Children’s Place Inc. (The)	21,719	1,956,665
		4,365,569

Application Software–3.92%
Avalara, Inc.(b)(c)	72,444	2,256,631
Blackbaud, Inc.	38,724	2,435,739
Cornerstone OnDemand, Inc.(b)	54,369	2,741,829
Instructure Inc.(b)	12,714	476,902
SVMK Inc.(b)(c)	75,701	928,851
		8,839,952

Auto Parts & Equipment–0.81%
Visteon Corp.(b)	30,241	1,822,928

Biotechnology–3.87%
Array BioPharma Inc.(b)	239,459	3,412,291
Neurocrine Biosciences, Inc.(b)	46,666	3,332,419
Retrophin, Inc.(b)	87,970	1,990,761
		8,735,471

Building Products–1.24%
Trex Co., Inc.(b)	47,193	2,801,377

Casinos & Gaming–1.66%
Boyd Gaming Corp.	87,284	1,813,762
Penn National Gaming, Inc.(b)	102,522	1,930,489
		3,744,251

Communications Equipment–1.99%
Ciena Corp.(b)	69,785	2,366,409
Lumentum Holdings Inc.(b)	50,664	2,128,395
		4,494,804

Construction & Engineering–1.54%
Dycom Industries, Inc.(b)	29,151	1,575,320
Primoris Services Corp.	98,926	1,892,454
		3,467,774

Consumer Finance–0.90%
SLM Corp.(b)	244,672	2,033,224

	Shares	Value
Data Processing & Outsourced Services–2.90%
Euronet Worldwide, Inc.(b)	30,197	$3,091,569
Jack Henry & Associates, Inc.	27,374	3,463,358
		6,554,927

Diversified Support Services–1.04%
Mobile Mini, Inc.	73,747	2,341,467

Education Services–1.33%
Strategic Education, Inc.	26,539	3,010,053

Electrical Components & Equipment–1.33%
EnerSys	38,764	3,008,474

Electronic Components–0.66%
Belden Inc.	35,961	1,502,091

Electronic Equipment & Instruments–3.14%
Coherent, Inc.(b)	13,503	1,427,402
FLIR Systems, Inc.	57,231	2,491,838
National Instruments Corp.	69,828	3,168,795
		7,088,035

Environmental & Facilities Services–2.28%
ABM Industries Inc.	68,934	2,213,471
Waste Connections, Inc.	39,567	2,937,850
		5,151,321

Food Retail–0.98%
Sprouts Farmers Market, Inc.(b)	93,912	2,207,871

Footwear–1.38%
Wolverine World Wide, Inc.	97,438	3,107,298

General Merchandise Stores–0.65%
Big Lots, Inc.	50,850	1,470,582

Health Care Equipment–4.14%
Hill-Rom Holdings, Inc.	35,613	3,153,531
STERIS PLC	33,558	3,585,672
Wright Medical Group N.V.(b)	95,593	2,602,042
		9,341,245

Health Care Facilities–0.55%
Acadia Healthcare Co., Inc.(b)	48,644	1,250,637

Health Care REITs–0.93%
Healthcare Trust of America, Inc.–Class A	83,305	2,108,450

Health Care Supplies–2.03%
ICU Medical, Inc.(b)	10,574	2,428,108
Lantheus Holdings, Inc.(b)	138,010	2,159,856
		4,587,964

Industrial Machinery–3.23%
Albany International Corp.–Class A	48,252	3,012,372

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Small Cap Equity Fund

	Shares	Value
Industrial Machinery–(continued)
SPX Corp.(b)	153,206	$4,291,300
		7,303,672

Interactive Home Entertainment–1.48%
Take-Two Interactive Software, Inc.(b)	32,391	3,334,330

Investment Banking & Brokerage–3.51%
E*TRADE Financial Corp.	70,057	3,074,101
Lazard Ltd.–Class A	66,083	2,439,124
Piper Jaffray Cos.	36,519	2,404,411
		7,917,636

Life & Health Insurance–0.76%
CNO Financial Group, Inc.	115,839	1,723,684

Life Sciences Tools & Services–0.83%
Cambrex Corp.(b)	49,947	1,885,999

Managed Health Care–1.23%
HealthEquity, Inc.(b)	46,405	2,768,058

Multi-Line Insurance–2.27%
American Financial Group, Inc.	28,065	2,540,724
Horace Mann Educators Corp.	69,184	2,590,941
		5,131,665

Office REITs–0.93%
Highwoods Properties, Inc.	54,221	2,097,811

Oil & Gas Equipment & Services–1.79%
Apergy Corp.(b)	69,985	1,895,194
Core Laboratories N.V.	26,281	1,567,925
Forum Energy Technologies, Inc.(b)	140,148	578,811
		4,041,930

Oil & Gas Exploration & Production–1.80%
Matador Resources Co.(b)	94,191	1,462,786
Newfield Exploration Co.(b)	72,586	1,064,111
Parsley Energy, Inc.–Class A(b)	95,534	1,526,633
		4,053,530

Paper Packaging–0.89%
Graphic Packaging Holding Co.	187,988	2,000,192

Pharmaceuticals–1.12%
Phibro Animal Health Corp.–Class A	78,577	2,527,036

Property & Casualty Insurance–4.13%
Argo Group International Holdings, Ltd.	49,699	3,342,258
Hanover Insurance Group Inc. (The)	31,268	3,651,164
Selective Insurance Group, Inc.	38,105	2,322,119
		9,315,541

Real Estate Operating Companies–0.89%
Kennedy-Wilson Holdings, Inc.	110,376	2,005,532

Regional Banks–7.81%
Columbia Banking System, Inc.	72,014	2,613,388
Great Western Bancorp, Inc.	69,472	2,171,000

	Shares	Value
Regional Banks–(continued)
IBERIABANK Corp.	42,289	$2,718,337
Synovus Financial Corp.	56,024	1,792,208
UMB Financial Corp.	38,801	2,365,697
Webster Financial Corp.	71,611	3,529,706
Western Alliance Bancorp(b)	61,695	2,436,335
		17,626,671

Restaurants–1.88%
Papa John’s International, Inc.	38,025	1,513,775
Wendy’s Co. (The)	174,778	2,728,285
		4,242,060

Semiconductor Equipment–2.20%
Brooks Automation, Inc.	94,885	2,484,089
Teradyne, Inc.	78,966	2,477,953
		4,962,042

Semiconductors–0.57%
Power Integrations, Inc.	21,270	1,297,045

Specialized Consumer Services–1.08%
ServiceMaster Global Holdings, Inc.(b)	66,143	2,430,094

Specialized REITs–1.43%
CubeSmart	112,385	3,224,326

Specialty Chemicals–2.79%
Minerals Technologies Inc.	41,822	2,147,141
PolyOne Corp.	76,486	2,187,500
Sensient Technologies Corp.	34,986	1,953,968
		6,288,609

Specialty Stores–0.75%
Michaels Cos., Inc. (The)(b)	125,278	1,696,264

Systems Software–1.27%
CommVault Systems, Inc.(b)	48,468	2,863,974

Technology Distributors–1.00%
Tech Data Corp.(b)	27,580	2,256,320

Tires & Rubber–1.03%
Cooper Tire & Rubber Co.	71,625	2,315,636

Trading Companies & Distributors–0.79%
Univar Inc.(b)	100,927	1,790,445

Trucking–2.03%
Knight-Swift Transportation Holdings Inc.	75,220	1,885,765
Old Dominion Freight Line, Inc.	21,838	2,696,775
		4,582,540

Water Utilities–1.08%
California Water Service Group	50,981	2,429,754
Total Common Stocks & Other Equity Interests (Cost $213,345,810)		220,361,008

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Small Cap Equity Fund

	Shares	Value
Money Market Funds–4.38%
Invesco Government & Agency Portfolio–Institutional Class, 2.30%(d)	3,456,688	$3,456,688
Invesco Liquid Assets Portfolio–Institutional Class, 2.48%(d)	2,468,916	2,469,163
Invesco Treasury Portfolio–Institutional Class, 2.30%(d)	3,950,501	3,950,501
Total Money Market Funds (Cost $9,876,346)		9,876,352
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)–102.00% (Cost $223,222,156)		230,237,360

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Fund–0.26%
Invesco Government & Agency Portfolio–Institutional Class, 2.30% (Cost $601,505)(d)(e)	601,505	$601,505
TOTAL INVESTMENTS IN SECURITIES–102.26% (Cost $223,823,661)		230,838,865
OTHER ASSETS LESS LIABILITIES–(2.26)%		(5,110,046)
NET ASSETS–100.00%		$225,728,819

Investment Abbreviations:

REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at December 31, 2018.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of December 31, 2018.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Small Cap Equity Fund

Statement of Assets and Liabilities

December 31, 2018

Statement of Operations

For the year ended December 31, 2018

Assets:
Investments in securities, at value (Cost $213,345,810)*	$220,361,008
Investments in affiliated money market funds, at value (Cost $10,477,851)	10,477,857
Cash	47,121
Receivable for:
Investments sold	324,435
Fund shares sold	489,667
Dividends	196,314
Investment for trustee deferred compensation and retirement plans	69,356
Total assets	231,965,758

Liabilities:
Payable for:
Investments purchased	5,232,527
Fund shares reacquired	105,978
Collateral upon return of securities loaned	601,505
Accrued fees to affiliates	179,756
Accrued trustees’ and officers’ fees and benefits	4,676
Accrued other operating expenses	34,243
Trustee deferred compensation and retirement plans	78,254
Total liabilities	6,236,939
Net assets applicable to shares outstanding	$225,728,819

Net assets consist of:
Shares of beneficial interest	$187,966,835
Distributable earnings	37,761,984
$225,728,819

Net Assets:
Series I	$106,064,323
Series II	$119,664,496

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	6,656,390
Series II	7,940,521
Series I:
Net asset value per share	$15.93
Series II:
Net asset value per share	$15.07

*	At December 31, 2018, securities with an aggregate value of $588,786 were on loan to brokers.

Investment income:
Dividends (net of foreign withholding taxes of $9,964)	$2,972,303
Dividends from affiliated money market funds (includes securities lending income of $6,539)	125,684
Total investment income	3,097,987

Expenses:
Advisory fees	2,163,296
Administrative services fees	508,609
Custodian fees	9,469
Distribution fees — Series II	381,570
Transfer agent fees	28,878
Trustees’ and officers’ fees and benefits	24,474
Reports to shareholders	8,441
Professional services fees	48,918
Other	7,636
Total expenses	3,181,291
Less: Fees waived	(6,698)
Net expenses	3,174,593
Net investment income (loss)	(76,606)

Realized and unrealized gain (loss) from:
Net realized gain from investment securities (includes net gains from securities sold to affiliates of $749,515)	31,854,197
Change in net unrealized appreciation (depreciation) of investment securities	(70,466,254)
Net realized and unrealized gain (loss)	(38,612,057)
Net increase (decrease) in net assets resulting from operations	$(38,688,663)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Small Cap Equity Fund

Statement of Changes in Net Assets

For the years ended December 31, 2018 and 2017

	2018	2017
Operations:
Net investment income (loss)	$(76,606)	$(449,792)
Net realized gain	31,854,197	19,070,078
Change in net unrealized appreciation (depreciation)	(70,466,254)	20,825,514
Net increase (decrease) in net assets resulting from operations	(38,688,663)	39,445,800

Distributions to shareholders from distributable earnings(1):
Series I	(8,819,904)	(6,502,386)
Series II	(10,565,170)	(7,130,030)
Total distributions from distributable earnings	(19,385,074)	(13,632,416)

Share transactions–net:
Series I	(16,916,326)	(25,705,703)
Series II	(6,035,415)	(3,963,272)
Net increase (decrease) in net assets resulting from share transactions	(22,951,741)	(29,668,975)
Net increase (decrease) in net assets	(81,025,478)	(3,855,591)

Net assets:
Beginning of year	306,754,297	310,609,888
End of year	$225,728,819	$306,754,297

(1)

The Securities and Exchange Commission eliminated the requirement to disclose distribution components separately, except for tax return of capital. For the year ended December 31, 2017, distributions to shareholders from distributable earnings consisted of distributions from net realized gains.

Notes to Financial Statements

December 31, 2018

NOTE 1—Significant Accounting Policies

Invesco V.I. Small Cap Equity Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for

Invesco V.I. Small Cap Equity Fund

unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain

Invesco V.I. Small Cap Equity Fund

tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.745%
Next $250 million	0.73%
Next $500 million	0.715%
Next $1.5 billion	0.70%
Next $2.5 billion	0.685%
Next $2.5 billion	0.67%
Next $2.5 billion	0.655%
Over $10 billion	0.64%

For the year ended December 31, 2018, the effective advisory fees incurred by the Fund was 0.74%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, formerly Invesco PowerShares Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2019, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on

Invesco V.I. Small Cap Equity Fund

short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2019. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2020, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended December 31, 2018, the Adviser waived advisory fees of $6,698.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2018, Invesco was paid $71,977 for accounting and fund administrative services and was reimbursed $436,632 for fees paid to insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2018, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the year ended December 31, 2018, the Fund incurred $5,263 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of December 31, 2018, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2018, the Fund engaged in securities purchases of $163,745 and securities sales of $3,432,590, which resulted in net realized gains of $749,515.

Invesco V.I. Small Cap Equity Fund

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2018 and 2017:

	2018	2017
Ordinary income	$4,111,298	$—
Long-term capital gain	15,273,776	13,632,416
Total distributions	$19,385,074	$13,632,416

Tax Components of Net Assets at Period-End:

2018
Undistributed ordinary income	$236,981
Undistributed long-term gain	30,616,186
Net unrealized appreciation — investments	6,981,667
Temporary book/tax differences	(72,850)
Shares of beneficial interest	187,966,835
Total net assets	$225,728,819

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and partnerships.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2018.

Invesco V.I. Small Cap Equity Fund

NOTE 8—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2018 was $61,703,553 and $105,854,745, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$37,640,257
Aggregate unrealized (depreciation) of investments	(30,658,590)
Net unrealized appreciation of investments	$6,981,667

Cost of investments for tax purposes is $223,857,198.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses and partnerships, on December 31, 2018, undistributed net investment income (loss) was increased by $102,346 and undistributed net realized gain was decreased by $102,346. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 10—Share Information

	Summary of Share Activity
	Years ended December 31,
	2018(a)		2017
	Shares	Amount	Shares	Amount
Sold:
Series I	705,274	$13,617,305	746,673	$14,287,755
Series II	610,379	11,139,397	553,660	10,143,965

Issued as reinvestment of dividends:
Series I	433,837	8,819,904	346,979	6,502,386
Series II	549,125	10,565,170	399,666	7,130,030

Reacquired:
Series I	(1,946,379)	(39,353,535)	(2,427,148)	(46,495,844)
Series II	(1,480,032)	(27,739,982)	(1,162,843)	(21,237,267)
Net increase (decrease) in share activity	(1,127,796)	$(22,951,741)	(1,543,013)	$(29,668,975)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 61% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Small Cap Equity Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Distributions from net realized gains	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Series I
Year ended 12/31/18	$20.02	$0.02	$(2.74)	$(2.72)	$(1.37)	$15.93	(15.08)%	$106,064	0.96	%(d)	0.96	%(d)	0.10	%(d)	22%
Year ended 12/31/17	18.38	(0.01)	2.53	2.52	(0.88)	20.02	14.06	149,405	0.97		0.97		(0.02)		20
Year ended 12/31/16	17.64	0.01	2.06	2.07	(1.33)	18.38	12.06	161,727	1.01		1.01		0.04		37
Year ended 12/31/15	23.64	0.00	(1.27)	(1.27)	(4.73)	17.64	(5.52)	166,407	1.04		1.04		0.02		31
Year ended 12/31/14	25.44	(0.04)	0.47	0.43	(2.23)	23.64	2.36	203,963	1.05		1.05		(0.17)		45
Series II
Year ended 12/31/18	19.05	(0.03)	(2.58)	(2.61)	(1.37)	15.07	(15.27)	119,664	1.21	(d)	1.21	(d)	(0.15	) (d)	22
Year ended 12/31/17	17.58	(0.05)	2.40	2.35	(0.88)	19.05	13.73	157,349	1.22		1.22		(0.27)		20
Year ended 12/31/16	16.96	(0.03)	1.98	1.95	(1.33)	17.58	11.84	148,883	1.26		1.26		(0.21)		37
Year ended 12/31/15	22.97	(0.05)	(1.23)	(1.28)	(4.73)	16.96	(5.74)	128,614	1.29		1.29		(0.23)		31
Year ended 12/31/14	24.85	(0.10)	0.45	0.35	(2.23)	22.97	2.08	145,505	1.30		1.30		(0.42)		45

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $138,577 and $152,628 for Series I and Series II shares, respectively.

Invesco V.I. Small Cap Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

and Shareholders of Invesco V.I. Small Cap Equity Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. Small Cap Equity Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

February 14, 2019

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. Small Cap Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2018 through December 31, 2018.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (07/01/18)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/18)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/18)	Expenses Paid During Period[2]
Series I	$1,000.00	$811.10	$4.38	$1,020.37	$4.89	0.96%
Series II	1,000.00	810.30	5.52	1,019.11	6.16	1.21

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2018 through December 31, 2018, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Small Cap Equity Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2018:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$15,273,776
Corporate Dividends Received Deduction*	53.56%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Small Cap Equity Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

Invesco V.I. Small Cap Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesse Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	1998	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	158	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None
Christopher L. Wilson — 1957 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	ISO New England, Inc. (non-profit organization managing regional electricity market)

Invesco V.I. Small Cap Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor — 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC; Secretary and Vice President, Jemstep, Inc.

Formerly: Head of Legal, Worldwide Institutional; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

Invesco V.I. Small Cap Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. Small Cap Equity Fund

Annual Report to Shareholders	December 31, 2018

Invesco V.I. Technology Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The Fund’s Form N-Q (or any successor Form) filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q (or any successor Form), have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED   |   MAY LOSE VALUE   |   NO BANK GUARANTEE

Invesco Distributors, Inc. I-VITEC-AR-1 02152019 1148

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2018, Series I shares of Invesco V.I. Technology Fund (the Fund) outperformed the NASDAQ Composite Index, the Fund’s broad market/style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/17 to 12/31/18, excluding variable product issuer charges.

If variable product issuer charges were included, returns would be lower.

Series I Shares	-0.45%
Series II Shares	-0.71
NASDAQ Composite Index▼ (Broad Market/ Style-Specific Index)	-2.84
Lipper VUF Science & Technology Funds Classification Average⬛ (Peer Group)	-3.07
Source(s): ▼FactSet Research Systems Inc.; ⬛Lipper Inc.

Market conditions and your Fund

Calendar year 2018 proved to be an increasingly volatile time for US equities. In January 2018, US equity markets steadily moved higher, as investors remained enthused about the passage of the Tax Cuts and Jobs Act signed into law in late December 2017. However, in February 2018, volatility returned to the US stock and bond markets. Worries about how rising interest rates might affect economic growth, concerns about a potential trade war and heightened geopolitical tensions caused the US stock markets to pull back and volatility to increase.

    US equity markets generally recovered in the second quarter of 2018 as strong US retail sales and low unemployment buoyed markets. Throughout the summer, US equities moved higher as corporate profits surged. Several US equity indexes reached new highs despite potential headwinds including trade tensions, tariff announcements and contagion concerns over a Turkish currency crisis. After a relatively quiet summer, market volatility noticeably rose in October, as US equity markets suffered a sharp sell-off through year-end, amid rising interest rates and concerns that higher inflation could mean a more restrictive monetary policy. In this environment, there was a flight to safety, as investors fled to defensive areas of the equities markets, like health care and utilities, and US Treasuries.

    Given signs of a strong economy, the US Federal Reserve raised interest rates four times during the year: in March, June, September and December 2018. Following December’s Federal Reserve meeting, Chairman Jerome Powell raised interest rates for the fourth time in 2018 by 25 basis points to a targeted range of 2.25% to 2.50%, and lowered guidance from three to two rate hikes in 2019, signaling a slightly more dovish stance than expected.1 In contrast, the European Central Bank and central banks in several other countries maintained extraordinarily accommodative monetary policies.

    In this market environment, the Fund outperformed its broad market/style-specific benchmark, the NASDAQ Composite Index despite producing a negative return. Relative outperformance was driven by stock selection in and an overweight allocation to the information technology (IT) services industry. Additional contributors to the Fund’s relative return resulted from an overweight allocation in the life sciences tools and services industry, as well as Fund holdings in the health care equipment and supplies, electronic equipment, instrument and components and software and services industries. Finally, not having exposure to the banking industry also contributed to relative results. In contrast, stock selection in entertainment, the biotechnology and interactive media and services industries were the leading detractors from relative performance. An underweight position in the communications equipment industry and having limited exposure to the tobacco industry were also relative detractors during the year.

    From an individual securities perspective, Amazon.com was a leading contributor to the Fund’s absolute and relative performance for the year. The retail and e-commerce giant reported strong revenue growth across all segments and strong profit margins in its retail and Amazon Web Services (AWS) segments. AWS provides on-demand cloud computing services enabling retailers to increase operational efficiency in order to have a global reach and gain scale quickly.

    Another contributor to relative and absolute returns for the year was Integrated Device Technology. This year, the California-based semiconductor company announced it would be acquired by Renesas Electronics (not a Fund holding). This helped drive stock performance during the year, and we subsequently decided to exit our position in the fourth quarter. Rising trade tensions potentially created a risk to the deal’s closure and we don’t expect another bidder. Removing our position in the stock helped us to reduce exposure to the semiconductors industry. We exited our position in the holding before the close of the year.

    Within the software industry Microsoft, salesforce.com and Palo Alto Networks were contributors to absolute performance, although Microsoft was a relative detractor. salesforce.com provides customer relationship management (CRM) software that is delivered via internet browsers and on mobile devices to help

Portfolio Composition
By sector	% of total net assets

Information Technology	31.7%
Communication Services	29.2
Health Care	19.7
Consumer Discretionary	18.5
Money Market Funds
Plus Other Assets Less Liabilities	0.9

Top 10 Equity Holdings*
% of total net assets

1. Amazon.com, Inc.	9.20%
2. Microsoft Corp.	5.6
3. Alphabet Inc.-Class A	4.7
4. Illumina, Inc.	4.3
5. Alibaba Group Holding Ltd.-ADR	4.3
6. Sony Corp.	4.1
7. Facebook, Inc.-Class A	3.9
8. Apple Inc.	3.8
9. UnitedHealth Group Inc.	3.7
10. Visa Inc.-Class A	3.6

Total Net Assets	$119.2 million

Total Number of Holdings*	44

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of December 31, 2018.

Invesco V.I. Technology Fund

companies increase sales and promote customer satisfaction. Quarterly revenue results were strong during 2018, with double-digit growth over the previous year. Further, the company continued to increase future guidance on these strong results. Palo Alto Networks is a cybersecurity company that provides advanced firewall protection and helps businesses protect against cyber-attacks. Unlike its competitors, Palo Alto Network’s services run on the same hardware and threats are evaluated with its unique “single pass” technology. We believed this would help Palo Alto Networks continue to gain market share as security breaches increase worldwide. The Fund’s underweight position in Microsoft hurt its relative performance as enterprise cloud services demand remained strong and Microsoft continued to drive fast growth while expanding margins. With other large-cap cloud providers trading at much higher rates, Microsoft benefited from a shift to more defensive ways to remain exposed to the cloud theme. Cloud demand should remain strong even in a slower growth macroeconomic environment, and we remain constructive on the sustainability of their competitive advantages in cloud and productivity.

    Internet and direct marketing retail industry constituent Alibaba Group Holding was the leading detractor on an absolute and relative basis. Alibaba’s quarterly reports were mixed throughout the year and it has come under pressure due to the ongoing trade dialogue between the US and China. Furthermore, late in the year, the Chinese e-commerce giant lowered its fiscal year outlook on a weaker Chinese macroeconomic environment and its decision to delay the launch of new advertising products.

    On an absolute basis, Facebook was among the leading detractors within the interactive media and services industry for the year. The social media company faced a few tough periods in 2018, with the first being a major sell-off in March following the announcement that Cambridge Analytica (not a Fund holding) harvested personal data from users for targeted political ads. In July, Facebook’s management released guidance indicating slower-than-expected revenue growth in the second half of 2018 driven by the transition from the application’s News Feed to a Stories based format, along with higher-than-expected expense growth related to safety, security and privacy controls.

    Entertainment industry constituents

Nintendo and Activision Blizzard were key detractors from Fund returns on an absolute and relative basis for the year. Nintendo’s stock fell in the second quarter following slowing Switch console sales that resulted from a lack of momentum in Nintendo Labo, a series of do-it-yourself kits that work with the Switch console. Activision Blizzard experienced weak third-quarter results and reduced its outlook given lower-than-expected performance of the expansion pack for its key “Destiny” title and a lack of a major game release for 2019. In general, global video game stocks saw weakness in the fourth quarter as a result of China’s regulatory headwinds combined with a market rotation out of growth and toward defensive areas.

    At the end of the year, the Fund’s largest overweight allocations relative to the NASDAQ Composite Index were in the entertainment, life sciences tools and services, internet and catalog retail and health care equipment and supplies industries. Conversely, the Fund’s largest underweight allocations were in the biotechnology, semiconductors, semiconductor equipment and the computer and peripherals industries.

    Our view is that we are in a slowing, but not declining, growth environment as the benefits of US tax stimulus and deregulations are offset by higher interest rates, rising labor costs and trade pressures. In such an environment, true growth will likely remain scarce, and we believe the market will favor companies that can produce growth and compound earnings in spite of the economic cycle. We believe that change is the fuel for growth, thus we are seeking to identify “share-takers,” companies that can gain market share from technology-enabled advantages in their business models and from disruptive shifts in consumer behavior. Though we anticipate a possible economic slowing, we continue to prudently balance the Fund’s portfolio between dynamic growth opportunities and more durable growth opportunities.

    We thank you for your commitment to Invesco V.I. Technology Fund.

1	Source: US Federal Reserve

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Erik Voss Chartered Financial Analyst, Portfolio Manager, is lead manager of Invesco V.I. Technology Fund. He joined Invesco in 2010. Mr. Voss earned a BS in mathematics and an MS in finance from the University of Wisconsin.

Janet Luby Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. Technology Fund. She joined
Invesco in 2011. Ms. Luby earned a BBA in finance from Texas A&M University. She is also a Certified Public Accountant.

Invesco V.I. Technology Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/08

1	Source: FactSet Research Systems Inc.
2	Source: Lipper Inc.

Past performance cannot guarantee

comparable future results.

Average Annual Total Returns
As of 12/31/18

Series I Shares
Inception (5/20/97)	5.79%
10 Years	14.86
5 Years	9.63
1 Year	-0.45

Series II Shares
Inception (4/30/04)	7.54%
10 Years	14.59
5 Years	9.36
1 Year	-0.71

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.06% and 1.31%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. Technology Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Technology Fund

Invesco V.I. Technology Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2018, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.

Principal risks of investing in the Fund

Depositary receipts risk. Investing in depositary receipts involves the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.

    Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Derivatives strategies may not always be successful. For example, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

    Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.

    Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.

    Growth investing risk. Growth stocks tend to be more expensive relative to the issuing company’s earnings or assets compared with other types of stock. As a result, they tend to be more sensitive to changes in, or investors’ expectations of, the issuing company’s earnings and can be more volatile.

    Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.

    Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.

    Mid-capitalization companies risk. Mid-capitalization companies tend to be more vulnerable to changing market conditions and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.

    Technology sector risk. The Fund will concentrate its investments in the securities of issuers engaged primarily in technology-related industries. Technology companies are subject to intense competition, rapid obsolescence of their products, issues with obtaining financing or regulatory approvals, product incompatibility, changing consumer preferences, high required corporate capital expenditure for research and development or infrastructure and development of new products, each of which make the prices of securities issued by these companies more volatile.

Invesco V.I. Technology Fund

About indexes used in this report

The NASDAQ Composite Index is a broad-based, market index of the common stocks and similar securities listed on the Nasdaq stock market.

    The Lipper VUF Science & Technology Funds Classification Average represents an average of all variable insurance underlying funds in the Lipper Science & Technology Funds classification.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

CPA® and Certified Public Accountant® are trademarks owned by the American Institute of Certified Public Accountants.

    The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

    Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Invesco V.I. Technology Fund

Schedule of Investments(a)

December 31, 2018

	Shares	Value
Common Stocks & Other Equity Interests–99.13%
Alternative Carriers–1.24%
Intelsat S.A.(b)	68,886	$1,473,472

Application Software–5.56%
Adobe Inc.(b)	12,440	2,814,425
salesforce.com, inc.(b)	23,299	3,191,264
Splunk Inc.(b)	5,902	618,825
		6,624,514

Biotechnology–1.84%
Alexion Pharmaceuticals, Inc.(b)	11,112	1,081,864
Celgene Corp.(b)	17,310	1,109,398
		2,191,262

Cable & Satellite–1.41%
Charter Communications, Inc.–Class A(b)	5,895	1,679,898

Consumer Electronics–4.05%
Sony Corp. (Japan)	100,300	4,830,137

Data Processing & Outsourced Services–8.12%
Mastercard Inc.–Class A	15,297	2,885,779
PayPal Holdings, Inc.(b)	29,407	2,472,835
Visa Inc.–Class A	32,716	4,316,549
		9,675,163

Electronic Equipment & Instruments–1.18%
Keysight Technologies, Inc.(b)	22,643	1,405,677

Health Care Equipment–6.93%
Abbott Laboratories	17,791	1,286,823
Boston Scientific Corp.(b)	51,681	1,826,407
Intuitive Surgical, Inc.(b)	5,258	2,518,161
Stryker Corp.	8,317	1,303,690
Teleflex Inc.	5,128	1,325,485
		8,260,566

Interactive Home Entertainment–13.30%
Activision Blizzard, Inc.	54,015	2,515,479
Electronic Arts Inc.(b)	13,597	1,072,939
Nintendo Co., Ltd. (Japan)	12,900	3,408,319
Sea Ltd.–ADR (Thailand)(b)	165,370	1,871,988
Take-Two Interactive Software, Inc.(b)	39,829	4,099,997
UbiSoft Entertainment S.A. (France)(b)	35,986	2,886,976
		15,855,698

Interactive Media & Services–11.91%
Alphabet Inc.–Class A(b)	5,341	5,581,131
Alphabet Inc.–Class C(b)	2,230	2,309,410
Facebook, Inc.–Class A(b)	35,229	4,618,170
Match Group, Inc.(c)	39,325	1,681,930
		14,190,641

	Shares	Value
Internet & Direct Marketing Retail–14.46%
Alibaba Group Holding Ltd.–ADR (China)(b)	37,355	$5,120,250
Amazon.com, Inc.(b)	7,272	10,922,326
Booking Holdings Inc.(b)	689	1,186,747
		17,229,323

Life Sciences Tools & Services–7.29%
Illumina, Inc.(b)	17,203	5,159,696
IQVIA Holdings Inc.(b)	17,220	2,000,447
Thermo Fisher Scientific, Inc.	6,835	1,529,605
		8,689,748

Managed Health Care–3.66%
UnitedHealth Group Inc.	17,500	4,359,600

Movies & Entertainment–1.39%
Netflix, Inc.(b)	6,178	1,653,603

Semiconductor Equipment–1.36%
Applied Materials, Inc.	30,530	999,552
ASML Holding N.V.–New York Shares (Netherlands)	4,028	626,838
		1,626,390

Semiconductors–3.28%
Broadcom Inc.	8,439	2,145,869
NVIDIA Corp.	8,571	1,144,229
Semtech Corp.(b)	13,559	621,951
		3,912,049

Systems Software–8.32%
Microsoft Corp.	65,676	6,670,711
Palo Alto Networks, Inc.(b)	8,448	1,591,181
ServiceNow, Inc.(b)	9,311	1,657,824
		9,919,716

Technology Hardware, Storage & Peripherals–3.83%
Apple Inc.	28,948	4,566,258
Total Common Stocks & Other Equity Interests (Cost $73,965,472)		118,143,715

Money Market Funds–1.01%
Invesco Government & Agency Portfolio–Institutional Class, 2.30%(d)	420,980	420,980
Invesco Liquid Assets Portfolio–Institutional Class, 2.48%(d)	300,381	300,411
Invesco Treasury Portfolio–Institutional Class, 2.30%(d)	481,119	481,119
Total Money Market Funds (Cost $1,202,532)		1,202,510
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)–100.14% (Cost $75,168,004)		119,346,225

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Technology Fund

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.81%
Invesco Government & Agency Portfolio–Institutional Class, 2.30% (Cost $966,038)(d)(e)	966,038	$966,038
TOTAL INVESTMENTS IN SECURITIES–100.95% (Cost $76,134,042)		120,312,263
OTHER ASSETS LESS LIABILITIES–(0.95)%		(1,129,597)
NET ASSETS–100.00%		$119,182,666

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at December 31, 2018.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of December 31, 2018.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Technology Fund

Statement of Assets and Liabilities

December 31, 2018

Statement of Operations

For the year ended December 31, 2018

Assets:
Investments in securities, at value (Cost $73,965,472)	$118,143,715
Investments in affiliated money market funds, Value (Cost $2,168,570)	2,168,548
Foreign currencies, at value (Cost $150)	155
Receivable for:
Fund shares sold	73,356
Dividends	9,037
Investment for trustee deferred compensation and retirement plans	58,828
Total assets	120,453,639

Liabilities:
Payable for:
Amount due to custodian	75,371
Fund shares reacquired	56,626
Collateral upon return of securities loaned	966,038
Accrued fees to affiliates	58,578
Accrued trustees’ and officers’ fees and benefits	4,294
Accrued other operating expenses	44,647
Trustee deferred compensation and retirement plans	65,419
Total liabilities	1,270,973
Net assets applicable to shares outstanding	$119,182,666

Net assets consist of:
Shares of beneficial interest	$64,981,803
Distributable earnings	54,200,863
$119,182,666

Net Assets:
Series I	$109,595,968
Series II	$9,586,698

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	5,000,549
Series II	461,100
Series I:
Net asset value per share	$21.92
Series II:
Net asset value per share	$20.79

*	At December 31, 2018, securities with an aggregate value of $960,871 were on loan to brokers.

Investment income:
Dividends (net of foreign withholding taxes of $14,814)	$721,816
Dividends from affiliated money market funds (includes securities lending income of $695)	42,218
Total investment income	764,034

Expenses:
Advisory fees	1,023,053
Administrative services fees	253,950
Custodian fees	16,214
Distribution fees — Series II	27,583
Transfer agent fees	29,350
Trustees’ and officers’ fees and benefits	22,048
Reports to shareholders	10,038
Professional services fees	46,961
Other	4,312
Total expenses	1,433,509
Less: Fees waived	(2,389)
Net expenses	1,431,120
Net investment income (loss)	(667,086)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	10,617,750
Foreign currencies	(2,950)
10,614,800
Change in net unrealized appreciation (depreciation) of:
Investment securities	(10,726,388)
Foreign currencies	3
(10,726,385)
Net realized and unrealized gain (loss)	(111,585)
Net increase (decrease) in net assets resulting from operations	$(778,671)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Technology Fund

Statement of Changes in Net Assets

For the years ended December 31, 2018 and 2017

	2018	2017
Operations:
Net investment income (loss)	$(667,086)	$(496,234)
Net realized gain	10,614,800	6,458,329
Change in net unrealized appreciation (depreciation)	(10,726,385)	26,955,776
Net increase (decrease) in net assets resulting from operations	(778,671)	32,917,871

Distributions to shareholders from distributable earnings(1):
Series I	(5,582,826)	(5,644,440)
Series II	(539,546)	(458,282)
Total distributions from distributable earnings	(6,122,372)	(6,102,722)

Share transactions–net:
Series I	2,448,136	814,302
Series II	844,764	729,904
Net increase in net assets resulting from share transactions	3,292,900	1,544,206
Net increase (decrease) in net assets	(3,608,143)	28,359,355

Net assets:
Beginning of year	122,790,809	94,431,454
End of year	$119,182,666	$122,790,809

(1)

The Securities and Exchange Commission eliminated the requirement to disclose distribution components separately, except for tax return of capital. For the year ended December 31, 2017, distributions to shareholders from distributable earnings consisted of distributions from net realized gains.

Notes to Financial Statements

December 31, 2018

NOTE 1—Significant Accounting Policies

Invesco V.I. Technology Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual

Invesco V.I. Technology Fund

trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Invesco V.I. Technology Fund

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

J.

Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

Invesco V.I. Technology Fund

L.	Other Risks — The Fund’s investments are concentrated in a comparatively narrow segment of the economy, which may make the Fund more volatile.

Many products and services offered in technology-related industries are subject to rapid obsolescence, which may lower the value of the issuers in this sector.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.75%
Next $250 million	0.74%
Next $500 million	0.73%
Next $1.5 billion	0.72%
Next $2.5 billion	0.71%
Next $2.5 billion	0.70%
Next $2.5 billion	0.69%
Over $10 billion	0.68%

For the year ended December 31, 2018, the effective advisory fees incurred by the Fund was 0.75%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, formerly Invesco PowerShares Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2019, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2019. During its term, the fee waiver agreement cannot be terminated or amended to increase expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2020, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2018, the Adviser waived advisory fees of $2,389.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2018, Invesco was paid $50,000 for accounting and fund administrative services and was reimbursed $203,950 for fees paid to insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2018, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the year ended December 31, 2018, the Fund incurred $719 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Invesco V.I. Technology Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Equity Securities	$107,018,283	$11,125,432	$—	$118,143,715
Money Market Funds	2,168,548	—	—	2,168,548
Total Investments	$109,186,831	$11,125,432	$—	$120,312,263

NOTE 4—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 6—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2018 and 2017:

	2018	2017
Ordinary income	$1,229,123	$—
Long-term capital gain	4,893,249	6,102,722
Total distributions	$6,122,372	$6,102,722

Tax Components of Net Assets at Period-End:

2018
Undistributed long-term gain	$10,503,065
Net unrealized appreciation — investments	43,758,358
Net unrealized appreciation — foreign currencies	3
Temporary book/tax differences	(60,563)
Shares of beneficial interest	64,981,803
Total net assets	$119,182,666

Invesco V.I. Technology Fund

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2018.

NOTE 7—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2018 was $63,807,114 and $67,433,477, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$46,004,269
Aggregate unrealized (depreciation) of investments	(2,245,911)
Net unrealized appreciation of investments	$43,758,358

Cost of investments for tax purposes is $76,553,905.

NOTE 8—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses, on December 31, 2018, undistributed net investment income was increased by $669,695, undistributed net realized gain was increased by $2,950 and shares of beneficial interest was decreased by $672,645. This reclassification had no effect on the net assets of the Fund.

NOTE 9—Share Information

	Summary of Share Activity
	Years ended December 31,
	2018(a)		2017
	Shares	Amount	Shares	Amount
Sold:
Series I	1,041,909	$26,582,108	997,886	$21,692,361
Series II	86,082	2,113,927	66,105	1,382,819

Issued as reinvestment of dividends:
Series I	209,251	5,582,826	253,797	5,644,440
Series II	21,301	539,546	21,607	458,282

Reacquired:
Series I	(1,185,392)	(29,716,798)	(1,214,728)	(26,522,499)
Series II	(77,423)	(1,808,709)	(53,315)	(1,111,197)
Net increase in share activity	95,728	$3,292,900	71,352	$1,544,206

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 57% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Technology Fund

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Distributions from net realized gains	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Series I
Year ended 12/31/18	$22.97	$(0.12)	$0.22	$0.10	$(1.15)	$21.92	(0.45)%	$109,596	1.03	%(d)	1.03	%(d)	(0.47	)%(d)	48%
Year ended 12/31/17	17.89	(0.09)	6.34	6.25	(1.17)	22.97	35.13	113,352	1.06		1.06		(0.41)		43
Year ended 12/31/16	18.83	(0.06)	(0.06)	(0.12)	(0.82)	17.89	(0.76)	87,632	1.10		1.10		(0.33)		52
Year ended 12/31/15	19.75	(0.11)	1.29	1.18	(2.10)	18.83	6.82	107,257	1.15		1.15		(0.53)		61
Year ended 12/31/14	19.42	(0.13)	2.20	2.07	(1.74)	19.75	11.05	104,556	1.16		1.16		(0.65)		77
Series II
Year ended 12/31/18	21.89	(0.17)	0.22	0.05	(1.15)	20.79	(0.71)	9,587	1.28	(d)	1.28	(d)	(0.72	)(d)	48
Year ended 12/31/17	17.14	(0.14)	6.06	5.92	(1.17)	21.89	34.74	9,439	1.31		1.31		(0.66)		43
Year ended 12/31/16	18.12	(0.10)	(0.06)	(0.16)	(0.82)	17.14	(1.01)	6,799	1.35		1.35		(0.58)		52
Year ended 12/31/15	19.13	(0.15)	1.24	1.09	(2.10)	18.12	6.56	8,043	1.40		1.40		(0.78)		61
Year ended 12/31/14	18.90	(0.17)	2.14	1.97	(1.74)	19.13	10.82	4,775	1.41		1.41		(0.90)		77

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $125,374 and $11,033 for Series I and Series II shares, respectively.

Invesco V.I. Technology Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

and Shareholders of Invesco V.I. Technology Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. Technology Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

February 14, 2019

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. Technology Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2018 through December 31, 2018.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value (07/01/18)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
Class		Ending Account Value (12/31/18)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/18)	Expenses Paid During Period[2]
Series I	$1,000.00	$880.10	$4.88	$1,020.01	$5.24	1.03%
Series II	1,000.00	878.90	6.06	1,018.75	6.51	1.28

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2018 through December 31, 2018, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Technology Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2018:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$4,893,249
Corporate Dividends Received Deduction*	43.96%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

Invesco V.I. Technology Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

Invesco V.I. Technology Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesse Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	1998	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	158	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None
Christopher L. Wilson — 1957 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	ISO New England, Inc. (non-profit organization managing regional electricity market)

Invesco V.I. Technology Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor — 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC; Secretary and Vice President, Jemstep, Inc.

Formerly: Head of Legal, Worldwide Institutional; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

Invesco V.I. Technology Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. Technology Fund

Annual Report to Shareholders	December 31, 2018

Invesco V.I. Value Opportunities Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The Fund’s Form N-Q (or any successor Form) filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q (or any successor Form), have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Invesco Distributors, Inc. VK-VIVOPP-AR-1 02152019 1214

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2018, Series I shares of Invesco V.I. Value Opportunities Fund (the Fund) underperformed the S&P 1500 Value Index, the Fund’s style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/17 to 12/31/18, excluding variable product issuer charges.

If variable product issuer charges were included, returns would be lower.

Series I Shares	-19.18%
Series II Shares	-19.35
S&P 500 Index▼ (Broad Market Index)	-4.38
S&P 1500 Value Index▼ (Style-Specific Index)	-9.29
Lipper VUF Multi-Cap Value Funds Index∎ (Peer Group Index)	-11.33

Source(s): ▼FactSet Research Systems Inc.; ∎Lipper Inc.

Market conditions and your Fund

Calendar year 2018 proved to be an increasingly volatile time for US equities. In January 2018, US equity markets steadily moved higher, as investors remained enthused about the passage of the Tax Cuts and Jobs Act signed into law in late December 2017. However, in February 2018, volatility returned to the US stock and bond markets. Worries about how rising interest rates might affect economic growth, concerns about a potential trade war and heightened geopolitical tensions caused the US stock markets to pull back and volatility to increase.

    US equity markets generally recovered in the second quarter of 2018 as strong US retail sales and low unemployment buoyed markets. Throughout the summer, US equities moved higher as corporate profits surged. Several US equity indexes reached new highs despite potential headwinds including trade tensions, tariff announcements and contagion concerns over a Turkish currency crisis. After a relatively quiet summer, market volatility noticeably rose in October, as US equity markets suffered a sharp sell-off through year-end, amid rising interest rates and concerns that higher inflation could mean a more restrictive monetary policy. In this environment, there was a flight to safety, as investors fled to defensive areas of the equities markets, like health care and utilities, and US Treasuries.

    Given signs of a strong economy, the US Federal Reserve raised interest rates four times during the year: in March, June, September and December 2018. Following December’s Federal Reserve meeting, Chairman Jerome Powell raised interest rates for the fourth time in 2018 by 25 basis points to a targeted range of 2.25% to 2.50%, and lowered guidance from three to two rate hikes in 2019, signaling a slightly more dovish stance than expected.1 In contrast, the European Central Bank and central banks in several other countries maintained extraordinarily accommodative monetary policies.

    During the year, we continued implementing our intrinsic value strategy, seeking to create wealth by maintaining a long-term investment horizon and investing in companies selling at a significant discount to our estimate of their intrinsic value. We believe intrinsic value represents the fair economic worth of a business. Since our application of this strategy is highly disciplined and relatively unique, it is important to understand the benefits and limitations of our process. First, the investment strategy is intended to preserve capital while growing it at above-market rates over the long term. Second, the investments generally have little in common with popular stock market indexes and most of our peers. And third, the Fund’s short-term relative performance will naturally be different from stock market indexes and peers and have little information value since we typically structure the portfolio significantly differently than these benchmarks.

    During the year, drivers of Fund performance were mainly stock-specific. Property and casualty insurance provider Am-Trust Financial Services was the largest contributor to the Fund’s performance during the year. The company’s stock rose after a private equity group offered to buy the firm. Mental health care facility operator Acadia Healthcare was also a large contributor to the Fund’s returns as management announced they were exploring strategic alternatives for the company toward the end of the year. Business services company Dun & Bradstreet performed well during the year as the company received a purchase offer by a private equity firm. These positions were sold before the close of the year based on valuations.

    Electronic components company Belden was the largest detractor from the Fund’s performance during the year. Shares of the company fell after management reported disappointing financial results for the third quarter and provided

Portfolio Composition

By sector	% of total net assets

Financials	25.1%
Health Care	19.9
Industrials	17.1
Materials	8.4
Information Technology	8.2
Energy	7.1
Consumer Discretionary	6.4
Real Estate	2.3
Consumer Staples	1.9
Communication Services	0.8
Money Market Funds Plus Other Assets Less Liabilities	2.8

Top 10 Equity Holdings*
% of total net assets

1. McKesson Corp.	4.0%
2. Anthem, Inc.	3.8
3. AECOM	3.7
4. Crown Holdings, Inc.	3.5
5. Oracle Corp.	3.4
6. SLM Corp.	3.3
7. Cardinal Health, Inc.	3.3
8. Sealed Air Corp.	3.2
9. MGIC Investment Corp.	3.2
10. Mylan N.V.	3.1

Total Net Assets	$81.3 million

Total Number of Holdings*	45

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of December 31, 2018.

Invesco V.I. Value Opportunities Fund

guidance that challenges would likely continue in the near term. Shares of asset management company Affiliated Managers Group also declined during the year on news that its net asset inflows in 2018 were below expectations. Asset managers, in general, underperformed for the year. Medical waste management company Stericycle was among the largest detractors from the Fund’s performance as well. Shares of the company fell after reporting weaker-than-expected results in the third quarter and pushing out the timeline of several planned asset sales.

For some time, we have found very limited investment opportunities in the yield-oriented sectors of utilities, consumer staples and real estate investment trusts, given their unattractive valuations. Our underweight exposure to these sectors hurt the Fund’s performance relative to the S&P 1500 Value Index as these defensive sectors performed well during the year due to rising investor fears.

At the close of the year, given our focus on intrinsic value and long-term investment horizon, the Fund was positioned toward more economically-sensitive stocks than its peers. We believe the single most important indicator of how the Fund is positioned for potential future success is not our recent investment results or popular statistical measures, but rather the difference between current market prices and the Fund’s estimated intrinsic value – the aggregate business value of the portfolio based on our estimate of intrinsic value for each individual holding.

At the end of the year, the difference between the market price and the estimated intrinsic value of the Fund was very attractive, according to our estimation. While there is no assurance that market value will ever reflect our estimate of the Fund’s intrinsic value, we believe the gap between price and estimated intrinsic value may provide above-average capital appreciation.

We will continue to work hard to protect and grow the Fund’s estimated intrinsic value. We thank you for your investment and for sharing our long-term investment perspective.

1 Source: US Federal Reserve

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Jonathan Edwards Chartered Financial Analyst, Portfolio Manager, is lead manager of Invesco V.I. Value Opportunities

Fund. He joined Invesco in 2001. Mr. Edwards earned a BS in economics from Texas A&M University and an MBA from The University of Texas at Austin.

Jonathan Mueller Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. Value Opportunities Fund. He joined Invesco in 2001. Mr. Mueller earned a BBA in accounting from Texas Christian University and an MBA in finance from The University of Texas at Austin. He is also a Certified Public Accountant.

Invesco V.I. Value Opportunities Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/08

1	Source: FactSet Research Systems Inc.
2	Source: Lipper Inc.

Past performance cannot guarantee

comparable future results.

Average Annual Total Returns
As of 12/31/18

Series I Shares
Inception (9/10/01)	3.48%
10 Years	10.03
5 Years	1.42
1 Year	-19.18

Series II Shares
Inception (9/10/01)	3.23%
10 Years	9.75
5 Years	1.17
1 Year	-19.35
Performance includes litigation proceeds. Had these proceeds not been received, total returns would have been lower.

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures in the table and chart do not reflect deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.98% and 1.23%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. Value Opportunities Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Value Opportunities Fund

Invesco V.I. Value Opportunities Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2018, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.

Principal risks of investing in the Fund

Convertible securities risk. The market values of convertible securities are affected by market interest rates, the risk of actual issuer default on interest or principal payments and the value of the underlying common stock into which the convertible security may be converted. Additionally, a convertible security is subject to the same types of market and issuer risks as apply to the underlying common stock. In addition, certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of certain triggering events, and, as a result, are subject to an increased risk of loss. Convertible securities may be rated below investment grade.

Depositary receipts risk. Investing in depositary receipts involves the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.

Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Derivatives strategies may not always be successful. For example, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.

Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.

Initial public offerings (IPO) risk. The prices of IPO securities often fluctuate more than prices of securities of companies with longer trading histories and sometimes experience significant price drops shortly after their initial issuance. In addition, companies offering securities in IPOs may have less experienced management or limited operating histories.

Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.

Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.

Preferred securities risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.

REIT risk/real estate risk. Investments in real estate related instruments may be

Invesco V.I. Value Opportunities Fund

affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Shares of real estate related companies, which tend to be small- and mid-cap companies, may be more volatile and less liquid.

Sector focus risk. The Fund may from time to time invest a significant amount of its assets (i.e. over 25%) in one market sector or group of related industries. In this event, the Fund’s performance will depend to a greater extent on the overall condition of the sector or group of industries and there is increased risk that the Fund will lose significant value if conditions adversely affect that sector or group of industries.

Small- and mid-capitalization companies risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.

Unseasoned issuer risk. Investments in unseasoned companies or companies with special circumstances often involve much greater risks than are inherent in other types of investments and securities of such companies may be more likely to experience fluctuations in price. In addition, investments made in anticipation of future events may, if the events are delayed or never achieved, cause stock prices to fall.

Value investing style risk. A value investing style subjects the Fund to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market.

About indexes used in this report

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

The S&P 1500® Value Index tracks the performance of US large-, mid- and small-cap value stocks.

The Lipper VUF Multi-Cap Value Funds Index is an unmanaged index considered representative of multicap value variable insurance underlying funds tracked by Lipper.

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

CPA® and Certified Public Accountant® are trademarks owned by the American Institute of Certified Public Accountants.

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Invesco V.I. Value Opportunities Fund

Schedule of Investments(a)

December 31, 2018

	Shares	Value
Common Stocks–97.23%
Advertising–0.81%
Interpublic Group of Cos., Inc. (The)	17,900	$369,277
Omnicom Group Inc.	3,915	286,735
		656,012

Agricultural & Farm Machinery–1.16%
AGCO Corp.	16,889	940,211

Asset Management & Custody Banks–2.51%
Affiliated Managers Group, Inc.	20,940	2,040,393

Auto Parts & Equipment–4.06%
Dana Inc.	93,327	1,272,047
Delphi Technologies PLC	141,765	2,030,075
		3,302,122

Building Products–5.14%
Masco Corp.	76,308	2,231,246
Owens Corning	44,300	1,948,314
		4,179,560

Construction & Engineering–5.18%
AECOM(b)	112,004	2,968,106
Fluor Corp.	38,500	1,239,700
		4,207,806

Consumer Finance–3.34%
SLM Corp.(b)	327,000	2,717,370

Diversified Banks–5.77%
Bank of America Corp.	100,774	2,483,071
Citigroup Inc.	38,472	2,002,852
JPMorgan Chase & Co.	2,119	206,857
		4,692,780

Electronic Components–2.98%
Belden Inc.	58,056	2,424,999

Electronic Manufacturing Services–1.81%
Flex Ltd.(b)	193,565	1,473,030

Environmental & Facilities Services–2.66%
Stericycle, Inc.(b)	59,046	2,166,398

Health Care Distributors–7.33%
Cardinal Health, Inc.	60,800	2,711,680
McKesson Corp.	29,400	3,247,818
		5,959,498

Health Care Facilities–2.07%
Brookdale Senior Living Inc.(b)	251,151	1,682,712

Health Care Services–1.73%
Cigna Corp.	7,400	1,405,408

	Shares	Value
Homebuilding–1.12%
D.R. Horton, Inc.	26,200	$908,092

Hotels, Resorts & Cruise Lines–1.19%
Norwegian Cruise Line Holdings Ltd.(b)	22,800	966,492

Household Products–1.93%
Spectrum Brands Holdings, Inc.	37,161	1,570,052

Industrial Conglomerates–2.97%
Carlisle Cos. Inc.	24,000	2,412,480

Investment Banking & Brokerage–4.03%
E*TRADE Financial Corp.	5,400	236,952
LPL Financial Holdings, Inc.	41,393	2,528,284
TD Ameritrade Holding Corp.	10,500	514,080
		3,279,316

Life & Health Insurance–2.74%
MetLife, Inc.	54,217	2,226,150

Managed Health Care–3.84%
Anthem, Inc.	11,900	3,125,297

Metal & Glass Containers–3.46%
Crown Holdings, Inc.(b)	67,600	2,810,132

Oil & Gas Exploration & Production–7.15%
Apache Corp.	28,200	740,250
Diamondback Energy Inc.	8,700	806,490
Noble Energy, Inc.	66,800	1,253,168
Parsley Energy, Inc.–Class A(b)	100,600	1,607,588
Pioneer Natural Resources Co.	10,700	1,407,264
		5,814,760

Other Diversified Financial Services–1.63%
AXA Equitable Holdings, Inc.	79,900	1,328,737

Paper Packaging–3.20%
Sealed Air Corp.	74,700	2,602,548

Pharmaceuticals–4.90%
Mylan N.V.(b)	93,200	2,553,680
Novartis AG (Switzerland)	16,652	1,426,217
		3,979,897

Real Estate Services–2.27%
Realogy Holdings Corp.	125,913	1,848,403

Steel–1.76%
Allegheny Technologies, Inc.(b)	65,905	1,434,752

Systems Software–3.43%
Oracle Corp.	61,695	2,785,529

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Value Opportunities Fund

	Shares	Value
Thrifts & Mortgage Finance–5.06%
MGIC Investment Corp.(b)	248,221	$2,596,392
Radian Group Inc.	92,876	1,519,451
		4,115,843
Total Common Stocks (Cost $87,721,327)		79,056,779

Money Market Funds–3.00%
Invesco Government & Agency Portfolio–Institutional Class, 2.30%(c)	1,007,613	1,007,613
Invesco Liquid Assets Portfolio–Institutional Class, 2.48%(c)	719,452	719,524
Invesco Treasury Portfolio–Institutional Class, 2.30%(c)	707,288	707,288
Total Money Market Funds (Cost $2,434,440)		2,434,425
TOTAL INVESTMENTS IN SECURITIES–100.23% (Cost $90,155,767)		81,491,204
OTHER ASSETS LESS LIABILITIES–(0.23)%		(184,247)
NET ASSETS–100.00%		81,306,957

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of December 31, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Value Opportunities Fund

Statement of Assets and Liabilities

December 31, 2018

Statement of Operations

For the year ended December 31, 2018

Assets:
Investments in securities, at value (Cost $87,721,327)	$79,056,779
Investments in affiliated money market funds, at value and cost (Cost $2,434,440)	2,434,425
Receivable for:
Fund shares sold	314,904
Dividends	94,518
Investment for trustee deferred compensation and retirement plans	99,508
Other assets	3,271
Total assets	82,003,405

Liabilities:
Payable for:
Investments purchased	339,489
Amount due to custodian	6,904
Fund shares reacquired	138,430
Accrued fees to affiliates	53,140
Accrued trustees’ and officers’ fees and benefits	3,870
Accrued other operating expenses	45,631
Trustee deferred compensation and retirement plans	108,984
Total liabilities	696,448
Net assets applicable to shares outstanding	$81,306,957

Net assets consist of:
Shares of beneficial interest	$72,940,772
Distributable earnings	8,366,185
$81,306,957

Net Assets:
Series I	$59,997,590
Series II	$21,309,367

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	10,917,178
Series II	3,884,553
Series I:
Net asset value per share	$5.50
Series II:
Net asset value per share	$5.49

Investment income:
Dividends (net of foreign withholding taxes of $8,242)	$1,277,275
Dividends from affiliated money market funds	37,685
Total investment income	1,314,960

Expenses:
Advisory fees	744,676
Administrative services fees	210,823
Custodian fees	9,870
Distribution fees — Series II	71,996
Transfer agent fees	27,372
Trustees’ and officers’ fees and benefits	21,449
Reports to shareholders	10,498
Professional services fees	54,012
Other	4,178
Total expenses	1,154,874
Less: Fees waived	(2,306)
Net expenses	1,152,568
Net investment income	162,392

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	18,204,823
Foreign currencies	(463)
18,204,360
Change in net unrealized appreciation (depreciation) of:
Investment securities	(37,762,479)
Foreign currencies	(615)
(37,763,094)
Net realized and unrealized gain (loss)	(19,558,734)
Net increase (decrease) in net assets resulting from operations	$(19,396,342)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Value Opportunities Fund

Statement of Changes in Net Assets

For the years ended December 31, 2018 and 2017

	2018	2017
Operations:
Net investment income	$162,392	$281,297
Net realized gain	18,204,360	11,542,936
Change in net unrealized appreciation (depreciation)	(37,763,094)	8,200,593
Net increase (decrease) in net assets resulting from operations	(19,396,342)	20,024,826

Distributions to shareholders from distributable earnings(1):
Series I	(8,093,985)	(326,616)
Series II	(2,790,803)	(5,339)
Total distributions from distributable earnings	(10,884,788)	(331,955)

Share transactions–net:
Series I	(4,794,903)	(11,866,628)
Series II	(6,176,982)	(25,426,253)
Net increase (decrease) in net assets resulting from share transactions	(10,971,885)	(37,292,881)
Net increase (decrease) in net assets	(41,253,015)	(17,600,010)

Net assets:
Beginning of year	122,559,972	140,159,982
End of year	$81,306,957	$122,559,972

(1)

The Securities and Exchange Commission eliminated the requirement to disclose distribution components separately, except for tax return of capital. For the year ended December 31, 2017, distributions to shareholders from distributable earnings consisted of distributions from net investment income.

Notes to Financial Statements

December 31, 2018

NOTE 1—Significant Accounting Policies

Invesco V.I. Value Opportunities Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual

Invesco V.I. Value Opportunities Fund

trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Invesco V.I. Value Opportunities Fund

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.695%
Next $250 million	0.67%
Next $500 million	0.645%
Next $1.5 billion	0.62%
Next $2.5 billion	0.595%
Next $2.5 billion	0.57%
Next $2.5 billion	0.545%
Over $10 billion	0.52%

For the year ended December 31, 2018, the effective advisory fees incurred by the Fund was 0.695%.

Invesco V.I. Value Opportunities Fund

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, formerly Invesco PowerShares Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2019, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2019. During its term, the fee waiver agreement cannot be terminated or amended to increase expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2020, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended December 31, 2018, the Adviser waived advisory fees of $2,306.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2018, Invesco was paid $50,000 for accounting and fund administrative services and was reimbursed $160,823 for fees paid to insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2018, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the year ended December 31, 2018, the Fund incurred $1,496 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Invesco V.I. Value Opportunities Fund

The following is a summary of the tiered valuation input levels, as of December 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks	$77,630,562	$1,426,217	$—	$79,056,779
Money Market Funds	2,434,425	—	—	2,434,425
Total Investments	$80,064,987	$1,426,217	$—	$81,491,204

NOTE 4—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 6—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2018 and 2017:

	2018	2017
Ordinary income	$1,027,667	$331,955
Long-term capital gain	9,857,121	—
Total distributions	$10,884,788	$331,955

Tax Components of Net Assets at Period-End:

2018
Undistributed ordinary income	$2,445,968
Undistributed long-term gain	15,456,438
Net unrealized appreciation (depreciation) — investments	(9,434,041)
Net unrealized appreciation — foreign currencies	183
Temporary book/tax differences	(102,363)
Shares of beneficial interest	72,940,772
Total net assets	$81,306,957

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2018.

Invesco V.I. Value Opportunities Fund

NOTE 7—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2018 was $ 46,882,323 and $ 68,716,149, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$9,123,463
Aggregate unrealized (depreciation) of investments	(18,557,504)
Net unrealized appreciation (depreciation) of investments	$(9,434,041)

Cost of investments for tax purposes is $90,925,245.

NOTE 8—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, on December 31, 2018, undistributed net investment income was decreased by $464 and undistributed net realized gain was increased by $464. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 9—Share Information

	Summary of Share Activity
	Years ended December 31,
	2018(a)		2017
	Shares	Amount	Shares	Amount
Sold:
Series I	246,902	$1,647,873	691,703	$4,815,992
Series II	230,991	1,598,135	249,911	1,718,280

Issued as reinvestment of dividends:
Series I	1,156,284	8,093,985	46,527	326,616
Series II	399,257	2,790,803	762	5,339

Reacquired:
Series I	(1,997,013)	(14,536,761)	(2,465,512)	(17,009,236)
Series II	(1,418,342)	(10,565,920)	(4,012,341)	(27,149,872)
Net increase (decrease) in share activity	(1,381,921)	$(10,971,885)	(5,488,950)	$(37,292,881)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 74% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Value Opportunities Fund

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment Income (loss) to average net assets		Portfolio turnover(c)
Series I
Year ended 12/31/18	$7.58	$0.01		$(1.30)	$(1.29)	$(0.02)	$(0.77)	$(0.79)	$5.50	(19.18)%	$59,998	1.01	%(d)	1.01	%(d)	0.22	%(d)	45%
Year ended 12/31/17	6.48	0.02		1.11 (e)	1.13	(0.03)	—	(0.03)	7.58	17.44 (e)	87,232	0.98		0.98		0.30		28
Year ended 12/31/16	7.82	0.03		1.10	1.13	(0.03)	(2.44)	(2.47)	6.48	18.34	85,722	1.01		1.02		0.43		36
Year ended 12/31/15	9.84	0.05		(1.09)	(1.04)	(0.26)	(0.72)	(0.98)	7.82	(10.40)	83,889	1.04		1.04		0.51		82
Year ended 12/31/14	9.36	0.18	(f)	0.44	0.62	(0.14)	—	(0.14)	9.84	6.62	110,865	1.03		1.04		1.87	(f)	15
Series II
Year ended 12/31/18	7.56	(0.00)		(1.30)	(1.30)	—	(0.77)	(0.77)	5.49	(19.35)	21,309	1.26	(d)	1.26	(d)	(0.03	)(d)	45
Year ended 12/31/17	6.45	0.00		1.11 (e)	1.11	0.00	—	0.00	7.56	17.23 (e)	35,328	1.23		1.23		0.05		28
Year ended 12/31/16	7.79	0.01		1.10	1.11	(0.01)	(2.44)	(2.45)	6.45	17.92	54,438	1.26		1.27		0.18		36
Year ended 12/31/15	9.79	0.02		(1.08)	(1.06)	(0.22)	(0.72)	(0.94)	7.79	(10.65)	54,887	1.29		1.29		0.26		82
Year ended 12/31/14	9.31	0.15	(f)	0.44	0.59	(0.11)	—	(0.11)	9.79	6.39	80,217	1.28		1.29		1.62	(f)	15

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $78,349 and $28,798 for Series I and Series II shares, respectively.
(e)

Includes litigation proceeds received during the period. Had these litigation proceeds not been received, Net gains (losses) on securities (both realized and unrealized) per share would have been $1.09 and $1.09 for Series I and Series II shares, respectively. Total returns would have been lower.

(f)

Net Investment income per share and the ratio of net investment income to average net assets include significant dividends received during the year ended December 31, 2014. Net Investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.12 and 1.23% and $0.09 and 0.98% for Series I and Series II, respectively.

Invesco V.I. Value Opportunities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

and Shareholders of Invesco V.I. Value Opportunities Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. Value Opportunities Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

February 14, 2019

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. Value Opportunities Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2018 through December 31, 2018.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
Class	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/18)	Expenses Paid During Period[2]	Annualized Expense Ratio
Series I	$1,000.00	$834.70	$4.76	$1,020.01	$5.24	1.03%
Series II	1,000.00	833.00	5.91	1,018.75	6.51	1.28

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2018 through December 31, 2018, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Value Opportunities Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2018:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$9,857,121
Corporate Dividends Received Deduction*	99.89%
U.S. Treasury Obligations*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Value Opportunities Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

Invesco V.I. Value Opportunities Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesse Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	1998	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	158	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None
Christopher L. Wilson — 1957 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	ISO New England, Inc. (non-profit organization managing regional electricity market)

Invesco V.I. Value Opportunities Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor — 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC; Secretary and Vice President, Jemstep, Inc.

Formerly: Head of Legal, Worldwide Institutional; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

Invesco V.I. Value Opportunities Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. Value Opportunities Fund

ITEM 2.	CODE OF ETHICS.

On May 2, 2018, the Board of Trustees of the Invesco Funds amended the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are David C. Arch, Bruce L. Crockett, Cynthia Hostetler, Teresa M. Ressel, Raymond Stickel, Jr. and Robert C. Troccoli. David C. Arch, Bruce L. Crockett, Cynthia Hostetler, Teresa M. Ressel, Raymond Stickel, Jr. and Robert Troccoli are “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

PricewaterhouseCoopers LLP (“PwC”) informed the Trust that it has identified an issue related to its independence under Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the Loan Rule). The Loan Rule prohibits accounting firms, such as PricewaterhouseCoopers LLP, from being deemed independent if they have certain financial relationships with their audit clients or certain affiliates of those clients. The Trust is required under various securities laws to have its financial statements audited by an independent accounting firm.

The Loan Rule specifically provides that an accounting firm would not be independent if it or certain affiliates and covered persons receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities (referred to as a “more than ten percent owner”). For purposes of the Loan Rule, audit clients include the Funds as well as all registered investment companies advised by the Adviser and its affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd. (collectively, the Invesco Fund Complex). PricewaterhouseCoopers LLP informed the Trust it and certain affiliates and covered persons have relationships with lenders who hold, as record owner, more than ten percent of the shares of certain funds within the Invesco Fund Complex.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to the audit independence issue described above. In that letter, the SEC confirmed that it would not recommend enforcement action against a fund that relied on audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. On May 2, 2018, the SEC proposed amendments to the Loan Rule that, if adopted as proposed, would address many of the issues that led to issuance of the no-action letter. In connection with prior independence determinations, PricewaterhouseCoopers LLP communicated, as contemplated by the no-action letter, that it believes that it remains objective and impartial and that a reasonable investor possessing all the facts would conclude that PricewaterhouseCoopers LLP is able to exhibit the requisite objectivity and impartiality to report on the Funds’ financial statements as the independent registered public accounting firm. PricewaterhouseCoopers LLP also represented that it has complied with PCAOB Rule 3526(b)(1) and (2), which are conditions to the Funds relying on the no action letter, and affirmed that it is an independent accountant within the meaning of PCAOB Rule 3520. Therefore, the Adviser, the Funds and PricewaterhouseCoopers LLP concluded that PricewaterhouseCoopers LLP could continue as the Funds’ independent registered public accounting firm. The Invesco Fund Complex relied upon the no-action letter in reaching this conclusion.

If in the future the independence of PricewaterhouseCoopers LLP is called into question under the Loan Rule by circumstances that are not addressed in the SEC’s no-action letter, the Funds will need to take other action in order for the Funds’ filings with the SEC containing financial statements to be deemed compliant with applicable securities laws. Such additional actions could result in additional costs, impair the ability of the Funds to issue new shares or have other material adverse effects on the Funds. The SEC no-action relief was initially set to expire 18 months from issuance but has been extended by the SEC without an expiration date, except that the no-action letter will be withdrawn upon the effectiveness of any amendments to the Loan Rule designed to address the concerns expressed in the letter.

PwC advised the Registrant’s Audit Committee that PwC had identified two matters for consideration under the SEC’s auditor independence rules. PwC stated that a PwC manager and a PwC Senior Manager each held financial interests in investment companies within the Invesco Fund complex that were inconsistent with the requirements of Rule 2-01(c)(1) of Regulation S-X.

PwC advised the Audit Committee that it believes its objectivity and impartiality had not been adversely affected by these matters as they related to the audit of the Registrant. In reaching this conclusion, PwC noted, among other things, that during the time of its audit, the engagement team was not aware of the investments, neither individual was in the chain of command of the audit or the audit partners of Invesco or the affiliate of the Registrant, the services each individual provided were not relied upon by the audit engagement team with respect to the audit of the affiliate of the Registrant and the investments were not material to the net worth of either individual or their immediate family members.

(a) to (d)

Fees Billed by PwC Related to the Registrant

PwC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2018	Fees Billed for Services Rendered to the Registrant for fiscal year end 2017
Audit Fees	$719,500	$592,375
Audit-Related Fees	$0	$0
Tax Fees(1)	$155,473	$149,984
All Other Fees	$0	$0

Total Fees	$874,973	$742,359

(g) PwC billed the Registrant aggregate non-audit fees of $155,473 for the fiscal year ended 2018, and $149,984 for the fiscal year ended 2017, for non-audit services rendered to the Registrant.

(1)

Tax Fees for the fiscal year end December 31, 2018 includes fees billed for reviewing tax returns and/or services related to tax compliance. Tax Fees for fiscal year end December 31, 2017 included fees billed for reviewing tax returns and/or services related to tax compliance.

Fees Billed by PwC Related to Invesco and Invesco Affiliates

PwC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non-Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2018 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non-Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2017 That Were Required to be Pre-Approved by the Registrant’s Audit Committee
Audit-Related Fees(1)	$690,000	$662,000
Tax Fees	$0	$0
All Other Fees(2)	$0	$1,006,000

Total Fees	$690,000	$1,668,000

(1)

Audit-Related Fees for the year end 2018 include fees billed related to reviewing controls at a service organization. Audit-Related Fees for the year end 2017 included fees billed related to reviewing controls at a service organization.

(2)

All Other Fees for the year end 2017 included fees billed related to the assessments for certain of the company’s risk management tools, current state analysis against regulatory requirements and identification of structural and organizational alternatives, informed by industry practices, for certain of the company’s administrative activities and functions.

(e)(2) There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimus exception under Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Including the fees for services not required to be pre-approved by the registrant’s audit committee, PwC billed Invesco and Invesco Affiliates aggregate non-audit fees of $4,240,000 for the fiscal year ended December 31, 2018, and $4,496,000 for the fiscal year ended December 31, 2017, for non-audit services rendered to Invesco and Invesco Affiliates.

PwC provided audit services to the Investment Company complex of approximately $25 million.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PwC’s independence.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees

of the Invesco Funds (the “Funds”)

Last Amended May 4, 2016

I.	Statement of Principles

The Audit Committees (the “Audit Committee”) of the Boards of Trustees of the Funds (the “Board”) have adopted these policies and procedures (the “Procedures”) with respect to the pre-approval of audit and non-audit services to be provided by the Funds’ independent auditor (the “Auditor”) to the Funds, and to the Funds’ investment adviser(s) and any entity controlling, controlled by, or under common control with the investment adviser(s) that provides ongoing services to the Funds (collectively, “Service Affiliates”).

Under Section 202 of the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Funds by the Auditor must be preapproved by the Audit Committee. Rule 2-01 of Regulation S-X requires that the Audit Committee also pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds (a “Service Affiliate’s Covered Engagement”).

These Procedures set forth the procedures and the conditions pursuant to which the Audit Committee may pre-approve audit and non-audit services for the Funds and a Service Affiliate’s Covered Engagement pursuant to rules and regulations of the Securities and Exchange Commission (“SEC”) and other organizations and regulatory bodies applicable to the Funds (“Applicable Rules”).1 They address both general pre-approvals without consideration of specific case-by-case services (“general pre-approvals”) and pre-approvals on a case-by-case basis (“specific pre-approvals”). Any services requiring pre-approval that are not within the scope of general pre-approvals hereunder are subject to specific pre-approval. These Procedures also address the delegation by the Audit Committee of pre-approval authority to the Audit Committee Chair or Vice Chair.

II.	Pre-Approval of Fund Audit Services

The annual Fund audit services engagement, including terms and fees, is subject to specific pre-approval by the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by an independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will receive, review and consider sufficient information concerning a proposed Fund audit engagement to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee will oversee the Fund audit services engagement as necessary, including approving any changes in terms, audit scope, conditions and fees.

In addition to approving the Fund audit services engagement at least annually and specifically approving any changes, the Audit Committee may generally or specifically pre-approve engagements for other audit services, which are those services that only an independent auditor reasonably can provide. Other audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

[1]	Applicable Rules include, for example, New York Stock Exchange (“NYSE”) rules applicable to closed-end funds managed by Invesco and listed on NYSE.

III.	General and Specific Pre-Approval of Non-Audit Fund Services

The Audit Committee will consider, at least annually, the list of General Pre-Approved Non-Audit Services which list may be terminated or modified at any time by the Audit Committee. To inform the Audit Committee’s review and approval of General Pre-Approved Non-Audit Services, the Funds’ Treasurer (or his or her designee) and Auditor shall provide such information regarding independence or other matters as the Audit Committee may request.

Any services or fee ranges that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval. Each request for specific pre-approval by the Audit Committee for services to be provided by the Auditor to the Funds must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, and other relevant information sufficient to allow the Audit Committee to consider whether to pre-approve such engagement, including evaluating whether the provision of such services will impair the independence of the Auditor and is otherwise consistent with Applicable Rules.

IV.	Non-Audit Service Types

The Audit Committee may provide either general or specific pre-approval of audit-related, tax or other services, each as described in more detail below.

a.	Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by an independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; services related to mergers, acquisitions or dispositions; compliance with ratings agency requirements and interfund lending activities; and assistance with internal control reporting requirements.

b.	Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will not approve proposed services of the Auditor which the Audit Committee believes are to be provided in connection with a service or transaction initially recommended by the Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisers as necessary to ensure the consistency of tax services rendered by the Auditor with the foregoing policy. The Auditor shall not represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committee will include a description from the Auditor in writing of (i) the scope of the service, the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written, or otherwise) between the Auditor and the Funds, relating to the service; and (ii) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor (or an affiliate of the Auditor) and any person (other than the Funds or Service Affiliates receiving the services) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will also discuss with the Audit Committee the potential effects of the services on the independence of the Auditor, and document the substance of its discussion with the Audit Committee.

c.	Other Services

The Audit Committee may pre-approve other non-audit services so long as the Audit Committee believes that the service will not impair the independence of the Auditor. Appendix I includes a list of services that the Auditor is prohibited from performing by the SEC rules. Appendix I also includes a list of services that would impair the Auditor’s independence unless the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements.

V.	Pre-Approval of Service Affiliate’s Covered Engagements

Rule 2-01 of Regulation S-X requires that the Audit Committee pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds, defined above as a “Service Affiliate’s Covered Engagement”.

The Audit Committee may provide either general or specific pre-approval of any Service Affiliate’s Covered Engagement, including for audit-related, tax or other services, as described above, if the Audit Committee believes that the provision of the services to a Service Affiliate will not impair the independence of the Auditor with respect to the Funds. Any Service Affiliate’s Covered Engagements that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval.

Each request for specific pre-approval by the Audit Committee of a Service Affiliate’s Covered Engagement must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, a description of the current status of the pre-approval process involving other audit committees in the Invesco investment company complex (as defined in Rule 2-201 of Regulation S-X) with respect to the proposed engagement, and other relevant information sufficient to allow the Audit Committee to consider whether the provision of such services will impair the independence of the Auditor from the Funds. Additionally, the Funds’ Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that the proposed engagement requires pre-approval by the Audit Committee, the proposed engagement, in their view, will not impair the independence of the Auditor and is consistent with Applicable Rules, and the description of the proposed engagement provided to the Audit Committee is consistent with that presented to or approved by the Invesco audit committee.

Information about all Service Affiliate engagements of the Auditor for non-audit services, whether or not subject to pre-approval by the Audit Committee, shall be provided to the Audit Committee at least quarterly, to allow the Audit Committee to consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds. The Funds’ Treasurer and Auditor shall provide the Audit Committee with sufficiently detailed information about the scope of services provided and the fees for such services, to ensure that the Audit Committee can adequately consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds.

VI.	Pre-Approved Fee Levels or Established Amounts

Pre-approved fee levels or ranges for audit and non-audit services to be provided by the Auditor to the Funds, and for a Service Affiliate’s Covered Engagement, under general pre-approval or specific pre-approval will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum pre-approved fee levels or ranges for such services or engagements will be promptly presented to the Audit Committee and will require specific pre-approval by the Audit Committee before payment of any additional fees is made.

VII.	Delegation

The Audit Committee may from time to time delegate specific pre-approval authority to its Chair and/or Vice Chair, so that the Chair or, in his or her absence, Vice Chair may grant specific pre-approval for audit and non-audit services by the Auditor to the Funds and/or a Service Affiliate’s Covered Engagement between Audit Committee meetings. Any such delegation shall be reflected in resolutions adopted by the Audit Committee and may include such limitations as to dollar amount(s) and/or scope of service(s) as the Audit Committee may choose to impose. Any such delegation shall not preclude the Chair or Vice Chair from declining, on a case by case basis, to exercise his or her delegated authority and instead convening the Audit Committee to consider and pre-approve any proposed services or engagements.

Notwithstanding the foregoing, any non-audit services to be provided to the Funds for which the fees are estimated to exceed $500,000 and any Service Affiliate’s Covered Engagement for which the fees are estimated to exceed $500,000 must be pre-approved by the Audit Committee and may not be delegated to the Chair or Vice Chair.

VIII.	Compliance with Procedures

Notwithstanding anything herein to the contrary, failure to pre-approve any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X shall not constitute a violation of these Procedures. The Audit Committee has designated the Funds’ Treasurer to ensure services and engagements are pre-approved in compliance with these Procedures. The Funds’ Treasurer will immediately report to the Chair of the Audit Committee, or the Vice Chair in his or her absence, any breach of these Procedures that comes to the attention of the Funds’ Treasurer or any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

On at least an annual basis, the Auditor will provide the Audit Committee with a summary of all non-audit services provided to any entity in the investment company complex (as defined in section 2-01(f)(14) of Regulation S-X, including the Funds and Service Affiliates) that were not pre-approved, including the nature of services provided and the associated fees.

IX.	Amendments to Procedures

All material amendments to these Procedures must be approved in advance by the Audit Committee. Non-material amendments to these Procedures may be made by the Legal and Compliance Departments and will be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

Appendix I

Non-Audit Services That May Impair the Auditor’s Independence

The Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services:

•	Management functions;

•	Human resources;

•	Broker-dealer, investment adviser, or investment banking services ;

•	Legal services;

•	Expert services unrelated to the audit;

•	Any service or product provided for a contingent fee or a commission;

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance;

•	Tax services for persons in financial reporting oversight roles at the Fund; and

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services unless it is reasonable to conclude that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements:

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client;

•	Financial information systems design and implementation;

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

•	Actuarial services; and

•	Internal audit outsourcing services.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

As of February 13, 2019, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of February 13, 2019, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

13(a) (1)	Code of Ethics.

13(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

13(a) (3)	Not applicable.

13(a) (4)	Not applicable.

13(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	February 27, 2019

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	February 27, 2019

By:	/s/ Kelli Gallegos
Kelli Gallegos
Principal Financial Officer

Date:	February 27, 2019

EXHIBIT INDEX

13(a) (1)	Code of Ethics.

13(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

13(a) (3)	Not applicable.

13(a) (4)	Not applicable.